UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/09

Date of reporting period:	02/28/09

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 28, 2009 are filed herewith.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Developed World Stock Fund returned -45.6% for the fiscal year ended February 28, 2009, as compared to -47.1% for the MSCI World Index. The Fund was invested substantially in global equity securities throughout the period.

Country allocation had a slight positive impact on relative performance. This was the result of positions in several countries and holding small cash balances in a falling market.

Sector weightings had the most significant positive impact on performance relative to the index. During the period, our underweight to Financials and overweight to Health Care contributed.

Currency allocation had a positive impact on relative performance as our underweight in the British pound and Australian dollar and overweight in the Japanese yen added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI World Index returned almost 5% more in local currency terms than in U.S. dollars.

Stock selection had mixed results. Holdings in Royal Bank of Scotland and Barclays PLC underperformed and were among the most significant detractors from returns. Among the contributors were holdings in U.S. pharmaceutical Johnson & Johnson and U.S. retailer Wal-Mart Stores, both of which outperformed.

Among GMO's global quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) outperformed strongly. Stocks with strong momentum had index-like returns. Those selected by quality-adjusted value underperformed significantly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Developed World Stock Fund Class III Shares and the MSCI World Index As of February 28, 2009

Average Annual Total Returns		
	1 Year	Since Inception
Class III	-45.83%	**8/1/05** -10.14%
Class IV	-45.79%	**9/1/05** -10.63%

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
8/1/05
$9,975,000
$6,818,420
$6,749,640
2005
2006
2007
2008
2009
GMO Developed World Stock Fund
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV will vary due to different fees.

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.2%
Short-Term Investments	5.9
Rights and Warrants	0.0
Forward Currency Contracts	(0.4)
Futures	(0.7)
Other	2.0
100.0%
Country Summary	% of Equity Investments
United States	56.1%
Japan	13.5
United Kingdom	9.0
France	7.4
Germany	2.8
Switzerland	2.7
Italy	2.0
Canada	1.7
Singapore	1.5
Hong Kong	1.1
Netherlands	0.9
Australia	0.6
Spain	0.3
Sweden	0.3
Belgium	0.1
Finland	0.0
100.0%

1

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Health Care	21.2%
Energy	13.7
Consumer Staples	13.6
Financials	10.4
Information Technology	9.7
Industrials	9.6
Consumer Discretionary	9.3
Materials	5.1
Utilities	4.6
Telecommunication Services	2.8
100.0%

2

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 93.2%
	Australia — 0.5%
377,275	Telstra Corp Ltd	850,256
25,295	Woodside Petroleum Ltd	575,698
	Total Australia	1,425,954
	Belgium — 0.1%
75,924	Dexia	158,162
	Canada — 1.6%
5,600	Agrium Inc	194,429
17,000	Bank of Nova Scotia	383,642
13,300	Canadian National Railway Co	427,164
15,100	Canadian Natural Resources	485,450
22,800	Canadian Pacific Railway Ltd	645,182
15,500	EnCana Corp	611,618
22,800	Husky Energy Inc	487,471
7,900	Potash Corp of Saskatchewan Inc	663,073
4,500	Research In Motion Ltd *	179,830
26,700	Talisman Energy Inc	250,798
	Total Canada	4,328,657
	Finland — 0.0%
6,817	Fortum Oyj	117,080
	France — 6.9%
5,313	Air Liquide SA	387,703
7,637	Alstom	358,357
37,732	ArcelorMittal	723,199
54,733	AXA	498,905
83,407	BNP Paribas	2,701,151
11,559	Casino Guichard-Perrachon SA	714,130
19,114	Cie de Saint-Gobain	436,031
8,252	CNP Assurances	530,773

See accompanying notes to the financial statements.

3

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
23,039	Credit Agricole SA	223,109
20,679	France Telecom SA	462,129
35,293	GDF Suez	1,114,545
29,881	Peugeot SA	508,466
32,517	Renault SA	466,921
60,800	Sanofi-Aventis	3,124,945
32,408	Societe Generale	1,004,571
104,547	Total SA	4,911,780
2,696	Vallourec SA	209,842
	Total France	18,376,557
	Germany — 2.6%
9,172	BASF AG	254,428
26,489	Bayerische Motoren Werke AG	655,221
4,549	Beiersdorf AG	188,413
20,342	Deutsche Post AG (Registered)	194,598
52,791	Deutsche Telekom AG (Registered)	638,392
25,237	Hannover Rueckversicherungs AG (Registered)	899,709
18,167	K&S AG	808,679
5,590	MAN AG	225,008
7,583	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	924,043
6,154	Salzgitter AG	380,084
18,430	SAP AG	592,057
16,286	Solarworld AG	279,790
37,885	Suedzucker AG	671,019
17,390	ThyssenKrupp AG	307,063
	Total Germany	7,018,504
	Hong Kong — 1.0%
133,000	CLP Holdings Ltd	983,208
55,400	Esprit Holdings Ltd	298,352
49,700	Hang Seng Bank Ltd	549,783
138,500	Hong Kong Electric Holdings Ltd	853,924
	Total Hong Kong	2,685,267

See accompanying notes to the financial statements.

4

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Italy — 1.9%
249,056	ENI SPA	4,971,054
120,146	UniCredit SPA	152,178
	Total Italy	5,123,232
	Japan — 12.6%
23,000	Asahi Breweries Ltd	287,993
10,100	Astellas Pharma Inc	335,153
18,000	Bridgestone Corp	245,156
13,800	Canon Inc	348,272
14,100	Chubu Electric Power Co Inc	347,634
167,000	Cosmo Oil Co Ltd	462,883
21,800	Daiichi Sankyo Co Ltd	350,238
7,900	Eisai Co Ltd	242,031
17,100	Fast Retailing Co Ltd	1,717,696
167,000	Fuji Heavy Industries Ltd	532,120
114,000	Hitachi Ltd	283,873
103,500	Honda Motor Co Ltd	2,474,974
54	INPEX Corp	365,325
144,000	Itochu Corp	645,685
19,700	JFE Holdings Inc	426,267
15,600	Kansai Electric Power Co Inc	375,082
15,000	Kao Corp	285,063
56,000	Kawasaki Kisen Kaisha Ltd	176,051
89	KDDI Corp	466,242
2,300	Keyence Corp	434,100
9,000	Kirin Holdings Co Ltd	86,869
4,700	Kyocera Corp	276,011
127,000	Marubeni Corp	394,275
229,000	Mazda Motor Corp	289,319
145,000	Mitsubishi Heavy Industries Ltd	405,991
5,000	Nintendo Co Ltd	1,427,498
173,000	Nippon Mining Holdings Inc	600,853
200,000	Nippon Oil Corp	953,166
23,200	Nippon Telegraph & Telephone Corp	992,019

See accompanying notes to the financial statements.

5

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
71,000	Nippon Yusen KK	292,886
391,000	Nissan Motor Co	1,193,623
681	NTT Docomo Inc	1,060,876
246,000	Osaka Gas Co Ltd	879,573
44,000	Panasonic Corp	509,441
677	Rakuten Inc	348,364
81,000	Ricoh Company Ltd	914,953
6,300	Sankyo Co Ltd	282,740
89,400	Seven & I Holdings Co Ltd	1,981,268
36,400	Shin-Etsu Chemical Co Ltd	1,620,587
65,400	Showa Shell Sekiyu KK	543,401
388,600	Sojitz Corp	436,705
53,400	SUMCO Corp	661,642
90,300	Sumitomo Corp	753,953
258,000	Sumitomo Metal Industries Ltd	483,306
10,450	T&D Holdings Inc	233,882
181,000	Taisei Corp	320,450
29,000	Taisho Pharmaceutical Co Ltd	520,567
33,000	Takeda Pharmaceutical Co Ltd	1,332,864
17,900	Tokio Marine Holdings Inc	406,526
26,300	Tokyo Electric Power Co Inc (The)	742,450
181,000	Tokyo Gas Co Ltd	725,076
83,000	TonenGeneral Sekiyu KK	784,268
63,200	Toyota Tsusho Kaisha	510,418
	Total Japan	33,767,658
	Netherlands — 0.9%
161,505	Aegon NV	574,809
15,412	Heineken NV	411,512
235,059	ING Groep NV	1,062,535
11,627	Koninklijke DSM NV	265,717
	Total Netherlands	2,314,573

See accompanying notes to the financial statements.

6

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Singapore — 1.4%
276,000	Sembcorp Industries Ltd	370,199
119,200	Singapore Airlines Ltd	776,681
363,000	Singapore Technologies Engineering Ltd	536,215
1,010,600	Singapore Telecommunications	1,590,516
85,000	United Overseas Bank Ltd	541,633
	Total Singapore	3,815,244
	Spain — 0.3%
10,986	Gas Natural SDG SA	196,940
37,918	Repsol YPF SA	579,154
	Total Spain	776,094
	Sweden — 0.2%
54,169	Electrolux AB Series B	368,550
45,900	Svenska Cellulosa AB Class B	297,079
	Total Sweden	665,629
	Switzerland — 2.5%
32,295	ABB Ltd *	389,842
8,900	Alcon Inc	733,004
85,157	Novartis AG (Registered)	3,106,809
3,720	Syngenta AG (Registered)	795,253
2,779	Synthes Inc	322,490
141,444	UBS AG (Registered) *	1,324,473
	Total Switzerland	6,671,871
	United Kingdom — 8.4%
100,030	AstraZeneca Plc	3,172,131
238,856	Aviva Plc	981,352
959,030	Barclays Plc	1,258,169
90,235	BG Group Plc	1,289,854
159,910	BP Plc	1,018,749
21,537	British American Tobacco Plc	550,493
482,136	BT Group Plc	615,958

See accompanying notes to the financial statements.

7

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
142,840	Cable & Wireless Plc	279,537
77,221	Compass Group Plc	339,266
273,102	GlaxoSmithKline Plc	4,142,083
136,449	HSBC Holdings Plc	949,022
356,199	Kingfisher Plc	638,336
1,295,525	Lloyds Banking Group Plc	1,063,470
27,699	Next Plc	459,331
667,837	Old Mutual Plc	392,469
22,109	Rio Tinto Plc	564,380
1,706,198	Royal Bank of Scotland Group Plc	555,690
24,702	Royal Dutch Shell Group Class A (Amsterdam)	540,028
128,687	Royal Dutch Shell Plc A Shares (London)	2,825,233
173,387	Tomkins Plc	278,553
191,026	Wolseley Plc	482,433
	Total United Kingdom	22,396,537
	United States — 52.3%
44,100	3M Co.	2,004,786
69,300	Abbott Laboratories	3,280,662
16,400	Accenture Ltd.-Class A	478,716
6,600	ACE Ltd.	240,966
20,000	Aflac, Inc.	335,200
41,300	Allstate Corp. (The)	695,079
16,300	Altera Corp.	249,879
78,300	Altria Group, Inc.	1,208,952
10,100	AMDOCS Ltd *	169,175
21,700	Amgen, Inc. *	1,061,781
4,300	Amphenol Corp.-Class A	109,306
19,000	Anadarko Petroleum Corp.	664,050
11,400	Aon Corp.	435,936
9,100	Apache Corp.	537,719
4,200	Apollo Group, Inc.-Class A *	304,500
7,600	Assurant, Inc.	155,040
56,200	Automatic Data Processing, Inc.	1,919,230

See accompanying notes to the financial statements.

8

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
42,400	AutoNation, Inc. *	423,152
2,600	AutoZone, Inc. *	369,798
141,291	Bank of America Corp.	558,099
10,000	Bard (C.R.), Inc.	802,600
31,100	Baxter International, Inc.	1,583,301
17,000	Becton, Dickinson & Co.	1,052,130
28,100	Best Buy Co., Inc.	809,842
1,500	BlackRock, Inc.	145,215
5,900	Boston Properties, Inc. REIT	218,831
10,400	Burlington Northern Santa Fe Corp.	611,208
22,600	Capital One Financial Corp.	272,330
38,700	CenterPoint Energy, Inc.	399,384
21,300	CH Robinson Worldwide, Inc.	881,394
26,705	Chevron Corp.	1,621,261
137,900	Citigroup, Inc.	206,850
37,300	Coach, Inc. *	521,454
151,500	Coca-Cola Co. (The)	6,188,775
21,200	Cognizant Technology Solutions Corp.-Class A *	390,080
9,000	Colgate-Palmolive Co.	541,620
25,200	Comcast Corp-Class A (Non-Voting)	306,180
30,100	Comcast Corp.-Class A	393,106
16,700	Comerica, Inc.	250,667
24,300	Computer Sciences Corp. *	844,182
50,653	ConocoPhillips	1,891,890
28,900	Convergys Corp. *	186,405
8,900	Costco Wholesale Corp.	376,826
10,400	Covidien Ltd.	329,368
17,100	D.R. Horton, Inc.	144,495
16,100	Devon Energy Corp.	703,087
17,300	DirecTV Group (The), Inc. *	344,962
13,500	Dow Chemical Co. (The)	96,660
22,600	DTE Energy Co.	605,002
54,800	Duke Energy Corp.	738,156
30,000	Ecolab, Inc.	953,400

See accompanying notes to the financial statements.

9

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
77,600	Eli Lilly & Co.	2,279,888
19,500	Emerson Electric Co.	521,625
9,900	EOG Resources, Inc.	495,396
12,200	Equity Residential REIT	214,720
26,600	Expeditors International of Washington, Inc.	732,830
7,800	Express Scripts, Inc. *	392,340
7,900	Fastenal Co.	237,948
18,292	Fidelity National Title Group, Inc.-Class A	303,098
12,700	First American Corp.	294,259
4,500	First Solar, Inc. *	475,830
5,700	FirstEnergy Corp.	242,592
16,600	Fiserv, Inc. *	541,492
13,900	FLIR Systems, Inc. *	283,699
10,200	Fluor Corp.	339,150
19,100	Forest Laboratories, Inc. *	409,504
47,300	Gannett Co., Inc.	153,252
33,600	General Dynamics Corp.	1,472,352
10,700	General Mills, Inc.	561,536
12,400	Genuine Parts Co.	348,936
10,900	Gilead Sciences, Inc. *	488,320
11,000	Google, Inc.-Class A *	3,717,890
27,600	Halliburton Co.	450,156
27,900	Hartford Financial Services Group (The), Inc.	170,190
13,100	HCP, Inc. REIT	239,337
6,500	Health Care REIT, Inc.	200,005
10,100	Hess Corp.	552,369
23,900	Hewlett-Packard Co.	693,817
51,500	Home Depot, Inc.	1,075,835
13,900	Hospitality Properties Trust REIT	158,460
39,200	Hudson City Bancorp, Inc.	406,504
36,400	Illinois Tool Works, Inc.	1,011,920
33,300	International Business Machines Corp.	3,064,599
230,500	Johnson & Johnson	11,525,000
40,700	KeyCorp.	285,307

See accompanying notes to the financial statements.

10

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
48,500	Kimberly-Clark Corp.	2,284,835
15,235	Kraft Foods, Inc.-Class A	347,053
3,000	Leucadia National Corp. *	43,890
18,000	Lexmark International, Inc. *	308,520
10,200	Lincare Holdings, Inc. *	214,914
4,800	Lockheed Martin Corp.	302,928
37,700	Lowe's Cos., Inc.	597,168
40,100	Macy's Inc	315,587
22,800	Marathon Oil Corp.	530,556
17,700	Marsh & McLennan Cos., Inc.	317,361
5,900	MasterCard, Inc.-Class A	932,377
38,600	McDonald's Corp.	2,016,850
30,500	McGraw-Hill Cos. (The), Inc.	601,765
13,800	Medco Health Solutions, Inc. *	560,004
51,400	Medtronic, Inc.	1,520,926
144,800	Merck & Co., Inc.	3,504,160
54,000	Microsoft Corp.	872,100
16,300	Monsanto Co.	1,243,201
15,100	Morgan Stanley	295,054
8,300	Murphy Oil Corp.	347,023
35,300	Nike, Inc.-Class B	1,466,009
46,100	NiSource, Inc.	403,375
8,100	Noble Energy, Inc.	368,874
10,700	Norfolk Southern Corp.	339,404
13,500	Nucor Corp.	454,275
600	NVR, Inc. *	199,662
20,000	Occidental Petroleum Corp.	1,037,400
45,025	Old Republic International Corp.	408,827
50,300	Oracle Corp. *	781,662
51,200	Paychex, Inc.	1,129,472
14,700	Pepco Holdings, Inc.	220,500
90,100	PepsiCo, Inc.	4,337,414
362,800	Pfizer, Inc.	4,466,068
9,200	PG&E Corp.	351,624

See accompanying notes to the financial statements.

11

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
38,700	Philip Morris International, Inc.	1,295,289
11,000	Pinnacle West Capital Corp.	288,860
11,100	Plum Creek Timber Co., Inc.	291,153
6,500	PPG Industries, Inc.	201,890
18,600	Praxair, Inc.	1,055,550
36,200	Procter & Gamble Co. (The)	1,743,754
16,800	Progress Energy, Inc.	595,056
6,900	Public Storage REIT	382,812
31,200	Qualcomm, Inc.	1,043,016
68,400	Regions Financial Corp.	233,928
13,600	Rockwell Collins, Inc.	424,320
9,400	Ryder System, Inc.	214,884
17,400	Schlumberger Ltd.	662,244
14,800	Sigma-Aldrich Corp.	528,360
18,500	Southern Co.	560,735
16,500	Southwestern Energy Co. *	474,705
29,600	Stryker Corp.	996,632
13,542	Supervalu, Inc.	211,391
46,800	Sysco Corp.	1,006,200
39,400	TJX Cos. (The), Inc.	877,438
9,900	Torchmark Corp.	203,940
9,800	Travelers Cos. (The), Inc.	354,270
27,200	Tyco Electronics Ltd.	257,856
18,100	Union Pacific Corp.	679,112
39,400	United Parcel Service, Inc.-Class B	1,622,492
47,300	United Technologies Corp.	1,931,259
35,915	UnitedHealth Group, Inc.	705,730
44,900	Valero Energy Corp.	870,162
10,400	VF Corp.	539,760
8,100	Visa, Inc.-Class A	459,351
5,900	Vornado Realty Trust REIT	193,107
9,500	W.W. Grainger, Inc.	628,520
175,900	Wal-Mart Stores, Inc.	8,661,316
13,700	WellPoint, Inc. *	464,704

See accompanying notes to the financial statements.

12

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	United States — continued
12,900	Wells Fargo & Co.	156,090
27,500	Western Union Co.	306,900
6,400	Whirlpool Corp.	142,272
36,800	Xcel Energy, Inc.	652,832
21,000	Xilinx, Inc.	371,280
22,600	XTO Energy, Inc.	715,516
	Total United States	140,078,367
	TOTAL COMMON STOCKS (COST $446,219,087)	249,719,386
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
23,262	Cie de Saint-Gobain Warrants, Expires 03/06/09 *	34,209
	TOTAL RIGHTS AND WARRANTS (COST $136,847)	34,209
	SHORT-TERM INVESTMENTS — 5.9%
2,500,000	Bank of America Time Deposit, 0.08%, due 03/02/09	2,500,000
5,824,660	Brown Brothers Harriman Time Deposit, 0.02% - 2.29%, due 03/02/09	5,824,660
2,499,692	Citibank Time Deposit, 0.05% - 0.09%, due 03/02/09	2,499,692
19,962	Hong Kong & Shanghai Banking Corp. Time Deposit, 0.01%, due 03/02/09	19,962
2,500,000	HSBC Bank USA Time Deposit, 0.08%, due 03/02/09	2,500,000
2,500,000	JPMorgan Chase Time Deposit, 0.08%, due 03/02/09	2,500,000
60,708	Societe Generale Time Deposit, 0.33%, due 03/02/09	60,708
	TOTAL SHORT-TERM INVESTMENTS (COST $15,905,022)	15,905,022
	TOTAL INVESTMENTS — 99.1% (Cost $462,260,956)	265,658,617
	Other Assets and Liabilities (net) — 0.9%	2,339,969
	TOTAL NET ASSETS — 100.0%	$267,998,586

See accompanying notes to the financial statements.

13

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	CAD	6,380,120	$5,015,374	$(28,917)
4/24/09	CAD	6,380,120	5,015,374	(23,515)
4/24/09	CAD	890,000	699,624	(21,838)
4/24/09	CHF	6,696,520	5,730,698	15,670
4/24/09	CHF	5,571,520	4,767,954	7,273
4/24/09	CHF	5,571,520	4,767,954	12,925
4/24/09	CHF	5,571,520	4,767,954	19,243
4/24/09	DKK	4,535,854	770,441	3,828
4/24/09	EUR	801,000	1,015,206	(19,334)
4/24/09	GBP	2,612,885	3,740,219	(45,394)
4/24/09	GBP	388,000	555,403	(9,874)
4/24/09	JPY	574,600,174	5,894,056	(336,023)
4/24/09	JPY	446,911,246	4,584,266	(275,943)
4/24/09	JPY	397,800,855	4,080,507	(278,200)
4/24/09	NZD	469,710	234,411	(3,638)
4/24/09	SEK	43,052,742	4,779,719	(153,051)
4/24/09	SEK	43,052,742	4,779,719	(99,387)
4/24/09	SGD	5,599,872	3,616,819	(51,426)
			$64,815,698	$(1,287,601)
Sales
4/24/09	AUD	2,180,760	$1,389,364	$(2,989)
4/24/09	EUR	3,001,582	3,804,273	(16,577)
4/24/09	EUR	2,121,730	2,689,129	32,605
4/24/09	EUR	3,001,582	3,804,273	(23,540)
4/24/09	GBP	3,581,824	5,127,209	(32,924)
4/24/09	GBP	5,372,736	7,690,814	(28,352)
4/24/09	HKD	18,460,666	2,381,470	182
4/24/09	JPY	237,000,448	2,431,071	215,411
4/24/09	SGD	6,896,797	4,454,470	126,445
			$33,772,073	$270,261

See accompanying notes to the financial statements.

14

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	AEX	March 2009	$109,816	$(10,225)
34	CAC 40	March 2009	1,148,712	(89,233)
26	DAX	March 2009	3,132,891	(557,146)
52	FTSE 100	March 2009	2,807,630	(319,834)
1	Hang Seng	March 2009	80,813	(1,415)
5	MSCI Singapore	March 2009	122,472	(1,867)
8	OMXS 30	March 2009	56,149	(1,328)
7	S&P/MIB	March 2009	671,232	(220,985)
2	S&P Toronto 60	March 2009	153,687	(16,829)
117	TOPIX	March 2009	8,979,002	(902,324)
			$17,262,404	$(2,121,186)
Sales
6	IBEX 35	March 2009	$571,689	$23,599
33	S&P 500 E-Mini Index	March 2009	1,211,430	171,728
22	SPI 200	March 2009	1,149,228	105,513
			$2,932,347	$300,840

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

16

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $462,260,956) (Note 2)	$265,658,617
Foreign currency, at value (cost $142) (Note 2)	136
Receivable for investments sold	153,533
Dividends receivable	963,950
Foreign taxes receivable	57,229
Unrealized appreciation on open forward currency contracts (Note 2)	433,582
Receivable for collateral on open futures contracts (Note 2)	2,825,911
Receivable for expenses reimbursed by Manager (Note 3)	16,538
Total assets	270,109,496
Liabilities:
Payable for investments purchased	101,893
Payable to affiliate for (Note 3):
Management fee	100,831
Shareholder service fee	28,864
Trustees and Chief Compliance Officer of GMO Trust fees	1,047
Payable for variation margin on open futures contracts (Note 2)	143,975
Unrealized depreciation on open forward currency contracts (Note 2)	1,450,922
Miscellaneous payable	101,852
Accrued expenses	181,526
Total liabilities	2,110,910
Net assets	$267,998,586

See accompanying notes to the financial statements.

17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$512,234,166
Accumulated undistributed net investment income	3,794,038
Distributions in excess of net realized gain	(48,575,741)
Net unrealized depreciation	(199,453,877)
$267,998,586
Net assets attributable to:
Class III shares	$155,560,332
Class IV shares	$112,438,254
Shares outstanding:
Class III	13,719,101
Class IV	9,907,339
Net asset value per share:
Class III	$11.34
Class IV	$11.35

See accompanying notes to the financial statements.

18

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $701,531)	$13,254,496
Interest	257,990
Securities lending income	224,067
Total investment income	13,736,553
Expenses:
Management fee (Note 3)	1,855,185
Shareholder service fee – Class III (Note 3)	345,373
Shareholder service fee – Class IV (Note 3)	174,814
Custodian and fund accounting agent fees	332,711
Transfer agent fees	41,829
Audit and tax fees	77,429
Legal fees	10,174
Trustees fees and related expenses (Note 3)	5,946
Registration fees	3,033
Miscellaneous	8,379
Total expenses	2,854,873
Fees and expenses reimbursed by Manager (Note 3)	(470,537)
Expense reductions (Note 2)	(6,397)
Net expenses	2,377,939
Net investment income (loss)	11,358,614
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(40,364,908)
Closed futures contracts	(8,976,566)
Foreign currency, forward contracts and foreign currency related transactions	2,801,989
Net realized gain (loss)	(46,539,485)
Change in net unrealized appreciation (depreciation) on:
Investments	(182,845,007)
Open futures contracts	516,916
Foreign currency, forward contracts and foreign currency related transactions	(3,161,715)
Net unrealized gain (loss)	(185,489,806)
Net realized and unrealized gain (loss)	(232,029,291)
Net increase (decrease) in net assets resulting from operations	$(220,670,677)

See accompanying notes to the financial statements.

19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$11,358,614	$11,232,424
Net realized gain (loss)	(46,539,485)	39,545,032
Change in net unrealized appreciation (depreciation)	(185,489,806)	(63,583,976)
Net increase (decrease) in net assets from operations	(220,670,677)	(12,806,520)
Distributions to shareholders from:
Net investment income
Class III	(7,860,790)	(8,471,254)
Class IV	(6,163,416)	(5,941,447)
Total distributions from net investment income	(14,024,206)	(14,412,701)
Net realized gains
Class III	(2,479,946)	(22,082,339)
Class IV	(1,952,911)	(15,851,765)
Total distributions from net realized gains	(4,432,857)	(37,934,104)
	(18,457,063)	(52,346,805)
Net share transactions (Note 7):
Class III	(17,180,224)	66,739,553
Class IV	8,116,327	21,793,212
Increase (decrease) in net assets resulting from net share transactions	(9,063,897)	88,532,765
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	173,735	253,528
Increase in net assets resulting from purchase premiums and redemption fees	173,735	253,528
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(8,890,162)	88,786,293
Total increase (decrease) in net assets	(248,017,902)	23,632,968
Net assets:
Beginning of period	516,016,488	492,383,520
End of period (including accumulated undistributed net investment income of $3,794,038 and $4,927,285, respectively)	$267,998,586	$516,016,488

See accompanying notes to the financial statements.

20

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$21.88		$24.58		$22.24	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.54		0.43	0.15
Net realized and unrealized gain (loss)	(10.20)		(0.74)		2.84	2.15
Total from investment operations	(9.69)		(0.20)		3.27	2.30
Less distributions to shareholders:
From net investment income	(0.64)		(0.67)		(0.32)	(0.06)
From net realized gains	(0.21)		(1.83)		(0.61)	—
Total distributions	(0.85)		(2.50)		(0.93)	(0.06)
Net asset value, end of period	$11.34		$21.88		$24.58	$22.24
Total Return(b)	(45.56)%		(1.73)%		14.87%	11.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$155,560		$309,609		$282,446	$179,466
Net expenses to average daily net assets	0.61	%(c)	0.62	%(c)	0.62%	0.62	%*
Net investment income to average daily net assets	2.79%		2.15%		1.83%	1.27	%*
Portfolio turnover rate	50%		53%		43%	15	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.11%		0.12%	0.20	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.02		$0.03	$0.07

(a)  Period from August 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$21.90		$24.59		$22.25	$20.24
Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.56		0.45	0.12
Net realized and unrealized gain (loss)	(10.20)		(0.74)		2.82	1.95
Total from investment operations	(9.69)		(0.18)		3.27	2.07
Less distributions to shareholders:
From net investment income	(0.65)		(0.68)		(0.32)	(0.06)
From net realized gains	(0.21)		(1.83)		(0.61)	—
Total distributions	(0.86)		(2.51)		(0.93)	(0.06)
Net asset value, end of period	$11.35		$21.90		$24.59	$22.25
Total Return(b)	(45.52)%		(1.66)%		14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$112,438		$206,408		$209,937	$137,409
Net expenses to average daily net assets	0.56	%(c)	0.57	%(c)	0.57%	0.57	%*
Net investment income to average daily net assets	2.82%		2.22%		1.93%	1.20	%*
Portfolio turnover rate	50%		53%		43%	15	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.11%		0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	—	(d)	—	(d)	$0.02	$0.06

(a)  Period from September 1, 2005 (commencement of operations) through February 28, 2006.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(d)  For the years ended February 28, 2009 and February 29, 2008, the class received no purchase premiums or redemptions fees.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

22

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Developed World Stock Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI World Index. The Fund typically makes equity investments in companies from the world's developed markets, including the U.S.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the

23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 37.86% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$164,151,859	$171,728
Level 2 - Other Significant Observable Inputs	101,506,758	562,694
Level 3 - Significant Unobservable Inputs	—	—
Total	$265,658,617	$734,422

*  Other financial instruments include forward currency contracts and futures contracts.

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(16,829)
Level 2 - Other Significant Observable Inputs	—	(3,555,279)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(3,572,108)

**  Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009, The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$1,532,345	$(1,532,345)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$14,034,754	$22,308,523
Net long-term capital gain	4,422,309	30,038,282
Total distributions	$18,457,063	$52,346,805

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,711,661

As of February 28, 2009 the Fund elected to defer to March 1, 2009 post-October capital losses of $32,763,918.

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(12,590,155)
Total	$(12,590,155)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$465,208,979	$1,496,482	$(201,046,844)	$(199,550,362)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate and existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

32

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

Effective June 30, 2008, GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. For the period from March 1, 2008 through June 29, 2008, the management fee rate was 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.45% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009, was $4,762 and $2,990, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $192,356,311 and $211,660,162, respectively.

33

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 52.26% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.   Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,345,030	$22,152,501	2,679,838	$67,974,333
Shares issued to shareholders in reinvestment of distributions	465,528	7,953,416	1,157,471	28,331,295
Shares repurchased	(2,243,384)	(47,286,141)	(1,177,880)	(29,566,075)
Purchase premiums	—	55,520	—	170,362
Redemption fees	—	118,215	—	83,166
Net increase (decrease)	(432,826)	$(17,006,489)	2,659,429	$66,993,081

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	482,092	8,116,327	889,056	21,793,212
Shares repurchased	—	—	—	—
Purchase premiums	—	—	—	—
Redemption fees	—	—	—	—
Net increase (decrease)	482,092	$8,116,327	889,056	$21,793,212

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the "Fund") at February 28, 2009 , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

36

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.60%	$1,000.00	$574.80	$2.34
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01
Class IV
1) Actual	0.55%	$1,000.00	$575.10	$2.15
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $4,422,309 from long-term capital gains.

For taxable, non-corporate shareholders, 78.44% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 36.22% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Countries Fund returned -58.6% for the fiscal year ended February 28, 2009, as compared to -56.3% for the S&P/IFCI (Investable) Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 1.5% from performance during the period. The Fund's underweights in Russia and India and overweight in Brazil contributed to relative performance. The Fund's overweights in Korea, Hungary, and Pakistan and underweights in China and Israel detracted from relative performance.

Stock selection was successful in Taiwan while it detracted from performance in Korea, Russia, Israel, Mexico, and Indonesia.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Countries Fund Class III Shares and the S&P/IFCI (Investable) Composite Index As of February 28, 2009

$84,000,000
$76,000,000
$68,000,000
$60,000,000
$52,000,000
$44,000,000
$36,000,000
$28,000,000
$20,000,000
$12,000,000
$4,000,000
2/28/99
$10,000,000
$31,168,200
$23,636,170
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Emerging Countries Fund
S&P/IFCI (Investable) Composite Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	-58.58%	2.01%	12.04%	n/a
Class M	-58.67%	1.71%	n/a	**7/9/02** 8.33%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class M shares will vary due to different fees.

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	84.3%
Preferred Stocks	12.3
Short-Term Investments	1.9
Investment Funds	0.1
Forward Currency Contracts	0.0
Rights and Warrants	0.0
Other	1.4
100.0%
Country Summary	% of Equity Investments
Brazil	19.2%
South Korea	18.1
Taiwan	13.6
China	12.0
South Africa	7.6
Turkey	5.5
Thailand	5.0
Russia	3.4
Malaysia	3.0
India	2.4
Mexico	1.7
Israel	1.5
Poland	1.2
Chile	1.1
Egypt	1.1
Indonesia	0.8
Philippines	0.8
Czech Republic	0.7
Hungary	0.7
Morocco	0.4
United States*	0.1
Argentina	0.1
Peru	0.0
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

1

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	22.9%
Information Technology	13.5
Telecommunication Services	12.5
Energy	12.4
Materials	11.8
Industrials	8.0
Consumer Discretionary	6.1
Utilities	6.0
Consumer Staples	5.3
Health Care	1.3
Miscellaneous*	0.2
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 84.3%
	Argentina — 0.1%
5,060	Cresud SA Sponsored ADR	36,280
22,280	Petrobras Energia Participaciones SA Sponsored ADR	111,846
	Total Argentina	148,126
	Brazil — 6.7%
76,400	Banco do Brasil SA	442,477
3,000	Banco Nossa Caixa SA	87,689
3,200	Brasil Telecom Participacoes SA	80,756
4,100	Cia de Saneamento de Minas Gerais-Copasa MG *	35,644
33,509	Companhia Saneamento Basico Sao Paulo	336,856
81,600	Companhia Vale do Rio Doce	1,053,355
5,700	CPFL Energia SA	74,962
20,400	Cyrela Brazil Realty SA	60,055
23,200	EDP-Energias Do Brasil SA	227,013
31,100	Electrobras (Centro)	340,729
68,700	Empresa Brasileira de Aeronautica SA	189,317
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR	98,371
38,200	Fertilizantes Heringer SA *	63,576
27,300	Gerdau SA	114,045
34,448	Investimentos Itau SA	147,651
31,300	JBS SA	60,338
53,200	Natura Cosmeticos SA	482,747
72,940	Petroleo Brasileiro SA (Petrobras)	997,381
32,660	Petroleo Brasileiro SA (Petrobras) ADR	905,662
53,900	Redecard SA	563,478
8,523	Souza Cruz SA	171,073
11,800	Tele Norte Leste Participacoes SA	175,169
22,920	Uniao de Bancos Brasileiros SA	120,763
5,020	Unibanco-Uniao de Bancos Brasileiros SA GDR	262,697
28,325	Usinas Siderurgicas de Minas Gerais SA	291,612
	Total Brazil	7,383,416

See accompanying notes to the financial statements.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Chile — 1.0%
1,912	Banco de Chile ADR	69,788
6,110	Banco Santander Chile SA ADR	213,422
4,080	Compania Cervecerias Unidas ADR	108,691
3,560	Embotelladora Andina SA ADR A Shares	44,286
5,830	Embotelladora Andina SA ADR B Shares	83,369
4,000	Empresa Nacional de Electricidad SA Sponsored ADR	145,040
16,850	Enersis SA Sponsored ADR	242,977
30,330	Lan Airlines SA Sponsored ADR	250,223
	Total Chile	1,157,796
	China — 11.6%
196,000	Agile Property Holdings Ltd	64,841
3,810,000	Bank of China Ltd Class H	1,049,571
602,400	Chaoda Modern Agriculture Holdings Ltd	344,239
926,000	China Construction Bank Class H	464,167
54,000	China Huiyuan Juice Group Ltd	62,357
122,397	China International Marine Containers Co Ltd Class B	68,597
174,000	China Life Insurance Co Ltd Class H	481,299
208,500	China Merchants Bank Co Ltd Class H	302,510
224,664	China Mobile Ltd	1,951,907
3,872	China Mobile Ltd Sponsored ADR	167,851
1,337,083	China Petroleum & Chemical Corp Class H	684,054
182,000	China Railway Construction Corp Ltd Class H *	219,754
488,000	China Railway Group Ltd Class H *	265,437
44,000	China Resources Power Holdings Co Ltd	81,418
142,000	China Shipping Development Co Ltd Class H	108,980
704,000	China Telecom Corp Ltd Class H	236,193
176,000	CNOOC Ltd	151,294
194,000	Cosco Pacific Ltd	139,951
506,000	Datang International Power Generation Co Ltd	209,923
580,000	Dongfeng Motor Group Co Ltd	210,379
823,000	Huaneng Power International Inc Class H	536,105
1,188,000	Industrial and Commercial Bank of China Ltd Class H	478,478
126,000	Kingboard Chemical Holdings Ltd	203,938

See accompanying notes to the financial statements.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	China — continued
17,950	Mindray Medical International Ltd ADR	327,588
10,580	Netease.Com Inc ADR *	216,678
384,000	Nine Dragons Paper Holdings Ltd	102,922
200,000	Parkson Retail Group Ltd	159,907
1,605,553	PetroChina Co Ltd Class H	1,137,266
128,000	PICC Property & Casualty Co Ltd Class H *	57,010
28,000	Ping An Insurance (Group) Co of China Ltd Class H	132,097
21,280	Shanda Interactive Entertainment Ltd Sponsored ADR *	698,410
76,400	Shanghai Industrial Holdings Ltd	172,660
416,000	Shenzhen Investment Ltd	65,308
282,000	Shimao Property Holdings Ltd	143,915
15,400	Sina.com *	330,638
10,270	Suntech Power Holdings Co Ltd ADR *	62,544
88,000	Tencent Holdings Ltd	502,739
190,000	Want Want China Holdings Ltd	74,422
168,000	Yanzhou Coal Mining Co Ltd Class H	94,928
82,000	Zhuzhou CSR Times Electric Co Ltd Class H	74,038
	Total China	12,836,313
	Czech Republic — 0.7%
4,900	Central European Media Enterprises Ltd Class A *	28,438
16,860	CEZ AS	505,127
9,300	New World Resources NV Class A	25,618
1,245	Pegas Nonwovens SA	13,797
116	Philip Morris CR AS	29,922
3,800	Telefonica 02 Czech Republic AS	64,060
13,320	Unipetrol	67,102
	Total Czech Republic	734,064
	Egypt — 1.1%
9,612	Alexandria Mineral Oils Co	59,494
35,620	Commercial International Bank	216,079
5,367	Egyptian Co for Mobile Services	131,219
430	El Ezz Aldekhela Steel Alexa Co	47,093

See accompanying notes to the financial statements.

5

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Egypt — continued
37,000	El Ezz Steel Rebars SAE	45,457
4,870	ElSwedy Cables Holding Co *	34,351
5,200	Orascom Construction Industries	102,914
31,620	Orascom Telecom Holding SAE	104,938
5,800	Oriental Weavers Co	20,812
19,800	Palm Hills Developments SAE *	22,349
46,827	Sidi Kerir Petrochemicals Co	67,663
182,300	Talaat Moustafa Group *	83,354
107,254	Telecom Egypt	275,359
	Total Egypt	1,211,082
	Hungary — 0.7%
380	Egis Gyogyszergyar Nyrt	15,825
110,680	Magyar Telekom Nyrt	254,482
2,960	MOL Magyar Olaj es Gazipari Nyrt	110,372
37,870	OTP Bank Nyrt *	254,191
900	Richter Gedeon Nyrt	92,943
	Total Hungary	727,813
	India — 2.3%
50,570	Canara Bank Ltd	160,431
4,400	Hero Honda Motors Ltd	79,143
85,700	Hindustan Unilever Ltd	424,140
55,100	Indiabulls Financial Services Ltd	101,849
9,024	Jindal Steel & Power Ltd	180,406
16,900	Maruti Suzuki India Ltd	220,561
23,300	Punjab National Bank Ltd	151,878
141,000	Reliance Communications Ltd	422,360
24,600	Reliance Energy Ltd	232,088
43,766	Reliance Power Ltd *	83,667
11,400	State Bank of India	225,930
190,430	Steel Authority of India Ltd	279,428
	Total India	2,561,881

See accompanying notes to the financial statements.

6

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Indonesia — 0.8%
260,000	Aneka Tambang Tbk PT	25,739
2,907,751	Bakrie & Brothers Tbk PT *	12,038
537,000	Bank Central Asia Tbk PT	104,092
509,000	Bank CIMB Niaga Tbk PT	16,554
335,500	Bank Mandiri Tbk PT	47,748
634,000	Bank Negara Indonesia (Persero) Tbk PT	36,437
3,978,500	Bumi Resources Tbk PT	245,131
45,500	Gudang Garam Tbk PT	19,586
879,500	Indah Kiat Pulp and Paper Corp Tbk PT *	65,736
283,500	Indofood Sukses Makmur Tbk PT	20,490
669,500	Kalbe Farma Tbk PT	35,740
341,500	Perusahaan Gas Negara PT	53,526
306,500	Telekomunikasi Indonesia Tbk PT	161,307
52,500	United Tractors Tbk PT	23,088
	Total Indonesia	867,212
	Israel — 1.5%
3,560	Africa Israel Properties Ltd *	31,763
129,940	Bank Hapoalim BM *	222,193
238,270	Bank Leumi Le	408,155
29,430	Bezeq Israeli Telecommunication Corp Ltd	44,404
3,790	Check Point Software Technologies Ltd *	83,266
540	Delek Group Ltd	35,726
3,663	IDB Development Corp Ltd	36,037
65,160	Israel Discount Bank Ltd	42,279
9,830	Jerusalem Economy Ltd *	34,584
15,610	Teva Pharmaceutical Industries Ltd Sponsored ADR	695,894
	Total Israel	1,634,301
	Malaysia — 2.9%
26,199	British American Tobacco Malaysia Berhad	315,854
270,400	Genting Berhad	250,394
45,600	Hong Leong Financial Group Berhad	56,121
53,800	Kulim Malaysia Berhad	71,810

See accompanying notes to the financial statements.

7

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Malaysia — continued
43,400	MISC Berhad	99,804
257,300	MISC Berhad (Foreign Registered)	584,645
53,309	PPB Group Berhad	138,582
119,005	Public Bank Berhad	280,945
415,378	Resorts World Berhad	245,955
591,800	RHB Capital Berhad	592,870
78,699	Tanjong Plc	293,535
196,700	Tenaga Nasional Berhad	340,314
	Total Malaysia	3,270,829
	Mexico — 1.6%
64,200	Alfa SA de CV Class A	89,787
792,729	Cemex SA de CV CPO *	426,814
22,400	Desarrolladora Homex SA de CV *	47,065
11,640	Fomento Economico Mexicano Sponsored ADR	268,186
604,916	Grupo Mexico SA Class B	345,156
44,380	Telefonos de Mexico SA de CV Class L Sponsored ADR	609,781
	Total Mexico	1,786,789
	Morocco — 0.4%
380	Attijariwafa Bank	11,522
502	Banque Centrale Populaire	15,058
1,044	Banque Marocaine du Commerce Exterieur	29,612
119	Compagnie Generale Immobiliere	28,495
16,519	Maroc Telecom	304,336
220	ONA SA	34,496
70	Societe Nationale De Siderurgie	21,938
	Total Morocco	445,457
	Peru — 0.0%
7,022	Compania Minera Milpo SA	10,694
378	Sociedad Minera Cerro Verde SA	3,859
18,387	Volcan Compania Minera SA Class B	5,317
	Total Peru	19,870

See accompanying notes to the financial statements.

8

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Philippines — 0.7%
196,700	Aboitiz Power Corp	16,727
634,500	Alliance Global Group Inc *	19,207
22,212	Ayala Corp	86,264
44	Ayala Land Inc	5
148,300	Bank of the Philippine Islands	103,544
1,016,800	Benpres Holdings Corp *	25,861
196,800	First Gen Corp *	61,460
1,300	Globe Telecom Inc	20,668
16,200	Manila Electric Co	29,489
59,100	Metropolitan Bank & Trust Co	24,783
8,280	Philippine Long Distance Telephone Co	364,402
827,200	PNOC Energy Development Corp	41,558
101,300	SM Prime Holdings Inc	14,964
1,262,600	Vista Land & Lifescapes Inc	21,153
	Total Philippines	830,085
	Poland — 1.2%
6,100	Bank Handlowy W Warszawie SA	56,440
17,620	KGHM Polska Miedz SA	163,137
60,500	Polski Koncern Naftowy Orlen SA	339,459
38,140	Polskie Gornictwo Naftowe I Gazownictwo SA	35,770
42,950	Powszechna Kasa Oszczednosci Bank Polski SA	223,817
95,360	Telekomunikacja Polska SA	459,727
	Total Poland	1,278,350
	Russia — 3.2%
39,320	Aeroflot - Russian Airlines	29,115
76,370	Cherepovets MK Severstal GDR (Registered Shares)	277,223
66,940	KamAZ *	31,726
6,080	Lukoil Sponsored ADR	194,803
9,630	Mobile Telesystems Sponsored ADR	228,135
124,144	OAO Gazprom Sponsored GDR	1,612,631
2,550	OAO Tatneft Sponsored GDR (Registered Shares)	90,780
3,150	Rostelecom Sponsored ADR	151,578

See accompanying notes to the financial statements.

9

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Russia — continued
531,050	Sberbank RF	208,065
109,700	Surgutneftegaz Sponsored ADR	627,484
70,500	VTB Bank GDR	75,435
	Total Russia	3,526,975
	South Africa — 7.3%
39,852	Absa Group Ltd	348,947
17,545	Adcock Ingram Holdings Ltd *	66,032
8,100	AngloGold Ashanti Ltd	239,666
30,567	ArcelorMittal South Africa Ltd	222,667
72,667	Aveng Ltd	184,017
31,179	Bidvest Group Ltd	255,167
9,261	British American Tobacco Plc *	233,931
331,300	FirstRand Ltd	392,904
59,900	Foschini Ltd	244,780
19,700	Gold Fields Ltd	202,074
45,300	Grindrod Ltd	58,638
42,300	Harmony Gold Mining Co Ltd *	510,373
7,300	Highveld Steel and Vanadium Corp Ltd	50,889
45,300	Imperial Holdings Ltd	198,024
46,000	Investec Ltd	136,446
44,600	JD Group Ltd	129,468
38,900	Massmart Holdings Ltd	278,027
38,700	MTN Group Ltd	327,736
21,800	Naspers Ltd Class N	330,658
12,500	Nedbank Group Ltd	92,513
14,528	Reinet Investments SCA *	13,227
87,507	Remgro Ltd	573,014
29,700	Reunert Ltd	109,236
131,600	RMB Holdings Ltd	249,078
251,300	Sanlam Ltd	377,875
19,600	Sasol Ltd	488,806
72,068	Standard Bank Group Ltd	461,114
264,000	Steinhoff International Holdings Ltd	292,169

See accompanying notes to the financial statements.

10

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Africa — continued
46,900	Telkom South Africa Ltd	458,515
25,524	Tiger Brands Ltd	318,456
94,000	Truworths International Ltd	288,580
	Total South Africa	8,133,027
	South Korea — 17.2%
210	Amorepacific Corp	74,844
57,039	Busan Bank	189,057
3,110	CJ Corp	65,919
40,140	Daegu Bank	150,194
9,146	Daelim Industrial Co Ltd	235,646
2,070	DC Chemical Co Ltd	284,518
6,350	Dongbu Insurance Co Ltd	58,385
8,610	Dongkuk Steel Mill Co Ltd	117,736
6,610	GS Engineering & Construction Corp	200,061
5,920	GS Holdings Corp	96,768
37,270	Hana Financial Group Inc	441,061
4,330	Hanjin Heavy Industries & Construction Co Ltd	68,563
7,841	Hanjin Heavy Industries & Construction Holdings Co Ltd	62,472
16,200	Hanjin Shipping	159,285
14,100	Hankook Tire Co Ltd	114,511
5,158	Honam Petrochemical Corp *	155,120
1,860	Hyundai Elevator Co Ltd	64,988
2,570	Hyundai Heavy Industries Co Ltd	291,308
5,945	Hyundai Mipo Dockyard	452,397
24,390	Hyundai Mobis	1,171,218
26,340	Hyundai Motor Co	824,498
8,840	Hyundai Steel Co	195,022
13,222	Hyunjin Materials Co Ltd *	226,052
55,440	Industrial Bank of Korea *	210,648
5,890	INTOPS Co Ltd	56,240
61,690	KB Financial Group Inc *	1,182,749
800	KB Financial Group Inc ADR *	15,056
2,094	Keangnam Enterprises Ltd *	6,869

See accompanying notes to the financial statements.

11

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Korea — continued
34,840	Kia Motors Corp *	149,978
35,150	Korea Electric Power Corp *	544,309
59,690	Korea Exchange Bank	208,668
6,430	Korea Kumho Petrochemical Co Ltd *	69,635
2,760	Korea Line Corp	94,738
5,700	Korea Zinc Co Ltd	327,421
4,210	Korean Air Lines Co Ltd *	83,038
7,500	KT Corp	182,268
20,330	KT Corp Sponsored ADR *	244,367
20,663	KT&G Corp	1,059,284
8,470	Kumho Industrial Co Ltd *	63,296
5,050	LG Chem Ltd	274,004
14,820	LG Corp	387,512
10,760	LG Dacom Corp	121,480
16,510	LG Display Co Ltd	274,179
15,620	LG International Corp	156,892
37,740	LG Telecom Ltd	217,016
1,380	Lotte Shopping Co Ltd	146,263
2,238	NCSoft Corp	101,508
5,720	POSCO	1,154,683
8,340	S-Oil Corp	283,422
29,710	Samho International Co Ltd *	48,201
5,348	Samsung Electronics Co Ltd	1,644,874
5,880	Samsung Fire & Marine Insurance Co Ltd	596,604
2,636	Samsung SDI Co Ltd	97,683
3,330	Samsung Securities Co Ltd	112,634
5,560	Seoul Semiconductor Co Ltd *	80,923
40,485	Shinhan Financial Group Co Ltd *	594,953
6,145	SK Energy Co Ltd	285,364
17,677	SK Holdings Co Ltd	971,314
39,060	SK Networks Co Ltd	182,620
1,146	SK Telecom Co Ltd	139,298
43,530	SK Telecom Co Ltd ADR	582,867
5,720	STX Engine Co Ltd *	55,819

See accompanying notes to the financial statements.

12

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Korea — continued
22,640	Sungwoo Hitech Co Ltd	49,183
50,481	Woori Finance Holdings Co Ltd *	202,096
9,640	Woori Investment & Securities Co Ltd	84,137
	Total South Korea	19,043,716
	Taiwan — 13.2%
263,000	Acer Inc	344,360
176,000	Asia Cement Corp	129,938
66,000	Asia Optical Co Inc	70,109
263,733	Asustek Computer Inc	249,022
173,500	Catcher Technology Co Ltd	289,630
530,339	China Development Financial Holding Corp	89,238
937,000	Chinatrust Financial Holding Co Ltd	280,294
658,755	Chunghwa Telecom Co Ltd	1,014,194
647,557	Compal Electronics Inc	368,749
96,000	Delta Electronics Inc	151,174
42,260	Dynapack International Technology Corp	87,392
135,000	Far Eastone Telecommunications Co Ltd	130,407
667,983	First Financial Holding Co Ltd	264,596
206,000	Formosa Plastics Corp	278,808
91,000	Foxconn Technology Co Ltd	207,618
603,000	Fubon Financial Holding Co Ltd	320,288
90,940	High Tech Computer Corp	986,251
477,990	Hon Hai Precision Industry Co Ltd	938,937
344,000	Hung Sheng Construction Co Ltd	61,746
305,000	Inventec Co Ltd	89,285
570,845	Lite-On Technology Corp	333,179
464,000	Macronix International Co Ltd	148,068
136,097	MediaTek Inc	1,167,408
48,970	Motech Industries Inc	107,955
330,417	Nan Ya Plastics Corp	311,605
159,198	Novatek Microelectronics Corp Ltd	192,271
610,000	Pou Chen Corp	260,233
80,000	Powertech Technology Inc	121,683

See accompanying notes to the financial statements.

13

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Taiwan — continued
608,000	Prince Housing Development Corp	77,629
2,050,000	ProMOS Technologies Inc *	69,250
658,431	Quanta Computer Inc	664,804
107,000	Radiant Opto-Electronics Corp	80,412
220,000	Synnex Technology International Corp	249,622
759,000	Taishin Financial Holding Co Ltd	105,675
586,213	Taiwan Cement Corp	433,927
239,950	Taiwan Cooperative Bank	98,749
144,000	Taiwan Fertilizer Co Ltd	216,244
279,787	Taiwan Mobile Co Ltd	363,559
1,940,330	Taiwan Semiconductor Manufacturing Co Ltd	2,450,915
42,000	Transcend Information Inc	83,723
49,000	U-Ming Marine Transport Corp	62,041
224,000	Wistron Corp	169,195
1,362,000	Yuanta Financial Holding Co Ltd	489,769
	Total Taiwan	14,609,952
	Thailand — 4.8%
393,690	Advanced Info Service Pcl (Foreign Registered) (a)	870,481
168,250	Bangkok Bank Pcl NVDR (a)	342,507
340,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	159,943
631,570	Bank of Ayudhya Pcl (Foreign Registered) (a)	155,511
180,000	Bank of Ayudhya Pcl NVDR (a)	43,587
41,000	Banpu Pcl (Foreign Registered) (a)	236,816
937,640	BEC World Pcl (Foreign Registered) (a)	497,091
34,000	Electricity Generating Pcl NVDR (a)	66,356
3,092,950	IRPC Pcl (Foreign Registered) (a)	158,405
1,808,670	Italian Thai Development Pcl (Foreign Registered) (a)	114,315
273,010	Kasikornbank Pcl (Foreign Registered) (a)	332,682
39,000	Kasikornbank Pcl NVDR (a)	47,524
1,289,000	Krung Thai Bank Pcl (Foreign Registered) (a)	146,335
68,200	PTT Exploration & Production Pcl (Foreign Registered) (a)	165,641
219,722	PTT Pcl (Foreign Registered) (a)	937,479
49,859	Siam Cement Pcl (Foreign Registered) (a)	137,551

See accompanying notes to the financial statements.

14

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Thailand — continued
37,180	Siam Cement Pcl NVDR (a)	102,059
655,000	Siam City Bank PCL (Foreign Registered) * (a)	134,214
338,000	Siam Commercial Bank Pcl (Foreign Registered) (a)	517,051
285,770	Thai Oil Pcl (Foreign Registered) (a)	187,200
	Total Thailand	5,352,748
	Turkey — 5.3%
186,338	Akbank TAS	429,517
20,240	Anadolu Efes Biracilik ve Malt Sanayii AS	127,857
569,970	Dogan Sirketler Grubu Holdings AS *	171,987
26,516	Enka Insaat ve Sanayi AS	96,335
118,330	Eregli Demir ve Celik Fabrikalari TAS	238,915
151,470	Haci Omer Sabanci Holding AS	219,779
256,242	KOC Holding AS *	320,314
114,000	Sekerbank TAS	59,035
47,500	Tekfen Holding AS	73,377
40,384	Tupras-Turkiye Petrol Rafineriler AS	366,283
67,730	Turk Hava Yollari Anonim Ortakligi *	222,978
159,100	Turk Sise ve Cam Fabrikalari AS *	89,063
139,180	Turk Telekomunikasyon AS *	318,458
243,987	Turkcell Iletisim Hizmet AS	1,208,210
656,290	Turkiye Garanti Bankasi *	800,241
60,160	Turkiye Halk Bankasi AS	126,597
217,520	Turkiye IS Bankasi Class C	421,311
245,375	Turkiye Sinai Kalkinma Bankasi AS *	96,773
297,970	Turkiye Vakiflar Bankasi TAO Class D	190,216
144,900	Vestel Elektronik Sanayi *	67,852
225,300	Yapi ve Kredi Bankasi AS *	219,442
	Total Turkey	5,864,540
	TOTAL COMMON STOCKS (COST $144,498,873)	93,424,342

See accompanying notes to the financial statements.

15

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	PREFERRED STOCKS — 12.3%
	Brazil — 11.9%
127,700	Aracruz SA Class B (Registered) 11.82%	91,314
113,012	Banco Bradesco SA 0.84%	978,234
132,125	Banco Itau Holding Financeira SA 0.65%	1,226,551
24,700	Bradespar SA 1.89%	231,362
25,300	Brasil Telecom Participacoes SA 6.99%	158,694
14,300	Brasil Telecom SA 6.36%	69,903
14,500	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.79%	174,565
12,200	Companhia de Bebidas das Americas 4.31%	489,194
3,900	Companhia de Transmissao de Energia Eletrica Paulista 1.82%	73,877
68,793	Companhia Energetica de Minas Gerais 2.63%	956,497
42,200	Companhia Paranaense de Energia Class B 1.17%	393,519
146,156	Companhia Vale do Rio Doce Class A 4.07%	1,639,778
14,100	Duratex SA 2.64%	90,152
22,500	Electrobras (Centro) SA Class B 6.65%	228,161
21,600	Eletropaulo Metropolitana SA 7.61%	264,558
66,800	Gerdau Metalurgica SA 2.46%	466,209
100,708	Gerdau SA 1.29%	533,145
263,027	Itausa-Investimentos Itau SA 0.81%	777,620
23,900	Net Servicos de Comunicacoa SA *	151,411
183,424	Petroleo Brasileiro SA (Petrobras) 0.10%	2,024,920
28,300	Petroleo Brasileiro SA Sponsored ADR 0.10%	633,354
115,900	Sadia SA 1.33%	138,611
12,230	Tele Norte Leste Participacoes ADR 1.03%	148,228
31,600	Tele Norte Leste Participacoes SA 0.71%	391,796
9,400	Telecomunicacoes de Sao Paulo SA 10.06%	173,700
5,700	Telemar Norte Leste SA Class A 3.13%	111,240
53,400	Usinas Siderrurgicas de Minas Gerais SA Class A 1.93%	579,017
	Total Brazil	13,195,610
	Russia — 0.1%
500	Transneft 3.44%	95,607

See accompanying notes to the financial statements.

16

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	South Korea — 0.3%
8,770	Hyundai Motor Co 5.64%	100,565
1,492	Samsung Electronics Co Ltd (Non Voting) 3.79%	264,258
	Total South Korea	364,823
	TOTAL PREFERRED STOCKS (COST $19,463,294)	13,656,040
	INVESTMENT FUNDS — 0.1%
	United States — 0.1%
8,205	iShares MSCI Emerging Markets Index Fund (b)	174,192
	TOTAL INVESTMENT FUNDS (COST $203,131)	174,192
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
205	Net Servicos de Comunicacao SA Rights, Expires 12/31/49 *	119
	South Korea — 0.0%
5,880	Shinhan Financial Group Co Ltd Rights, Expires 03/19/09 *	12,270
	TOTAL RIGHTS AND WARRANTS (COST $31,068)	12,389
	SHORT-TERM INVESTMENTS — 1.9%
59,894	Banco Santander Time Deposit, 0.02%, due 03/02/09	59,894
15,809	Brown Brothers Harriman Time Deposit, 0.08%-9.25%, due 03/02/09	15,809
2,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	2,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $2,075,703)	2,075,703
	TOTAL INVESTMENTS — 98.6% (Cost $166,272,069)	109,342,666
	Other Assets and Liabilities (net) — 1.4%	1,507,516
	TOTAL NET ASSETS — 100.0%	$110,850,182

See accompanying notes to the financial statements.

17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/29/09	HUF	25,668,900	$107,329	$329
Sales
4/29/09	HUF	194,979,400	$815,262	$31,738

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MTN - Medium Term Note

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Currency Abbreviations:

HUF - Hungarian Forint

See accompanying notes to the financial statements.

18

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $166,272,069) (Note 2)	$109,342,666
Cash	1,550,649
Foreign currency, at value (cost $271,083) (Note 2)	267,814
Receivable for investments sold	2,909,320
Receivable for Fund shares sold	38,529
Dividends and interest receivable	507,306
Foreign taxes receivable	228,138
Unrealized appreciation on open forward currency contracts (Note 2)	32,067
Receivable for expenses reimbursed by Manager (Note 3)	34,385
Miscellaneous receivable	179,611
Total assets	115,090,485
Liabilities:
Payable for investments purchased	3,515,768
Payable for Fund shares repurchased	61,085
Payable to affiliate for (Note 3):
Management fee	59,929
Shareholder service fee	11,091
Administration fee – Class M	3,653
Trustees and Chief Compliance Officer of GMO Trust fees	350
Payable for 12b-1 fee – Class M	9,128
Miscellaneous payable	123,164
Accrued expenses	456,135
Total liabilities	4,240,303
Net assets	$110,850,182

See accompanying notes to the financial statements.

19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$252,654,640
Distributions in excess of net investment income	(49,506)
Distributions in excess of net realized gain	(84,781,410)
Net unrealized depreciation	(56,973,542)
$110,850,182
Net assets attributable to:
Class III shares	$89,902,027
Class M shares	$20,948,155
Shares outstanding:
Class III	17,756,717
Class M	4,189,761
Net asset value per share:
Class III	$5.06
Class M	$5.00

See accompanying notes to the financial statements.

20

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $1,187,351)	$8,712,502
Interest	139,469
Securities lending income	14,832
Total investment income	8,866,803
Expenses:
Management fee (Note 3)	1,702,677
Shareholder service fee – Class III (Note 3)	350,077
12b-1 fee – Class M (Note 3)	71,415
Administration fee – Class M (Note 3)	57,132
Custodian and fund accounting agent fees	1,105,543
Transfer agent fees	51,252
Audit and tax fees	124,552
Legal fees	36,928
Trustees fees and related expenses (Note 3)	4,801
Registration fees	28,365
Miscellaneous	10,224
Total expenses	3,542,966
Fees and expenses reimbursed by Manager (Note 3)	(399,673)
Expense reductions (Note 2)	(5,865)
Net expenses	3,137,428
Net investment income (loss)	5,729,375
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $14,592) (Note 2)	(78,022,210)
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $554) (Note 2)	(1,133,517)
Net realized gain (loss)	(79,155,727)
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of $(17,159)) (Note 2)	(130,134,573)
Foreign currency, forward contracts and foreign currency related transactions	(74,637)
Net unrealized gain (loss)	(130,209,210)
Net realized and unrealized gain (loss)	(209,364,937)
Net increase (decrease) in net assets resulting from operations	$(203,635,562)

See accompanying notes to the financial statements.

21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,729,375	$5,408,824
Net realized gain (loss)	(79,155,727)	118,746,655
Change in net unrealized appreciation (depreciation)	(130,209,210)	(14,494,242)
Net increase (decrease) in net assets from operations	(203,635,562)	109,661,237
Distributions to shareholders from:
Net investment income
Class III	(3,618,944)	(6,266,144)
Class M	(355,007)	(465,425)
Total distributions from net investment income	(3,973,951)	(6,731,569)
Net realized gains
Class III	(45,733,749)	(113,812,595)
Class M	(3,890,739)	(10,207,292)
Total distributions from net realized gains	(49,624,488)	(124,019,887)
	(53,598,439)	(130,751,456)
Net share transactions (Note 7):
Class III	(62,229,331)	51,505,212
Class M	27,387,567	3,819,194
Increase (decrease) in net assets resulting from net share transactions	(34,841,764)	55,324,406
Total increase (decrease) in net assets	(292,075,765)	34,234,187
Net assets:
Beginning of period	402,925,947	368,691,760
End of period (including distributions in excess of net investment income of $49,506 and $1,034,768, respectively)	$110,850,182	$402,925,947

See accompanying notes to the financial statements.

22

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006		2005
Net asset value, beginning of period	$15.26		$16.04		$19.20	$15.99		$14.99
Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.23		0.32	0.28		0.30
Net realized and unrealized gain (loss)	(8.10)		4.87		2.50	5.09		3.43
Total from investment operations	(7.86)		5.10		2.82	5.37		3.73
Less distributions to shareholders:
From net investment income	(0.22)		(0.30)		(0.36)	(0.35)		(0.31)
From net realized gains	(2.12)		(5.58)		(5.62)	(1.81)		(2.42)
Total distributions	(2.34)		(5.88)		(5.98)	(2.16)		(2.73)
Net asset value, end of period	$5.06		$15.26		$16.04	$19.20		$15.99
Total Return	(58.58	)%(a)	30.68	%(a)	16.20%	36.38	%(a)	28.76	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$89,902		$371,540		$339,268	$346,018		$249,005
Net expenses to average daily net assets	1.16	%(b)	1.11	%(b)	1.06%	1.10%		1.10%
Net investment income to average daily net assets	2.25%		1.31%		1.74%	1.68%		2.12%
Portfolio turnover rate	128%		72%		58%	35%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%		0.03%		—	0.01%		0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006		2005
Net asset value, beginning of period	$15.07		$15.90		$19.05	$15.87		$14.91
Income (loss) from investment operations:
Net investment income (loss)†	0.16		0.18		0.30	0.27		0.26
Net realized and unrealized gain (loss)	(7.92)		4.82		2.44	5.00		3.39
Total from investment operations	(7.76)		5.00		2.74	5.27		3.65
Less distributions to shareholders:
From net investment income	(0.19)		(0.25)		(0.27)	(0.28)		(0.27)
From net realized gains	(2.12)		(5.58)		(5.62)	(1.81)		(2.42)
Total distributions	(2.31)		(5.83)		(5.89)	(2.09)		(2.69)
Net asset value, end of period	$5.00		$15.07		$15.90	$19.05		$15.87
Total Return	(58.67	)%(a)	30.29	%(a)	15.89%	35.99	%(a)	28.30	%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$20,948		$31,386		$29,423	$57,136		$69,109
Net expenses to average daily net assets	1.48	%(b)	1.41	%(b)	1.36%	1.39%		1.40%
Net investment income to average daily net assets	1.68%		0.99%		1.63%	1.65%		1.82%
Portfolio turnover rate	128%		72%		58%	35%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.23%		0.03%		—	0.01%		0.05%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Emerging Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"), which excludes countries that are included in the MSCI EAFE Index. The Fund normally invests at least 80% of its assets in investments tied economically to emerging countries.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are

25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 62.93% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were subject to a premium adjustment upon exceeding foreign ownership limitations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$34,219,077	$—
Level 2 - Other Significant Observable Inputs	69,770,841	32,067
Level 3 - Significant Unobservable Inputs	5,352,748	—
Total	$109,342,666	$32,067

*  Other financial instruments include forward currency contracts.

26

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$20,880,690	$—
Realized gain (loss)	(4,423,366)	—
Change in unrealized appreciation/depreciation	(7,812,044)	—
Net purchases (sales)	(3,292,532)	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$5,352,748	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or

27

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. The Fund had no indexed securities outstanding at the end of the period.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations.

30

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. The Fund had no securities on loan at February 28, 2009.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

31

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2009, the Fund incurred $14,592 in capital gains taxes, which is included in net realized gain (loss) in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to that tax.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2009, the Fund incurred $554 in CPMF tax, which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions, adjustments related to securities on loan and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$(770,162)	$770,162	$—

32

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/28/2008
Ordinary income (including any net short-term capital gain)	$7,965,253	$22,711,741
Net long-term capital gain	45,633,186	108,039,715
Total distributions	$53,598,439	$130,751,456

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including net any short-term capital gain)	$35,641
Undistributed net long-term capital gain	$479,385

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $72,060,837.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$179,398,575	$1,216,165	$(71,272,074)	$(70,055,909)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

33

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

Investments in securities of issuers in emerging countries present risks that are not presented by many other investments. Many emerging countries are subject to political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate or impose various types of foreign currency regulations or controls that impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities of companies in some countries based on the Manager's expectations that conditions in those countries will improve. These factors may result in significant volatility in the values of the Fund's holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating the values it has placed on its holdings.

34

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets Class M shares.

Through at least June 30, 2009, The Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 1.00% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, administration and distribution (12b-1) fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation

35

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $4,316 and $1,856, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $325,812,499 and $395,557,434, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 65.46% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.16% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 2.58% of the Fund's shares were held by accounts for which the Manager had investment discretion.

36

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,395,532	$66,791,311	957,007	$16,034,781
Shares issued to shareholders in reinvestment of distributions	4,479,699	46,605,889	6,663,042	113,483,330
Shares repurchased	(19,463,147)	(175,626,531)	(4,425,134)	(78,012,899)
Net increase (decrease)	(6,587,916)	$(62,229,331)	3,194,915	$51,505,212
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class M:	Shares	Amount	Shares	Amount
Shares sold	6,833,888	$59,787,842	628,963	$10,927,518
Shares issued to shareholders in reinvestment of distributions	433,569	4,245,746	634,368	10,672,717
Shares repurchased	(5,160,510)	(36,646,021)	(1,031,321)	(17,781,041)
Net increase (decrease)	2,106,947	$27,387,567	232,010	$3,819,194

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

38

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.19%	$1,000.00	$497.00	$4.42
2) Hypothetical	1.19%	$1,000.00	$1,018.89	$5.96
Class M
1) Actual	1.49%	$1,000.00	$496.70	$5.53
2) Hypothetical	1.49%	$1,000.00	$1,017.41	$7.45

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $45,633,186 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $1,197,971 and recognized foreign source income of $9,899,853.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $3,991,302 or if determined to be different, the qualified short-term capital gains of such year.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO Global Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Growth Fund returned -42.4% for the fiscal year ended February 28, 2009, as compared to -47.1% for the MSCI World Index and -45.2% for the MSCI World Growth Index (the Fund's benchmark). The Fund was invested substantially in global equity securities throughout the period.

Stock selection had a strong positive impact on performance relative to the Fund's benchmark. Among the most significant contributors were holdings in U.S. pharmaceutical Johnson & Johnson and U.S. oil company ExxonMobil, both of which outperformed. Holdings in Royal Bank of Scotland and Barclays underperformed, which hurt returns.

Among GMO's global quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) outperformed significantly. Momentum had mixed results. Price momentum worked well while earnings revision momentum did not.

Country allocation had a slight positive impact on performance relative to the Fund's benchmark. Our small underweights in Japan and Germany and holding small cash balances in a falling market were mainly responsible.

Sector weightings had a negative impact on performance relative to the Fund's benchmark. During the period, an overweight position in Energy detracted despite our overweight in Health Care, which helped.

Currency allocation had a positive impact on performance relative to the Fund's benchmark as our underweight in the British pound and Australian dollar added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI World Index returned almost 5% more in local currency terms than in U.S. dollars.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Growth Fund Class III Shares and the MSCI World Growth Index*
As of February 28, 2009

$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
Average Annual Total Returns
1 Year
Since Inception
7/20/04
Class III
-42.65%
-3.05%
7/20/04
$9,975,000
$8,666,710
$8,182,840
$8,165,520
$7,879,350
2004
2005
2006
2007
2008
2009
GMO Global Growth Fund
MSCI World Growth Index
S&P Developed Large Mid Cap Growth Index (formerly S&P/Citigroup Primary Markets Index (PMI) World Growth Index)
MSCI World Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Effective January 1, 2009, the benchmark for the Global Growth Fund was changed from the S&P Developed Large Mid Cap Growth Index to the MSCI World Growth Index.This change was applicable retroactively as well as going forward.

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	100.1%
Short-Term Investments	1.7
Forward Currency Contracts	(0.6)
Other	(1.2)
100.0%
Country Summary	% of Equity Investments
United States	59.0%
United Kingdom	11.6
Japan	8.3
France	4.7
Canada	4.6
Switzerland	4.3
Germany	2.5
Singapore	1.2
Hong Kong	0.8
Denmark	0.7
Italy	0.7
Australia	0.6
Netherlands	0.5
Norway	0.3
Finland	0.1
Spain	0.1
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	21.0%
Consumer Staples	15.6
Information Technology	14.5
Energy	11.5
Industrials	10.0
Consumer Discretionary	9.2
Materials	6.7
Financials	6.2
Utilities	2.7
Telecommunication Services	2.6
100.0%

1

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 100.1%
	Australia — 0.6%
799	CSL Ltd	18,478
938	Woodside Petroleum Ltd	21,348
	Total Australia	39,826
	Canada — 4.6%
200	Agnico-Eagle Mines Ltd	10,053
600	Agrium Inc	20,832
900	Bank of Nova Scotia	20,311
700	Canadian National Railway Co	22,482
600	Canadian Natural Resources	19,289
600	Canadian Pacific Railway Ltd	16,979
900	EnCana Corp	35,513
1,000	Husky Energy Inc	21,380
300	Imperial Oil Ltd	9,371
900	Petro-Canada	19,865
700	Potash Corp of Saskatchewan Inc	58,753
800	Research In Motion Ltd *	31,970
700	Suncor Energy Inc	14,559
1,400	Talisman Energy Inc	13,151
	Total Canada	314,508
	Denmark — 0.7%
671	Novo-Nordisk A/S Class B	32,673
375	Vestas Wind Systems A/S *	16,329
	Total Denmark	49,002
	Finland — 0.1%
201	Fortum Oyj	3,452
	France — 4.7%
1,279	ArcelorMittal	24,514
1,148	BNP Paribas	37,178

See accompanying notes to the financial statements.

2

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
925	Electricite de France	35,847
282	GDF Suez	8,906
341	Pernod-Ricard SA	18,568
937	Peugeot SA	15,944
1,952	Sanofi-Aventis	100,327
890	Societe Generale	27,588
869	Total SA	40,827
147	Vallourec SA	11,442
	Total France	321,141
	Germany — 2.5%
3,109	Deutsche Telekom AG (Registered)	37,597
1,226	E.ON AG	31,526
832	K&S AG	37,035
300	Linde AG	19,279
145	RWE AG	9,223
1,114	SAP AG	35,787
	Total Germany	170,447
	Hong Kong — 0.8%
2,000	CLP Holdings Ltd	14,785
3,000	Esprit Holdings Ltd	16,156
200	Hang Seng Bank Ltd	2,213
14,800	Hong Kong & China Gas	22,319
	Total Hong Kong	55,473
	Italy — 0.7%
2,220	ENI SPA	44,310
	Japan — 8.3%
300	Astellas Pharma Inc	9,955
500	Daiichi Sankyo Co Ltd	8,033
400	Fast Retailing Co Ltd	40,180
4,000	Hitachi Ltd	9,961

See accompanying notes to the financial statements.

3

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
2,800	Honda Motor Co Ltd	66,956
4	KDDI Corp	20,955
5,000	Marubeni Corp	15,523
900	Mitsubishi Corp	11,197
6,000	Mitsubishi Heavy Industries Ltd	16,800
200	Nintendo Co Ltd	57,100
3,500	Nippon Mining Holdings Inc	12,156
4,000	Nippon Oil Corp	19,063
2,000	Nippon Yusen KK	8,250
7,700	Nissan Motor Co	23,506
19	NTT Docomo Inc	29,599
5,000	Osaka Gas Co Ltd	17,878
1,000	Panasonic Corp	11,578
2,300	Seven & I Holdings Co Ltd	50,972
900	Shin-Etsu Chemical Co Ltd	40,069
700	SoftBank Corp	8,470
1,000	SUMCO Corp	12,390
8,000	Sumitomo Metal Industries Ltd	14,986
500	Takeda Pharmaceutical Co Ltd	20,195
600	Tokio Marine Holdings Inc	13,627
400	Tokyo Electric Power Co Inc (The)	11,292
1,000	TonenGeneral Sekiyu KK	9,449
	Total Japan	560,140
	Netherlands — 0.5%
3,394	ING Groep NV	15,342
900	Unilever NV	17,245
	Total Netherlands	32,587
	Norway — 0.4%
1,438	StatoilHydro ASA	23,875

See accompanying notes to the financial statements.

4

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Singapore — 1.2%
2,800	Singapore Airlines Ltd	18,244
15,000	Singapore Technologies Engineering Ltd	22,158
26,320	Singapore Telecommunications	41,423
	Total Singapore	81,825
	Spain — 0.1%
426	Gas Natural SDG SA	7,637
	Switzerland — 4.3%
1,878	ABB Ltd *	22,670
500	Alcon Inc	41,180
1,173	Nestle SA (Registered)	38,346
2,512	Novartis AG (Registered)	91,646
198	Roche Holding AG (Non Voting)	22,476
115	Syngenta AG (Registered)	24,584
5,371	UBS AG (Registered) *	50,294
	Total Switzerland	291,196
	United Kingdom — 11.6%
2,932	AstraZeneca Plc	92,979
8,024	BAE Systems Plc	42,362
16,782	Barclays Plc	22,017
5,270	BG Group Plc	75,331
1,021	BHP Billiton Plc	15,912
10,684	BP Plc	68,065
2,468	British American Tobacco Plc	63,083
5,402	Centrica Plc	20,775
4,597	GlaxoSmithKline Plc	69,722
1,960	HSBC Holdings Plc	13,632
1,191	Imperial Tobacco Group Plc	28,515
2,703	Lloyds Banking Group Plc	2,219
1,227	Next Plc	20,347
25,270	Old Mutual Plc	14,850
1,332	Reckitt Benckiser Group Plc	50,970

See accompanying notes to the financial statements.

5

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
4,130	Reed Elsevier Plc	30,853
749	Rio Tinto Plc	19,120
35,586	Royal Bank of Scotland Group Plc	11,590
1,921	Royal Dutch Shell Plc A Shares (London)	42,174
1,183	Unilever Plc	22,853
23,640	Vodafone Group Plc	41,888
1,835	Xstrata Plc	18,078
	Total United Kingdom	787,335
	United States — 59.0%
1,800	3M Co.	81,828
2,600	Abbott Laboratories	123,084
1,100	Accenture Ltd.-Class A	32,109
300	ACE Ltd.	10,953
1,000	Adobe Systems, Inc. *	16,700
800	Aflac, Inc.	13,408
900	Altera Corp.	13,797
200	Amazon.com, Inc. *	12,958
1,100	Amgen, Inc. *	53,823
600	Anadarko Petroleum Corp.	20,970
400	Aon Corp.	15,296
200	Apache Corp.	11,818
300	Apollo Group, Inc.-Class A *	21,750
700	Archer-Daniels-Midland Co.	18,662
600	Assurant, Inc.	12,240
1,700	Automatic Data Processing, Inc.	58,055
100	AutoZone, Inc. *	14,223
500	Avon Products, Inc.	8,795
300	Bard (C.R.), Inc.	24,078
1,400	Baxter International, Inc.	71,274
700	Becton, Dickinson & Co.	43,323
100	BlackRock, Inc.	9,681
700	Broadcom Corp.-Class A *	11,515
400	Burlington Northern Santa Fe Corp.	23,508

See accompanying notes to the financial statements.

6

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
1,100	CA, Inc.	18,645
500	Cardinal Health, Inc.	16,225
500	CH Robinson Worldwide, Inc.	20,690
1,400	Charles Schwab Corp. (The)	17,794
500	Chevron Corp.	30,355
200	Clorox Co.	9,720
900	Coach, Inc. *	12,582
1,800	Coca-Cola Co. (The)	73,530
700	Cognizant Technology Solutions Corp.-Class A *	12,880
600	Colgate-Palmolive Co.	36,108
800	Comcast Corp.-Class A	10,448
300	ConocoPhillips	11,205
1,700	Corning, Inc.	17,935
400	Covidien Ltd.	12,668
500	CSX Corp.	12,340
1,000	Dell, Inc. *	8,530
400	Devon Energy Corp.	17,468
200	Diamond Offshore Drilling, Inc.	12,528
1,000	DirecTV Group (The), Inc. *	19,940
500	Dollar Tree, Inc. *	19,410
800	Ecolab, Inc.	25,424
400	EOG Resources, Inc.	20,016
700	Equity Residential REIT	12,320
700	Expeditors International of Washington, Inc.	19,285
300	Express Scripts, Inc. *	15,090
400	Family Dollar Stores, Inc.	10,976
300	Fastenal Co.	9,036
200	First Solar, Inc. *	21,148
900	FLIR Systems, Inc. *	18,369
1,000	Forest Laboratories, Inc. *	21,440
900	Gap (The), Inc.	9,711
200	Genentech, Inc. *	17,110
1,100	General Dynamics Corp.	48,202
200	General Mills, Inc.	10,496

See accompanying notes to the financial statements.

7

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
1,000	Gilead Sciences, Inc. *	44,800
300	Google, Inc.-Class A *	101,397
1,000	Halliburton Co.	16,310
500	Health Care REIT, Inc.	15,385
400	Hess Corp.	21,876
2,100	Hewlett-Packard Co.	60,963
1,200	Hudson City Bancorp, Inc.	12,444
700	Illinois Tool Works, Inc.	19,460
1,700	International Business Machines Corp.	156,451
900	Intuit, Inc. *	20,511
100	ITT Educational Services, Inc. *	11,350
5,900	Johnson & Johnson	295,000
1,100	Juniper Networks, Inc. *	15,631
500	Kellogg Co.	19,460
900	Kroger Co. (The)	18,603
400	Linear Technology Corp.	8,720
300	Lockheed Martin Corp.	18,933
1,000	Marsh & McLennan Cos., Inc.	17,930
200	MasterCard, Inc.-Class A	31,606
800	Mattel, Inc.	9,472
300	McAfee, Inc. *	8,385
2,200	McDonald's Corp.	114,950
700	McGraw-Hill Cos. (The), Inc.	13,811
700	Medco Health Solutions, Inc. *	28,406
1,700	Medtronic, Inc.	50,303
1,700	Merck & Co., Inc.	41,140
3,000	Microsoft Corp.	48,450
800	Monsanto Co.	61,016
500	Mosaic Co. (The)	21,525
500	National Oilwell Varco, Inc. *	13,365
1,100	Nike, Inc.-Class B	45,683
200	Noble Energy, Inc.	9,108
600	Norfolk Southern Corp.	19,032
300	Northern Trust Corp.	16,665

See accompanying notes to the financial statements.

8

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United States — continued
300	Nucor Corp.	10,095
500	Occidental Petroleum Corp.	25,935
1,900	Oracle Corp. *	29,526
1,500	Paychex, Inc.	33,090
3,800	PepsiCo, Inc.	182,932
300	Praxair, Inc.	17,025
200	Priceline.com Inc. *	16,972
1,300	Procter & Gamble Co. (The)	62,621
300	Public Storage REIT	16,644
1,400	Qualcomm, Inc.	46,802
200	Raytheon Co.	7,994
400	Rockwell Collins, Inc.	12,480
400	Ross Stores, Inc.	11,808
600	Schering-Plough Corp.	10,434
400	Schlumberger Ltd.	15,224
200	Sherwin-Williams Co. (The)	9,190
400	Sigma-Aldrich Corp.	14,280
800	Southwestern Energy Co. *	23,016
400	St. Jude Medical, Inc. *	13,264
800	State Street Corp.	20,216
1,100	Stryker Corp.	37,037
300	Sunoco, Inc.	10,035
1,200	Symantec Corp. *	16,596
1,900	Sysco Corp.	40,850
800	TJX Cos. (The), Inc.	17,816
1,400	Tyco Electronics Ltd.	13,272
700	Union Pacific Corp.	26,264
1,000	United Parcel Service, Inc.-Class B	41,180
1,400	United Technologies Corp.	57,162
300	VF Corp.	15,570
200	W.W. Grainger, Inc.	13,232
5,800	Wal-Mart Stores, Inc.	285,592
1,300	Weatherford International Ltd. *	13,871
1,400	Western Union Co.	15,624

See accompanying notes to the financial statements.

9

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	United States — continued
1,000	Xilinx, Inc.	17,680
500	XTO Energy, Inc.	15,830
	Total United States	3,998,772
	TOTAL COMMON STOCKS (COST $10,563,014)	6,781,526
	SHORT-TERM INVESTMENTS — 1.7%
4,254	Brown Brothers Harriman Time Deposit, 0.01%-2.29%, due 03/02/09	4,254
112,367	Citibank Time Deposit, 0.08%, due 03/02/09	112,367
	TOTAL SHORT-TERM INVESTMENTS (COST $116,621)	116,621
	TOTAL INVESTMENTS — 101.8% (Cost $10,679,635)	6,898,147
	Other Assets and Liabilities (net) — (1.8%)	(123,061)
	TOTAL NET ASSETS — 100.0%	$6,775,086

See accompanying notes to the financial statements.

10

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	CHF	214,729	$183,759	$(1,685)
4/24/09	CHF	89,963	76,988	128
4/24/09	CHF	87,317	74,724	203
4/24/09	CHF	87,317	74,724	426
4/24/09	EUR	131,654	166,861	1,034
4/24/09	GBP	30,519	43,686	(530)
4/24/09	JPY	18,413,646	188,881	(11,456)
4/24/09	JPY	17,872,068	183,325	(11,274)
4/24/09	JPY	17,872,068	183,325	(11,183)
4/24/09	NOK	166,473	23,639	(1,231)
4/24/09	NZD	20,901	10,431	(176)
4/24/09	SEK	973,865	108,119	(3,316)
4/24/09	SEK	973,865	108,119	(2,248)
4/24/09	SGD	57,791	37,326	(531)
			$1,463,907	$(41,839)
Sales
4/24/09	AUD	55,003	$35,042	$(105)
4/24/09	CAD	44,760	35,186	251
4/24/09	DKK	186,761	31,722	(301)
4/24/09	DKK	133,793	22,726	273
4/24/09	EUR	245,025	310,550	3,765
4/24/09	GBP	77,446	110,860	(712)
4/24/09	GBP	116,168	166,289	(613)
4/24/09	HKD	78,969	10,187	2
4/24/09	NOK	257,129	36,512	(37)
4/24/09	SGD	49,856	32,201	914
			$791,275	$3,437

See accompanying notes to the financial statements.

11

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

12

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $10,679,635) (Note 2)	$6,898,147
Foreign currency, at value (cost $316) (Note 2)	295
Dividends receivable	21,726
Foreign taxes receivable	4,386
Unrealized appreciation on open forward currency contracts (Note 2)	6,996
Receivable for expenses reimbursed by Manager (Note 3)	18,831
Total assets	6,950,381
Liabilities:
Payable to affiliate for (Note 3):
Management fee	2,544
Shareholder service fee	848
Trustees and Chief Compliance Officer of GMO Trust fees	81
Unrealized depreciation on open forward currency contracts (Note 2)	45,398
Miscellaneous payable	2,239
Accrued expenses	124,185
Total liabilities	175,295
Net assets	$6,775,086
Net assets consist of:
Paid-in capital	$16,244,089
Accumulated undistributed net investment income	62,510
Distributions in excess of net realized gain	(5,711,291)
Net unrealized depreciation	(3,820,222)
$6,775,086
Net assets attributable to:
Class III shares	$6,775,086
Shares outstanding:
Class III	519,848
Net asset value per share:
Class III	$13.03

See accompanying notes to the financial statements.

13

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $41,910)	$630,751
Securities lending income	8,755
Interest	8,488
Total investment income	647,994
Expenses:
Management fee (Note 3)	108,471
Shareholder service fee – Class III (Note 3)	35,366
Custodian and fund accounting agent fees	163,463
Transfer agent fees	27,399
Audit and tax fees	81,761
Legal fees	581
Trustees fees and related expenses (Note 3)	305
Registration fees	2,304
Miscellaneous	3,663
Total expenses	423,313
Fees and expenses reimbursed by Manager (Note 3)	(279,052)
Expense reductions (Note 2)	(2,832)
Net expenses	141,429
Net investment income (loss)	506,565
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(5,540,402)
Closed futures contracts	(42,652)
Foreign currency, forward contracts and foreign currency related transactions	(547)
Net realized gain (loss)	(5,583,601)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,110,559)
Foreign currency, forward contracts and foreign currency related transactions	(118,686)
Net unrealized gain (loss)	(3,229,245)
Net realized and unrealized gain (loss)	(8,812,846)
Net increase (decrease) in net assets resulting from operations	$(8,306,281)

See accompanying notes to the financial statements.

14

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$506,565	$267,831
Net realized gain (loss)	(5,583,601)	10,165,594
Change in net unrealized appreciation (depreciation)	(3,229,245)	(12,289,738)
Net increase (decrease) in net assets from operations	(8,306,281)	(1,856,313)
Distributions to shareholders from:
Net investment income
Class III	(354,277)	(576,031)
Net realized gains
Class III	(238,054)	(1,987,132)
	(592,331)	(2,563,163)
Net share transactions (Note 7):
Class III	(18,893,652)	(31,353,712)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	48,776	67,093
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(18,844,876)	(31,286,619)
Total increase (decrease) in net assets	(27,743,488)	(35,706,095)
Net assets:
Beginning of period	34,518,574	70,224,669
End of period (including accumulated undistributed net investment income of $62,510 and distributions in excess of net investment income of $89,207, respectively)	$6,775,086	$34,518,574

See accompanying notes to the financial statements.

15

GMO Global Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005(a)
Net asset value, beginning of period	$23.82		$24.59		$25.13	$22.67	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.40		0.31	0.33	0.15
Net realized and unrealized gain (loss)	(10.40)		0.45	(b)	2.56	2.72	2.79
Total from investment operations	(9.92)		0.85		2.87	3.05	2.94
Less distributions to shareholders:
From net investment income	(0.70)		(0.49)		(0.17)	(0.10)	(0.27)
From net realized gains	(0.17)		(1.13)		(3.24)	(0.49)	—
Total distributions	(0.87)		(1.62)		(3.41)	(0.59)	(0.27)
Net asset value, end of period	$13.03		$23.82		$24.59	$25.13	$22.67
Total Return(c)	(42.36)%		3.10%		12.45%	13.61%	14.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$6,775		$34,519		$70,225	$52,195	$57,960
Net expenses to average daily net assets	0.61	%(d)	0.62	%(d)	0.62%	0.62%	0.62	%*
Net investment income to average daily net assets	2.15%		1.58%		1.27%	1.40%	1.17	%*
Portfolio turnover rate	58%		158%		43%	53%	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	1.18%		1.37%		0.37%	0.34%	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.05		$0.10		$0.01	$0.02	—	(e)

(a)  Period from July 20, 2004 (commencement of operations) through February 28, 2005.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(e)  For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

16

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Global Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the Morgan Stanley Capital International ("MSCI") World Growth Index. The Fund typically makes equity investments in companies from the world's developed countries, including the U.S. Effective January 1, 2009, the Fund changed its benchmark from the S&P Developed Large Mid Cap Growth Index (formerly S&P/Citigroup Primary Markets Index (PMI) World Growth Index) to the MSCI World Growth Index to better reflect a more appropriate, comparative, broad-based market index for the Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the

17

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 34.47% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$4,562,727	$—
Level 2 - Other Significant Observable Inputs	2,335,420	6,996
Level 3 - Significant Unobservable Inputs	—	—
Total	$6,898,147	$6,996

*  Other financial instruments include forward currency contracts.

18

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(45,398)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(45,398)

**  Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

19

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

20

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

21

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

22

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. The Fund had no securities on loan at February 28, 2009.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

23

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of dividend reserves, losses on wash sale transactions, derivative contract transactions, capital loss carryforwards, and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$(571)	$571	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$592,331	$680,833
Net long-term capital gain	—	1,882,330
Total distributions	$592,331	$2,563,163

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$34,436

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $1,243,070.

24

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(4,230,858)
Total	$(4,230,858)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$10,914,759	$12,213	$(4,028,825)	$(4,016,612)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

25

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.25% of the amount invested or redeemed. An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that

26

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

counterparty. Such an election by one or more of the counterparties could have a material impact on the Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. Effective June 30, 2008, that fee is paid monthly at the annual rate of 0.45% of average daily net assets. For the period from March 1, 2008 through June 29, 2008, the management fee rate was 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.45% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $305 and $120, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $13,705,683 and $32,230,827, respectively.

27

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 98.71% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.08% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.   Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	799	$12,435	920,964	$23,778,708
Shares issued to shareholders in reinvestment of distributions	33,458	591,973	102,111	2,562,902
Shares repurchased	(963,289)	(19,498,060)	(2,430,110)	(57,695,322)
Purchase premiums	—	31	—	59,409
Redemption fees	—	48,745	—	7,684
Net increase (decrease)	(929,032)	$(18,844,876)	(1,407,035)	$(31,286,619)

8.  Subsequent event

Pursuant to a plan of liquidation adopted by the Board of Trustees of the Fund on March 12, 2009, the Fund was liquidated on March 31, 2009.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Growth Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees of the Trust approved a plan to liquidate the Fund on March 12, 2009 and the Fund was subsequently liquidated on March 31, 2009 (see Note 8).

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

29

GMO Global Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.60%	$1,000.00	$595.70	$2.37
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Global Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 34.67% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $238,054 or if determined to be different, the qualified short-term capital gains of such year.

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Taiwan Fund returned -47.1% for the fiscal year ended February 28, 2009, as compared to -51.3% for the MSCI Taiwan Index. Consistent with the Fund's investment objectives and policies, throughout the period the Fund was invested substantially in emerging market equities tied economically to Taiwan.

Performance was helped by an overweight in the Telecommunication Services sector and an underweight in the Information Technology sector. The underweight in the Consumer Staples and Energy sectors detracted from performance. Stock selection in the Financials and Information Technology sectors added to performance while stock selection in the Telecommunication Services and Materials sectors detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Taiwan Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	1.8
Other	0.3
100.0%
Industry Sector Summary	% of Equity Investments
Information Technology	60.3%
Telecommunication Services	13.4
Financials	11.4
Materials	9.4
Industrials	3.8
Consumer Discretionary	1.6
Energy	0.1
Consumer Staples	0.0
100.0%

1

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Taiwan — 97.9%
1,965,000	Acer Inc	2,572,881
6,968	Altek Corp	5,858
5,084	Arima Computer Corp *	476
1,602,000	Asia Cement Corp	1,182,732
2,470,599	Asustek Computer Inc	2,332,787
129,344	AU Optronics Corp	94,220
1,173,000	Catcher Technology Co Ltd	1,958,134
276,394	Chi Mei Optoelectronics Corp	88,262
7,082,000	China Bills Finance Corp *	1,268,015
5,683,806	China Development Financial Holding Corp	956,394
4,530	China Motor Corp	1,457
135,688	China Steel Corp	85,780
7,290,628	Chinatrust Financial Holding Co Ltd	2,180,917
7,000	Chunghwa Picture Tubes Ltd	588
5,426,630	Chunghwa Telecom Co Ltd	8,354,632
6,537	Chunghwa Telecom Co Ltd ADR	100,343
4,589,831	Compal Electronics Inc	2,613,661
5,700	Continental Engineering Corp	1,235
193,270	Coretronic Corp	100,805
1,874	D-Link Corp	1,018
685,420	Delta Electronics Inc	1,079,348
532,965	DFI Inc	518,956
1,867,879	Dimerco Express Taiwan Corp	1,027,102
179,382	Far Eastern Department Stores Ltd	69,603
2,058,685	Far Eastern Textile Co Ltd	1,216,729
2,526,507	Far Eastone Telecommunications Co Ltd	2,440,553
5,372,448	First Financial Holding Co Ltd	2,128,093
990,169	Formosa Chemicals & Fibre Co	987,836
18,000	Formosa International Hotels Corp	139,798
41,077	Formosa Petrochemical Corp	66,854
97,424	Formosa Plastics Corp	131,857
4,155,000	Fubon Financial Holding Co Ltd	2,206,956

See accompanying notes to the financial statements.

2

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Taiwan — continued
2,000	Gigabyte Technology Co Ltd	838
45,430	Gloria Material Technology Corp	15,488
675,254	High Tech Computer Corp	7,323,180
3,717,285	Hon Hai Precision Industry Co Ltd	7,302,028
1,000	Hotai Motor Company Ltd	1,302
96,000	Huaku Development Co Ltd	93,086
2,882	Innolux Display Corp	2,432
280,630	KGI Securities Co Ltd	58,772
25,594	Kinpo Electronics	4,426
87,000	Largan Precision Co Ltd	611,286
1,630,588	Les Enphants Co Ltd	728,510
3,967,407	Lite-On Technology Corp	2,315,615
862,826	MediaTek Inc	7,401,121
5,250	Mercuries & Associates Ltd	1,274
1,079	Micro-Star International Co Ltd	450
2,056,000	Mitac International Corp	741,929
367,810	Motech Industries Inc	810,845
2,173,000	Nan Ya Plastics Corp	2,049,282
30,000	Nan Ya Printed Circuit Board Corp	59,243
1,000	Nien Hsing Textile Co Ltd	218
9,109	Oriental Union Chemical	3,486
17,000	Prodisc Technology Inc (a) (b) *	470
10,800	Qisda Corp	1,951
4,015,709	Quanta Computer Inc	4,054,577
14,802	Sampo Corp *	1,412
2,521	Shinkong Synthetic Fibers	278
1,583,000	Synnex Technology International Corp	1,796,141
2,403	Systex Corp	1,264
611,000	Taishin Financial Holding Co Ltd	85,069
4,251,607	Taiwan Cement Corp	3,147,125
1,057,000	Taiwan Fertilizer Co Ltd	1,587,293
1,759,539	Taiwan Mobile Co Ltd	2,286,366
12,087,567	Taiwan Semiconductor Manufacturing Co Ltd	15,268,333
9,889	Tsann Kuen Enterprises Co Ltd	3,244

See accompanying notes to the financial statements.

3

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	Taiwan — continued
2,409	TXC Corp	1,834
542,000	U-Ming Marine Transport Corp	686,251
5,250	Uni-President Enterprises Corp	3,871
231,789	Unimicron Technology Corp	103,249
16,000	USI Corp	4,601
9,760	Wan Hai Lines Ltd	3,654
639,933	Waterland Financial Holdings	101,757
1,842,786	Wistron Corp	1,391,916
2,968,195	Ya Hsin Industrial Co Ltd (a) (b) *	850
14,716	Yang Ming Marine Transport	3,722
3,084	Yieh Phui Enterprise	769
5,898,000	Yuanta Financial Holding Co Ltd	2,120,893
2,000	Yungtay Engineering Co Ltd	743
	Total Taiwan	98,096,324
	TOTAL COMMON STOCKS (COST $125,928,272)	98,096,324
	SHORT-TERM INVESTMENTS — 1.8%
700,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	700,000
1,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	1,000,000
97,284	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	97,284
	TOTAL SHORT-TERM INVESTMENTS (COST $1,797,284)	1,797,284
	TOTAL INVESTMENTS — 99.7% (Cost $127,725,556)	99,893,608
	Other Assets and Liabilities (net) — 0.3%	282,452
	TOTAL NET ASSETS — 100.0%	$100,176,060

See accompanying notes to the financial statements.

4

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

5

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $127,725,556) (Note 2)	$99,893,608
Foreign currency, at value (cost $3,369,048) (Note 2)	3,368,837
Receivable for investments sold	3,450,229
Interest receivable	20
Total assets	106,712,694
Liabilities:
Payable for investments purchased	3,005,883
Payable for Fund shares repurchased	3,218,000
Payable to affiliate for (Note 3):
Management fee	66,061
Shareholder service fee	12,234
Trustees and Chief Compliance Officer of GMO Trust fees	303
Accrued expenses	234,153
Total liabilities	6,536,634
Net assets	$100,176,060
Net assets consist of:
Paid-in capital	$181,279,962
Accumulated undistributed net investment income	2,148,460
Distributions in excess of net realized gain	(55,418,600)
Net unrealized depreciation	(27,833,762)
$100,176,060
Net assets attributable to:
Class III shares	$100,176,060
Shares outstanding:
Class III	9,055,632
Net asset value per share:
Class III	$11.06

See accompanying notes to the financial statements.

6

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $1,860,426)	$7,461,822
Interest	60,012
Total investment income	7,521,834
Expenses:
Management fee (Note 3)	1,285,293
Shareholder service fee – Class III (Note 3)	238,017
Custodian and fund accounting agent fees	459,381
Transfer agent fees	26,972
Audit and tax fees	78,367
Legal fees	6,496
Trustees fees and related expenses (Note 3)	1,948
Miscellaneous	3,573
Total expenses	2,100,047
Expense reductions (Note 2)	(948)
Net expenses	2,099,099
Net investment income (loss)	5,422,735
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(53,951,301)
Foreign currency, forward contracts and foreign currency related transactions	(525,369)
Net realized gain (loss)	(54,476,670)
Change in net unrealized appreciation (depreciation) on:
Investments	(38,053,910)
Foreign currency, forward contracts and foreign currency related transactions	(29,725)
Net unrealized gain (loss)	(38,083,635)
Net realized and unrealized gain (loss)	(92,560,305)
Net increase (decrease) in net assets resulting from operations	$(87,137,570)

See accompanying notes to the financial statements.

7

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,422,735	$5,859,879
Net realized gain (loss)	(54,476,670)	59,520,538
Change in net unrealized appreciation (depreciation)	(38,083,635)	(38,936,381)
Net increase (decrease) in net assets from operations	(87,137,570)	26,444,036
Distributions to shareholders from:
Net investment income
Class III	(2,600,079)	(6,074,310)
Net realized gains
Class III	(7,935,155)	(75,886,885)
	(10,535,234)	(81,961,195)
Net share transactions (Note 7):
Class III	(22,811,861)	(41,624,038)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	301,595	613,631
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(22,510,266)	(41,010,407)
Total increase (decrease) in net assets	(120,183,070)	(96,527,566)
Net assets:
Beginning of period	220,359,130	316,886,696
End of period (including accumulated undistributed net investment income of $2,148,460 and distributions in excess of net investment income of $134,693, respectively)	$100,176,060	$220,359,130

See accompanying notes to the financial statements.

8

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$22.42		$30.98		$28.34	$26.79	$29.67
Income (loss) from investment operations:
Net investment income (loss)†	0.59		0.61		0.46	0.52	0.13
Net realized and unrealized gain (loss)	(10.80)		1.50		4.32	1.91	(1.45)
Total from investment operations	(10.21)		2.11		4.78	2.43	(1.32)
Less distributions to shareholders:
From net investment income	(0.30)		(0.85)		(0.39)	(0.59)	—
From net realized gains	(0.85)		(9.82)		(1.75)	(0.29)	(1.56)
Total distributions	(1.15)		(10.67)		(2.14)	(0.88)	(1.56)
Net asset value, end of period	$11.06		$22.42		$30.98	$28.34	$26.79
Total Return(a)	(47.14)%		6.97	%(b)	17.12%	9.13%	(3.82)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$100,176		$220,359		$316,887	$291,250	$224,466
Net expenses to average daily net assets	1.32	%(c)	1.29	%(c)	1.26%	1.28%	1.34%
Net investment income to average daily net assets	3.42%		1.98%		1.56%	1.95%	0.53%
Portfolio turnover rate	88%		94%		41%	31%	88%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03		$0.06		$0.03	$0.04	$0.05

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)  The effect of losses in the amount of $56,687, resulting from compliance violations and the Manager's reimbursement of such losses, had no effect on the total return.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Taiwan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI Taiwan Index. The Fund typically makes equity investments in companies doing business in, or otherwise tied economically to, Taiwan.

Shares of the Fund are not publicly offered and are principally available to other GMO funds and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 97.82% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,897,628	$—
Level 2 - Other Significant Observable Inputs	97,994,660	—
Level 3 - Significant Unobservable Inputs	1,320	—
Total	$99,893,608	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$960	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(2,435)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	2,795	—
Balance as of February 28, 2009	$1,320	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. The Fund had no indexed securities outstanding at the end of the period.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on Taiwan-source interest and dividend income are withheld in accordance with applicable Taiwanese law.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to that tax.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$(539,503)	$539,503	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$2,614,212	$16,985,992
Net long-term capital gain	7,921,022	64,975,203
Total distributions	$10,535,234	$81,961,195

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,158,489

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $32,757,923.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(15,146,428)
Total	$(15,146,428)

17

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$135,249,833	$1,130,404	$(36,486,629)	$(35,356,225)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Taiwanese companies typically declare dividends in the third calendar quarter of each year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's

18

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases of Fund shares was 0.15% of the amount invested and the fee on cash redemptions was 0.45% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

Investments in emerging countries, such as Taiwan, present certain risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate or impose various types of foreign currency regulations or controls that impede the Fund's ability to repatriate amounts it receives. These factors may result in significant volatility in the values of the Fund's holdings. Due to the liquidity of the Taiwanese markets, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings. The Fund may concentrate investments in the securities of a small number of issuers. As a result, the value of the Fund's shares can be expected to change in light of factors affecting those issuers and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of securities.

The Manager is registered with the Securities and Futures Commission of Taiwan as a Qualified Foreign Institutional Investor ("QFII") in Taiwan and is therefore authorized to invest directly in the Taiwanese

19

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

securities market, subject to certain limitations including a maximum investment amount. The Fund is listed as a sub-account under the Manager's QFII license and is authorized to invest directly in the Taiwanese securities market. The Fund's ability to continue to invest directly in Taiwan is subject to the risk that the Manager's QFII license or the Fund's sub-account under the Manager's QFII license may be terminated or suspended by the Securities and Futures Commission. If the license were terminated or suspended, the Fund could be required to liquidate or seek exposure to the Taiwanese market through the purchase of American Depositary Receipts ("ADRs") and Global Depository Receipts ("GDRs"), shares of other funds which are licensed to invest directly, or derivative instruments.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for class III shares.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and Chief Compliance Officer ("CCO") during the year ended February 28, 2009 was $1,794 and $1,124, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $135,340,851 and $159,016,520, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk

20

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 98.91% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,164,635	$25,246,074	294,310	$9,579,509
Shares issued to shareholders in reinvestment of distributions	646,035	10,535,234	3,387,026	81,961,194
Shares repurchased	(3,583,100)	(58,593,169)	(4,083,581)	(133,164,741)
Purchase premiums	—	37,926	—	14,390
Redemption fees	—	263,669	—	599,241
Net increase (decrease)	(772,430)	$(22,510,266)	(402,245)	$(41,010,407)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

22

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.29%	$1,000.00	$621.10	$5.19
2) Hypothetical	1.29%	$1,000.00	$1,018.40	$6.46

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $7,921,022 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $1,860,426 and recognized foreign source income of $9,322,248.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit GMO's website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling (617) 346-7646 (collect).

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Special Purpose Holding Fund returned +137.7% for the fiscal year ended February 28, 2009.

The Fund outperformed the JPMorgan U.S. 3 Month Cash Index during the fiscal year by 134.2%. The Fund's investments consist primarily of: (i) units of GMO SPV I, LLC, a special purpose vehicle that holds an interest in liquidating trusts related to certain defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc. and (ii) cash and cash items. The Fund's return for the period was driven by a payment received from the liquidating trusts in May 2008.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  This total assumes the effect of reinvested dividends, which are prohibited on this Fund. An investor could not have achieved this return due to this prohibition.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	0.0%
Other	100.0
100.0%

(a)  GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.0% (a)
	Asset-Backed Securities — 0.0%
	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
		—
	Total Asset-Backed Securities	—
	TOTAL DEBT OBLIGATIONS (COST $0)	—
	SHORT-TERM INVESTMENTS — 9.8%
	Money Market Funds — 9.8%
19,935	State Street Institutional Liquid Reserves Fund-Institutional Class	19,935
19,935	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	19,935
	TOTAL SHORT-TERM INVESTMENTS (COST $39,870)	39,870
	TOTAL INVESTMENTS — 9.8% (Cost $39,870)	39,870
	Other Assets and Liabilities (net) — 90.2%	366,965
	TOTAL NET ASSETS — 100.0%	$406,835

Notes to Consolidated Schedule of Investments:

(a)  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)  Security in default.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

2

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2009

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$276,862	$—	$—	$(276,862)	$—
Investments in unaffiliated issuers, at value (cost $39,870) (Note 2)	39,870	—	—	—	39,870
Cash	164,857	416,919	—	—	581,776
Dividends receivable	21	—	—	—	21
Receivable for expenses reimbursed by Manager (Note 3)	3,071	3,864	—	—	6,935
Total assets	484,681	420,783	—	(276,862)	628,602
Liabilities:
Accrued expenses	77,846	48,414	—	—	126,260
Minority interest	—	—	95,507	—	95,507
Total liabilities	77,846	48,414	95,507	—	221,767
Net assets	$406,835	$372,369	$(95,507)	$(276,862)	$406,835
Shares outstanding	554,071				554,071
Net asset value per share	$0.73				$0.73

See accompanying notes to the financial statements.

3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — Year Ended February 28, 2009

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$2,223	$3,649	$—	$—	$5,872
Dividends	166	—	—	—	166
Total income	2,389	3,649	—	—	6,038
Expenses:
Custodian and transfer agent fees	1,420	26,754	—	—	28,174
Audit and tax fees	43,529	12,382	—	—	55,911
Trustees fees and related expenses (Note 3)	1	—	—	—	1
Legal fees	—	5,220	—	—	5,220
Miscellaneous	1,238	547	—	—	1,785
Total expenses	46,188	44,903	—	—	91,091
Fees and expenses reimbursed by Manager (Note 3)	(46,187)	(39,683)	—	—	(85,870)
Net expenses	1	5,220	—	—	5,221
Net income (loss)	2,388	(1,571)	—	—	817
Minority Interest	—	—	403	—	403
Net investment income (loss) after minority interest	2,388	(1,571)	403	—	1,220
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	1,294,501	—	—	1,294,501
Realized gains distributions from affiliated issuers	962,366	—	—	(962,366)	—
Net realized gain (loss)	962,366	1,294,501	—	(962,366)	1,294,501
Change in net unrealized appreciation (depreciation) on:
Investments	—	—	—	—	—
Net unrealized gain (loss)	—	—	—	—	—
Net realized and unrealized gain (loss)	962,366	1,294,501	—	(962,366)	1,294,501
Minority interest in realized and unrealized gain (loss)	—	—	(330,967)	—	(330,967)
Net increase (decrease) in net assets resulting from operations	$964,754	$1,292,930	$(330,564)	$(962,366)	$964,754

See accompanying notes to the financial statements.

4

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,220	$36,556
Net realized gain (loss)	1,294,501	4,638,699
Change in net unrealized appreciation (depreciation)	—	—
	1,295,721	4,675,255
Minority Interest	(330,967)	(1,164,398)
Net increase (decrease) in net assets from operations	964,754	3,510,857
Cash distributions to shareholders	(1,254,756)	(3,593,689)
	(1,254,756)	(3,593,689)
Fund share transactions: (Note 7)
Proceeds from sale of shares	—	—
Cost of shares repurchased	—	—
Net increase (decrease) from Fund share transactions	—	—
Total increase (decrease) in net assets	(290,002)	(82,832)
Net assets:
Beginning of period	696,837	779,669
End of period	$406,835	$696,837

See accompanying notes to the financial statements.

5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$1.26	$1.41		$8.22	$15.51	$24.11
Income from investment operations:
Net investment income (loss)†	0.00 (a)	0.06		0.02	(0.08)	0.41
Net realized and unrealized gain (loss)	1.73	6.28		41.16	8.57	9.08
Total from investment operations	1.73	6.34		41.18	8.49	9.49
Less distributions to shareholders:
From net investment income	—	—		—	—	(0.74)
From cash distributions	(2.26)	(6.49)		(47.99)	(15.78)	(17.29)
From return of capital	—	—		—	—	(0.06)
Total distributions	(2.26)	(6.49)		(47.99)	(15.78)	(18.09)
Net asset value, end of period	$0.73	$1.26		$1.41	$8.22	$15.51
Total Return(b)(c)	137.67%	517.54%		3613.95%	124.75%	36.35%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$407	$697		$780	$4,553	$8,595
Net expenses to average daily net assets	0.81%	0.00	%(d)	0.85%	1.26%	(0.01)%
Net investment income to average daily net assets	0.25%	3.91%		1.05%	(0.65)%	1.83%
Portfolio turnover rate	0%	0%		0%	0%	0%
Fees and expenses reimbursed by the Manager to average daily net assets:	15.56%	8.84%		3.74%	1.39%	0.67%

(a)  Net investment income (loss) was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been 1.93%, 7.61%, 97.84%, 25.27%, and 39.36% for the fiscal years ended 2009, 2008, 2007, 2006, and 2005, respectively.

(d)  Net expenses as a percentage of average daily net assets was less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Special Purpose Holding Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return. The Fund's investments consist primarily of: (i) units of GMO SPV I, LLC ("SPV"), a special purpose vehicle that holds an interest in liquidating trusts related to certain defaulted asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc., and (ii) cash and cash items. The Fund expects that any new investments will be made primarily in cash, cash items, and high quality debt securities.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently the Fund is closed to new investment.

In April 2004, a plan of liquidation ("the Plan") was approved by the bankruptcy court with respect to National Century Financial Enterprises and the NPF Securities. Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate. The Fund, together with other creditors, are continuing to pursue various claims resulting from its holdings of the NPF Securities. The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

The Fund has litigation pending against various entities related to the default of the NPF Securities. For the year ended February 28, 2009, the Fund indirectly received $962,366 in conjunction with a settlement agreement related to the default of those securities. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP

7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2009

requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of minority participants are recorded as "Minority Interest". All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2009

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	39,870	—
Level 3 - Significant Unobservable Inputs*	—	—
Total	$39,870	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

*  Represents the interest in securities that are in default and have no value at February 29, 2008 or February 28, 2009.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreements defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes

Effective April 1, 2004, the Fund elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$39,870	$—	$—	$—

SPV is also treated as a partnership for U.S. federal income tax purposes and is subject to the same rules as the Fund with respect to federal income taxation of partnerships.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Distributions

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than a distribution in partial or complete redemption of a shareholder's interest in the Fund, are reported in the Fund's financial statements as cash distributions.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Income is not recognized on securities for which collection is not expected. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2009

earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.
In December, 2007, FASB issued SFAS No. 160, an amendment of Accounting Research Bulletin No. 51, Noncontrolling Interests in Consolidated Financial Statements. SFAS 160 is effective for fiscal years and interim periods beginning on or after December 15, 2008. SFAS 160 requires enhanced disclosures in consolidated financial statements that identifies and distinguishes between the interests of the parent's owners and the interests of the noncontrolling owners of a subsidiary. The Manager is currently evaluating the impact the adoption of SFAS 160 will have on the Fund's financial statements.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2009 (excluding "Excluded Expenses", as defined below). Excluded Expenses include expenses, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). The costs incurred in connection with the Fund's pursuit of legal claims arising from the Fund's investment in the NPF securities are being treated for the purposes of the expense reimbursement as extraordinary expenses.

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the period ended February 28, 2009 was $1 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Consolidating Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 28, 2009.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that in the future such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 61.72% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers, and 99.95% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009	Year Ended February 29, 2008
Shares sold	—	—
Shares repurchased	—	—
Net decrease	—	—
Fund shares:
Beginning of period	554,071	554,071
End of period	554,071	554,071

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund:

In our opinion, the accompanying statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the "Fund") and subsidiary at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

13

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	1.95%	$1,000.00	$1,000.00	$9.67
2) Hypothetical	1.95%	$1,000.00	$1,015.12	$9.74

*  Expenses are calculated using the annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

14

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

15

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

16

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

17

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Growth Fund returned -32.8% for the fiscal year ended February 28, 2009, as compared to -40.0% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the Russell 1000 Growth Index. Stock selections within Energy, Consumer Discretionary, and Consumer Staples added to relative returns while stock selections within Health Care, Industrials, and Utilities detracted. In terms of individual stocks, overweight positions in Wal-Mart Stores, Exxon Mobil, and Johnson & Johnson were among the positions adding to relative returns. Underweight positions in McDonald's and IBM and an overweight in UnitedHealth Group were among the positions detracting from relative returns.

Sector selection added to returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included overweight positions in Consumer Staples and Health Care and an underweight in Industrials. Sector weightings negatively impacting relative performance included an overweight in Energy and an underweight in Information Technology.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class M shares will vary due to different fees.

†   The Fund is the successor to the GMO Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

GMO U.S. Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.3%
Short-Term Investments	3.5
Futures	(0.4)
Other	0.6
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	23.2%
Information Technology	22.4
Consumer Staples	22.1
Energy	11.3
Consumer Discretionary	9.0
Industrials	6.8
Financials	3.1
Materials	0.9
Telecommunication Services	0.8
Utilities	0.4
100.0%

1

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%
	Consumer Discretionary — 8.7%
1,300	Abercrombie & Fitch Co.-Class A	28,587
2,000	Advance Auto Parts, Inc.	76,500
1,400	Aeropostale, Inc. *	32,466
1,100	American Eagle Outfitters, Inc.	10,736
1,800	Apollo Group, Inc.-Class A *	130,500
1,300	AutoNation, Inc. *	12,974
850	AutoZone, Inc. *	120,895
4,600	Bed Bath & Beyond, Inc. *	97,980
1,800	Best Buy Co., Inc.	51,876
1,500	Big Lots, Inc. *	23,265
200	Black & Decker Corp.	4,734
1,400	Cablevision Systems Corp.-Class A	18,186
600	Carter's, Inc. *	9,786
4,100	Coach, Inc. *	57,318
17,500	Comcast Corp.-Class A	228,550
700	Corinthian Colleges, Inc. *	13,790
2,400	DirecTV Group (The), Inc. *	47,856
1,300	Dollar Tree, Inc. *	50,466
400	DreamWorks Animation SKG, Inc.-Class A *	7,716
1,700	Family Dollar Stores, Inc.	46,648
300	Genuine Parts Co.	8,442
2,700	H&R Block, Inc.	51,570
1,000	Harley-Davidson, Inc.	10,100
2,700	Hasbro, Inc.	61,803
8,100	Home Depot, Inc.	169,209
800	ITT Educational Services, Inc. *	90,800
1,200	Johnson Controls, Inc.	13,656
4,200	Kohl's Corp. *	147,588
700	Leggett & Platt, Inc.	8,001
1,100	Limited Brands, Inc.	8,459
7,868	Lowe's Cos., Inc.	124,629
8,200	McDonald's Corp.	428,450

See accompanying notes to the financial statements.

2

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
600	McGraw-Hill Cos. (The), Inc.	11,838
300	Mohawk Industries, Inc. *	6,777
600	NetFlix, Inc. *	21,684
1,500	Nike, Inc.-Class B	62,295
1,000	O'Reilly Automotive, Inc. *	33,360
900	Omnicom Group, Inc.	21,627
700	Panera Bread Co.-Class A *	30,828
1,800	PetSmart, Inc.	36,072
800	Polo Ralph Lauren Corp.	27,576
700	Rent-A-Center, Inc. *	12,264
2,900	Ross Stores, Inc.	85,608
1,100	Sherwin-Williams Co. (The)	50,545
500	Snap-On, Inc.	11,795
7,700	Staples, Inc.	122,815
1,700	Starbucks Corp. *	15,555
110	Strayer Education, Inc.	18,673
4,000	Target Corp.	113,240
2,800	Time Warner Cable, Inc.-Class A *	51,044
1,760	TJX Cos. (The), Inc.	39,195
300	Tractor Supply Co. *	9,372
3,800	Urban Outfitters, Inc. *	63,232
600	Yum! Brands, Inc.	15,768
	Total Consumer Discretionary	3,054,699
	Consumer Staples — 21.3%
22,584	Altria Group, Inc.	348,697
2,400	Avon Products, Inc.	42,216
300	BJ's Wholesale Club, Inc. *	8,964
2,200	Campbell Soup Co.	58,894
600	Church & Dwight Co., Inc.	29,352
600	Clorox Co.	29,160
20,300	Coca-Cola Co. (The)	829,255
4,700	Colgate-Palmolive Co.	282,846
1,800	Costco Wholesale Corp.	76,212

See accompanying notes to the financial statements.

3

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — continued
1,800	CVS Caremark Corp.	46,332
600	Dean Foods Co. *	12,270
1,500	Estee Lauder Cos. (The), Inc.-Class A	33,975
1,200	Flowers Foods, Inc.	26,772
6,900	General Mills, Inc.	362,112
1,200	Hershey Co. (The)	40,428
1,900	HJ Heinz Co.	62,073
300	JM Smucker Co. (The)	11,136
1,600	Kellogg Co.	62,272
3,400	Kimberly-Clark Corp.	160,174
3,144	Kraft Foods, Inc.-Class A	71,620
6,500	Kroger Co. (The)	134,355
600	McCormick & Co., Inc. (Non Voting)	18,810
1,100	NBTY, Inc. *	16,357
14,200	PepsiCo, Inc.	683,588
12,984	Philip Morris International, Inc.	434,575
18,900	Procter & Gamble Co. (The)	910,413
400	Ralcorp Holdings, Inc. *	24,240
400	Supervalu, Inc.	6,244
3,100	Sysco Corp.	66,650
45,900	Wal-Mart Stores, Inc.	2,260,116
15,100	Walgreen Co.	360,286
	Total Consumer Staples	7,510,394
	Energy — 10.9%
1,250	Apache Corp.	73,862
1,100	Baker Hughes, Inc.	32,241
4,500	BJ Services Co.	43,515
1,200	Cabot Oil & Gas Corp.	24,444
3,300	Chesapeake Energy Corp.	51,612
10,000	Chevron Corp.	607,100
200	Cimarex Energy Co.	3,930
700	CNX Gas Corp. *	15,267
600	Comstock Resources, Inc. *	18,258

See accompanying notes to the financial statements.

4

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — continued
2,629	ConocoPhillips	98,193
600	Devon Energy Corp.	26,202
500	Encore Acquisition Co. *	10,040
1,600	ENSCO International, Inc.	39,328
1,900	EOG Resources, Inc.	95,076
1,300	EXCO Resources, Inc. *	11,843
26,200	Exxon Mobil Corp.	1,778,980
500	Foundation Coal Holdings, Inc.	8,040
3,200	Halliburton Co.	52,192
1,300	Helmerich & Payne, Inc.	30,758
2,330	Hess Corp.	127,428
400	Mariner Energy, Inc. *	3,700
3,900	Nabors Industries Ltd. *	37,869
1,300	Noble Corp.	31,967
800	Noble Energy, Inc.	36,432
2,900	Occidental Petroleum Corp.	150,423
2,500	Patterson-UTI Energy, Inc.	21,475
200	Penn Virginia Corp.	2,770
1,100	Petrohawk Energy Corp. *	18,722
1,500	Pioneer Natural Resources Co.	21,885
1,000	Plains Exploration & Production Co. *	19,140
600	Range Resources Corp.	21,342
3,700	Southwestern Energy Co. *	106,449
200	St. Mary Land & Exploration Co.	2,716
800	Sunoco, Inc.	26,760
300	Tidewater, Inc.	10,596
383	Transocean Ltd. *	22,892
600	Unit Corp. *	12,822
4,000	Valero Energy Corp.	77,520
1,400	W&T Offshore, Inc.	11,270
2,200	Weatherford International Ltd. *	23,474
500	Whiting Petroleum Corp. *	11,650
1,000	XTO Energy, Inc.	31,660
	Total Energy	3,851,843

See accompanying notes to the financial statements.

5

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — 3.0%
1,200	Aflac, Inc.	20,112
1,200	Annaly Capital Management, Inc. REIT	16,680
400	Aon Corp.	15,296
300	Arch Capital Group Ltd. *	16,200
500	Arthur J. Gallagher & Co.	7,935
700	Assurant, Inc.	14,280
400	Axis Capital Holdings Ltd.	8,952
2,304	Bank of America Corp.	9,101
240	BlackRock, Inc.	23,234
1,300	Brown & Brown, Inc.	21,931
300	Capital One Financial Corp.	3,615
600	Capitol Federal Financial	22,218
500	Chubb Corp.	19,520
400	Digital Realty Trust, Inc. REIT	11,956
500	Equity Residential REIT	8,800
100	Everest Re Group Ltd.	6,513
1,300	Goldman Sachs Group (The), Inc.	118,404
300	Hancock Holding Co.	8,508
300	Hanover Insurance Group (The), Inc.	10,551
1,100	HCC Insurance Holdings, Inc.	24,145
900	HCP, Inc. REIT	16,443
4,500	Hudson City Bancorp, Inc.	46,665
500	International Bancshares Corp.	5,005
800	JPMorgan Chase & Co.	18,280
900	Knight Capital Group, Inc.-Class A *	15,831
2,000	Marsh & McLennan Cos., Inc.	35,860
1,600	MetLife, Inc.	29,536
900	Moody's Corp.	16,155
1,800	Morgan Stanley	35,172
900	NewAlliance Bancshares, Inc.	10,278
200	Odyssey Re Holdings Corp.	9,292
200	PartnerRe Ltd.	12,380
700	People's United Financial, Inc.	12,187
400	Prosperity Bancshares, Inc.	10,208

See accompanying notes to the financial statements.

6

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
800	Prudential Financial, Inc.	13,128
400	Public Storage REIT	22,192
1,100	SEI Investments Co.	13,024
400	Simon Property Group, Inc. REIT	13,240
1,100	SLM Corp. *	5,060
700	St. Joe Co. (The) *	12,873
900	T. Rowe Price Group, Inc.	20,466
4,800	Travelers Cos. (The), Inc.	173,520
72	UDR, Inc. REIT	570
300	UMB Financial Corp.	11,379
1,500	US Bancorp	21,465
600	Valley National Bancorp	6,858
600	Ventas, Inc. REIT	12,942
1,300	W.R. Berkley Corp.	27,053
2,800	Wells Fargo & Co.	33,880
200	Westamerica Bancorporation	7,974
	Total Financials	1,056,867
	Health Care — 22.4%
13,800	Abbott Laboratories	653,292
400	Aetna, Inc.	9,548
700	Allergan, Inc.	27,118
600	AmerisourceBergen Corp.	19,056
17,700	Amgen, Inc. *	866,061
300	Bard (C.R.), Inc.	24,078
4,100	Baxter International, Inc.	208,731
1,200	Becton, Dickinson & Co.	74,268
1,600	Biogen Idec, Inc. *	73,664
800	BioMarin Pharmaceutical, Inc. *	9,600
18,700	Bristol-Myers Squibb Co.	344,267
2,000	Cardinal Health, Inc.	64,900
1,500	Celgene Corp. *	67,095
900	Cephalon, Inc. *	59,031
700	Cigna Corp.	11,032

See accompanying notes to the financial statements.

7

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
700	Covance, Inc. *	26,586
2,400	Coventry Health Care, Inc. *	27,648
600	Covidien Ltd.	19,002
900	Cubist Pharmaceuticals, Inc. *	12,789
500	DaVita, Inc. *	23,460
1,300	Edwards Lifesciences Corp. *	72,293
6,100	Eli Lilly & Co.	179,218
1,200	Endo Pharmaceuticals Holdings, Inc. *	22,776
2,600	Express Scripts, Inc. *	130,780
7,200	Forest Laboratories, Inc. *	154,368
3,000	Genentech, Inc. *	256,650
500	Genzyme Corp. *	30,465
14,200	Gilead Sciences, Inc. *	636,160
300	Health Net, Inc. *	3,960
500	Humana, Inc. *	11,835
600	Idexx Laboratories, Inc. *	18,060
1,000	Illumina, Inc. *	31,330
500	Immucor, Inc. *	11,220
17,764	Johnson & Johnson	888,200
1,300	King Pharmaceuticals, Inc. *	9,542
600	LifePoint Hospitals, Inc. *	12,612
2,400	McKesson Corp.	98,448
9,400	Medtronic, Inc.	278,146
6,100	Merck & Co., Inc.	147,620
2,300	Mylan, Inc. *	28,589
400	Myriad Genetics, Inc. *	31,540
900	Omnicare, Inc.	23,337
700	Patterson Cos., Inc. *	12,649
1,100	Perrigo Co.	22,099
43,576	Pfizer, Inc.	536,421
400	Psychiatric Solutions, Inc. *	6,776
1,000	Quest Diagnostics, Inc.	45,830
8,000	Schering-Plough Corp.	139,120

See accompanying notes to the financial statements.

8

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
100	St. Jude Medical, Inc. **	3,316
800	Steris Corp.	18,448
3,500	Stryker Corp.	117,845
300	Techne Corp.	14,655
1,500	Tenet Healthcare Corp. *	1,665
500	Thoratec Corp. *	11,420
25,994	UnitedHealth Group, Inc.	510,782
300	Universal Health Services, Inc.-Class B	11,049
1,200	Valeant Pharmaceuticals International *	20,880
900	Varian Medical Systems, Inc. *	27,459
800	Vertex Pharmaceuticals, Inc. *	24,184
400	Waters Corp. *	14,088
500	Watson Pharmaceuticals, Inc. *	14,135
3,100	WellPoint, Inc. *	105,152
300	West Pharmaceutical Services, Inc.	9,210
9,000	Wyeth	367,380
4,400	Zimmer Holdings, Inc. *	154,088
	Total Health Care	7,887,026
	Industrials — 6.5%
4,800	3M Co.	218,208
400	Acuity Brands, Inc.	9,168
400	Brink's Co. (The)	9,548
5,250	Burlington Northern Santa Fe Corp.	308,543
300	Caterpillar, Inc.	7,383
2,100	CH Robinson Worldwide, Inc.	86,898
500	Cintas Corp.	10,145
100	Clean Harbors, Inc. *	4,858
1,400	Copart, Inc. *	37,828
7,000	CSX Corp.	172,760
1,000	Danaher Corp.	50,760
700	Donaldson Co., Inc.	17,087
600	Dover Corp.	14,964
200	Dun & Bradstreet Corp.	14,794

See accompanying notes to the financial statements.

9

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
300	EMCOR Group, Inc. *	4,623
2,600	Emerson Electric Co.	69,550
2,200	Fastenal Co.	66,264
500	FedEx Corp.	21,605
320	Flowserve Corp.	16,150
700	Gardner Denver, Inc. *	13,244
400	GATX Corp.	7,308
2,400	General Dynamics Corp.	105,168
200	Huron Consulting Group, Inc. *	8,254
1,800	JB Hunt Transport Services, Inc.	36,684
800	Joy Global, Inc.	13,968
1,100	Kansas City Southern *	19,459
700	Knight Transportation, Inc.	9,072
400	L-3 Communications Holdings, Inc.	27,060
500	Landstar System, Inc.	15,825
500	Lockheed Martin Corp.	31,555
400	Manpower, Inc.	11,152
700	MSC Industrial Direct Co., Inc.-Class A	21,413
100	Nordson Corp.	2,490
2,400	Norfolk Southern Corp.	76,128
800	Owens Corning, Inc. *	6,680
675	Paccar, Inc.	16,922
700	Parker-Hannifin Corp.	23,359
600	Quanta Services, Inc. *	10,560
600	Robert Half International, Inc.	9,222
700	Rockwell Collins, Inc.	21,840
700	Ryder System, Inc.	16,002
2,800	Southwest Airlines Co.	16,492
600	Tetra Tech, Inc. *	13,440
700	Trinity Industries, Inc.	5,166
1,300	Tyco International Ltd.	26,065
6,500	Union Pacific Corp.	243,880
2,100	United Parcel Service, Inc.-Class B	86,478
3,400	United Technologies Corp.	138,822

See accompanying notes to the financial statements.

10

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
300	URS Corp. *	9,276
900	UTi Worldwide Inc	11,061
400	W.W. Grainger, Inc.	26,464
1,200	Wabtec Corp.	32,112
1,200	Waste Management, Inc.	32,400
300	Watson Wyatt Worldwide, Inc.	14,733
	Total Industrials	2,300,890
	Information Technology — 21.6%
6,100	Accenture Ltd.-Class A	178,059
1,200	Activision Blizzard, Inc. *	12,036
2,500	Adobe Systems, Inc. *	41,750
400	Affiliated Computer Services, Inc.-Class A *	18,652
600	Alliance Data Systems Corp. *	17,760
1,500	Altera Corp.	22,995
900	Amphenol Corp.-Class A	22,878
560	Apple, Inc. *	50,013
3,100	Automatic Data Processing, Inc.	105,865
1,600	BMC Software, Inc. *	47,408
200	CACI International, Inc.-Class A *	8,554
74,600	Cisco Systems, Inc. *	1,086,922
1,200	Citrix Systems, Inc. *	24,696
600	Cognizant Technology Solutions Corp.-Class A *	11,040
1,900	Compuware Corp. *	11,229
12,500	Dell, Inc. *	106,625
400	Diebold, Inc.	8,848
12,500	eBay, Inc. *	135,875
1,000	F5 Networks, Inc. *	20,000
400	Factset Research Systems, Inc.	15,416
700	Fiserv, Inc. *	22,834
500	FLIR Systems, Inc. *	10,205
700	Gartner, Inc. *	7,077
1,400	Global Payments, Inc.	42,952
1,310	Google, Inc.-Class A *	442,767

See accompanying notes to the financial statements.

11

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
4,500	Hewlett-Packard Co.	130,635
1,200	Ingram Micro, Inc.-Class A *	13,068
2,608	Intel Corp.	33,226
7,530	International Business Machines Corp.	692,986
500	Lam Research Corp. *	9,780
600	Lexmark International, Inc. *	10,284
1,600	LSI Corp. *	4,640
830	MasterCard, Inc.-Class A	131,165
800	McAfee, Inc. *	22,360
90,100	Microsoft Corp.	1,455,115
2,100	NetApp, Inc. *	28,224
65,000	Oracle Corp. *	1,010,100
800	Parametric Technology Corp. *	6,512
800	Perot Systems Corp.-Class A *	9,104
2,800	QLogic Corp. *	25,816
36,800	Qualcomm, Inc.	1,230,224
300	Quality Systems, Inc.	11,613
500	Red Hat, Inc. *	6,845
1,100	Salesforce.com, Inc. *	30,800
1,100	Sybase, Inc. *	29,898
3,800	Symantec Corp. *	52,554
600	Visa, Inc.-Class A	34,026
1,600	Western Digital Corp. *	21,856
8,900	Western Union Co.	99,324
1,800	Xilinx, Inc.	31,824
	Total Information Technology	7,604,435
	Materials — 0.8%
300	Ball Corp.	12,087
600	Compass Minerals International, Inc.	31,332
400	Crown Holdings, Inc. *	8,432
600	FMC Corp.	24,258
100	Martin Marietta Materials, Inc.	7,656
1,230	Monsanto Co.	93,812

See accompanying notes to the financial statements.

12

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Materials — continued
1,500	Nucor Corp.	50,475
1,000	Pactiv Corp. *	15,830
900	Reliance Steel & Aluminum Co.	21,411
300	Rock-Tenn Co.-Class A	8,283
600	Sigma-Aldrich Corp.	21,420
	Total Materials	294,996
	Telecommunication Services — 0.7%
4,645	AT&T, Inc.	110,412
1,400	Frontier Communications Corp.	10,080
1,600	MetroPCS Communications, Inc. *	23,200
3,800	Verizon Communications, Inc.	108,414
1,300	Windstream Corp.	9,698
	Total Telecommunication Services	261,804
	Utilities — 0.4%
500	Aqua America, Inc.	9,200
600	Exelon Corp.	28,332
600	FirstEnergy Corp.	25,536
500	Hawaiian Electric Industries, Inc.	6,935
300	New Jersey Resources Corp.	10,521
300	NSTAR	9,651
300	PG&E Corp.	11,466
400	Piedmont Natural Gas Co., Inc.	9,656
800	Southern Co.	24,248
	Total Utilities	135,545
	TOTAL COMMON STOCKS (COST $48,744,738)	33,958,499

See accompanying notes to the financial statements.

13

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.5%
	Money Market Funds — 3.5%
1,237,056	State Street Institutional Treasury Money Market Fund-Institutional Class	1,237,056
	TOTAL SHORT-TERM INVESTMENTS (COST $1,237,056)	1,237,056
	TOTAL INVESTMENTS — 99.8% (Cost $49,981,794)	35,195,555
	Other Assets and Liabilities (net) — 0.2%	87,540
	TOTAL NET ASSETS — 100.0%	$35,283,095

See accompanying notes to the financial statements.

14

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
20	S&P 500 E-Mini Index	March 2009	$734,200	$(151,550)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

15

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $49,981,794) (Note 2)	$35,195,555
Cash	77
Dividends and interest receivable	94,996
Receivable for collateral on open futures contracts (Note 2)	99,000
Receivable for expenses reimbursed by Manager (Note 3)	12,135
Total assets	35,401,763
Liabilities:
Payable to affiliate for (Note 3):
Management fee	9,135
Shareholder service fee	4,354
Administration fee – Class M	88
Trustees and Chief Compliance Officer of GMO Trust fees	56
Payable for 12b-1 fee – Class M	241
Payable for variation margin on open futures contracts (Note 2)	17,800
Accrued expenses	86,994
Total liabilities	118,668
Net assets	$35,283,095
Net assets consist of:
Paid-in capital	$71,210,869
Accumulated undistributed net investment income	94,859
Accumulated net realized loss	(21,084,844)
Net unrealized depreciation	(14,937,789)
$35,283,095
Net assets attributable to:
Class III shares	$34,758,057
Class M shares	$525,038
Shares outstanding:
Class III	3,319,559
Class M	50,257
Net asset value per share:
Class III	$10.47
Class M	$10.45

See accompanying notes to the financial statements.

16

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends	$1,686,486
Interest	38,297
Total investment income	1,724,783
Expenses:
Management fee (Note 3)	327,610
Shareholder service fee – Class III (Note 3)	123,660
12b-1 fee – Class M (Note 3)	58,101
Administration fee – Class M (Note 3)	46,481
Custodian, fund accounting agent and transfer agent fees	87,958
Audit and tax fees	59,841
Legal fees	2,851
Trustees fees and related expenses (Note 3)	1,142
Registration fees	21,298
Miscellaneous	4,700
Total expenses	733,642
Fees and expenses reimbursed by Manager (Note 3)	(175,580)
Expense reductions (Note 2)	(15)
Net expenses	558,047
Net investment income (loss)	1,166,736
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(15,721,837)
Closed futures contracts	(800,637)
Net realized gain (loss)	(16,522,474)
Change in net unrealized appreciation (depreciation) on:
Investments	(421,437)
Open futures contracts	(18,729)
Net unrealized gain (loss)	(440,166)
Net realized and unrealized gain (loss)	(16,962,640)
Net increase (decrease) in net assets resulting from operations	$(15,795,904)

See accompanying notes to the financial statements.

17

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,166,736	$2,313,049
Net realized gain (loss)	(16,522,474)	15,904,427
Change in net unrealized appreciation (depreciation)	(440,166)	(25,882,761)
Net increase (decrease) in net assets from operations	(15,795,904)	(7,665,285)
Distributions to shareholders from:
Net investment income
Class III	(1,064,873)	(1,963,020)
Class M	(246,973)	(451,426)
Total distributions from net investment income	(1,311,846)	(2,414,446)
Net realized gains
Class III	—	(3,938,829)
Class M	—	(1,625,736)
Total distributions from net realized gains	—	(5,564,565)
	(1,311,846)	(7,979,011)
Net share transactions (Note 7):
Class III	(77,034,776)	(85,518,384)
Class M	(68,971,923)	(10,707,607)
Increase (decrease) in net assets resulting from net share transactions	(146,006,699)	(96,225,991)
Total increase (decrease) in net assets	(163,114,449)	(111,870,287)
Net assets:
Beginning of period	198,397,544	310,267,831
End of period (including accumulated undistributed net investment income of $94,859 and $244,055, respectively)	$35,283,095	$198,397,544

See accompanying notes to the financial statements.

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$15.82		$17.24		$18.17	$18.26	$19.03
Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.17		0.15	0.15	0.16
Net realized and unrealized gain (loss)	(5.32)		(1.06)		0.07	0.86	(0.02	)(a)
Total from investment operations	(5.14)		(0.89)		0.22	1.01	0.14
Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.15)	(0.16)	(0.14)
From net realized gains	—		(0.36)		(1.00)	(0.94)	(0.77)
Total distributions	(0.21)		(0.53)		(1.15)	(1.10)	(0.91)
Net asset value, end of period	$10.47		$15.82		$17.24	$18.17	$18.26
Total Return(b)	(32.84)%		(5.49)%		1.24%	5.64%	0.94%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$34,758		$129,666		$224,554	$342,203	$357,499
Net expenses to average daily net assets	0.46	%(c)	0.46	%(c)	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.19%		0.94%		0.85%	0.84%	0.89%
Portfolio turnover rate	70%		97%		111%	94%	136%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.19%		0.07%		0.05%	0.04%	0.04%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$15.76		$17.16		$18.10	$18.19	$18.97
Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.11		0.10	0.10	0.11
Net realized and unrealized gain (loss)	(5.30)		(1.05)		0.06	0.85	(0.02	)(a)
Total from investment operations	(5.17)		(0.94)		0.16	0.95	0.09
Less distributions to shareholders:
From net investment income	(0.14)		(0.10)		(0.10)	(0.10)	(0.10)
From net realized gains	—		(0.36)		(1.00)	(0.94)	(0.77)
Total distributions	(0.14)		(0.46)		(1.10)	(1.04)	(0.87)
Net asset value, end of period	$10.45		$15.76		$17.16	$18.10	$18.19
Total Return(b)	(33.01)%		(5.79)%		0.91%	5.33%	0.65%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$525		$68,732		$85,714	$253,332	$269,227
Net expenses to average daily net assets	0.76	%(c)	0.76	%(c)	0.76%	0.77%	0.78%
Net investment income to average daily net assets	0.80%		0.64%		0.56%	0.54%	0.61%
Portfolio turnover rate	70%		97%		111%	94%	136%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%		0.07%		0.05%	0.04%	0.04%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and in companies with similar market capitalizations.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

21

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$33,958,499	$—
Level 2 - Other Significant Observable Inputs	1,237,056	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$35,195,555	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(151,550)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(151,550)

*  Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

22

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces

23

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

24

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

25

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions, and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(4,086)	$4,086	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$1,311,846	$2,427,666
Net long-term capital gain	—	5,551,345
Total distributions	$1,311,846	$7,979,011

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$94,859

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $4,390,997.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Such losses expire as follows:

2/28/2011	$(2,843,668)
2/29/2012	(782,016)
2/28/2017	(11,615,801)
Total	$(15,241,485)

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$51,585,706	$131,180	$(16,521,331)	$(16,390,151)

Utilization of the capital loss carryforwards, post-October capital losses and future losses, if any, realized subsequent to February 28, 2009, could be subject to limitations imposed by the Code related to share ownership activity.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

27

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average net assets daily of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, administration and distribution (12b-1) fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any

28

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $1,050 and $761, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $70,877,126 and $211,377,723, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 92.40% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 0.05% of the Fund's shares were held by accounts for which the Manager had investment discretion.

29

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	108,893	$1,725,962	302,944	$5,156,583
Shares issued to shareholders in reinvestment of distributions	72,485	1,064,140	327,572	5,900,873
Shares repurchased	(5,059,040)	(79,824,878)	(5,457,694)	(96,575,840)
Net increase (decrease)	(4,877,662)	$(77,034,776)	(4,827,178)	$(85,518,384)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class M:	Shares	Amount	Shares	Amount
Shares sold	93,630	$1,517,398	290,213	$5,119,051
Shares issued to shareholders in reinvestment of distributions	15,520	246,973	115,575	2,077,162
Shares repurchased	(4,419,327)	(70,736,294)	(1,039,952)	(17,903,820)
Net increase (decrease)	(4,310,177)	$(68,971,923)	(634,164)	$(10,707,607)

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

31

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$664.50	$1.90
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class M
1) Actual	0.76%	$1,000.00	$663.80	$3.14
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO U.S. Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $23,021 or if determined to be different, the qualified interest income of such year.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Bond Fund returned -13.9% for the fiscal year ended February 28, 2009, compared to the +5.5% return for the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund's exposure to various investments is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 19.4%. Exposures to SDCF and WOOF were by far the largest negative contributor during the fiscal year, followed by negative contributions from developed interest-rate strategies, currency selection, and exposure to emerging country debt via ECDF.

Nearly 80% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds invest primarily in asset-backed securities. The positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held indirectly in the Currency Hedged International Bond Fund via holdings of SDCF and WOOF. Such ABS exposure contributed -1,852 bps to the Fund's performance. To increase flexibility, the Fund began holding more cash assets directly. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate and currency strategies. Given the unhealthy market conditions for interest-rates and currencies, characterized by impaired liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions in interest rates and currencies starting in October.

In interest-rate strategies, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

Currency contribution was concentrated before positions were suspended in October. Negative relative currency performance during this time came mainly from the strategy's Swedish krona, Norwegian krone, yen, and New Zealand dollar positions.

A small exposure to emerging country debt also detracted value as spread widening on that asset class contributed negatively, as did both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Bond Fund Class III Shares and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) As of February 28, 2009

$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-15.65%
-0.92%
3.17%
$16,734,560
$16,603,490
$13,659,790
2/28/99
$10,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Currency Hedged International Bond Fund
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

* JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) + represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investments Concentration Summary
February 29, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	75.8%
Short-Term Investments	22.3
Options Purchased	1.6
Futures	0.2
Loan Participations	0.1
Forward Currency Contracts	0.1
Loan Assignments	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Written Options	(0.6)
Swaps	(1.0)
Other	1.5
100.0%
Country / Region Summary**	% of Investments
Euro Region***	78.8%
United Kingdom	14.6
Canada	4.2
Emerging	2.7
Australia	0.3
United States	(0.6)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value/ Shares		Description	Value ($)
		DEBT OBLIGATIONS — 3.0%
		United States — 3.0%
		U.S. Government
USD	3,885,420	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	3,833,208
		TOTAL DEBT OBLIGATIONS (COST $3,977,883)	3,833,208
		MUTUAL FUNDS — 76.8%
		United States — 76.8%
		Affiliated Issuers
	537,733	GMO Emerging Country Debt Fund, Class III	3,145,736
	4,332,356	GMO Short-Duration Collateral Fund	74,083,286
	5,496	GMO Special Purpose Holding Fund (c) (d)	4,012
	1,107,586	GMO World Opportunity Overlay Fund	20,324,202
		Total United States	97,557,236
		TOTAL MUTUAL FUNDS (COST $131,940,854)	97,557,236
		SHORT-TERM INVESTMENTS — 19.5%
		Money Market Funds — 19.5%
	12,385,900	State Street Institutional Liquid Reserves Fund-Institutional Class	12,385,900
	12,385,901	State Street Institutional Treasury Plus Money Market Fund- Institutional Class	12,385,901
		TOTAL SHORT-TERM INVESTMENTS (COST $24,771,801)	24,771,801
		TOTAL INVESTMENTS — 99.3% (Cost $160,690,538)	126,162,245
		Other Assets and Liabilities (net) — 0.7%	918,910
		TOTAL NET ASSETS — 100.0%	$127,081,155

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	Australian Government Bond 10 Yr.	March 2009	$361,104	$(1,814)
8	Australian Government Bond 3 Yr.	March 2009	551,174	3,385
51	Canadian Government Bond 10 Yr.	June 2009	4,978,414	(42,756)
425	Euro Bund	March 2009	67,309,475	434,534
52	Euro BOBL	March 2009	7,713,115	118,299
402	Federal Funds 30 day	March 2009	167,119,743	(2,032)
105	UK Gilt Long Bond	June 2009	17,841,177	(246,505)
			$265,874,202	$263,111

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
35,000,000	USD	3/20/2014	Deutsche Bank	(Pay)	1.70%	1.86%	Republic	N/A		$206,312
							of Italy
25,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.81%	Republic of Italy	25,000,000	USD	(257,155)
										$(50,843)
								Premiums to (Pay) Receive		$—

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
40,000,000	EUR	1/23/2012	Deutsche Bank AG	Receive	2.71%	6 month EUR LIBOR	$19,010
							$19,010
						Premiums to (Pay) Receive	$—

#  Receive - Fund receives fixed rate and pays variable rate.

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

(c)  Underlying investment represents interests in defaulted securities.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $28,749,684) (Note 2)	$28,605,009
Investments in affiliated issuers, at value (cost $131,940,854) (Notes 2 and 8)	97,557,236
Cash	886,822
Dividends and interest receivable	20,454
Receivable for variation margin on open futures contracts (Note 2)	159,165
Receivable for open swap contracts (Note 2)	225,322
Receivable for expenses reimbursed by Manager (Note 3)	18,273
Total assets	127,472,281
Liabilities:
Payable to affiliate for (Note 3):
Management fee	24,232
Shareholder service fee	14,539
Trustees and Chief Compliance Officer of GMO Trust fees	367
Payable for open swap contracts (Note 2)	257,155
Accrued expenses	94,833
Total liabilities	391,126
Net assets	$127,081,155
Net assets consist of:
Paid-in capital	$167,844,635
Distributions in excess of net investment income	(17,694,103)
Accumulated net realized gain	11,248,995
Net unrealized depreciation	(34,318,372)
$127,081,155
Net assets attributable to:
Class III shares	$127,081,155
Shares outstanding:
Class III	18,160,957
Net asset value per share:
Class III	$7.00

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$5,016,284
Dividends	72,695
Interest	16,915
Total investment income	5,105,894
Expenses:
Management fee (Note 3)	351,634
Shareholder service fee – Class III (Note 3)	210,980
Custodian, fund accounting agent and transfer agent fees	82,618
Audit and tax fees	78,478
Legal fees	6,113
Trustees fees and related expenses (Note 3)	3,533
Registration fees	368
Miscellaneous	1,947
Total expenses	735,671
Fees and expenses reimbursed by Manager (Note 3)	(165,938)
Expense reductions (Note 2)	(7)
Indirectly incurred fees waived or borne by Manager (Note 3)	(17,122)
Shareholder service fee waived (Note 3)	(6,066)
Net expenses	546,538
Net investment income (loss)	4,559,356
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	633,117
Investments in affiliated issuers	(3,725,544)
Realized gains distributions from affiliated issuers (Note 8)	111,247
Closed futures contracts	8,881,335
Closed swap contracts	836,186
Written options	(403,073)
Foreign currency, forward contracts and foreign currency related transactions	(1,484,102)
Net realized gain (loss)	4,849,166
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(144,675)
Investments in affiliated issuers	(27,295,967)
Open futures contracts	(2,282,983)
Open swap contracts	(54,746)
Foreign currency, forward contracts and foreign currency related transactions	(511,227)
Net unrealized gain (loss)	(30,289,598)
Net realized and unrealized gain (loss)	(25,440,432)
Net increase (decrease) in net assets resulting from operations	$(20,881,076)

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,559,356	$7,963,490
Net realized gain (loss)	4,849,166	(14,143,454)
Change in net unrealized appreciation (depreciation)	(30,289,598)	(1,305,226)
Net increase (decrease) in net assets from operations	(20,881,076)	(7,485,190)
Distributions to shareholders from:
Net investment income
Class III	(9,430,411)	(315,341)
Return of capital
Class III	—	(2,600,431)
	(9,430,411)	(2,915,772)
Net share transactions (Note 7):
Class III	1,411,572	(108,068,985)
Redemption fees (Notes 2 and 7):
Class III	29,275	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	1,440,847	(108,068,985)
Total increase (decrease) in net assets	(28,870,640)	(118,469,947)
Net assets:
Beginning of period	155,951,795	274,421,742
End of period (including distributions in excess of net investment income of $17,694,103 and $21,511,882, respectively)	$127,081,155	$155,951,795

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006		2005
Net asset value, beginning of period	$8.79		$9.21		$9.04	$9.59		$9.16
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.26		0.33		0.17	0.18		0.14
Net realized and unrealized gain (loss)	(1.49)		(0.62)		0.15	0.39		0.44
Total from investment operations	(1.23)		(0.29)		0.32	0.57		0.58
Less distributions to shareholders:
From net investment income	(0.56)		(0.01)		—	(1.00	)(b)	(0.15)
From net realized gains	—		—		(0.14)	(0.12)		—
Return of capital	—		(0.12)		(0.01)	—		—
Total distributions	(0.56)		(0.13)		(0.15)	(1.12)		(0.15)
Net asset value, end of period	$7.00		$8.79		$9.21	$9.04		$9.59
Total Return(c)	(13.93)%		(3.08)%		3.58%	6.01%		6.35%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$127,081		$155,952		$274,422	$953,894		$1,015,009
Net expenses to average daily net assets(d)	0.39	%(e)	0.38	%(e)	0.39%	0.39%		0.39%
Net investment income to average daily net assets(a)	3.24%		3.62%		1.93%	1.91%		1.51%
Portfolio turnover rate	28%		55%		25%	49%		44%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.13%		0.09%		0.06%	0.06%		0.09%
Redemption fees consisted of the following per share amounts:†	$0.00	(f)	—		—	—		—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund typically invests in bonds included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of GMO Short-Duration Collateral Fund; futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund, GMO World Opportunity Overlay Fund and GMO Short-Duration Collateral Fund are not publicly available.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives

9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities. The Fund took temporary defensive measures during the last year.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 28.50% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security

10

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $12,445 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$3,145,736	$556,218
Level 2 - Other Significant Observable Inputs	123,012,497	19,010
Level 3 - Significant Unobservable Inputs	4,012	206,312
Total	$126,162,245	$781,540

*  Other financial instruments include futures contracts and swap agreements.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(293,107)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	(257,155)
Total	$—	$(550,262)

**  Other financial instruments include futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$6,924	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	9,506	—
Realized gain distributions paid	(12,445)	—
Change in unrealized appreciation/depreciation	27	(50,843)
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$4,012	$(50,843)

***  Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

12

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended February 28, 2009, the Fund's investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts		Premiums
Outstanding, beginning of year	$—	$—		$—	$—
Options written	—	—	JPY	(1,672,000,000)	(156,460)
Options exercised	—	—	JPY	1,672,000,000	156,460
Options expired	—	—		—	—
Options sold	—	—		—	—
Outstanding, end of year	$—	$—		$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$8,688,834	$(7,812,231)	$(876,603)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$9,430,411	$315,341
Tax return of capital	—	2,600,431
Total distributions	$9,430,411	$2,915,772

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,304,774

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund elected to defer March 1, 2009 post-October capital losses of $5,084,075.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(3,082,431)
Total	$(3,082,431)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$163,290,247	$4,012	$(37,132,014)	$(37,128,002)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.93% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses

21

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.017%	0.004%	0.007%	0.028%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $3,441 and $938, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$3,994,826	$—
Investments (non-U.S. Government securities)	32,259,045	45,143,923

22

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 99.23% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 86.84% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,419	$10,498	5,140,961	$46,315,270
Shares issued to shareholders in reinvestment of distributions	1,349,847	9,367,939	335,743	2,900,816
Shares repurchased	(940,742)	(7,966,865)	(17,538,414)	(157,285,071)
Redemption fees	—	29,275	—	—
Net increase (decrease)	410,524	$1,440,847	(12,061,710)	$(108,068,985)

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$4,677,363	$464,774	$—	$365,973		$98,802	$3,145,736
GMO Short-Duration Collateral Fund	114,475,125	29,284,160	39,100,000	4,650,311	◆	—	74,083,286
GMO Special Purpose Holding Fund	6,924	—	—	—		12,445	4,012
GMO World Opportunity Overlay Fund	31,276,870	2,000,000	4,900,000	—		—	20,324,202
Totals	$150,436,282	$31,748,934	$44,000,000	$5,016,284		$111,247	$97,557,236

◆  The Fund received total distributions in the amount of $14,256,780, of which $9,606,469 was a return of capital.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

25

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.42%	$1,000.00	$884.90	$1.96
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $1,906,829 or if determined to be different, the qualified interest income of such year.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Quality Equity Fund returned -29.4% for the fiscal year ended February 28, 2009, as compared to -43.3% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the S&P 500 Index. Selections within Energy, Information Technology, and Consumer Discretionary added to relative returns while stock selections within Health Care and Telecommunication Services detracted. Overweight positions in Wal-Mart Stores and Johnson & Johnson and not owning GE added to relative returns. An overweight in UnitedHealth Group, an underweight in ConocoPhillips, and not owning Apple detracted from returns versus the benchmark.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included not owning Financials and overweight positions in Consumer Staples and Health Care. Sector weightings negatively impacting relative performance included not owning Utilities and underweight positions in Consumer Discretionary and Telecommunication Services.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Quality Equity Fund Class III Shares and the S&P 500 Index As of February 28, 2009

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2/6/04
$10,000,000
$7,936,960
$7,116,730
2004
2005
2006
2007
2008
2009
GMO U.S. Quality Equity Fund
S&P 500 Index

Average Annual Total Returns	1 Year	5 Year	Since Inception
Class III	-29.37%	-4.45%	**2/6/04** -4.46%
Class IV	-29.27%	-4.40%	**2/6/04** -4.41%
Class V	-29.31%	n/a	**12/8/06** -14.92%
Class VI	-29.28%	n/a	**12/8/06** -14.86%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data, may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV, V and VI will vary due to different fees.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.9%
Short-Term Investments	4.1
Futures	(0.1)
Other	2.1
100.0%
Industry Sector Summary	% of Equity Investments
Consumer Staples	28.2%
Health Care	26.9
Information Technology	23.1
Energy	13.3
Telecommunication Services	4.0
Industrials	2.7
Consumer Discretionary	1.8
100.0%

1

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 93.9%
	Consumer Discretionary — 1.7%
2,680,600	Home Depot, Inc.	55,997,734
1,463,000	Lowe's Cos., Inc.	23,173,920
1,087,200	McDonald's Corp.	56,806,200
394,400	Target Corp.	11,165,464
	Total Consumer Discretionary	147,143,318
	Consumer Staples — 26.5%
1,316,800	Avon Products, Inc.	23,162,512
441,400	Campbell Soup Co.	11,816,278
394,500	Clorox Co.	19,172,700
11,215,500	Coca-Cola Co. (The)	458,153,175
1,945,500	Colgate-Palmolive Co.	117,080,190
470,100	Estee Lauder Cos. (The), Inc.-Class A	10,647,765
730,100	General Mills, Inc.	38,315,648
367,800	Hershey Co. (The)	12,391,182
358,700	HJ Heinz Co.	11,718,729
901,400	Kellogg Co.	35,082,488
1,229,500	Kimberly-Clark Corp.	57,921,745
1,194,900	Kraft Foods, Inc.-Class A	27,219,822
7,784,100	PepsiCo, Inc.	374,726,574
9,113,700	Procter & Gamble Co. (The)	439,006,929
12,164,300	Wal-Mart Stores, Inc.	598,970,132
2,225,200	Walgreen Co.	53,093,272
	Total Consumer Staples	2,288,479,141
	Energy — 12.5%
7,234,500	Chevron Corp.	439,206,495
3,306,600	ConocoPhillips	123,501,510
7,599,500	Exxon Mobil Corp.	516,006,050
	Total Energy	1,078,714,055

See accompanying notes to the financial statements.

2

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — 25.3%
5,485,305	Abbott Laboratories	259,674,339
3,584,860	Amgen, Inc.*	175,407,200
1,325,400	Bristol-Myers Squibb Co.	24,400,614
3,967,473	Eli Lilly & Co.	116,564,357
139,700	Forest Laboratories, Inc.*	2,995,168
9,942,900	Johnson & Johnson	497,145,000
4,534,030	Medtronic, Inc.	134,161,948
6,589,600	Merck & Co., Inc.	159,468,320
39,141,100	Pfizer, Inc.	481,826,941
6,735,494	UnitedHealth Group, Inc.	132,352,457
234,500	WellPoint, Inc.*	7,954,240
4,119,720	Wyeth	168,166,970
799,700	Zimmer Holdings, Inc.*	28,005,494
	Total Health Care	2,188,123,048
	Industrials — 2.5%
2,312,400	3M Co.	105,121,704
3,500	Danaher Corp.	177,660
1,304,400	United Parcel Service, Inc.-Class B	53,715,192
1,483,900	United Technologies Corp.	60,587,637
	Total Industrials	219,602,193
	Information Technology — 21.7%
21,976,800	Cisco Systems, Inc.*	320,201,976
2,084,800	Dell, Inc.*	17,783,344
2,731,373	eBay, Inc.*	29,690,024
302,840	Google, Inc.-Class A*	102,356,892
776,500	Hewlett-Packard Co.	22,541,795
2,808,030	International Business Machines Corp.	258,423,001
32,687,100	Microsoft Corp.	527,896,665
26,696,100	Oracle Corp.*	414,857,394
5,594,800	Qualcomm, Inc.	187,034,164
	Total Information Technology	1,880,785,255

See accompanying notes to the financial statements.

3

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	Telecommunication Services — 3.7%
6,974,395	AT&T, Inc.	165,781,369
5,522,300	Verizon Communications, Inc.	157,551,219
	Total Telecommunication Services	323,332,588
	TOTAL COMMON STOCKS (COST $10,899,165,346)	8,126,179,598
	SHORT-TERM INVESTMENTS — 4.1%
	Money Market Funds — 0.6%
53,741,616	State Street Institutional Treasury Money Market Fund-Institutional Class	53,741,616
	Other Short-Term Investments — 3.5%
300,000,000	U.S. Treasury Bill, 0.35%, due 07/23/09 (a)	299,580,600
	TOTAL SHORT-TERM INVESTMENTS (COST $353,429,616)	353,322,216
	TOTAL INVESTMENTS — 98.0% (Cost $11,252,594,962)	8,479,501,814
	Other Assets and Liabilities (net) — 2.0%	171,978,286
	TOTAL NET ASSETS — 100.0%	$8,651,480,100

See accompanying notes to the financial statements.

4

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4,640	S&P 500 E-Mini Index	March 2009	$170,334,400	$(4,944,495)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

5

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $11,252,594,962) (Note 2)	$8,479,501,814
Cash	61,927,444
Receivable for Fund shares sold	65,712,301
Dividends and interest receivable	38,303,690
Receivable for collateral on open futures contracts (Note 2)	11,880,000
Receivable for expenses reimbursed by Manager (Note 3)	147,533
Total assets	8,657,472,782
Liabilities:
Payable for Fund shares repurchased	240,966
Payable to affiliate for (Note 3):
Management fee	2,344,528
Shareholder service fee	562,174
Trustees and Chief Compliance Officer of GMO Trust fees	30,372
Payable for variation margin on open futures contracts (Note 2)	2,191,848
Accrued expenses	622,794
Total liabilities	5,992,682
Net assets	$8,651,480,100

See accompanying notes to the financial statements.

6

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$12,207,050,675
Accumulated undistributed net investment income	45,038,026
Distributions in excess of net realized gain	(822,570,958)
Net unrealized depreciation	(2,778,037,643)
$8,651,480,100
Net assets attributable to:
Class III shares	$1,952,578,578
Class IV shares	$787,276,448
Class V shares	$637,833,956
Class VI shares	$5,273,791,118
Shares outstanding:
Class III	137,748,815
Class IV	55,499,435
Class V	44,998,900
Class VI	372,002,289
Net asset value per share:
Class III	$14.17
Class IV	$14.19
Class V	$14.17
Class VI	$14.18

See accompanying notes to the financial statements.

7

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends	$224,637,613
Interest	4,666,194
Total investment income	229,303,807
Expenses:
Management fee (Note 3)	29,784,343
Shareholder service fee - Class III (Note 3)	2,851,187
Shareholder service fee - Class IV (Note 3)	437,421
Shareholder service fee - Class V (Note 3)	572,187
Shareholder service fee - Class VI (Note 3)	3,319,259
Custodian, fund accounting agent and transfer agent fees	1,037,874
Audit and tax fees	56,105
Legal fees	245,654
Trustees fees and related expenses (Note 3)	139,744
Registration fees	107,458
Miscellaneous	108,565
Total expenses	38,659,797
Fees and expenses reimbursed by Manager (Note 3)	(1,475,298)
Expense reductions (Note 2)	(14,352)
Net expenses	37,170,147
Net investment income (loss)	192,133,660
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(809,480,574)
Closed futures contracts	8,384,943
Net realized gain (loss)	(801,095,631)
Change in net unrealized appreciation (depreciation) on:
Investments	(2,480,683,386)
Open futures contracts	(3,178,430)
Net unrealized gain (loss)	(2,483,861,816)
Net realized and unrealized gain (loss)	(3,284,957,447)
Net increase (decrease) in net assets resulting from operations	$(3,092,823,787)

See accompanying notes to the financial statements.

8

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$192,133,660	$121,864,661
Net realized gain (loss)	(801,095,631)	186,050,940
Change in net unrealized appreciation (depreciation)	(2,483,861,816)	(588,383,993)
Net increase (decrease) in net assets from operations	(3,092,823,787)	(280,468,392)
Distributions to shareholders from:
Net investment income
Class III	(34,569,204)	(31,023,169)
Class IV	(7,116,929)	(11,111,773)
Class V	(12,924,490)	(7,018,463)
Class VI	(118,045,144)	(60,979,925)
Total distributions from net investment income	(172,655,767)	(110,133,330)
Net realized gains
Class III	(11,560,804)	(50,769,370)
Class IV	(2,647,196)	(13,927,910)
Class V	(3,886,453)	(12,819,629)
Class VI	(33,978,058)	(101,916,040)
Total distributions from net realized gains	(52,072,511)	(179,432,949)
	(224,728,278)	(289,566,279)
Net share transactions (Note 7):
Class III	635,314,415	572,435,769
Class IV	511,082,914	(356,639,901)
Class V	200,968,133	450,705,666
Class VI	2,284,883,800	3,017,011,171
Increase (decrease) in net assets resulting from net share transactions	3,632,249,262	3,683,512,705
Total increase (decrease) in net assets	314,697,197	3,113,478,034
Net assets:
Beginning of period	8,336,782,903	5,223,304,869
End of period (including accumulated undistributed net investment income of $45,038,026 and $25,580,711, respectively)	$8,651,480,100	$8,336,782,903

See accompanying notes to the financial statements.

9

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$20.56		$21.78		$20.81	$20.03	$19.93
Income (loss) from investment operations:
Net investment income (loss)†	0.37		0.39		0.35	0.32	0.39
Net realized and unrealized gain (loss)	(6.30)		(0.70)		1.12	0.72	(0.05)
Total from investment operations	(5.93)		(0.31)		1.47	1.04	0.34
Less distributions to shareholders:
From net investment income	(0.34)		(0.36)		(0.34)	(0.22)	(0.24)
From net realized gains	(0.12)		(0.55)		(0.16)	(0.04)	—
Total distributions	(0.46)		(0.91)		(0.50)	(0.26)	(0.24)
Net asset value, end of period	$14.17		$20.56		$21.78	$20.81	$20.03
Total Return(a)	(29.37)%		(1.76)%		7.18%	5.28%	1.72%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,952,579		$2,003,758		$1,575,300	$1,108,088	$463,848
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48%	0.48%	0.48%
Net investment income to average daily net assets	2.03%		1.74%		1.64%	1.58%	1.98%
Portfolio turnover rate	36%		46%		50%	52%	66%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$20.57		$21.80		$20.82	$20.03	$19.93
Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.40		0.37	0.32	0.38
Net realized and unrealized gain (loss)	(6.30)		(0.71)		1.11	0.74	(0.03)
Total from investment operations	(5.91)		(0.31)		1.48	1.06	0.35
Less distributions to shareholders:
From net investment income	(0.35)		(0.37)		(0.34)	(0.23)	(0.25)
From net realized gains	(0.12)		(0.55)		(0.16)	(0.04)	—
Total distributions	(0.47)		(0.92)		(0.50)	(0.27)	(0.25)
Net asset value, end of period	$14.19		$20.57		$21.80	$20.82	$20.03
Total Return(a)	(29.27)%		(1.77)%		7.19%	5.37%	1.75%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$787,276		$432,046		$800,458	$2,005,417	$938,586
Net expenses to average daily net assets	0.44	%(b)	0.44	%(b)	0.44%	0.44%	0.44%
Net investment income to average daily net assets	2.11%		1.78%		1.79%	1.62%	1.92%
Portfolio turnover rate	36%		46%		50%	52%	66%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$20.56		$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.41		0.07
Net realized and unrealized gain (loss)	(6.30)		(0.72)		0.04
Total from investment operations	(5.91)		(0.31)		0.11
Less distributions to shareholders:
From net investment income	(0.36)		(0.37)		(0.09)
From net realized gains	(0.12)		(0.55)		(0.14)
Total distributions	(0.48)		(0.92)		(0.23)
Net asset value, end of period	$14.17		$20.56		$21.79
Total Return(b)	(29.31)%		(1.75)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$637,834		$663,616		$259,430
Net expenses to average daily net assets	0.42	%(c)	0.42	%(c)	0.42	%*
Net investment income to average daily net assets	2.11%		1.83%		1.40	%*
Portfolio turnover rate	36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02	%*

(a)  Period from December 8, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

12

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$20.57		$21.79		$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.40		0.41		0.07
Net realized and unrealized gain (loss)	(6.31)		(0.70)		0.04
Total from investment operations	(5.91)		(0.29)		0.11
Less distributions to shareholders:
From net investment income	(0.36)		(0.38)		(0.09)
From net realized gains	(0.12)		(0.55)		(0.14)
Total distributions	(0.48)		(0.93)		(0.23)
Net asset value, end of period	$14.18		$20.57		$21.79
Total Return(b)	(29.28)%		(1.67)%		0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,273,791		$5,237,363		$2,588,116
Net expenses to average daily net assets	0.39	%(c)	0.39	%(c)	0.39	%*
Net investment income to average daily net assets	2.16%		1.84%		1.43	%*
Portfolio turnover rate	36%		46%		50	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02	%*

(a)  Period from December 8, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

13

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Quality Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and in companies with similar market capitalizations. The Fund may hold fewer than 100 stocks. The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and other high quality investments.

As of February 28, 2009, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if

14

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$8,425,760,198	$—
Level 2 - Other Significant Observable Inputs	53,741,616	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$8,479,501,814	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(4,944,495)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(4,944,495)

*  Other financial instruments include futures contracts.

15

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

16

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman

17

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, post-October capital losses and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$(20,578)	$20,578	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$172,676,344	$110,133,330
Net long-term capital gain	52,051,934	179,432,949
Total distributions	$224,728,278	$289,566,279

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$45,038,026

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $269,802,905.

19

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(288,464,155)
Total	$(288,464,155)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,521,843,355	$28,158,068	$(3,070,499,609)	$(3,042,341,541)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund

20

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

21

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $107,065 and $65,748, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $6,650,923,374 and $3,103,523,609, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 21.26% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.41% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 62.80% of the Fund's shares were held by accounts for which the Manager had investment discretion.

22

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	56,850,636	$949,977,379	50,996,071	$1,139,966,142
Shares issued to shareholders in reinvestment of distributions	1,903,117	35,704,632	3,122,803	70,870,252
Shares repurchased	(18,454,345)	(350,367,596)	(28,982,283)	(638,400,625)
Net increase (decrease)	40,299,408	$635,314,415	25,136,591	$572,435,769
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	61,336,699	$958,117,182	28,155,555	$619,378,521
Shares issued to shareholders in reinvestment of distributions	341,350	6,328,384	821,509	18,645,946
Shares repurchased	(27,177,224)	(453,362,652)	(44,697,168)	(994,664,368)
Net increase (decrease)	34,500,825	$511,082,914	(15,720,104)	$(356,639,901)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class V:	Shares	Amount	Shares	Amount
Shares sold	55,629,177	$871,553,660	32,154,927	$708,017,030
Shares issued to shareholders in reinvestment of distributions	839,435	15,553,597	832,035	18,891,284
Shares repurchased	(43,740,533)	(686,139,124)	(12,624,095)	(276,202,648)
Net increase (decrease)	12,728,079	$200,968,133	20,362,867	$450,705,666

23

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	207,622,713	$3,716,913,789	143,722,533	$3,181,476,095
Shares issued to shareholders in reinvestment of distributions	7,874,939	146,139,703	6,951,875	157,780,829
Shares repurchased	(98,156,063)	(1,578,169,692)	(14,796,108)	(322,245,753)
Net increase (decrease)	117,341,589	$2,284,883,800	135,878,300	$3,017,011,171

8.  Subsequent event

Effective June 1, 2009, the Fund's name will change to GMO Quality Fund. Concurrent with this name change, the Fund will no longer be bound by its policy to invest at least 80% of its assets in equity investments tied economically to the U.S.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Quality Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Quality Equity Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

25

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

26

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.48%	$1,000.00	$709.20	$2.03
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$709.90	$1.87
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21
Class V
1) Actual	0.42%	$1,000.00	$709.40	$1.78
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class VI
1) Actual	0.39%	$1,000.00	$710.00	$1.65
2) Hypothetical	0.39%	$1,000.00	$1,022.86	$1.96

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $52,051,934 from long-term capital gains.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $2,900,324 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Shares of the GMO Short-Duration Collateral Fund returned -16.0% for the fiscal year ended February 28, 2009, compared to +3.5% for the JPMorgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 19.5%, with negative performance mostly attributable to mark-to-market valuation in subprime and other asset-backed security holdings. The Fund invests primarily in asset-backed securities.

Because the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs. In addition to widening spreads, the Fund suffered credit downgrades during the year: the Fund had 123 downgraded securities, representing 27.4% of its market value from the beginning of the year. At fiscal year-end, 73% of the Fund's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB, and 5% was rated below B.

With the extreme price volatility of asset-backed securities during the fiscal year, the Fund underperformed LIBOR by nearly 20%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	97.8%
Short-Term Investments	2.6
Forward Currency Contracts	0.1
Swaps	(0.8)
Other	0.3
100.0%
Industry Sector Summary	% of Debt Obligations
Credit Cards	23.2%
Residential Asset-Backed Securities (United States)	13.4
Auto Financing	12.2
Residential Mortgage-Backed Securities (European)	6.8
Insured Auto Financing	6.8
CMBS	6.6
Business Loans	5.9
Student Loans	5.1
Residential Mortgage-Backed Securities (Australian)	4.0
Insured Other	2.0
Equipment Leases	1.9
Investment Grade Corporate Collateralized Debt Obligations	1.8
U.S. Government Agency	1.3
Rate Reduction Bonds	1.3
Bank Loan Collateralized Debt Obligations	1.2
CMBS Collateralized Debt Obligations	1.1
Insurance Premiums	0.9
Insured Credit Cards	0.8
Insured High Yield Collateralized Debt Obligations	0.7
U.S. Government	0.6
Insured Time Share	0.6
Insured Residential Mortgage-Backed Securities (United States)	0.5
Airlines	0.4
Trade Receivables	0.3
Insured Residential Asset-Backed Securities (United States)	0.3
Time Share	0.1
Insured Transportation	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Collateralized Loan Obligations	0.0
Insured Business Loans	0.0
ABS Collateralized Debt Obligations	0.0
100.0%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 97.8%
	Asset-Backed Securities — 95.9%
	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 1.79%, due 10/20/44	336,000
	Airlines — 0.3%
19,400,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.94%, due 05/15/24	4,850,000
8,830,479	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	7,770,821
	Total Airlines	12,620,821
	Auto Financing — 11.9%
39,800,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	38,336,156
11,800,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.56%, due 02/15/11	9,117,860
26,900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.86%, due 02/18/14	22,098,350
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.81%, due 07/15/14	3,907,875
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 2.11%, due 08/15/13	18,781,445
22,600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	15,865,200
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.30%, due 11/10/14	13,711,200
26,400,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	17,160,000
24,700,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.50%, due 02/15/12	22,266,062
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.84%, due 07/15/12	10,279,110
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.46%, due 03/15/13	25,666,734
61,400,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	36,840,000

See accompanying notes to the financial statements.

2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Auto Financing — continued
8,500,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.42%, due 05/20/16	6,223,700
30,300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.66%, due 07/15/11	27,885,469
31,300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 06/17/13	29,688,676
30,500,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.46%, due 05/15/12	24,705,000
33,521,494	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	30,169,344
32,500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	21,775,000
17,100,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 1.11%, due 10/15/12	11,200,500
33,650,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	23,555,000
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.62%, due 03/20/14	10,866,956
19,600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 11/15/12	17,959,676
	Total Auto Financing	438,059,313
	Bank Loan Collateralized Debt Obligations — 1.2%
19,391,149	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.70%, due 06/20/25	18,427,652
27,200,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.68%, due 07/05/11	24,100,832
	Total Bank Loan Collateralized Debt Obligations	42,528,484
	Business Loans — 5.8%
23,310,770	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 1.38%, due 08/16/19	18,233,684
3,637,011	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.83%, due 04/25/34	2,575,731
2,639,390	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.84%, due 01/25/35	1,838,599

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Business Loans — continued
11,461,810	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.86%, due 01/25/36	7,326,389
9,875,339	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.71%, due 07/25/37	7,386,445
31,700,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.77%, due 12/25/37	22,132,940
5,227,163	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.59%, due 08/22/16	4,479,678
9,244,882	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.60%, due 03/20/17	7,397,755
15,800,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, 1 mo. LIBOR + .06%, 0.52%, due 07/15/12	14,581,055
3,684,638	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.75%, due 05/15/32	2,626,338
6,090,123	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.70%, due 11/15/33	3,949,154
28,700,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.48%, due 10/20/11	23,759,295
41,500,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.48%, due 07/20/12	29,780,216
9,071,074	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 02/25/30	4,354,116
5,885,679	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 09/25/30	2,825,126
6,745,058	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 1.12%, due 10/25/37	5,261,145
27,169,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.32%, due 10/25/37	14,127,880
27,400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.58%, due 02/25/13	23,506,460
20,700,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.51%, due 03/13/12	17,005,050
677,872	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 1.46%, due 09/15/17	583,104
	Total Business Loans	213,730,160

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	CMBS — 6.5%
11,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	8,640,389
6,099,483	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	5,998,049
19,100,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.58%, due 07/15/44	13,927,720
32,600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.59%, due 12/15/20	24,088,140
26,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	23,855,445
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.34%, due 03/10/44	14,845,716
3,585,364	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 11/05/21	2,973,611
27,200,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	23,910,500
5,938,604	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 03/06/20	4,693,279
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.58%, due 03/06/20	4,699,170
8,176,676	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.58%, due 02/15/20	6,132,507
43,200,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	38,026,368
3,566,740	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.54%, due 09/15/21	2,496,718
27,200,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	23,706,500
10,300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	8,808,148
11,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	8,093,910
4,780,589	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	4,605,906
26,263,095	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.55%, due 09/15/21	18,384,166
	Total CMBS	237,886,242

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — 1.1%
4,900,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 2.05%, due 11/23/52	392,000
11,493,770	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.82%, due 06/28/19	8,275,514
14,282,368	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	10,953,149
24,600,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.79%, due 08/26/30	11,070,000
27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.80%, due 05/25/46	10,018,531
	Total CMBS Collateralized Debt Obligations	40,709,194
	Collateralized Loan Obligations — 0.0%
871,428	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 1.73%, due 02/25/13	793,596
	Credit Cards — 22.7%
16,500,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.60%, due 05/20/13	10,668,281
5,900,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, 1 mo. LIBOR + .06%, 0.53%, due 04/20/12	5,655,681
23,900,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.50%, due 04/22/13	18,037,031
51,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.50%, due 02/15/13	48,462,240
20,700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.49%, due 12/15/13	18,958,923
10,300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.66%, due 09/15/11	9,841,238
4,300,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.48%, due 03/15/14	3,845,920
34,000,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.46%, due 09/15/14	27,973,500
12,700,000	Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, 1 mo. LIBOR + .09%, 0.55%, due 01/17/12	12,689,840
12,700,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, 1 mo. LIBOR + .10%, 0.56%, due 02/15/12	12,649,835

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)		Description	Value ($)
		Credit Cards — continued
	17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.38%, due 06/16/14	16,083,909
	341,000	Capital One Multi-Asset Execution Trust, Series 06-A7, Class A7, 1 mo. LIBOR + .03%, 0.49%, due 03/17/14	307,190
	24,800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.47%, due 08/15/13	23,051,600
	7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.49%, due 03/16/15	6,573,490
	16,800,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.53%, due 05/15/13	15,909,264
	17,800,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.56%, due 03/17/14	16,264,750
	39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	26,835,510
	46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + 0.07%, 0.53%, due 07/15/14	41,270,125
	22,900,000	Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.47%, due 02/15/13	21,799,426
	4,000,000	Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.48%, due 03/15/13	3,780,880
	13,400,000	Chase Issuance Trust, Series 07-A11, Class A11, 1 mo. LIBOR, 0.46%, due 07/16/12	12,991,166
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + 0.10%, 1.97%, due 05/24/13	38,022,214
	11,500,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 1.37%, due 08/15/13	10,603,000
	8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.54%, due 04/24/14	7,156,755
	40,750,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	36,809,475
	10,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.83%, due 10/16/13	9,508,200
	11,000,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.52%, due 06/18/13	9,845,000
	16,800,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.55%, due 06/16/15	12,500,250

See accompanying notes to the financial statements.

7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Credit Cards — continued
52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.49%, due 01/16/14	46,277,978
4,100,000	Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.47%, due 08/15/12	3,874,500
46,900,000	First National Master Note Trust, Series 07-2, Class A, 1 mo. LIBOR + .75%, 1.21%, due 11/15/12	43,748,906
20,100,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.50%, due 03/15/13	18,602,148
35,800,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.47%, due 06/15/13	32,667,500
39,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.51%, due 04/15/13	34,053,875
17,800,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 1.01%, due 07/15/13	14,829,625
11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.61%, due 01/15/14	10,525,835
40,500,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	31,792,500
21,100,000	Pillar Funding Plc, Series 04-2, Class A, 144A, 3 mo. LIBOR + .14%, 2.14%, due 09/15/11	20,025,588
49,200,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, 1 mo. LIBOR + .01%, 0.46%, due 05/16/11	48,585,000
44,600,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, 1 mo. LIBOR + .18%, 0.64%, due 03/15/13	43,736,544
10,900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.59%, due 02/15/17	7,734,422
	Total Credit Cards	834,549,114
	Equipment Leases — 1.8%
14,600,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.41%, due 08/15/14	13,067,000
20,500,000	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 1.06%, due 10/17/11	19,964,130
37,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.71%, due 06/14/11	33,204,500
	Total Equipment Leases	66,235,630

See accompanying notes to the financial statements.

8

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insurance Premiums — 0.9%
33,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 12/15/11	31,587,600
	Insured Auto Financing — 6.6%
8,500,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.59%, due 04/20/11	6,912,880
23,300,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.49%, due 10/06/13	15,617,990
10,099,106	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.53%, due 05/06/12	9,289,965
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.50%, due 12/06/13	11,050,000
9,790,848	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.48%, due 05/07/12	9,007,580
13,500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.25%, due 06/06/14	7,366,815
25,400,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.95%, due 03/08/16	13,421,614
12,350,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	11,814,504
27,646,995	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.47%, due 12/15/12	25,056,472
23,900,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.47%, due 07/15/13	19,060,489
6,800,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.48%, due 11/15/13	4,762,244
22,301,754	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.97%, due 04/16/12	20,757,804
1,600,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.67%, due 02/25/11	1,225,760
7,900,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.72%, due 11/25/11	4,682,251
40,800,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.51%, due 09/15/14	27,773,438
23,200,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 1.11%, due 10/15/14	15,799,896

See accompanying notes to the financial statements.

9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	36,212,670
5,111,505	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	4,677,027
	Total Insured Auto Financing	244,489,399
	Insured Business Loans — 0.0%
3,053,250	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.91%, due 10/25/30	610,650
	Insured Credit Cards — 0.8%
28,400,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, 1 mo. LIBOR + .12%, 0.58%, due 03/15/11	28,362,718
	Insured High Yield Collateralized Debt Obligations — 0.7%
20,073,077	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR +.25%, 1.71%, due 06/30/17	16,688,756
5,143,085	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 3.06%, due 05/22/13	3,666,494
7,800,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 1.60%, due 12/16/15	6,240,000
	Total Insured High Yield Collateralized Debt Obligations	26,595,250
	Insured Other — 2.0%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	17,290,000
46,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	23,000,000
13,300,886	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 09/15/41	8,361,602
12,904,246	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 12/15/41	8,220,908
19,556,614	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.68%, due 01/05/14	12,398,893
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	541,964

See accompanying notes to the financial statements.

10

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Other — continued
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,696,539
	Total Insured Other	72,509,906
	Insured Residential Asset-Backed Securities (United States) — 0.3%
3,241,384	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	1,847,589
3,840,806	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.85%, due 12/25/33	2,189,260
993,052	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.80%, due 03/25/34	631,581
29,335,944	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.69%, due 11/25/35	6,776,603
	Total Insured Residential Asset-Backed Securities (United States)	11,445,033
	Insured Residential Mortgage-Backed Securities (United States) — 0.5%
630,188	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.81%, due 10/25/34	302,490
1,198,856	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.80%, due 01/25/35	491,531
18,685,870	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.61%, due 06/15/37	4,671,467
8,100,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.70%, due 10/25/34	7,290,000
619,001	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.93%, due 07/25/29	338,559
601,336	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 1.02%, due 08/15/30	263,778
1,462,829	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.91%, due 06/25/34	351,079
311,765	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.76%, due 12/25/32	151,477
5,149,544	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.66%, due 11/25/35	2,574,772
2,366,819	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.84%, due 09/27/32	1,356,558

See accompanying notes to the financial statements.

11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
1,966,222	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.69%, due 06/25/34	767,868
	Total Insured Residential Mortgage-Backed Securities (United States)	18,559,579
	Insured Time Share — 0.5%
1,213,775	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.65%, due 05/20/16	978,649
2,937,072	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.65%, due 05/20/17	2,113,774
4,681,214	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.62%, due 05/20/18	3,546,961
4,886,706	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.92%, due 03/20/19	3,419,167
15,862,214	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.47%, due 09/20/19	9,727,582
	Total Insured Time Share	19,786,133
	Insured Transportation — 0.1%
6,665,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.76%, due 04/17/19	3,599,100
	Investment Grade Corporate Collateralized Debt Obligations — 1.8%
15,500,000	Counts Trust, Series 04-2, 144A, 3 mo. LIBOR + .95%, 2.48%, due 09/20/09	14,892,710
5,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, 3 mo. LIBOR + .80%, 2.03%, due 08/05/09	3,142,500
6,900,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.83%, due 08/05/09	5,030,100
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.98%, due 12/20/09	2,754,000
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 2.18%, due 12/20/09	3,321,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 2.04%, due 12/20/09	920,000
10,100,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.98%, due 03/20/10	4,923,750

See accompanying notes to the financial statements.

12

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — continued
12,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 2.05%, due 03/20/10	4,656,000
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.93%, due 12/20/10	8,998,050
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.82%, due 06/20/13	5,762,700
9,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 2.23%, due 08/01/11	5,383,380
22,900,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.95%, due 06/22/10	5,560,120
	Total Investment Grade Corporate Collateralized Debt Obligations	65,344,310
	Rate Reduction Bonds — 1.3%
17,363,975	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	17,562,793
24,900,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	24,651,000
2,806,086	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	2,811,698
1,420,076	PSE&G Transition Funding LLC, Series 01-1, Class A4, 3 mo. LIBOR + .30%, 2.30%, due 06/15/11	1,414,253
	Total Rate Reduction Bonds	46,439,744
	Residential Asset-Backed Securities (United States) — 13.1%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.86%, due 01/25/35	426,458
2,528,620	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.52%, due 02/25/37	2,250,472
18,600,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.57%, due 07/25/36	7,919,508
10,325,062	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.56%, due 06/25/36	6,889,191
14,200,183	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.57%, due 08/25/36	7,100,091
6,372,603	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.74%, due 09/25/35	3,887,288

See accompanying notes to the financial statements.

13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
4,586,560	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 09/25/35	515,484
8,292,262	ACE Securities Corp., Series 06-ASP1, Class A2B, 1 mo. LIBOR + .15%, 0.62%, due 12/25/35	4,998,741
11,045,740	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.61%, due 03/25/36	7,430,800
8,500,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.65%, due 03/25/36	3,051,160
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 05/25/36	2,173,029
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.65%, due 10/25/36	4,872,000
9,064,010	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 06/25/36	634,481
11,036,000	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.64%, due 06/25/36	416,388
7,829,940	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 11/25/36	4,093,571
3,438,704	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.61%, due 02/25/36	549,780
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 04/25/36	4,088,241
14,915,204	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.56%, due 01/25/37	9,010,424
12,567,272	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.67%, due 05/25/37	1,612,884
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.99%, due 05/25/34	498,922
15,724,082	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.66%, due 03/25/36	7,862,041
1,347,003	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 05/25/36	1,077,602
58,867,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	14,827,126
10,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	6,775,000

See accompanying notes to the financial statements.

14

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
15,000,000	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 09/25/36	6,150,000
1,546,844	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.53%, due 11/25/36	1,430,057
14,800,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.58%, due 10/25/36	12,920,400
10,300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.62%, due 10/25/36	4,853,360
33,848,809	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.69%, due 05/25/37	22,800,558
6,358,250	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 05/28/39	4,240,953
6,272,904	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.80%, due 05/28/39	4,186,536
12,800,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 02/28/40	7,052,000
5,020,208	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.58%, due 11/25/36	3,263,135
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 11/25/36	1,700,000
8,218,355	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.63%, due 02/25/37	616,377
5,195,526	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 02/25/35	4,338,264
38,600,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 02/25/36	18,335,000
14,216,398	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.63%, due 01/25/36	12,709,460
12,800,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.63%, due 06/25/36	8,706,560
322,893	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 1.01%, due 04/25/33	232,483
178,309	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.88%, due 10/25/34	68,863
12,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 12/25/36	3,250,000

See accompanying notes to the financial statements.

15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.61%, due 02/25/37	22,849,440
9,847,464	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.55%, due 03/25/37	9,030,124
5,788,659	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.58%, due 04/25/36	4,881,467
429,511	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.77%, due 04/25/34	76,507
14,400,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 04/25/36	5,706,000
4,488,746	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 12/25/37	4,196,978
4,971,476	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.57%, due 08/25/36	4,405,970
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 08/25/36	6,376,000
5,184,903	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.67%, due 05/25/36	3,345,883
15,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.62%, due 08/25/36	1,875,000
3,461,573	GE-WMC Mortgage Securities, Series 05-2, Class A2B, 1 mo. LIBOR + .17%, 0.64%, due 12/25/35	2,942,337
3,378,162	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 01/20/35	2,099,211
12,890,843	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.63%, due 01/20/36	8,501,914
3,876,277	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.78%, due 01/20/35	2,381,487
29,400,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.59%, due 12/25/36	9,996,000
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	2,994,500
9,097,550	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.60%, due 10/25/36	7,914,869
23,290,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 08/25/36	5,822,500

See accompanying notes to the financial statements.

16

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.63%, due 10/25/36	3,816,000
20,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	8,364,000
5,334,581	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.72%, due 10/25/35	4,134,300
11,484,179	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, 1 mo. LIBOR + .11%, 0.58%, due 02/25/36	10,680,286
6,795,535	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	747,509
14,339,684	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.59%, due 02/25/37	11,223,044
3,817,579	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.87%, due 08/25/34	2,557,778
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.70%, due 02/25/37	9,100,000
23,400,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.63%, due 04/25/36	8,190,000
11,207,575	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 04/25/37	8,853,984
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 11/25/36	3,325,000
7,212,121	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, 1 mo. LIBOR + .16%, 0.63%, due 11/25/35	6,563,030
9,942,828	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.73%, due 12/25/35	7,457,121
13,375,832	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.66%, due 09/25/45	10,883,016
3,644,950	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, 1 mo. LIBOR + .09%, 0.56%, due 10/25/36	3,426,253
2,514,939	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.70%, due 04/25/35	2,288,594
4,053,243	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 10/25/33	2,837,270
9,043,626	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.58%, due 04/25/37	7,867,955

See accompanying notes to the financial statements.

17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
9,353,909	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.72%, due 01/25/36	7,253,956
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 1.01%, due 03/25/35	61,318
6,426,746	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	4,820,059
3,891,945	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.76%, due 10/25/36	3,551,400
2,725,384	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.73%, due 10/25/35	2,248,442
3,796,119	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 01/25/37	3,137,730
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/37	7,796,531
11,100,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.67%, due 01/25/36	3,885,000
7,385,089	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 11/25/35	1,181,614
18,999,689	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.87%, due 06/25/37	11,114,818
	Total Residential Asset-Backed Securities (United States)	482,576,883
	Residential Mortgage-Backed Securities (Australian) — 3.9%
5,311,698	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.56%, due 01/10/35	4,649,383
10,134,283	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.20%, due 07/20/38	8,667,822
16,209,761	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.20%, due 04/19/38	13,143,263
5,020,081	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 1.38%, due 11/19/37	4,060,689
3,412,361	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.72%, due 09/27/35	2,725,384
30,901,180	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 2.20%, due 03/14/36	25,103,192
1,841,749	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 2.31%, due 12/08/36	1,418,165

See accompanying notes to the financial statements.

18

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
2,876,237	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 1.34%, due 05/27/38	2,192,095
2,166,972	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.32%, due 05/10/36	1,878,074
11,045,105	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 2.05%, due 06/14/37	9,023,177
7,406,368	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 1.30%, due 02/27/39	6,703,659
15,715,639	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 1.16%, due 10/20/37	13,604,714
17,299,736	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 1.32%, due 02/21/38	14,126,964
1,104,157	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 1.40%, due 11/09/35	924,268
2,160,535	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 2.33%, due 03/09/36	1,884,319
1,727,059	Superannuation Members Home Loans Global Fund, Series 4A, Class A, 3 mo. LIBOR + .22%, 1.62%, due 10/09/29	1,417,304
1,737,452	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.42%, due 01/12/37	1,432,842
21,404,982	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 2.16%, due 06/12/40	17,443,883
14,605,913	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 1.30%, due 05/21/38	12,381,578
	Total Residential Mortgage-Backed Securities (Australian)	142,780,775
	Residential Mortgage-Backed Securities (European) — 6.7%
15,900,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.62%, due 03/20/30	14,246,400
13,400,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.64%, due 09/20/66	12,177,920
13,500,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 1.29%, due 08/17/11	13,197,600
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 1.33%, due 02/17/52	10,258,200
31,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	25,107,030

See accompanying notes to the financial statements.

19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
3,491,826	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.42%, due 10/11/41	3,212,375
6,760,721	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.51%, due 12/20/54	4,191,647
4,069,799	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 1.67%, due 09/20/44	2,767,464
38,900,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, 3 mo. LIBOR + .08%, 1.17%, due 07/15/40	35,932,319
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 1.17%, due 07/15/21	9,000,000
20,632,993	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 2.25%, due 12/10/43	15,301,221
4,303,145	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 1.67%, due 12/21/37	2,879,745
987,020	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 1.71%, due 09/21/36	931,654
3,451,784	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.67%, due 03/21/37	2,968,534
11,900,000	Mound Financing Plc, Series 5A, Class 2A, 144A, 3 mo. LIBOR + .04%, 1.28%, due 05/08/16	11,215,750
6,591,686	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.45%, due 05/15/34	6,088,279
11,548,800	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 1.35%, due 11/15/38	6,800,857
7,116,161	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 2.10%, due 09/15/39	6,209,420
36,200,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.32%, due 02/12/16	31,638,800
3,270,000	Permanent Financing Plc, Series 4, Class 3A, 3 mo. LIBOR + .14%, 2.33%, due 03/10/24	3,264,016
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.20%, due 07/15/33	21,945,000
6,600,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.17%, due 10/15/33	5,399,790
305,268	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, 3 mo. LIBOR + .07%, 2.17%, due 06/12/25	304,505
	Total Residential Mortgage-Backed Securities (European)	245,038,526

See accompanying notes to the financial statements.

20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (United States) — 0.1%
722,302	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.77%, due 08/25/35	296,106
1,640,705	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.72%, due 07/25/30	1,065,433
3,677,125	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.73%, due 02/26/34	2,211,446
	Total Residential Mortgage-Backed Securities (United States)	3,572,985
	Student Loans — 5.0%
5,786,645	College Loan Corp. Trust, Series 04-1, Class A2, 3 mo. LIBOR + .11%, 1.27%, due 04/25/16	5,633,310
11,200,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.18%, due 04/25/22	10,934,560
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.41%, due 01/25/24	19,285,000
5,576,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.17%, due 01/25/23	5,415,411
5,081,092	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 1.25%, due 08/25/20	5,005,892
5,164,911	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 1.49%, due 06/25/21	5,108,614
2,873,584	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.52%, due 09/27/21	2,781,572
3,632,419	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.57%, due 06/20/15	3,498,020
10,525,936	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.61%, due 08/25/23	9,473,342
10,485,464	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.55%, due 08/26/19	9,646,627
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.61%, due 12/23/19	8,741,664
8,691,939	SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.12%, due 10/15/15	8,496,710
17,047,809	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 1.24%, due 04/27/20	15,589,795

See accompanying notes to the financial statements.

21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Student Loans — continued
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 1.23%, due 04/27/20	22,263,000
15,717,704	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 2.03%, due 09/15/22	13,202,872
25,300,000	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 1.16%, due 07/25/17	23,592,250
5,700,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 1.41%, due 01/25/19	5,090,100
11,100,000	SLM Student Loan Trust, Series 08-6, Class A3, 1 mo. LIBOR + .75%, 1.91%, due 01/25/19	9,967,453
	Total Student Loans	183,726,192
	Time Share — 0.1%
5,413,276	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.47%, due 02/20/20	4,596,210
	Trade Receivables — 0.2%
9,800,000	SSCE Funding LLC, Series 04-1A, Class A, 144A, 1 mo. LIBOR + .23%, 0.69%, due 11/15/10	9,310,000
	Total Asset-Backed Securities	3,528,379,547
	U.S. Government — 0.6%
22,005,152	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	21,701,432
	U.S. Government Agency — 1.3%
10,875,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.27%, due 02/01/27 (c)	9,636,230
13,500,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 1.90%, due 10/29/26 (c)	12,634,569
16,000,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 2.81%, due 02/01/25 (c)	14,857,330
783,852	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.85%, due 05/01/14 (c)	744,480
10,222,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 1.75%, due 07/01/23 (c)	9,570,360
	Total U.S. Government Agency	47,442,969
	TOTAL DEBT OBLIGATIONS (COST $4,891,212,004)	3,597,523,948

See accompanying notes to the financial statements.

22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.6%
	Money Market Funds — 2.6%
70,558,573	State Street Institutional Liquid Reserves Fund-Institutional Class	70,558,573
24,072,590	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,072,590
	TOTAL SHORT-TERM INVESTMENTS (COST $94,631,163)	94,631,163
	TOTAL INVESTMENTS — 100.4% (Cost $4,985,843,167)	3,692,155,111
	Other Assets and Liabilities (net) — (0.4%)	(15,407,319)
	TOTAL NET ASSETS — 100.0%	$3,676,747,792

See accompanying notes to the financial statements.

23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/ Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
3/10/09	EUR	20,000,000	$25,353,827	$2,114,173

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan	Receive	0.40%	17.76%	Eagle Creek	60,000,000	USD	$(14,465,887)
			Stanley				CDO
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	17.49%	MS Synthetic 2006-1	31,000,000	USD	(15,267,217)
										$(29,733,104)
								Premiums to (Pay) Receive		$—

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

As of February 28, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMAC - Residential Mortgage Acceptance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover receivable for collateral on swap contracts (Note 2).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

See accompanying notes to the financial statements.

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $4,985,843,167) (Note 2)	$3,692,155,111
Receivable for investments sold	1,542,580
Dividends and interest receivable	5,970,198
Unrealized appreciation on open forward currency contracts (Note 2)	2,114,173
Receivable for collateral on open swap contracts (Note 2)	7,530,000
Receivable for expenses reimbursed by Manager (Note 3)	119,397
Total assets	3,709,431,459
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	11,564
Payable for open swap contracts (Note 2)	29,733,104
Miscellaneous payable	2,537,983
Accrued expenses	401,016
Total liabilities	32,683,667
Net assets	$3,676,747,792
Net assets consist of:
Paid-in capital	$5,108,310,281
Distributions in excess of net investment income	(773,995)
Accumulated net realized loss	(109,481,464)
Net unrealized depreciation	(1,321,307,030)
$3,676,747,792
Net assets	$3,676,747,792
Shares outstanding:	215,076,521
Net asset value per share:	$17.10

See accompanying notes to the financial statements.

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Interest	$205,692,317
Dividends	3,164,329
Total investment income	208,856,646
Expenses:
Custodian, fund accounting agent and transfer agent fees	657,793
Audit and tax fees	93,128
Legal fees	449,083
Trustees fees and related expenses (Note 3)	113,853
Miscellaneous	68,039
Total expenses	1,381,896
Fees and expenses reimbursed by Manager (Note 3)	(1,089,446)
Expense reductions (Note 2)	(982)
Net expenses	291,468
Net investment income (loss)	208,565,178
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(328,230,494)
Closed futures contracts	(1,147,405)
Closed swap contracts	(10,714,968)
Foreign currency, forward contracts and foreign currency related transactions	8,125,085
Net realized gain (loss)	(331,967,782)
Change in net unrealized appreciation (depreciation) on:
Investments	(815,344,049)
Open futures contracts	892,437
Open swap contracts	(12,328,122)
Foreign currency, forward contracts and foreign currency related transactions	3,375,172
Net unrealized gain (loss)	(823,404,562)
Net realized and unrealized gain (loss)	(1,155,372,344)
Net increase (decrease) in net assets resulting from operations	$(946,807,166)

See accompanying notes to the financial statements.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$208,565,178	$413,372,282
Net realized gain (loss)	(331,967,782)	(2,015,394)
Change in net unrealized appreciation (depreciation)	(823,404,562)	(512,996,708)
Net increase (decrease) in net assets from operations	(946,807,166)	(101,639,820)
Distributions to shareholders from:
Net investment income	(266,488,025)	(418,731,518)
Return of capital	(538,644,733)	—
	(805,132,758)	(418,731,518)
Net share transactions (Note 7):	(2,247,496,453)	1,588,185,799
Redemption fees (Notes 2 and 7):	4,769,406	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(2,242,727,047)	1,588,185,799
Total increase (decrease) in net assets	(3,994,666,971)	1,067,814,461
Net assets:
Beginning of period	7,671,414,763	6,603,600,302
End of period (including distributions in excess of net investment income of $773,995 and accumulated undistributed net investment income of $44,272,074, respectively)	$3,676,747,792	$7,671,414,763

See accompanying notes to the financial statements.

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$24.03		$25.66		$25.60	$25.33	$25.18
Income (loss) from investment operations:
Net investment income (loss)†	0.76		1.38		1.43	1.01	0.59
Net realized and unrealized gain (loss)	(4.41)		(1.64)		0.00 (a)	(0.03)	(0.09)
Total from investment operations	(3.65)		(0.26)		1.43	0.98	0.50
Less distributions to shareholders:
From net investment income	(1.06)		(1.37)		(1.37)	(0.71)	(0.34)
From net realized gains	—		—		—	—	(0.01)
From return of capital	(2.22)		—		—	—	—
Total distributions	(3.28)		(1.37)		(1.37)	(0.71)	(0.35)
Net asset value, end of period	$17.10		$24.03		$25.66	$25.60	$25.33
Total Return(b)	(15.97)%		(1.14)%		5.68%	3.89%	2.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,676,748		$7,671,415		$6,603,600	$4,480,312	$3,483,889
Net operating expenses to average daily net assets(c)	0.00	%(d)	0.00	%(d)	0.00%	0.00%	0.00%
Interest expense to average daily net assets	—		—		0.01%	0.02%	—
Total net expenses to average daily net assets	0.00	%(d)(e)	0.00	%(d)(e)	0.01%	0.02%	0.00	%(e)
Net investment income to average daily net assets	3.46%		5.41%		5.50%	3.96%	2.31%
Portfolio turnover rate	16%		27%		68%	45%	34%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.01%		0.02%	0.02%	0.02%
Redemption fees consisted of the following per share amounts:†	$0.02		—		—	—	—

(a)  Net realized and unrealized gain (loss) was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net operating expenses were less than 0.01% to average daily net assets.

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Total net expenses were less than 0.01% to average daily net assets.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to financial statements.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Short-Duration Collateral Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return comparable to that of the JPMorgan U.S. 3 Month Cash Index. The Fund seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility (although market changes may indirectly result in volatility). Fixed income securities in which the Fund invests (some of which may have been downgraded), include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). The Fund may invest a substantial portion of its assets in asset-backed securities including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use exchange-traded and over-the-counter ("OTC") derivatives, including swap contracts, futures contracts, options on futures, options on swaps (or "swaptions"), and other types of options, and forward currency contracts. The Fund's fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may hold fixed income securities whose ratings after they were acquired were reduced below investment grade.

The Fund directly invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund values debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 38.42% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued debt securities using indicative bids received from primary pricing sources. The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	116,332,595	2,114,173
Level 3 - Significant Unobservable Inputs	3,575,822,516	—
Total	$3,692,155,111	$2,114,173

*  Other financial instruments include forward currency contracts.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	(29,733,104)
Total	$—	$(29,733,104)

**  Other financial instruments include swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$1,370,228,960	$—
Accrued discounts/premiums	2,493,885	—
Realized gain (loss)	(274,070,194)	—
Change in unrealized appreciation/depreciation	(835,906,320)	(20,743,168)
Net purchases (sales)	(944,911,179)	—
Net transfers in and/or out of Level 3	4,257,987,364	(8,989,936)
Balance as of February 28, 2009	$3,575,822,516	$(29,733,104)

***  Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations.

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions as determined by the Trustees (or their delegates). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, foreign currency transactions, capital loss carryforwards, post-October capital and currency losses, differing treatment of accretion and amortization, and redemption in-kind transactions.

38

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$12,876,778	$259,672,791	$(272,549,569)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$266,488,025	$418,731,518
Tax return of capital	538,644,733	—
Total distributions	$805,132,758	$418,731,518

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital and currency losses of $39,640,884 and $28,599, respectively.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2011	$(29,576,884)
2/29/2012	(142,552)
2/28/2014	(614,650)
2/28/2015	(5,952,458)
2/29/2016	(1,158,601)
2/28/2017	(32,360,541)
Total	$(69,805,686)

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,984,449,263	$213,896	$(1,292,508,048)	$(1,292,294,152)

For the period ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $274,134,071.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity.

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 1.00% of the amount redeemed. Effective October 20, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the

41

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2009 (excluding fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $98,923 and $41,588, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$63,698,142	$58,009,447
Investments (non-U.S. Government securities)	835,992,382	3,083,572,090

42

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 66.99% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Each of the shareholders are other funds of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount
Shares sold	89,796,548	$2,127,502,850	333,248,563	$8,426,752,200
Shares issued to shareholders in reinvestment of distributions	1,977,373	46,978,867	16,958,629	418,731,518
Shares repurchased	(195,999,454)	(4,421,978,170)	(288,235,189)	(7,257,297,919)
Redemption fees	—	4,769,406	—	—
Net increase (decrease)	(104,225,533)	$(2,242,727,047)	61,972,003	$1,588,185,799

43

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

44

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.01%	$1,000.00	$852.80	$0.05
2) Hypothetical	0.01%	$1,000.00	$1,024.74	$0.05

*  Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $162,831,186 or if determined to be different, the qualified interest income of such year.

46

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 1.38% of distributions to shareholders declared from return of capital during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

47

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] Length of and Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

48

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] Length of and Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

49

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser

50

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser

51

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Collateral Share Fund returned -15.9% for the fiscal year ended February 28, 2009, compared to +3.5% for the JPMorgan U.S. 3 Month Cash Index. The Fund underperformed the benchmark during the fiscal year by 19.4%.

The underperformance stemmed from price declines in the collateral pool in which the Fund invests a substantial portion of its total assets, the GMO Short Duration Collateral Fund (SDCF). SDCF invests primarily in U.S. and foreign floating-rate fixed income securities — mainly asset-backed securities.

Because the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs. In addition to widening spreads, SDCF suffered credit downgrades during the year: SDCF had 123 downgraded securities, representing 27.4% of its market value from the beginning of the year. At fiscal year-end, 73% of the SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB, and 5% was rated below B.

With the extreme price volatility of asset-backed securities during the fiscal year, SDCF underperformed LIBOR by nearly 20%, directly contributing to the Fund's underperformance given its 99% exposure to SDCF during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Share Fund Class III Shares and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2009

Average Annual Total Returns
1 Year
Since Inception
Class III*
-17.58%
3/1/06
-4.96%
$12,000,000
$11,600,000
$11,200,000
$10,800,000
$10,400,000
$10,000,000
$9,600,000
$9,200,000
$8,800,000
$8,400,000
$8,000,000
3/1/06
$10,000,000
$11,539,270
$8,583,590
2006
2007
2008
2009
GMO Short-Duration Collateral Share Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   Class III performance information represents Class VI performance from March 1, 2006 to December 28, 2006 and Class III performance thereafter.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	97.8%
Short-Term Investments	2.6
Forward Currency Contracts	0.1
Swaps	(0.8)
Other	0.3
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

Industry Sector Summary**	% of Debt Obligations
Credit Cards	23.2%
Residential Asset-Backed Securities (United States)	13.6
Auto Financing	12.2
Residential Mortgage-Backed Securities (European)	6.8
Insured Auto Financing	6.8
CMBS	6.6
Business Loans	5.9
Student Loans	5.1
Residential Mortgage-Backed Securities (Australian)	4.0
Insured Other	2.0
Equipment Leases	1.9
Investment Grade Corporate Collateralized Debt Obligations	1.8
U.S. Government Agency	1.3
Rate Reduction Bonds	1.3
Bank Loan Collateralized Debt Obligations	1.2
CMBS Collateralized Debt Obligations	1.1
Insurance Premiums	0.9
Insured Credit Cards	0.8
Insured High Yield Collateralized Debt Obligations	0.7
U.S. Government	0.6
Insured Time Share	0.6
Insured Residential Mortgage-Backed Securities (United States)	0.5
Airlines	0.4
Trade Receivables	0.3
Insured Residential Asset-Backed Securities (United States)	0.1
Time Share	0.1
Insured Transportation	0.1
Residential Mortgage-Backed Securities (United States)	0.1
Collateralized Loan Obligations	0.0
Insured Business Loans	0.0
ABS Collateralized Debt Obligations	0.0
100.0%

**  The table above incorporates aggregate industry sector exposure associated with investments in GMO Short-Duration Collateral Fund.

1

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.6%
	Affiliated Issuers — 99.6%
1,565,351	GMO Short-Duration Collateral Fund	26,767,495
	TOTAL MUTUAL FUNDS (COST $33,412,424)	26,767,495
	SHORT-TERM INVESTMENTS — 0.6%
	Money Market Funds — 0.6%
157,534	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	157,534
	TOTAL SHORT-TERM INVESTMENTS (COST $157,534)	157,534
	TOTAL INVESTMENTS — 100.2% (Cost $33,569,958)	26,925,029
	Other Assets and Liabilities (net) — (0.2%)	(47,050)
	TOTAL NET ASSETS — 100.0%	$26,877,979

See accompanying notes to the financial statements.

2

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $157,534) (Note 2)	$157,534
Investments in affiliated issuers, at value (cost $33,412,424) (Notes 2 and 8)	26,767,495
Cash	1,303
Dividends receivable	23
Receivable for expenses reimbursed by Manager (Note 3)	5,370
Total assets	26,931,725
Liabilities:
Payable to affiliate for (Note 3):
Management fee	1,026
Shareholder service fee	3,077
Trustees and Chief Compliance Officer of GMO Trust fees	89
Miscellaneous payable	110
Accrued expenses	49,444
Total liabilities	53,746
Net assets	$26,877,979
Net assets consist of:
Paid-in capital	$38,382,878
Accumulated net realized loss	(4,859,970)
Net unrealized depreciation	(6,644,929)
$26,877,979
Net assets attributable to:
Class III shares	$26,877,979
Shares outstanding:
Class III	1,573,246
Net asset value per share:
Class III	$17.08

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$1,513,034
Dividends	466
Total investment income	1,513,500
Expenses:
Management fee (Note 3)	13,329
Shareholder service fee – Class III (Note 3)	39,987
Custodian, fund accounting agent and transfer agent fees	5,888
Audit and tax fees	35,403
Legal fees	399
Trustees fees and related expenses (Note 3)	555
Registration fees	1,656
Miscellaneous	2,956
Total expenses	100,173
Fees and expenses reimbursed by Manager (Note 3)	(46,121)
Net expenses	54,052
Net investment income (loss)	1,459,448
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(461,840)
Net realized gain (loss)	(461,840)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(5,988,117)
Net realized and unrealized gain (loss)	(6,449,957)
Net increase (decrease) in net assets resulting from operations	$(4,990,509)

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,459,448	$1,554,865
Net realized gain (loss)	(461,840)	(422,578)
Change in net unrealized appreciation (depreciation)	(5,988,117)	(877,706)
Net increase (decrease) in net assets from operations	(4,990,509)	254,581
Distributions to shareholders from:
Net investment income
Class III	(1,520,770)	(1,493,543)
Return of capital
Class III	(2,186,109)	—
	(3,706,879)	(1,493,543)
Net share transactions (Note 7):
Class III	24,925,353	(28,686,720)
Redemption fees (Notes 2 and 7):
Class III	12,814	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	24,938,167	(28,686,720)
Total increase (decrease) in net assets	16,240,779	(29,925,682)
Net assets:
Beginning of period	10,637,200	40,562,882
End of period (including accumulated undistributed net investment income of $0 and $61,322, respectively)	$26,877,979	$10,637,200

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008	2007(a)
Net asset value, beginning of period	$23.39	$25.05	$24.82
Income (loss) from investment operations:
Net investment income (loss)(b)†	1.17	1.07	(0.01)
Net realized and unrealized gain (loss)	(4.92)	(1.38)	0.24
Total from investment operations	(3.75)	(0.31)	0.23
Less distributions to shareholders:
From net investment income	(0.81)	(1.35)	—
Return of capital	(1.75)	—	—
Total distributions	(2.56)	(1.35)	—
Net asset value, end of period	$17.08	$23.39	$25.05
Total Return(c)	(15.90)%	(1.33)%	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$26,878	$10,637	$40,563
Net expenses to average daily net assets	0.20%	0.20%	0.21	%*
Net investment income to average daily net assets(b)	5.47%	4.25%	(0.21	)%*
Portfolio turnover rate	18%	127%	125	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.17%	0.15%	0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.01	—	—

(a)  Period from December 28, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Short-Duration Collateral Share Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return comparable to that of the JPMorgan U.S. 3 Month Cash Index. The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF") (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and cash equivalents. The Fund's investment objective and principal investment strategies are identical to those of SDCF. SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility. SDCF may invest a substantial portion of its assets in asset-backed securities, some of which have been downgraded.

The financial statements of SDCF should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of SDCF are not publicly available for direct purchase.

The Fund indirectly (through SDCF) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in

7

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of SDCF are generally valued at their net asset value.

Investments held by SDCF funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 38.26% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a

8

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	26,925,029	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$26,925,029	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs (which include Level 3 - Significant Unobservable Inputs) please refer to SDCF's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

9

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions as determined by the Trustees (or their delegates). All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$—	$17,629	$(17,629)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$1,520,770	$1,493,543
Tax return of capital	2,186,109	—
Total distributions	$3,706,879	$1,493,543

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

10

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2016	$(3,400,357)
2/28/2017	(862,157)
Total	$(4,262,514)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$34,167,414	$—	$(7,242,385)	$(7,242,385)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from SDCF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in SDCF (See Note 3).

11

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 1.00% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

12

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.05% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in SDCF, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.005%	0.000%	0.000%	0.005%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $555 and $181, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

13

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $30,353,197 and $4,650,600, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 83.88% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 86.93% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,190,692	$27,314,596	1,953,067	$49,066,088
Shares issued to shareholders in reinvestment of distributions	144,906	2,586,630	62,533	1,492,040
Shares repurchased	(217,211)	(4,975,873)	(3,180,036)	(79,244,848)
Redemption fees	—	12,814	—	—
Net increase (decrease)	1,118,387	$24,938,167	(1,164,436)	$(28,686,720)

14

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$10,677,894	$30,353,197	$4,650,600	$1,513,034	◆	$—	$26,767,495
Totals	$10,677,894	$30,353,197	$4,650,600	$1,513,034		$—	$26,767,495

◆  The Fund received total distributions in the amount of $4,676,073, of which $3,163,039 was a return of capital.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Share Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

16

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.21%	$1,000.00	$854.30	$0.97
2) Hypothetical	0.21%	$1,000.00	$1,023.75	$1.05

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $675,988 or if determined to be different, the qualified interest income of such year.

18

GMO Short Duration Collateral Share Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 1.38% of distributions to shareholders declared from return of capital during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

GMO Special Situations Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Special Situations Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Special Situations Fund's investment objectives are capital appreciation and capital preservation.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors.

The Class III shares of the Fund returned +19.5% for the fiscal year ended February 28, 2009, as compared to +1.3% for the Citigroup 3-Month Treasury Bill Index. During the fiscal year the Fund was exposed substantially to currencies through its investment in currency forwards.

Implementation was positive, driven by long positions in Japanese yen and Swiss francs.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Situations Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index As of February 28, 2009

$13,000,000
$12,600,000
$12,200,000
$11,800,000
$11,400,000
$11,000,000
$10,600,000
$10,200,000
$9,800,000
$9,400,000
2007
2008
2009
Average Annual Total Returns
1 Year
Since Inception
Class III*
19.47%
7/31/07
16.50%
Class VI
19.60%
7/31/07
16.61%
7/31/07
$10,000,000
$12,735,000
$10,364,000
GMO Special Situations Fund
Citigroup 3-Month Treasury Bill Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end please call 1-617-346-7646 (collect). Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

*   Class III performance information represents Class VI performance from July 31, 2007 to August 13, 2007 and Class III performance thereafter.

GMO Special Situations Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	83.4%
Debt Obligations	15.7
Swaps	0.4
Written Options	(1.4)
Other	1.9
100.0%

1

GMO Special Situations Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 15.7%
		Foreign Government Obligations — 9.6%
JPY	1,536,720,000	Japanese Government CPI Linked Bond, 1.10%, due 09/10/16 (a)	13,147,817
JPY	789,432,000	Japanese Government CPI Linked Bond, 1.00%, due 06/10/16 (a)	6,693,529
JPY	792,948,000	Japanese Government CPI Linked Bond, 0.80%, due 03/10/16 (a)	6,690,842
JPY	785,850,000	Japanese Government CPI Linked Bond, 0.80%, due 12/10/15 (a)	6,691,340
		Total Foreign Government Obligations	33,223,528
		U.S. Government — 6.1%
	21,647,340	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a)	21,356,443
		TOTAL DEBT OBLIGATIONS (COST $56,387,602)	54,579,971
		SHORT-TERM INVESTMENTS — 83.4%
		Money Market Funds — 5.0%
	17,245,583	State Street Institutional Treasury Money Market Fund-Institutional Class	17,245,583
		Other Short-Term Investments — 78.4%
	38,278,369	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	38,278,369
	234,000,000	U.S. Treasury Bill, 0.48%, due 09/24/09 (b)	233,357,202
		Total Other Short-Term Investments	271,635,571
		TOTAL SHORT-TERM INVESTMENTS (COST $288,133,027)	288,881,154
		TOTAL INVESTMENTS — 99.1% (Cost $344,520,629)	343,461,125
		Other Assets and Liabilities (net) — 0.9%	3,052,852
		TOTAL NET ASSETS — 100.0%	$346,513,977

See accompanying notes to the financial statements.

2

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Written Options

A summary of open written option contracts for the Fund at February 28, 2009 is as follows:

Notional Amount		Expiration Date	Description	Premiums	Market Value
Put	$13,000	2/25/2011	USD S&P 500 Index, Strike 625.00	$(1,125,800)	$(1,291,691)
Put	13,000	2/24/2012	USD S&P 500 Index, Strike 625.00	(1,410,240)	(1,602,552)
Put	13,000	2/25/2013	USD S&P 500 Index, Strike 625.00	(1,616,420)	(1,822,302)
				$(4,152,460)	$(4,716,545)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
100,000,000	USD	11/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$1,654,297
100,000,000	USD	11/25/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	2,386,313
							$4,040,610
						Premiums to (Pay) Receive	$103,299

#  (Pay) - Fund pays fixed rate and receives variable rate.
Receive - Fund receives fixed rate and pays variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
100,000,000	USD	8/12/2009	JP Morgan	1.00%	Return on Treasury
			Chase Bank		Coupon STRIP	$(1,868,383)
100,000,000	USD	8/19/2009	JP Morgan	1.00%	Return on Treasury
			Chase Bank		Principal STRIP	(918,444)
						$(2,786,827)
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

3

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  Rate shown represents yield-to-maturity.

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $344,520,629) (Note 2)	$343,461,125
Receivable for investments sold	4,152,460
Interest receivable	215,734
Interest receivable for open swap contracts	36,698
Receivable for open swap contracts (Note 2)	4,040,610
Receivable for collateral on open swap contracts (Note 2)	2,320,000
Receivable for expenses reimbursed by Manager (Note 3)	5,992
Total assets	354,232,619
Liabilities:
Payable to affiliate for (Note 3):
Management fee	98,464
Shareholder service fee	16,123
Trustees and Chief Compliance Officer of GMO Trust fees	1,141
Payable for open swap contracts (Note 2)	2,786,827
Written options outstanding, at value (premiums $4,152,460) (Note 2)	4,716,545
Accrued expenses	99,542
Total liabilities	7,718,642
Net assets	$346,513,977
Net assets attributable to:
Class III shares	$20,366,007
Class VI shares	$326,147,970
Shares outstanding:
Class III	799,729
Class VI	12,785,983
Net asset value per share:
Class III	$25.47
Class VI	$25.51

See accompanying notes to the financial statements.

5

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Interest	$8,298,816
Dividends	117,622
Total investment income	8,416,438
Expenses:
Management fee (Note 3)	2,099,073
Shareholder service fee – Class III (Note 3)	91,746
Shareholder service fee – Class VI (Note 3)	278,385
Custodian, fund accounting agent and transfer agent fees	78,604
Audit and tax fees	44,789
Legal fees	45,376
Trustees fees and related expenses (Note 3)	13,143
Miscellaneous	8,484
Total expenses	2,659,600
Fees and expenses reimbursed by Manager (Note 3)	(163,698)
Net expenses	2,495,902
Net investment income (loss)	5,920,536
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,112,609
Closed swap contracts	(66,601)
Foreign currency, forward contracts and foreign currency related transactions	93,964,689
Net realized gain (loss)	95,010,697
Change in net unrealized appreciation (depreciation) on:
Investments	(1,131,654)
Open swap contracts	1,357,082
Written options	(564,085)
Foreign currency, forward contracts and foreign currency related transactions	(7,718,831)
Net unrealized gain (loss)	(8,057,488)
Net realized and unrealized gain (loss)	86,953,209
Net increase (decrease) in net assets resulting from operations	$92,873,745

See accompanying notes to the financial statements.

6

GMO Special Situations Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Period from July 31, 2007 (commencement of operations) through February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,920,536	$8,357,568
Net realized gain (loss)	95,010,697	28,532,325
Change in net unrealized appreciation (depreciation)	(8,057,488)	7,783,956
Net increase (decrease) in net assets from operations	92,873,745	44,673,849
Net share transactions (Note 7):
Class III	(77,529,015)	85,973,660
Class VI	(350,165,495)	550,687,233
Increase (decrease) in net assets resulting from net share transactions	(427,694,510)	636,660,893
Total increase (decrease) in net assets	(334,820,765)	681,334,742
Net assets:
Beginning of period	681,334,742	—
End of period	$346,513,977	$681,334,742

See accompanying notes to the financial statements.

7

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28, 2009	Period from August 13, 2007 (commencement of operations) through February 29, 2008
Net asset value, beginning of period	$21.32	$20.09
Income (loss) from investment operations:
Net investment income (loss)†	0.26	0.31
Net realized and unrealized gain (loss)	3.89	0.92
Total from investment operations	4.15	1.23
Net asset value, end of period	$25.47	$21.32
Total Return(a)	19.47%	6.12	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$20,366	$88,204
Net expenses to average daily net assets	0.52%	0.53	%*
Net investment income to average daily net assets	1.20%	2.71	%*
Portfolio turnover rate	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%	0.05	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Special Situations Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28, 2009	Period from July 31, 2007 (commencement of operations) through February 29, 2008
Net asset value, beginning of period	$21.33	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.23	0.34
Net realized and unrealized gain (loss)	3.95	0.99
Total from investment operations	4.18	1.33
Net asset value, end of period	$25.51	$21.33
Total Return(a)	19.60%	6.65	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$326,148	$593,131
Net expenses to average daily net assets	0.43%	0.43	%*
Net investment income to average daily net assets	1.03%	2.84	%*
Portfolio turnover rate	62%	0	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%	0.05	%*

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period from July 31, 2007 (commencement of operations) through February 29, 2008.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

9

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Special Situations Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund's investment objectives are capital appreciation and capital preservation. The Fund seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. The Fund may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek "relative" return).

As of February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

10

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$271,635,571	$—
Level 2 - Other Significant Observable Inputs	71,825,554	4,040,610
Level 3 - Significant Unobservable Inputs	—	—
Total	$343,461,125	$4,040,610

*  Other financial instruments include swap agreements.

11

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(7,503,372)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(7,503,372)

**  Other financial instruments include swap agreements and written options.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

12

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

13

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the year ended February 28, 2009, the Fund's investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of year	$—	$—	$—	$—
Options written	(39,000)	(4,152,460)	—	—
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options sold	—	—	—	—
Outstanding, end of year	$(39,000)	$(4,152,460)	$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange

14

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

15

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer

16

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$344,520,629	$1,507,603	$(2,567,107)	$(1,059,504)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

17

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Distributions

Because the Fund has elected to be treated as a partnership for tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment

18

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.37% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.37% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $11,535 and $3,905, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

19

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$54,320,584	$33,460,425
Investments (non-U.S. Government securities)	35,297,448	—

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 86.09% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

20

GMO Special Situations Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Period from August 13, 2007, (commencement of operations) through February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	112,442	$2,461,097	4,137,904	$85,973,660
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(3,450,617)	(79,990,112)	—	—
Net increase (decrease)	(3,338,175)	$(77,529,015)	4,137,904	$85,973,660
	Year Ended February 28, 2009		Period from July 31, 2007, (commencement of operations) through February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	283,402	$6,515,930	30,240,773	$602,709,982
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(15,304,605)	(356,681,425)	(2,433,587)	(52,022,749)
Net increase (decrease)	(15,021,203)	$(350,165,495)	27,807,186	$550,687,233

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Situations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Situations Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

22

GMO Special Situations Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.52%	$1,000.00	$1,174.30	$2.80
2) Hypothetical	0.52%	$1,000.00	$1,022.22	$2.61
Class VI
1) Actual	0.43%	$1,000.00	$1,174.50	$2.32
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed International Equities Fund declined 46.7% for the fiscal year ended February 28, 2009, as compared to the 50.2% decline for the MSCI EAFE Index. On an after-tax basis, the Fund returned -47.1% compared to the benchmark's -50.3% return for the same period (calculated using the historical highest individual federal marginal income tax rates and not taking into account the impact of state and local taxes). Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in international equity securities throughout the period.

Sector selection contributed positively for the fiscal year. Underweight exposure to Financial Services stocks and overweight exposure to Health Care stocks were the top two sources of positive return. An overweight in Energy stocks also contributed positively, but was offset by overweight exposure to Materials stocks.

Stock selection was a negative factor for the fiscal year period. The portfolio benefited from positive selection within Consumer Staples, Health Care, and Consumer Discretionary stocks. However, poor selection within Financial Services and Industrial stocks outweighed these gains.

Country selection was a moderately positive factor for the year, primarily due to overweight exposure to Japan, which significantly outperformed the market. Last year's key source of contribution, emerging equities, was not a significant factor in performance relative to the benchmark for the period. The portfolio's exposure to emerging markets was reduced during the first half of the period, and the portfolio had no exposure to emerging equities after mid-August.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.9%
Short-Term Investments	4.3
Preferred Stocks	0.1
Rights and Warrants	0.0
Futures	(0.1)
Other	0.8
100.0%
Country Summary	% of Equity Investments
Japan	29.4%
United Kingdom	20.9
France	11.9
Switzerland	11.0
Germany	6.1
Italy	3.2
Canada	2.7
Hong Kong	2.6
Australia	2.2
Netherlands	2.2
Singapore	1.4
Sweden	1.2
Belgium	1.1
Spain	1.1
Finland	0.9
Denmark	0.6
Greece	0.6
Ireland	0.4
Norway	0.3
Austria	0.1
New Zealand	0.1
100.0%

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Health Care	20.3%
Energy	13.0
Consumer Discretionary	12.5
Consumer Staples	11.9
Financials	11.3
Telecommunication Services	7.3
Utilities	6.8
Materials	6.7
Industrials	5.9
Information Technology	4.3
100.0%

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 94.9%
	Australia — 2.1%
116,687	Australia and New Zealand Banking Group Ltd	977,374
62,291	National Australia Bank Ltd	699,689
123,622	Origin Energy Ltd	1,067,160
36,778	QBE Insurance Group Ltd	441,726
100,337	Santos Ltd	986,448
313,061	Stockland (REIT)	536,220
75,951	TABCORP Holdings Ltd	307,768
301,138	Telstra Corp Ltd	678,668
88,814	Woodside Petroleum Ltd	2,021,351
51,116	Woolworths Ltd	849,378
	Total Australia	8,565,782
	Austria — 0.1%
18,071	OMV AG	470,761
	Belgium — 1.0%
16,534	Belgacom SA	538,167
8,420	Colruyt SA	1,908,854
3,339	Delhaize Group	192,785
133,416	Dexia	277,928
230,948	Fortis	380,532
18,737	KBC Groep NV	194,477
11,460	Solvay SA	648,551
	Total Belgium	4,141,294
	Canada — 2.6%
82,100	Bank of Montreal	1,825,663
34,400	Bank of Nova Scotia	776,312
14,600	Canadian Imperial Bank of Commerce	495,197
36,500	Canadian National Railway Co	1,172,292
21,800	Canadian Pacific Railway Ltd	616,884
22,800	Magna International Inc Class A	584,965

See accompanying notes to the financial statements.

3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — continued
46,700	National Bank of Canada	1,390,502
53,600	Petro-Canada	1,183,059
11,900	Potash Corp of Saskatchewan Inc	998,807
30,800	Royal Bank of Canada	748,574
55,700	Sun Life Financial Inc	871,708
	Total Canada	10,663,963
	Denmark — 0.6%
34,522	Novo-Nordisk A/S Class B	1,680,995
14,105	Vestas Wind Systems A/S *	614,186
	Total Denmark	2,295,181
	Finland — 0.9%
25,430	Fortum Oyj	436,753
122,939	Nokia Oyj	1,151,978
19,800	Rautaruukki Oyj	328,555
83,464	Sampo Oyj Class A	1,097,731
44,186	Tietoenator Oyj	550,987
	Total Finland	3,566,004
	France — 11.3%
29,738	Air France	270,202
15,708	Air Liquide SA	1,146,251
100,535	ArcelorMittal	1,926,927
76,966	BNP Paribas	2,492,558
3,285	Bongrain SA	165,702
23,689	Cap Gemini SA	678,894
8,940	Carrefour SA	298,846
17,481	Casino Guichard-Perrachon SA	1,079,998
18,338	Cie de Saint-Gobain	418,329
4,715	Dassault Systemes SA	163,401
35,628	Essilor International SA	1,229,597
1,804	Esso SAF	169,347
127,706	France Telecom SA	2,853,944

See accompanying notes to the financial statements.

4

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
94,851	GDF Suez	2,995,374
16,002	GDF Suez VVPR Strip *	20
18,507	Hermes International	1,562,797
10,797	L'Oreal SA	694,542
4,045	NYSE Euronext	67,040
4,196	Pernod-Ricard SA	228,476
25,445	Peugeot SA	432,982
33,163	Renault SA	476,197
238,470	Sanofi-Aventis	12,256,671
8,092	SES	148,214
55,121	Societe Generale	1,708,620
109,319	STMicroelectronics NV	480,406
4,196	Suez Environnement SA *	61,069
20	Suez SA VVPR Strip *	—
248,035	Total SA	11,653,068
4,609	Unibail-Rodamco (REIT)	578,611
9,335	Vallourec SA	726,585
	Total France	46,964,668
	Germany — 5.7%
37,213	Adidas AG	1,069,809
7,220	Allianz SE (Registered)	484,661
16,802	BASF AG	466,081
46,807	Bayerische Motoren Werke AG	1,157,798
6,648	Beiersdorf AG	275,350
14,600	Demag Cranes AG	284,269
84,031	Deutsche Post AG (Registered)	803,867
251,493	Deutsche Telekom AG (Registered)	3,041,258
37,427	E.ON AG	962,432
32,350	Fresenius Medical Care AG & Co	1,315,336
46,659	Gildemeister AG	271,099
36,072	Hannover Rueckversicherungs AG (Registered)	1,285,981
51,526	Heidelberger Druckmaschinen AG	212,904
30,835	K&S AG	1,372,577

See accompanying notes to the financial statements.

5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — continued
35,099	Kloeckner & Co AG	392,110
5,100	MTU Aero Engines Holding AG	130,844
5,582	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	680,207
28,935	Norddeutsche Affinerie AG	719,330
10,746	RWE AG	683,485
20,662	Salzgitter AG	1,276,129
145,541	SAP AG	4,675,455
37,543	SGL Carbon SE *	828,570
37,961	Suedzucker AG	672,365
29,502	ThyssenKrupp AG	520,931
	Total Germany	23,582,848
	Greece — 0.5%
46,621	National Bank of Greece SA	569,914
63,810	OPAP SA	1,640,489
	Total Greece	2,210,403
	Hong Kong — 2.4%
682,000	BOC Hong Kong Holdings Ltd	678,284
595,400	CLP Holdings Ltd	4,401,519
203,100	Esprit Holdings Ltd	1,093,779
99,500	Hang Seng Bank Ltd	1,100,672
461,500	Hong Kong Electric Holdings Ltd	2,845,385
	Total Hong Kong	10,119,639
	Ireland — 0.4%
80,660	CRH Plc	1,656,538
	Italy — 3.1%
142,819	Enel SPA	709,841
403,302	ENI SPA	8,049,740
223,415	Mediaset SPA	991,462
32,935	Snam Rete Gas SPA	163,193
647,350	Telecom Italia SPA	786,866

See accompanying notes to the financial statements.

6

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Italy — continued
1,117,630	Telecom Italia SPA-Di RISP	1,062,940
218,791	Terna SPA	679,562
259,230	UniCredit SPA	328,343
	Total Italy	12,771,947
	Japan — 27.9%
5,000	ABC-Mart Inc	109,453
7,460	Acom Co Ltd	182,506
107,400	Asahi Breweries Ltd	1,344,802
152,000	Asahi Kasei Corp	482,954
44,500	Astellas Pharma Inc	1,476,664
41,500	Bridgestone Corp	565,220
43,400	Canon Inc	1,095,289
47,500	Chubu Electric Power Co Inc	1,171,107
223,000	Cosmo Oil Co Ltd	618,102
15,700	Culture Convenience Club Co Ltd	108,328
594	CyberAgent Inc	270,037
83,650	Daiei Inc *	260,250
15,100	Daito Trust Construction Co Ltd	475,519
110,000	Daiwa Securities Group Inc	377,862
65,000	Daiwabo Co Ltd	145,605
7,100	Don Quijote Co Ltd	83,767
51,000	Dowa Holdings Co Ltd	157,206
37,200	Eisai Co Ltd	1,139,690
22,600	Electric Power Development Co Ltd	722,102
27,700	FamilyMart Co Ltd	934,441
39,600	Fast Retailing Co Ltd	3,977,822
443,000	Fuji Heavy Industries Ltd	1,411,553
49,000	Furukawa Electric Co Ltd (The)	127,038
229,000	GS Yuasa Corp	940,617
138,000	Hanwa Co Ltd	371,762
439,000	Hitachi Ltd	1,093,161
294,700	Honda Motor Co Ltd	7,047,101
48,300	Hosiden Corp	506,396

See accompanying notes to the financial statements.

7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
146	INPEX Corp	987,730
76,000	Iseki & Co Ltd *	172,626
43,000	Itochu Corp	192,809
59,600	JFE Holdings Inc	1,289,620
51,000	JGC Corp	581,250
192,000	Kajima Corp	401,355
31	Kakaku.com Inc	91,430
106,000	Kamigumi Co Ltd	679,173
24,000	Kansai Electric Power Co Inc	577,049
127,000	Kao Corp	2,413,531
216,000	Kawasaki Kisen Kaisha Ltd	679,054
6,200	Keyence Corp	1,170,182
44,000	Kirin Holdings Co Ltd	424,694
17,000	Kyudenko Corp	117,949
34,400	Kyushu Electric Power Co Inc	814,686
23,500	Lawson Inc	1,017,593
42,000	Leopalace21 Corp	233,319
193,000	Marubeni Corp	599,174
712,000	Mazda Motor Corp	899,541
47,500	Mitsubishi Chemical Holdings Corp	161,340
99,000	Mitsubishi Corp	1,231,706
336,000	Mitsubishi Heavy Industries Ltd	940,780
237,300	Mitsubishi UFJ Financial Group Inc	1,072,032
18,380	Mitsubishi UFJ Lease & Finance Co Ltd	319,857
346,000	Mitsui Mining & Smelting Co Ltd	487,452
177,000	Mitsui OSK Lines Ltd	897,157
1,030,300	Mizuho Financial Group Inc	1,941,899
24,100	Murata Manufacturing Co Ltd	915,007
33,000	Nagase & Co	260,321
60	Net One Systems Co Ltd	84,288
2,700	Nintendo Co Ltd	770,849
19,000	Nippon Corp	152,079
73,000	Nippon Meat Packers Inc	706,652
444,500	Nippon Mining Holdings Inc	1,543,811

See accompanying notes to the financial statements.

8

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
412,000	Nippon Oil Corp	1,963,522
25,900	Nippon Paper Group Inc	574,131
117,800	Nippon Telegraph & Telephone Corp	5,037,064
115,000	Nippon Yakin Koguo Co Ltd	221,415
360,000	Nippon Yusen KK	1,485,058
902,200	Nissan Motor Co	2,754,186
105,000	Nisshinbo Industries Inc	749,345
3,200	Nitori Co Ltd	169,444
2,786	NTT Docomo Inc	4,340,087
137,000	Obayashi Corp	576,004
145,000	OJI Paper Co Ltd	536,303
23,300	Ono Pharmaceutical Co Ltd	1,078,594
2,400	Oriental Land Co Ltd	157,462
29,960	ORIX Corp	608,611
557,000	Osaka Gas Co Ltd	1,991,554
180,000	Pacific Metals Co Ltd	689,477
58,000	Panasonic Corp	671,536
8,750	Point Inc	357,901
1,949	Rakuten Inc	1,002,897
117,800	Resona Holdings Inc	2,019,801
117,400	Ricoh Company Ltd	1,326,117
22,600	Ryohin Keikaku Co Ltd	795,225
7,600	Ryosan Co	166,092
45,900	Sankyo Co Ltd	2,059,966
138,400	Sega Sammy Holdings Inc	1,177,787
293,700	Seven & I Holdings Co Ltd	6,508,932
2,200	Shimamura Co Ltd	113,550
45,600	Shin-Etsu Chemical Co Ltd	2,030,186
19,000	Shionogi & Co Ltd	308,541
597,800	Sojitz Corp	671,802
79,800	SUMCO Corp	988,746
85,400	Sumitomo Corp	713,040
109,600	Sumitomo Electric Industries Ltd	851,657
712,000	Sumitomo Metal Industries Ltd	1,333,776

See accompanying notes to the financial statements.

9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
86,000	Sumitomo Metal Mining Co Ltd	858,438
185,000	Sumitomo Trust & Banking Co Ltd	611,012
270,000	Taisei Corp	478,019
43,000	Taisho Pharmaceutical Co Ltd	771,875
55,800	Takeda Pharmaceutical Co Ltd	2,253,752
16,200	Terumo Corp	496,468
7,300	Tohoku Electric Power Co Inc	170,915
23,900	Tokio Marine Holdings Inc	542,792
113,600	Tokyo Electric Power Co Inc (The)	3,206,933
345,000	Tokyo Gas Co Ltd	1,382,051
96,500	Tokyo Steel Manufacturing Co	948,739
97,000	TonenGeneral Sekiyu KK	916,554
33,000	Toyo Suisan Kaisha Ltd	780,997
43,100	Toyota Motor Corp	1,380,478
9,100	Unicharm Corp	594,507
129,000	UNY Co Ltd	943,458
8,290	USS Co Ltd	334,431
2,768	Yahoo Japan Corp	791,791
13,900	Yamaha Motor Co Ltd	118,422
	Total Japan	115,635,790
	Netherlands — 2.1%
426,101	Aegon NV	1,516,528
16,246	Boskalis Westminster	309,006
11,909	European Aeronautic Defense and Space Co NV	172,904
58,234	Heineken NV	1,554,890
411,806	ING Groep NV	1,861,482
67,353	Koninklijke Ahold NV	747,356
55,862	Koninklijke DSM NV	1,276,641
52,954	Reed Elsevier NV	588,362
42,526	Unilever NV	814,853
	Total Netherlands	8,842,022
	New Zealand — 0.1%
406,172	Telecom Corp of New Zealand	492,304

See accompanying notes to the financial statements.

10

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Norway — 0.3%
15,144	Frontline Ltd	313,882
56,474	StatoilHydro ASA	937,619
	Total Norway	1,251,501
	Singapore — 1.4%
331,000	Oversea-Chinese Banking Corp Ltd	945,641
693,000	SembCorp Marine Ltd	614,846
186,000	Singapore Exchange Ltd	536,194
89,000	Singapore Press Holdings Ltd	155,626
1,374,670	Singapore Telecommunications	2,163,501
193,000	United Overseas Bank Ltd	1,229,825
	Total Singapore	5,645,633
	Spain — 1.0%
47,135	Banco Popular Espanol SA	223,055
78,740	Banco Santander SA	481,015
25,020	Inditex SA	938,562
101,414	Repsol YPF SA	1,548,983
52,275	Telefonica SA	962,072
	Total Spain	4,153,687
	Sweden — 1.1%
64,400	Hennes & Mauritz AB Class B	2,388,865
89,103	Investor AB Class B	1,005,755
60,501	Nordea Bank AB	301,651
19,698	SKF AB Class B	164,199
58,100	Svenska Handelsbanken AB Class A	695,375
	Total Sweden	4,555,845
	Switzerland — 10.5%
3,565	Actelion Ltd (Registered) *	168,594
2,523	Bobst Group AG (Registered)	63,532
38,103	Ciba Holding AG *	1,605,743
51,153	Compagnie Financiere Richemont SA Class A	675,569
344,269	Nestle SA (Registered)	11,254,302

See accompanying notes to the financial statements.

11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Switzerland — continued
495,364	Novartis AG (Registered)	18,072,518
40,688	Roche Holding AG (Non Voting)	4,618,802
6,641	Swatch Group AG	738,714
597	Swisscom AG (Registered)	178,822
7,497	Syngenta AG (Registered)	1,602,690
25,174	Synthes Inc	2,921,324
163,477	UBS AG (Registered) *	1,530,788
	Total Switzerland	43,431,398
	United Kingdom — 19.8%
165,228	3i Group Plc	470,195
325,436	AstraZeneca Plc	10,320,162
13,069	Autonomy Corp Plc *	225,237
104,215	BAE Systems Plc	550,198
843,298	Barclays Plc	1,106,338
446,084	BG Group Plc	6,376,496
275,317	BP Plc	1,753,979
110,157	British American Tobacco Plc	2,815,652
442,283	BT Group Plc	565,043
111,818	Burberry Group Plc	407,992
76,340	Cable & Wireless Plc	149,397
195,670	Cadbury Plc	1,489,740
16,250	Capita Group Plc	153,341
162,463	Centrica Plc	624,785
49,061	Cobham Plc	134,663
405,010	Compass Group Plc	1,779,386
165,679	Diageo Plc	1,910,486
116,587	Drax Group Plc	861,301
1,722,106	DSG International Plc	495,292
1,232,786	GlaxoSmithKline Plc	18,697,419
386,361	Home Retail Group Plc	1,164,638
168,472	HSBC Holdings Plc	1,171,747
23,999	Imperial Tobacco Group Plc	574,583
1,526,182	Lloyds Banking Group Plc	1,252,811
71,343	Next Plc	1,183,077

See accompanying notes to the financial statements.

12

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
51,139	Reckitt Benckiser Group Plc	1,956,861
122,040	Reed Elsevier Plc	911,702
39,764	Rio Tinto Plc	1,015,061
2,819,904	Royal Bank of Scotland Group Plc	918,412
212,792	Royal Dutch Shell Group Class A (Amsterdam)	4,651,998
5,634	Royal Dutch Shell Plc A Shares (London)	123,691
118,362	Royal Dutch Shell Plc B Shares (London)	2,484,517
91,642	Scottish & Southern Energy Plc	1,493,350
55,486	Signet Jewelers Ltd	422,675
157,015	Smith & Nephew Plc	1,112,674
241,841	Tesco Plc	1,146,922
94,798	Travis Perkins Plc	439,262
119,452	Tullow Oil Plc	1,240,488
36,764	Unilever Plc	710,197
3,279,824	Vodafone Group Plc	5,811,492
253,927	William Hill Plc	853,077
251,559	Wolseley Plc	635,309
	Total United Kingdom	82,161,646
	TOTAL COMMON STOCKS (COST $597,027,262)	393,178,854
	PREFERRED STOCKS — 0.1%
	Germany — 0.1%
8,506	Volkswagen AG 5.36%	381,147
	TOTAL PREFERRED STOCKS (COST $227,450)	381,147
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
22,316	Cie de Saint-Gobain Warrants, Expires 03/06/09 *	32,818
	TOTAL RIGHTS AND WARRANTS (COST $67,411)	32,818

See accompanying notes to the financial statements.

13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.3%
2,994,567	Banco Santander Time Deposit, 0.33%, due 03/02/09	2,994,567
3,000,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.08%, due 03/02/09	3,000,000
2,433,944	BNP Paribas Time Deposit, 0.08%, due 03/02/09	2,433,944
209,502	Brown Brothers Harriman Time Deposit, 0.01% - 9.25%, due 03/02/09	209,502
2,993,466	Citibank Time Deposit, 0.05% - 2.29%, due 03/02/09	2,993,466
63,203	Hong Kong & Shanghai Banking Corp. Time Deposit, 0.01%, due 03/02/09	63,203
2,994,814	JPMorgan Chase Time Deposit, 0.09% - 0.33%, due 03/02/09	2,994,814
2,994,567	Societe Generale Time Deposit, 0.33%, due 03/02/09	2,994,567
	TOTAL SHORT-TERM INVESTMENTS (COST $17,684,063)	17,684,063
	TOTAL INVESTMENTS — 99.3% (Cost $615,006,186)	411,276,882
	Other Assets and Liabilities (net) — 0.7%	2,747,175
	TOTAL NET ASSETS — 100.0%	$414,024,057

See accompanying notes to the financial statements.

14

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
142	E-Mini MSCI EAFE	March 2009	$6,952,320	$(614,019)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $615,006,186) (Note 2)	$411,276,882
Foreign currency, at value (cost $813) (Note 2)	775
Receivable for investments sold	49,039
Receivable for Fund shares sold	15,331
Dividends receivable	1,398,255
Foreign taxes receivable	385,655
Receivable for collateral on open futures contracts (Note 2)	1,510,408
Receivable for expenses reimbursed by Manager (Note 3)	10,164
Total assets	414,646,509
Liabilities:
Payable for Fund shares repurchased	42,083
Payable to affiliate for (Note 3):
Management fee	172,270
Shareholder service fee	51,681
Trustees and Chief Compliance Officer of GMO Trust fees	1,677
Payable for variation margin on open futures contracts (Note 2)	64,568
Accrued expenses	290,173
Total liabilities	622,452
Net assets	$414,024,057
Net assets consist of:
Paid-in capital	$663,491,709
Accumulated undistributed net investment income	1,553,637
Distributions in excess of net realized gain	(46,340,420)
Net unrealized depreciation	(204,680,869)
$414,024,057
Net assets attributable to:
Class III shares	$414,024,057
Shares outstanding:
Class III	44,602,971
Net asset value per share:
Class III	$9.28

See accompanying notes to the financial statements.

16

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $2,913,093)	$28,867,554
Interest	497,234
Total investment income	29,364,788
Expenses:
Management fee (Note 3)	4,048,795
Shareholder service fee – Class III (Note 3)	1,173,082
Custodian and fund accounting agent fees	691,032
Transfer agent fees	31,854
Audit and tax fees	88,283
Legal fees	19,544
Trustees fees and related expenses (Note 3)	10,673
Registration fees	1,803
Miscellaneous	13,335
Total expenses	6,078,401
Fees and expenses reimbursed by Manager (Note 3)	(834,130)
Expense reductions (Note 2)	(6,342)
Net expenses	5,237,929
Net investment income (loss)	24,126,859
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(36,829,827)
Closed futures contracts	(3,820,004)
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $150) (Note 2)	(1,215,494)
Net realized gain (loss)	(41,865,325)
Change in net unrealized appreciation (depreciation) on:
Investments	(399,901,310)
Open futures contracts	(614,019)
Foreign currency, forward contracts and foreign currency related transactions	(853,074)
Net unrealized gain (loss)	(401,368,403)
Net realized and unrealized gain (loss)	(443,233,728)
Net increase (decrease) in net assets resulting from operations	$(419,106,869)

See accompanying notes to the financial statements.

17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$24,126,859	$28,116,487
Net realized gain (loss)	(41,865,325)	111,012,148
Change in net unrealized appreciation (depreciation)	(401,368,403)	(112,516,265)
Net increase (decrease) in net assets from operations	(419,106,869)	26,612,370
Distributions to shareholders from:
Net investment income
Class III	(24,318,799)	(31,165,537)
Net realized gains
Class III	(25,255,573)	(118,448,701)
	(49,574,372)	(149,614,238)
Net share transactions (Note 7):
Class III	(209,640,633)	110,083,703
Total increase (decrease) in net assets	(678,321,874)	(12,918,165)
Net assets:
Beginning of period	1,092,345,931	1,105,264,096
End of period (including accumulated undistributed net investment income of $1,553,637 and $2,816,425, respectively)	$414,024,057	$1,092,345,931

See accompanying notes to the financial statements.

18

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$18.73		$20.76		$18.31	$15.78	$13.19
Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.51		0.36	0.35	0.26
Net realized and unrealized gain (loss)	(8.92)		0.20	(a)	3.28	2.77	2.61
Total from investment operations	(8.44)		0.71		3.64	3.12	2.87
Less distributions to shareholders:
From net investment income	(0.49)		(0.57)		(0.40)	(0.31)	(0.28)
From net realized gains	(0.52)		(2.17)		(0.79)	(0.28)	—
Total distributions	(1.01)		(2.74)		(1.19)	(0.59)	(0.28)
Net asset value, end of period	$9.28		$18.73		$20.76	$18.31	$15.78
Total Return(b)	(46.71)%		2.28%		20.33%	20.04%	21.94%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$414,024		$1,092,346		$1,105,264	$829,583	$559,912
Net expenses to average daily net assets	0.67	%(c)	0.69	%(c)	0.69%	0.69%	0.69%
Net investment income to average daily net assets	3.09%		2.33%		1.83%	2.10%	1.91%
Portfolio turnover rate	67%		41%		34%	39%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.09%		0.08%	0.10%	0.16%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (after tax), which is computed by GMO by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. GMO uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those

20

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 87.45% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$49,194,159	$—
Level 2 - Other Significant Observable Inputs	362,082,723	—
Level 3 - Significant Unobservable Inputs*	—	—
Total	$411,276,882	$—

*  Represents the interest in bankrupt securities that have no value at February 28, 2009.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(614,019)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(614,019)

**  Other financial instruments include futures contracts.

21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$4,468,119	$—
Realized gain (loss)	224,850	—
Change in unrealized appreciation/depreciation	(1,094,014)	—
Net purchases (sales)	(3,598,955)	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$—	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures

22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a

23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. The Fund had no indexed securities outstanding at the end of the period.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2009, the Fund incurred $150 in CPMF tax, which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, passive foreign investment company transactions, foreign currency transactions, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$(1,070,848)	$1,070,848	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$24,411,318	$42,430,962
Net long-term capital gain	25,163,054	107,183,276
Total distributions	$49,574,372	$149,614,238

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$1,796,282

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $46,304,941.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$615,708,228	$12,394,749	$(216,826,095)	$(204,431,346)

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. Effective June 30, 2008, that fee is paid monthly at the annual rate of 0.50% of average daily net assets. For the period from March 1, 2008 through June 29, 2008, the management fee rate was 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $9,066 and $5,628, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $511,957,528 and $746,901,964, respectively.

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, the Fund had no shareholders individually holding more than 10% of the Fund's outstanding shares.

As of February 28, 2009, 0.97% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 0.16% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,751,313	$51,736,423	4,630,804	$96,384,502
Shares issued to shareholders in reinvestment of distributions	2,520,757	35,938,181	6,034,152	126,532,299
Shares repurchased	(19,981,045)	(297,315,237)	(5,588,860)	(112,833,098)
Net increase (decrease)	(13,708,975)	$(209,640,633)	5,076,096	$110,083,703

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.65%	$1,000.00	$571.20	$2.53
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $25,163,054 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $2,906,478 and recognized foreign source income of $31,780,647.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $278,947 or if determined to be different, the qualified interest income of such year.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Domestic Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Domestic Bond Fund returned -10.4% for the fiscal year ended February 28, 2009, as compared to the +5.7% return of the Barclays Capital U.S. Government Index (formerly Lehman Brothers U.S. Government Bond Index), the Fund's benchmark. The Fund underperformed the benchmark during the fiscal year by 16.1%.

The fiscal year's underperformance stemmed from price declines in the fund in which the Fund invests a substantial portion of its total assets, the GMO Short Duration Collateral Fund (SDCF). SDCF invests primarily in asset-backed securities. The position in SDCF collateralizes derivatives positions that seek to deliver the return of the Fund's benchmark, which has an approximate 5-year duration.

With the extreme price volatility of asset-backed securities during the fiscal year, SDCF underperformed LIBOR by nearly 20%, directly contributing to the Fund's underperformance given its 94% exposure to SDCF during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

GMO Domestic Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.3%
Short-Term Investments	5.5
Preferred Stocks	0.1
Forward Currency Contracts	0.0
Futures	(0.1)
Swaps	(0.3)
Other	0.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 19.7%
	Corporate Debt — 0.8%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	8,409,388
	U.S. Government — 17.5%
11,000,000	U.S. Treasury Bond, 3.50%, due 02/15/39	10,561,760
33,581,130	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	33,129,867
225,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	132,966,675
15,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23	8,022,450
	Total U.S. Government	184,680,752
	U.S. Government Agency — 1.4%
8,705,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.27%, due 02/01/27 (c)	7,713,415
3,000,000	Agency for International Development Floater (Support of Jamaica), 6 mo. LIBOR + 0.30%, 3.43%, due 12/01/14 (c)	2,937,424
660,310	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 1.25%, due 03/30/19 (c)	613,586
2,432,500	Agency for International Development Floater (Support of Sri Lanka), 6 mo. LIBOR + .20%, 4.22%, due 06/15/12 (c)	2,400,170
1,400,002	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12 (c)	1,343,847
	Total U.S. Government Agency	15,008,442
	TOTAL DEBT OBLIGATIONS (COST $222,374,193)	208,098,582
	PREFERRED STOCKS — 0.1%
	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00% (c)	720,000
	TOTAL PREFERRED STOCKS (COST $2,060,974)	720,000

See accompanying notes to the financial statements.

2

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 76.3%
	Affiliated Issuers — 76.3%
47,223,590	GMO Short-Duration Collateral Fund	807,523,384
1,483	GMO Special Purpose Holding Fund (c) (d)	1,082
	TOTAL MUTUAL FUNDS (COST $1,024,695,583)	807,524,466
	SHORT-TERM INVESTMENTS — 3.5%
	Money Market Funds — 3.5%
37,415,411	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	37,415,411
	TOTAL SHORT-TERM INVESTMENTS (COST $37,415,411)	37,415,411
	TOTAL INVESTMENTS — 99.6% (Cost $1,286,546,161)	1,053,758,459
	Other Assets and Liabilities (net) — 0.4%	4,496,442
	TOTAL NET ASSETS — 100.0%	$1,058,254,901

See accompanying notes to the financial statements.

3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
96	U.S. Long Bond (CBT)	March 2009	$11,962,500	$12,462
1,145	U.S. Treasury Note 2 Yr. (CBT)	June 2009	248,017,736	(146,558)
1,171	U.S. Treasury Note 5 Yr. (CBT)	June 2009	136,522,133	(342,005)
1,052	U.S. Treasury Note 10 Yr. (CBT)	June 2009	126,272,875	(1,071,593)
			$522,775,244	$(1,547,694)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
75,000,000	USD	12/20/2012	JP Morgan	(Pay)	0.89%	1.18%	Reference	N/A		$660,374
			Chase Bank				security
							within
							CDX index
194,456,914	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.73%	0.58%	Reference security within CDX index	194,456,914	USD	1,328,008
291,685,371	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.47%	0.58%	Reference security within CDX index	291,685,371	USD	(887,783)
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	7.84%	Health Care Properties	N/A		2,521,299
										$3,621,898
								Premiums to (Pay) Receive		$—

See accompanying notes to the financial statements.

4

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
134,000,000	USD	4/30/2011	JP Morgan Chase Bank	(Pay)	1.60%	3 month LIBOR	$497,418
151,500,000	USD	2/11/2012	Deutsche Bank	(Pay)	2.03%	3 month LIBOR	20,838
102,000,000	USD	2/11/2014	JP Morgan Chase Bank	Receive	2.60%	3 month LIBOR	(357,519)
165,000,000	USD	4/30/2014	JP Morgan Chase Bank	Receive	2.35%	3 month LIBOR	(3,272,592)
51,200,000	USD	2/11/2019	Deutsche Bank	Receive	3.25%	3 month LIBOR	(418,377)
63,000,000	USD	4/30/2019	JP Morgan Chase Bank	(Pay)	2.83%	3 month LIBOR	3,029,696
26,000,000	USD	2/11/2039	JP Morgan Chase Bank	(Pay)	3.42%	3 month LIBOR	216,329
							$(284,207)
					Premiums to (Pay) Receive		$—

#  (Pay) - Fund pays fixed rate and receives variable rate.
  Receive - Fund receives fixed rate and pays variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
300,000,000	USD	5/29/2009	JP Morgan	1 Month	Return on JP Morgan	$—
			Chase Bank	LIBOR - 0.12%	Treasury Index
$—
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  Underlying investment represents interests in defaulted securities.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $261,850,578) (Note 2)	$246,233,993
Investments in affiliated issuers, at value (cost $1,024,695,583) (Notes 2 and 8)	807,524,466
Receivable for investments sold	233,334
Interest receivable	442,338
Receivable for variation margin on open futures contracts (Note 2)	718,338
Interest receivable for open swap contracts	32,170
Receivable for open swap contracts (Note 2)	8,273,962
Receivable for expenses reimbursed by Manager (Note 3)	29,204
Total assets	1,063,487,805
Liabilities:
Payable for Fund shares repurchased	15,306
Payable to affiliate for (Note 3):
Management fee	81,650
Shareholder service fee	55,020
Trustees and Chief Compliance Officer of GMO Trust fees	3,463
Payable for open swap contracts (Note 2)	4,936,271
Accrued expenses	141,194
Total liabilities	5,232,904
Net assets	$1,058,254,901
Net assets consist of:
Paid-in capital	$1,239,292,333
Accumulated undistributed net investment income	4,003,688
Accumulated net realized gain	45,956,585
Net unrealized depreciation	(230,997,705)
$1,058,254,901
Net assets attributable to:
Class III shares	$337,523,544
Class VI shares	$720,731,357
Shares outstanding:
Class III	42,252,014
Class VI	90,176,286
Net asset value per share:
Class III	$7.99
Class VI	$7.99

See accompanying notes to the financial statements.

7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$58,497,360
Interest	2,070,726
Dividends	305,319
Total investment income	60,873,405
Expenses:
Management fee (Note 3)	1,187,642
Shareholder service fee – Class III (Note 3)	210,569
Shareholder service fee – Class VI (Note 3)	575,995
Custodian, fund accounting agent and transfer agent fees	153,000
Audit and tax fees	64,790
Legal fees	51,731
Trustees fees and related expenses (Note 3)	41,711
Registration fees	14,947
Miscellaneous	14,421
Total expenses	2,314,806
Fees and expenses reimbursed by Manager (Note 3)	(269,141)
Expense reductions (Note 2)	(424)
Net expenses	2,045,241
Net investment income (loss)	58,828,164
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(37,590)
Investments in affiliated issuers	(83,546,066)
Realized gains distributions from affiliated issuers (Note 8)	3,358
Closed futures contracts	112,873,936
Closed swap contracts	(21,272,198)
Net realized gain (loss)	8,021,440
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(13,623,455)
Investments in affiliated issuers	(178,747,988)
Open futures contracts	(5,920,166)
Open swap contracts	(688,647)
Net unrealized gain (loss)	(198,980,256)
Net realized and unrealized gain (loss)	(190,958,816)
Net increase (decrease) in net assets resulting from operations	$(132,130,652)

See accompanying notes to the financial statements.

8

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$58,828,164	$33,094,287
Net realized gain (loss)	8,021,440	32,296,684
Change in net unrealized appreciation (depreciation)	(198,980,256)	(37,260,108)
Net increase (decrease) in net assets from operations	(132,130,652)	28,130,863
Distributions to shareholders from:
Net investment income
Class III	(6,956,865)	(11,697,331)
Class VI	(53,135,218)	(41,858,762)
Total distributions from net investment income	(60,092,083)	(53,556,093)
Net realized gains
Class III	(313,474)	—
Class VI	(2,316,108)	—
Total distributions from net realized gains	(2,629,582)	—
	(62,721,665)	(53,556,093)
Net share transactions (Note 7):
Class III	215,412,245	55,468,188
Class VI	311,273,145	273,813,697
Increase (decrease) in net assets resulting from net share transactions	526,685,390	329,281,885
Redemption fees (Notes 2 and 7):
Class III	65,120	—
Class VI	544,931	—
Increase in net assets resulting from redemption fees	610,051	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	527,295,441	329,281,885
Total increase (decrease) in net assets	332,443,124	303,856,655
Net assets:
Beginning of period	725,811,777	421,955,122
End of period (including accumulated undistributed net investment income of $4,003,688 and $8,256,225, respectively)	$1,058,254,901	$725,811,777

See accompanying notes to the financial statements.

9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$9.47		$9.81		$9.81	$9.84	$10.07
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.39		0.42		0.43	0.13	0.16
Net realized and unrealized gain (loss)	(1.36)		(0.01)		0.06	0.16	0.04
Total from investment operations	(0.97)		0.41		0.49	0.29	0.20
Less distributions to shareholders:
From net investment income	(0.50)		(0.75)		(0.49)	(0.16)	(0.16)
From net realized gains	(0.01)		—		—	(0.16)	(0.27)
Return of capital	—		—		—	—	(0.00	)(b)
Total distributions	(0.51)		(0.75)		(0.49)	(0.32)	(0.43)
Net asset value, end of period	$7.99		$9.47		$9.81	$9.81	$9.84
Total Return(c)	(10.39)%		4.35%		5.09%	3.02%	2.02%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$337,524		$144,286		$94,159	$125,188	$736,300
Net expenses to average daily net assets(d)	0.26	%(e)	0.25	%(e)	0.25%	0.25%	0.25%
Net investment income to average daily net assets(a)	4.43%		4.28%		4.42%	1.30%	1.57%
Portfolio turnover rate	68%		22%		17%	24%	11%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.03%	0.02%	0.03%
Redemption fees consisted of the following per share amounts:†	$0.00	(f)	—		—	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Return of capital is less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$9.48		$9.82		$9.82	$9.93
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.44		0.57		0.48	0.24
Net realized and unrealized gain (loss)	(1.41)		(0.15)		0.02	(0.14	)(c)
Total from investment operations	(0.97)		0.42		0.50	0.10
Less distributions to shareholders:
From net investment income	(0.51)		(0.76)		(0.50)	(0.21)
From net realized gains	(0.01)		—		—	—
Total distributions	(0.52)		(0.76)		(0.50)	(0.21)
Net asset value, end of period	$7.99		$9.48		$9.82	$9.82
Total Return(d)	(10.40)%		4.42%		5.19%	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$720,731		$581,526		$327,796	$359,958
Net expenses to average daily net assets(e)	0.16	%(f)	0.16	%(f)	0.16%	0.16	%*
Net investment income to average daily net assets(b)	5.02%		5.87%		4.85%	2.38	%(g)
Portfolio turnover rate	68%		22%		17%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.03%	0.02	%*
Redemption fees consisted of the following per share amounts:†	$0.00	(h)	—		—	—

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

(h)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Barclays Capital U.S. Government Index (formerly Lehman Brothers U.S. Government Index). The Fund invests a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government); and derivatives (including synthetic debt instruments) whose value is related to U.S. investment-grade bonds. The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.

As of February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder servicing fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 29.31% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $3,358 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR rate. The Fund also considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$10,561,760	$12,462
Level 2 - Other Significant Observable Inputs	1,027,467,175	3,764,281
Level 3 - Significant Unobservable Inputs	15,729,524	4,509,681
Total	$1,053,758,459	$8,286,424

*  Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(1,560,156)
Level 2 - Other Significant Observable Inputs	—	(4,048,488)
Level 3 - Significant Unobservable Inputs	—	(887,783)
Total	$—	$(6,496,427)

**  Other financial instruments include futures contracts and swap agreements.

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$1,868	$—
Accrued discounts/premiums	(1,229)	—
Realized gain (loss)	(419,114)	—
Realized gain distributions received	2,565	—
Realized gain distributions paid	(3,358)	—
Change in unrealized appreciation/depreciation	(1,419,955)	1,951,301
Net purchases (sales)	(6,582,912)	—
Net transfers in and/or out of Level 3	24,151,659	1,670,597
Balance as of February 28, 2009	$15,729,524	$3,621,898

***  Other financial instruments include swap agreements.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, derivative contract transactions and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,988,618)	$44,573,670	$(41,585,052)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$60,092,083	$53,556,093
Net long-term capital gain	2,629,582	—
Total distributions	$62,721,665	$53,556,093

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$25,315,519
Undistributed net long-term capital gain	$40,052,087

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,303,114,454	$1,082	$(249,357,077)	$(249,355,995)

For the period ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $36,154,621.

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

21

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.96% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class's net assets on the share transaction date. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.10% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.004%	0.000%	0.000%	0.004%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $37,598 and $7,456, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$51,810,294	$6,311,303
Investments (non-U.S. Government securities)	1,428,357,615	778,114,634

23

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 75.00% of the shares outstanding of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 93.76% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	38,472,777	$321,100,621	30,453,972	$298,824,097
Shares issued to shareholders in reinvestment of distributions	765,227	6,493,461	765,476	7,192,263
Shares repurchased	(12,226,577)	(112,181,837)	(25,576,899)	(250,548,172)
Redemption fees	—	65,120	—	—
Net increase (decrease)	27,011,427	$215,477,365	5,642,549	$55,468,188

24

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	106,478,381	$970,656,989	26,087,987	$256,617,471
Shares issued to shareholders in reinvestment of distributions	3,251,921	28,578,791	4,455,602	41,858,762
Shares repurchased	(80,899,819)	(687,962,635)	(2,571,173)	(24,662,536)
Redemption fees	—	544,931	—	—
Net increase (decrease)	28,830,483	$311,818,076	27,972,416	$273,813,697

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$678,684,117	$1,228,030,102	$719,477,333	$58,497,360	◆	$—	$807,523,384
GMO Special Purpose Holding Fund	1,868	—	—	—		3,358	1,082
Totals	$678,685,985	$1,228,030,102	$719,477,333	$58,497,360		$3,358	$807,524,466

◆  The Fund received total distributions in the amount of $175,917,592, of which $117,420,232 was a return of capital.

9.  Subsequent event

On March 19, 2009, the Trustees approved GMO's plan to maximize the amount of cash distributed to shareholders that represents receipts on its portfolio holdings (including shares of the underlying funds) and from dispositions of those holdings. The plan was adopted in light of the requirements of Section 562 (b) of the Code and calls for the Fund to cease operations within 2 years. For purposes of meeting that timetable, the Fund may distribute securities (including shares of the underlying funds) in-kind.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees of the Trust approved a plan to cease operations of the Fund within 2 years (see Note 9).

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

26

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.27%	$1,000.00	$907.60	$1.28
2) Hypothetical	0.27%	$1,000.00	$1,023.46	$1.35
Class VI
1) Actual	0.17%	$1,000.00	$907.10	$0.80
2) Hypothetical	0.17%	$1,000.00	$1,023.95	$0.85

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $2,629,582 from long-term capital gains.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $29,475,811 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunity Overlay Fund returned -28.5% for the fiscal year ended February 28, 2009, as compared to +3.5% for the JPMorgan U.S. 3 Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by -32%. During this time, the overlay detracted about 12%, while collateral management detracted more than 19%. The Fund is comprised of overlay strategies involving investments in derivative transactions (largely interest-rate swaps and exchange-traded futures). These derivative transactions are backed by a collateral pool consisting of U.S. and foreign floating-rate fixed income securities — mainly asset-backed securities.

With the extreme price volatility of asset-backed securities during the fiscal year, the collateral assets underperformed LIBOR by nearly 20%, directly contributing to the Fund's underperformance.

While many model-based positions outperformed, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades drove overlay losses. The slope and volatility strategies added value during this time.

Based on GMO models, the duration of the Fund's investments at fiscal year-end was 0.2 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the JPMorgan U.S. 3 MonthCash Index As of February 28, 2009

Average Annual Total Returns
1 Year
Since Inception
11/22/04
-29.97%
-7.42%
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$12,046,290
11/22/04
$10,000,000
$7,193,200
2004
2005
2006
2007
2008
2009
GMO World Opportunity Overlay Fund
JPMorgan U.S. 3 Month Cash Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	84.7%
Options Purchased	9.9
Short-Term Investments	8.0
Swaps	(2.0)
Written Options	(3.7)
Other	3.1
100.0%
Industry Sector Summary	% of Debt Obligations
Credit Cards	18.2%
Residential Asset-Backed Securities (United States)	14.7
Auto Financing	14.0
U.S. Government	9.3
Insured Auto Financing	8.8
Residential Mortgage-Backed Securities (European)	6.0
CMBS	5.8
Business Loans	4.2
Student Loans	3.4
Investment Grade Corporate Collateralized Debt Obligations	2.9
Residential Mortgage-Backed Securities (Australian)	2.8
Equipment Leases	1.7
Insured Other	1.7
Bank Loan Collateralized Debt Obligations	1.4
Insurance Premiums	1.1
Insured Residential Asset-Backed Securities (United States)	0.9
CMBS Collateralized Debt Obligations	0.9
Insured Credit Cards	0.9
Insured Time Share	0.7
Insured Transportation	0.4
U.S. Government & Agencies	0.1
Insured Residential Mortgage-Backed Securities (United States)	0.1
Residential Mortgage-Backed Securities (United States)	0.0
100.0%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 84.7%
	Asset-Backed Securities — 76.7%
	Auto Financing — 11.8%
8,300,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	7,994,726
6,300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.86%, due 02/18/14	5,175,450
9,200,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 2.11%, due 08/15/13	7,052,624
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	3,288,870
6,100,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	3,965,000
6,800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.50%, due 02/15/12	6,129,928
1,800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.84%, due 07/15/12	1,350,540
11,890,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	7,134,000
3,900,000	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.52%, due 12/15/13	3,233,953
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.66%, due 04/15/15	7,183,125
11,800,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 06/17/13	11,192,536
7,010,886	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	6,309,798
9,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, 1 mo. LIBOR + .10%, 0.56%, due 09/15/11	6,300,000
2,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	1,340,000
7,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	5,040,000
11,800,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 11/15/12	10,812,458
	Total Auto Financing	93,503,008

See accompanying notes to the financial statements.

2

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Bank Loan Collateralized Debt Obligations — 1.2%
4,746,086	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.70%, due 06/20/25	4,510,264
5,360,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.68%, due 07/05/11	4,749,282
	Total Bank Loan Collateralized Debt Obligations	9,259,546
	Business Loans — 3.6%
1,649,619	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.84%, due 01/25/35	1,149,124
2,553,990	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.86%, due 01/25/36	1,632,511
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.77%, due 12/25/37	6,283,800
952,026	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.59%, due 08/22/16	815,886
1,687,625	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.70%, due 11/15/33	1,094,344
11,000,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.48%, due 07/20/12	7,893,551
2,216,462	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 02/25/30	1,063,902
1,609,758	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 09/25/30	772,684
3,393,942	Lehman Brothers Small Balance Commercial, Series 07-2A, Class 1A1, 144A, 1 mo. LIBOR + .12%, 0.59%, due 06/25/37	1,764,850
749,206	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 1.12%, due 10/25/37	584,381
2,700,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.32%, due 10/25/37	1,404,000
4,500,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.58%, due 02/25/13	3,860,550
	Total Business Loans	28,319,583
	CMBS — 4.9%
5,200,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.58%, due 07/15/44	3,791,840

See accompanying notes to the financial statements.

3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	CMBS — continued
11,700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.59%, due 12/15/20	8,645,130
5,200,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	4,771,089
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	3,153,072
963,232	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 11/05/21	798,881
6,300,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	5,538,094
561,431	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.54%, due 09/15/21	393,002
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	4,706,437
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	1,986,687
6,914,840	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.55%, due 09/15/21	4,840,388
	Total CMBS	38,624,620
	CMBS Collateralized Debt Obligations — 0.7%
6,780,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 2.05%, due 11/23/52	542,400
6,300,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.79%, due 08/26/30	2,835,000
6,700,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.80%, due 05/25/46	2,476,906
	Total CMBS Collateralized Debt Obligations	5,854,306
	Credit Cards — 15.4%
4,500,000	American Express Credit Account Master Trust, Series 04-4, Class A, 1 mo. LIBOR + .09%, 0.55%, due 03/15/12	4,430,003
8,100,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.50%, due 02/15/13	7,696,944
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.49%, due 12/15/13	3,755,149
7,200,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.46%, due 09/15/14	5,923,800

See accompanying notes to the financial statements.

4

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Credit Cards — continued
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.38%, due 06/16/14	4,049,096
8,900,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.47%, due 08/15/13	8,272,550
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.56%, due 03/17/14	7,401,375
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	5,298,293
9,200,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	8,310,360
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.52%, due 06/18/13	3,669,500
4,000,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.55%, due 06/16/15	2,976,250
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.49%, due 01/16/14	2,370,978
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.83%, due 10/16/13	3,588,000
5,700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.50%, due 03/15/13	5,275,236
4,500,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.47%, due 06/15/13	4,106,250
10,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.51%, due 04/15/13	9,240,750
4,600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 1.01%, due 07/15/13	3,832,375
14,500,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, 1 mo. LIBOR + .02%, 0.48%, due 12/16/13	13,688,906
4,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	3,375,500
13,900,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, 1 mo. LIBOR + .18%, 0.64%, due 03/15/13	13,630,896
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.59%, due 02/15/17	638,622
	Total Credit Cards	121,530,833

See accompanying notes to the financial statements.

5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Equipment Leases — 1.4%
4,100,000	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 1.06%, due 10/17/11	3,992,826
8,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.71%, due 06/14/11	7,249,500
	Total Equipment Leases	11,242,326
	Insurance Premiums — 1.0%
8,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 12/15/11	7,657,600
	Insured Auto Financing — 7.5%
4,700,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.59%, due 04/20/11	3,822,416
6,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.69%, due 03/20/12	3,988,320
3,529,785	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.53%, due 05/06/12	3,246,978
3,000,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.49%, due 10/06/13	2,010,900
6,911,187	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.48%, due 05/07/12	6,358,292
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.25%, due 06/06/14	1,473,363
6,000,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.95%, due 03/08/16	3,170,460
3,150,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	3,013,416
5,700,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.47%, due 07/15/13	4,545,807
9,900,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.48%, due 11/15/13	6,933,267
1,715,520	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.97%, due 04/16/12	1,596,754
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.72%, due 11/25/11	1,066,842
11,100,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 1.11%, due 10/15/14	7,559,433

See accompanying notes to the financial statements.

6

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	7,764,900
2,915,049	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	2,667,270
	Total Insured Auto Financing	59,218,418
	Insured Credit Cards — 0.7%
5,800,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, 1 mo. LIBOR + .12%, 0.58%, due 03/15/11	5,792,386
	Insured Other — 1.4%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	3,500,000
3,796,397	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 09/15/41	2,386,605
3,010,991	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 12/15/41	1,918,212
3,879,652	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.68%, due 01/05/14	2,459,699
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	943,276
	Total Insured Other	11,207,792
	Insured Residential Asset-Backed Securities (United States) — 0.8%
10,840,629	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	6,179,158
	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,287,386	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.66%, due 11/25/35	643,693
	Insured Time Share — 0.6%
1,156,472	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.65%, due 05/20/17	832,299
784,712	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.62%, due 05/20/18	594,577

See accompanying notes to the financial statements.

7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Time Share — continued
4,892,085	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.47%, due 09/20/19	3,000,095
	Total Insured Time Share	4,426,971
	Insured Transportation — 0.3%
5,649,786	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.64%, due 08/18/21	2,627,150
	Investment Grade Corporate Collateralized Debt Obligations — 2.4%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.83%, due 08/05/09	1,458,000
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 2.18%, due 12/20/09	2,214,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 2.28%, due 12/20/09	920,000
5,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, 3 mo. LIBOR + .40%, 1.63%, due 08/05/09	4,232,500
2,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 2.05%, due 03/20/10	776,000
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.93%, due 12/20/10	1,614,000
2,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.98%, due 03/20/10	975,000
5,300,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.82%, due 06/20/13	893,050
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 2.23%, due 08/01/11	5,154,300
4,500,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.95%, due 06/22/10	1,092,600
	Total Investment Grade Corporate Collateralized Debt Obligations	19,329,450
	Residential Asset-Backed Securities (United States) — 12.5%
3,012,033	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.52%, due 02/25/37	2,680,709
1,288,038	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.74%, due 09/25/35	785,703

See accompanying notes to the financial statements.

8

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
370,901	ACE Securities Corp., Series 05-SDI, Class A1, 1 mo. LIBOR + .40%, 0.87%, due 11/25/50	275,950
9,500,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.65%, due 10/25/36	2,280,000
4,500,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.57%, due 07/25/36	1,916,010
12,100,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 05/25/36	4,456,551
2,232,446	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.56%, due 06/25/36	1,489,555
1,079,191	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 09/25/35	121,290
2,207,399	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 06/25/36	154,518
2,700,000	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.64%, due 06/25/36	101,871
1,383,159	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 09/25/36	138,233
4,803,864	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.64%, due 12/25/36	361,491
2,963,095	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 11/25/36	1,549,136
11,400,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	2,871,375
10,800,000	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 09/25/36	4,428,000
2,879,869	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.66%, due 03/25/36	1,439,934
2,300,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	1,558,250
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.58%, due 10/25/36	2,357,100
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.62%, due 10/25/36	1,272,240
244,239	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.53%, due 11/25/36	225,799

See accompanying notes to the financial statements.

9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
8,395,571	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.69%, due 05/25/37	5,655,256
5,000,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 02/28/40	2,754,688
3,484,615	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.58%, due 11/25/36	2,265,000
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 11/25/36	1,080,000
2,889,265	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.63%, due 02/25/37	216,695
2,700,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.63%, due 06/25/36	1,836,540
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 12/25/36	676,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 11/25/36	3,880,800
8,212,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.61%, due 02/25/37	5,183,414
2,642,681	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.55%, due 03/25/37	2,423,338
1,168,038	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.58%, due 04/25/36	984,985
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 08/25/36	1,408,000
1,373,484	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.78%, due 01/20/35	843,834
568,954	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 01/20/35	353,551
6,800,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.59%, due 12/25/36	2,312,000
690,358	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.72%, due 10/25/35	535,027
4,500,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	1,800,000
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	715,500

See accompanying notes to the financial statements.

10

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
6,160,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 08/25/36	1,540,000
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.63%, due 10/25/36	821,500
1,421,296	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	156,343
3,272,122	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.75%, due 01/25/47	2,360,145
2,400,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 11/25/36	840,000
9,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.64%, due 09/25/36	3,993,750
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	3,392,594
2,609,992	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.73%, due 12/25/35	1,957,494
406,828	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.70%, due 04/25/35	370,214
6,600,000	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.58%, due 10/25/46	4,884,000
9,200,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 07/25/36	2,760,000
2,758,071	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.76%, due 10/25/36	2,516,740
711,647	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.73%, due 10/25/35	587,108
5,012,958	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 01/25/37	4,143,523
3,700,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/37	1,686,969
2,700,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.67%, due 01/25/36	945,000
1,191,979	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 11/25/35	190,717
	Total Residential Asset-Backed Securities (United States)	98,534,440

See accompanying notes to the financial statements.

11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — 2.4%
1,138,221	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.56%, due 01/10/35	996,296
3,011,603	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.20%, due 07/20/38	2,575,815
8,812,506	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 2.20%, due 03/14/36	7,159,015
3,403,231	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 2.31%, due 12/08/36	2,620,522
1,896,101	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.32%, due 05/10/36	1,643,314
4,927,140	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 1.32%, due 02/21/38	4,023,503
	Total Residential Mortgage-Backed Securities (Australian)	19,018,465
	Residential Mortgage-Backed Securities (European) — 5.1%
9,400,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.64%, due 09/20/66	8,542,720
5,800,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	4,682,340
872,957	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.42%, due 10/11/41	803,095
4,799,302	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.51%, due 12/20/54	3,109,947
9,349,325	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 2.25%, due 12/10/43	6,933,366
1,025,766	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.67%, due 03/21/37	882,159
3,386,250	Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 1.69%, due 09/21/37	2,865,478
2,400,000	Mound Financing Plc, Series 5A, Class 2A, 144A, 3 mo. LIBOR + .04%, 1.28%, due 05/08/16	2,262,000
3,039,157	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 1.35%, due 11/15/38	1,789,699
2,944,619	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 2.10%, due 09/15/39	2,569,415
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.20%, due 07/15/33	2,227,500

See accompanying notes to the financial statements.

12

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.17%, due 10/15/33	3,681,675
79,314	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, 3 mo. LIBOR + .07%, 2.17%, due 06/12/25	79,116
	Total Residential Mortgage-Backed Securities (European)	40,428,510
	Residential Mortgage-Backed Securities (United States) — 0.0%
494,464	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.72%, due 07/25/30	321,093
	Student Loans — 2.9%
1,392,508	College Loan Corp. Trust, Series 04-1, Class A2, 3 mo. LIBOR + .11%, 1.27%, due 04/25/16	1,355,610
5,904,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.17%, due 01/25/23	5,733,965
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.41%, due 01/25/24	2,945,000
933,262	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 1.25%, due 08/25/20	919,450
705,491	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.52%, due 09/27/21	682,901
1,287,858	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.57%, due 06/20/15	1,240,207
6,013,597	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.62%, due 02/25/26	5,238,023
677,107	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.61%, due 08/25/23	609,396
2,257,966	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.55%, due 08/26/19	2,077,328
2,194,359	SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.12%, due 10/15/15	2,145,071
	Total Student Loans	22,946,951
	Total Asset-Backed Securities	606,666,299

See accompanying notes to the financial statements.

13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Principal Amount		Description	Value ($)
		U.S. Government — 7.9%
	62,999,310	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	62,152,725
		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	785,416
		TOTAL DEBT OBLIGATIONS (COST $941,918,906)	669,604,440
		OPTIONS PURCHASED — 9.9%
		Currency Options — 3.8%
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	6,637,400
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	6,637,400
USD	700,000,000	USD Call/JPY Put, Expires 09/10/13, Strike 119.00	6,647,900
USD	700,000,000	USD Call/JPY Put, Expires 09/12/13, Strike 119.00	6,639,500
USD	350,000,000	USD Call/JPY Put, Expires 09/24/13, Strike 119.00	3,326,750
		Total Currency Options	29,888,950
		Options on Interest Rate Swaps — 4.2%
EUR	600,000,000	EUR Swaption Put, Expires 03/12/09, Strike 1.71%	428,246
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	2,800,713
EUR	500,000,000	EUR Swaption Call, Expires 02/23/10, Strike 1.00%	29,158
EUR	600,000,000	EUR Swaption Put, Expires 02/03/11, Strike 3.39%	7,391,236
GBP	75,000,000	GBP Swaption Call, Expires 05/06/09, Strike 3.79%	1,472,043
GBP	75,000,000	GBP Swaption Call, Expires 05/06/09, Strike 3.39%	254,682
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	1,474,820
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	368,620
GBP	14,000,000	GBP Swaption Put, Expires 03/03/11, Strike 5.03%	426,482
GBP	14,000,000	GBP Swaption Call, Expires 03/03/11, Strike 5.03%	1,314,842
GBP	28,000,000	GBP Swaption Put, Expires 03/14/11, Strike 4.96%	925,759
GBP	28,000,000	GBP Swaption Call, Expires 03/14/11, Strike 4.96%	2,464,775
GBP	35,000,000	GBP Swaption Call, Expires 03/21/11, Strike 4.92%	2,952,046
GBP	35,000,000	GBP Swaption Put, Expires 03/21/11, Strike 4.92%	1,219,029
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	3,171,776
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	3,166,720

See accompanying notes to the financial statements.

14

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares /Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	3,161,408
		Total Options on Interest Rate Swaps	33,022,355
		Options on Interest Rates — 1.9%
GBP	150,000,000	Floor on 3 Month GBP LIBOR Call, Expires 09/13/09, Strike 6.40%	6,645,131
GBP	150,000,000	Floor on 3 Month GBP LIBOR Call, Expires 09/13/09, Strike 5.40%	5,053,048
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	90,900
USD	300,000,000	USD 3 Month LIBOR Floor Call, Expires 04/15/10, Strike 2.64%	3,777,600
		Total Options on Interest Rates	15,566,679
		TOTAL OPTIONS PURCHASED (COST $51,279,221)	78,477,984
		SHORT-TERM INVESTMENTS — 8.0%
		Money Market Funds — 8.0%
	38,819,421	State Street Institutional Liquid Reserves Fund-Institutional Class	38,819,421
	24,072,590	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,072,590
		TOTAL SHORT-TERM INVESTMENTS (COST $62,892,011)	62,892,011
		TOTAL INVESTMENTS — 102.6% (Cost $1,056,090,138)	810,974,435
		Other Assets and Liabilities (net) — (2.6%)	(20,494,750)
		TOTAL NET ASSETS — 100.0%	$790,479,685

See accompanying notes to the financial statements.

15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)

February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Written Options

A summary of open written option contracts for the Fund at February 28, 2009 is as follows:

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	600,000,000	2/3/2011	EUR	Interest Rate Swaption,
				Strike 2.39%	$(1,787,928)	$(1,862,071)
Call	150,000,000	5/6/2009	GBP	Interest Rate Swaption, Strike 3.54%	(3,330,000)	(1,372,833)
Call	30,000,000	5/18/2009	GBP	Interest Rate Swaption, Strike 3.55%	(682,704)	(315,410)
Call	300,000,000	9/13/2009	GBP Floor on 3 Month GBP LIBOR,	Strike 5.90%	(1,167,900)	(11,698,179)
Put	300,000,000	4/14/2009	USD	Interest Rate Swaption, Strike 2.69%	(1,395,000)	(2,700)
Call	300,000,000	4/14/2009	USD	Interest Rate Swaption, Strike 2.69%	(1,395,000)	(3,710,700)
Call	55,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(3,025,000)	(5,946,985)
Put	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(4,599,000)
					$(19,383,532)	$(29,507,878)

See accompanying notes to the financial statements.

16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)

February 28, 2009

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	17.76%	Eagle	13,000,000	USD	$(3,134,275)
							Creek
							CDO
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	6.22%	Reference security within CDX index	N/A		6,354,725
97,228,457	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.58%	Reference security within CDX index	97,228,457	USD	589,446
252,793,989	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.58%	Reference security within CDX Index	252,793,989	USD	1,532,560
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	1.19%	Referenc security within CDX Index	N/A		(276,095)
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	17.49%	MS Synthetic 2006-1	7,000,000	USD	(3,447,436)
										$1,618,925
								Premiums to (Pay) Receive		$—

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

See accompanying notes to the financial statements.

17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)

February 28, 2009

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
55,000,000	USD11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(8,769,217)
65,000,000	USD5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(5,174,335)
105,000,000	USD8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(8,365,991)
153,000,000	AUD4/16/2023	Deutsche Bank AG	Receive	6.36%	6 month AUD BBSW	2,969,251
82,200,000	AUD4/17/2038	Deutsche Bank AG	(Pay)	4.34%	6 month AUD BBSW	(2,787,465)
25,000,000	GBP12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(3,264,671)
						$(25,392,428)
					Premiums to (Pay) Receive	$2,001,485

#  (Pay) - Fund pays fixed rate and receives variable rate.
  Receive - Fund receives fixed rate and pays variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
65,000,000	USD	3/11/2009	JP Morgan	2.65%	Return on Treasury
			Chase Bank		Coupon STRIP	$1,683,409
105,000,000	USD	3/11/2009	JP Morgan Chase Bank	2.65%	Return on Treasury Coupon STRIP	2,455,833
55,000,000	USD	4/20/2009	JP Morgan Chase Bank	2.35%	Return on Treasury Principal STRIP	3,689,076
25,000,000	GBP	5/8/2009	Barclays Bank PLC	1.72%	Return on United Kingdom Treasury 2046 Bonds	(134,369)
						$7,693,949
Premiums to (Pay) Receive							$—

See accompanying notes to the financial statements.

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)

February 28, 2009

As of February 28, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMAC - Residential Mortgage Acceptance Corp.

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover collateral requirements on open swap contracts (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar
See accompanying notes to the financial statements.

19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $1,056,090,138) (Note 2)	$810,974,435
Cash	29,321,429
Dividends and interest receivable	942,280
Interest receivable for open swap contracts	4,225,867
Receivable for open swap contracts (Note 2)	19,274,300
Receivable for expenses reimbursed by Manager (Note 3)	110,015
Total assets	864,848,326
Liabilities:
Payable for investments purchased	9,187,200
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	2,342
Payable for open swap contracts (Note 2)	35,353,854
Written options outstanding, at value (premiums $19,383,532) (Note 2)	29,507,878
Miscellaneous payable	146,504
Accrued expenses	170,863
Total liabilities	74,368,641
Net assets	$790,479,685
Shares outstanding:	43,086,310
Net asset value per share:	$18.35

See accompanying notes to the financial statements.

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Interest	$37,460,971
Dividends	877,947
Total investment income	38,338,918
Expenses:
Custodian, fund accounting agent and transfer agent fees	164,218
Audit and tax fees	111,345
Legal fees	239,364
Trustees fees and related expenses (Note 3)	22,090
Miscellaneous	14,303
Total expenses	551,320
Fees and expenses reimbursed by Manager (Note 3)	(492,100)
Net expenses	59,220
Net investment income (loss)	38,279,698
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(67,148,445)
Closed futures contracts	8,349,319
Closed swap contracts	(100,245,488)
Written options	(65,671,464)
Foreign currency, forward contracts and foreign currency related transactions	94,713
Net realized gain (loss)	(224,621,365)
Change in net unrealized appreciation (depreciation) on:
Investments	(142,109,350)
Open futures contracts	436,136
Open swap contracts	(9,609,116)
Written options	(9,731,267)
Foreign currency, forward contracts and foreign currency related transactions	178,438
Net unrealized gain (loss)	(160,835,159)
Net realized and unrealized gain (loss)	(385,456,524)
Net increase (decrease) in net assets resulting from operations	$(347,176,826)

See accompanying notes to the financial statements.

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$38,279,698	$84,404,733
Net realized gain (loss)	(224,621,365)	398,466
Change in net unrealized appreciation (depreciation)	(160,835,159)	(110,689,866)
Net increase (decrease) in net assets from operations	(347,176,826)	(25,886,667)
Net share transactions (Note 7):	(340,951,905)	(246,005,000)
Redemption fees (Notes 2 and 7):	432,682	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(340,519,223)	(246,005,000)
Total increase (decrease) in net assets	(687,696,049)	(271,891,667)
Net assets:
Beginning of period	1,478,175,734	1,750,067,401
End of period	$790,479,685	$1,478,175,734

See accompanying notes to the financial statements.

22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007		2006		2005(a)
Net asset value, beginning of period	$25.68		$25.99		$25.23		$25.17		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	0.76		1.41		1.36		0.96		0.15
Net realized and unrealized gain (loss)	(8.09)		(1.72)		(0.60)		(0.90)		0.02
Total from investment operations	(7.33)		(0.31)		0.76		0.06		0.17
Net asset value, end of period	$18.35		$25.68		$25.99		$25.23		$25.17
Total Return(b)	(28.54)%		(1.19)%		3.01%		0.24%		0.68	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$790,480		$1,478,176		$1,750,067		$1,012,277		$582,279
Net operating expenses to average daily net assets	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.01	%*
Interest expense to average daily net assets	—		0.07%		0.00	%(c)	—		—
Total net expenses to average daily net assets	0.00	%(c)	0.07%		0.00	%(c)	0.00	%(c)	0.01	%*
Net investment income to average daily net assets	3.19%		5.38%		5.36%		3.84%		2.21	%*
Portfolio turnover rate	59%		41%		93%		31%		8	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.02%		0.03%		0.03%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.01		—		—		—		—

(a)  Period from November 22, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to financial statements.

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO World Opportunity Overlay Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the JPMorgan U.S. 3 Month Cash Index. The Fund's investment program has two principal components. One component of the Fund's investment program involves the use of derivatives, primarily interest rate swap contracts and/or futures contracts, to seek to exploit misvaluations in world interest rates and to add value relative to the JPMorgan U.S. 3 Month Cash Index. The other component of the Fund's investment program involves making direct investments primarily in high quality U.S. and foreign adjustable rate fixed income securities with low volatility (although market changes may indirectly result in volatility), some of which have been downgraded. The Fund may also, from time to time, make tactical allocations to seek to add value to the Fund.

The Fund directly invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities. The Fund took temporary defensive measures during the last fiscal year.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in

24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund values debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 33.17% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	204,308,136	10,797,569
Level 3 - Significant Unobservable Inputs	606,666,299	8,476,731
Total	$810,974,435	$19,274,300

*  Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(58,003,926)
Level 3 - Significant Unobservable Inputs	—	(6,857,806)
Total	$—	$(64,861,732)

**  Other financial instruments include swap agreements and written options.

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$299,356,447	$—
Accrued discounts/premiums	637,276	—
Realized gain (loss)	(65,129,665)	—
Change in unrealized appreciation/depreciation	(169,771,875)	3,901,401
Net purchases (sales)	(241,424,258)	—
Net transfers in and/or out of Level 3	782,998,374	(2,282,476)
Balance as of February 28, 2009	$606,666,299	$1,618,925

***  Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable

27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the year ended February 28, 2009, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of year	$(120,000,000)	$(525,305)	$(540,000,000)	$(2,385,597)
Options written	(19,013,000,000)	(43,177,695)	(6,372,000,000)	(47,294,297)
Options exercised	16,832,000,000	26,759,335	1,908,000,000	17,479,820
Options bought back	805,997,600	589,805	2,052,000,000	15,374,110
Options expired	1,075,002,400	8,358,860	1,517,000,000	5,437,432
Outstanding, end of year	$(420,000,000)	$(7,995,000)	$(1,435,000,000)	$(11,388,532)

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange

29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,056,090,138	$34,377,259	$(279,492,962)	$(245,115,703)

For the year ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $43,434,360.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Distributions

Because the Fund has elected to be treated as a partnership for tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Fund to declare and pay distributions as determined by the Trustees (or their delegates).

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures will tend to cause the

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 1.00% of the amount redeemed. Effective October 20, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, through June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses

34

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $19,543 and $8,246, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$63,500,657	$—
Investments (non-U.S. Government securities)	611,716,892	1,065,684,662

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 55.18% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. The shareholder is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount
Shares sold	6,499,921	$163,700,000	53,723,671	$1,403,880,000
Shares repurchased	(20,970,764)	(504,651,905)	(63,507,548)	(1,649,885,000)
Redemption fees	—	432,682	—	—
Net increase (decrease)	(14,470,843)	$(340,519,223)	(9,783,877)	$(246,005,000)

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

37

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.01%	$1,000.00	$694.00	$0.04
2) Hypothetical	0.01%	$1,000.00	$1,024.74	$0.05

*  Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed U.S. Equities Fund declined 35.4% for the fiscal year ended February 28, 2009, as compared to the 43.5% decline for the Russell 3000 Index. On an after-tax basis (calculated using the historical highest individual federal marginal income tax rates and not taking into account the impact of state and local taxes), the Fund returned -35.6% compared to the benchmark's -43.7% return for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

The portfolio's outperformance for the fiscal year is attributed primarily to sector selection. The portfolio benefited from being underweight Financial Services stocks, the weakest sector for the period. Overweight exposure to Health Care and Consumer Staples stocks, which posted the strongest, albeit still negative, returns also benefited the portfolio.

Stock selection was also positive for the latest fiscal year. Strength was broad based, with selections within Energy, Consumer Discretionary, and Consumer Staples stocks all contributing positively. Overweight exposures to Wal-Mart, Johnson & Johnson, and Exxon Mobil were three of the portfolio's strongest contributors. Selection within Health Care, including overweight exposure to UnitedHealth Group and Zimmer Holdings, detracted from relative performance.

For the fiscal year, the performance of high quality stocks was the key factor in the portfolio's relative returns. These stocks significantly outperformed the market during the latter half of the period. Momentum also contributed positive returns for the year, as the strategy also picked up exposure to high quality stocks. Our intrinsic value strategy struggled in the sharply descending markets.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed U.S. Equities Fund Class III Shares and the Russell 3000 Index As of February 28, 2009

Average Annual Total Returns			
	1 Year	5 Year	10 Year
Class III	-35.43%	-6.07%	-1.69%

$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
2/28/99
$5,000,000
$4,217,345
$3,794,970
$3,507,610
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Tax-Managed U.S. Equities Fund
Russell 3000 Index
Russell 3000 + Index*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   Russell 3000 + Index represents the S&P 500 Index prior to 10/15/2007 and the Russell 3000 Index thereafter.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.2%
Short-Term Investments	1.9
Other	(0.1)
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	28.5%
Consumer Staples	25.4
Information Technology	19.0
Energy	13.4
Consumer Discretionary	4.8
Industrials	3.8
Financials	2.4
Telecommunication Services	1.8
Materials	0.5
Utilities	0.4
100.0%

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%
	Consumer Discretionary — 4.7%
200	Advance Auto Parts, Inc.	7,650
300	Apollo Group, Inc.-Class A *	21,750
100	AutoZone, Inc. *	14,223
600	Bed Bath & Beyond, Inc. *	12,780
200	Best Buy Co., Inc.	5,764
2,100	Coach, Inc. *	29,358
2,400	Comcast Corp.-Class A	31,344
300	DirecTV Group (The), Inc. *	5,982
200	Dollar Tree, Inc. *	7,764
500	Gap (The), Inc.	5,395
300	H&R Block, Inc.	5,730
200	Hasbro, Inc.	4,578
5,200	Home Depot, Inc.	108,628
200	ITT Educational Services, Inc. *	22,700
300	Johnson Controls, Inc.	3,414
200	Kohl's Corp. *	7,028
400	Leggett & Platt, Inc.	4,572
2,800	Lowe's Cos., Inc.	44,352
700	McDonald's Corp.	36,575
100	Nike, Inc.-Class B	4,153
100	Polo Ralph Lauren Corp.	3,447
300	Ross Stores, Inc.	8,856
100	Sherwin-Williams Co. (The)	4,595
1,500	Staples, Inc.	23,925
800	Target Corp.	22,648
300	Time Warner Cable, Inc.-Class A *	5,469
600	Time Warner, Inc.	4,578
500	TJX Cos. (The), Inc.	11,135
500	Urban Outfitters, Inc. *	8,320
200	Yum! Brands, Inc.	5,256
	Total Consumer Discretionary	481,969

See accompanying notes to the financial statements.

2

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — 24.9%
8,600	Altria Group, Inc.	132,784
400	Archer-Daniels-Midland Co.	10,664
400	Avon Products, Inc.	7,036
600	Campbell Soup Co.	16,062
200	Clorox Co.	9,720
8,300	Coca-Cola Co. (The)	339,055
1,500	Colgate-Palmolive Co.	90,270
300	Costco Wholesale Corp.	12,702
100	Energizer Holdings, Inc. *	4,219
800	Estee Lauder Cos. (The), Inc.-Class A	18,120
1,200	General Mills, Inc.	62,976
500	Hershey Co. (The)	16,845
600	HJ Heinz Co.	19,602
100	JM Smucker Co. (The)	3,712
800	Kellogg Co.	31,136
1,200	Kimberly-Clark Corp.	56,532
1,500	Kraft Foods, Inc.-Class A	34,170
400	Kroger Co. (The)	8,268
6,200	PepsiCo, Inc.	298,468
6,500	Philip Morris International, Inc.	217,555
6,100	Procter & Gamble Co. (The)	293,837
300	Supervalu, Inc.	4,683
500	Sysco Corp.	10,750
14,100	Wal-Mart Stores, Inc.	694,284
6,200	Walgreen Co.	147,932
	Total Consumer Staples	2,541,382
	Energy — 13.2%
200	Anadarko Petroleum Corp.	6,990
400	Apache Corp.	23,636
500	BJ Services Co.	4,835
200	Cabot Oil & Gas Corp.	4,074
700	Chesapeake Energy Corp.	10,948
6,800	Chevron Corp.	412,828
200	Cimarex Energy Co.	3,930

See accompanying notes to the financial statements.

3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — continued
2,274	ConocoPhillips	84,934
300	Devon Energy Corp.	13,101
300	EOG Resources, Inc.	15,012
8,900	Exxon Mobil Corp.	604,310
500	Halliburton Co.	8,155
200	Helmerich & Payne, Inc.	4,732
300	Hess Corp.	16,407
200	Murphy Oil Corp.	8,362
500	Nabors Industries Ltd. *	4,855
300	Newfield Exploration Co. *	5,799
200	Noble Corp.	4,918
200	Noble Energy, Inc.	9,108
700	Occidental Petroleum Corp.	36,309
300	Pioneer Natural Resources Co.	4,377
300	Plains Exploration & Production Co. *	5,742
400	Southwestern Energy Co. *	11,508
400	Spectra Energy Corp.	5,200
100	Sunoco, Inc.	3,345
189	Transocean Ltd. *	11,296
600	Valero Energy Corp.	11,628
300	XTO Energy, Inc.	9,498
	Total Energy	1,345,837
	Financials — 2.3%
400	Aflac, Inc.	6,704
1,100	Allstate Corp. (The)	18,513
3,508	Bank of America Corp.	13,857
600	BB&T Corp.	9,678
100	BlackRock, Inc.	9,681
1,100	Chubb Corp.	42,944
2,500	Citigroup, Inc.	3,750
200	First American Corp.	4,634
100	Goldman Sachs Group (The), Inc.	9,108
600	Hudson City Bancorp, Inc.	6,222
300	JPMorgan Chase & Co.	6,855

See accompanying notes to the financial statements.

4

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
800	Marsh & McLennan Cos., Inc.	14,344
300	MetLife, Inc.	5,538
300	Moody's Corp.	5,385
100	PNC Financial Services Group, Inc.	2,734
600	Progressive Corp. (The) *	6,942
200	Torchmark Corp.	4,120
1,100	Travelers Cos. (The), Inc.	39,765
300	Unum Group	3,054
800	US Bancorp	11,448
1,000	Wells Fargo & Co.	12,100
	Total Financials	237,376
	Health Care — 28.0%
3,600	Abbott Laboratories	170,424
500	AmerisourceBergen Corp.	15,880
5,900	Amgen, Inc. *	288,687
200	Baxter International, Inc.	10,182
100	Becton, Dickinson & Co.	6,189
300	Biogen Idec, Inc. *	13,812
1,800	Bristol-Myers Squibb Co.	33,138
400	Cardinal Health, Inc.	12,980
200	Celgene Corp. *	8,946
100	Cephalon, Inc. *	6,559
2,400	Coventry Health Care, Inc. *	27,648
200	Covidien Ltd.	6,334
4,600	Eli Lilly & Co.	135,148
400	Express Scripts, Inc. *	20,120
2,100	Forest Laboratories, Inc. *	45,024
100	Genentech, Inc. *	8,555
100	Genzyme Corp. *	6,093
1,700	Gilead Sciences, Inc. *	76,160
10,700	Johnson & Johnson	535,000
900	McKesson Corp.	36,918
3,400	Medtronic, Inc.	100,606

See accompanying notes to the financial statements.

5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
3,800	Merck & Co., Inc.	91,960
42,030	Pfizer, Inc.	517,389
100	Quest Diagnostics, Inc.	4,583
600	Schering-Plough Corp.	10,434
300	Stryker Corp.	10,101
12,021	UnitedHealth Group, Inc.	236,213
200	Varian Medical Systems, Inc. *	6,102
200	Vertex Pharmaceuticals, Inc. *	6,046
1,900	WellPoint, Inc. *	64,448
6,100	Wyeth	249,002
2,600	Zimmer Holdings, Inc. *	91,052
	Total Health Care	2,851,733
	Industrials — 3.7%
1,400	3M Co.	63,644
500	Burlington Northern Santa Fe Corp.	29,385
600	CH Robinson Worldwide, Inc.	24,828
800	CSX Corp.	19,744
200	Danaher Corp.	10,152
300	Emerson Electric Co.	8,025
800	Fastenal Co.	24,096
100	FedEx Corp.	4,321
1,000	General Dynamics Corp.	43,820
500	General Electric Co.	4,255
200	Joy Global, Inc.	3,492
100	L-3 Communications Holdings, Inc.	6,765
100	Lockheed Martin Corp.	6,311
600	Norfolk Southern Corp.	19,032
200	Paccar, Inc.	5,014
200	Parker-Hannifin Corp.	6,674
200	Ryder System, Inc.	4,572
400	Tyco International Ltd.	8,020
600	Union Pacific Corp.	22,512
700	United Parcel Service, Inc.-Class B	28,826

See accompanying notes to the financial statements.

6

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
800	United Technologies Corp.	32,664
200	Waste Management, Inc.	5,400
	Total Industrials	381,552
	Information Technology — 18.7%
400	Altera Corp.	6,132
200	Automatic Data Processing, Inc.	6,830
18,700	Cisco Systems, Inc. *	272,459
300	Citrix Systems, Inc. *	6,174
3,000	Dell, Inc. *	25,590
4,761	eBay, Inc. *	51,752
200	Fiserv, Inc. *	6,524
210	Google, Inc.-Class A *	70,978
200	Hewlett-Packard Co.	5,806
1,700	International Business Machines Corp.	156,451
200	Intuit, Inc. *	4,558
100	MasterCard, Inc.-Class A	15,803
30,900	Microsoft Corp.	499,035
400	NetApp, Inc. *	5,376
23,900	Oracle Corp. *	371,406
11,300	Qualcomm, Inc.	377,759
600	Symantec Corp. *	8,298
100	Visa, Inc.-Class A	5,671
800	Western Union Co.	8,928
	Total Information Technology	1,905,530
	Materials — 0.5%
100	Air Products & Chemicals, Inc.	4,625
200	Monsanto Co.	15,254
400	Nucor Corp.	13,460
200	Owens-Illinois, Inc. *	3,084
100	Praxair, Inc.	5,675
200	Sigma-Aldrich Corp.	7,140
100	Vulcan Materials Co.	4,141
	Total Materials	53,379

See accompanying notes to the financial statements.

7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Telecommunication Services — 1.8%
3,863	AT&T, Inc.	91,824
3,242	Verizon Communications, Inc.	92,494
	Total Telecommunication Services	184,318
	Utilities — 0.4%
200	Dominion Resources, Inc./Virginia	6,036
100	Exelon Corp.	4,722
200	FirstEnergy Corp.	8,512
100	PG&E Corp.	3,822
400	Southern Co.	12,124
	Total Utilities	35,216
	TOTAL COMMON STOCKS (COST $12,435,103)	10,018,292
	SHORT-TERM INVESTMENTS — 1.9%
	Money Market Funds — 1.9%
195,160	State Street Institutional Treasury Money Market Fund-Institutional Class	195,160
	TOTAL SHORT-TERM INVESTMENTS (COST $195,160)	195,160
	TOTAL INVESTMENTS — 100.1% (Cost $12,630,263)	10,213,452
	Other Assets and Liabilities (net) — (0.1%)	(14,726)
	TOTAL NET ASSETS — 100.0%	$10,198,726

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.

8

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $12,630,263) (Note 2)	$10,213,452
Dividends receivable	43,200
Receivable for expenses reimbursed by Manager (Note 3)	7,987
Total assets	10,264,639
Liabilities:
Payable to affiliate for (Note 3):
Management fee	2,844
Shareholder service fee	1,293
Trustees and Chief Compliance Officer of GMO Trust fees	84
Accrued expenses	61,692
Total liabilities	65,913
Net assets	$10,198,726
Net assets consist of:
Paid-in capital	$31,673,509
Accumulated undistributed net investment income	39,439
Accumulated net realized loss	(19,097,411)
Net unrealized depreciation	(2,416,811)
$10,198,726
Net assets attributable to:
Class III shares	$10,198,726
Shares outstanding:
Class III	1,317,950
Net asset value per share:
Class III	$7.74

See accompanying notes to the financial statements.

9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $63)	$1,221,264
Interest	1,927
Total investment income	1,223,191
Expenses:
Management fee (Note 3)	198,196
Shareholder service fee – Class III (Note 3)	90,089
Custodian, fund accounting agent and transfer agent fees	38,362
Audit and tax fees	56,945
Legal fees	1,605
Trustees fees and related expenses (Note 3)	720
Registration fees	1,730
Miscellaneous	3,240
Total expenses	390,887
Fees and expenses reimbursed by Manager (Note 3)	(101,441)
Expense reductions (Note 2)	(31)
Net expenses	289,415
Net investment income (loss)	933,776
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(20,369,888)
Closed futures contracts	(429,455)
Net realized gain (loss)	(20,799,343)
Change in net unrealized appreciation (depreciation) on investments	(2,169,581)
Net realized and unrealized gain (loss)	(22,968,924)
Net increase (decrease) in net assets resulting from operations	$(22,035,148)

See accompanying notes to the financial statements.

10

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$933,776	$1,718,647
Net realized gain (loss)	(20,799,343)	6,085,509
Change in net unrealized appreciation (depreciation)	(2,169,581)	(13,115,568)
Net increase (decrease) in net assets from operations	(22,035,148)	(5,311,412)
Distributions to shareholders from:
Net investment income
Class III	(1,107,627)	(1,800,557)
Net realized gains
Class III	—	(1,256,863)
	(1,107,627)	(3,057,420)
Net share transactions (Note 7):
Class III	(55,344,097)	(19,670,155)
Total increase (decrease) in net assets	(78,486,872)	(28,038,987)
Net assets:
Beginning of period	88,685,598	116,724,585
End of period (including accumulated undistributed net investment income of $39,439 and $213,290, respectively)	$10,198,726	$88,685,598

See accompanying notes to the financial statements.

11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$12.21		$13.48		$12.83	$12.14	$11.58
Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.21		0.19	0.20	0.16
Net realized and unrealized gain (loss)	(4.45)		(1.08)		0.64	0.69	0.54
Total from investment operations	(4.27)		(0.87)		0.83	0.89	0.70
Less distributions to shareholders:
From net investment income	(0.20)		(0.22)		(0.18)	(0.20)	(0.14)
From net realized gains	—		(0.18)		—	—	—
Total distributions	(0.20)		(0.40)		(0.18)	(0.20)	(0.14)
Net asset value, end of period	$7.74		$12.21		$13.48	$12.83	$12.14
Total Return(a)	(35.43)%		(6.78)%		6.53%	7.46%	6.12	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$10,199		$88,686		$116,725	$121,339	$81,374
Net expenses to average daily net assets	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.55%		1.55%		1.46%	1.65%	1.39%
Portfolio turnover rate	66%		62%		67%	62%	87%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.17%		0.12%		0.11%	0.08%	0.08%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The effect of losses in the amount of $15,989, resulting from compliance violations and the Manager's reimbursement of such losses, had no effect on the total return.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

12

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Tax-Managed U.S. Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its objective by outperforming the Russell 3000 Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, and in companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$10,018,292	$—
Level 2 - Other Significant Observable Inputs	195,160	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$10,213,452	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default

15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$—	$1,910,887	$(1,910,887)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$1,107,627	$1,811,810
Net long-term capital gain	—	1,245,610
Total distributions	$1,107,627	$3,057,420

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$39,439

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $10,340,010.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(8,413,466)
Total	$(8,413,466)

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$12,974,198	$273,027	$(3,033,773)	$(2,760,746)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

19

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $720 and $303, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $38,922,539 and $92,908,690, respectively.

20

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 92.65% of the outstanding shares of the Fund were held by five shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.28% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 17.26% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	147,299	$1,297,188	76,039	$1,022,306
Shares issued to shareholders in reinvestment of distributions	85,574	960,217	196,167	2,702,024
Shares repurchased	(6,181,090)	(57,601,502)	(1,667,621)	(23,394,485)
Net increase (decrease)	(5,948,217)	$(55,344,097)	(1,395,415)	$(19,670,155)

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

22

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$654.70	$1.97
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $22,416 or if determined to be different, the qualified interest income of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Small Companies Fund returned -51.3% for the fiscal year ended February 28, 2009, as compared to -53.2% for the S&P Developed ex-U.S. Small Cap Index (formerly S&P/Citigroup EMI World ex-U.S. Index). Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the period.

Stock selection subtracted 1.8% from returns for the fiscal year. Stock selection underperformed in Japan, Germany, and the emerging markets. Stock selection outperformed in the United Kingdom and Australia.

Country selection added 3.7% to performance for the fiscal year. The largest positive impact from country selection came from an underweight position in Australia, which added 0.8% to returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index (formerly the S&P/Citigroup EMI World ex-U.S. Index) As of February 28, 2009

$70,000,000
$65,000,000
$60,000,000
$55,000,000
$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/99
$9,950,000
$22,046,280
$13,075,680
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Foreign Small Companies Fund
S&P Developed ex-U.S. Small Cap Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	-51.82%	-0.73%	8.23%	n/a
Class IV	-51.78%	-0.68%	n/a	**6/14/02** 5.13%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. All information is unaudited. Performance for Class IV shares will vary due to different fees.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	92.5%
Short-Term Investments	5.2
Preferred Stocks	0.3
Rights and Warrants	0.0
Other	2.0
100.0%
Country Summary	% of Equity Investments
Japan	28.1%
United Kingdom	23.8
France	7.1
Switzerland	5.3
Germany	4.8
Italy	4.6
Canada	3.3
Finland	2.9
South Korea	2.6
Hong Kong	2.1
Netherlands	2.1
Sweden	2.0
Norway	1.9
Australia	1.8
Spain	1.6
Singapore	1.0
Taiwan	1.0
China	0.6
Belgium	0.5
Philippines	0.5
Brazil	0.4
Greece	0.4
Mexico	0.4
Thailand	0.3
Austria	0.2
Indonesia	0.2
Ireland	0.2
Malaysia	0.2
New Zealand	0.1
India	0.0
100.0%

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	21.1%
Consumer Discretionary	15.0
Financials	14.7
Information Technology	11.3
Consumer Staples	10.9
Health Care	9.4
Energy	6.7
Materials	6.3
Utilities	3.2
Telecommunication Services	1.4
100.0%

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 92.5%
	Australia — 1.7%
140,000	Aristocrat Leisure Ltd	327,108
235,814	Australian Vintage Ltd *	24,021
359,197	Consolidated Rutile Ltd	65,967
344,215	Fairfax Media Ltd (a)	165,081
232,073	Goodman Group	37,322
397,700	Insurance Australia Group Ltd	862,108
82,500	Insurance Australia Group Ltd (Placement Shares)	178,311
425,860	Iress Market Technology Ltd	1,418,795
322,000	Metcash Ltd	855,382
666,100	Tatts Group Ltd	1,206,298
133,600	West Australian Newspapers Holdings Ltd	383,566
	Total Australia	5,523,959
	Austria — 0.2%
17,607	Flughafen Wien AG	477,812
29,800	Wienerberger AG	239,983
	Total Austria	717,795
	Belgium — 0.5%
86,840	AGFA-Gevaert NV *	195,555
14,000	Bekaert NV	679,766
22,954	Omega Pharma SA	609,682
	Total Belgium	1,485,003
	Brazil — 0.4%
450,000	Cia Hering *	1,223,133
	Canada — 3.0%
199,800	Flint Energy Services Ltd *	783,683
350,800	Gammon Gold Inc *	2,757,428
93,900	ING Canada Inc	2,412,821
90,600	KAP Resources Ltd (a) (b) *	712
291,800	Kingsway Financial Services Inc	516,075

See accompanying notes to the financial statements.

3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — continued
246,000	Linamar Corp	645,842
96,000	Penn West Energy Trust	845,905
300,000	Precision Drilling Trust	870,146
45,000	TransCanada Corp	1,092,989
	Total Canada	9,925,601
	China — 0.5%
5,874,000	Uni-President China Holding Ltd *	1,787,214
	Finland — 2.7%
45,121	Atria Group Plc	457,137
143,072	Hk-Ruokatalo Oyj Class A	765,857
170,086	KCI Konecranes Oyj	2,754,586
68,383	Marimekko Oyj	699,063
139,129	Nokian Renkaat Oyj	1,638,807
100,000	Oriola-KD Oyj Class B	237,563
26,600	Outokumpu Oyj	269,096
65,000	Tietoenator Oyj	810,531
47,700	Uponor Oyj	480,889
144,205	YIT Oyj	864,463
	Total Finland	8,977,992
	France — 6.6%
116,288	Boursorama *	685,109
65,100	Cap Gemini SA	1,865,677
3,200	Casino Guichard-Perrachon SA	197,700
17,000	CNP Assurances	1,093,450
6,450	Damartex SA	87,016
73,000	Essilor International SA	2,519,382
45,267	Eurazeo	1,054,835
5,400	Gaumont SA	283,337
48,156	JC Decaux SA	613,019
46,712	Klepierre	944,889
3,075	Lisi	102,177

See accompanying notes to the financial statements.

4

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
34,866	Neopost SA	2,530,122
11,272	Societe BIC SA	549,379
44,600	Sodexo	2,040,809
171,872	TF1 SA	1,383,301
21,000	Thales SA	842,916
38,672	Virbac SA	2,757,761
71,141	Zodiac SA	2,143,874
	Total France	21,694,753
	Germany — 4.1%
13,164	Adidas AG	378,442
7,827	Axel Springer AG	529,704
119,755	Cat Oil AG *	309,529
24,800	Celesio AG	518,015
41,200	Commerzbank AG	142,059
170,300	Francotyp-Postalia Holdings AG	119,327
35,900	Fraport AG	1,086,982
18,900	Fresenius Medical Care AG & Co	768,465
108,500	Gagfah SA	328,939
83,100	Gerresheimer AG	1,761,421
21,515	Grenkeleasing AG	577,611
65,220	Heidelberger Druckmaschinen AG	269,488
523,600	Infineon Technologies AG *	317,625
10,900	MAN AG	438,745
55,446	Nemetschek AG	493,883
508,500	Patrizia Immobilien AG *	959,692
4,788	Puma AG Rudolf Dassler Sport	715,652
42,600	Rheinmetall AG	1,391,420
264,300	Symrise AG	2,424,674
	Total Germany	13,531,673
	Greece — 0.3%
57,645	Bank of Cyprus Public Co Ltd	118,644
75,000	Metka SA	538,531

See accompanying notes to the financial statements.

5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Greece — continued
64,600	Mytilineos Holdings SA	270,373
43,100	Piraeus Bank SA	208,982
	Total Greece	1,136,530
	Hong Kong — 1.9%
3,498,686	Hong Kong & Shanghai Hotels	2,093,866
1,801,307	Industrial & Commercial Bank of China	1,668,344
6,800,000	Ming An Holdings Co Ltd (The)	631,665
7,472,000	TPV Technology Ltd	1,927,338
	Total Hong Kong	6,321,213
	India — 0.0%
100,000	Welspun Gujarat Stahl Ltd	119,041
	Indonesia — 0.2%
1,600,000	United Tractors Tbk PT	703,625
	Ireland — 0.2%
40,500	DCC Plc	550,201
	Italy — 4.3%
255,300	Arnoldo Mondadori Editore SPA	766,322
77,000	Banco Popolare Scarl	293,621
112,900	Brembo SPA	422,001
128,900	Buzzi Unicem SPA	1,199,860
351,300	Campari	1,901,734
182,000	Credito Emiliano SPA	565,105
112,616	Finmeccanica SPA	1,435,113
212,016	Grouppo Editoriale L'Espresso	200,996
883,700	IFIL SPA	1,668,479
255,700	Indesit Company SPA	734,134
71,900	Italcementi SPA	640,775
192,742	Mediaset SPA	855,343
50,000	Saipem SPA	772,484

See accompanying notes to the financial statements.

6

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Italy — continued
1,408,664	Telecom Italia SPA-Di RISP	1,339,733
137,600	Unione di Banche Italiane ScpA	1,301,148
	Total Italy	14,096,848
	Japan — 26.1%
500,000	Capcom	9,491,787
1,400,000	Daicel Chemical Industries Ltd	4,866,615
400	EPS Co Ltd	1,626,241
247	Global One REIT Co Ltd	1,532,207
180,000	Hisamitsu Pharmaceutical Co Inc	5,436,079
275,000	Hitachi Chemical Co Ltd	2,747,455
250,000	Hitachi Transport System Ltd	2,279,183
430,000	Izumi Co Ltd	4,481,664
600,000	J-Oil Mills Inc	1,604,981
250	Japan Retail Fund Investment Corp REIT	809,228
175,000	K's Holdings Corp	2,091,463
540,000	Keiyo Bank Ltd (The)	2,479,744
225,000	KOSE Corp	4,662,649
117,000	Kyorin Co Ltd	1,448,318
375,000	Kyowa Exeo Corp	3,066,201
89,900	Mitsubishi UFJ Lease & Finance Co Ltd	1,564,480
380,000	Nabtesco Corp	2,319,729
535,000	NHK Spring Co Ltd	1,809,065
23,500	Obic Co Ltd	3,100,048
525,000	Rohto Pharmaceutical Co Ltd	5,564,261
550	Seven Bank Ltd	1,509,168
250,000	Shimachu Co Ltd	3,851,306
350,000	Shimadzu Corp	2,186,620
1,400,000	Snow Brand Milk Products Co Ltd	3,766,087
180,000	Sumitomo Rubber Industries	1,136,526
440,000	Toyo Suisan Kaisha Ltd	10,413,299
	Total Japan	85,844,404
	Malaysia — 0.2%
600,000	IJM Corp Berhad	593,527

See accompanying notes to the financial statements.

7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Mexico — 0.4%
2,405,600	Genomma Lab Internacional SA Class B *	1,262,032
	Netherlands — 1.9%
61,600	Imtech NV	781,356
55,600	Koninklijke DSM NV	1,270,653
77,756	Koninklijke Ten Cate NV	1,175,686
34,621	Randstad Holdings NV	502,308
126,600	SBM Offshore NV	1,656,250
236,300	SNS Reaal NV	877,529
	Total Netherlands	6,263,782
	New Zealand — 0.1%
413,300	Air New Zealand	168,934
	Norway — 1.8%
1,228,334	Ability Drilling ASA *	451,979
405,000	DNO International ASA *	246,802
3,283,000	Dockwise Ltd *	2,421,961
1,669,085	Prosafe Production Public Ltd *	2,708,861
	Total Norway	5,829,603
	Philippines — 0.5%
12,800,000	Aboitiz Power Corp	1,088,512
5,100,000	Alliance Global Group Inc *	154,380
23,400,000	Pepsi-Cola Products Philippines Inc	409,008
	Total Philippines	1,651,900
	Singapore — 1.0%
1,472,500	Anwell Technologies Ltd *	218,056
490,000	Banyan Tree Holdings Inc	122,836
3,039,000	Chemoil Energy Ltd	678,305
2,815,000	Financial One Corp	279,363
2,950,000	First Ship Lease Trust	652,231
2,522,000	LMA International NV *	199,446
934,000	People's Food Holdings Ltd	382,833

See accompanying notes to the financial statements.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Singapore — continued
1,703,000	Petra Foods Ltd	351,108
298,000	SembCorp Marine Ltd	264,393
	Total Singapore	3,148,571
	South Korea — 2.4%
92,823	Busan Bank	307,664
15,000	Cheil Industries Inc	355,879
227,549	Handsome Corp	1,148,042
2,978	Hite Brewery Co Ltd	262,118
49,900	Korea Electric Terminal Co	481,926
220,963	Kortek Corp	789,870
15,100	Nong Shim Co Ltd	2,229,376
13,580	Pulmuone Holdings Co Ltd	673,852
52,200	Samsung Card Co Ltd	896,694
12,307	Samsung Digital Imaging Co Ltd (a) *	125,060
27,393	Samsung Techwin Co Ltd	535,010
	Total South Korea	7,805,491
	Spain — 1.5%
50,000	Grifols SA	783,875
159,000	Mapfre SA	323,241
26,000	Red Electrica de Espana	1,042,750
22,000	Tecnicas Reunidas SA	611,036
96,592	Union Fenosa SA	2,176,911
	Total Spain	4,937,813
	Sweden — 1.8%
170,268	B&B Tools AB	1,044,641
145,555	Getinge AB Class B	1,679,395
301,100	SAAB AB Class B	2,072,916
2,322,000	Trigon Agri A/S *	1,282,577
	Total Sweden	6,079,529

See accompanying notes to the financial statements.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Switzerland — 4.9%
165,080	Bank Sarasin & Cie AG Class B (Registered)	3,483,240
7,500	Banque Cantonale Vaudoise	1,988,796
12,970	Geberit AG (Registered)	1,161,774
14,910	Helvetia Patria Holding (Registered)	2,283,181
2,083	Jelmoli Holding AG (Registered)	801,507
170,539	Kardex AG *	3,858,262
6,470	Swisscom AG (Registered)	1,937,983
4,394	Valora Holding AG	581,021
	Total Switzerland	16,095,764
	Taiwan — 0.9%
42,000	104 Corp	76,222
1,434,840	Advanced Semiconductor Engineering Inc	497,058
230,290	Catcher Technology Co Ltd	384,432
3,769,280	Gold Circuit Electronics Ltd	776,365
2,243,322	Tsann Kuen Enterprises Co Ltd	735,872
1,339,019	Yulon Motor Co Ltd	548,614
	Total Taiwan	3,018,563
	Thailand — 0.3%
9,520,000	Home Product Center Pcl (Foreign Registered) (a)	962,474
	United Kingdom — 22.1%
145,000	AMEC Plc	1,120,050
150,000	Amlin Plc	731,297
150,000	Aquarius Platinum Ltd	362,030
488,989	Balfour Beatty Plc	2,201,615
100,000	Berkeley Group Holdings Plc (Unit Shares) *	1,236,401
179,199	Bodycote Plc	300,640
142,613	Bovis Homes Group Plc	785,320
583,333	Brit Insurance Holdings Plc	1,573,745
438,800	British Airways Plc	851,758
200,000	Carillion Plc	625,523
250,400	Catlin Group Ltd	1,478,843
123,888	Chemring Group	3,853,122
468,000	Cobham Plc	1,284,570

See accompanying notes to the financial statements.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
242,000	Compass Group Plc	1,063,212
50,000	Connaught Plc	240,996
134	Consort Medical Plc	800
200,000	Davis Service Group (Ordinary)	653,468
84,828	De La Rue Plc	1,246,567
3,300,000	Dimension Data Holdings Plc	1,671,923
31,660	DS Smith Plc	31,215
11,400	Experian Plc	67,375
95,200	Filtrona Plc	155,873
1,253,000	Galliford Try Plc	706,396
135,027	Go-Ahead Group Plc	1,760,116
621,109	Group 4 Securicor Plc	1,641,870
1,128,160	Hays Plc	1,223,580
77,100	Hikma Pharmaceuticals Plc	412,664
86,000	Homeserve Plc	1,221,142
311,049	ICAP Plc	1,035,495
143,466	Inmarsat Plc	879,360
116,050	International Personal Finance Plc	186,256
725,000	John Wood Group Plc	1,994,240
115,000	Johnson Matthey Plc	1,596,917
104,929	Kazakhmys Plc	387,829
137,649	Kier Group Plc	1,763,751
97,000	Lamprell Plc	114,744
15,000	Lonmin Plc	214,931
544,498	Mitie Group Plc	1,369,977
207,142	N Brown Group	589,204
101,000	Next Plc	1,674,877
275,000	Northumbrian Water Group Plc	866,157
497,357	Pennon Group Plc	3,067,793
196,076	Petrofac Ltd	1,309,645
305,555	Playtech Ltd	1,574,145
57,500	Provident Financial Plc	669,295
472,187	PZ Cussons Plc	1,121,388
600,000	Qinetiq Group Plc	1,182,960
750,000	RM Plc	1,819,385

See accompanying notes to the financial statements.

11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
1,091,496	RSA Insurance Group Plc	2,134,023
1,000,000	Sage Group Plc	2,422,983
275,000	Savills Plc	1,137,725
22,000	Schroders Plc	228,362
195,858	Segro Plc	298,504
419,930	Serco Group Plc	2,311,085
90,000	Severn Trent (Ordinary Shares)	1,395,084
69,000	Shire Plc	818,040
110,288	Smith News Plc	91,307
23,796	Soco International Plc *	401,370
719,500	Spice Plc	400,581
250,000	Stagecoach Group Plc	411,191
307,600	Total Produce Plc	81,467
110,181	Travis Perkins Plc	510,541
601,129	TT Group Plc	186,315
151,104	Tullow Oil Plc	1,569,189
130,700	Ultra Electronics Holdings	2,051,419
221,206	United Business Media Ltd	1,304,367
59,135	Venture Production (Ordinary Shares)	429,189
235,661	VT Group Plc	1,648,131
177,097	WH Smith Plc	849,054
33,800	Wolseley Plc	85,361
	Total United Kingdom	72,685,748
	TOTAL COMMON STOCKS (COST $481,186,820)	304,142,716
	PREFERRED STOCKS — 0.3%
	Germany — 0.3%
554,574	ProSiebenSat.1 Media AG 91.24%	964,248
	Italy — 0.0%
8,500	Exor SPA *	36,304
	TOTAL PREFERRED STOCKS (COST $4,656,258)	1,000,552

See accompanying notes to the financial statements.

12

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Malaysia — 0.0%
70,000	IJM Land Berhad Warrants, Expires 09/11/13 *	3,399
	TOTAL RIGHTS AND WARRANTS (COST $1,435)	3,399
	SHORT-TERM INVESTMENTS — 5.2%
1,996,378	Banco Santander Time Deposit, 0.53%, due 03/02/09	1,996,378
67,434	Bank of Tokyo-Mitsubishi Time Deposit, 0.08%, due 03/02/09	67,434
2,000,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	2,000,000
2,000,000	Branch Banking & Trust Time Deposit, 0.13%, due 03/02/09	2,000,000
1,996,378	Citibank Time Deposit, 0.53%, due 03/02/09	1,996,378
2,000,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	2,000,000
1,140,783	JPMorgan Chase Time Deposit, 0.09%-0.53%, due 03/02/09	1,140,783
2,100,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	2,100,000
3,996,378	Societe Generale Time Deposit, 0.25%-0.53%, due 03/02/09	3,996,378
	TOTAL SHORT-TERM INVESTMENTS (COST $17,297,351)	17,297,351
	TOTAL INVESTMENTS — 98.0% (Cost $503,141,864)	322,444,018
	Other Assets and Liabilities (net) — 2.0%	6,418,173
	TOTAL NET ASSETS — 100.0%	$328,862,191

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

See accompanying notes to the financial statements.

13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $503,141,864) (Note 2)	$322,444,018
Cash	4,922,383
Foreign currency, at value (cost $697,105) (Note 2)	662,576
Receivable for investments sold	1,156,614
Dividends and interest receivable	737,078
Foreign taxes receivable	192,999
Receivable for expenses reimbursed by Manager (Note 3)	22,376
Miscellaneous receivable	1,024,735
Total assets	331,162,779
Liabilities:
Payable for investments purchased	948,509
Payable to affiliate for (Note 3):
Management fee	189,593
Shareholder service fee	33,043
Trustees and Chief Compliance Officer of GMO Trust fees	1,286
Miscellaneous payable	835,717
Accrued expenses	292,440
Total liabilities	2,300,588
Net assets	$328,862,191
Net assets consist of:
Paid-in capital	$596,428,078
Distributions in excess of net investment income	(2,263,216)
Distributions in excess of net realized gain	(84,418,562)
Net unrealized depreciation	(180,884,109)
$328,862,191
Net assets attributable to:
Class III shares	$185,297,727
Class IV shares	$143,564,464
Shares outstanding:
Class III	28,901,376
Class IV	22,361,691
Net asset value per share:
Class III	$6.41
Class IV	$6.42

See accompanying notes to the financial statements.

14

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $2,329,701)	$22,940,073
Securities lending income	1,272,055
Interest	985,697
Total investment income	25,197,825
Expenses:
Management fee (Note 3)	5,028,384
Shareholder service fee – Class III (Note 3)	373,554
Shareholder service fee – Class IV (Note 3)	469,305
Custodian and fund accounting agent fees	670,764
Transfer agent fees	41,646
Audit and tax fees	86,000
Legal fees	17,968
Trustees fees and related expenses (Note 3)	9,256
Registration fees	460
Miscellaneous	14,049
Total expenses	6,711,386
Fees and expenses reimbursed by Manager (Note 3)	(798,420)
Expense reductions (Note 2)	(25,053)
Net expenses	5,887,913
Net investment income (loss)	19,309,912
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(81,616,379)
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $139) (Note 2)	(2,867,183)
Net realized gain (loss)	(84,483,562)
Change in net unrealized appreciation (depreciation) on:
Investments	(363,978,849)
Foreign currency, forward contracts and foreign currency related transactions	(1,249,911)
Net unrealized gain (loss)	(365,228,760)
Net realized and unrealized gain (loss)	(449,712,322)
Net increase (decrease) in net assets resulting from operations	$(430,402,410)

See accompanying notes to the financial statements.

15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$19,309,912	$19,366,409
Net realized gain (loss)	(84,483,562)	177,097,003
Change in net unrealized appreciation (depreciation)	(365,228,760)	(210,550,516)
Net increase (decrease) in net assets from operations	(430,402,410)	(14,087,104)
Distributions to shareholders from:
Net investment income
Class III	(5,535,606)	(8,928,275)
Class IV	(7,364,331)	(16,347,910)
Total distributions from net investment income	(12,899,937)	(25,276,185)
Net realized gains
Class III	(17,878,843)	(71,469,472)
Class IV	(33,553,914)	(126,085,967)
Total distributions from net realized gains	(51,432,757)	(197,555,439)
Return of capital
Class III	(183,326)	—
Class IV	(243,890)	—
Total distributions from return of capital	(427,216)	—
	(64,759,910)	(222,831,624)
Net share transactions (Note 7):
Class III	18,176,575	46,586,423
Class IV	(199,947,721)	79,691,450
Increase (decrease) in net assets resulting from net share transactions	(181,771,146)	126,277,873
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	14	—
Class IV	27	—
Increase in net assets resulting from purchase premiums and redemption fees	41	—
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(181,771,105)	126,277,873
Total increase (decrease) in net assets	(676,933,425)	(110,640,855)
Net assets:
Beginning of period	1,005,795,616	1,116,436,471
End of period (including distributions in excess of net investment income of $2,263,216 and $7,212,762, respectively)	$328,862,191	$1,005,795,616

See accompanying notes to the financial statements.

16

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$14.63		$18.38		$17.98	$17.19	$14.79
Income (loss) from investment operations:
Net investment income (loss)†	0.30		0.31		0.28	0.26	0.26
Net realized and unrealized gain (loss)	(7.43)		(0.36)		4.51	3.19	3.76
Total from investment operations	(7.13)		(0.05)		4.79	3.45	4.02
Less distributions to shareholders:
From net investment income	(0.27)		(0.41)		(0.44)	(0.32)	(0.38)
From net realized gains	(0.81)		(3.29)		(3.95)	(2.34)	(1.24)
Return of capital	(0.01)		—		—	—	—
Total distributions	(1.09)		(3.70)		(4.39)	(2.66)	(1.62)
Net asset value, end of period	$6.41		$14.63		$18.38	$17.98	$17.19
Total Return(a)	(51.33)%		(1.96)%		29.94%	22.32%	28.40%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$185,298		$338,804		$375,565	$364,551	$426,758
Net expenses to average daily net assets	0.85	%(b)	0.86	%(b)	0.86%	0.85%	0.85%
Net investment income to average daily net assets	2.59%		1.69%		1.53%	1.52%	1.71%
Portfolio turnover rate	42%		42%		37%	40%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.09%		0.09%	0.09%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(c)	—		—	—	—

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$14.64		$18.39		$17.99	$17.20	$14.80
Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.31		0.28	0.26	0.26
Net realized and unrealized gain (loss)	(7.46)		(0.35)		4.52	3.20	3.76
Total from investment operations	(7.13)		(0.04)		4.80	3.46	4.02
Less distributions to shareholders:
From net investment income	(0.27)		(0.42)		(0.45)	(0.33)	(0.38)
From net realized gains	(0.81)		(3.29)		(3.95)	(2.34)	(1.24)
Return of capital	(0.01)		—		—	—	—
Total distributions	(1.09)		(3.71)		(4.40)	(2.67)	(1.62)
Net asset value, end of period	$6.42		$14.64		$18.39	$17.99	$17.20
Total Return(a)	(51.29)%		(1.91)%		30.00%	22.37%	28.44%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$143,564		$666,991		$740,872	$638,634	$567,048
Net expenses to average daily net assets	0.80	%(b)	0.81	%(b)	0.81%	0.80%	0.81%
Net investment income to average daily net assets	2.74%		1.70%		1.54%	1.55%	1.69%
Portfolio turnover rate	42%		42%		37%	40%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.09%		0.09%	0.09%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(c)	—		—	—	—

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index (formerly S&P/Citigroup EMI World ex-U.S. Index). The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and cash equivalents in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund's benchmark) generally will represent 10% or less of the Fund's total assets.

As of February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder servicing fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which

19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 88.58% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were subject to a fair value premium adjustment upon exceeding foreign ownership limitations. The Fund also considered certain bankrupt securities to be worthless. The Fund valued Fairfax Media Ltd at the subscription price of an entitlement offer. The Fund valued Samsung Digital Imaging Co Ltd at the exchange value of a corporate action adjusted by the movement in a representative index until the security began trading.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$29,885,714	$—
Level 2 - Other Significant Observable Inputs	291,304,977	—
Level 3 - Significant Unobservable Inputs	1,253,327	—
Total	$322,444,018	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$2,052,106	$—
Realized gain (loss)	169,674	—
Change in unrealized appreciation/depreciation	(1,270,503)	—
Net purchases (sales)	302,050	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$1,253,327	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and

21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. The Fund had no securities on loan at February 28, 2009.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2009, the Fund incurred $139 in CPMF tax, which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, losses on wash sale transactions, adjustments related to securities on loan, post-October capital and currency losses, foreign currency transactions and redemption-in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$(1,460,429)	$7,879,159	$(6,418,730)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$12,899,937	$68,579,611
Net long-term capital gain	51,432,757	154,252,013
	64,332,694	222,831,624
Tax return-of-capital	427,216	—
Total distribution	$64,759,910	$222,831,624

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital and currency losses of $81,517,073 and $1,563,263, respectively.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$505,680,465	$28,586,152	$(211,822,599)	$(183,236,447)

For the period ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $5,674,239.

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective January 15, 2009, the Fund instituted a premium on cash purchases and fee on cash redemptions of 0.50% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases and fee on cash redemptions were each 0.50% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class's net assets on the share transaction date. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.70% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust,

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $8,129 and $5,090, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $285,617,243 and $479,598,300, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 67.53% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers, and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,133,081	$54,843,370	8,563,923	$166,900,000
Shares issued to shareholders in reinvestment of distributions	2,299,029	23,448,063	4,631,692	78,154,241
Shares repurchased	(4,688,611)	(60,114,858)	(10,469,794)	(198,467,818)
Purchase Premiums	—	—	—	—
Redemption fees	—	14	—	—
Net increase (decrease)	5,743,499	$18,176,589	2,725,821	$46,586,423
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,619,129	$126,292,990
Shares issued to shareholders in reinvestment of distributions	3,578,937	39,283,862	8,449,525	140,398,460
Shares repurchased	(26,775,273)	(239,231,583)	(9,792,130)	(187,000,000)
Purchase Premiums	—	—	—	—
Redemption fees	—	27	—	—
Net increase (decrease)	(23,196,336)	$(199,947,694)	5,276,524	$79,691,450

8.  Subsequent Event

Subsequent to February 28, 2009, the Fund received redemption requests in the amount of $144,588,492.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

30

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.86%	$1,000.00	$542.70	$3.29
2) Hypothetical	0.86%	$1,000.00	$1,020.53	$4.31
Class IV
1) Actual	0.80%	$1,000.00	$543.10	$3.06
2) Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $51,432,757 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $2,329,701 and recognized foreign source income of $25,269,774.

For taxable, non-corporate shareholders, 99.42% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $1,076,771 or if determined to be different, the qualified interest income of such year.

32

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.53% of the distributions to shareholders declared from net investment income and 3.14% of the distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from return of capital and are reflected as such in the Statement of Changes in Net Assets.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Intrinsic Value Fund returned -48.0% for the fiscal year ended February 28, 2009, as compared to -50.2% for the MSCI EAFE Index and -51.4% for the MSCI EAFE Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in international equity securities throughout the period.

Relative to the EAFE Value Index, country allocation had a slight negative impact. This was the result of positions in several countries. The Fund's underweight in Spain combined with holding small cash balances in falling markets added value, but these gains were offset by the Fund's overweight in Switzerland and underweight in the United Kingdom.

Sector weightings had a strong positive impact on performance relative to the index. During the period, the Fund's underweight to Financials and overweight to Health Care contributed significantly.

Currency allocation also had a strong positive impact on relative performance as the Fund's underweights in the British pound and Australian dollar and overweights in the Japanese yen and Swiss franc added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI EAFE Index returned almost 9% more in local currency terms than in U.S. dollars.

Stock selection had mixed results, with the Fund's financial holdings especially weak. Holdings in Australian mining company Rio Tinto, Finnish cell phone maker Nokia, and British financial Royal Bank of Scotland were among the most significant detractors. On the positive side were holdings in British pharmaceutical GlaxoSmithKline, Swiss pharmaceutical Novartis, and Swiss food processor Nestlé, all of which outperformed strongly.

Among GMO's international quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) outperformed strongly. Those selected by quality-adjusted value outperformed slightly, while those with strong momentum underperformed somewhat.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $35,000,000 Investment in GMO International Intrinsic Class III Shares and the MSCI EAFE Value Index*
As of February 28, 2009

$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
2/28/99
$35,000,000
$48,865,040
$38,670,800
$37,081,625
$31,513,965
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO International Intrinsic Value Fund
MSCI EAFE Value Index
S&P EPAC Large Mid Cap Value Index (formerly S&P/Citigroup PMI EPAC Value Index)
MSCI EAFE Index

Average Annual Total Returns				
	1 Year	5 Year	10 Year	Since Inception
Class II	-48.04%	-2.06%	3.32%	n/a
Class III	-48.01%	-2.00%	3.39%	n/a
Class IV	-47.95%	-1.93%	3.47%	n/a
Class M	-48.14%	-2.29%	n/a	**10/2/03** 0.94%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes II, IV and M will vary due to different fees.

*  Effective January 1, 2009, the benchmark for the International Intrinsic Value Fund was changed from the S&P EPAC Large Mid Cap Value Index to the MSCI EAFE Value Index. This change was applicable retroactively as well as going forward.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.0%
Short-Term Investments	2.5
Preferred Stocks	0.0
Rights and Warrants	0.0
Forward Currency Contracts	(0.3)
Futures	(1.1)
Other	3.9
100.0%
Country Summary	% of Equity Investments
Japan	30.9%
United Kingdom	20.0
France	12.1
Switzerland	8.9
Germany	4.9
Italy	4.3
Canada	3.3
Hong Kong	2.9
Australia	2.2
Netherlands	1.9
Singapore	1.8
Spain	1.6
Sweden	1.3
Finland	1.1
Belgium	1.0
Greece	0.5
Ireland	0.4
Denmark	0.3
Norway	0.3
New Zealand	0.2
Austria	0.1
100.0%

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Health Care	17.2%
Financials	13.5
Energy	13.3
Consumer Discretionary	13.1
Consumer Staples	10.2
Utilities	8.0
Telecommunication Services	7.8
Industrials	6.5
Materials	6.2
Information Technology	4.2
100.0%

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%
	Australia — 2.1%
160,334	AGL Energy Ltd	1,345,781
1,195,413	Australia and New Zealand Banking Group Ltd	10,012,812
308,374	BHP Billiton Ltd	5,552,765
1,690,912	BlueScope Steel Ltd	2,369,243
966,580	Foster's Group Ltd	3,383,986
4,615,170	Macquarie Infrastructure Group	2,983,338
4,232,474	Mirvac Group Ltd	2,245,276
541,819	National Australia Bank Ltd	6,086,025
437,053	QBE Insurance Group Ltd	5,249,268
536,830	Santos Ltd	5,277,765
5,002,914	Stockland	8,569,145
1,105,753	TABCORP Holdings Ltd	4,480,726
2,888,525	Telstra Corp Ltd	6,509,804
508,934	Woodside Petroleum Ltd	11,583,016
267,976	Woolworths Ltd	4,452,872
	Total Australia	80,101,822
	Austria — 0.1%
117,360	OMV AG	3,057,300
	Belgium — 0.9%
22,776	Bekaert NV	1,105,882
231,143	Belgacom SA	7,523,497
41,628	Colruyt SA	9,437,266
53,442	Delhaize Group	3,085,602
1,709,510	Dexia	3,561,194
2,132,999	Fortis	3,514,531
61,297	Mobistar SA	3,773,795
63,094	Solvay SA	3,570,654
	Total Belgium	35,572,421

See accompanying notes to the financial statements.

3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — 3.1%
861,800	Bank of Montreal	19,163,907
298,000	Bank of Nova Scotia	6,725,028
153,211	BCE Inc	2,990,276
173,700	Canadian Imperial Bank of Commerce	5,891,491
335,300	Canadian National Railway Co	10,769,029
158,500	Canadian Natural Resources	5,095,622
258,300	Canadian Pacific Railway Ltd	7,309,228
31,200	EnCana Corp	1,231,127
491,100	Hudbay Minerals Inc *	2,161,736
175,300	IGM Financial Inc	3,852,687
210,200	Magna International Inc Class A	5,392,963
591,800	National Bank of Canada	17,620,959
303,400	Penn West Energy Trust	2,673,411
516,300	Petro-Canada	11,395,774
239,100	Royal Bank of Canada	5,811,171
180,700	Shaw Communications Inc Class B	2,670,303
527,000	Sun Life Financial Inc	8,247,579
	Total Canada	119,002,291
	Denmark — 0.3%
332,800	Danske Bank A/S	2,089,752
1,406	NeuroSearch A/S *	19,156
159,129	Novo-Nordisk A/S Class B	7,748,537
	Total Denmark	9,857,445
	Finland — 1.0%
329,570	Neste Oil Oyj	4,105,299
1,133,693	Nokia Oyj	10,623,067
199,709	Nokian Renkaat Oyj	2,352,382
232,597	Outokumpu Oyj	2,353,042
162,387	Rautaruukki Oyj	2,694,602
1,006,161	Sampo Oyj Class A	13,233,176
38,955	Stockmann Oyj AB Class A	588,449
208,277	Tietoenator Oyj	2,597,155
	Total Finland	38,547,172

See accompanying notes to the financial statements.

4

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — 11.5%
119,327	Air Liquide SA	8,707,584
728,147	ArcelorMittal	13,956,198
940,486	BNP Paribas	30,457,809
15,189	Bongrain SA	766,166
94,860	Cap Gemini SA	2,718,558
118,326	Casino Guichard-Perrachon SA	7,310,330
215,486	Cie de Saint-Gobain	4,915,698
18,011	CNP Assurances	1,158,478
147,667	Dassault Systemes SA	5,117,488
165,104	Essilor International SA	5,698,083
1,132,481	France Telecom SA	25,308,425
3,655	Fromageries Bel	425,428
669,048	GDF Suez	21,128,388
118,539	Hermes International	10,009,855
117,040	L'Oreal SA	7,528,865
334,203	Peugeot SA	5,686,923
423,668	Renault SA	6,083,575
2,262,820	Sanofi-Aventis	116,302,432
159,951	SES	2,929,674
663,541	Societe Generale	20,568,198
70,321	Sodexo	3,217,751
339,107	STMicroelectronics NV	1,490,215
2,684,418	Total SA	126,118,111
35,589	Unibail-Rodamco	4,467,819
43,616	Vallourec SA	3,394,831
	Total France	435,466,882
	Germany — 4.7%
271,462	Adidas AG	7,804,060
68,437	Allianz SE (Registered)	4,594,004
231,841	BASF AG	6,431,185
561,563	Bayerische Motoren Werke AG	13,890,585
134,445	Demag Cranes AG	2,617,709
544,958	Deutsche Post AG (Registered)	5,213,240

See accompanying notes to the financial statements.

5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — continued
1,961,271	Deutsche Telekom AG (Registered)	23,717,285
522,666	E.ON AG	13,440,311
124,746	Fresenius Medical Care AG & Co	5,072,114
207,595	Gildemeister AG	1,206,174
271,763	Hannover Rueckversicherungs AG (Registered)	9,688,459
571,290	Heidelberger Druckmaschinen AG	2,360,557
184,379	Kloeckner & Co AG	2,059,797
48,745	MTU Aero Engines Holding AG	1,250,588
63,919	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7,788,995
276,868	Norddeutsche Affinerie AG	6,882,993
24,434	Puma AG Rudolf Dassler Sport	3,652,098
137,829	RWE AG	8,766,428
171,703	Salzgitter AG	10,604,741
885,810	SAP AG	28,456,344
83,874	SGL Carbon SE *	1,851,089
332,977	ThyssenKrupp AG	5,879,533
37,297	Vossloh AG	3,467,580
	Total Germany	176,695,869
	Greece — 0.5%
284,470	Alpha Bank A.E.	1,500,069
396,315	National Bank of Greece SA	4,844,715
487,456	OPAP SA	12,531,985
	Total Greece	18,876,769
	Hong Kong — 2.8%
3,030,500	BOC Hong Kong Holdings Ltd	3,013,990
5,548,598	CLP Holdings Ltd	41,018,236
1,072,400	Esprit Holdings Ltd	5,775,327
171,000	Guoco Group	986,264
469,800	Hang Seng Bank Ltd	5,196,941
5,632,300	Hong Kong & China Gas	8,493,787
186,700	Hong Kong Aircraft Engineering Co Ltd	1,668,464
4,434,469	Hong Kong Electric Holdings Ltd	27,340,779

See accompanying notes to the financial statements.

6

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Hong Kong — continued
564,700	Hong Kong Ferry Co Ltd	303,443
506,000	Hutchison Whampoa Ltd	2,640,393
879,000	MTR Corp Ltd	1,950,762
322,000	Sun Hung Kai Properties Ltd	2,497,493
2,664,400	Yue Yuen Industrial Holdings	4,942,157
	Total Hong Kong	105,828,036
	Ireland — 0.4%
786,796	CRH Plc	16,158,663
	Italy — 4.0%
1,152,750	A2A SPA	1,656,496
412,084	Banco Popolare Scarl	1,571,386
2,017,949	Enel SPA	10,029,638
4,635,220	ENI SPA	92,517,057
136,019	Fondiaria - Sai SPA-Di RISP	1,017,005
1,146,249	Intesa San Paolo	2,789,916
220,092	Italcementi SPA-Di RISP	1,152,220
197,819	Luxottica Group SPA	2,575,663
1,335,964	Mediaset SPA	5,928,686
97,300	Natuzzi SPA ADR *	144,004
1,539,591	Snam Rete Gas SPA	7,628,675
7,057,377	Telecom Italia SPA	8,578,374
9,035,087	Telecom Italia SPA-Di RISP	8,592,964
1,588,316	Terna SPA	4,933,290
3,124,667	UniCredit SPA	3,957,731
	Total Italy	153,073,105
	Japan — 29.3%
47,380	Acom Co Ltd	1,159,136
1,083,450	Aiful Corp	1,118,339
169,000	Air Water Inc	1,429,495
156,900	Aisin Seiki Co Ltd	2,433,648
1,174,600	Alps Electric Co Ltd	3,246,420

See accompanying notes to the financial statements.

7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
778,600	Asahi Breweries Ltd	9,749,192
1,957,000	Asahi Kasei Corp	6,218,028
96,100	Astellas Pharma Inc	3,188,931
787,000	Bank of Yokohama Ltd (The)	3,333,019
104,300	Benesse Corp	4,150,919
299,200	Bridgestone Corp	4,075,030
552,700	Canon Inc	13,948,530
161,400	Capcom	3,063,949
341,200	Chubu Electric Power Co Inc	8,412,250
123,100	Chugoku Electric Power Co Inc	2,949,254
112,200	Circle K Sunkus Co Ltd	1,724,513
290,000	COMSYS Holdings Corp	2,076,195
2,015,000	Cosmo Oil Co Ltd	5,585,088
517,200	Culture Convenience Club Co Ltd	3,568,614
475,000	Dai Nippon Printing Co Ltd	4,014,030
797,650	Daiei Inc *	2,481,634
458,000	Daihatsu Motor Co Ltd	3,472,463
124,600	Daito Trust Construction Co Ltd	3,923,822
779,000	Daiwa Securities Group Inc	2,675,949
332,000	Daiwabo Co Ltd	743,705
320,500	Denso Corp	6,085,149
185,600	Don Quijote Co Ltd	2,189,748
490,000	Dowa Holdings Co Ltd	1,510,412
181,300	Electric Power Development Co Ltd	5,792,789
200,700	FamilyMart Co Ltd	6,770,481
248,700	Fast Retailing Co Ltd	24,981,925
3,223,000	Fuji Heavy Industries Ltd	10,269,605
180,000	Fuji Oil Co Ltd	2,262,862
1,715,000	Fujikura Ltd	3,723,071
1,115,000	Furukawa Electric Co Ltd (The)	2,890,755
1,089,000	GS Yuasa Corp	4,473,065
229,000	Hankyu Hanshin Holdings Inc	1,054,905
1,609,000	Hanwa Co Ltd	4,334,530
10,403,000	Haseko Corp	3,552,391

See accompanying notes to the financial statements.

8

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
136,800	Hikari Tsushin Inc	2,204,241
75,500	Hirose Electric Co Ltd	6,482,570
1,629,000	Hitachi Ltd	4,056,398
405,300	Hokkaido Electric Power Co Inc	8,583,880
108,400	Hokuriku Electric Power Co	2,874,581
3,172,300	Honda Motor Co Ltd	75,858,562
249,400	Hosiden Corp	2,614,806
66,800	Hoya Corp	1,210,581
775	INPEX Corp	5,243,086
592,000	Iseki & Co Ltd *	1,344,663
960,000	Itochu Corp	4,304,567
630,800	JFE Holdings Inc	13,649,195
340,000	JGC Corp	3,875,001
1,489,000	Kajima Corp	3,112,594
269,100	Kansai Electric Power Co Inc	6,470,157
1,415,000	Kao Corp	26,890,917
2,853,000	Kawasaki Kisen Kaisha Ltd	8,969,169
6,670	Kenedix Inc *	461,116
47,500	Keyence Corp	8,965,104
67,000	Kirin Holdings Co Ltd	646,693
9,264	KK daVinci Holdings *	232,228
280,000	Konami Corp	3,952,367
231,000	Kyowa Exeo Corp	1,888,780
460,600	Kyushu Electric Power Co Inc	10,908,274
178,200	Lawson Inc	7,716,384
596,600	Leopalace21 Corp	3,314,244
1,359,000	Marubeni Corp	4,219,058
725,800	Matsui Securities Co Ltd	4,149,311
4,820,000	Mazda Motor Corp	6,089,587
1,538,500	Mitsubishi Chemical Holdings Corp	5,225,721
532,300	Mitsubishi Corp	6,622,600
389,000	Mitsubishi Gas Chemical Co Inc	1,522,905
1,647,000	Mitsubishi Heavy Industries Ltd	4,611,502
721,000	Mitsubishi Rayon Co Ltd	1,307,731

See accompanying notes to the financial statements.

9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
2,417,800	Mitsubishi UFJ Financial Group Inc	10,922,711
173,910	Mitsubishi UFJ Lease & Finance Co Ltd	3,026,460
3,296,000	Mitsui Mining & Smelting Co Ltd	4,643,475
1,574,000	Mitsui OSK Lines Ltd	7,978,108
9,782,900	Mizuho Financial Group Inc	18,438,714
208,000	Murata Manufacturing Co Ltd	7,897,158
707,000	NEC Corp	1,650,724
1,447	Net One Systems Co Ltd	2,032,739
871,000	Nichirei Corp	2,875,864
18,000	Nintendo Co Ltd	5,138,991
389,000	Nippon Carbon Co Ltd	650,505
362,000	Nippon Denko Co Ltd	991,968
357,000	Nippon Meat Packers Inc	3,455,820
3,526,500	Nippon Mining Holdings Inc	12,248,032
5,246,000	Nippon Oil Corp	25,001,540
135,900	Nippon Paper Group Inc	3,012,527
1,095,400	Nippon Telegraph & Telephone Corp	46,838,711
1,325,000	Nippon Yakin Koguo Co Ltd	2,551,091
2,923,000	Nippon Yusen KK	12,057,846
8,897,700	Nissan Motor Co	27,162,405
114,300	Nissha Printing Co Ltd	2,836,100
314,500	Nisshin Seifun Group Inc	3,174,738
905,000	Nisshinbo Industries Inc	6,458,641
141,300	Nitto Denko Corp	2,546,976
243,300	Nomura Research Institute	3,831,506
26,865	NTT Docomo Inc	41,850,842
1,091,000	Obayashi Corp	4,587,007
416,000	Odakyu Electric Railway Co Ltd	3,072,603
948,000	OJI Paper Co Ltd	3,506,311
74,100	Ono Pharmaceutical Co Ltd	3,430,206
52,100	Oriental Land Co Ltd	3,418,245
276,600	ORIX Corp	5,618,882
6,961,000	Osaka Gas Co Ltd	24,889,061
1,359,000	Pacific Metals Co Ltd	5,205,553

See accompanying notes to the financial statements.

10

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
131,600	Panasonic Corp	1,523,693
101,270	Point Inc	4,142,247
253,750	Promise Co Ltd	3,389,303
740,000	Rengo Co Ltd	4,046,474
723,900	Resona Holdings Inc	12,412,002
901,000	Ricoh Company Ltd	10,177,438
69,200	Rohm Co Ltd	3,305,168
173,000	Ryohin Keikaku Co Ltd	6,087,345
132,000	Saizeriya Co Ltd	1,300,182
323,700	Sankyo Co Ltd	14,527,470
2,099,000	Sanyo Electric Co Ltd *	2,946,295
25,019	SBI Holdings Inc	1,992,549
1,289,800	Sega Sammy Holdings Inc	10,976,228
168,600	Seiko Epson Corp	1,928,874
2,637,300	Seven & I Holdings Co Ltd	58,447,413
86,300	Shimamura Co Ltd	4,454,246
155,100	Shimano Inc	5,051,433
388,600	Shin-Etsu Chemical Co Ltd	17,301,100
1,419,000	Shinsei Bank Ltd	1,249,701
1,054,000	Showa Shell Sekiyu KK	8,757,560
5,790,200	Sojitz Corp	6,506,970
457,100	SUMCO Corp	5,663,606
940,700	Sumitomo Corp	7,854,299
1,169,800	Sumitomo Electric Industries Ltd	9,090,043
4,244,000	Sumitomo Metal Industries Ltd	7,950,202
785,000	Sumitomo Metal Mining Co Ltd	7,835,740
1,476,000	Sumitomo Trust & Banking Co Ltd	4,874,888
61,200	T&D Holdings Inc	1,369,719
2,192,000	Taisei Corp	3,880,809
452,900	Takeda Pharmaceutical Co Ltd	18,292,552
913,510	Takefuji Corp	3,015,995
114,500	Terumo Corp	3,508,984
182,600	Tohoku Electric Power Co Inc	4,275,219
904,500	Tokyo Electric Power Co Inc (The)	25,534,073

See accompanying notes to the financial statements.

11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
2,682,000	Tokyo Gas Co Ltd	10,743,944
919,800	Tokyo Steel Manufacturing Co	9,043,006
540,000	Tokyo Tatemono Co Ltd	1,193,596
790,000	TonenGeneral Sekiyu KK	7,464,715
638,000	Toppan Printing Co Ltd	3,800,135
2,730,000	Tosoh Corp	4,131,837
867,000	Toyo Engineering Corp	2,348,746
178,000	Toyo Suisan Kaisha Ltd	4,212,653
122,900	Toyota Boshoku Corp	1,176,373
200	Toyota Industries Corp	4,262
394,600	Toyota Motor Corp	12,638,898
388,600	Toyota Tsusho Kaisha	3,138,426
1,263,000	Ube Industries Ltd	1,994,123
62,500	Unicharm Corp	4,083,150
1,141,000	UNY Co Ltd	8,344,847
76,120	USS Co Ltd	3,070,799
21,030	Yahoo Japan Corp	6,015,667
89,000	Yamato Kogyo Co	1,805,505
223,000	Yamazaki Baking Co Ltd	2,809,689
	Total Japan	1,112,904,665
	Netherlands — 1.8%
3,785,031	Aegon NV	13,471,233
112,184	European Aeronautic Defense and Space Co NV	1,628,775
11,644	Gamma Holdings NV	50,587
442,871	Heineken NV	11,824,973
3,826,638	ING Groep NV	17,297,511
582,644	Koninklijke Ahold NV	6,465,081
256,990	Koninklijke DSM NV	5,873,115
314,313	Reed Elsevier NV	3,492,273
339,421	Unilever NV	6,503,741
	Total Netherlands	66,607,289

See accompanying notes to the financial statements.

12

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	New Zealand — 0.1%
4,824,192	Telecom Corp of New Zealand	5,847,196
	Norway — 0.3%
756,300	DnB NOR ASA	2,720,558
429,050	StatoilHydro ASA	7,123,376
	Total Norway	9,843,934
	Singapore — 1.7%
2,384,000	Neptune Orient Lines Ltd	1,827,412
2,627,200	Noble Group Ltd	1,794,525
2,870,000	Oversea-Chinese Banking Corp Ltd	8,199,364
3,258,100	Sembcorp Industries Ltd	4,370,096
4,795,000	SembCorp Marine Ltd	4,254,236
1,251,000	Singapore Exchange Ltd	3,606,339
1,578,000	Singapore Petroleum Co	2,703,322
5,458,000	Singapore Press Holdings Ltd	9,543,874
2,399,000	Singapore Technologies Engineering Ltd	3,543,747
11,974,000	Singapore Telecommunications	18,845,076
1,133,000	United Overseas Bank Ltd	7,219,650
	Total Singapore	65,907,641
	Spain — 1.6%
470,250	Banco Bilbao Vizcaya Argentaria SA *	3,397,095
634,251	Banco Popular Espanol SA *	3,001,439
988,220	Banco Santander SA	6,036,944
118,893	Gas Natural SDG SA	2,131,334
599,186	Iberdrola SA	3,896,537
204,544	Inditex SA	7,672,951
1,243,711	Repsol YPF SA	18,996,258
627,162	Telefonica SA	11,542,323
104,458	Union Fenosa SA	2,354,188
	Total Spain	59,029,069

See accompanying notes to the financial statements.

13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Sweden — 1.3%
517,366	Hennes & Mauritz AB Class B	19,191,269
913,607	Investor AB Class B	10,312,392
1,162,532	Nordea Bank AB	5,796,242
418,200	SKF AB Class B	3,486,049
655,877	Svenska Handelsbanken AB Class A	7,849,916
670,100	Swedbank AB	1,732,809
	Total Sweden	48,368,677
	Switzerland — 8.5%
286,555	Ciba Holding AG *	12,076,045
286,383	Clariant AG (Registered) *	1,067,636
255,426	Compagnie Financiere Richemont SA Class A	3,373,366
2,847,350	Nestle SA (Registered)	93,081,097
3,943,783	Novartis AG (Registered)	143,882,257
253,409	Roche Holding AG (Non Voting)	28,766,367
38,127	Swatch Group AG	4,241,071
22,893	Syngenta AG (Registered)	4,894,010
148,631	Synthes Inc	17,247,930
1,339,874	UBS AG (Registered) *	12,546,494
	Total Switzerland	321,176,273
	United Kingdom — 19.0%
1,932,712	3i Group Plc	5,499,985
2,588,275	AstraZeneca Plc	82,078,862
718,499	BAE Systems Plc	3,793,283
8,372,626	Barclays Plc	10,984,201
1,095,110	Barratt Developments Plc	1,325,541
1,998,694	BG Group Plc	28,570,097
3,001,764	BP Plc	19,123,527
862,287	British American Tobacco Plc	22,040,365
4,602,910	BT Group Plc	5,880,493
1,246,405	Burberry Group Plc	4,547,781
1,378,307	Cable & Wireless Plc	2,697,343
876,734	Cadbury Plc	6,675,045

See accompanying notes to the financial statements.

14

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
682,752	Capita Group Plc	6,442,715
1,132,089	Centrica Plc	4,353,683
2,527,322	Cobham Plc	6,937,010
1,694,513	Compass Group Plc	7,444,736
1,318,395	Diageo Plc	15,202,745
1,008,106	Drax Group Plc	7,447,513
16,531,489	DSG International Plc	4,754,596
401,044	FirstGroup Plc	1,531,848
1,457,164	Game Group Plc	3,029,400
11,791,007	GlaxoSmithKline Plc	178,831,844
3,502,880	Home Retail Group Plc	10,559,001
2,205,355	HSBC Holdings Plc	15,338,558
186,890	Imperial Tobacco Group Plc	4,474,508
285,771	Jardine Lloyd Thompson Group Plc	1,854,699
1,916,757	Kesa Electricals Plc	2,883,152
3,358,416	Kingfisher Plc	6,018,540
299,160	Lancashire Holdings Ltd *	2,048,494
16,124,188	Lloyds Banking Group Plc	13,236,014
321,740	London Stock Exchange	1,974,927
504,514	Next Plc	8,366,325
4,302,051	Old Mutual Plc	2,528,194
248,399	Reckitt Benckiser Group Plc	9,505,118
798,727	Reed Elsevier Plc	5,966,905
164,991	Rio Tinto Plc	4,211,749
27,582,510	Royal Bank of Scotland Group Plc	8,983,320
2,351,023	Royal Dutch Shell Plc A Shares (London)	51,615,068
1,179,016	Royal Dutch Shell Plc B Shares (London)	24,748,530
2,013,967	RSA Insurance Group Plc	3,937,580
1,438,161	Sage Group Plc	3,484,640
505,735	Scottish & Southern Energy Plc	8,241,191
444,774	Signet Jewelers Ltd	3,388,149
932,781	Smith & Nephew Plc	6,610,078
2,881,273	Taylor Woodrow Plc	756,081
1,418,284	Tesco Plc	6,726,157

See accompanying notes to the financial statements.

15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
576,738	Travis Perkins Plc	2,672,408
229,376	Unilever Plc	4,431,022
590,487	United Utilities Group Plc	4,266,437
34,405,461	Vodafone Group Plc	60,962,738
1,956,735	William Hill Plc	6,573,721
1,668,222	Wolseley Plc	4,213,071
	Total United Kingdom	719,768,988
	TOTAL COMMON STOCKS (COST $6,487,775,057)	3,601,691,507
	PREFERRED STOCKS — 0.0%
	Germany — 0.0%
9,049	Villeroy & Boch AG (Non Voting) 12.57%	41,785
	TOTAL PREFERRED STOCKS (COST $95,178)	41,785
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
262,246	Cie de Saint-Gobain Warrants, Expires 03/06/09 *	385,656
	TOTAL RIGHTS AND WARRANTS (COST $1,083,603)	385,656

See accompanying notes to the financial statements.

16

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.5%
25,000,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	25,000,000
46,775	Brown Brothers Harriman Time Deposit, 0.02% - 2.45%, due 03/02/09	46,775
6,107,066	Citibank Time Deposit, 0.05% - 2.29%, due 03/02/09	6,107,066
356,473	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/02/09	356,473
25,000,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	25,000,000
38,014	JPMorgan Chase Time Deposit, 0.01%, due 03/02/09	38,014
25,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	25,000,000
11,328,600	Societe Generale Time Deposit, 0.25% - 0.33%, due 03/02/09	11,328,600
	TOTAL SHORT-TERM INVESTMENTS (COST $92,876,928)	92,876,928
	TOTAL INVESTMENTS — 97.5% (Cost $6,581,830,766)	3,694,995,876
	Other Assets and Liabilities (net) — 2.5%	96,019,503
	TOTAL NET ASSETS — 100.0%	$3,791,015,379

See accompanying notes to the financial statements.

17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	AUD	13,186,000	$8,400,809	$(119,325)
4/24/09	CAD	8,102,000	6,368,934	(136,554)
4/24/09	CAD	12,368,000	9,722,411	(129,978)
4/24/09	CHF	32,284,954	27,628,580	78,518
4/24/09	CHF	32,284,954	27,628,580	74,897
4/24/09	CHF	32,284,954	27,628,580	111,509
4/24/09	CHF	32,284,954	27,628,580	46,036
4/24/09	CHF	32,284,954	27,628,580	42,148
4/24/09	EUR	61,451,067	77,884,475	690,874
4/24/09	EUR	61,451,067	77,884,475	481,940
4/24/09	EUR	122,902,135	155,768,952	965,110
4/24/09	GBP	34,204,729	48,962,428	(594,239)
4/24/09	JPY	4,233,677,586	43,427,646	(3,848,018)
4/24/09	JPY	3,311,304,013	33,966,247	(2,060,060)
4/24/09	JPY	3,311,304,013	33,966,247	(2,088,892)
4/24/09	SEK	251,526,296	27,924,468	(2,476,970)
4/24/09	SEK	195,511,737	21,705,728	(451,339)
4/24/09	SEK	195,511,737	21,705,728	(721,001)
4/24/09	SEK	195,511,737	21,705,728	(695,049)
4/24/09	SEK	195,511,737	21,705,728	(722,674)
4/24/09	SEK	195,511,737	21,705,728	(631,706)
4/24/09	SEK	195,511,737	21,705,728	(675,765)
4/24/09	SEK	195,511,737	21,705,728	(665,641)
			$814,360,088	$(13,526,179)
Sales
4/24/09	AUD	45,779,936	$29,166,428	$(121,073)
4/24/09	AUD	44,433,467	28,308,591	(84,453)
4/24/09	AUD	44,433,467	28,308,591	(87,119)
4/24/09	CAD	38,766,287	30,473,946	190,370
4/24/09	CAD	38,766,287	30,473,946	170,008
4/24/09	CAD	38,766,287	30,473,946	175,702

See accompanying notes to the financial statements.

18

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/24/09	CAD	38,766,287	$30,473,946	$243,703
4/24/09	EUR	9,015,000	11,425,815	141,421
4/24/09	EUR	112,594,537	142,704,868	1,730,278
4/24/09	GBP	31,467,765	45,044,595	(178,580)
4/24/09	GBP	31,467,765	45,044,595	(315,685)
4/24/09	GBP	31,467,765	45,044,595	(172,978)
4/24/09	GBP	31,467,765	45,044,595	(289,252)
4/24/09	GBP	31,467,765	45,044,595	(166,055)
4/24/09	GBP	31,467,765	45,044,595	(293,657)
4/24/09	GBP	31,467,765	45,044,595	(182,387)
			$677,122,242	$760,243

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
704	DAX	March 2009	$84,829,046	$(18,375,462)
1,414	CAC 40	March 2009	47,772,924	(3,711,028)
933	S&P/MIB	March 2009	89,465,628	(29,147,676)
729	TOPIX Index	March 2009	55,946,092	(4,954,266)
			$278,013,690	$(56,188,432)
Sales
785	FTSE 100	March 2009	$42,384,408	$4,302,687
78	Hang Seng	March 2009	6,303,387	89,762
695	SPI 200	March 2009	36,305,145	3,245,021
823	S&P Toronto 60	March 2009	63,242,006	4,370,186
521	IBEX 35	March 2009	49,641,680	2,049,162
			$197,876,626	$14,056,818

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

See accompanying notes to the financial statements.

20

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $6,581,830,766) (Note 2)	$3,694,995,876
Foreign currency, at value (cost $1,482) (Note 2)	1,478
Receivable for investments sold	1,738,432
Receivable for Fund shares sold	30,607,569
Dividends and interest receivable	12,672,967
Foreign taxes receivable	1,736,278
Unrealized appreciation on open forward currency contracts (Note 2)	5,142,514
Receivable for collateral on open futures contracts (Note 2)	70,689,727
Receivable for expenses reimbursed by Manager (Note 3)	19,712
Total assets	3,817,604,553
Liabilities:
Payable for investments purchased	1,156,260
Payable for Fund shares repurchased	1,114,509
Payable to affiliate for (Note 3):
Management fee	1,577,344
Shareholder service fee	382,174
Administration fee – Class M	1,501
Trustees and Chief Compliance Officer of GMO Trust fees	15,306
Payable for 12b-1 fee – Class M	4,174
Payable for variation margin on open futures contracts (Note 2)	3,199,913
Unrealized depreciation on open forward currency contracts (Note 2)	17,908,450
Miscellaneous payable	320,432
Accrued expenses	909,111
Total liabilities	26,589,174
Net assets	$3,791,015,379

See accompanying notes to the financial statements.

21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$7,135,029,435
Accumulated undistributed net investment income	75,187,376
Accumulated net realized loss	(477,227,959)
Net unrealized depreciation	(2,941,973,473)
$3,791,015,379
Net assets attributable to:
Class II shares	$394,069,819
Class III shares	$1,487,839,389
Class IV shares	$1,900,168,374
Class M shares	$8,937,797
Shares outstanding:
Class II	28,437,198
Class III	106,242,973
Class IV	135,767,547
Class M	646,388
Net asset value per share:
Class II	$13.86
Class III	$14.00
Class IV	$14.00
Class M	$13.83

See accompanying notes to the financial statements.

22

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $23,658,193)	$237,798,464
Securities lending income	6,303,767
Interest	3,543,007
Total investment income	247,645,238
Expenses:
Management fee (Note 3)	31,414,815
Shareholder service fee – Class II (Note 3)	904,824
Shareholder service fee – Class III (Note 3)	3,270,352
Shareholder service fee – Class IV (Note 3)	3,130,154
12b-1 fee – Class M (Note 3)	37,266
Administration fee – Class M (Note 3)	29,813
Custodian and fund accounting agent fees	2,554,946
Transfer agent fees	71,362
Audit and tax fees	109,379
Legal fees	153,653
Trustees fees and related expenses (Note 3)	85,180
Registration fees	29,823
Miscellaneous	106,958
Total expenses	41,898,525
Fees and expenses reimbursed by Manager (Note 3)	(2,981,508)
Expense reductions (Note 2)	(17,900)
Net expenses	38,899,117
Net investment income (loss)	208,746,121
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(345,352,225)
Closed futures contracts	(143,483,872)
Foreign currency, forward contracts and foreign currency related transactions	53,004,523
Net realized gain (loss)	(435,831,574)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,314,080,721)
Open futures contracts	13,053,553
Foreign currency, forward contracts and foreign currency related transactions	(37,384,477)
Net unrealized gain (loss)	(3,338,411,645)
Net realized and unrealized gain (loss)	(3,774,243,219)
Net increase (decrease) in net assets resulting from operations	$(3,565,497,098)

See accompanying notes to the financial statements.

23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$208,746,121	$218,038,494
Net realized gain (loss)	(435,831,574)	1,274,521,119
Change in net unrealized appreciation (depreciation)	(3,338,411,645)	(1,522,423,988)
Net increase (decrease) in net assets from operations	(3,565,497,098)	(29,864,375)
Distributions to shareholders from:
Net investment income
Class II	(16,802,472)	(12,407,304)
Class III	(92,401,886)	(65,215,261)
Class IV	(145,544,379)	(109,936,051)
Class M	(578,220)	(443,458)
Total distributions from net investment income	(255,326,957)	(188,002,074)
Net realized gains
Class II	(26,461,564)	(69,248,911)
Class III	(143,314,754)	(349,607,893)
Class IV	(230,830,432)	(574,842,698)
Class M	(1,002,702)	(2,604,560)
Total distributions from net realized gains	(401,609,452)	(996,304,062)
	(656,936,409)	(1,184,306,136)
Net share transactions (Note 7):
Class II	166,533,198	29,246,584
Class III	398,098,987	350,165,933
Class IV	172,499,767	254,901,122
Class M	353,743	4,852,998
Increase (decrease) in net assets resulting from net share transactions	737,485,695	639,166,637
Total increase (decrease) in net assets	(3,484,947,812)	(575,003,874)
Net assets:
Beginning of period	7,275,963,191	7,850,967,065
End of period (including accumulated undistributed net investment income of $75,187,376 and $84,019,314, respectively)	$3,791,015,379	$7,275,963,191

See accompanying notes to the financial statements.

24

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$29.69		$34.99		$32.35	$29.04	$24.18
Income (loss) from investment operations:
Net investment income (loss)†	0.79		0.93		0.79	0.65	0.49
Net realized and unrealized gain (loss)	(14.01)		(0.86)		5.60	4.45	5.07
Total from investment operations	(13.22)		0.07		6.39	5.10	5.56
Less distributions to shareholders:
From net investment income	(0.99)		(0.83)		(0.54)	(0.36)	(0.66)
From net realized gains	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)
Total distributions	(2.61)		(5.37)		(3.75)	(1.79)	(0.70)
Net asset value, end of period	$13.86		$29.69		$34.99	$32.35	$29.04
Total Return(a)	(48.04)%		(1.11)%		20.46%	18.16%	23.17%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$394,070		$510,006		$564,440	$567,313	$231,695
Net expenses to average daily net assets	0.74	%(b)	0.76	%(b)	0.76%	0.76%	0.76%
Net investment income to average daily net assets	3.41%		2.59%		2.32%	2.16%	1.88%
Portfolio turnover rate	53%		47%		36%	38%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.04%	0.06%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$29.97		$35.28		$32.59	$29.23	$24.32
Income (loss) from investment operations:
Net investment income (loss)†	0.79		0.94		0.81	0.72	0.59
Net realized and unrealized gain (loss)	(14.13)		(0.86)		5.66	4.44	5.02
Total from investment operations	(13.34)		0.08		6.47	5.16	5.61
Less distributions to shareholders:
From net investment income	(1.01)		(0.85)		(0.57)	(0.37)	(0.66)
From net realized gains	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)
Total distributions	(2.63)		(5.39)		(3.78)	(1.80)	(0.70)
Net asset value, end of period	$14.00		$29.97		$35.28	$32.59	$29.23
Total Return(a)	(48.01)%		(1.06)%		20.54%	18.26%	23.28%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,487,839		$2,615,878		$2,703,050	$2,795,610	$1,804,485
Net expenses to average daily net assets	0.67	%(b)	0.69	%(b)	0.69%	0.69%	0.69%
Net investment income to average daily net assets	3.38%		2.61%		2.36%	2.39%	2.30%
Portfolio turnover rate	53%		47%		36%	38%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.04%	0.06%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$29.96		$35.26		$32.58	$29.22	$24.31
Income (loss) from investment operations:
Net investment income (loss)†	0.82		0.96		0.80	0.74	0.54
Net realized and unrealized gain (loss)	(14.14)		(0.85)		5.68	4.43	5.09
Total from investment operations	(13.32)		0.11		6.48	5.17	5.63
Less distributions to shareholders:
From net investment income	(1.02)		(0.87)		(0.59)	(0.38)	(0.68)
From net realized gains	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)
Total distributions	(2.64)		(5.41)		(3.80)	(1.81)	(0.72)
Net asset value, end of period	$14.00		$29.96		$35.26	$32.58	$29.22
Total Return(a)	(47.95)%		(0.98)%		20.61%	18.32%	23.37%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,900,168		$4,131,392		$4,566,106	$3,150,741	$2,193,988
Net expenses to average daily net assets	0.61	%(b)	0.63	%(b)	0.63%	0.63%	0.63%
Net investment income to average daily net assets	3.47%		2.67%		2.32%	2.45%	2.06%
Portfolio turnover rate	53%		47%		36%	38%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.04%	0.06%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$29.60		$34.93		$32.28	$28.98	$24.15
Income (loss) from investment operations:
Net investment income (loss)†	0.73		0.79		0.68	0.61	0.44
Net realized and unrealized gain (loss)	(13.95)		(0.81)		5.62	4.41	5.04
Total from investment operations	(13.22)		(0.02)		6.30	5.02	5.48
Less distributions to shareholders:
From net investment income	(0.93)		(0.77)		(0.44)	(0.29)	(0.61)
From net realized gains	(1.62)		(4.54)		(3.21)	(1.43)	(0.04)
Total distributions	(2.55)		(5.31)		(3.65)	(1.72)	(0.65)
Net asset value, end of period	$13.83		$29.60		$34.93	$32.28	$28.98
Total Return(a)	(48.14)%		(1.36)%		20.18%	17.92%	22.88%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$8,938		$18,687		$17,371	$29,984	$18,347
Net expenses to average daily net assets	0.97	%(b)	0.99	%(b)	0.99%	0.99%	0.99%
Net investment income to average daily net assets	3.13%		2.22%		2.00%	2.07%	1.72%
Portfolio turnover rate	53%		47%		36%	38%	46%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.04%	0.06%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI EAFE Value Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S. Effective January 1, 2009 the Fund changed its benchmark from the S&P EPAC Large Mid Cap Value Index (formerly S&P/Citigroup PMI EPAC Value Index) to the MSCI EAFE Value Index to better reflect a more appropriate, comparative, broad-based market Index for the Fund.

Throughout the year ended February 28, 2009, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 87.66% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$371,354,891	$4,370,186
Level 2 - Other Significant Observable Inputs	3,323,640,985	14,829,146
Level 3 - Significant Unobservable Inputs	—	—
Total	$3,694,995,876	$19,199,332

*  Other financial instruments include forward currency contracts and futures contracts.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(74,096,882)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(74,096,882)

**  Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

35

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$37,748,898	$(37,748,898)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$255,354,938	$329,444,076
Net long-term capital gain	401,581,471	854,862,060
Total distributions	$656,936,409	$1,184,306,136

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$63,634,786

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $285,032,634.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(154,259,096)
Total	$(154,259,096)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,619,446,565	$22,161,094	$(2,946,611,783)	$(2,924,450,689)

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

Effective June 30, 2008, GMO receives a management fee for investment management services provided to the Fund that is paid monthly at the annual rate of 0.50% of average daily net assets. For the period from March 1, 2008 through June 29, 2008, the management fee rate was 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, administration and distribution (12b-1) fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $70,979 and $44,001, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $3,433,072,305 and $3,087,544,799, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2009, 0.43% shares of the Fund were held by senior management of the Manager and GMO Trust officers, and 57.00% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class II:	Shares	Amount	Shares	Amount
Shares sold	12,342,982	$192,225,431	2,870,488	$104,261,777
Shares issued to shareholders in reinvestment of distributions	1,660,673	38,959,612	2,225,434	73,788,974
Shares repurchased	(2,745,119)	(64,651,845)	(4,046,894)	(148,804,167)
Net increase (decrease)	11,258,536	$166,533,198	1,049,028	$29,246,584

39

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	34,874,353	$648,206,780	11,261,644	$401,290,984
Shares issued to shareholders in reinvestment of distributions	9,415,098	223,954,309	12,081,961	403,817,120
Shares repurchased	(25,321,014)	(474,062,102)	(12,684,964)	(454,942,171)
Net increase (decrease)	18,968,437	$398,098,987	10,658,641	$350,165,933
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	50,166,036	$1,080,197,863	25,699,917	$891,693,160
Shares issued to shareholders in reinvestment of distributions	14,525,469	347,382,151	19,888,170	664,131,421
Shares repurchased	(66,824,488)	(1,255,080,247)	(37,173,406)	(1,300,923,459)
Net increase (decrease)	(2,132,983)	$172,499,767	8,414,681	$254,901,122
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class M:	Shares	Amount	Shares	Amount
Shares sold	124,606	$2,785,247	245,514	$9,021,667
Shares issued to shareholders in reinvestment of distributions	67,005	1,580,922	92,415	3,048,018
Shares repurchased	(176,478)	(4,012,426)	(204,043)	(7,216,687)
Net increase (decrease)	15,133	$353,743	133,886	$4,852,998

40

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

41

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.72%	$1,000.00	$565.70	$2.80
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61
Class III
1) Actual	0.65%	$1,000.00	$565.60	$2.52
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26
Class IV
1) Actual	0.59%	$1,000.00	$566.00	$2.29
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96
Class M
1) Actual	0.95%	$1,000.00	$564.90	$3.69
2) Hypothetical	0.95%	$1,000.00	$1,020.08	$4.76

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

43

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $401,581,471 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $23,626,965 and recognized foreign source income of $261,456,657.

For taxable, non-corporate shareholders, 72.87% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

44

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

45

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

46

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

47

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

48

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Core Plus Bond Fund returned -20.1% for the fiscal year ended February 28, 2009, as compared to the +2.1% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index). The Fund's exposure to various investments is achieved directly, and indirectly, through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 22.2%. Exposures to SDCF and WOOF were by far the largest negative contributors during the fiscal year, followed by negative contributions from developed interest-rate strategies, currency selection, and exposure to emerging country debt via ECDF.

About 76% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds primarily invest in asset-backed securities. The positions in SDCF and WOOF collateralize the Fund's derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held in the GMO Core Plus Bond Fund, mostly indirectly via holdings of SDCF and WOOF. Such ABS exposure contributed -15.33% to the Fund's performance. To increase flexibility, the Fund began holding more U.S. Government Securities and Money Market Funds directly. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate and currency strategies. Given the unhealthy market conditions for interest-rates and currencies, characterized by poor liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions in interest rates and currencies starting in October.

In interest-rate strategies, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

Currency contribution was concentrated before positions were suspended in October. Negative relative currency performance during this time came mainly from the Fund's Swedish krona, Norwegian krone, yen, and New Zealand dollar positions.

A small exposure to emerging country debt also detracted value as spread widening on that asset class contributed negatively, as did negative contributions from both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Core Plus Bond Fund Class III Shares and the Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) As of February 28, 2009

$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$10,000,000
$17,260,060
$13,241,410
GMO Core Plus Bond Fund
Barclays Capital U.S. Aggregate Index

Average Annual Total Returns				
	1 Year	5 Year	10 Year	Since Inception
Class III	-21.72%	-2.66%	2.85%	n/a
Class IV	-21.82%	n/a	n/a	**7/26/05** -4.98%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV will vary due to different fees.

This page has been left blank intentionally.

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	86.4%
Short-Term Investments	15.7
Options Purchased	1.7
Preferred Stocks	0.3
Loan Participations	0.2
Forward Currency Contracts	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Futures	(0.1)
Written Options	(0.6)
Swaps	(6.1)
Other	2.3
100.0%
Country / Region Summary**	% of Investments
United States	95.9%
Emerging***	3.4
United Kingdom	1.8
Australia	(0.4)
Euro Region****	(0.7)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table is based on duration-adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Philippines, Russia, Venezuela, Brazil, Argentina, Colombia, Uruguay, Mexico, Ivory Coast, and Vietnam. Additional information about the Fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 25.7%
		Albania — 2.3%
		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	7,114,707
		Australia — 0.2%
		Asset-Backed Securities
USD	326,810	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.20%, due 04/19/38	264,985
USD	481,549	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.32%, due 05/10/36	417,350
		Total Australia	682,335
		United Kingdom — 0.5%
		Asset-Backed Securities
USD	300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.62%, due 03/20/30	268,800
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	565,110
USD	111,747	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.51%, due 12/20/54	69,283
USD	500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.32%, due 02/12/16	437,000
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.17%, due 10/15/33	245,445
		Total United Kingdom	1,585,638
		United States — 22.7%
		Asset-Backed Securities — 5.1%
USD	309,806	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.67%, due 05/25/37	39,760
USD	400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.49%, due 10/06/13	268,120
USD	50,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	47,832

See accompanying notes to the financial statements.

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	200,000	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 09/25/36	82,000
USD	1,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	677,500
USD	1,200,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	302,250
USD	186,877	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.86%, due 01/25/36	119,452
USD	200,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	192,644
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.86%, due 02/18/14	246,450
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	344,045
USD	250,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	225,825
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.41%, due 01/25/24	285,000
USD	903,082	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.82%, due 06/28/19	650,219
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.30%, due 11/10/14	236,400
USD	100,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	65,000
USD	800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 04/25/36	317,000
USD	600,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.50%, due 02/15/12	540,876
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	300,000
USD	533,304	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.67%, due 05/25/36	344,148
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 08/25/36	32,000
USD	953,875	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.70%, due 11/15/33	618,542

See accompanying notes to the financial statements.

3

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	500,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.47%, due 06/15/13	456,250
USD	600,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.48%, due 10/20/11	496,710
USD	18,313	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.72%, due 07/25/30	11,892
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.58%, due 03/06/20	596,720
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 1.01%, due 07/15/13	499,875
USD	440,338	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.54%, due 09/15/21	308,237
USD	528,851	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 1.12%, due 10/25/37	412,504
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	80,000
USD	900,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	238,500
USD	1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.98%, due 03/20/10	487,500
USD	1,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.83%, due 08/05/09	729,000
USD	700,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.70%, due 02/25/37	196,000
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	235,500
USD	430,886	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.61%, due 08/25/23	387,798
USD	300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.66%, due 07/15/11	276,094
USD	200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.46%, due 05/15/12	162,000
USD	445,499	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.58%, due 04/25/37	387,584
USD	142,070	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.76%, due 12/25/32	69,028

See accompanying notes to the financial statements.

4

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	500,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.51%, due 09/15/14	340,361
USD	156,047	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.66%, due 11/25/35	78,023
USD	784,712	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.62%, due 05/20/18	594,577
USD	666,812	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 2.03%, due 09/15/22	560,122
USD	166,926	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	150,233
USD	129,563	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 11/25/35	20,730
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	268,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	282,360
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	350,000
USD	900,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.62%, due 03/20/14	815,022
USD	500,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.59%, due 02/15/17	354,790
			15,780,473
		U.S. Government — 17.5%
USD	25,532,760	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (c) (d)	25,189,650
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (b)	9,183,868
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10 (b)	9,950,445
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (b)	9,392,360
			53,716,323
		U.S. Government Agency — 0.1%
USD	201,584	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.07%, due 10/01/11 (b)	194,851
		Total United States	69,691,647
		TOTAL DEBT OBLIGATIONS (COST $78,313,163)	79,074,327

See accompanying notes to the financial statements.

5

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 64.7%
	United States — 64.7%
	Affiliated Issuers
1,644,373	GMO Emerging Country Debt Fund, Class III	9,619,580
7,980,394	GMO Short-Duration Collateral Fund	136,464,740
93,858	GMO Special Purpose Holding Fund (b) (e)	68,517
2,873,549	GMO World Opportunity Overlay Fund	52,729,622
	Total United States	198,882,459
	TOTAL MUTUAL FUNDS (COST $267,458,801)	198,882,459
	PREFERRED STOCKS — 0.3%
	United States — 0.3%
10,000	Home Ownership Funding 2 Preferred 144A, 1.00% (b)	900,000
	TOTAL PREFERRED STOCKS (COST $2,138,851)	900,000
	SHORT-TERM INVESTMENTS — 13.1%
	Money Market Funds — 13.1%
10,361,181	State Street Institutional Liquid Reserves Fund-Institutional Class	10,361,181
30,028,954	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	30,028,954
	TOTAL SHORT-TERM INVESTMENTS (COST $40,390,135)	40,390,135
	TOTAL INVESTMENTS — 103.8% (Cost $388,300,950)	319,246,921
	Other Assets and Liabilities (net) — (3.8%)	(11,668,533)
	TOTAL NET ASSETS — 100.0%	$307,578,388

See accompanying notes to the financial statements.

6

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
27	U.S. Long Bond (CBT)	March 2009	$3,364,453	$(266,815)
238	U.S. Treasury Note 2 Yr. (CBT)	June 2009	51,553,031	(30,464)
99	U.S. Treasury Note 5 Yr. (CBT)	June 2009	11,542,008	(28,914)
			$66,459,492	$(326,193)
Sales
34	U.S. Treasury Note 10 Yr. (CBT)	June 2009	$4,081,062	$34,695

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
5,000,000	USD	12/20/2010	Deutsche	Receive	0.75%	3.36%	Enterprise	5,000,000	USD	$(217,745)
			Bank AG				Products
							Partners
							LP
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	21.97%	Prologis	2,000,000	USD	(657,142)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	3.90%	ERP Operating LP	2,000,000	USD	(154,143)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	10.61%	CIT	2,000,000	USD	(616,543)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	9.59%	SLM Corp.	2,000,000	USD	(580,171)
										$(2,225,744)
									Premiums to (Pay) Receive	$—

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

See accompanying notes to the financial statements.

7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
10,100,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(2,596,991)
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,877,719)
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,907,984)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(4,105,907)
							$(12,488,601)
						Premiums to (Pay) Receive (f)	$8,730,953

#  (Pay) - Fund pays fixed rate and receives variable rate.
Receive - Fund receives fixed rate and pays variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
250,000,000	USD	8/19/2011	Morgan Stanley	3 month	Lehman Aggregate
				LIBOR - 0.01%	Total Return Index	$(1,357,987)
$(1,357,987)
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

8

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Security is backed by the U.S. Government.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

(d)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  Underlying investment represents interests in defaulted securities.

(f)  Includes accretion since inception for zero coupon interest rate swaps.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $120,842,149) (Note 2)	$120,364,462
Investments in affiliated issuers, at value (cost $267,458,801) (Notes 2 and 8)	198,882,459
Interest receivable	105,544
Receivable for variation margin on open futures contracts (Note 2)	68,255
Interest receivable for open swap contracts	5,395,814
Receivable for expenses reimbursed by Manager (Note 3)	10,372
Total assets	324,826,906
Liabilities:
Payable to affiliate for (Note 3):
Management fee	59,425
Shareholder service fee	26,620
Trustees and Chief Compliance Officer of GMO Trust fees	1,067
Payable to broker for closed futures contracts	49
Payable for open swap contracts (Note 2)	16,072,332
Miscellaneous payable	854,313
Accrued expenses	234,712
Total liabilities	17,248,518
Net assets	$307,578,388
Net assets consist of:
Paid-in capital	$540,949,827
Accumulated undistributed net investment income	639,071
Accumulated net realized loss	(157,323,604)
Net unrealized depreciation	(76,686,906)
$307,578,388
Net assets attributable to:
Class III shares	$73,730,254
Class IV shares	$233,848,134
Shares outstanding:
Class III	12,124,156
Class IV	38,379,005
Net asset value per share:
Class III	$6.08
Class IV	$6.09

See accompanying notes to the financial statements.

10

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$12,880,241
Interest	4,197,059
Dividends	107,702
Total investment income	17,185,002
Expenses:
Management fee (Note 3)	1,769,661
Shareholder service fee – Class III (Note 3)	153,490
Shareholder service fee – Class IV (Note 3)	605,538
Custodian, fund accounting agent and transfer agent fees	331,240
Audit and tax fees	81,605
Legal fees	35,063
Trustees fees and related expenses (Note 3)	15,797
Registration fees	1,380
Miscellaneous	9,751
Total expenses	3,003,525
Fees and expenses reimbursed by Manager (Note 3)	(436,056)
Expense reductions (Note 2)	(165)
Indirectly incurred fees waived or borne by Manager (Note 3)	(94,529)
Shareholder service fee waived (Note 3)	(22,305)
Net expenses	2,450,470
Net investment income (loss)	14,734,532
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,078,227
Investments in affiliated issuers	(80,421,086)
Realized gains distributions from affiliated issuers (Note 8)	753,610
Closed futures contracts	(2,302,070)
Closed swap contracts	(17,888,081)
Written options	(2,242,470)
Foreign currency, forward contracts and foreign currency related transactions	(8,254,415)
Net realized gain (loss)	(109,276,285)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,218,091)
Investments in affiliated issuers	(9,108,148)
Open futures contracts	(526,001)
Open swap contracts	(2,731,519)
Foreign currency, forward contracts and foreign currency related transactions	(3,685,506)
Net unrealized gain (loss)	(22,269,265)
Net realized and unrealized gain (loss)	(131,545,550)
Net increase (decrease) in net assets resulting from operations	$(116,811,018)

See accompanying notes to the financial statements.

11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$14,734,532	$50,658,808
Net realized gain (loss)	(109,276,285)	(7,666,110)
Change in net unrealized appreciation (depreciation)	(22,269,265)	(78,741,185)
Net increase (decrease) in net assets from operations	(116,811,018)	(35,748,487)
Distributions to shareholders from:
Net investment income
Class III	(16,448,556)	(12,275,863)
Class IV	(65,811,675)	(99,097,283)
Total distributions from net investment income	(82,260,231)	(111,373,146)
Net share transactions (Note 7):
Class III	(14,545,995)	(45,249,825)
Class IV	(622,725,935)	(1,033,993,070)
Increase (decrease) in net assets resulting from net share transactions	(637,271,930)	(1,079,242,895)
Redemption fees (Notes 2 and 7):
Class III	109,302	—
Class IV	514,084	—
Increase in net assets resulting from redemption fees	623,386	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(636,648,544)	(1,079,242,895)
Total increase (decrease) in net assets	(835,719,793)	(1,226,364,528)
Net assets:
Beginning of period	1,143,298,181	2,369,662,709
End of period (including accumulated undistributed net investment income of $639,071 and $42,886,045, respectively)	$307,578,388	$1,143,298,181

See accompanying notes to the financial statements.

12

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$9.42		$10.49		$10.32	$10.35	$10.40
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.37		0.43	0.15	0.18
Net realized and unrealized gain (loss)	(2.08)		(0.63)		0.27	0.17	0.24
Total from investment operations	(1.81)		(0.26)		0.70	0.32	0.42
Less distributions to shareholders:
From net investment income	(1.53)		(0.81)		(0.53)	(0.35)	(0.25)
From net realized gains	—		—		—	—	(0.22)
Total distributions	(1.53)		(0.81)		(0.53)	(0.35)	(0.47)
Net asset value, end of period	$6.08		$9.42		$10.49	$10.32	$10.35
Total Return(b)	(20.12)%		(2.56)%		6.85%	3.10%	4.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$73,730		$125,506		$187,045	$148,476	$1,216,251
Net expenses to average daily net assets(c)	0.39	%(d)	0.39	%(d)	0.39%	0.39%	0.39%
Net investment income to average daily net assets(a)	3.20%		3.70%		4.11%	1.40%	1.77%
Portfolio turnover rate	22%		44%		72%	62%	108%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.08%		0.06%		0.06%	0.06%	0.07%
Redemption fees consisted of the following per share amounts:†	$0.01		—		—	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$9.44		$10.50		$10.33	$10.46
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.17		0.36		0.45	0.23
Net realized and unrealized gain (loss)	(1.99)		(0.61)		0.26	(0.01	)(c)
Total from investment operations	(1.82)		(0.25)		0.71	0.22
Less distributions to shareholders:
From net investment income	(1.53)		(0.81)		(0.54)	(0.35)
Total distributions	(1.53)		(0.81)		(0.54)	(0.35)
Net asset value, end of period	$6.09		$9.44		$10.50	$10.33
Total Return(d)	(20.23)%		(2.42)%		6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$233,848		$1,017,792		$2,182,618	$2,618,011
Net expenses to average daily net assets(e)	0.34	%(f)	0.34	%(f)	0.34%	0.34	%*
Net investment income to average daily net assets(b)	1.89%		3.60%		4.33%	2.16	%(g)
Portfolio turnover rate	22%		44%		72%	62	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.08%		0.06%		0.06%	0.07	%*
Redemption fees consisted of the following per share amounts:†	$0.01		—		—	—

(a)  Period from July 26, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

14

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index). The Fund typically invests in bonds included in the Barclays Capital U.S. Aggregate Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; to a significant extent in credit default swaps; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 26.41% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund.

16

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $212,552 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In addition, the Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR rate or U.S. Treasury yield. The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors. The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$9,619,580	$34,695
Level 2 - Other Significant Observable Inputs	254,774,147	—
Level 3 - Significant Unobservable Inputs	54,853,194	—
Total	$319,246,921	$34,695

*  Other financial instruments include futures contracts.

17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(326,193)
Level 2 - Other Significant Observable Inputs	—	(13,846,588)
Level 3 - Significant Unobservable Inputs	—	(2,225,744)
Total	$—	$(16,398,525)

**  Other financial instruments include futures contracts and swap agreements.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$33,957,631	$—
Accrued discounts/premiums	2,355,287	—
Realized gain (loss)	100,157	—
Realized gain distributions received	162,394	—
Realized gain distributions paid	(212,552)	—
Change in unrealized appreciation/depreciation	(3,857,035)	(1,119,082)
Net purchases (sales)	20,802,815	—
Net transfers in and/or out of Level 3	1,544,497	(1,106,662)
Balance as of February 28, 2009	$54,853,194	$(2,225,744)

***  Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

For the year ended February 28, 2009, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts		Premiums
Outstanding, beginning of year	$—	$—		—	$—
Options written	—	—	JPY	(9,302,000,000)	(870,449)
Options exercised	—	—	JPY	9,302,000,000	870,449
Options expired	—	—		—	—
Options sold	—	—		—	—
Outstanding, end of year	$—	$—		—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, foreign currency transactions, derivative contract transactions, partnership interest tax allocations, post-October capital losses and differing treatment for security transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$111,050,815	$3,961,632	$(115,012,447)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$82,260,231	$111,373,146
Total distributions	$82,260,231	$111,373,146

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$6,483,643

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $16,579,574.

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Such losses expire as follows:

2/28/2014	$(34,693,380)
2/28/2015	(2,795,728)
2/29/2016	(33,008,915)
2/28/2017	(59,218,431)
Total	$(129,716,454)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$405,611,711	$3,420,726	$(89,785,516)	$(86,364,790)

Utilization of the capital loss carryforwards, post-October capital losses and future losses, if any, realized subsequent to February 28, 2009 could be subject to limitations imposed by the Code related to share ownership activity.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.89% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class's net assets on the share transaction date. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.018%	0.003%	0.007%	0.028%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $15,337 and $5,067, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$49,231,572	$45,252,051
Investments (non-U.S. Government securities)	104,049,747	877,279,607

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 72.68% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.02% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 40.80% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,083	$29,086	7,093,489	$73,135,418
Shares issued to shareholders in reinvestment of distributions	2,426,853	16,389,522	1,115,417	10,882,545
Shares repurchased	(3,624,307)	(30,964,603)	(12,715,568)	(129,267,788)
Redemption fees	—	109,302	—	—
Net increase (decrease)	(1,193,371)	$(14,436,693)	(4,506,662)	$(45,249,825)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	564,334	$5,000,000	12,016,620	$125,053,877
Shares issued to shareholders in reinvestment of distributions	9,197,631	65,811,675	10,145,742	99,097,283
Shares repurchased	(79,246,156)	(693,537,610)	(122,110,610)	(1,258,144,230)
Redemption fees	—	514,084	—	—
Net increase (decrease)	(69,484,191)	$(622,211,851)	(99,948,248)	$(1,033,993,070)

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$—	$9,636,024	$—	$—		$—	$9,619,580
GMO Emerging Country Debt Fund, Class IV	37,549,507	1,731,782	30,736,024	1,190,723		541,058
GMO Short- Duration Collateral Fund	780,181,577	77,330,341	643,132,208	11,689,518	◆	—	136,464,740
GMO Special Purpose Holding Fund	118,261	—	—	—		212,552	68,517
GMO World Opportunity Overlay Fund	232,656,595	5,800,000	163,200,000	—		—	52,729,622
Totals	$1,050,505,940	$94,498,147	$837,068,232	$12,880,241		$753,610	$198,882,459

◆  The Fund received total distributions in the amount of $31,213,684, of which $19,524,166 was a return of capital.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

32

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$811.70	$1.93
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class IV
1) Actual	0.37%	$1,000.00	$811.50	$1.66
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86

*  Expenses are calculated using each Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $13,628,614 or if determined to be different, the qualified interest income of such year.

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Bond Fund returned -22.8% for the fiscal year ended February 28, 2009, as compared to the -1.9% return for the JPMorgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 20.9%. Exposures to SDCF and WOOF were by far the largest negative contributors during the fiscal year, followed by negative contributions from developed interest-rate strategies, exposure to emerging country debt via ECDF, and currency selection.

Nearly 80% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds primarily invest in asset-backed securities. The positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held indirectly in the Global Bond Fund via holdings of SDCF and WOOF. Such ABS exposure contributed (17.65%) to the Fund's performance. To increase flexibility, the Fund began holding more cash assets directly. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate and currency strategies. Given the unhealthy market conditions for interest-rates and currencies, characterized by poor liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions in interest rates and currencies starting in October.

In interest-rate strategies, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

GMO Global Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

Currency contribution was concentrated before positions were suspended in October. Negative relative currency performance during this time came mainly from the Fund's Swedish krona, Norwegian krone, New Zealand dollar, and yen positions.

A small exposure to emerging country debt also detracted value as spread widening on the asset class contributed negatively, as did negative contributions from both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

This page has been left blank intentionally.

GMO Global Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.0%
Short-Term Investments	6.1
Options Purchased	1.8
Loan Participations	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Futures	(0.0)
Written Options	(0.7)
Swaps	(1.0)
Forward Currency Contracts	(3.4)
Other	2.9
100.0%
Country / Region Summary**	% of Investments
Japan	34.7%
Euro Region***	32.7
United States	20.5
United Kingdom	7.3
Emerging****	3.3
Canada	1.7
Australia	(0.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

****  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Philippines, Russia, Venezuela, Brazil, Argentina, Colombia, Uruguay, Mexico, Ivory Coast, and Vietnam. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

1

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 16.8%
		Canada — 0.7%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	1,752,861
		France — 2.3%
		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,187,318
		Germany — 2.7%
		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34	7,056,297
		Japan — 2.9%
		Foreign Government Obligations
JPY	700,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	7,540,950
		United Kingdom — 2.1%
		Foreign Government Obligations
GBP	4,000,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	5,568,925
		United States — 6.1%
		U.S. Government
USD	7,104,768	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	7,009,294
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,864,445
		Total United States	15,873,739
		TOTAL DEBT OBLIGATIONS (COST $47,830,810)	43,980,090

See accompanying notes to the financial statements.

2

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 81.6%
	United States — 81.6%
	Affiliated Issuers
1,322,529	GMO Emerging Country Debt Fund, Class III	7,736,793
9,323,457	GMO Short-Duration Collateral Fund	159,431,112
45,838	GMO Special Purpose Holding Fund (c) (d)	33,462
2,522,448	GMO World Opportunity Overlay Fund	46,286,913
	Total United States	213,488,280
	TOTAL MUTUAL FUNDS (COST $290,221,048)	213,488,280
	SHORT-TERM INVESTMENTS — 3.0%
	Money Market Funds — 3.0%
7,889,087	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	7,889,087
	TOTAL SHORT-TERM INVESTMENTS (COST $7,889,087)	7,889,087
	TOTAL INVESTMENTS — 101.4% (Cost $345,940,945)	265,357,457
	Other Assets and Liabilities (net) — (1.4%)	(3,651,195)
	TOTAL NET ASSETS — 100.0%	$261,706,262

See accompanying notes to the financial statements.

3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/31/09	AUD	800,000	$510,519	$(8,681)
4/07/09	CAD	5,000,000	3,930,059	(184,152)
3/10/09	EUR	60,000,000	76,061,482	(6,342,518)
4/14/09	GBP	4,500,000	6,441,483	(155,517)
3/17/09	JPY	5,433,700,000	55,689,692	(3,904,728)
			$142,633,235	$(10,595,596)
Sales
4/07/09	CAD	2,300,000	$1,807,827	$49,528
3/10/09	EUR	10,900,000	13,817,836	1,427,424
			$15,625,663	$1,476,952

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/21/09	EUR	1,200,000	SEK	12,960,000	$(82,149)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 10 Yr.	March 2009	$289,155	$(2,263)
7	Australian Government Bond 3 Yr.	March 2009	482,730	1,369
20	Canadian Government Bond 10 Yr.	June 2009	1,947,178	(16,767)
172	Euro BOBL	March 2009	25,466,412	219,233
181	Euro Bund	March 2009	28,614,007	71,081
300	Federal Funds 30 day	March 2009	124,716,226	(1,512)

See accompanying notes to the financial statements.

4

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
51	Japanese Government Bond 10 Yr. (TSE)	March 2009	$72,898,203	$47,840
35	U.S. Long Bond (CBT)	March 2009	4,361,328	(168,808)
44	U.S. Treasury Note 10 Yr. (CBT)	June 2009	5,281,375	(44,820)
135	U.S. Treasury Note 5 Yr. (CBT)	June 2009	15,739,102	(39,428)
79	U.S. Treasury Note 2 Yr. (CBT)	June 2009	17,112,141	(10,112)
37	UK Gilt Long Bond	June 2009	6,314,460	(86,864)
			$303,222,317	$(31,051)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank	(Pay)	1.70%	1.86%	Republic	N/A		$123,788
							of Italy
15,000,000	USD	3/20/2019	Deutsche Bank	Receive	1.66%	1.81%	Republic of Italy	15,000,000	USD	(154,293)
										$(30,505)
								Premiums to (Pay) Receive		$—

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Underlying investment represents interests in defaulted securities.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $55,719,897) (Note 2)	$51,869,177
Investments in affiliated issuers, at value (cost $290,221,048) (Notes 2 and 8)	213,488,280
Cash	5,294,000
Dividends and interest receivable	420,024
Unrealized appreciation on open forward currency contracts (Note 2)	1,476,952
Receivable for variation margin on open futures contracts (Note 2)	35,123
Receivable for open swap contracts (Note 2)	123,788
Receivable for expenses reimbursed by Manager (Note 3)	8,985
Total assets	272,716,329
Liabilities:
Payable to affiliate for (Note 3):
Management fee	38,846
Shareholder service fee	30,668
Trustees and Chief Compliance Officer of GMO Trust fees	869
Unrealized depreciation on open forward currency contracts (Note 2)	10,677,745
Payable for open swap contracts (Note 2)	154,293
Accrued expenses	107,646
Total liabilities	11,010,067
Net assets	$261,706,262
Net assets consist of:
Paid-in capital	$370,428,961
Accumulated undistributed net investment income	(406,766)
Accumulated net realized loss	(18,436,172)
Net unrealized depreciation	(89,879,761)
$261,706,262
Net assets attributable to:
Class III shares	$261,706,262
Shares outstanding:
Class III	41,336,295
Net asset value per share:
Class III	$6.33

See accompanying notes to the financial statements.

7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$10,962,957
Dividends	85,521
Interest	235,986
Total investment income	11,284,464
Expenses:
Management fee (Note 3)	591,744
Shareholder service fee – Class III (Note 3)	467,166
Custodian, fund accounting agent and transfer agent fees	138,133
Audit and tax fees	67,162
Legal fees	10,408
Trustees fees and related expenses (Note 3)	8,586
Registration fees	6,208
Miscellaneous	4,350
Total expenses	1,293,757
Fees and expenses reimbursed by Manager (Note 3)	(34,530)
Expense reductions (Note 2)	(1,953)
Indirectly incurred fees waived or borne by Manager (Note 3)	(37,784)
Shareholder service fee waived (Note 3)	(13,391)
Net expenses	1,206,099
Net investment income (loss)	10,078,365
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	948,086
Investments in affiliated issuers	(8,404,504)
Realized gains distributions from affiliated issuers (Note 8)	312,612
Closed futures contracts	11,405,798
Closed swap contracts	3,287,785
Written options	(920,150)
Foreign currency, forward contracts and foreign currency related transactions	(3,294,403)
Net realized gain (loss)	3,335,224
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,862,279)
Investments in affiliated issuers	(60,236,285)
Open futures contracts	(3,574,999)
Open swap contracts	(2,574,033)
Foreign currency, forward contracts and foreign currency related transactions	(20,601,342)
Net unrealized gain (loss)	(90,848,938)
Net realized and unrealized gain (loss)	(87,513,714)
Net increase (decrease) in net assets resulting from operations	$(77,435,349)

See accompanying notes to the financial statements.

8

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,078,365	$12,741,125
Net realized gain (loss)	3,335,224	10,424,511
Change in net unrealized appreciation (depreciation)	(90,848,938)	(3,353,820)
Net increase (decrease) in net assets from operations	(77,435,349)	19,811,816
Distributions to shareholders from:
Net investment income
Class III	(19,772,881)	(23,714,054)
Net share transactions (Note 7):
Class III	20,286,078	157,195,473
Redemption fees (Notes 2 and 7):
Class III	13,923	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	20,300,001	157,195,473
Total increase (decrease) in net assets	(76,908,229)	153,293,235
Net assets:
Beginning of period	338,614,491	185,321,256
End of period (including accumulated undistributed net investment income of $406,767 and $403,110, respectively)	$261,706,262	$338,614,491

See accompanying notes to the financial statements.

9

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$8.70		$8.92		$8.53	$9.11	$8.73
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25		0.42		0.38	0.18	0.21
Net realized and unrealized gain (loss)	(2.11)		0.11		0.38	(0.57)	0.63
Total from investment operations	(1.86)		0.53		0.76	(0.39)	0.84
Less distributions to shareholders:
From net investment income	(0.51)		(0.75)		(0.37)	(0.19)	(0.46)
Total distributions	(0.51)		(0.75)		(0.37)	(0.19)	(0.46)
Net asset value, end of period	$6.33		$8.70		$8.92	$8.53	$9.11
Total Return(b)	(22.77)%		6.50%		8.99%	(4.33)%	9.52%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$261,706		$338,614		$185,321	$168,324	$170,750
Net expenses to average daily net assets(c)	0.39	%(d)	0.38	%(d)	0.39%	0.37%	0.33%
Net investment income to average daily net assets(a)	3.24%		4.86%		4.33%	2.12%	2.40%
Portfolio turnover rate	35%		20%		22%	20%	38%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%		0.03%		0.06%	0.07%	0.12%
Redemption fees consisted of the following per share amounts:†	$0.00	(e)	—		—	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan Global Government Bond Index. The Fund typically invests in bonds included in the JPMorgan Global Government Bond Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities. The Fund took temporary defensive measures during the last fiscal year.

11

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 40.29% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are

12

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $103,806 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$7,736,793	$339,523
Level 2 - Other Significant Observable Inputs	257,587,202	1,476,952
Level 3 - Significant Unobservable Inputs	33,462	123,788
Total	$265,357,457	$1,940,263

*  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(370,574)
Level 2 - Other Significant Observable Inputs	—	(10,677,745)
Level 3 - Significant Unobservable Inputs	—	(154,293)
Total	$—	$(11,202,612)

**  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$57,756	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	79,287	—
Realized gain distributions paid	(103,806)	—
Change in unrealized appreciation/depreciation	225	(30,505)
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$33,462	$(30,505)

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended February 28, 2009, the Fund's investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts		Premiums
Outstanding, beginning of year	$—	$—		$—	$—
Options written	—	—	JPY	(3,817,000,000)	(357,184)
Options exercised	—	—	JPY	3,817,000,000	357,184
Options expired	—	—		—	—
Options sold	—	—		—	—
Outstanding, end of year	$—	$—		$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, net operating losses, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$8,884,640	$(7,770,825)	$(1,113,815)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$19,772,881	$23,714,054
Total distributions	$19,772,881	$23,714,054

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $7,106,783.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(7,601,799)
2/28/2014	(7,575,780)
2/28/2015	(269,796)
2/28/2017	(4,412,277)
Total	$(19,859,652)

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$347,291,501	$33,462	$(81,967,506)	$(81,934,044)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity.

21

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.97% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors

22

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

23

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.017%	0.004%	0.007%	0.028%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $7,524 and $2,173, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$11,563,370	$3,000,000
Investments (non-U.S. Government securities)	118,766,166	99,877,534

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 64.29% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

24

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 31.30% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,411,603	$12,089,225	15,937,195	$139,052,495
Shares issued to shareholders in reinvestment of distributions	2,363,492	19,546,079	2,820,633	23,399,087
Shares repurchased	(1,373,474)	(11,349,226)	(606,251)	(5,256,109)
Redemption fees	—	13,923	—	—
Net increase (decrease)	2,401,621	$20,300,001	18,151,577	$157,195,473

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,885,128	$2,400,195	$—	$891,388		$208,806	$7,736,793
GMO Short-Duration Collateral Fund	241,749,211	69,343,808	85,200,000	10,071,569	◆	—	159,431,112
GMO Special Purpose Holding Fund	57,756	—	—	—		103,806	33,462
GMO World Opportunity Overlay Fund	66,066,597	9,600,000	11,100,000	—		—	46,286,913
Totals	$317,758,692	$81,344,003	$96,300,000	$10,962,957		$312,612	$213,488,280

◆  The Fund received total distributions in the amount of $30,745,194, of which $20,673,625 was a return of capital.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

26

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.42%	$1,000.00	$810.50	$1.89
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Alternative Asset Opportunity Fund returned -33.7% for the fiscal year ended February 28, 2009, as compared to -27.1% for the Alternative Asset Opportunity (50% Dow Jones-AIG Commodity Index / 50% JPMorgan U.S. 3 Month Cash Index) Index.

The Fund underperformed its benchmark, the Alternative Asset Opportunity Index (50% Dow Jones-AIG Commodity Index / 50% JPMorgan U.S. 3 Month Cash Index), by 6.6% during the fiscal year.

Commodity prices fell broadly during the fiscal year: energy commodity prices fell the most, by 54% to 64%, followed by grain commodity prices, which fell by 27% to 58%. Metal, soft, and meat commodity prices also fell, by 6% to 60%, 2% to 57%, and 16% to 25%, respectively.

Losses from the Fund's exposure to the GMO Short Duration Collateral Fund (SDCF), which invests primarily in asset-backed securities, more than offset gains from commodity performance, as negative momentum in the asset-backed market accelerated during the fiscal year. The SDCF investment collateralizes the commodities positions, which are achieved in the futures markets.

Overall commodity performance was positive during the fiscal year as the Fund correctly positioned for falling prices in cotton, live cattle, lean hog, and soy oil contracts.

Sugar, soy meal, crude oil, and cocoa contracts were the largest negative commodity contributors for the fiscal year, as negative performance came from incorrectly positioning the prices of these contracts.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index As of February 28, 2009

Average Annual Total Returns	
1 Year	Since Inception
	4/11/05
-35.06%	-3.80%

$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
2005
2006
2007
2008
2009
4/11/05
$10,000,000
$11,929,870
$9,809,080
$8,600,480
$7,688,460
$6,745,290
GMO Alternative Asset Opportunity Fund
GMO Alternative Asset Opportunity Index*
S&P 500 Index
JPMorgan U.S. 3 Month Cash Index
Dow Jones-AIG Commodity Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-AIG Commodity Index and 50% JPMorgan U.S. 3 Month Cash Index.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	96.6%
Short-Term Investments	3.4
Swaps	0.3
Futures	0.3
Forward Currency Contracts	0.0
Other	(0.6)
100.0%

(a)  GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 26.7%
	U.S. Government — 26.7%
6,050,154	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b) (c)	5,968,852
	TOTAL DEBT OBLIGATIONS (COST $5,982,086)	5,968,852
	MUTUAL FUNDS — 71.5%
	Affiliated Issuers — 71.5%
936,264	GMO Short-Duration Collateral Fund	16,010,119
	TOTAL MUTUAL FUNDS (COST $21,311,450)	16,010,119
	SHORT-TERM INVESTMENTS— 1.6%
	Money Market Funds — 1.6%
135,371	SSgA USD Liquidity Fund-Class I Stable NAV Shares (c) (d)	135,371
216,563	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	216,563
	TOTAL MONEY MARKET FUNDS (COST $351,934)	351,934
	TOTAL SHORT-TERM INVESTMENTS (COST $351,934)	351,934
	TOTAL INVESTMENTS — 99.8% (Cost $27,645,470)	22,330,905
	Other Assets and Liabilities (net) — 0.2%	57,962
	TOTAL NET ASSETS — 100.0%	$22,388,867

See accompanying notes to the financial statements.

2

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts (c)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
11	Cocoa	May 2009	$265,430	$(38,550)
4	Copper	May 2009	153,850	3,596
4	Crude Oil	April 2009	179,040	9,884
4	Gold 100 OZ	April 2009	377,000	(4,747)
4	Heating Oil	April 2009	212,940	16,364
1	Natural Gas	April 2009	41,980	26
			$1,230,240	$(13,427)
Sales
15	Corn	May 2009	$269,250	$(1,189)
10	Coffee "C"	May 2009	419,625	18,027
17	Cotton No. 2	May 2009	367,710	31,481
28	Lean Hogs	April 2009	682,080	21,128
23	Live Cattle	April 2009	790,510	(914)
3	Silver	May 2009	196,650	15,250
8	Soybean	May 2009	348,800	6,366
5	Soybean Meal	May 2009	134,900	2,465
3	Soybean Oil	May 2009	55,998	(697)
27	Sugar (World)	May 2009	415,195	(8,597)
11	Wheat	May 2009	286,825	503
			$3,967,543	$83,823

See accompanying notes to the financial statements.

3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2009

Swap Agreements (c)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
8,435,866	USD	4/14/2009	Barclays Capital	1 month	Return on DJ-AIG
				T-Bill + 0.19%	Commodity
					Total Return Index (b)	$200,753
$200,753
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or open swap contracts (Note 2).

(b)  Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(c)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(d)  Fund is domiciled in Ireland.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Assets and Liabilities — February 28, 2009

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $6,334,020) (Note 2)	$216,563	$6,104,223	$—	$6,320,786
Investments in affiliated issuers, at value (consolidated cost $21,311,450) (Note 2)	22,264,445	—	(6,254,326)	16,010,119
Dividends and interest receivable	8	18,346	—	18,354
Receivable for open swap contracts (Note 2)	—	200,753		200,753
Receivable for expenses reimbursed by Manager (Note 3)	9,046	7,504	—	16,550
Total assets	22,490,062	6,330,826	(6,254,326)	22,566,562
Liabilities:
Payable for variation margin on open futures contracts (Note 2)	—	7,203		7,203
Payable to affiliate for (Note 3):
Management fee	7,752	—	—	7,752
Shareholder service fee	2,584	—	—	2,584
Trustees and Chief Compliance Officer of GMO Trust fees	67	—	—	67
Accrued expenses	90,792	69,297	—	160,089
Total liabilities	101,195	76,500	—	177,695
Net assets	$22,388,867	$6,254,326	$(6,254,326)	$22,388,867
Shareholders' capital	$22,388,867			$22,388,867
Shares outstanding	1,020,688			1,020,688
Net asset value per share	$21.94			$21.94

See accompanying notes to the financial statements.

5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidating Statement of Operations — For the Year Ended February 28, 2009

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Investment Income:
Dividends from affiliated issuers (Note 8)	$1,004,960	$—	$—	$1,004,960
Dividends	38	19,228	—	19,266
Interest	551	106,595	—	107,146
Total income (loss)	1,005,549	125,823	—	1,131,372
Expenses:
Management fee (Note 3)	132,631	—	—	132,631
Shareholder service fee (Note 3)	44,210	—	—	44,210
Custodian and transfer agent fees	2,703	83,720	—	86,423
Audit and tax fees	92,798	18,473	—	111,271
Legal fees	5,863	2,200	—	8,063
Trustees fees and related expenses (Note 3)	527	—	—	527
Miscellaneous	1,928	6,770	—	8,698
Total expenses	280,660	111,163	—	391,823
Fees and expenses reimbursed by Manager (Note 3)	(103,291)	(111,163)	—	(214,454)
Expense Reduction	(279)			(279)
Net expenses	177,090	—	—	177,090
Net investment income (loss)	828,459	125,823	—	954,282
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	(198,109)	—	(198,109)
Investments in affiliated issuers	(168,878)	—	—	(168,878)
Closed futures contracts	—	1,324,997	—	1,324,997
Closed swap contracts	—	(7,490,504)	—	(7,490,504)
Net realized gain (loss)	(168,878)	(6,363,616)	—	(6,532,494)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	(22,071)	—	(22,071)
Investments in affiliated issuers	(12,114,464)	—	7,818,266	(4,296,198)
Open futures contracts	—	(76,829)	—	(76,829)
Open swap contracts	—	(1,481,573)	—	(1,481,573)
Net unrealized gain (loss)	(12,114,464)	(1,580,473)	7,818,266	(5,876,671)
Net realized and unrealized gain (loss)	(12,283,342)	(7,944,089)	7,818,266	(12,409,165)
Net increase (decrease) in net assets resulting from operations	$(11,454,883)	$(7,818,266)	$7,818,266	$(11,454,883)

See accompanying notes to the financial statements.

6

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$954,282	$2,400,062
Net realized gain (loss)	(6,532,494)	2,207,780
Change in net unrealized appreciation (depreciation)	(5,876,671)	(3,054,525)
Net increase (decrease) in net assets from operations	(11,454,883)	1,553,317
Fund share transactions: (Note 7)
Proceeds from sale of shares	388	3,431,990
Cost of shares repurchased	(131,245)	(145,526,957)
Redemption fees	2,617	—
Net increase (decrease) in Fund share transactions	(128,240)	(142,094,967)
Total increase (decrease) in net assets	(11,583,123)	(140,541,650)
Net assets:
Beginning of period	33,971,990	174,513,640
End of period	$22,388,867	$33,971,990

See accompanying notes to the financial statements.

7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008	2007	2006(a)
Net asset value, beginning of period	$33.11		$28.54	$26.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.93		0.69	1.28	0.73
Net realized and unrealized gain (loss)	(12.10)		3.88 (c)	0.63	0.90
Total from investment operations	(11.17)		4.57	1.91	1.63
Net asset value, end of period	$21.94		$33.11	$28.54	$26.63
Total Return(d)	(33.74)%		16.01%	7.17%	6.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$22,389		$33,972	$174,514	$181,947
Net expenses to average daily net assets(e)	0.60	%(f)	0.60%	0.60%	0.61	%*
Net investment income to average daily net assets(b)	3.24%		2.41%	4.60%	3.12	%*
Portfolio turnover rate	89%		24%	12%	13	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.73%		0.21%	0.12%	0.15	%*
Redemption fees consisted of the following per share amounts:†	$0.00	(g)	—	—	—

(a)  Period from April 11, 2005 (commencement of operations) to February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2009

1.  Organization

GMO Alternative Asset Opportunity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark. The Fund's benchmark is a composite of the Dow Jones-AIG Commodity Index (50%) and the JPMorgan U.S. 3 Month Cash Index (50%). The Fund seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). The Fund's investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through the Fund's investments in a wholly-owned subsidiary company, which, in turn, invests in various commodity-related derivatives. The second component of the Fund's investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. Normally, the Fund gains exposure to fixed income securities indirectly by investing in GMO Short-Duration Collateral Fund.

The Fund directly and indirectly (through underlying funds) invests in asset-backed securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The Fund currently limits subscriptions due to capacity considerations.

9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts (and the related notes when appropriate) of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems it appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 27.47% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("FASB") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$125,090
Level 2 - Other Significant Observable Inputs	22,330,905	200,753
Level 3 - Significant Unobservable Inputs	—	—
Total	$22,330,905	$325,843

*  Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(54,694)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(54,694)

**  Other financial instruments include futures contracts.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (i.e., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes

The Fund has elected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to federal income tax. Instead, each shareholder is required to take into account in determining its tax liability its distributive share of items of Fund income, gain, loss, deduction, credit, and tax preference for each taxable year substantially as though such items have been realized directly by the shareholder and without regard to whether any distribution by the Fund has been or will be received. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$34,963,184	$33,253	$(12,665,532)	$(12,632,279)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.76% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee for cash redemptions is currently 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

Because of the Fund's indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The value of the Fund's investments in commodity-related derivatives may fluctuate more than the relevant underlying commodity or commodity index.

To manage the Fund's cash collateral needs in current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described under Purchases and Redemptions of Fund Shares above.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Because of the Fund's

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with broader range of investments.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

In December, 2007, FASB issued SFAS No. 160, an amendment of Accounting Research Bulletin No. 51, Noncontrolling Interests in Consolidated Financial Statements. SFAS 160 is effective for fiscal years and interim periods beginning on or after December 15, 2008. SFAS 160 requires enhanced disclosures in consolidated financial statements that identifies and distinguishes between the interests of the parent's owners and the interests of the noncontrolling owners of a subsidiary. The Manager is currently evaluating the impact the adoption of SFAS 160 will have on the Fund's financial statements.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.45% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

17

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Short-Duration Collateral Fund. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.003%	0.000%	0.000%	0.003%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $345 and $182, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

The Fund's investments in commodity-related derivatives are generally made through GMO Alternative Asset Opportunity SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$22,812,878	$21,594,001
Investments (non-U.S. Government securities)	158,934	1,294,100

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

18

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2009

6.  Principal shareholders and related parties

As of February 28, 2009, 83.35% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount
Shares sold	15	$388	117,663	$3,431,990
Shares repurchased	(5,333)	(131,245)	(5,206,092)	(145,526,957)
Redemption fees	—	2,617	—	—
Net increase (decrease)	(5,318)	$(128,240)	(5,088,429)	$(142,094,967)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$23,686,705	$158,934	$1,294,100	$1,004,960	◆	$—	$16,010,119
Totals	$23,686,705	$158,934	$1,294,100	$1,004,960		$—	$16,010,119

◆  The Fund received total distributions in the amount of $3,081,304, of which $2,076,344 was a return of capital.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the "Fund") and subsidiary at February 28, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

20

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.61%	$1,000.00	$717.50	$2.60
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using the Fund's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Strategic Fixed Income Fund returned -21.2% for the fiscal year ending on February 28, 2009, as compared to the +3.5% return for the JPMorgan U.S. 3 Month Cash Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 24.7%. Exposures to SDCF and WOOF were by far the largest negative contributors during the fiscal year, followed by negative contributions from developed interest-rate strategies and exposure to emerging country debt via ECDF.

More than 80% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds primarily invest in asset-backed securities. The positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held indirectly in the Strategic Fixed Income Fund via holdings of SDCF and WOOF. Such ABS exposure contributed -18.80% to the Fund's performance. To increase flexibility, the Fund began holding more cash assets directly. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate strategies. Given the unhealthy market conditions for interest-rates, characterized by poor liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions starting in October.

The underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

A small exposure to emerging country debt also detracted value as spread widening on the asset class contributed negatively, as did negative contributions from both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Fixed Income Fund Class III Shares and the JPMorgan U.S. 3 Month Cash Index
As of February 28, 2009

Average Annual Total Returns
1 Year
Since Inception
Class III*
-22.78%
5/31/06
-8.00%
Class VI
-22.67%
5/31/06
-7.93%
$13,500,000
$13,000,000
$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
$9,000,000
$8,500,000
$8,000,000
$7,500,000
2006
2007
2008
2009
5/31/06
$10,000,000
$11,439,340
$11,400,450
$7,950,920
GMO Strategic Fixed Income Fund
JPMorgan U.S. 3 Month Cash Index
JPMorgan U.S. 3 Month Cash Index +**

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI will vary due to different fees.

*  Class III performance information represents Class VI performance from May 31, 2006 to July 13, 2006 and Class III performance thereafter.

**  JPMorgan U.S. 3 Month Cash Index + represents the Barclays Capital U.S. Treasury 1-3 Year Index prior to 9/29/06 and the JPMorgan U.S. 3 Month Cash Index thereafter.

This page has been left blank intentionally.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	87.2%
Short-Term Investments	16.5
Options Purchased	1.8
Loan Participations	0.1
Forward Currency Contracts	0.1
Loan Assignments	0.0
Futures	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Written Options	(0.7)
Swaps	(5.8)
Other	0.8
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 5.2%
		United States — 5.2%
		U.S. Government
	79,096,050	U.S. Treasury Inflation Indexed Bond, 0.88% , due 04/15/10 (a) (b)	78,033,157
	50,000,000	U.S. Treasury Note, 1.13% , due 01/15/12 (a)	49,675,800
		Total United States	127,708,957
		TOTAL DEBT OBLIGATIONS (COST $131,342,098)	127,708,957
		MUTUAL FUNDS — 86.3%
		United States — 86.3%
		Affiliated Issuers
	7,397,456	GMO Emerging Country Debt Fund, Class IV	43,275,117
	96,859,391	GMO Short-Duration Collateral Fund	1,656,295,579
	23,773,633	GMO World Opportunity Overlay Fund	436,246,172
		Total United States	2,135,816,868
		TOTAL MUTUAL FUNDS (COST $2,826,995,466)	2,135,816,868
		OPTIONS PURCHASED — 0.1%
		Options on Futures — 0.1%
USD	1,500,000	U.S. Treasury Bonds Futures 30 Yr. Call, Expires 03/27/09, Strike 129.00	1,476,563
USD	1,500,000	U.S. Treasury Bonds Futures 30 Yr. Call, Expires 03/27/09, Strike 135.00	281,250
			1,757,813
		TOTAL OPTIONS PURCHASED (COST $4,060,687)	1,757,813

See accompanying notes to the financial statements.

2

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 13.3%
	Money Market Funds — 13.3%
87,590,909	State Street Institutional Liquid Reserves Fund-Institutional Class	87,590,909
242,250,003	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	242,250,003
	TOTAL SHORT-TERM INVESTMENTS (COST $329,840,912)	329,840,912
	TOTAL INVESTMENTS — 104.9% (Cost $3,292,239,163)	2,595,124,550
	Other Assets and Liabilities (net) — (4.9%)	(121,475,086)
	TOTAL NET ASSETS — 100.0%	$2,473,649,464

See accompanying notes to the financial statements.

3

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
248	U.S. Treasury Note 10 Yr. (CBT)	June 2009	$29,767,750	$253,069
63	U.S. Treasury Note 2 Yr. (CBT)	June 2009	13,646,391	8,670
66	U.S. Treasury Note 5 Yr. (CBT)	June 2009	7,694,672	18,880
			$51,108,813	$280,619

Written Options

A summary of open written option contracts for the Fund at February 28, 2009 is as follows:

Notional Amount		Expiration Date	Description	Premiums	Market Value
Call	$3,000,000	3/27/2009	USD U.S. Treasury Bonds Futures (30YR), Strike 132.00	$(3,462,750)	$(1,406,250)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Market Value
668,000,000	USD	2/16/2020	Merrill Lynch	Receive	4.54%	3 month LIBOR	$50,465,727
660,000,000	USD	3/5/2020	Citigroup	Receive	4.46%	3 month LIBOR	45,000,945
333,000,000	USD	3/4/2020	Morgan Stanley	Receive	4.53%	3 month LIBOR	24,598,750
192,000,000	USD	3/20/2020	Deutsche Bank AG	Receive	4.31%	3 month LIBOR	10,456,636
800,000,000	USD	3/20/2012	Deutsche Bank AG	(Pay)	3.62%	3 month LIBOR	(18,024,508)
1,398,000,000	USD	3/4/2012	Morgan Stanley	(Pay)	3.92%	3 month LIBOR	(40,561,709)
588,000,000	USD	3/20/2012	Deutsche Bank AG	(Pay)	2.23%	3 month LIBOR	2,451,487
151,000,000	USD	3/20/2020	Deutsche Bank AG	Receive	2.71%	3 month LIBOR	(11,843,681)
2,766,000,000	USD	2/16/2012	Merrill Lynch	(Pay)	3.79%	3 month LIBOR	(75,327,354)
333,000,000	USD	3/20/2020	Deutsche Bank AG	(Pay)	4.72%	3 month LIBOR	(29,475,961)
660,000,000	USD	3/5/2020	Citigroup	(Pay)	4.94%	3 month LIBOR	(71,217,248)

See accompanying notes to the financial statements.

4

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Market Value
333,000,000	USD	3/4/2020	Morgan Stanley	(Pay)	5.00%	3 month LIBOR	$(37,619,628)
668,000,000	USD	2/18/2020	Merrill Lynch	(Pay)	5.10%	3 month LIBOR	(81,948,516)
1,388,000,000	USD	3/20/2012	Deutsche Bank AG	Receive	3.54%	3 month LIBOR	29,143,437
1,398,000,000	USD	3/4/2012	Morgan Stanley	Receive	3.80%	3 month LIBOR	37,341,399
2,766,000,000	USD	2/16/2012	Merrill Lynch	Receive	3.90%	3 month LIBOR	81,307,988
							$(85,252,236)
						Premiums to (Pay) Receive	$2,250,000

#  (Pay) - Fund pays fixed rate and receives variable rate.
Receive - Fund receives fixed rate and pays variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
268,692,139	USD	04/15/2009	Barclays	1.03%	Barclays U.S. Government
			Bank PLC		Inflation Linked 10 Yr
					Total Return Index	$(15,270,516)
272,627,193	USD	04/14/2009	Barclays Bank PLC	1.03%	Barclays U.S. Government Inflation Linked 10 Yr Total Return Index	(19,114,960)
						$(34,385,476)
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

5

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $465,243,697) (Note 2)	$459,307,682
Investments in affiliated issuers, at value (cost $2,826,995,466) (Notes 2 and 8)	2,135,816,868
Dividends and interest receivable	393,604
Receivable for open swap contracts (Note 2)	280,766,369
Receivable for expenses reimbursed by Manager (Note 3)	74,499
Total assets	2,876,359,022
Liabilities:
Payable to affiliate for (Note 3):
Management fee	477,587
Shareholder service fee	115,183
Trustees and Chief Compliance Officer of GMO Trust fees	8,041
Payable for variation margin on open futures contracts (Note 2)	21,443
Payable for open swap contracts (Note 2)	400,404,081
Written options outstanding, at value (premiums $3,462,750) (Note 2)	1,406,250
Accrued expenses	276,973
Total liabilities	402,709,558
Net assets	$2,473,649,464
Net assets consist of:
Paid-in capital	$3,485,675,835
Distributions in excess of net investment income	(68,468,070)
Accumulated net realized loss	(131,393,095)
Net unrealized depreciation	(812,165,206)
$2,473,649,464
Net assets attributable to:
Class III shares	$227,452,665
Class VI shares	$2,246,196,799
Shares outstanding:
Class III	13,094,367
Class VI	129,474,124
Net asset value per share:
Class III	$17.37
Class VI	$17.35

See accompanying notes to the financial statements.

6

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$125,592,034
Interest	11,124,464
Dividends	557,958
Total investment income	137,274,456
Expenses:
Management fee (Note 3)	9,947,921
Shareholder service fee – Class III (Note 3)	267,205
Shareholder service fee – Class VI (Note 3)	2,090,567
Custodian, fund accounting agent and transfer agent fees	489,274
Audit and tax fees	83,736
Legal fees	182,191
Trustees fees and related expenses (Note 3)	109,411
Registration fees	4,168
Miscellaneous	48,858
Total expenses	13,223,331
Fees and expenses reimbursed by Manager (Note 3)	(707,578)
Expense reductions (Note 2)	(34)
Indirectly incurred fees waived or borne by Manager (Note 3)	(282,548)
Shareholder service fee waived (Note 3)	(93,733)
Net expenses	12,139,438
Net investment income (loss)	125,135,018
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(32,170,490)
Investments in affiliated issuers	(257,532,415)
Realized gains distributions from affiliated issuers (Note 8)	1,710,186
Closed futures contracts	(16,185,665)
Closed swap contracts	15,090,043
Written options	(8,905,265)
Foreign currency, forward contracts and foreign currency related transactions	5,211
Net realized gain (loss)	(297,988,395)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,477,014)
Investments in affiliated issuers	(524,404,155)
Open futures contracts	3,460,295
Open swap contracts	(158,821,421)
Written options	2,056,500
Foreign currency, forward contracts and foreign currency related transactions	(3,400)
Net unrealized gain (loss)	(683,189,195)
Net realized and unrealized gain (loss)	(981,177,590)
Net increase (decrease) in net assets resulting from operations	$(856,042,572)

See accompanying notes to the financial statements.

7

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$125,135,018	$119,328,375
Net realized gain (loss)	(297,988,395)	(36,796,389)
Change in net unrealized appreciation (depreciation)	(683,189,195)	(126,139,356)
Net increase (decrease) in net assets from operations	(856,042,572)	(43,607,370)
Distributions to shareholders from:
Net investment income
Class III	(8,839,751)	(5,772,752)
Class VI	(159,237,634)	(97,139,821)
Total distributions from net investment income	(168,077,385)	(102,912,573)
Net realized gains
Class III	—	(344,272)
Class VI	—	(5,909,472)
Total distributions from net realized gains	—	(6,253,744)
Net share transactions (Note 7):
Class III	(688,142)	59,121,073
Class VI	(1,905,410,410)	3,042,002,441
Increase (decrease) in net assets resulting from net share transactions	(1,906,098,552)	3,101,123,514
Redemption fees (Notes 2 and 7):
Class III	190,982	—
Class VI	4,100,512	—
Increase in net assets resulting from redemption fees	4,291,494	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(1,901,807,058)	3,101,123,514
Total increase (decrease) in net assets	(2,925,927,015)	2,948,349,827
Net assets:
Beginning of period	5,399,576,479	2,451,226,652
End of period (including distributions in excess of net investment income of $68,468,070 and $28,882,220, respectively)	$2,473,649,464	$5,399,576,479

See accompanying notes to the financial statements.

8

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$23.60		$25.22		$25.06
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.71		0.78		0.96
Net realized and unrealized gain (loss)	(5.70)		(1.37)		0.34
Total from investment operations	(4.99)		(0.59)		1.30
Less distributions to shareholders:
From net investment income	(1.24)		(0.97)		(1.14)
From net realized gains	—		(0.06)		—
Total distributions	(1.24)		(1.03)		(1.14)
Net asset value, end of period	$17.37		$23.60		$25.22
Total Return(c)	(21.20)%		(2.39)%		5.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$227,453		$277,879		$226,917
Net expenses to average daily net assets(d)	0.40	%(e)	0.38	%(e)	0.39	%*
Net investment income to average daily net assets(b)	3.32%		3.12%		5.96	%*
Portfolio turnover rate	70%		67%		7	%**††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.02		—		—

(a)  Period from July 13, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 through February 28, 2007.

See accompanying notes to the financial statements.

9

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$23.57		$25.22		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.68		0.97		0.76
Net realized and unrealized gain (loss)	(5.64)		(1.55)		0.61
Total from investment operations	(4.96)		(0.58)		1.37
Less distributions to shareholders:
From net investment income	(1.26)		(1.01)		(1.15)
From net realized gains	—		(0.06)		—
Total distributions	(1.26)		(1.07)		(1.15)
Net asset value, end of period	$17.35		$23.57		$25.22
Total Return(c)	(21.09)%		(2.35)%		5.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,246,197		$5,121,698		$2,224,310
Net expenses to average daily net assets(d)	0.30	%(e)	0.29	%(e)	0.29	%*
Net investment income to average daily net assets(b)	3.14%		3.87%		4.01	%*
Portfolio turnover rate	70%		67%		7	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.03%		0.04%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.02		—		—

(a)  Period from May 31, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Strategic Fixed Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan U.S. 3 Month Cash Index. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years. The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities and instruments with similar characteristics. The Fund may seek additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, interest rate options, swaps on interest rates, and other types of derivatives; in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund, and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

11

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities. The Fund took temporary defensive measures during the last fiscal year.

The Fund is not accepting subscriptions.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. The prices provided may differ from the value that would be realized if the securities were

12

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

sold, and the differences could be material. As of February 28, 2009, the total value of these securities represented 32.10% of net assets.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$92,950,917	$280,619
Level 2 - Other Significant Observable Inputs	2,502,173,633	280,766,369
Level 3 - Significant Unobservable Inputs	—	—
Total	$2,595,124,550	$281,046,988

*  Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(401,810,331)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(401,810,331)

**  Other financial instruments include swap agreements and written options.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

13

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under

14

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

For the year ended February 28, 2009, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of year	$—	$—	$—	$—
Options written	—	—	(2,329,460,000)	(20,270,085)
Options exercised	—	—	2,306,600,000	5,905,300
Options expired	—	—	14,360,000	8,053,660
Options sold	—	—	5,500,000	2,848,375
Outstanding, end of year	$—	$—	$(3,000,000)	$(3,462,750)

15

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender has sold the participation in the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. The Fund had no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as

16

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

17

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer

18

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, partnership interest tax allocations, losses on wash sale transactions, post-October capital and currency losses, redemption in-kind transactions, and amortization and accretion of debt securities.

19

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$3,356,517	$159,813,728	$(163,170,245)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$168,077,385	$105,777,934
Net long-term capital gain	—	3,388,383
Total distributions	$168,077,385	$109,166,317

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $92,972,393 and post-October currency losses of $6,458,589.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(137,475,668)
Total	$(137,475,668)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,255,159,433	$2,056,500	$(662,091,383)	$(660,034,883)

For the period ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $193,969,130.

20

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.85% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily

21

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the

22

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

23

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.012%	0.002%	0.004%	0.018%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $95,940 and $27,921, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,268,481,020	$2,127,715,739
Investments (non-U.S. Government securities)	167,002,483	1,691,459,512

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 73.00% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust.

24

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 99.8% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	6,706,775	$123,683,482	14,637,641	$354,355,271
Shares issued to shareholders in reinvestment of distributions	400,493	7,025,456	210,515	5,059,119
Shares repurchased	(5,789,615)	(131,397,080)	(12,069,867)	(300,293,317)
Redemption fees	—	190,982	—	—
Net increase (decrease)	1,317,653	$(497,160)	2,778,289	$59,121,073
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	3,935,250	$89,019,736	188,277,166	$4,555,951,605
Shares issued to shareholders in reinvestment of distributions	9,080,584	159,234,461	4,301,787	103,049,293
Shares repurchased	(100,806,037)	(2,153,664,607)	(63,520,875)	(1,616,998,457)
Redemption fees	—	4,100,512	—	—
Net increase (decrease)	(87,790,203)	$(1,901,309,898)	129,058,078	$3,042,002,441

25

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$80,962,232	$2,145,580	$54,104,368	$435,393	$1,710,186	$—
GMO Emerging Country Debt Fund, Class IV	—	58,863,729	10,897,241	4,722,079	—	43,275,117
GMO Short-Duration Collateral Fund	4,314,050,306	20,239,290	1,887,271,509	120,434,562	—	1,656,295,579	◆
GMO World Opportunity Overlay Fund	821,340,094	25,000,000	206,791,804	—	—	436,246,172
Totals	$5,216,352,632	$106,248,599	$2,159,064,922	$125,592,034	$1,710,186	$2,135,816,868

◆  After the effect of return of capital distributions of $245,782,874 for the year ended February 28, 2009.

9.  Subsequent event

On March 19, 2009, the Trustees approved GMO's plan to maximize the amount of cash distributed to shareholders that represents receipts on its portfolio holdings (including shares of the underlying funds) and from dispositions of those holdings. The plan was adopted in light of the requirements of Section 562 (b) of the Code and calls for the Fund to cease operations within 2 years. For purposes of meeting that timetable, the Fund may distribute securities (including shares of the underlying funds) in-kind.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees of the Trust approved a plan to cease operations of the Fund within 2 years (see Note 9).

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

27

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.42%	$1,000.00	$818.10	$1.89
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class VI
1) Actual	0.33%	$1,000.00	$818.40	$1.49
2) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

28

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $60,798,278 or if determined to be different, the qualified interest income of such year.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Investment Fund returned -11.8% for the fiscal year ended February 28, 2009, as compared to +3.5% for the JPMorgan U.S. 3 Month Cash Index. The Fund underperformed the benchmark during the fiscal year by 15.3%.

The fiscal year's underperformance stemmed from price declines in the GMO Short Duration Collateral Fund (SDCF) in which the Fund invests a substantial portion of its total assets. SDCF invests primarily in asset-backed securities.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs. In addition to widening spreads, SDCF's portfolio suffered credit downgrades during the year: SDCF had 123 downgraded securities, representing 27.4% of its market value from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB.

With the extreme price volatility of asset-backed securities during the fiscal year, SDCF underperformed LIBOR by nearly 20%, directly contributing to the Fund's underperformance given its 64% exposure to SDCF during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$10,000,000
$14,794,320
$11,297,990
GMO Short-Duration Investment Fund
JPMorgan U.S. 3 Month Cash Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-13.54%	-0.31%	1.23%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	85.2%
Short-Term Investments	15.1
Forward Currency Contracts	0.0
Swaps	(0.5)
Other	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 23.0%
	U.S. Government Agency — 23.0%
93,333	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.87%, due 10/01/12 (a)	90,082
601,650	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.87%, due 10/01/12 (a)	580,634
503,960	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.07%, due 10/01/11 (a)	487,128
32,947	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.82%, due 05/01/14 (a)	31,292
243,929	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	241,098
	Total U.S. Government Agency	1,430,234
	TOTAL DEBT OBLIGATIONS (COST $1,475,483)	1,430,234
	MUTUAL FUNDS — 63.7%
	Affiliated Issuers — 63.7%
231,576	GMO Short-Duration Collateral Fund	3,959,951
9,192	GMO Special Purpose Holding Fund (a) (b)	6,710
	TOTAL MUTUAL FUNDS (COST $5,430,976)	3,966,661
	SHORT-TERM INVESTMENTS — 13.4%
	Money Market Funds — 13.4%
228,467	State Street Institutional Liquid Reserves Fund-Institutional Class	228,467
607,473	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	607,473
	TOTAL SHORT-TERM INVESTMENTS (COST $835,940)	835,940
	TOTAL INVESTMENTS — 100.1% (Cost $7,742,399)	6,232,835
	Other Assets and Liabilities (net) — (0.1%)	(4,734)
	TOTAL NET ASSETS — 100.0%	$6,228,101

See accompanying notes to the financial statements.

2

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

See accompanying notes to the financial statements.

3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $2,311,423) (Note 2)	$2,266,174
Investments in affiliated issuers, at value (cost $5,430,976) (Notes 2 and 8)	3,966,661
Receivable for investments sold	5,808
Dividends and interest receivable	8,185
Receivable for expenses reimbursed by Manager (Note 3)	8,110
Total assets	6,254,938
Liabilities:
Payable to affiliate for (Note 3):
Management fee	238
Shareholder service fee	716
Trustees and Chief Compliance Officer of GMO Trust fees	6
Accrued expenses	25,877
Total liabilities	26,837
Net assets	$6,228,101
Net assets consist of:
Paid-in capital	$10,424,371
Accumulated undistributed net investment income	749
Accumulated net realized loss	(2,687,455)
Net unrealized depreciation	(1,509,564)
$6,228,101
Net assets attributable to:
Class III shares	$6,228,101
Shares outstanding:
Class III	870,808
Net asset value per share:
Class III	$7.15

See accompanying notes to the financial statements.

4

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$246,431
Interest	31,414
Dividends	1,164
Total investment income	279,009
Expenses:
Management fee (Note 3)	3,479
Shareholder service fee – Class III (Note 3)	10,438
Custodian, fund accounting agent and transfer agent fees	2,191
Audit and tax fees	44,618
Legal fees	185
Trustees fees and related expenses (Note 3)	195
Registration fees	5,501
Miscellaneous	2,483
Total expenses	69,090
Fees and expenses reimbursed by Manager (Note 3)	(54,979)
Net expenses	14,111
Net investment income (loss)	264,898
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(30)
Realized gains distributions from affiliated issuers (Note 8)	20,816
Net realized gain (loss)	20,786
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(41,666)
Investments in affiliated issuers	(1,092,568)
Net unrealized gain (loss)	(1,134,234)
Net realized and unrealized gain (loss)	(1,113,448)
Net increase (decrease) in net assets resulting from operations	$(848,550)

See accompanying notes to the financial statements.

5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$264,898	$531,638
Net realized gain (loss)	20,786	234,625
Change in net unrealized appreciation (depreciation)	(1,134,234)	(393,401)
Net increase (decrease) in net assets from operations	(848,550)	372,862
Distributions to shareholders from:
Net investment income
Class III	(264,963)	(529,051)
Net share transactions (Note 7):
Class III	(34,132)	(23,783,143)
Redemption fees (Notes 2 and 7):
Class III	352	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(33,780)	(23,783,143)
Total increase (decrease) in net assets	(1,147,293)	(23,939,332)
Net assets:
Beginning of period	7,375,394	31,314,726
End of period (including accumulated undistributed net investment income of $749 and $1,079, respectively)	$6,228,101	$7,375,394

See accompanying notes to the financial statements.

6

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.45	$8.93	$8.82	$8.77	$8.75
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30	0.32	0.47	0.27	0.23
Net realized and unrealized gain (loss)	(1.29)	(0.28)	0.11	0.07	(0.01)
Total from investment operations	(0.99)	0.04	0.58	0.34	0.22
Less distributions to shareholders:
From net investment income	(0.31)	(0.52)	(0.47)	(0.29)	(0.20)
Total distributions	(0.31)	(0.52)	(0.47)	(0.29)	(0.20)
Net asset value, end of period	$7.15	$8.45	$8.93	$8.82	$8.77
Total Return(b)	(11.78)%	0.40%	6.62%	3.83%	2.49%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$6,228	$7,375	$31,315	$29,454	$29,607
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income to average daily net assets(a)	3.81%	3.59%	5.21%	3.01%	2.57%
Portfolio turnover rate	4%	5%	12%	17%	101%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.79%	0.60%	0.14%	0.13%	0.10%
Redemption fees consisted of the following per share amounts:	$0.00 (d)	—	—	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Short-Duration Investment Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund seeks to achieve this objective by investing a substantial portion of its assets in GMO Short-Duration Collateral Fund, which primarily invests in high quality U.S. and foreign adjustable rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund invests in high quality fixed income securities. The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 28.30% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $20,816 through SPHF in connection with settlement agreements related to that litigation.

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued debt securities using a specified spread above the LIBOR rate. The Fund also considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	5,036,989	—
Level 3 - Significant Unobservable Inputs	1,195,846	—
Total	$6,232,835	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying funds' summary of valuation inputs, please refer to the respective fund's portfolio valuation note.

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$11,582	$—
Accrued discounts/premiums	(39)	—
Realized gain (loss)	242	—
Realized gain distributions received	15,965	—
Realized gain distributions paid	(20,816)	—
Change in unrealized appreciation/depreciation	(36,868)	—
Net purchases (sales)	(306,741)	—
Net transfers in and/or out of Level 3	1,532,521	—
Balance as of February 28, 2009	$1,195,846	$—

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. The Fund had no indexed securities outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, partnership interest tax allocations and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(265)	$1,647,187	$(1,646,922)

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$264,963	$529,051
Total distributions	$264,963	$529,051

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$4,142

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(470,429)
2/28/2013	(708)
2/28/2014	(1,377,141)
2/29/2016	(226,383)
Total	$(2,074,661)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,358,586	$6,710	$(2,132,461)	$(2,125,751)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.77% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause

14

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.05% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

15

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.004%	0.000%	0.000%	0.004%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $164 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $237,101 and $367,547, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 55.22% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, 13.64% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 82.51% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	4	$32	55,544	$469,351
Shares issued to shareholders in reinvestment of distributions	23,717	175,909	60,822	528,993
Shares repurchased	(25,867)	(210,073)	(2,751,782)	(24,781,487)
Redemption fees	—	352	—	—
Net increase (decrease)	(2,146)	$(33,780)	(2,635,416)	$(23,783,143)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$5,324,037	$237,101	$—	$246,431	$—	$3,959,951	◆
GMO Special Purpose Holding Fund	11,582	—	—	—	20,816	6,710
Totals	$5,335,619	$237,101	$—	$246,431	$20,816	$3,966,661

◆  After the effect of return of capital distributions of $513,491.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

18

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.21%	$1,000.00	$888.30	$0.98
2) Hypothetical	0.21%	$1,000.00	$1,023.75	$1.05

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $105,108 or if determined to be different, the qualified interest income of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Small/Mid Cap Growth Fund returned -44.3% for the fiscal year ended February 28, 2009, as compared to -44.2% for the Russell 2500 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the Russell 2500 Growth Index. Stock selections within Consumer Discretionary, Financials, and Information Technology added to relative returns while stock selections within Health Care, Energy, and Consumer Staples detracted. Individual names adding to relative returns included overweight positions in Ross Stores, Edwards Lifesciences, and Strayer Education. Individual names detracting from relative returns included overweight positions in Walter Industries, Massey Energy, and Energy Conversion Devices.

Sector selection detracted from returns relative to the Russell 2500 Growth Index. Sector weightings positively impacting relative performance included overweight positions in Consumer Discretionary and Industrials and an underweight in Financials. Sector weightings negatively impacting relative performance included an overweight in Energy and underweight positions in Health Care and Telecommunication Services.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†  The Fund is the successor to the GMO Small/Mid Cap Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.0%
Short-Term Investments	2.6
Futures	(0.3)
Other	(1.3)
100.0%
Industry Sector Summary	% of Equity Investments
Consumer Discretionary	22.6%
Health Care	20.3
Information Technology	18.0
Industrials	16.8
Energy	8.1
Financials	5.1
Consumer Staples	4.6
Materials	4.0
Telecommunication Services	0.3
Utilities	0.2
100.0%

1

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 99.0%
	Consumer Discretionary — 22.4%
500	1-800-FLOWERS.COM, Inc. *	665
1,600	Advance Auto Parts, Inc.	61,200
1,500	Aeropostale, Inc. *	34,785
200	Arbitron, Inc.	2,588
2,300	Big Lots, Inc. *	35,673
100	Brink's Home Security Holdings, Inc. *	2,097
900	Buckle, Inc.	21,357
200	Buffalo Wild Wings, Inc. *	6,174
400	CEC Entertainment, Inc. *	9,340
2,200	Corinthian Colleges, Inc. *	43,340
2,500	Dollar Tree, Inc. *	97,050
1,200	DreamWorks Animation SKG, Inc.-Class A *	23,148
800	Exide Technologies *	2,608
400	Family Dollar Stores, Inc.	10,976
1,200	Finish Line (The), Inc.-Class A	4,980
100	Fuel Systems Solutions, Inc. *	1,981
100	Gymboree Corp. (The) *	2,572
1,100	Hasbro, Inc.	25,179
200	Hibbett Sports, Inc. *	2,804
500	Hillenbrand, Inc.	8,385
600	ITT Educational Services, Inc. *	68,100
100	Jack in the Box, Inc. *	1,944
200	John Wiley and Sons, Inc.-Class A	6,278
100	Jos. A. Bank Clothiers, Inc. *	2,260
1,300	Marvel Entertainment, Inc. *	33,618
200	Matthews International Corp.-Class A	6,948
400	New York & Co., Inc. *	872
400	NutriSystem, Inc.	5,160
700	Panera Bread Co.-Class A *	30,828
200	Papa John's International, Inc. *	4,430
600	PetSmart, Inc.	12,024
200	PF Chang's China Bistro, Inc. *	3,940

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
100	Polaris Industries, Inc.	1,841
200	Pre-Paid Legal Services, Inc. *	6,382
400	Pulte Homes, Inc.	3,672
4,600	Ross Stores, Inc.	135,792
400	Strayer Education, Inc.	67,900
700	True Religion Apparel, Inc. *	7,154
300	Universal Electronics, Inc. *	4,671
2,700	Urban Outfitters, Inc. *	44,928
700	Warnaco Group (The), Inc. *	15,155
500	Wolverine World Wide, Inc.	7,580
	Total Consumer Discretionary	868,379
	Consumer Staples — 4.5%
400	Boston Beer Co., Inc.-Class A *	9,588
900	Cal-Maine Foods, Inc.	20,052
900	Central European Distribution Corp. *	6,003
800	Church & Dwight Co., Inc.	39,136
1,900	Darling International, Inc. *	8,227
600	Dean Foods Co. *	12,270
1,300	Flowers Foods, Inc.	29,003
150	Inter Parfums, Inc.	819
100	JM Smucker Co. (The)	3,712
200	Lancaster Colony Corp.	7,776
400	McCormick & Co., Inc. (Non Voting)	12,540
400	National Beverage Corp. *	3,272
400	NBTY, Inc. *	5,948
400	Nu Skin Enterprises, Inc.-Class A	3,760
200	Pantry, Inc. *	3,092
100	Sanderson Farms, Inc.	3,453
100	USANA Health Sciences, Inc. *	2,003
200	WD-40 Co.	4,922
	Total Consumer Staples	175,576

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — 8.0%
500	Alpha Natural Resources, Inc. *	9,200
800	Arena Resources, Inc. *	17,136
200	Berry Petroleum Co.	1,330
600	BPZ Resources, Inc. *	2,064
300	CARBO Ceramics, Inc.	10,428
1,700	Comstock Resources, Inc. *	51,731
400	Concho Resources Inc. *	7,980
200	Contango Oil & Gas Co. *	7,284
100	Dawson Geophysical Co. *	1,221
400	Encore Acquisition Co. *	8,032
200	Foundation Coal Holdings, Inc.	3,216
1,000	Frontline Ltd.	20,290
200	Golar LNG Ltd.	874
1,100	International Coal Group, Inc. *	1,793
900	James River Coal Co. *	9,891
200	Knightsbridge Tankers Ltd.	2,634
100	Lufkin Industries, Inc.	3,285
400	Mariner Energy, Inc. *	3,700
1,000	McMoRan Exploration Co. *	4,590
400	Oil States International, Inc. *	5,328
600	Patriot Coal Corp. *	2,190
2,000	Patterson-UTI Energy, Inc.	17,180
1,900	Petrohawk Energy Corp. *	32,338
100	Petroleum Development Corp. *	1,210
500	Petroquest Energy, Inc. *	1,620
100	PHI, Inc. *	872
600	RPC, Inc.	3,498
200	St. Mary Land & Exploration Co.	2,716
300	Superior Energy Services, Inc. *	3,957
100	T-3 Energy Services, Inc. *	1,101
100	Tidewater, Inc.	3,532
1,000	Unit Corp. *	21,370
200	USEC, Inc. *	1,006
1,600	W&T Offshore, Inc.	12,880

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009
Shares	Description	Value ($)
	Energy — continued
1,200	Walter Industries, Inc.	21,804
500	Whiting Petroleum Corp. *	11,650
	Total Energy	310,931
	Financials — 5.1%
700	Brown & Brown, Inc.	11,809
600	Capitol Federal Financial	22,218
400	Cash America International, Inc.	5,760
200	Cohen & Steers, Inc.	1,798
100	Digital Realty Trust, Inc. REIT	2,989
1,500	Eaton Vance Corp.	25,950
1,200	EZCORP, Inc.-Class A *	12,336
1,200	Federated Investors Inc.-Class B	22,632
300	First Cash Financial Services, Inc. *	4,098
100	First Financial Bankshares, Inc.	4,302
100	GAMCO Investors, Inc.-Class A	2,900
100	Greenhill & Co., Inc.	6,460
200	Health Care REIT, Inc.	6,154
100	Home Properties, Inc. REIT	2,654
200	Inland Real Estate Corp. REIT	1,560
200	Interactive Brokers Group, Inc.-Class A *	2,810
500	Knight Capital Group, Inc.-Class A *	8,795
200	Nationwide Health Properties, Inc. REIT	4,052
200	Omega Healthcare Investors, Inc. REIT	2,626
400	optionsXpress Holdings, Inc.	3,948
600	Oritani Financial Corp. *	6,486
1,000	SEI Investments Co.	11,840
200	SVB Financial Group *	3,270
400	Waddell and Reed Financial, Inc.	5,648
200	Westamerica Bancorporation	7,974
400	World Acceptance Corp. *	5,864
	Total Financials	196,933

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — 20.1%
200	Abaxis, Inc. *	3,128
500	Abiomed, Inc. *	3,405
100	Abraxis Bioscience, Inc. *	5,854
300	Acorda Therapeutics, Inc. *	6,600
200	Albany Molecular Research, Inc. *	1,734
700	Allos Therapeutics *	3,948
500	Almost Family, Inc. *	10,145
100	Amedisys, Inc. *	3,271
500	American Medical Systems Holdings, Inc. *	5,175
100	AMN Healthcare Services, Inc. *	651
400	Auxilium Pharmaceuticals, Inc. *	10,988
100	Beckman Coulter, Inc.	4,484
100	Bio-Rad Laboratories, Inc. *	5,570
400	Bruker Corp. *	1,684
200	CardioNet, Inc. *	5,000
300	Catalyst Health Solutions, Inc. *	6,324
200	Centene Corp. *	3,396
600	Cephalon, Inc. *	39,354
100	Chemed Corp.	3,981
400	CorVel Corp. *	7,544
300	Cougar Biotechnology, Inc. *	7,509
700	CryoLife, Inc. *	3,535
100	Cubist Pharmaceuticals, Inc. *	1,421
700	Cyberonics, Inc. *	9,415
100	Dionex Corp. *	4,679
1,400	Edwards Lifesciences Corp. *	77,854
200	Emergency Medical Services, LP *	6,124
1,800	Emergent Biosolutions, Inc. *	34,758
100	Ensign Group, Inc. (The)	1,323
900	eResearchTechnology, Inc. *	4,365
200	Exactech, Inc. *	2,756
400	Gentiva Health Services, Inc. *	6,932
300	Haemonetics Corp. *	16,014
300	Healthways, Inc. *	2,733

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
100	Hill-Rom Holdings, Inc.	982
100	Immucor, Inc. *	2,244
200	ISIS Pharmaceuticals, Inc. *	2,572
100	Kendle International, Inc. *	1,870
200	Kensey Nash Corp. *	3,812
100	Landauer, Inc.	5,001
700	LHC Group, Inc. *	13,951
700	Lincare Holdings, Inc. *	14,749
1,200	Luminex Corp. *	19,920
200	Martek Biosciences Corp.	3,746
800	Medicines Co. *	9,816
100	Medivation, Inc. *	1,667
1,200	Merit Medical Systems, Inc. *	13,368
800	Momenta Pharmaceuticals, Inc. *	7,680
700	Myriad Genetics, Inc. *	55,195
400	Natus Medical, Inc. *	3,132
300	Noven Pharmaceuticals, Inc. *	2,439
700	NPS Pharmaceuticals, Inc. *	3,185
600	Omnicare, Inc.	15,558
700	Owens & Minor, Inc.	23,597
600	PAREXEL International Corp. *	5,502
100	PDL BioPharma, Inc.	587
700	PerkinElmer, Inc.	9,016
1,200	Perrigo Co.	24,108
200	Pharmaceutical Product Development, Inc.	4,798
400	Rigel Pharmaceuticals, Inc. *	2,096
1,000	Savient Pharmaceuticals, Inc. *	4,320
1,000	Sequenom, Inc. *	14,630
1,800	Steris Corp.	41,508
800	Techne Corp.	39,080
6,000	Tenet Healthcare Corp. *	6,660
1,800	Thoratec Corp. *	41,112
2,300	Valeant Pharmaceuticals International *	40,020
200	Varian, Inc. *	4,526

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
100	Vertex Pharmaceuticals, Inc. *	3,023
500	Volcano Corp. *	7,480
200	Watson Pharmaceuticals, Inc. *	5,654
200	WellCare Health Plans, Inc. *	1,806
100	Young Innovations, Inc.	1,600
400	Zoll Medical Corp. *	5,500
	Total Health Care	779,164
	Industrials — 16.6%
100	Acuity Brands, Inc.	2,292
100	Aerovironment, Inc. *	3,122
600	American Ecology Corp.	9,420
200	Applied Industrial Technologies, Inc.	3,224
100	Applied Signal Technology, Inc.	1,912
200	Argon ST, Inc. *	3,402
100	Axsys Technologies, Inc. *	3,321
100	AZZ, Inc. *	2,024
100	Badger Meter, Inc.	2,510
1,100	Beacon Roofing Supply, Inc. *	12,067
700	Brink's Co. (The)	16,709
300	CBIZ, Inc. *	2,058
100	Chart Industries, Inc. *	642
100	CIRCOR International, Inc.	2,223
700	Clarcor, Inc.	18,452
400	Clean Harbors, Inc. *	19,432
200	Colfax Corp. *	1,454
200	Copart, Inc. *	5,404
300	Delta Air Lines, Inc. *	1,509
700	Donaldson Co., Inc.	17,087
200	Dun & Bradstreet Corp.	14,794
200	Dynamic Materials Corp.	1,864
400	EMCOR Group, Inc. *	6,164
600	Energy Conversion Devices, Inc. *	13,158
200	ESCO Technologies, Inc. *	6,502

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
200	Exponent, Inc. *	4,494
200	Forward Air Corp.	3,328
100	GATX Corp.	1,827
600	Genesee & Wyoming, Inc.-Class A *	12,534
600	Gorman-Rupp Co.	10,614
600	Graco, Inc.	10,188
200	GrafTech International Ltd. *	1,130
100	Hawaiian Holdings, Inc. *	317
600	Healthcare Services Group, Inc.	9,222
400	Heartland Express, Inc.	4,948
200	Herman Miller, Inc.	2,016
400	HUB Group Inc.-Class A *	7,184
100	Idex Corp.	1,932
700	II-VI, Inc. *	12,572
2,900	JB Hunt Transport Services, Inc.	59,102
800	Kansas City Southern *	14,152
600	Knight Transportation, Inc.	7,776
600	Knoll, Inc.	3,960
800	Landstar System, Inc.	25,320
200	Lincoln Electric Holdings, Inc.	6,146
300	Lindsay Corp.	7,275
700	MasTec, Inc. *	6,622
700	MSC Industrial Direct Co., Inc.-Class A	21,413
500	Navigant Consulting, Inc. *	6,485
500	Nordson Corp.	12,450
700	Old Dominion Freight Line, Inc. *	15,253
600	Pacer International, Inc.	1,758
300	Pall Corp.	7,131
1,100	Polypore International, Inc. *	5,335
300	Quanex Building Products Corp.	2,103
600	Raven Industries, Inc.	10,908
700	Resources Connection, Inc. *	9,625
200	Robbins & Myers, Inc.	3,226
500	Robert Half International, Inc.	7,685

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
500	Ryder System, Inc.	11,430
200	Sauer-Danfoss, Inc.	1,170
300	Stanley, Inc. *	9,303
200	Sun Hydraulics Corp.	2,652
200	Team, Inc. *	2,624
500	Teledyne Technologies, Inc. *	11,455
500	Tetra Tech, Inc. *	11,200
200	Textainer Group Holdings Ltd.	1,182
300	Titan Machinery, Inc. *	2,769
300	Valmont Industries, Inc.	13,068
1,300	Wabtec Corp.	34,788
300	Waste Connections, Inc. *	7,152
200	Watsco, Inc.	6,866
500	Watson Wyatt Worldwide, Inc.	24,555
1,000	Woodward Governor Co.	17,220
	Total Industrials	644,211
	Information Technology — 17.8%
300	ACI Worldwide, Inc. *	5,358
300	ADTRAN, Inc.	4,332
400	Alliance Data Systems Corp. *	11,840
1,472	Ansys, Inc. *	29,690
300	Blackbaud, Inc.	3,072
100	CACI International, Inc.-Class A *	4,277
200	Cass Information Systems, Inc.	5,162
200	Cogent, Inc. *	2,080
3,800	Compuware Corp. *	22,458
800	CSG Systems International, Inc. *	10,816
500	Digital River, Inc. *	11,960
1,300	Earthlink, Inc. *	8,190
1,700	F5 Networks, Inc. *	34,000
300	Faro Technologies, Inc. *	3,567
3,800	FLIR Systems, Inc. *	77,558
400	Forrester Research, Inc. *	7,336

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
100	Gartner, Inc. *	1,011
1,400	Global Payments, Inc.	42,952
900	Hewitt Associates Inc.-Class A *	26,550
200	Hittite Microwave Corp. *	5,516
1,200	Integral Systems, Inc. *	10,956
800	InterDigital, Inc. *	23,504
500	IXYS Corp.	4,215
200	j2 Global Communications, Inc. *	3,746
900	Jabil Circuit, Inc.	3,726
800	Mantech International Corp.-Class A *	41,736
1,400	Micrel, Inc.	9,310
600	Microsemi Corp. *	6,066
200	Multi-Fineline Electronix, Inc. *	2,854
200	National Instruments Corp.	3,446
100	NCI, Inc. *	2,720
300	Net 1 UEPS Technologies, Inc. *	4,341
100	Netlogic Microsystems, Inc. *	2,371
100	Opnet Technologies, Inc. *	916
1,700	Parametric Technology Corp. *	13,838
600	Pegasystems, Inc.	8,598
200	Pericom Semiconductor Corp. *	1,074
200	Plexus Corp. *	2,570
1,700	PMC-Sierra, Inc. *	8,687
300	Polycom, Inc. *	3,990
200	Power Integrations, Inc.	3,670
300	Progress Software Corp. *	4,782
300	Quality Systems, Inc.	11,613
400	Radiant Systems, Inc. *	1,124
500	Renaissance Learning, Inc.	3,555
500	Rofin-Sinar Technologies, Inc. *	7,325
300	SAIC, Inc. *	5,673
200	Scansource, Inc. *	3,174
700	Semtech Corp. *	8,225
2,600	Silicon Image, Inc. *	6,032

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
300	Silicon Laboratories, Inc. *	6,570
1,900	Skyworks Solutions, Inc. *	12,350
300	Sohu.com, Inc. *	14,820
800	Solera Holdings, Inc. *	16,632
400	STEC, Inc. *	2,256
600	Stratasys, Inc. *	5,460
1,700	Sybase, Inc. *	46,206
200	Synaptics, Inc. *	4,150
800	Syntel, Inc.	16,272
1,400	TeleCommunication Systems, Inc. *	11,550
200	TNS, Inc. *	1,338
600	Tyler Technologies, Inc. *	8,166
800	Volterra Semiconductor Corp. *	6,480
700	Websense, Inc. *	7,812
	Total Information Technology	691,624
	Materials — 4.0%
300	Airgas, Inc.	9,237
100	AptarGroup, Inc.	2,806
300	Balchem Corp.-Class B	6,225
100	Ball Corp.	4,029
400	Calgon Carbon Corp. *	5,860
1,000	Crown Holdings, Inc. *	21,080
600	FMC Corp.	24,258
300	Greif, Inc.-Class A	9,225
200	Headwaters, Inc. *	396
300	Innophos Holdings, Inc.	3,186
100	Koppers Holdings, Inc.	1,336
800	NewMarket Corp.	27,656
100	Quaker Chemical Corp.	563
200	Rock-Tenn Co.-Class A	5,522
100	Schnitzer Steel Industries, Inc.-Class A	2,864
300	ShengdaTech, Inc. *	1,038
100	Silgan Holdings, Inc.	4,906

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Materials — continued
800	Terra Industries, Inc.	20,632
200	Valhi, Inc.	2,498
	Total Materials	153,317
	Telecommunication Services — 0.3%
700	Frontier Communications Corp.	5,040
300	Premiere Global Services, Inc. *	2,508
300	Syniverse Holdings, Inc. *	4,539
	Total Telecommunication Services	12,087
	Utilities — 0.2%
600	CenterPoint Energy, Inc.	6,192
100	Energen Corp.	2,680
	Total Utilities	8,872
	TOTAL COMMON STOCKS (COST $6,045,104)	3,841,094
	SHORT-TERM INVESTMENTS — 2.6%
	Money Market Funds — 2.6%
101,885	State Street Institutional Treasury Money Market Fund-Institutional Class	101,885
	TOTAL SHORT-TERM INVESTMENTS (COST $101,885)	101,885
	TOTAL INVESTMENTS — 101.6% (Cost $6,146,989)	3,942,979
	Other Assets and Liabilities (net) — (1.6%)	(60,614)
	TOTAL NET ASSETS — 100.0%	$3,882,365

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Russell 2000 Mini	March 2009	$77,700	$(11,554)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $6,146,989) (Note 2)	$3,942,979
Receivable for investments sold	57,245
Dividends and interest receivable	2,600
Receivable for collateral on open futures contracts (Note 2)	11,000
Receivable for expenses reimbursed by Manager (Note 3)	16,558
Total assets	4,030,382
Liabilities:
Payable for investments purchased	72,096
Payable to affiliate for (Note 3):
Management fee	1,012
Shareholder service fee	489
Trustees and Chief Compliance Officer of GMO Trust fees	15
Payable for variation margin on open futures contracts (Note 2)	1,079
Accrued expenses	73,326
Total liabilities	148,017
Net assets	$3,882,365
Net assets consist of:
Paid-in capital	$8,842,451
Accumulated undistributed net investment income	126
Accumulated net realized loss	(2,744,648)
Net unrealized depreciation	(2,215,564)
$3,882,365
Net assets attributable to:
Class III shares	$3,882,365
Shares outstanding:
Class III	515,176
Net asset value per share:
Class III	$7.54

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends	$53,514
Interest	101
Total investment income	53,615
Expenses:
Management fee (Note 3)	20,454
Shareholder service fee – Class III (Note 3)	9,897
Custodian, fund accounting agent and transfer agent fees	52,413
Audit and tax fees	59,001
Legal fees	106
Trustees fees and related expenses (Note 3)	93
Registration fees	276
Miscellaneous	2,984
Total expenses	145,224
Fees and expenses reimbursed by Manager (Note 3)	(114,766)
Net expenses	30,458
Net investment income (loss)	23,157
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,394,724)
Closed futures contracts	19,951
Net realized gain (loss)	(1,374,773)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,700,305)
Open futures contracts	(11,554)
Net unrealized gain (loss)	(1,711,859)
Net realized and unrealized gain (loss)	(3,086,632)
Net increase (decrease) in net assets resulting from operations	$(3,063,475)

See accompanying notes to the financial statements.

16

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,157	$59,683
Net realized gain (loss)	(1,374,773)	1,071,606
Change in net unrealized appreciation (depreciation)	(1,711,859)	(2,475,643)
Net increase (decrease) in net assets from operations	(3,063,475)	(1,344,354)
Distributions to shareholders from:
Net investment income
Class III	(22,611)	(57,832)
Net realized gains
Class III	—	(3,159,111)
Return of capital
Class III	—	(44,360)
	(22,611)	(3,261,303)
Net share transactions (Note 7):
Class III	(1,236,081)	(12,589,446)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	6,384	79,121
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,229,697)	(12,510,325)
Total increase (decrease) in net assets	(4,315,783)	(17,115,982)
Net assets:
Beginning of period	8,198,148	25,314,130
End of period (including accumulated undistributed net investment income of $126 and $0, respectively)	$3,882,365	$8,198,148

See accompanying notes to the financial statements.

17

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.59	$18.93	$19.67	$21.96	$21.78
Income (loss) from investment operations:
Net investment income (loss)†	0.04	0.06	0.07	0.06	0.03
Net realized and unrealized gain (loss)	(6.05)	(1.79)	0.79	2.93	1.96
Total from investment operations	(6.01)	(1.73)	0.86	2.99	1.99
Less distributions to shareholders:
From net investment income	(0.04)	(0.06)	(0.09)	(0.07)	(0.01)
From net realized gains	—	(3.49)	(1.51)	(5.21)	(1.80)
Return of capital	—	(0.06)	—	—	—
Total distributions	(0.04)	(3.61)	(1.60)	(5.28)	(1.81)
Net asset value, end of period	$7.54	$13.59	$18.93	$19.67	$21.96
Total Return(a)	(44.27)%	(11.74)%	4.86%	14.63%	10.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,882	$8,198	$25,314	$29,804	$38,801
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	0.35%	0.30%	0.38%	0.30%	0.16%
Portfolio turnover rate	127%	118%	109%	87%	110%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.74%	0.48%	0.60%	0.35%	0.26%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.07	$0.03	$0.08	$0.04

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Small/Mid Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, and in companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on

19

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$3,841,094	$—
Level 2 - Other Significant Observable Inputs	101,885	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$3,942,979	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(11,554)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(11,554)

*  Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures

20

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other

21

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

22

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

23

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, derivative contract transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(420)	$(26)	$446

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$22,611	$1,413,260
Net long-term capital gain	—	1,803,683
Total distributions	$22,611	$3,216,943
Tax return of capital	—	44,360
Total distributions	$22,611	$3,261,303

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$126

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $830,507.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(1,886,733)
Total	$(1,886,733)

24

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,185,951	$30,818	$(2,273,790)	$(2,242,972)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

25

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in

26

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $93 and $1, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $8,282,074 and $9,258,901, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 73.57% of the outstanding shares of the Fund were held by five shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 97.01% of the Fund's shares were held by accounts for which the Manager had investment discretion.

27

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,626	$15,144	626	$10,677
Shares issued to shareholders in reinvestment of distributions	1,557	15,161	191,266	3,213,436
Shares repurchased	(91,318)	(1,266,386)	(925,656)	(15,813,559)
Purchase premiums	—	64	—	53
Redemption fees	—	6,320	—	79,068
Net increase (decrease)	(88,135)	$(1,229,697)	(733,764)	$(12,510,325)

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Growth Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

29

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$530.80	$1.75
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Core Equity Fund returned -48.6% for the fiscal year ended February 28, 2009, as compared to -50.2% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country allocation had a slight positive impact on relative performance. This was the result of the overweight in Germany and holding small cash balances in a falling market.

Sector weightings had a strong positive impact on performance relative to the index. During the period, the Fund's underweight to Financials and overweight to Health Care contributed significantly.

Currency allocation also had a strong positive impact on relative performance as the Fund's underweights in the British pound and Australian dollar and overweights in the Japanese yen and Swiss franc added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI EAFE Index returned almost 9% more in local currency terms than in U.S. dollars.

Stock selection had mixed results with the Fund's Financials and Industrials particularly weak. Holdings in British financials Royal Bank of Scotland and HBOS and Dutch financial ING Groep were among the most significant detractors. On the positive side were holdings in European pharmaceuticals GlaxoSmithKline, Sanofi-Aventis, and Novartis, all of which outperformed strongly.

Among GMO's international quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) outperformed strongly. Those selected by quality-adjusted value outperformed slightly, while those with strong momentum underperformed somewhat.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV and VI will vary due to different fees.

†   The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.7%
Short-Term Investments	3.2
Preferred Stocks	0.2
Rights and Warrants	0.0
Forward Currency Contracts	(0.2)
Futures	(0.6)
Other	2.7
100.0%
Country Summary	% of Equity Investments
Japan	28.4%
United Kingdom	21.9
France	12.3
Switzerland	10.2
Germany	6.3
Australia	2.8
Italy	2.5
Hong Kong	2.4
Canada	2.3
Netherlands	2.3
Finland	1.7
Sweden	1.6
Singapore	1.4
Spain	1.2
Denmark	0.7
Belgium	0.6
Norway	0.6
Ireland	0.5
Greece	0.2
Austria	0.1
100.0%

1

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Health Care	17.1%
Financials	13.2
Energy	12.8
Consumer Discretionary	11.6
Consumer Staples	11.4
Materials	8.0
Industrials	7.4
Telecommunication Services	7.1
Utilities	6.3
Information Technology	5.1
100.0%

2

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 94.7%
	Australia — 2.7%
1,089,814	Australia and New Zealand Banking Group Ltd	9,128,312
225,992	BHP Billiton Ltd	4,069,346
1,328,717	BlueScope Steel Ltd	1,861,749
224,165	CSL Ltd	5,184,132
1,530,765	Foster's Group Ltd	5,359,191
2,434,000	Incitec Pivot Ltd	3,315,800
1,918,780	Mirvac Group Ltd	1,017,889
583,865	Origin Energy Ltd	5,040,184
1,037,449	Santos Ltd	10,199,526
2,771,258	Stockland (REIT)	4,746,696
714,351	TABCORP Holdings Ltd	2,894,689
3,367,924	Telstra Corp Ltd	7,590,215
650,743	Woodside Petroleum Ltd	14,810,500
495,796	Woolworths Ltd	8,238,485
	Total Australia	83,456,714
	Austria — 0.1%
71,879	OMV AG	1,872,492
	Belgium — 0.6%
102,100	Belgacom SA	3,323,263
44,625	Colruyt SA	10,116,700
892,761	Dexia	1,859,770
1,316,586	Fortis	2,169,332
	Total Belgium	17,469,065
	Canada — 2.2%
164,200	Agrium Inc	5,700,923
424,300	Bank of Montreal	9,435,189
146,800	Canadian Natural Resources	4,719,478
141,900	Magna International Inc Class A	3,640,635
464,400	National Bank of Canada	13,827,599

See accompanying notes to the financial statements.

3

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — continued
100,900	Petro-Canada	2,227,065
179,000	Potash Corp of Saskatchewan Inc	15,024,068
340,700	Royal Bank of Canada	8,280,494
275,300	Sun Life Financial Inc	4,308,460
	Total Canada	67,163,911
	Denmark — 0.7%
205,248	Novo-Nordisk A/S Class B	9,994,229
247,288	Vestas Wind Systems A/S *	10,767,875
	Total Denmark	20,762,104
	Finland — 1.6%
270,714	Fortum Oyj	4,649,436
230,357	KCI Konecranes Oyj	3,730,690
347,981	Neste Oil Oyj	4,334,636
1,675,632	Nokia Oyj	15,701,209
453,372	Outokumpu Oyj	4,586,489
213,591	Rautaruukki Oyj	3,544,266
683,523	Sampo Oyj Class A	8,989,794
415,098	Tietoenator Oyj	5,176,154
	Total Finland	50,712,674
	France — 11.7%
133,484	Air Liquide SA	9,740,655
195,826	Alstom	9,188,888
1,012,948	ArcelorMittal	19,414,903
694,247	BNP Paribas	22,483,315
208,822	Cap Gemini SA	5,984,552
110,509	Casino Guichard-Perrachon SA	6,827,385
84,390	Cie de Saint-Gobain	1,925,117
177,294	Essilor International SA	6,118,786
1,249,621	France Telecom SA	27,926,243
778,752	GDF Suez	24,592,816

See accompanying notes to the financial statements.

4

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
237,562	Gemalto NV *	5,978,510
134,758	Hermes International	11,379,445
105,742	L'Oreal SA	6,802,096
104,796	Nexans SA	4,021,352
260,769	Peugeot SA	4,437,343
191,589	Renault SA	2,751,083
1,462,899	Sanofi-Aventis	75,188,796
381,995	Societe Generale	11,840,939
878,696	STMicroelectronics NV	3,861,455
88,898	Technip SA	2,877,344
1,641,392	Total SA	77,115,136
319,981	UbiSoft Entertainment SA *	4,762,887
91,287	Unibail-Rodamco (REIT)	11,460,108
108,072	Vallourec SA	8,411,733
	Total France	365,090,887
	Germany — 5.8%
95,423	Adidas AG	2,743,245
40,376	Allianz SE (Registered)	2,710,340
172,335	BASF AG	4,780,511
237,224	Bayerische Motoren Werke AG	5,867,873
187,476	Bilfinger & Berger AG	6,427,074
118,732	Demag Cranes AG	2,311,770
2,606,581	Deutsche Telekom AG (Registered)	31,520,898
313,639	E.ON AG	8,065,200
233,694	GEA Group AG	2,548,832
385,105	Hannover Rueckversicherungs AG (Registered)	13,729,146
434,374	K&S AG	19,335,558
267,499	Kloeckner & Co AG	2,988,376
20,847	Linde AG	1,339,675
33,953	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,137,420
226,283	Norddeutsche Affinerie AG	5,625,440
54,968	Q-Cells AG *	898,123

See accompanying notes to the financial statements.

5

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — continued
84,624	RWE AG	5,382,395
110,721	Salzgitter AG	6,838,363
1,123,350	SAP AG	36,087,235
425,891	SGL Carbon SE *	9,399,363
352,263	Suedzucker AG	6,239,278
128,391	ThyssenKrupp AG	2,267,061
	Total Germany	181,243,176
	Greece — 0.2%
417,152	National Bank of Greece SA	5,099,435
	Hong Kong — 2.3%
3,887,221	CLP Holdings Ltd	28,736,439
1,045,300	Hang Seng Bank Ltd	11,563,139
3,336,000	Hong Kong Electric Holdings Ltd	20,568,153
952,000	Sun Hung Kai Properties Ltd	7,383,894
2,113,000	Yue Yuen Industrial Holdings	3,919,373
	Total Hong Kong	72,170,998
	Ireland — 0.4%
437,030	CRH Plc	8,975,415
324,709	DCC Plc	4,411,239
	Total Ireland	13,386,654
	Italy — 2.3%
1,243,442	Bulgari SPA	5,028,159
722,440	Enel SPA	3,590,681
2,694,539	ENI SPA	53,781,874
349,132	Prysmian SPA	2,867,197
2,739,416	Telecom Italia SPA	3,329,812
3,164,161	UniCredit SPA	4,007,755
	Total Italy	72,605,478

See accompanying notes to the financial statements.

6

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — 26.9%
933,500	Aiful Corp	963,560
1,066,300	Alps Electric Co Ltd	2,947,095
484,200	Asahi Breweries Ltd	6,062,881
447,400	Astellas Pharma Inc	14,846,280
304,700	Bridgestone Corp	4,149,939
287,700	Canon Inc	7,260,706
166,700	Chubu Electric Power Co Inc	4,109,971
1,680,600	Chuo Mitsui Trust Holdings Inc	5,094,423
5,319	CyberAgent Inc	2,418,057
682,550	Daiei Inc *	2,123,537
741,000	Daiichi Chuo Kisen Kaisha	1,506,999
469,648	Daiichi Sankyo Co Ltd	7,545,338
2,860,000	Daikyo Inc	1,262,640
402,000	Daiwabo Co Ltd	900,510
1,481	DeNa Co Ltd	4,355,171
151,800	Don Quijote Co Ltd	1,790,968
242,100	Eisai Co Ltd	7,417,176
368,800	FamilyMart Co Ltd	12,441,223
351,000	Fast Retailing Co Ltd	35,257,964
3,317,000	Fuji Heavy Industries Ltd	10,569,122
1,964,000	GS Yuasa Corp	8,067,125
112,400	Hikari Tsushin Inc	1,811,087
3,908,000	Hitachi Ltd	9,731,370
2,159,100	Honda Motor Co Ltd	51,630,117
1,942	INPEX Corp	13,138,160
758,000	Iseki & Co Ltd *	1,721,714
733	Japan Real Estate Investment Corp	5,456,923
962,000	Japan Steel Works Ltd (The)	8,641,686
219,300	JFE Holdings Inc	4,745,194
538,000	JGC Corp	6,131,618
1,572,000	Kajima Corp	3,286,096
1,058	Kakaku.com Inc	3,120,408
862,000	Kao Corp	16,381,604
2,344,000	Kawasaki Kisen Kaisha Ltd	7,368,991

See accompanying notes to the financial statements.

7

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
5,671	Kenedix Inc *	392,053
13,946	KK daVinci Holdings *	349,595
484,600	Konami Corp	6,840,419
204,900	Kyushu Electric Power Co Inc	4,852,595
241,300	Lawson Inc	10,448,729
2,240,000	Marubeni Corp	6,954,149
830,000	Matsui Securities Co Ltd	4,745,010
4,810,000	Mazda Motor Corp	6,076,953
942,000	Meiji Dairies Corp	3,560,532
1,314,300	Mitsubishi Corp	16,351,837
4,474,000	Mitsubishi Heavy Industries Ltd	12,526,934
2,035,000	Mitsubishi UFJ Financial Group Inc	9,193,365
150,120	Mitsubishi UFJ Lease & Finance Co Ltd	2,612,456
899,000	Mitsui OSK Lines Ltd	4,556,747
9,794,500	Mizuho Financial Group Inc	18,460,578
419,000	Nikon Corp	3,928,031
33,000	Nintendo Co Ltd	9,421,484
802	Nippon Building Fund Inc	6,486,415
955,000	Nippon Denko Co Ltd	2,616,932
2,668,000	Nippon Light Metal	1,831,296
781,000	Nippon Meat Packers Inc	7,560,211
3,332,000	Nippon Mining Holdings Inc	11,572,506
2,965,000	Nippon Oil Corp	14,130,684
170,700	Nippon Paper Group Inc	3,783,947
1,559,000	Nippon Sheet Glass	3,082,138
745,800	Nippon Telegraph & Telephone Corp	31,890,004
1,040,500	Nippon Yakin Koguo Co Ltd	2,003,328
1,830,000	Nippon Yusen KK	7,549,045
6,328,900	Nissan Motor Co	19,320,515
18,209	NTT Docomo Inc	28,366,350
1,195,000	Obayashi Corp	5,024,265
1,933,000	OJI Paper Co Ltd	7,149,472
179,000	Ono Pharmaceutical Co Ltd	8,286,193
263,040	ORIX Corp	5,343,422

See accompanying notes to the financial statements.

8

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
5,698,000	Osaka Gas Co Ltd	20,373,204
1,207,000	Pacific Metals Co Ltd	4,623,328
946,500	Panasonic Corp	10,958,777
76,730	Point Inc	3,138,487
907,800	Resona Holdings Inc	15,565,155
516,000	Ricoh Company Ltd	5,828,588
70,300	Rohm Co Ltd	3,357,707
107,400	Ryohin Keikaku Co Ltd	3,779,080
219,400	Sankyo Co Ltd	9,846,546
6,414,000	Sanyo Electric Co Ltd *	9,003,115
418,000	Seiko Epson Corp	4,782,142
1,712,700	Seven & I Holdings Co Ltd	37,956,579
602,000	Shin-Etsu Chemical Co Ltd	26,802,012
7,348,300	Sojitz Corp	8,257,947
763,600	SUMCO Corp	9,461,232
2,330,000	Taisei Corp	4,125,130
312,000	Taisho Pharmaceutical Co Ltd	5,600,582
422,400	Takeda Pharmaceutical Co Ltd	17,060,663
802,130	Takefuji Corp	2,648,268
955,000	Tokai Carbon Co Ltd	2,995,100
320,800	Tokio Marine Holdings Inc	7,285,673
839,600	Tokyo Electric Power Co Inc (The)	23,701,944
3,217,000	Tokyo Gas Co Ltd	12,887,125
764,700	Tokyo Steel Manufacturing Co	7,518,141
358,000	TonenGeneral Sekiyu KK	3,382,744
85,000	Toyo Suisan Kaisha Ltd	2,011,660
247,600	Toyota Motor Corp	7,930,540
1,004,000	UNY Co Ltd	7,342,880
19,030	USS Co Ltd	767,700
	Total Japan	840,515,892
	Netherlands — 2.2%
2,910,504	Aegon NV	10,358,720
456,639	Heineken NV	12,192,589

See accompanying notes to the financial statements.

9

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Netherlands — continued
2,561,556	ING Groep NV	11,578,974
248,831	Koninklijke Ahold NV	2,761,056
463,184	Koninklijke DSM NV	10,585,364
206,531	OCE NV	522,403
385,969	Reed Elsevier NV	4,288,430
448,420	TomTom NV *	1,587,038
449,420	Unilever NV	8,611,463
96,005	Wereldhave NV	6,449,212
	Total Netherlands	68,935,249
	Norway — 0.6%
349,800	DnB NOR ASA	1,258,299
640,700	StatoilHydro ASA	10,637,332
568,500	Tandberg ASA	7,261,127
	Total Norway	19,156,758
	Singapore — 1.3%
418,200	MobileOne Ltd	419,808
2,968,000	Oversea-Chinese Banking Corp Ltd	8,479,342
2,770,000	Singapore Exchange Ltd	7,985,260
9,990,000	Singapore Telecommunications	15,722,591
1,259,000	United Overseas Bank Ltd	8,022,541
	Total Singapore	40,629,542
	Spain — 1.1%
473,490	Banco Santander SA	2,892,506
988,129	Iberdrola SA	6,425,853
167,473	Inditex SA	6,282,326
1,308,309	Mapfre SA	2,659,745
628,639	Repsol YPF SA	9,601,739
369,162	Telefonica SA	6,794,077
	Total Spain	34,656,246

See accompanying notes to the financial statements.

10

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Sweden — 1.5%
882,150	Boliden AB	2,427,188
614,620	Electrolux AB Series B	4,181,687
509,628	Hennes & Mauritz AB Class B	18,904,235
868,906	Investor AB Class B	9,807,826
439,871	Nordea Bank AB	2,193,143
287,881	SKF AB Class B	2,399,731
531,566	Svenska Handelsbanken AB Class A	6,362,090
817,433	Swedbank AB	2,113,796
	Total Sweden	48,389,696
	Switzerland — 9.7%
435,425	ABB Ltd *	5,256,142
133,618	Actelion Ltd (Registered) *	6,319,000
158,692	Baloise Holding Ltd	8,986,415
274,232	Compagnie Financiere Richemont SA Class A	3,621,733
2,485,765	Nestle SA (Registered)	81,260,728
3,324,358	Novartis AG (Registered)	121,283,583
212,425	Roche Holding AG (Non Voting)	24,113,965
49,565	Swatch Group AG	5,513,381
114,373	Syngenta AG (Registered)	24,450,383
91,269	Synthes Inc	10,591,339
1,195,995	UBS AG (Registered) *	11,199,220
	Total Switzerland	302,595,889
	United Kingdom — 20.8%
2,061,415	3i Group Plc	5,866,240
1,316,987	AMEC Plc	10,173,045
2,062,869	AstraZeneca Plc	65,417,291
605,978	BAE Systems Plc	3,199,233
5,624,333	Barclays Plc	7,378,665
773,962	BBA Aviation Plc	769,066
121,383	Berkeley Group Holdings Plc (Unit Shares) *	1,500,781
4,290,547	BG Group Plc	61,330,721
467,257	BHP Billiton Plc	7,282,120

See accompanying notes to the financial statements.

11

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
1,508,410	BP Plc	9,609,723
1,032,375	British American Tobacco Plc	26,387,876
799,016	Burberry Group Plc	2,915,385
1,012,231	Cadbury Plc	7,706,656
922,925	Capita Group Plc	8,709,082
1,015,724	Centrica Plc	3,906,177
3,328,028	Compass Group Plc	14,621,482
1,187,588	Diageo Plc	13,694,376
1,242,683	Drax Group Plc	9,180,480
13,524,251	DSG International Plc	3,889,689
904,518	FirstGroup Plc	3,454,944
1,287,164	Game Group Plc	2,675,975
7,824,033	GlaxoSmithKline Plc	118,665,543
1,966,803	Home Retail Group Plc	5,928,686
1,563,809	HSBC Holdings Plc	10,876,514
272,340	Imperial Tobacco Group Plc	6,520,347
1,813,596	Kesa Electricals Plc	2,727,979
1,635,207	Kingfisher Plc	2,930,417
1,721,764	Ladbrokes Plc	4,251,174
13,667,932	Lloyds Banking Group Plc	11,219,724
570,490	London Stock Exchange	3,501,822
783,454	Michael Page International Plc	2,401,106
589,229	Next Plc	9,771,148
2,479,706	Northern Foods Plc	1,648,950
2,879,960	Old Mutual Plc	1,692,471
238,180	Provident Financial Plc	2,772,394
347,624	Reckitt Benckiser Group Plc	13,302,014
445,935	Rio Tinto Plc	11,383,448
14,797,653	Royal Bank of Scotland Group Plc	4,819,433
567,226	Royal Dutch Shell Group Class A (Amsterdam)	12,400,533
1,399,139	Royal Dutch Shell Plc A Shares (London)	30,717,120
714,403	Royal Dutch Shell Plc B Shares (London)	14,995,915
290,705	Scottish & Southern Energy Plc	4,737,176
498,897	Signet Jewelers Ltd	3,800,441

See accompanying notes to the financial statements.

12

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
636,019	Smith & Nephew Plc	4,507,098
258,995	Spectris Plc	1,585,851
2,795,756	Stagecoach Group Plc	4,598,362
1,943,781	Tesco Plc	9,218,306
1,802,618	Tomkins Plc	2,895,981
753,808	Travis Perkins Plc	3,492,890
1,999,628	Trinity Mirror Plc	878,839
403,096	Unilever Plc	7,786,897
30,886,294	Vodafone Group Plc	54,727,156
585,628	WH Smith Plc	2,807,668
2,673,076	Wolseley Plc	6,750,815
	Total United Kingdom	649,983,225
	TOTAL COMMON STOCKS (COST $5,385,837,101)	2,955,896,085
	PREFERRED STOCKS — 0.2%
	Germany — 0.2%
151,008	Volkswagen AG 5.36%	6,766,556
	TOTAL PREFERRED STOCKS (COST $13,630,996)	6,766,556
	RIGHTS AND WARRANTS — 0.0%
	France — 0.0%
102,702	Cie de Saint-Gobain Warrants, Expires 03/06/09 *	151,033
	TOTAL RIGHTS AND WARRANTS (COST $590,732)	151,033

See accompanying notes to the financial statements.

13

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.2%
25,428	Bank of Tokyo-Mitsubishi Time Deposit, 0.08%, due 03/02/09	25,428
25,000,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	25,000,000
46,723	Brown Brothers Harriman Time Deposit, 0.02%-2.45%, due 03/02/09	46,723
4,470,041	Citibank Time Deposit, 0.05%-2.29%, due 03/02/09	4,470,041
235,272	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/02/09	235,272
25,000,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	25,000,000
72,376	JPMorgan Chase Time Deposit, 0.01%, due 03/02/09	72,376
17,400,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	17,400,000
25,637,197	Societe Generale Time Deposit, 0.25%-0.33%, due 03/02/09	25,637,197
	TOTAL SHORT-TERM INVESTMENTS (COST $97,887,037)	97,887,037
	TOTAL INVESTMENTS — 98.1% (Cost $5,497,945,866)	3,060,700,711
	Other Assets and Liabilities (net) — 1.9%	59,991,422
	TOTAL NET ASSETS — 100.0%	$3,120,692,133

See accompanying notes to the financial statements.

14

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	CAD	5,859,000	$4,605,725	$(98,750)
4/24/09	CAD	6,247,000	4,910,729	(65,652)
4/24/09	CHF	31,165,656	26,670,716	151,944
4/24/09	CHF	31,165,656	26,670,716	107,644
4/24/09	CHF	32,110,070	27,478,919	78,092
4/24/09	EUR	22,557,782	28,590,244	107,593
4/24/09	EUR	22,557,782	28,590,244	253,609
4/24/09	GBP	12,799,462	18,321,816	(222,365)
4/24/09	HKD	92,032,935	11,872,470	(1,215)
4/24/09	JPY	2,291,142,592	23,501,773	(1,433,635)
4/24/09	JPY	2,291,142,592	23,501,773	(1,422,269)
4/24/09	NZD	38,355,000	19,141,280	(297,072)
4/24/09	SEK	187,712,160	20,839,818	(693,844)
4/24/09	SEK	187,712,160	20,839,818	(692,238)
4/24/09	SEK	187,712,160	20,839,818	(667,321)
4/24/09	SEK	187,712,160	20,839,818	(639,087)
4/24/09	SEK	187,712,160	20,839,818	(648,806)
4/24/09	SEK	187,712,160	20,839,818	(606,505)
4/24/09	SEK	187,712,160	20,839,818	(433,333)
			$389,735,131	$(7,223,210)
Sales
4/24/09	AUD	25,115,797	$16,001,291	$(27,845)
4/24/09	AUD	25,115,797	16,001,291	(47,737)
4/24/09	CAD	21,452,390	16,863,595	105,346
4/24/09	CAD	21,452,390	16,863,595	97,229
4/24/09	CAD	21,452,390	16,863,595	79,065
4/24/09	CAD	21,452,390	16,863,595	94,079
4/24/09	DKK	55,964,277	9,505,860	(87,911)
4/24/09	DKK	55,964,277	9,505,860	(90,288)
4/24/09	GBP	40,149,287	57,471,777	(211,868)

See accompanying notes to the financial statements.

15

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/24/09	GBP	20,074,644	$28,735,889	$(113,923)
4/24/09	GBP	20,074,644	28,735,889	(110,350)
4/24/09	GBP	20,074,644	28,735,889	(116,352)
4/24/09	NOK	58,746,992	8,341,939	24,164
4/24/09	NOK	58,746,992	8,341,939	(22,014)
4/24/09	SGD	16,173,191	10,445,864	148,524
			$289,277,868	$(279,881)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
264	DAX	March 2009	$31,810,892	$(6,408,230)
61	MSCI Singapore	March 2009	1,494,157	(22,780)
451	S&P/MIB	March 2009	43,246,515	(13,928,146)
455	TOPIX	March 2009	34,918,343	(3,451,804)
			$111,469,907	$(23,810,960)
Sales
103	FTSE 100	March 2009	$5,561,266	$741,018
462	S&P Toronto 60	March 2009	35,501,588	3,173,533
			$41,062,854	$3,914,551

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

16

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

17

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $5,497,945,866) (Note 2)	$3,060,700,711
Receivable for investments sold	677,338
Receivable for Fund shares sold	37,936,037
Dividends and interest receivable	10,662,694
Foreign taxes receivable	1,412,245
Unrealized appreciation on open forward currency contracts (Note 2)	1,247,289
Receivable for collateral on open futures contracts (Note 2)	22,654,710
Receivable for expenses reimbursed by Manager (Note 3)	75,964
Total assets	3,135,366,988
Liabilities:
Due to custodian	6,062
Payable for investments purchased	449,367
Payable for Fund shares repurchased	1,036,593
Payable to affiliate for (Note 3):
Management fee	980,914
Shareholder service fee	204,779
Trustees and Chief Compliance Officer of GMO Trust fees	12,276
Payable for variation margin on open futures contracts (Note 2)	2,089,202
Unrealized depreciation on open forward currency contracts (Note 2)	8,750,380
Miscellaneous payable	417,299
Accrued expenses	727,983
Total liabilities	14,674,855
Net assets	$3,120,692,133

See accompanying notes to the financial statements.

18

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$6,071,011,459
Accumulated undistributed net investment income	39,924,821
Accumulated net realized loss	(525,638,127)
Net unrealized depreciation	(2,464,606,020)
$3,120,692,133
Net assets attributable to:
Class III shares	$855,689,646
Class IV shares	$1,166,164,690
Class VI shares	$1,098,837,797
Shares outstanding:
Class III	47,144,700
Class IV	64,296,997
Class VI	60,616,111
Net asset value per share:
Class III	$18.15
Class IV	$18.14
Class VI	$18.13

See accompanying notes to the financial statements.

19

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $15,680,741)	$159,953,249
Securities lending income	3,190,580
Interest	2,583,156
Total investment income	165,726,985
Expenses:
Management fee (Note 3)	17,737,003
Shareholder service fee – Class III (Note 3)	1,261,152
Shareholder service fee – Class IV (Note 3)	727,244
Shareholder service fee – Class VI (Note 3)	1,660,348
Custodian and fund accounting agent fees	1,948,916
Transfer agent fees	49,945
Audit and tax fees	102,533
Legal fees	111,095
Trustees fees and related expenses (Note 3)	69,308
Registration fees	22,060
Miscellaneous	76,230
Total expenses	23,765,834
Fees and expenses reimbursed by Manager (Note 3)	(2,276,350)
Expense reductions (Note 2)	(26,942)
Net expenses	21,462,542
Net investment income (loss)	144,264,443
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(433,292,357)
Closed futures contracts	(99,183,590)
Foreign currency, forward contracts and foreign currency related transactions	36,480,784
Net realized gain (loss)	(495,995,163)
Change in net unrealized appreciation (depreciation) on:
Investments	(2,397,648,991)
Open futures contracts	3,521,749
Foreign currency, forward contracts and foreign currency related transactions	(19,687,169)
Net unrealized gain (loss)	(2,413,814,411)
Net realized and unrealized gain (loss)	(2,909,809,574)
Net increase (decrease) in net assets resulting from operations	$(2,765,545,131)

See accompanying notes to the financial statements.

20

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$144,264,443	$130,597,450
Net realized gain (loss)	(495,995,163)	262,829,020
Change in net unrealized appreciation (depreciation)	(2,413,814,411)	(538,336,524)
Net increase (decrease) in net assets from operations	(2,765,545,131)	(144,910,054)
Distributions to shareholders from:
Net investment income
Class III	(33,600,867)	(15,752,992)
Class IV	(33,761,743)	(13,850,618)
Class VI	(125,844,027)	(70,382,406)
Total distributions from net investment income	(193,206,637)	(99,986,016)
Net realized gains
Class III	(7,902,343)	(44,597,287)
Class IV	(7,358,071)	(40,295,188)
Class VI	(28,358,623)	(183,168,178)
Total distributions from net realized gains	(43,619,037)	(268,060,653)
	(236,825,674)	(368,046,669)
Net share transactions (Note 7):
Class III	495,120,468	81,033,866
Class IV	741,372,190	308,789,561
Class VI	(545,537,754)	2,587,884,351
Increase (decrease) in net assets resulting from net share transactions	690,954,904	2,977,707,778
Total increase (decrease) in net assets	(2,311,415,901)	2,464,751,055
Net assets:
Beginning of period	5,432,108,034	2,967,356,979
End of period (including accumulated undistributed net investment income of $39,924,821 and $60,260,648, respectively)	$3,120,692,133	$5,432,108,034

See accompanying notes to the financial statements.

21

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$37.25		$39.38		$35.23	$30.81	$26.75
Income (loss) from investment operations:
Net investment income (loss)†	0.92		1.01		0.86	0.72	0.55
Net realized and unrealized gain (loss)	(18.54)		(0.51)		6.06	4.79	4.54
Total from investment operations	(17.62)		0.50		6.92	5.51	5.09
Less distributions to shareholders:
From net investment income	(1.19)		(0.68)		(0.77)	(0.16)	(0.54)
From net realized gains	(0.29)		(1.95)		(2.00)	(0.93)	(0.49)
Total distributions	(1.48)		(2.63)		(2.77)	(1.09)	(1.03)
Net asset value, end of period	$18.15		$37.25		$39.38	$35.23	$30.81
Total Return(a)	(48.61)%		0.69%		20.04%	18.26%	19.20%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$855,690		$917,685		$877,816	$820,336	$321,463
Net expenses to average daily net assets	0.53	%(b)	0.53	%(b)	0.53%	0.54%	0.55%
Net investment income to average daily net assets	3.08%		2.44%		2.29%	2.26%	1.98%
Portfolio turnover rate	41%		43%		47%	43%	45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.10%	0.14%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

22

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$37.23		$39.36		$35.21	$30.80	$26.75
Income (loss) from investment operations:
Net investment income (loss)†	0.94		1.04		0.85	0.65	0.56
Net realized and unrealized gain (loss)	(18.53)		(0.52)		6.09	4.87	4.54
Total from investment operations	(17.59)		0.52		6.94	5.52	5.10
Less distributions to shareholders:
From net investment income	(1.21)		(0.70)		(0.79)	(0.18)	(0.56)
From net realized gains	(0.29)		(1.95)		(2.00)	(0.93)	(0.49)
Total distributions	(1.50)		(2.65)		(2.79)	(1.11)	(1.05)
Net asset value, end of period	$18.14		$37.23		$39.36	$35.21	$30.80
Total Return(a)	(48.56)%		0.75%		20.14%	18.31%	19.24%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,166,165		$947,063		$711,712	$1,183,535	$255,580
Net expenses to average daily net assets	0.47	%(b)	0.47	%(b)	0.47%	0.48%	0.49%
Net investment income to average daily net assets	3.18%		2.51%		2.27%	1.98%	2.01%
Portfolio turnover rate	41%		43%		47%	43%	45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.11%	0.14%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$37.22		$39.35		$36.09
Income (loss) from investment operations:
Net investment income (loss)†	0.92		0.98		0.74
Net realized and unrealized gain (loss)	(18.50)		(0.45)		5.33
Total from investment operations	(17.58)		0.53		6.07
Less distributions to shareholders:
From net investment income	(1.22)		(0.71)		(0.81)
From net realized gains	(0.29)		(1.95)		(2.00)
Total distributions	(1.51)		(2.66)		(2.81)
Net asset value, end of period	$18.13		$37.22		$39.35
Total Return(b)	(48.56)%		0.78%		17.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,098,838		$3,567,360		$1,377,829
Net expenses to average daily net assets	0.44	%(c)	0.44	%(c)	0.44	%*
Net investment income to average daily net assets	3.07%		2.36%		2.11	%*
Portfolio turnover rate	41%		43%		47	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05	%*

(a)  Period from March 28, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

24

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in companies from developed countries, other than the U.S.

Throughout the year ended February 28, 2009, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that

25

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 88.78% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$289,956,265	$3,173,533
Level 2 - Other Significant Observable Inputs	2,770,744,446	1,988,307
Level 3 - Significant Unobservable Inputs	—	—
Total	$3,060,700,711	$5,161,840

*  Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(32,561,340)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(32,561,340)

**  Other financial instruments include forward currency contracts and futures contracts.

26

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees,

27

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated

28

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

29

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

30

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$28,606,367	$(28,606,367)	$—

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$193,221,407	$172,283,394
Net long-term capital gain	43,604,267	195,763,275
Total distributions	$236,825,674	$368,046,669

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$33,081,380

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $283,595,779.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(215,235,940)
Total	$(215,235,940)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,524,475,074	$9,084,889	$(2,472,859,252)	$(2,463,774,363)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or

32

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and

33

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.38% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2009 was $54,686 and $33,947, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $2,357,605,587 and $1,848,090,031, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made

34

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 22.63% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 40.78% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	24,667,921	$554,316,558	11,949,449	$492,041,742
Shares issued to shareholders in reinvestment of distributions	1,343,947	36,964,534	1,414,279	58,116,527
Shares repurchased	(3,502,126)	(96,160,624)	(11,019,208)	(469,124,403)
Net increase (decrease)	22,509,742	$495,120,468	2,344,520	$81,033,866
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	56,498,768	$1,087,585,834	15,988,725	$658,843,076
Shares issued to shareholders in reinvestment of distributions	1,320,611	35,699,368	1,206,587	49,719,301
Shares repurchased	(18,958,207)	(381,913,012)	(9,841,902)	(399,772,816)
Net increase (decrease)	38,861,172	$741,372,190	7,353,410	$308,789,561

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	22,188,760	$566,965,336	74,361,787	$3,110,181,310
Shares issued to shareholders in reinvestment of distributions	5,699,175	154,153,325	6,180,798	253,296,700
Shares repurchased	(63,112,155)	(1,266,656,415)	(19,719,605)	(775,593,659)
Net increase (decrease)	(35,224,220)	$(545,537,754)	60,822,980	$2,587,884,351

36

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

37

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$557.00	$2.05
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66
Class IV
1) Actual	0.48%	$1,000.00	$557.30	$1.85
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class VI
1) Actual	0.44%	$1,000.00	$557.40	$1.70
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

39

GMO International Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $43,604,267 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $15,659,311 and recognized foreign source income of $175,612,560.

For taxable, non-corporate shareholders, 70.65% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

GMO International Growth Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Growth Equity Fund returned -43.5% for the fiscal year ended February 28, 2009, as compared to -50.2% for the MSCI EAFE Index and -49.1% for the MSCI EAFE Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in international equity securities throughout the period.

Relative to the EAFE Growth Index, stock selection made a strong positive contribution, particularly within Health Care and Energy. Among the most significant contributors were holdings in French oil company Total, British pharmaceutical GlaxoSmithKline, and British energy company BG Group, all of which outperformed. Overweight positions in French steel maker ArcelorMittal, Swedish energy company Vostok Gas SDR, and Finnish cell phone maker Nokia detracted from returns.

Among GMO's international quantitative stock selection disciplines, stocks selected for their high quality characteristics outperformed very strongly. Those stocks ranked highly by intrinsic value (with its boost of high quality) outperformed significantly, while those with strong momentum underperformed.

Country allocation had a positive impact on relative performance. This was mainly from underweights in Italy and Japan and holding small cash balances in a falling market.

Currency allocation also had a strong positive impact on relative performance as the Fund's underweights in the British pound and Australian dollar and overweight in the Japanese yen added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI EAFE Index returned almost 9% more in local currency terms than in U.S. dollars.

Sector weightings had a strong positive impact on performance relative to the index. During the period, the Fund's underweight to Financials and overweight to Health Care contributed significantly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Growth Equity Fund Class III Shares and the MSCI EAFE Growth Index*
As of February 28, 2009

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
11/30/01
$10,000,000
$12,011,060
$10,297,450
$9,922,670
$9,678,240
GMO International Growth Equity Fund
MSCI EAFE Growth Index
MSCI EAFE Index
S&P EPAC Large Mid Cap Growth Index (formerly S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Index)

	Average Annual Total Returns†		
	1 Year	5 Year	Since Inception
Class III	-43.54%	-0.62%	**11/30/01** 2.56%
Class IV	-43.53%	n/a	**7/12/06** -13.26%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV will vary due to different fees.

*   Effective January 1, 2009, the benchmark for the International Growth Equity Fund was changed from the S&P EPAC Large Mid Cap Growth Index to the MSCI EAFE Growth Index. This change was applicable retroactively as well as going forward.

†   The Fund is the successor to the GMO International Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.3%
Short-Term Investments	4.5
Futures	(0.3)
Forward Currency Contracts	(0.7)
Other	2.2
100.0%
Country Summary	% of Equity Investments
United Kingdom	24.5%
Japan	21.7
Switzerland	16.2
France	8.3
Germany	5.3
Australia	4.7
Canada	4.5
Spain	3.4
Denmark	2.6
Hong Kong	2.4
Netherlands	1.9
Finland	1.1
Singapore	1.0
Sweden	0.9
Norway	0.6
Greece	0.5
Belgium	0.2
Austria	0.1
Ireland	0.1
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	25.0%
Consumer Staples	18.0
Energy	10.4
Materials	10.4
Consumer Discretionary	8.4
Industrials	7.6
Information Technology	7.1
Telecommunication Services	5.8
Utilities	5.2
Financials	2.1
100.0%

1

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%
	Australia — 4.4%
187,432	Australian Stock Exchange Ltd	3,123,583
424,392	BHP Billiton Ltd	7,641,854
772,562	Brambles Ltd	2,257,351
289,777	CSL Ltd	6,701,502
1,011,812	Foster's Group Ltd	3,542,342
1,100,514	Harvey Norman Holdings Ltd	1,327,927
2,201,219	Incitec Pivot Ltd	2,998,686
1,369,807	Origin Energy Ltd	11,824,787
398,318	QBE Insurance Group Ltd	4,784,037
172,798	Rio Tinto Ltd	5,084,282
1,403,836	Telstra Corp Ltd	3,163,794
717,755	Woodside Petroleum Ltd	16,335,650
1,137,492	Woolworths Ltd	18,901,345
	Total Australia	87,687,140
	Austria — 0.1%
82,392	Oesterreichische Elektrizitaetswirtschafts AG Class A	2,534,247
	Belgium — 0.2%
18,049	Colruyt SA	4,091,794
	Canada — 4.2%
180,300	Agrium Inc	6,259,905
461,300	Canadian National Railway Co	14,815,845
163,700	Canadian Natural Resources	5,262,797
85,800	Canadian Pacific Railway Ltd	2,427,920
175,300	Enbridge Inc	5,249,906
106,300	EnCana Corp	4,194,513
98,500	Husky Energy Inc	2,105,958
76,100	IGM Financial Inc	1,672,501
332,400	Potash Corp of Saskatchewan Inc	27,899,443

See accompanying notes to the financial statements.

2

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — continued
150,700	Research In Motion Ltd *	6,022,314
228,200	Shoppers Drug Mart Corp	7,761,527
	Total Canada	83,672,629
	Denmark — 2.5%
291	AP Moller-Maersk A/S Class A	1,369,278
222,900	H Lundbeck A/S	4,733,020
605,002	Novo-Nordisk A/S Class B	29,459,621
314,075	Vestas Wind Systems A/S *	13,676,039
	Total Denmark	49,237,958
	Finland — 1.0%
164,805	Alma Media Corp	1,124,741
96,409	Amer Sports Oyj Class A	672,908
233,762	Fortum Oyj	4,014,796
162,031	Kone Oyj Class B	3,339,552
692,373	Nokia Oyj	6,487,757
335,092	Nokian Renkaat Oyj	3,947,064
	Total Finland	19,586,818
	France — 7.8%
113,649	Air Liquide SA	8,293,246
1,111,424	ArcelorMittal	21,302,366
54,092	Dassault Systemes SA	1,874,591
68,842	Electricite de France	2,667,901
197,657	Essilor International SA	6,821,555
181,508	Groupe Danone	8,613,702
63,085	Hermes International	5,327,122
148,636	L'Oreal SA	9,561,350
28,972	Neopost SA	2,102,412
681,207	Sanofi-Aventis	35,012,078
967,145	Total SA	45,437,969
63,664	Vallourec SA	4,955,257
129,236	Veolia Environnement	2,775,579
	Total France	154,745,128

See accompanying notes to the financial statements.

3

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — 5.0%
154,460	Adidas AG	4,440,456
311,062	Aixtron AG	1,240,740
106,132	Beiersdorf AG	4,395,832
1,345,154	Deutsche Telekom AG (Registered)	16,266,697
165,589	Fresenius Medical Care AG & Co	6,732,771
338,788	K&S AG	15,080,680
79,836	Norddeutsche Affinerie AG	1,984,739
10,739	Puma AG Rudolf Dassler Sport	1,605,135
1,343,048	SAP AG	43,144,958
211,127	SGL Carbon SE *	4,659,547
	Total Germany	99,551,555
	Greece — 0.4%
105,198	Coca Cola Hellenic Bottling Co SA	1,273,820
168,560	National Bank of Greece SA	2,060,546
208,439	OPAP SA	5,358,749
	Total Greece	8,693,115
	Hong Kong — 2.3%
1,721,500	CLP Holdings Ltd	12,726,258
1,009,200	Esprit Holdings Ltd	5,434,969
472,400	Hang Seng Bank Ltd	5,225,702
3,579,400	Hong Kong & China Gas	5,397,912
92,800	Hong Kong Aircraft Engineering Co Ltd	829,317
1,618,000	Hong Kong Electric Holdings Ltd	9,975,801
1,480,000	Li & Fung Ltd	3,207,136
4,242,000	PCCW Ltd	1,964,713
	Total Hong Kong	44,761,808
	Ireland — 0.1%
124,498	CRH Plc	2,556,852

See accompanying notes to the financial statements.

4

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — 20.5%
316,400	Astellas Pharma Inc	10,499,247
681,650	Canon Inc	17,202,850
1,028	Central Japan Railway Co	6,245,236
351,600	Daiichi Sankyo Co Ltd	5,648,786
291,800	Daikin Industries Ltd	6,352,422
77,300	East Japan Railway Co	4,629,318
236,700	Eisai Co Ltd	7,251,738
126,900	Fanuc Ltd	8,264,475
183,000	Fast Retailing Co Ltd	18,382,357
44,300	Hirose Electric Co Ltd	3,803,680
117,200	Hisamitsu Pharmaceutical Co Inc	3,539,492
621,000	Honda Motor Co Ltd	14,849,846
455,400	Hoya Corp	8,252,973
1,163	INPEX Corp	7,868,012
85,300	Ito En Ltd	1,087,677
411,000	Japan Steel Works Ltd (The)	3,692,030
1,730	Japan Tobacco Inc	4,126,483
403,000	JGC Corp	4,593,015
689,000	Kao Corp	13,093,881
52,300	Keyence Corp	9,871,051
138,500	Lawson Inc	5,997,302
1,153,000	Marubeni Corp	3,579,524
1,297,500	Mitsubishi Corp	16,142,820
2,333,000	Mitsubishi Heavy Industries Ltd	6,532,261
1,298,900	Mizuho Financial Group Inc	2,448,154
71,300	Murata Manufacturing Co Ltd	2,707,055
398,000	Nikon Corp	3,731,161
40,200	Nintendo Co Ltd	11,477,081
401,000	Nippon Denko Co Ltd	1,098,837
921,000	Nippon Yusen KK	3,799,273
93,900	Nissha Printing Co Ltd	2,329,920
144,000	Nomura Research Institute	2,267,722
7,233	NTT Docomo Inc	11,267,714

See accompanying notes to the financial statements.

5

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
1,361,000	OJI Paper Co Ltd	5,033,849
178,000	Olympus Corp	2,348,179
36,100	Ono Pharmaceutical Co Ltd	1,671,126
1,472,000	Panasonic Corp	17,043,126
10,994	Rakuten Inc	5,657,186
38,000	Rohm Co Ltd	1,814,977
104,300	Sankyo Co Ltd	4,680,924
64,100	Secom Co	2,199,833
876,600	Seven & I Holdings Co Ltd	19,427,066
27,200	Shimamura Co Ltd	1,403,888
387,700	Shin-Etsu Chemical Co Ltd	17,261,030
434,000	Shionogi & Co Ltd	7,047,728
225,000	Shiseido Co Ltd	3,313,510
2,717,000	Sumitomo Metal Industries Ltd	5,089,703
668,700	Takeda Pharmaceutical Co Ltd	27,008,677
270,400	Terumo Corp	8,286,719
141,900	Tokio Marine Holdings Inc	3,222,684
748,100	Tokyo Electric Power Co Inc (The)	21,118,895
110,900	Toyoda Gosei Co Ltd	1,499,634
90,800	Toyota Motor Corp	2,908,292
77,900	Unicharm Corp	5,089,238
24,923	Yahoo Japan Corp	7,129,267
84,900	Yamada Denki Co Ltd	3,080,147
	Total Japan	405,969,071
	Netherlands — 1.8%
235,511	Heineken NV	6,288,312
185,009	Koninklijke DSM NV	4,228,099
678,086	Koninklijke KPN NV	8,675,350
220,429	Reed Elsevier NV	2,449,146
706,501	Unilever NV	13,537,464
	Total Netherlands	35,178,371

See accompanying notes to the financial statements.

6

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Norway — 0.6%
529,650	StatoilHydro ASA	8,793,605
146,980	Yara International ASA	3,110,396
	Total Norway	11,904,001
	Singapore — 0.9%
1,471,000	Keppel Land Ltd	1,216,337
1,606,000	Singapore Press Holdings Ltd	2,808,256
2,318,000	Singapore Technologies Engineering Ltd	3,424,096
6,682,500	Singapore Telecommunications	10,517,139
	Total Singapore	17,965,828
	Spain — 3.3%
327,418	Iberdrola SA	2,129,216
203,199	Inditex SA	7,622,496
1,053,264	Mapfre SA	2,141,248
104,344	Red Electrica de Espana	4,184,797
2,204,850	Telefonica SA	40,578,177
344,018	Union Fenosa SA	7,753,193
	Total Spain	64,409,127
	Sweden — 0.9%
468,703	Hennes & Mauritz AB Class B	17,386,155
	Switzerland — 15.2%
245,367	Compagnie Financiere Richemont SA Class A	3,240,518
26,545	Geberit AG (Registered)	2,377,741
54,298	Lonza Group AG (Registered)	5,209,062
2,619,618	Nestle SA (Registered)	85,636,440
2,621,683	Novartis AG (Registered)	95,647,673
513,370	Roche Holding AG (Non Voting)	58,276,502
5,392	SGS SA (Registered)	4,865,177
19,477	Swatch Group AG	2,166,531
11,174	Swisscom AG (Registered)	3,346,989

See accompanying notes to the financial statements.

7

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Switzerland — continued
111,686	Syngenta AG (Registered)	23,875,963
152,849	Synthes Inc	17,737,409
	Total Switzerland	302,380,005
	United Kingdom — 23.1%
137,201	Anglo American Plc	1,935,316
1,039,359	AstraZeneca Plc	32,959,946
474,980	Autonomy Corp Plc *	8,186,024
4,831,996	BG Group Plc	69,070,401
366,707	BHP Billiton Plc	5,715,065
1,043,329	British American Tobacco Plc	26,667,864
578,429	Burberry Group Plc	2,110,525
455,439	Cadbury Plc	3,467,501
1,064,945	Capita Group Plc	10,049,238
2,570,529	Centrica Plc	9,885,502
1,436,721	Cobham Plc	3,943,521
2,520,964	Diageo Plc	29,069,870
629,647	Drax Group Plc	4,651,598
6,416,651	GlaxoSmithKline Plc	97,320,062
1,008,988	HSBC Holdings Plc	7,017,655
424,438	Imperial Tobacco Group Plc	10,161,867
1,353,738	Man Group Plc	3,292,681
255,079	Next Plc	4,229,959
565,177	Petrofac Ltd	3,774,971
1,105,550	Reckitt Benckiser Group Plc	42,304,449
1,159,107	Reed Elsevier Plc	8,659,130
693,365	Rio Tinto Plc	17,699,630
326,187	Royal Dutch Shell Plc A Shares (London)	7,161,208
409,857	Scottish & Southern Energy Plc	6,678,814
492,089	Smith & Nephew Plc	3,487,149
311,560	Standard Chartered Plc	2,936,211
1,040,647	Tesco Plc	4,935,228
783,416	Tullow Oil Plc	8,135,639
261,232	Unilever Plc	5,046,408

See accompanying notes to the financial statements.

8

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	United Kingdom — continued
7,238,224	Vodafone Group Plc	12,825,346
471,008	Xstrata Plc	4,640,229
	Total United Kingdom	458,019,007
	TOTAL COMMON STOCKS (COST $2,929,986,355)	1,870,330,609
	SHORT-TERM INVESTMENTS — 4.5%
10,800,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	10,800,000
58,337	Brown Brothers Harriman Time Deposit, 0.01% - 2.45%, due 03/02/09	58,337
3,348,095	Citibank Time Deposit, 0.05% - 0.08%, due 03/02/09	3,348,095
74,146	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/02/09	74,146
25,000,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	25,000,000
25,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	25,000,000
25,130,625	Societe Generale Time Deposit, 0.25% - 0.33%, due 03/02/09	25,130,625
	TOTAL SHORT-TERM INVESTMENTS (COST $89,411,203)	89,411,203
	TOTAL INVESTMENTS — 98.8% (Cost $3,019,397,558)	1,959,741,812
	Other Assets and Liabilities (net) — 1.2%	24,732,583
	TOTAL NET ASSETS — 100.0%	$1,984,474,395

See accompanying notes to the financial statements.

9

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	CHF	53,863,444	$46,094,862	$(422,552)
4/24/09	CHF	4,874,940	4,171,840	(9,069)
4/24/09	EUR	13,060,238	16,552,842	102,558
4/24/09	GBP	17,217,159	24,645,537	(299,114)
4/24/09	JPY	5,209,544,269	53,437,760	(3,046,510)
4/24/09	JPY	3,348,992,744	34,352,846	(2,083,507)
4/24/09	JPY	3,348,992,744	34,352,846	(2,078,949)
4/24/09	JPY	3,348,992,744	34,352,846	(2,067,816)
4/24/09	JPY	3,348,992,744	34,352,846	(2,095,562)
4/24/09	NZD	16,225,269	8,097,312	(97,665)
4/24/09	SEK	140,075,846	15,551,231	(476,904)
4/24/09	SEK	140,075,846	15,551,231	(484,157)
4/24/09	SEK	140,075,846	15,551,231	(452,590)
4/24/09	SEK	140,075,846	15,551,231	(517,765)
4/24/09	SEK	140,075,846	15,551,231	(516,567)
4/24/09	SEK	140,075,846	15,551,231	(497,973)
4/24/09	SEK	140,075,846	15,551,231	(323,365)
4/24/09	SGD	93,026,088	60,083,246	(854,293)
			$459,353,400	$(16,221,800)
Sales
4/24/09	AUD	36,890,883	$23,503,206	$(106,639)
4/24/09	AUD	35,805,857	22,811,935	(49,078)
4/24/09	AUD	35,805,857	22,811,935	(94,695)
4/24/09	CAD	22,194,247	17,446,764	124,487
4/24/09	CAD	22,194,247	17,446,764	116,422
4/24/09	CAD	22,194,247	17,446,764	100,592
4/24/09	CAD	22,194,247	17,446,764	81,800
4/24/09	CHF	24,088,310	20,614,117	(83,199)
4/24/09	EUR	14,149,814	17,933,795	217,445
4/24/09	GBP	18,135,087	25,959,507	(181,931)

See accompanying notes to the financial statements.

10

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/24/09	GBP	18,135,087	$25,959,507	$(166,698)
4/24/09	GBP	18,135,087	25,959,507	(99,689)
4/24/09	GBP	36,270,173	51,919,012	(191,398)
4/24/09	HKD	125,056,500	16,132,590	3,108
4/24/09	HKD	125,056,500	16,132,590	1,651
4/24/09	JPY	1,691,692,857	17,352,819	1,537,591
4/24/09	NOK	54,700,258	7,767,312	22,500
4/24/09	SGD	71,963,888	46,479,692	1,319,376
			$411,124,580	$2,551,645

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
139	CAC 40	March 2009	$4,696,207	$(364,804)
849	FTSE 100	March 2009	45,839,953	(6,337,480)
			$50,536,160	$(6,702,284)
Sales
31	Hang Seng	March 2009	$2,505,192	$35,674

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

11

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

*  Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

12

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $3,019,397,558) (Note 2)	$1,959,741,812
Foreign currency, at value (cost $8,591) (Note 2)	8,548
Receivable for Fund shares sold	24,556,799
Dividends and interest receivable	6,735,598
Foreign taxes receivable	1,064,852
Unrealized appreciation on open forward currency contracts (Note 2)	3,627,530
Receivable for collateral on open futures contracts (Note 2)	8,977,155
Receivable for expenses reimbursed by Manager (Note 3)	11,592
Total assets	2,004,723,886
Liabilities:
Payable for Fund shares repurchased	7,820
Payable to affiliate for (Note 3):
Management fee	804,586
Shareholder service fee	169,563
Trustees and Chief Compliance Officer of GMO Trust fees	7,625
Payable for variation margin on open futures contracts (Note 2)	1,419,262
Unrealized depreciation on open forward currency contracts (Note 2)	17,297,685
Miscellaneous payable	27,242
Accrued expenses	515,708
Total liabilities	20,249,491
Net assets	$1,984,474,395
Net assets consist of:
Paid-in capital	$3,487,831,610
Accumulated undistributed net investment income	75,464,465
Accumulated net realized loss	(498,753,989)
Net unrealized depreciation	(1,080,067,691)
$1,984,474,395
Net assets attributable to:
Class III shares	$564,066,993
Class IV shares	$1,420,407,402
Shares outstanding:
Class III	39,015,984
Class IV	98,212,905
Net asset value per share:
Class III	$14.46
Class IV	$14.46

See accompanying notes to the financial statements.

13

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $7,842,572)	$87,637,220
Securities lending income	1,966,624
Interest	1,625,008
Total investment income	91,228,852
Expenses:
Management fee (Note 3)	15,090,970
Shareholder service fee – Class III (Note 3)	1,205,037
Shareholder service fee – Class IV (Note 3)	1,950,314
Custodian and fund accounting agent fees	1,433,154
Transfer agent fees	44,359
Audit and tax fees	87,184
Legal fees	74,954
Trustees fees and related expenses (Note 3)	38,424
Registration fees	5,385
Miscellaneous	48,734
Total expenses	19,978,515
Fees and expenses reimbursed by Manager (Note 3)	(1,671,830)
Expense reductions (Note 2)	(11,901)
Net expenses	18,294,784
Net investment income (loss)	72,934,068
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(448,028,290)
Closed futures contracts	(48,869,386)
Foreign currency, forward contracts and foreign currency related transactions	64,658,857
Net realized gain (loss)	(432,238,819)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,202,509,614)
Open futures contracts	11,872,928
Foreign currency, forward contracts and foreign currency related transactions	(26,375,332)
Net unrealized gain (loss)	(1,217,012,018)
Net realized and unrealized gain (loss)	(1,649,250,837)
Net increase (decrease) in net assets resulting from operations	$(1,576,316,769)

See accompanying notes to the financial statements.

14

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$72,934,068	$88,762,173
Net realized gain (loss)	(432,238,819)	588,918,771
Change in net unrealized appreciation (depreciation)	(1,217,012,018)	(429,914,938)
Net increase (decrease) in net assets from operations	(1,576,316,769)	247,766,006
Distributions to shareholders from:
Net investment income
Class III	(30,802,113)	(12,574,532)
Class IV	(84,945,522)	(33,113,153)
Total distributions from net investment income	(115,747,635)	(45,687,685)
Net realized gains
Class III	(33,779,254)	(165,474,422)
Class IV	(88,650,878)	(436,843,880)
Total distributions from net realized gains	(122,430,132)	(602,318,302)
	(238,177,767)	(648,005,987)
Net share transactions (Note 7):
Class III	40,576,827	195,928,030
Class IV	223,699,073	(76,118,558)
Increase (decrease) in net assets resulting from net share transactions	264,275,900	119,809,472
Total increase (decrease) in net assets	(1,550,218,636)	(280,430,509)
Net assets:
Beginning of period	3,534,693,031	3,815,123,540
End of period (including accumulated undistributed net investment income of $75,464,465 and $55,413,766, respectively)	$1,984,474,395	$3,534,693,031

See accompanying notes to the financial statements.

15

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$27.68		$31.37		$29.90	$27.22	$23.67
Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.69		0.77	0.53	0.40
Net realized and unrealized gain (loss)	(11.93)		1.28		4.80	3.57	3.94
Total from investment operations	(11.39)		1.97		5.57	4.10	4.34
Less distributions to shareholders:
From net investment income	(0.88)		(0.40)		(0.49)	(0.10)	(0.33)
From net realized gains	(0.95)		(5.26)		(3.61)	(1.32)	(0.46)
Total distributions	(1.83)		(5.66)		(4.10)	(1.42)	(0.79)
Net asset value, end of period	$14.46		$27.68		$31.37	$29.90	$27.22
Total Return(a)	(43.54)%		5.04%		19.21%	15.54%	18.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$564,067		$1,018,040		$950,332	$3,119,919	$1,653,053
Net expenses to average daily net assets	0.66	%(b)	0.67	%(b)	0.67%	0.68%	0.69%
Net investment income to average daily net assets	2.43%		2.13%		2.46%	1.89%	1.64%
Portfolio turnover rate	63%		92%		74%	57%	52%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05%	0.08%	0.09%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$27.70		$31.38		$29.92
Income (loss) from investment operations:
Net investment income (loss)†	0.55		0.73		0.20
Net realized and unrealized gain (loss)	(11.95)		1.26		4.48
Total from investment operations	(11.40)		1.99		4.68
Less distributions to shareholders:
From net investment income	(0.89)		(0.41)		(0.50)
From net realized gains	(0.95)		(5.26)		(2.72)
Total distributions	(1.84)		(5.67)		(3.22)
Net asset value, end of period	$14.46		$27.70		$31.38
Total Return(b)	(43.53)%		5.11%		15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,420,407		$2,516,653		$2,864,791
Net expenses to average daily net assets	0.60	%(c)	0.61	%(c)	0.61	%*
Net investment income to average daily net assets	2.47%		2.24%		1.01	%*
Portfolio turnover rate	63%		92%		74	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.05%		0.05	%*

(a)  Period from July 12, 2006 (commencement of operations) through February 28, 2007.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

17

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Growth Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI EAFE Growth Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S. Effective January 1, 2009, the Fund changed its benchmark from the S&P EPAC Large Mid Cap Growth Index (formerly S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific Asia Composite ("EPAC") Growth Index) to the MSCI EAFE Growth Index to better reflect a more appropriate, comparative, broad-based market index for the Fund.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate

18

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 85.05% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$271,972,023	$—
Level 2 - Other Significant Observable Inputs	1,687,769,789	3,663,204
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,959,741,812	$3,663,204

*  Other financial instruments include forward currency contracts and futures contracts.

19

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(23,999,969)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(23,999,969)

**  Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

20

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

21

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

22

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment

23

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, foreign currency transactions and post-October capital losses.

24

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistirbuted Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$62,864,266	$(62,864,266)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$115,766,584	$263,403,378
Net long-term capital gain	122,411,183	384,602,609
Total distributions	$238,177,767	$648,005,987

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$62,379,214

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(208,609,786)
Total	$(208,609,786)

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $268,162,473.

25

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,041,352,048	$12,052,432	$(1,093,662,668)	$(1,081,610,236)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund

26

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

Effective June 30, 2008, GMO receives a management fee for investment management services provided to the Fund that is paid monthly at the annual rate of 0.50% of average daily net assets. For the period from March 1, 2008 through June 29, 2008, the management fee rate was 0.52% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.50% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fee paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $34,728 and $21,403, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $1,967,093,529 and $1,790,847,389, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 39.66% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 95.99% of the Fund's shares were held by accounts for which the Manager had investment discretion.

28

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,893,535	$239,774,534	6,367,909	$201,027,055
Shares issued to shareholders in reinvestment of distributions	2,513,470	58,342,144	5,685,508	173,931,678
Shares repurchased	(12,169,228)	(257,539,851)	(5,568,633)	(179,030,703)
Net increase (decrease)	2,237,777	$40,576,827	6,484,784	$195,928,030
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	46,074,272	$942,225,145	20,701,601	$636,413,259
Shares issued to shareholders in reinvestment of distributions	7,579,903	172,936,531	15,300,242	469,510,148
Shares repurchased	(46,297,143)	(891,462,603)	(36,433,738)	(1,182,041,965)
Net increase (decrease)	7,357,032	$223,699,073	(431,895)	$(76,118,558)

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Equity Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

30

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.65%	$1,000.00	$613.00	$2.60
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26
Class IV
1) Actual	0.59%	$1,000.00	$613.00	$2.36
2) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO International Growth Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $122,411,183 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $7,811,420 and recognized foreign source income of $95,448,640.

For taxable, non-corporate shareholders, 57.92% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Small Companies Fund returned -51.5% for the fiscal year ended February 28, 2009, as compared to -52.0% for the MSCI EAFE Small Cap Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in international equity securities throughout the period.

Stock selection was weak overall, especially within Financials. Swiss chemical company Ciba Holding, Japanese consumer staples company Fuji Oil, and Japanese industrial GS Yuasa were among the most significant contributors to relative performance. Japanese real estate developer KK daVinci Holdings and British media companies Trinity Mirror and Yell Group were among the greatest detractors.

Among GMO's international quantitative stock selection disciplines, stocks ranked highly by intrinsic value (with its boost of high quality) outperformed. Those selected by quality-adjusted value underperformed, while those with strong momentum were essentially in line with the market.

Country allocation had a strong positive impact. This was mainly from the Fund's underweight in Australia, overweight in Japan, and holding small cash balances in a falling market.

Currency allocation also had a positive impact on relative performance as the Fund's underweights in the British pound and Australian dollar and overweights in the Japanese yen and Swiss franc added value. The U.S. dollar strengthened relative to most foreign currencies, which detracted from returns for U.S. investors. The MSCI EAFE Index returned almost 9% more in local currency terms than in U.S. dollars.

Sector weightings had a small negative impact on performance relative to the index. During the period, the Fund's overweights to Materials and Energy detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Small Companies Fund Class III Shares and the MSCI EAFE Small Cap Index*
As of February 28, 2009

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$9,950,000
$17,887,720
$13,414,050
$13,266,670
$13,075,680
GMO International Small Companies Fund
MSCI EAFE Small Cap Index
MSCI EAFE Small Cap + Index**
S&P Developed ex-U.S. Small Cap Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-51.95%	-1.90%	5.99%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  Effective June 1, 2008, the benchmark for the International Small Companies Fund was changed from the S&P Developed ex-U.S. Small Cap Index to the MSCI EAFE Small Cap Index (MSCI Standard Index Series, net of withholding tax).

**  The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to 5/30/2008 and the MSCI EAFE Small Cap Index (MSCI Standard Index Series, net of withholding tax) thereafter.

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.9%
Short-Term Investments	2.2
Preferred Stocks	0.3
Rights and Warrants	0.0
Forward Currency Contracts	(0.3)
Futures	(0.5)
Other	3.4
100.0%
Country Summary	% of Equity Investments
Japan	40.4%
United Kingdom	19.5
Germany	6.4
Canada	4.9
Sweden	3.8
France	3.6
Netherlands	3.5
Switzerland	3.2
Singapore	2.5
Belgium	2.1
Australia	1.9
Italy	1.7
Ireland	1.3
Finland	1.2
Hong Kong	1.0
Norway	0.8
Greece	0.7
Austria	0.6
New Zealand	0.4
Denmark	0.3
Portugal	0.2
100.0%

1

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	21.1%
Consumer Discretionary	19.8
Financials	12.1
Information Technology	11.1
Materials	10.6
Consumer Staples	9.9
Health Care	8.9
Energy	4.2
Utilities	2.0
Telecommunication Services	0.3
100.0%

2

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 94.9%
	Australia — 1.8%
116,358	Ansell Ltd	609,438
481,125	Centennial Coal Co Ltd	526,706
31,614	Cochlear Ltd	1,069,654
1,388,756	Commonwealth Property Office Fund	842,128
939,440	CSR Ltd	591,474
464,953	Downer Edi Ltd	1,084,989
302,067	Iluka Resources Ltd *	818,637
2,079,135	Macquarie DDR Trust	48,128
333,680	Octaviar Ltd *	211,238
1,555,183	PaperlinX Ltd	676,532
1,073,824	Tishman Speyer Office Fund	50,401
164,194	West Australian Newspapers Holdings Ltd	471,401
	Total Australia	7,000,726
	Austria — 0.5%
20,001	Flughafen Wien AG	542,779
14,796	Mayr-Melnhof Karton AG (Bearer)	954,514
43,411	Meinl Airports International AG *	258,837
29,308	RHI AG *	360,309
	Total Austria	2,116,439
	Belgium — 2.0%
30,618	Bekaert NV	1,486,648
9,192	Cofinimmo SA	990,563
93,429	Euronav SA	1,169,569
14,703	EVS Broadcast Equipment SA	456,092
29,258	GIMV NV	1,158,037
32,592	Omega Pharma SA	865,676
49,621	Tessenderlo Chemie	1,455,310
	Total Belgium	7,581,895

See accompanying notes to the financial statements.

3

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Canada — 4.7%
117,775	Ace Aviation Holdings Inc Class A *	592,485
133,000	Advantage Energy Income Fund	305,266
87,475	Baytex Trust	803,791
105,300	Biovail Corp	1,119,050
165,600	CGI Group Inc *	1,210,564
154,375	Daylight Resources Trust	789,955
53,300	Dorel Industries Inc Class B	828,701
198,000	Fairborne Energy Ltd *	437,337
87,600	Gerdau Ameristeel Corp	354,614
390,200	Hudbay Minerals Inc *	1,717,592
92,100	Kingsway Financial Services Inc	162,887
50,200	Laurentian Bank of Canada	1,258,354
55,000	Linamar Corp	144,396
103,400	Methanex Corp	759,936
51,775	Open Text Corp *	1,646,609
30,671	Quebecor Inc Class B	454,930
255,300	RONA Inc *	2,363,963
77,700	Russel Metals Inc	701,145
76,550	Torstar Corp Class B	307,476
123,625	Transcontinental Inc	723,948
187,500	Trinidad Drilling Ltd	380,247
147,800	TriStar Oil & Gas Ltd *	1,126,914
	Total Canada	18,190,160
	Denmark — 0.3%
28,088	Genmab A/S *	1,073,280
	Finland — 1.1%
111,675	Amer Sports Oyj Class A	779,461
45,400	Orion Oyj	703,574
128,771	Pohjola Bank Plc	910,605
93,233	Tietoenator Oyj	1,162,589
147,506	YIT Oyj	884,252
	Total Finland	4,440,481

See accompanying notes to the financial statements.

4

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — 3.5%
29,901	Alten *	405,362
8,407	bioMerieux	635,255
5,255	Bollore	504,768
13,663	Ciments Francais	941,291
12,221	Fonciere des Regions	612,958
107,711	Gemalto NV *	2,710,666
59,040	Groupe Steria SCA	655,900
45,772	IMS International Metal Service	529,437
185,539	Maurel et Prom	1,893,568
20,538	Nexans SA	788,108
78,259	Rallye SA	1,152,923
7,903	Societe BIC SA	385,180
441,818	Thomson *	373,204
8,233	Vilmorin & Cie	794,114
9,490	Wendel Investissement	236,380
24,706	Zodiac SA	744,529
	Total France	13,363,643
	Germany — 5.9%
58,263	Aixtron AG	232,395
182,761	Arques Industries AG *	251,644
18,981	Bechtle AG	292,808
15,035	Biotest AG	645,701
65,664	Demag Cranes AG	1,278,510
27,695	Fielmann AG	1,618,327
69,377	Gildemeister AG	403,096
64,706	Hannover Rueckversicherungs AG (Registered)	2,306,795
186,254	Heidelberger Druckmaschinen AG	769,597
48,543	IKB Deutsche Industriebank AG *	48,365
113,205	Kloeckner & Co AG	1,264,674
18,481	MTU Aero Engines Holding AG	474,143
164,605	Norddeutsche Affinerie AG	4,092,113
3,017	Puma AG Rudolf Dassler Sport	450,944
95,478	Qiagen NV *	1,540,517

See accompanying notes to the financial statements.

5

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — continued
71,053	Rhoen-Klinikum AG	1,331,696
72,159	SGL Carbon SE *	1,592,540
44,560	Stada Arzneimittel AG	752,572
174,636	Suedzucker AG	3,093,151
3,966	Vossloh AG	368,727
	Total Germany	22,808,315
	Greece — 0.7%
184,559	Ellaktor SA	896,053
125,925	Hellenic Exchanges SA	637,129
232,337	Intralot SA	1,016,063
190,551	Technical Olympic SA *	43,145
	Total Greece	2,592,390
	Hong Kong — 0.9%
77,000	Asia Satellite Telecommunications Holdings Ltd	80,505
268,800	Dah Sing Financial Services	682,557
1,640,800	HKR International Ltd	324,066
1,225,000	Pacific Basin Shipping Ltd	558,317
745,000	Sun Hung Kai & Co Ltd	450,425
392,000	VTech Holdings Ltd	1,521,664
	Total Hong Kong	3,617,534
	Ireland — 1.2%
222,309	DCC Plc	3,020,114
962,077	Fyffes Plc	212,955
757,766	Grafton Group Plc *	1,279,404
766,672	Total Produce Ltd	180,685
	Total Ireland	4,693,158
	Italy — 1.7%
160,536	Benetton Group SPA	1,001,764
1,400,808	Beni Stabili SPA	1,058,243
177,554	Bulgari SPA	717,983

See accompanying notes to the financial statements.

6

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Italy — continued
196,338	Cementir SPA	449,402
57,177	ERG SPA	680,297
12,957	Italmobiliare SPA	329,228
20,642	Italmobiliare SPA-RNC	376,950
475,635	Milano Assicurazioni SPA	985,521
142,781	Pirelli & Co Real Estate SPA	411,238
63,066	Trevi Finanziaria SPA	365,756
	Total Italy	6,376,382
	Japan — 38.4%
20,100	ABC-Mart Inc	440,001
77,900	Aderans Co Ltd	534,449
700,250	Aiful Corp	722,799
144,000	Air Water Inc	1,218,031
212,100	Alps Electric Co Ltd	586,213
295,800	AOC Holdings Inc	1,597,091
5,447	Asset Managers Holdings Co Ltd *	324,404
72,300	Autobacs Seven Co Ltd	1,843,180
101,500	Avex Group Holding Inc	911,749
620,000	Central Glass Co Ltd	1,609,738
52,900	Chiba Kogyo Bank Ltd *	522,806
104,900	Circle K Sunkus Co Ltd	1,612,312
216,000	COMSYS Holdings Corp	1,546,407
196,400	Culture Convenience Club Co Ltd	1,355,135
2,151	CyberAgent Inc	977,860
520,600	Daiei Inc *	1,619,681
41,200	Daiichikosho Co Ltd	385,671
2,216,000	Daikyo Inc	978,326
189,000	Daio Paper Corp	1,466,293
478,000	Daiwabo Co Ltd	1,070,756
122,900	DCM Japan Holdings Co Ltd	559,003
376	DeNa Co Ltd	1,105,702
140,800	Don Quijote Co Ltd	1,661,188
325,300	Edion Corp	808,497

See accompanying notes to the financial statements.

7

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
82,600	Foster Electric Co Ltd	443,722
289,500	Fuji Oil Co Ltd	3,639,437
45,900	Fuji Soft Inc	673,021
277,000	Fujikura Ltd	601,336
413,100	Futaba Industrial Co Ltd	1,174,437
278,100	GMO internet Inc	1,061,869
781,000	Godo Steel	1,828,340
107,090	Goldcrest Co Ltd	1,903,075
357	Gourmet Navigator Inc	714,280
362,000	GS Yuasa Corp	1,486,914
52,080	Gulliver International Co Ltd	674,322
74,200	H.I.S. Co Ltd	1,060,225
955,000	Hanwa Co Ltd	2,572,701
51,300	Hisamitsu Pharmaceutical Co Inc	1,549,283
171,800	Hitachi Capital Corp	1,475,435
17,900	Hogy Medical Co Ltd	992,861
188,000	Hokuetsu Paper Mills Ltd	685,359
79,200	Hokuto Corp	1,545,948
135,400	Hosiden Corp	1,419,586
135,000	Hyakujushi Bank Ltd (The)	635,221
307,000	Iseki & Co Ltd *	697,317
570,000	Iwatani International Corp	1,196,307
283,000	J-Oil Mills Inc	757,016
257,000	JACCS Co Ltd *	434,457
255,000	JFE Shoji Holdings Inc	661,401
495,800	Joint Corp	386,327
68,700	K's Holdings Corp	821,049
75,500	Kaga Electronics Co Ltd	702,415
784	Kakaku.com Inc	2,312,287
125,000	Kaken Pharmaceutical Co Ltd	1,183,707
150,000	Kamigumi Co Ltd	961,094
355,000	Kayaba Industry Co	468,217
4,234	Kenedix Inc *	292,709
10,438	KK daVinci Holdings *	261,658

See accompanying notes to the financial statements.

8

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
30,200	Kobayashi Pharmaceutical Co Ltd	996,084
135,400	Kohnan Shoji Co Ltd	1,256,674
97,200	Kojima Co Ltd	202,025
47,500	KOSE Corp	984,337
347,000	Kurabo Industries Ltd	467,430
245,000	Kyokuyo Co Ltd	444,566
213,000	Kyowa Exeo Corp	1,741,602
122,000	Kyudenko Corp	846,458
13,300	Mars Engineering Corp	418,704
1,735,525	Maruha Group Inc	2,055,995
156,000	Meiji Dairies Corp	589,642
135,100	Miraca Holdings Inc	2,806,761
110,900	MISUMI Group Inc	1,239,774
305,000	Mitsubishi Steel Manufacturing Co Ltd	557,073
776,000	Mizuho Investors Securities	593,719
185,000	Nagase & Co	1,459,378
415,000	Nakayama Steel Works Ltd	779,419
883	Net One Systems Co Ltd	1,240,435
425,000	Nichias Corp	867,371
345,000	Nichirei Corp	1,139,119
75,400	Nihon Kohden Corp	950,787
47,000	Nihon Nohyaku Co Ltd	320,997
137,600	Nihon Unisys Ltd	967,020
203,000	Nippon Corp	1,624,842
222,000	Nippon Denko Co Ltd	608,334
32,000	Nippon Densetsu Kogyo Co Ltd	309,484
323,000	Nippon Flour Mills Co Ltd	1,453,427
1,027,000	Nippon Light Metal	704,925
126,000	Nippon Shokubai Co Ltd	776,944
285,000	Nippon Soda Co Ltd	810,190
158,000	Nippon Synthetic Chemical Industry Co Ltd	336,504
205,600	Nippon System Development Co Ltd	1,231,626
752,500	Nippon Yakin Koguo Co Ltd	1,448,827
106,000	Nipro Corp	1,619,879

See accompanying notes to the financial statements.

9

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
130,100	Nishimatsuya Chain Co Ltd	957,567
367,000	Nissan Shatai Co Ltd	2,100,052
49,800	Nissha Printing Co Ltd	1,235,676
331,000	Nisshin Oillio Group Ltd (The)	1,596,990
196,400	Nissin Kogyo Co Ltd	1,796,145
40,900	Okinawa Electric Power Co	2,497,639
568,000	Pacific Metals Co Ltd	2,175,684
156,200	Park24 Co Ltd	1,061,887
46,000	Pigeon Corp	888,810
46,000	PLENUS Co Ltd	643,424
76,820	Point Inc	3,142,168
127,400	Q.P. Corp	1,411,953
205,000	Rengo Co Ltd	1,120,983
42,800	Rinnai Corp	1,477,742
303,400	Round One Corp	1,760,207
372,000	Ryobi Ltd	560,993
53,700	Ryohin Keikaku Co Ltd	1,889,540
53,600	Ryosan Co	1,171,383
129,500	Saizeriya Co Ltd	1,275,557
554,000	Sanken Electric Co Ltd	1,352,009
158,000	Sanki Engineering	797,472
441,000	Sankyo-Tateyama Holdings Inc	272,967
15,000	Sawai Pharmaceuticals Co Ltd	732,323
185,000	Seino Holdings Co Ltd	863,485
38,100	Shima Seiki Manufacturing Ltd	687,688
76,500	Shimachu Co Ltd	1,178,500
293,700	Showa Corp	858,988
48,400	Sugi Pharmacy Co Ltd	1,017,767
798,000	Sumitomo Light Metal Industry	646,610
45,900	Sundrug Co Ltd	763,033
211,000	Taihei Kogyo Co Ltd	471,795
180,000	Takara Holdings Inc	729,769
402,000	TOA Corp *	491,688
117,800	Tokyo Steel Manufacturing Co	1,158,150

See accompanying notes to the financial statements.

10

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
513,000	Topy Industries Ltd	752,755
132,000	Toshiba Plant Systems & Services Corp	1,248,413
427,000	Toyo Engineering Corp	1,156,764
51,000	Toyo Suisan Kaisha Ltd	1,206,996
577,000	Toyo Tire & Rubber Co Ltd	664,659
65,800	Tsumura & Co	1,824,992
52,000	Uchida Yoko Co Ltd	148,148
31,700	Unicharm Petcare Corp	974,056
389,000	Uniden Corp	565,356
53,700	Union Tool Co	1,001,904
1,249	Works Applications Co Ltd	502,953
79,700	Xebio Co Ltd	1,197,556
	Total Japan	148,612,173
	Netherlands — 3.4%
256,175	Aalberts Industries NV	1,282,403
72,175	ASM International NV *	467,271
40,191	Boskalis Westminster	764,450
106,867	CSM	1,157,100
192,607	Koninklijke BAM Groep NV	1,405,999
32,540	Koninklijke Vopak NV	1,075,913
245,613	OCE NV	621,257
102,721	OPG Groep NV	861,253
32,032	Smit International NV	1,368,578
102,599	USG People NV	844,075
38,272	Vastned NV	1,686,090
22,048	Wereldhave NV	1,481,092
	Total Netherlands	13,015,481
	New Zealand — 0.4%
980,016	Fisher & Paykel Healthcare Corp Ltd	1,631,408

See accompanying notes to the financial statements.

11

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Norway — 0.8%
42,960	Frontline Ltd	890,409
157,276	Tandberg ASA	2,008,797
	Total Norway	2,899,206
	Portugal — 0.1%
140,175	Redes Energeticas Nacionais SA	556,613
	Singapore — 2.4%
454,000	Kim Eng Holdings Ltd	340,496
623,000	KS Energy Services Ltd	285,910
956,000	MobileOne Ltd	959,675
746,100	Pacific Century Region Developments Ltd	66,283
1,659,000	Raffles Education Corp Ltd	438,398
474,000	Singapore Airport Terminal Services Ltd	367,869
1,063,000	Singapore Petroleum Co	1,821,059
2,389,000	Singapore Post Ltd	1,183,271
1,896,000	SMRT Corp Ltd	1,945,062
584,000	United Overseas Land	625,524
341,000	Venture Corp Ltd	1,071,768
388,000	Wheelock Properties Ltd	227,222
	Total Singapore	9,332,537
	Sweden — 3.6%
88,725	Axfood AB	1,698,990
1,011,722	Boliden AB	2,783,698
63,100	D Carnegie AB (a)	3,153
189,732	Elekta AB Class B	2,078,596
229,906	Fabege AB	817,670
42,255	Getinge AB Class B	487,533
496,233	Kungsleden AB	2,141,891
222,520	NCC Class B	1,189,590
45,642	Oriflame Cosmetics SA SDR	1,089,289
56,900	Ratos AB Series B	691,749
177,224	Trelleborg AB Class B	522,359

See accompanying notes to the financial statements.

12

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Sweden — continued
81,342	Vostok Gas Ltd (a) *	1,987
1,698,305	West Siberian Resources Ltd SDR *	400,531
	Total Sweden	13,907,036
	Switzerland — 3.0%
30,349	Actelion Ltd (Registered) *	1,435,250
11,014	Bucher Industries AG	694,163
98,722	Ciba Holding AG *	4,160,358
156,389	Clariant AG (Registered) *	583,018
7,774	Galenica AG	2,181,045
28	Lindt & Spruengli AG (Registered)	520,420
35,652	PSP Swiss Property AG (Registered) *	1,423,410
13,461	Swiss Prime Site AG (Registered) *	504,269
3,237	Verwaltungs & Private Bank AG	206,596
	Total Switzerland	11,708,529
	United Kingdom — 18.5%
514,448	Aggreko Plc	2,611,350
738,148	Amlin Plc	3,598,703
1,328,724	ARM Holdings Plc	1,812,227
136,899	Arriva Plc	844,811
259,459	Autonomy Corp Plc *	4,471,636
147,909	Aveva Group Plc	1,004,039
741,691	BBA Aviation Plc	736,999
516,378	Brit Insurance Holdings Plc	1,393,110
420,190	Brixton Plc	231,294
536,649	Chloride Group Plc	997,441
229,182	Close Brothers Group Plc	1,608,725
135,775	Croda International Plc	944,801
361,891	Dairy Crest Group Plc	1,263,553
89,861	Dana Petroleum Plc (Ordinary Shares) *	1,282,604
114,841	De La Rue Plc	1,687,615
1,919,434	Debenhams Plc	1,033,196

See accompanying notes to the financial statements.

13

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
2,699,447	Dimension Data Holdings Plc	1,367,657
449,134	Drax Group Plc	3,318,035
6,858,822	DSG International Plc	1,972,655
831,313	Electrocomponents Plc	1,443,125
807,718	Game Group Plc	1,679,221
59,299	Go-Ahead Group Plc	772,980
287,705	Greene King Plc	1,722,476
446,625	Hiscox Ltd	1,777,564
1,855,627	HMV Group Plc	3,381,479
111,397	Intermediate Capital Group Plc	412,819
306,674	Jardine Lloyd Thompson Group Plc	1,990,363
1,929,537	Johnston Press Plc	192,258
1,481,265	Kesa Electricals Plc	2,228,092
108,357	Ladbrokes Plc	267,542
198,350	Lancashire Holdings Ltd *	1,358,199
189,364	LG Group Holdings Plc	721,597
163,607	Luminar Group Holdings Plc	233,541
525,626	Melrose Plc	494,985
87,640	Micro Focus International Plc	355,720
593,092	Misys Plc	909,864
1,608,289	Northern Foods Plc	1,069,477
127,850	Pennon Group Plc	788,603
207,717	Petrofac Ltd	1,387,399
92,959	Provident Financial Plc	1,082,034
1,175,965	Punch Taverns Plc	636,199
203,944	PV Crystalox Solar Plc	247,441
60,051	Rotork Plc	611,652
243,582	Savills Plc	1,007,743
321,904	Signet Jewelers Ltd	2,452,164
250,009	Smith News Plc	206,981
240,241	SSL International Plc	1,653,576
636,816	Tomkins Plc	1,023,071
490,068	Travis Perkins Plc	2,270,808

See accompanying notes to the financial statements.

14

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
1,770,189	Trinity Mirror Plc	778,000
245,489	Weir Group Plc (The)	1,208,117
676,711	William Hill Plc	2,273,435
7,203,639	Woolworths Group Plc (a)	125,815
2,432,394	Yell Group Plc	716,988
	Total United Kingdom	71,661,779
	TOTAL COMMON STOCKS (COST $663,552,103)	367,179,165
	PREFERRED STOCKS — 0.3%
	Germany — 0.3%
14,778	Draegerwerk AG 2.12%	320,436
50,396	Hugo Boss AG 15.32%	612,509
	Total Germany	932,945
	TOTAL PREFERRED STOCKS (COST $2,358,643)	932,945
	RIGHTS AND WARRANTS — 0.0%
	Singapore — 0.0%
61,000	Tat Hong Holdings Ltd Warrants, Expires 08/02/13 *	1,183
	TOTAL RIGHTS AND WARRANTS (COST $0)	1,183

See accompanying notes to the financial statements.

15

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.2%
33,106	Bank of Tokyo-Mitsubishi Time Deposit, 0.08%, due 03/02/09	33,106
600,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	600,000
2,500,000	Branch Banking & Trust Time Deposit, 0.13%, due 03/02/09	2,500,000
74,287	Brown Brothers Harriman Time Deposit, 0.02%-9.25%, due 03/02/09	74,287
85,984	Citibank Time Deposit, 0.07%-2.29%, due 03/02/09	85,984
54,184	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/02/09	54,184
28,939	JPMorgan Chase Time Deposit, 0.01%, due 03/02/09	28,939
2,500,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	2,500,000
2,755,547	Societe Generale Time Deposit, 0.25%-0.33%, due 03/02/09	2,755,547
	TOTAL SHORT-TERM INVESTMENTS (COST $8,632,047)	8,632,047
	TOTAL INVESTMENTS — 97.4% (Cost $674,542,793)	376,745,340
	Other Assets and Liabilities (net) — 2.6%	10,070,627
	TOTAL NET ASSETS — 100.0%	$386,815,967

See accompanying notes to the financial statements.

16

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	CHF	9,074,574	$7,765,772	$44,242
4/24/09	CHF	9,074,574	7,765,771	31,342
4/24/09	CHF	9,074,574	7,765,772	11,847
4/24/09	CHF	9,074,574	7,765,772	22,069
4/24/09	EUR	3,449,861	4,372,432	(53,015)
4/24/09	JPY	396,218,688	4,064,279	(249,949)
4/24/09	JPY	396,218,688	4,064,279	(247,508)
4/24/09	NZD	2,101,774	1,048,902	(17,705)
4/24/09	SEK	55,091,026	6,116,210	(273,283)
4/24/09	SEK	63,188,502	7,015,192	(145,871)
4/24/09	SGD	11,040,750	7,130,947	(101,391)
			$64,875,328	$(979,222)
Sales
4/24/09	AUD	10,061,402	$6,410,125	$(13,790)
4/24/09	CAD	7,488,575	5,886,724	39,281
4/24/09	CAD	7,268,323	5,713,585	31,875
4/24/09	CAD	7,268,323	5,713,585	32,942
4/24/09	EUR	8,632,418	10,940,922	(67,787)
4/24/09	GBP	3,246,580	4,647,323	(18,424)
4/24/09	GBP	3,246,580	4,647,323	(18,817)
4/24/09	HKD	29,026,186	3,744,448	932
4/24/09	NOK	15,289,249	2,171,038	(2,196)
4/24/09	SGD	6,473,773	4,181,250	118,689
			$54,056,323	$102,705

See accompanying notes to the financial statements.

17

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	Amsterdam Exchanges	March 2009	$278,081	$214
172	CAC 40	March 2009	5,817,065	(417,318)
34	DAX	March 2009	4,105,533	(729,544)
21	FTSE 100	March 2009	1,144,672	(507)
2	Hang Seng	March 2009	162,680	(1,441)
1	IBEX 35	March 2009	96,577	347
6	MSCI Singapore	March 2009	148,939	973
43	OMXS30 IND	March 2009	305,544	582
53	S&P/MIB	March 2009	5,084,302	(1,514,741)
100	TOPIX Index	March 2009	7,721,829	(461,300)
			$24,865,222	$(3,122,735)
Sales
48	SPI 200	March 2009	$2,505,860	$195,305
127	S&P Toronto 60	March 2009	9,759,095	828,268
			$12,264,955	$1,023,573

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

18

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

SDR - Swedish Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

19

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $674,542,793) (Note 2)	$376,745,340
Foreign currency, at value (cost $77) (Note 2)	64
Receivable for Fund shares sold	6,600,942
Dividends and interest receivable	446,532
Foreign taxes receivable	86,136
Unrealized appreciation on open forward currency contracts (Note 2)	333,219
Receivable for collateral on open futures contracts (Note 2)	4,583,321
Receivable for expenses reimbursed by Manager (Note 3)	17,556
Miscellaneous receivable	38,403
Total assets	388,851,513
Liabilities:
Payable to affiliate for (Note 3):
Management fee	191,708
Shareholder service fee	47,927
Trustees and Chief Compliance Officer of GMO Trust fees	1,463
Payable for variation margin on open futures contracts (Note 2)	304,340
Unrealized depreciation on open forward currency contracts (Note 2)	1,209,736
Miscellaneous payable	37,741
Accrued expenses	242,631
Total liabilities	2,035,546
Net assets	$386,815,967
Net assets consist of:
Paid-in capital	$746,889,791
Accumulated undistributed net investment income	8,428,133
Distributions in excess of net realized gain	(67,703,418)
Net unrealized depreciation	(300,798,539)
$386,815,967
Net assets attributable to:
Class III shares	$386,815,967
Shares outstanding:
Class III	92,051,975
Net asset value per share:
Class III	$4.20

See accompanying notes to the financial statements.

20

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $1,756,208)	$19,261,830
Securities lending income	519,576
Interest	297,246
Total investment income	20,078,652
Expenses:
Management fee (Note 3)	3,305,724
Shareholder service fee – Class III (Note 3)	826,431
Custodian and fund accounting agent fees	563,476
Transfer agent fees	27,231
Audit and tax fees	82,766
Legal fees	14,106
Trustees fees and related expenses (Note 3)	7,205
Registration fees	1,104
Miscellaneous	11,220
Total expenses	4,839,263
Fees and expenses reimbursed by Manager (Note 3)	(686,093)
Expense reductions (Note 2)	(17,523)
Net expenses	4,135,647
Net investment income (loss)	15,943,005
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(55,872,293)
Closed futures contracts	(9,549,031)
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $158) (Note 2)	7,857,721
Net realized gain (loss)	(57,563,603)
Change in net unrealized appreciation (depreciation) on:
Investments	(308,749,859)
Open futures contracts	243,018
Foreign currency, forward contracts and foreign currency related transactions	(3,025,137)
Net unrealized gain (loss)	(311,531,978)
Net realized and unrealized gain (loss)	(369,095,581)
Net increase (decrease) in net assets resulting from operations	$(353,152,576)

See accompanying notes to the financial statements.

21

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,943,005	$15,669,967
Net realized gain (loss)	(57,563,603)	176,668,989
Change in net unrealized appreciation (depreciation)	(311,531,978)	(202,960,184)
Net increase (decrease) in net assets from operations	(353,152,576)	(10,621,228)
Distributions to shareholders from:
Net investment income
Class III	(11,541,650)	(31,841,900)
Net realized gains
Class III	(26,984,042)	(142,937,240)
	(38,525,692)	(174,779,140)
Net share transactions (Note 7):
Class III	97,920,776	5,871,549
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,037,841	2,593,773
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	98,958,617	8,465,322
Total increase (decrease) in net assets	(292,719,651)	(176,935,046)
Net assets:
Beginning of period	679,535,618	856,470,664
End of period (including accumulated undistributed net investment income of $8,428,133 and distributions in excess of net investment income of $5,790,555, respectively)	$386,815,967	$679,535,618

See accompanying notes to the financial statements.

22

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$9.29		$12.22		$14.93	$17.84	$17.09
Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.24		0.25	0.34	0.30
Net realized and unrealized gain (loss)	(4.78)		(0.34)		2.68	3.44	3.56
Total from investment operations	(4.58)		(0.10)		2.93	3.78	3.86
Less distributions to shareholders:
From net investment income	(0.13)		(0.51)		(0.33)	(0.44)	(0.54)
From net realized gains	(0.38)		(2.32)		(5.31)	(6.25)	(2.57)
Total distributions	(0.51)		(2.83)		(5.64)	(6.69)	(3.11)
Net asset value, end of period	$4.20		$9.29		$12.22	$14.93	$17.84
Total Return(a)	(51.47)%		(2.04)%		23.35%	25.77%	24.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$386,816		$679,536		$856,471	$986,602	$1,517,223
Net expenses to average daily net assets	0.75	%(b)	0.76	%(b)	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.89%		1.98%		1.79%	2.01%	1.75%
Portfolio turnover rate	64%		72%		48%	49%	53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.13%		0.09%	0.11%	0.11%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.04		$0.03	$0.07	$0.08

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE (Europe, Australasia, and Far East) Small Cap Index. The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of any of the 500 excluded developed country companies. Effective June 1, 2008, the Fund changed its benchmark from the S&P/Citigroup EMI World ex-U.S. Index to the MSCI EAFE Small Cap Index because the Manager believes the MSCI EAFE Small Cap Index is a more appropriate comparative, broad-based market index for the Fund.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction

24

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 89.35% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless. The Fund also valued another certain security at the last traded price prior to the company filing for bankruptcy protection.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$30,982,565	$828,268
Level 2 - Other Significant Observable Inputs	345,631,820	530,640
Level 3 - Significant Unobservable Inputs	130,955	—
Total	$376,745,340	$1,358,908

*  Other financial instruments include forward currency contracts and futures contracts.

25

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(4,334,587)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(4,334,587)

**  Other financial instruments include forward currency contracts and futures contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$4,903,629	$—
Realized gain (loss)	(5,308,435)	—
Change in unrealized appreciation/depreciation	(3,367,432)	—
Net purchases (sales)	(831,338)	—
Net transfers in and/or out of Level 3	4,734,531	—
Balance as of February 28, 2009	$130,955	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation

26

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 28, 2009, the Fund incurred $158 in CPMF tax which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, losses on wash sale transactions, passive foreign investment company transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$9,817,333	$(9,817,333)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$11,546,276	$74,973,732
Net long-term capital gain	26,979,416	99,805,408
Total distributions	$38,525,692	$174,779,140

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$7,957,418

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital and currency losses of $48,125,769.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(16,328,991)
Total	$(16,328,991)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$678,102,612	$5,405,620	$(306,762,892)	$(301,357,272)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.60% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $6,411 and $4,049, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $425,677,266 and $340,893,012, respectively.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 47.71% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.11% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 20.93% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	27,018,472	$144,232,120	14,345,120	$167,353,499
Shares issued to shareholders in reinvestment of distributions	5,410,297	37,797,241	16,860,674	173,069,697
Shares repurchased	(13,514,910)	(84,108,585)	(28,165,322)	(334,551,647)
Purchase premiums	—	671,626	—	803,005
Redemption fees	—	366,215	—	1,790,768
Net increase (decrease)	18,913,859	$98,958,617	3,040,472	$8,465,322

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008, through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.75%	$1,000.00	$546.90	$2.88
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $26,979,416 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $1,754,550 and recognized foreign source income of $21,018,038.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $469,477 or if determined to be different, the qualified interest income of such year.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Fund returned -47.4% for the fiscal year ended February 28, 2009, as compared to -50.2% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection added 2.1% to returns for the fiscal year. Holdings outperformed in the United Kingdom, Japan, and France. Stock selection was negative in the emerging markets.

Country selection was ahead of the MSCI EAFE Index by 0.7%. The largest positive contribution to country selection came from an underweight position in Australia, which added 0.3%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class II, IV and M will vary due to different fees.

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.8%
Short-Term Investments	2.9
Preferred Stocks	0.1
Rights and Warrants	0.0
Other	0.2
100.0%
Country Summary	% of Equity Investments
Japan	28.9%
United Kingdom	24.8
France	8.7
Germany	7.9
Italy	5.1
Switzerland	4.6
Hong Kong	3.4
Netherlands	3.1
Finland	2.8
Spain	2.6
Australia	2.0
Norway	1.6
Singapore	1.3
Belgium	0.8
South Korea	0.5
Taiwan	0.5
Austria	0.3
Brazil	0.3
Greece	0.3
India	0.1
Indonesia	0.1
Ireland	0.1
Malaysia	0.1
Sweden	0.1
Canada	0.0
New Zealand	0.0
Philippines	0.0
100.0%

1

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	15.2%
Consumer Staples	13.3
Energy	11.5
Telecommunication Services	10.9
Health Care	10.7
Industrials	10.6
Consumer Discretionary	9.5
Utilities	9.1
Information Technology	5.3
Materials	3.9
100.0%

2

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 96.8%
	Australia — 1.9%
478,260	Aristocrat Leisure Ltd	1,117,448
808,900	Australia and New Zealand Banking Group Ltd	6,775,369
1,168,594	Brambles Ltd	3,414,518
915,506	Coca Cola Amatil Ltd	5,224,701
118,000	Commonwealth Bank of Australia	2,225,065
711,402	Consolidated Media Holdings Ltd	899,986
1,771,424	Crown Ltd	5,833,822
159,400	CSL Ltd	3,686,350
2,098,200	Fairfax Media Ltd (a)	1,006,270
618,758	Foster's Group Ltd	2,166,265
515,800	Goodman Group	82,952
1,977,896	Insurance Australia Group Ltd	4,287,556
410,500	Insurance Australia Group Ltd (Placement Shares)	887,230
607,863	Lend Lease Corp Ltd	2,055,668
1,170,600	Metcash Ltd	3,109,660
236,665	National Australia Bank Ltd	2,658,358
350,585	QBE Insurance Group Ltd	4,210,735
911,351	TABCORP Holdings Ltd	3,692,972
1,731,560	Tatts Group Ltd	3,135,832
1,187,829	Telstra Corp Ltd	2,676,984
197,100	Westpac Banking Corp	2,101,896
	Total Australia	61,249,637
	Austria — 0.3%
26,240	Flughafen Wien AG	712,090
120,190	OMV AG	3,131,024
344,850	Telekom Austria AG	4,487,733
114,520	Wienerberger AG	922,244
	Total Austria	9,253,091

See accompanying notes to the financial statements.

3

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Belgium — 0.8%
219,170	Belgacom SA	7,133,787
365,873	Compagnie d'Entreprises CFE	9,091,500
56,875	Groupe Bruxelles Lambert SA	3,636,839
46,000	Solvay SA	2,603,260
106,000	UCB SA	2,916,294
	Total Belgium	25,381,680
	Brazil — 0.3%
867,300	Hypermarcas SA *	5,095,578
210,200	Sul America SA	1,744,781
132,973	Totvs SA	2,379,880
	Total Brazil	9,220,239
	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (b)	1,730
	Finland — 2.7%
492,700	Fortum Oyj	8,461,983
536,000	KCI Konecranes Oyj	8,680,655
356,668	Neste Oil Oyj	4,442,846
1,891,100	Nokia Oyj	17,720,213
1,315,298	Nokian Renkaat Oyj	15,492,955
310,500	Outokumpu Oyj	3,141,140
425,600	Sampo Oyj Class A	5,597,553
734,875	UPM-Kymmene Oyj	5,194,533
481,800	Uponor Oyj	4,857,280
127,800	Wartsila Oyj Class B	2,923,267
1,459,359	YIT Oyj	8,748,394
	Total Finland	85,260,819
	France — 8.4%
82,828	Accor SA	2,942,183
211,742	ArcelorMittal	4,058,402
596,612	AXA	5,438,267

See accompanying notes to the financial statements.

4

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	France — continued
373,361	BNP Paribas	12,091,364
178,700	Carrefour SA	5,973,567
56,414	Casino Guichard-Perrachon SA	3,485,328
76,418	Compagnie Generale des Etablissements Michelin-Class B	2,464,212
134,045	Essilor International SA	4,626,172
1,371,011	France Telecom SA	30,639,039
880,124	GDF Suez	27,794,122
131,586	GDF Suez VVPR Strip *	167
206,453	Groupe Danone	9,797,500
120,055	L'Oreal SA	7,722,812
60,601	Lafarge SA	2,596,550
78,814	Neopost SA	5,719,297
72,938	Pernod-Ricard SA	3,971,538
69,767	Peugeot SA	1,187,181
47,931	Renault SA	688,255
612,247	Sanofi-Aventis	31,467,733
158,651	Schneider Electric SA	9,470,639
91,277	Societe BIC SA	4,448,694
165,034	Societe Generale	5,115,663
268,721	Suez Environnement SA *	3,911,006
61,408	Technip SA	1,987,580
102,496	Thales SA	4,114,073
1,152,267	Total SA	54,135,287
791,726	Vivendi Universal SA	18,823,188
52,343	Wendel Investissement	1,303,779
	Total France	265,973,598
	Germany — 7.6%
173,464	Adidas AG	4,986,788
232,676	Allianz SE (Registered)	15,618,956
73,541	Axel Springer AG	4,977,001
252,800	BASF AG	7,012,580
414,799	Bayer AG	19,953,760
173,100	Bayerische Motoren Werke AG	4,281,728

See accompanying notes to the financial statements.

5

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Germany — continued
377,901	Commerzbank AG	1,303,013
403,281	Daimler AG (Registered)	9,135,491
141,800	Deutsche Bank AG (Registered)	3,648,280
107,900	Deutsche Boerse AG	4,935,761
374,284	Deutsche Post AG (Registered)	3,580,519
2,103,538	Deutsche Telekom AG (Registered)	25,437,693
860,864	E.ON AG	22,137,044
99,400	Fraport AG	3,009,639
233,500	Fresenius Medical Care AG & Co	9,494,001
254,818	Heidelberger Druckmaschinen AG	1,052,902
1,011,400	Infineon Technologies AG *	613,534
35,700	Linde AG	2,294,162
104,846	MAN AG	4,220,243
112,500	Merck KGaA	8,421,793
161,774	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	19,713,338
25,680	Puma AG Rudolf Dassler Sport	3,838,334
312,500	RWE AG	19,876,141
723,283	SAP AG	23,235,219
355,937	Siemens AG (Registered)	17,980,300
	Total Germany	240,758,220
	Greece — 0.3%
504,532	EFG Eurobank Ergasias	2,570,955
227,542	OPAP SA	5,849,867
240,000	Piraeus Bank SA	1,163,703
	Total Greece	9,584,525
	Hong Kong — 3.3%
1,869,500	Cheung Kong Holdings Ltd	15,144,993
1,422,000	CLP Holdings Ltd	10,512,193
4,174,300	Great Eagle Holdings Ltd	5,145,446
1,198,900	Hang Seng Bank Ltd	13,262,267
10,159,755	Link REIT	19,283,261
2,814,500	MTR Corp Ltd	6,246,210

See accompanying notes to the financial statements.

6

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Hong Kong — continued
19,879,887	New World Development Co Ltd	17,743,669
12,601,000	Shun Tak Holdings Ltd	3,999,368
6,625,000	Wharf Holdings Ltd (The)	13,839,098
	Total Hong Kong	105,176,505
	India — 0.1%
109,300	Infosys Technologies Sponsored ADR	2,645,060
	Indonesia — 0.1%
8,056,000	Telekomunikasi Indonesia Tbk PT	4,239,786
	Ireland — 0.1%
116,818	CRH Plc	2,399,126
7,900	DCC Plc	107,323
17,500	FBD Holdings Plc	168,542
	Total Ireland	2,674,991
	Italy — 5.0%
721,700	Alleanza Assicurazioni SPA	3,573,188
687,344	Assicurazioni Generali SPA	10,332,828
157,800	Atlantia SPA	2,051,102
2,071,948	Banca Monte dei Paschi di Siena SPA	2,558,418
354,800	Banca Popolare di Milano Scarl	1,423,115
301,054	Buzzi Unicem SPA	2,802,348
4,097,735	Enel SPA	20,366,619
2,111,321	ENI SPA	42,141,086
948,010	Fiat SPA	4,239,970
916,556	Finmeccanica SPA	11,680,061
3,615,728	Intesa San Paolo	8,800,513
1,086,223	Intesa Sanpaolo-Di RISP	1,807,803
574,070	Italcementi SPA-Di RISP	3,005,356
56,000	Lottomatica SPA	897,833
492,300	Mediaset SPA	2,184,709
305,400	Mediobanca SPA	2,473,170

See accompanying notes to the financial statements.

7

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Italy — continued
2,242,600	Pirelli & Co SPA	481,329
434,400	Snam Rete Gas SPA	2,152,452
13,454,498	Telecom Italia SPA	16,354,194
13,806,076	Telecom Italia SPA-Di RISP	13,130,490
3,182,082	UniCredit SPA	4,030,454
	Total Italy	156,487,038
	Japan — 28.0%
996,900	Asahi Breweries Ltd	12,482,622
838,100	Astellas Pharma Inc	27,811,058
760,700	Bridgestone Corp	10,360,547
921,700	Canon Inc	23,261,010
1,478,000	Chiba Bank Ltd	6,937,786
3,457,000	Chuo Mitsui Trust Holdings Inc	10,479,246
281,200	Circle K Sunkus Co Ltd	4,322,042
780,600	Daiichi Sankyo Co Ltd	12,541,076
240,300	Denso Corp	4,562,438
792,900	East Japan Railway Co	47,484,949
210,600	Electric Power Development Co Ltd	6,728,965
4,567	Fuji Media Holdings Inc	5,201,900
1,189,000	Hitachi Ltd	2,960,747
355,100	Hokkaido Electric Power Co Inc	7,520,691
1,510,400	Honda Motor Co Ltd	36,117,887
184,800	Hoya Corp	3,349,032
736,000	Itochu Corp	3,300,168
811	Japan Real Estate Investment Corp	6,037,605
6,658	Japan Tobacco Inc	15,880,997
705,800	JSR Corp	8,284,205
6,242	Jupiter Telecommunications Co Ltd	4,947,099
1,889,000	Kansai Electric Power Co Inc	45,418,528
1,115,000	Kao Corp	21,189,662
4,105	KDDI Corp	21,504,774
905,200	Kirin Holdings Co Ltd	8,737,118
543,200	Konami Corp	7,667,593

See accompanying notes to the financial statements.

8

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
473,700	Kyushu Electric Power Co Inc	11,218,518
413,500	Lawson Inc	17,905,303
209,400	Miraca Holdings Inc	4,350,376
897,500	Mitsubishi Corp	11,166,228
3,566,000	Mitsubishi Electric Corp	14,088,143
3,448,800	Mitsubishi UFJ Financial Group Inc	15,580,381
1,210,000	Mitsui OSK Lines Ltd	6,133,107
821,000	Nichirei Corp	2,710,774
116,800	Nihon Kohden Corp	1,472,837
69,300	Nintendo Co Ltd	19,785,117
761	Nippon Building Fund Inc	6,154,816
2,180,000	Nippon Express Co Ltd	6,270,191
1,625,000	Nippon Oil Corp	7,744,472
360,700	Nippon Paper Group Inc	7,995,721
2,681,000	Nippon Steel Corp	7,037,741
303,000	Nissin Foods Holding Co Ltd	9,198,177
974	Nomura Real Estate Office Fund (REIT)	4,916,692
345,700	Nomura Research Institute	5,444,109
6,548	NTT Data Corp	16,225,853
43,017	NTT Docomo Inc	67,012,755
629	ORIX JREIT Inc (REIT)	1,869,137
2,461,000	Panasonic Corp	28,493,977
643,000	Ricoh Company Ltd	7,263,144
1,363,000	Sekisui Chemical Co Ltd	5,801,742
941,400	Seven & I Holdings Co Ltd	20,863,154
5,498	Seven Bank Ltd	15,086,190
110,800	Shin-Etsu Chemical Co Ltd	4,932,995
855,000	Shionogi & Co Ltd	13,884,348
960,000	Shiseido Co Ltd	14,137,645
665,000	Sompo Japan Insurance Inc	3,279,440
3,212	Sony Financial Holdings Inc	8,262,015
1,174,000	Sumitomo Chemical Co Ltd	3,528,886
1,254,400	Sumitomo Electric Industries Ltd	9,747,435
353,000	Sumitomo Mitsui Financial Group Inc	11,190,550

See accompanying notes to the financial statements.

9

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
585,000	Takeda Pharmaceutical Co Ltd	23,628,048
440,000	Tohoku Electric Power Co Inc	10,301,733
2,224,000	Tokyo Gas Co Ltd	8,909,222
376,000	Toyo Suisan Kaisha Ltd	8,898,637
1,459,800	Toyota Motor Corp	46,756,877
135,000	Unicharm Corp	8,819,603
5,656	West Japan Railway Co	20,035,308
	Total Japan	883,191,142
	Malaysia — 0.1%
3,046,600	IJM Corp Berhad	3,013,730
	Netherlands — 3.0%
91,400	Akzo Nobel NV	3,193,836
110,907	Hal Trust (Participating Units)	5,753,111
396,000	Heineken NV	10,573,484
1,628,022	ING Groep NV	7,359,131
686,800	Koninklijke Ahold NV	7,620,807
225,000	Koninklijke DSM NV	5,142,032
1,325,300	Koninklijke KPN NV	16,955,728
799,432	Koninklijke Philips Electronics NV	12,782,313
305,518	Reed Elsevier NV	3,394,554
891,745	Unilever NV	17,086,976
206,400	Wolters Kluwer NV	3,259,517
	Total Netherlands	93,121,489
	New Zealand — 0.0%
171,477	Air New Zealand	70,090
538,152	Telecom Corp of New Zealand	652,271
	Total New Zealand	722,361
	Norway — 1.5%
1,029,700	DnB NOR ASA	3,704,031
3,224,500	DNO International ASA *	1,964,971

See accompanying notes to the financial statements.

10

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Norway — continued
5,854,870	Prosafe ASA *	21,001,958
4,871,020	Prosafe Production Public Ltd *	7,905,479
1,130,000	Telenor ASA	5,811,038
348,600	Yara International ASA	7,377,085
	Total Norway	47,764,562
	Philippines — 0.0%
36,000,000	Alliance Global Group Inc *	1,089,740
	Singapore — 1.3%
4,254,000	Ascendas Real Estate Investment Trust (REIT)	3,407,323
2,521,430	DBS Group Holdings Ltd	12,593,058
2,117,800	Keppel Corp Ltd	5,877,707
8,599,000	People's Food Holdings Ltd	3,524,604
1,161,300	Singapore Airlines Ltd	7,566,777
4,594,000	Singapore Technologies Engineering Ltd	6,786,149
	Total Singapore	39,755,618
	South Korea — 0.4%
73,800	KB Financial Group Inc *	1,414,927
81,500	Samsung Card Co Ltd	1,400,012
35,900	Samsung Electronics Co Ltd	11,041,694
	Total South Korea	13,856,633
	Spain — 2.5%
28,040	ACS Actividades de Construccion y Servicios SA	1,107,343
661,492	Banco Bilbao Vizcaya Argentaria SA	4,778,631
1,469,932	Banco Santander SA	8,979,678
119,000	Gas Natural SDG SA	2,133,253
52,000	Grifols SA *	815,230
4,170	Grupo Ferrovial SA	101,553
1,770,612	Iberdrola SA	11,514,379
40,900	Inditex SA	1,534,260
522,000	Mapfre SA	1,061,207

See accompanying notes to the financial statements.

11

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Spain — continued
89,750	Red Electrica de Espana	3,599,494
329,729	Repsol YPF SA	5,036,232
22,723	Tecnicas Reunidas SA	631,117
1,639,361	Telefonica SA	30,170,888
378,204	Union Fenosa SA	8,523,649
	Total Spain	79,986,914
	Sweden — 0.1%
98,200	Elekta AB Class B	1,075,823
441,704	Svenska Cellulosa AB Class B	2,858,848
	Total Sweden	3,934,671
	Switzerland — 4.5%
48,500	Baloise Holding Ltd	2,746,459
135,040	Bank Sarasin & Cie AG Class B (Registered)	2,849,386
88,910	Energiedienst Holding AG (Registered) *	3,413,275
4,940	Forbo Holdings AG (Registered) *	696,511
31,030	Geberit AG (Registered)	2,779,480
4,726	Jelmoli Holding AG (Registered)	1,818,495
1,132,310	Nestle SA (Registered)	37,015,701
987,890	Novartis AG (Registered)	36,041,497
198,330	Roche Holding AG (Non Voting)	22,513,935
100,660	Swiss Reinsurance Co (Registered)	1,239,241
46,890	Swisscom AG (Registered)	14,045,135
111,968	Zurich Financial Services AG	15,856,625
	Total Switzerland	141,015,740
	Taiwan — 0.5%
4,630,022	Asustek Computer Inc	4,371,756
4,916,314	Chinatrust Financial Holding Co Ltd	1,470,665
236,700	Chunghwa Telecom Co Ltd ADR	3,633,345
933,800	Hon Hai Precision Industry Co Ltd	1,834,305
2,860,000	Taiwan Semiconductor Manufacturing Co Ltd	3,612,591
	Total Taiwan	14,922,662

See accompanying notes to the financial statements.

12

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — 24.0%
279,800	Amlin Plc	1,364,113
478,843	Anglo American Plc	6,754,415
760,345	Associated British Foods Plc	7,047,775
1,000,900	AstraZeneca Plc	31,740,342
2,326,504	Aviva Plc	9,558,555
4,981,661	BAE Systems Plc	26,300,453
3,295,606	Barclays Plc	4,323,566
72,600	Berkeley Group Holdings Plc (Unit Shares) *	897,627
2,714,846	BG Group Plc	38,807,048
1,014,618	BHP Billiton Plc	15,812,646
12,131,140	BP Plc	77,284,620
529,100	British American Tobacco Plc	13,523,986
741,976	British Sky Broadcasting Group Plc	4,945,982
2,059,501	BT Group Plc	2,631,136
776,265	Bunzl Plc	6,407,539
116,920	Cadbury Plc	890,175
289,700	Capita Group Plc	2,733,723
2,470,857	Centrica Plc	9,502,192
1,755,482	Cobham Plc	4,818,459
1,718,200	Compass Group Plc	7,548,804
1,105,310	Diageo Plc	12,745,608
446,734	Experian Plc	2,640,231
399,681	Filtrona Plc	654,406
340,045	Fresnillo Plc	1,687,035
4,004,999	GlaxoSmithKline Plc	60,743,018
19,400	Go-Ahead Group Plc	252,885
716,071	Group 4 Securicor Plc	1,892,897
209,200	Hiscox Ltd	832,614
418,661	Home Retail Group Plc	1,262,002
5,313,530	HSBC Holdings Plc	36,956,357
327,470	ICAP Plc	1,090,162
1,205,677	Imperial Tobacco Group Plc	28,866,241
1,175,900	International Power Plc	3,976,234
941,611	J Sainsbury Plc	4,215,363

See accompanying notes to the financial statements.

13

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
126,000	Jardine Lloyd Thompson Group Plc	817,760
1,477,250	John Wood Group Plc	4,063,436
205,270	Johnson Matthey Plc	2,850,427
845,000	Lamprell Plc	999,577
46,971	Lancashire Holdings Ltd *	321,633
370,100	Land Securities Group Plc	2,890,198
4,839,981	Legal & General Group Plc	2,761,173
2,912,865	Lloyds Banking Group Plc	2,391,111
39,930	Lonmin Plc	572,147
937,100	Marks & Spencer Group Plc	3,465,498
224,628	Misys Plc	344,602
66,744	Mondi Ltd	157,735
1,898,167	National Grid Plc	16,896,620
381,432	Next Plc	6,325,263
637,600	Pearson Plc	5,982,961
174,110	Persimmon Plc	849,240
1,222,517	Prudential Plc	4,872,432
450,467	Reckitt Benckiser Group Plc	17,237,355
805,103	Reed Elsevier Plc	6,014,537
189,228	Rio Tinto Plc	4,830,451
587,200	Rolls-Royce Group Plc *	2,402,032
2,946,129	Royal Bank of Scotland Group Plc	959,522
1,746,600	Royal Dutch Shell Plc A Shares (London)	38,345,384
1,980,597	Royal Dutch Shell Plc B Shares (London)	41,574,385
1,526,308	RSA Insurance Group Plc	2,984,140
542,200	SABMiller Breweries Plc	7,850,003
472,500	Sage Group Plc	1,144,859
132,210	Schroders Plc	1,372,353
487,960	Scottish & Southern Energy Plc	7,951,539
333,458	Segro Plc	508,217
612,668	Serco Group Plc	3,371,818
420,175	Severn Trent (Ordinary Shares)	6,513,106
602,900	Shire Plc	7,147,773
521,192	Smith & Nephew Plc	3,693,385

See accompanying notes to the financial statements.

14

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	United Kingdom — continued
105,800	Smiths Group Plc	1,250,663
290,400	Stagecoach Group Plc	477,640
3,629,977	Tesco Plc	17,215,026
165,564	Travis Perkins Plc	767,167
902,023	Unilever Plc	17,425,031
37,379,085	Vodafone Group Plc	66,231,676
2,841,336	William Morrison Supermarkets Plc	10,436,793
109,728	Wolseley Plc	277,116
248,200	WPP Plc	1,287,691
150,964	Xstrata Plc	1,487,252
	Total United Kingdom	758,026,936
	TOTAL COMMON STOCKS (COST $4,635,041,862)	3,058,309,117
	PREFERRED STOCKS — 0.1%
	Germany — 0.1%
44,576	Volkswagen AG 5.36%	1,997,417
	Italy — 0.0%
81,071	Exor SPA *	346,258
174,933	Fiat SPA 19.49%	451,793
	Total Italy	798,051
	TOTAL PREFERRED STOCKS (COST $4,620,701)	2,795,468
	RIGHTS AND WARRANTS — 0.0%
	Malaysia — 0.0%
304,660	IJM Land Berhad Warrants, Expires 09/11/13 *	14,791
	TOTAL RIGHTS AND WARRANTS (COST $8,700)	14,791

See accompanying notes to the financial statements.

15

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.9%
6,654,486	Banco Santander Time Deposit, 0.53%, due 03/02/09	6,654,486
7,200,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	7,200,000
123	Brown Brothers Harriman Time Deposit, 0.02%-0.05%, due 03/02/09	123
4,806,849	Citibank Time Deposit, 0.09%, due 03/02/09	4,806,849
158,274	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/02/09	158,274
357,856	JPMorgan Chase Time Deposit, 0.01%, due 03/02/09	357,856
48,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	48,000,000
79,905	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	79,905
23,956,537	Societe Generale Time Deposit, 0.53%, due 03/02/09	23,956,537
	TOTAL SHORT-TERM INVESTMENTS (COST $91,214,030)	91,214,030
	TOTAL INVESTMENTS — 99.8% (Cost $4,730,885,293)	3,152,333,406
	Other Assets and Liabilities (net) — 0.2%	5,541,982
	TOTAL NET ASSETS — 100.0%	$3,157,875,388

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

See accompanying notes to the financial statements.

16

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $4,730,885,293) (Note 2)	$3,152,333,406
Cash	5,506,690
Foreign currency, at value (cost $2,285,589) (Note 2)	2,144,838
Receivable for investments sold	24,075,303
Receivable for Fund shares sold	101,386
Dividends and interest receivable	10,699,994
Foreign taxes receivable	538,847
Receivable for expenses reimbursed by Manager (Note 3)	16,092
Miscellaneous receivable	2,255,329
Total assets	3,197,671,885
Liabilities:
Payable for investments purchased	24,809,307
Payable for Fund shares repurchased	10,036,590
Payable to affiliate for (Note 3):
Management fee	1,596,497
Shareholder service fee	372,665
Administration fee – Class M	628
Trustees and Chief Compliance Officer of GMO Trust fees	12,500
Payable for 12b-1 fee – Class M	1,729
Miscellaneous payable	2,009,576
Accrued expenses	957,005
Total liabilities	39,796,497
Net assets	$3,157,875,388

See accompanying notes to the financial statements.

17

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$5,052,806,963
Accumulated undistributed net investment income	62,797,049
Distributions in excess of net realized gains	(378,546,733)
Net unrealized depreciation	(1,579,181,891)
$3,157,875,388
Net assets attributable to:
Class II shares	$765,201,073
Class III shares	$2,054,884,832
Class IV shares	$334,003,041
Class M shares	$3,786,442
Shares outstanding:
Class II	95,298,643
Class III	254,723,122
Class IV	41,399,835
Class M	469,340
Net asset value per share:
Class II	$8.03
Class III	$8.07
Class IV	$8.07
Class M	$8.07

See accompanying notes to the financial statements.

18

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $22,737,052)	$255,538,361
Securities lending income	7,213,894
Interest	5,656,057
Total investment income	268,408,312
Expenses:
Management fee (Note 3)	37,348,751
Shareholder service fee – Class II (Note 3)	1,410,355
Shareholder service fee – Class III (Note 3)	4,612,067
Shareholder service fee – Class IV (Note 3)	2,252,871
12b-1 fee – Class M (Note 3)	14,551
Administration fee – Class M (Note 3)	11,641
Custodian and fund accounting agent fees	2,782,297
Transfer agent fees	69,227
Audit and tax fees	117,099
Legal fees	156,255
Trustees fees and related expenses (Note 3)	82,510
Registration fees	31,948
Miscellaneous	107,895
Total expenses	48,997,467
Fees and expenses reimbursed by Manager (Note 3)	(3,187,460)
Expense reductions (Note 2)	(55,061)
Net expenses	45,754,946
Net investment income (loss)	222,653,366
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(352,641,058)
Foreign currency, forward contracts and foreign currency related transactions	(10,715,684)
Net realized gain (loss)	(363,356,742)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,264,371,136)
Foreign currency, forward contracts and foreign currency related transactions	(8,406,455)
Net unrealized gain (loss)	(3,272,777,591)
Net realized and unrealized gain (loss)	(3,636,134,333)
Net increase (decrease) in net assets resulting from operations	$(3,413,480,967)

See accompanying notes to the financial statements.

19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$222,653,366	$198,735,620
Net realized gain (loss)	(363,356,742)	936,210,706
Change in net unrealized appreciation (depreciation)	(3,272,777,591)	(1,176,011,293)
Net increase (decrease) in net assets from operations	(3,413,480,967)	(41,064,967)
Distributions to shareholders from:
Net investment income
Class II	(15,392,810)	(21,412,395)
Class III	(74,322,210)	(104,621,491)
Class IV	(49,698,946)	(96,288,052)
Class M	(136,270)	(177,321)
Total distributions from net investment income	(139,550,236)	(222,499,259)
Net realized gains
Class II	(30,952,457)	(81,212,536)
Class III	(153,074,862)	(384,092,710)
Class IV	(132,725,396)	(323,497,643)
Class M	(278,249)	(736,740)
Total distributions from net realized gains	(317,030,964)	(789,539,629)
	(456,581,200)	(1,012,038,888)
Net share transactions (Note 7):
Class II	328,041,113	(67,333,012)
Class III	(98,648,505)	(1,411,331)
Class IV	(1,707,487,765)	620,525,429
Class M	237,607	72,341
Increase (decrease) in net assets resulting from net share transactions	(1,477,857,550)	551,853,427
Total increase (decrease) in net assets	(5,347,919,717)	(501,250,428)
Net assets:
Beginning of period	8,505,795,105	9,007,045,533
End of period (including accumulated undistributed net investment income of $62,797,049 and distributions in excess of net investment income of $21,928,667, respectively)	$3,157,875,388	$8,505,795,105

See accompanying notes to the financial statements.

20

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$16.52		$18.56		$16.70	$15.13	$13.29
Income (loss) from investment operations:
Net investment income (loss)†	0.45		0.40		0.38	0.28	0.26
Net realized and unrealized gain (loss)	(7.95)		(0.36)		3.06	2.46	2.28
Total from investment operations	(7.50)		0.04		3.44	2.74	2.54
Less distributions to shareholders:
From net investment income	(0.33)		(0.44)		(0.43)	(0.33)	(0.34)
From net realized gains	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)
Total distributions	(0.99)		(2.08)		(1.58)	(1.17)	(0.70)
Net asset value, end of period	$8.03		$16.52		$18.56	$16.70	$15.13
Total Return(a)	(47.49)%		(0.78)%		21.21%	19.01%	19.40%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$765,201		$848,359		$1,018,021	$1,213,447	$808,149
Net expenses to average daily net assets	0.82	%(b)	0.82	%(b)	0.82%	0.82%	0.82%
Net investment income to average daily net assets	3.42%		2.10%		2.17%	1.82%	1.92%
Portfolio turnover rate	39%		29%		23%	25%	23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.05%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

21

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$16.59		$18.64		$16.76	$15.18	$13.34
Income (loss) from investment operations:
Net investment income (loss)†	0.47		0.41		0.38	0.30	0.26
Net realized and unrealized gain (loss)	(7.99)		(0.36)		3.09	2.45	2.30
Total from investment operations	(7.52)		0.05		3.47	2.75	2.56
Less distributions to shareholders:
From net investment income	(0.34)		(0.46)		(0.44)	(0.33)	(0.36)
From net realized gains	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)
Total distributions	(1.00)		(2.10)		(1.59)	(1.17)	(0.72)
Net asset value, end of period	$8.07		$16.59		$18.64	$16.76	$15.18
Total Return(a)	(47.42)%		(0.75)%		21.36%	19.07%	19.41%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,054,885		$4,078,545		$4,556,742	$3,800,326	$3,663,370
Net expenses to average daily net assets	0.75	%(b)	0.75	%(b)	0.75%	0.75%	0.75%
Net investment income to average daily net assets	3.51%		2.16%		2.11%	1.97%	1.87%
Portfolio turnover rate	39%		29%		23%	25%	23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.05%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

22

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$16.59		$18.64		$16.77	$15.18	$13.34
Income (loss) from investment operations:
Net investment income (loss)†	0.51		0.40		0.36	0.31	0.28
Net realized and unrealized gain (loss)	(8.02)		(0.34)		3.11	2.47	2.28
Total from investment operations	(7.51)		0.06		3.47	2.78	2.56
Less distributions to shareholders:
From net investment income	(0.35)		(0.47)		(0.45)	(0.35)	(0.36)
From net realized gains	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)
Total distributions	(1.01)		(2.11)		(1.60)	(1.19)	(0.72)
Net asset value, end of period	$8.07		$16.59		$18.64	$16.77	$15.18
Total Return(a)	(47.39)%		(0.68)%		21.36%	19.22%	19.47%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$334,003		$3,571,516		$3,424,024	$2,007,037	$1,169,805
Net expenses to average daily net assets	0.69	%(b)	0.69	%(b)	0.69%	0.69%	0.69%
Net investment income to average daily net assets	3.70%		2.08%		2.04%	1.98%	2.00%
Portfolio turnover rate	39%		29%		23%	25%	23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.05%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$16.58		$18.63		$16.75	$15.19	$13.25
Income (loss) from investment operations:
Net investment income (loss)†	0.41		0.35		0.30	0.24	0.30
Net realized and unrealized gain (loss)	(7.96)		(0.36)		3.12	2.46	2.21
Total from investment operations	(7.55)		(0.01)		3.42	2.70	2.51
Less distributions to shareholders:
From net investment income	(0.30)		(0.40)		(0.39)	(0.30)	(0.21)
From net realized gains	(0.66)		(1.64)		(1.15)	(0.84)	(0.36)
Total distributions	(0.96)		(2.04)		(1.54)	(1.14)	(0.57)
Net asset value, end of period	$8.07		$16.58		$18.63	$16.75	$15.19
Total Return(a)	(47.58)%		(1.05)%		21.04%	18.66%	19.18%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,786		$7,375		$8,258	$5,673	$3,508
Net expenses to average daily net assets	1.05	%(b)	1.05	%(b)	1.05%	1.05%	1.05%
Net investment income to average daily net assets	3.11%		1.81%		1.69%	1.56%	2.24%
Portfolio turnover rate	39%		29%		23%	25%	23%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%	0.05%	0.06%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in non-U.S. companies, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and cash equivalents in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund's total assets.

Throughout the year ended February 28, 2009, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a

25

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 95.20% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued Fairfax Media Ltd at the subscription price of an entitlement offer. The Fund also considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$145,056,329	$—
Level 2 - Other Significant Observable Inputs	3,006,269,077	—
Level 3 - Significant Unobservable Inputs	1,008,000	—
Total	$3,152,333,406	$—

26

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$9,856,883	$—
Realized gain (loss)	(2,840,863)	—
Change in unrealized appreciation/depreciation	(4,977,512)	—
Net purchases (sales)	(1,030,508)	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$1,008,000	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal

27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to passive foreign investment company transactions, foreign currency transactions, capital loss carryforwards, losses on wash sale transactions, post-October capital losses and redemption in-kind transactions, and adjustments for securities lending.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,622,586	$(13,295,062)	$11,672,476

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$139,574,670	$294,640,270
Net long-term capital gain	317,006,530	717,398,618
Total distributions	$456,581,200	$1,012,038,888

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$74,537,198

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(72,173,104)
Total	$(72,173,104)

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $257,668,488.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,788,655,945	$92,591,775	$(1,728,914,314)	$(1,636,322,539)

For the year ended February 28, 2009, the Fund had net realized gains attributed to redemption in-kind transactions of $12,221,246.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or for the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.60% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, administration and distribution (12b-1) fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $70,976 and $44,685, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $2,313,135,776 and $3,759,246,444, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 10.45% of the shares outstanding of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 1.26% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class II:	Shares	Amount	Shares	Amount
Shares sold	58,274,223	$511,976,197	16,492,099	$297,811,599
Shares issued to shareholders in reinvestment of distributions	3,196,851	40,987,454	4,944,763	92,077,263
Shares repurchased	(17,540,416)	(224,922,538)	(24,912,687)	(457,221,874)
Net increase (decrease)	43,930,658	$328,041,113	(3,475,825)	$(67,333,012)

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	107,907,531	$953,731,183	40,267,613	$743,943,093
Shares issued to shareholders in reinvestment of distributions	15,342,666	200,755,062	24,148,643	451,660,303
Shares repurchased	(114,403,163)	(1,253,134,750)	(63,056,039)	(1,197,014,727)
Net increase (decrease)	8,847,034	$(98,648,505)	1,360,217	$(1,411,331)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	1,297,973	$19,976,078	35,986,533	$684,663,196
Shares issued to shareholders in reinvestment of distributions	11,448,393	156,652,652	20,380,015	379,339,109
Shares repurchased	(186,625,494)	(1,884,116,495)	(24,769,071)	(443,476,876)
Net increase (decrease)	(173,879,128)	$(1,707,487,765)	31,597,477	$620,525,429
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class M:	Shares	Amount	Shares	Amount
Shares sold	70,075	$896,218	90,342	$1,706,341
Shares issued to shareholders in reinvestment of distributions	32,761	414,519	48,969	914,061
Shares repurchased	(78,335)	(1,073,130)	(137,839)	(2,548,061)
Net increase (decrease)	24,501	$237,607	1,472	$72,341

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

36

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.83%	$1,000.00	$586.70	$3.27
2) Hypothetical	0.83%	$1,000.00	$1,020.68	$4.16
Class III
1) Actual	0.75%	$1,000.00	$587.10	$2.95
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76
Class IV
1) Actual	0.69%	$1,000.00	$587.30	$2.72
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Class M
1) Actual	1.05%	$1,000.00	$586.40	$4.13
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $317,006,530 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $22,734,508 and recognized foreign source income of $278,272,869.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $12,473,674 or if determined to be different, the qualified interest income of such year.

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

41

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

42

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

43

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tobacco-Free Core Fund returned -33.8% for the fiscal year ended February 28, 2009, as compared to -43.3% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the S&P 500 Index. Stock selections within Energy, Consumer Discretionary, and Information Technology added to relative returns while stock selections within Health Care, Utilities, and Telecommunication Services detracted. Individual names adding to relative returns included overweight positions in Wal-Mart Stores and Johnson & Johnson and an underweight in GE. Names detracting from relative returns included underweight positions in AT&T and Verizon Communications and an overweight in Zimmer Holdings.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Financials and overweight positions in Health Care and Consumer Staples. Sector weightings negatively impacting relative performance included underweight positions in Telecommunication Services, Utilities, and Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.2%
Short-Term Investments	3.6
Futures	(0.4)
Other	0.6
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	27.9%
Information Technology	18.4
Consumer Staples	17.0
Energy	15.6
Consumer Discretionary	8.0
Industrials	5.3
Financials	4.5
Materials	1.5
Telecommunication Services	1.3
Utilities	0.5
100.0%

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%
	Consumer Discretionary — 7.7%
600	Abercrombie & Fitch Co.-Class A	13,194
500	Advance Auto Parts, Inc.	19,125
100	Apollo Group, Inc.-Class A *	7,250
560	AutoZone, Inc. *	79,649
2,200	Bed Bath & Beyond, Inc. *	46,860
700	Best Buy Co., Inc.	20,174
700	Cablevision Systems Corp.-Class A	9,093
3,400	CBS Corp.-Class B (Non Voting)	14,518
3,200	Coach, Inc. *	44,736
7,400	Comcast Corp.-Class A	96,644
900	DirecTV Group (The), Inc. *	17,946
1,400	DISH Network Corp.-Class A *	15,750
600	Dollar Tree, Inc. *	23,292
700	Family Dollar Stores, Inc.	19,208
1,400	Gannett Co., Inc.	4,536
1,200	Gap (The), Inc.	12,948
300	Genuine Parts Co.	8,442
1,600	H&R Block, Inc.	30,560
600	Harley-Davidson, Inc.	6,060
700	Hasbro, Inc.	16,023
11,800	Home Depot, Inc.	246,502
100	ITT Educational Services, Inc. *	11,350
1,200	J. Crew Group, Inc. *	13,512
1,500	Kohl's Corp. *	52,710
800	Leggett & Platt, Inc.	9,144
1,100	Limited Brands, Inc.	8,459
6,700	Lowe's Cos., Inc.	106,128
1,400	McDonald's Corp.	73,150
1,300	News Corp.-Class A	7,228
27	NVR, Inc. *	8,985
600	PetSmart, Inc.	12,024
300	Polo Ralph Lauren Corp.	10,341

See accompanying notes to the financial statements.

2

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
1,000	Ross Stores, Inc.	29,520
300	Sears Holdings Corp. *	11,028
400	Sherwin-Williams Co. (The)	18,380
3,800	Staples, Inc.	60,610
1,300	Target Corp.	36,803
1,100	Time Warner Cable, Inc.-Class A *	20,053
1,000	TJX Cos. (The), Inc.	22,270
1,500	Urban Outfitters, Inc. *	24,960
300	Yum! Brands, Inc.	7,884
	Total Consumer Discretionary	1,297,049
	Consumer Staples — 16.3%
300	Archer-Daniels-Midland Co.	7,998
700	Avon Products, Inc.	12,313
700	Campbell Soup Co.	18,739
200	Church & Dwight Co., Inc.	9,784
600	Clorox Co.	29,160
9,200	Coca-Cola Co. (The)	375,820
2,000	Colgate-Palmolive Co.	120,360
413	Costco Wholesale Corp.	17,486
900	Estee Lauder Cos. (The), Inc.-Class A	20,385
2,800	General Mills, Inc.	146,944
800	Hershey Co. (The)	26,952
900	HJ Heinz Co.	29,403
200	JM Smucker Co. (The)	7,424
800	Kellogg Co.	31,136
1,400	Kimberly-Clark Corp.	65,954
1,200	Kraft Foods, Inc.-Class A	27,336
1,800	Kroger Co. (The)	37,206
400	McCormick & Co., Inc. (Non Voting)	12,540
8,000	PepsiCo, Inc.	385,120
6,948	Procter & Gamble Co. (The)	334,685
365	Supervalu, Inc.	5,698
500	Sysco Corp.	10,750

See accompanying notes to the financial statements.

3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — continued
16,200	Wal-Mart Stores, Inc.	797,688
9,200	Walgreen Co.	219,512
	Total Consumer Staples	2,750,393
	Energy — 15.0%
500	Anadarko Petroleum Corp.	17,475
860	Apache Corp.	50,818
300	Baker Hughes, Inc.	8,793
1,800	BJ Services Co.	17,406
200	Cabot Oil & Gas Corp.	4,074
2,100	Chesapeake Energy Corp.	32,844
10,300	Chevron Corp.	625,313
500	Cimarex Energy Co.	9,825
6,051	ConocoPhillips	226,005
800	Devon Energy Corp.	34,936
500	ENSCO International, Inc.	12,290
820	EOG Resources, Inc.	41,033
13,600	Exxon Mobil Corp.	923,440
1,700	Halliburton Co.	27,727
700	Helmerich & Payne, Inc.	16,562
870	Hess Corp.	47,580
398	Murphy Oil Corp.	16,640
1,500	Nabors Industries Ltd. *	14,565
400	National Oilwell Varco, Inc. *	10,692
300	Newfield Exploration Co. *	5,799
300	Noble Corp.	7,377
400	Noble Energy, Inc.	18,216
3,500	Occidental Petroleum Corp.	181,545
1,000	Patterson-UTI Energy, Inc.	8,590
600	Pioneer Natural Resources Co.	8,754
700	Plains Exploration & Production Co. *	13,398
200	Range Resources Corp.	7,114
1,100	Southwestern Energy Co. *	31,647
500	Spectra Energy Corp.	6,500

See accompanying notes to the financial statements.

4

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — continued
400	Sunoco, Inc.	13,380
209	Transocean Ltd. *	12,492
2,600	Valero Energy Corp.	50,388
1,300	Weatherford International Ltd. *	13,871
400	XTO Energy, Inc.	12,664
	Total Energy	2,529,753
	Financials — 4.3%
500	Aflac, Inc.	8,380
3,400	Allstate Corp. (The)	57,222
500	Arthur J. Gallagher & Co.	7,935
400	Assurant, Inc.	8,160
7,988	Bank of America Corp.	31,552
2,700	BB&T Corp.	43,551
170	BlackRock, Inc.	16,458
300	Capital One Financial Corp.	3,615
2,900	Chubb Corp.	113,216
400	Comerica, Inc.	6,004
1,100	Freddie Mac	462
170	Goldman Sachs Group (The), Inc.	15,484
2,600	Hudson City Bancorp, Inc.	26,962
500	JPMorgan Chase & Co.	11,425
3,000	Marsh & McLennan Cos., Inc.	53,790
900	MetLife, Inc.	16,614
900	Moody's Corp.	16,155
700	People's United Financial, Inc.	12,187
100	PNC Financial Services Group, Inc.	2,734
2,900	Progressive Corp. (The) *	33,553
400	Prudential Financial, Inc.	6,564
200	T. Rowe Price Group, Inc.	4,548
300	Torchmark Corp.	6,180
3,800	Travelers Cos. (The), Inc.	137,370
35	Unum Group	356
2,400	US Bancorp	34,344

See accompanying notes to the financial statements.

5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
800	W.R. Berkley Corp.	16,648
3,200	Wells Fargo & Co.	38,720
	Total Financials	730,189
	Health Care — 26.9%
4,700	Abbott Laboratories	222,498
1,400	AmerisourceBergen Corp.	44,464
10,200	Amgen, Inc. *	499,086
200	Bard (C.R.), Inc.	16,052
500	Baxter International, Inc.	25,455
200	Becton, Dickinson & Co.	12,378
800	Biogen Idec, Inc. *	36,832
3,600	Bristol-Myers Squibb Co.	66,276
1,900	Cardinal Health, Inc.	61,655
400	Celgene Corp. *	17,892
200	Cephalon, Inc. *	13,118
200	Covance, Inc. *	7,596
1,500	Coventry Health Care, Inc. *	17,280
200	Covidien Ltd.	6,334
200	Edwards Lifesciences Corp. *	11,122
5,300	Eli Lilly & Co.	155,714
1,200	Express Scripts, Inc. *	60,360
5,600	Forest Laboratories, Inc. *	120,064
400	Genentech, Inc. *	34,220
100	Genzyme Corp. *	6,093
4,400	Gilead Sciences, Inc. *	197,120
500	Illumina, Inc. *	15,665
13,120	Johnson & Johnson	656,000
1,000	King Pharmaceuticals, Inc. *	7,340
2,700	McKesson Corp.	110,754
3,300	Medtronic, Inc.	97,647
6,600	Merck & Co., Inc.	159,720
200	Myriad Genetics, Inc. *	15,770
400	Omnicare, Inc.	10,372

See accompanying notes to the financial statements.

6

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
200	Patterson Cos., Inc. *	3,614
3,400	PDL BioPharma, Inc.	19,958
53,890	Pfizer, Inc.	663,386
200	Quest Diagnostics, Inc.	9,166
2,100	Schering-Plough Corp.	36,519
500	Stryker Corp.	16,835
20,967	UnitedHealth Group, Inc.	412,001
400	Varian Medical Systems, Inc. *	12,204
400	Vertex Pharmaceuticals, Inc. *	12,092
4,800	WellPoint, Inc. *	162,816
7,500	Wyeth	306,150
4,800	Zimmer Holdings, Inc. *	168,096
	Total Health Care	4,527,714
	Industrials — 5.1%
1,700	3M Co.	77,282
1,690	Burlington Northern Santa Fe Corp.	99,321
1,300	CH Robinson Worldwide, Inc.	53,794
300	Copart, Inc. *	8,106
2,500	CSX Corp.	61,700
200	Danaher Corp.	10,152
300	Emerson Electric Co.	8,025
1,300	Fastenal Co.	39,156
200	Flowserve Corp.	10,094
1,800	General Dynamics Corp.	78,876
400	JB Hunt Transport Services, Inc.	8,152
700	Joy Global, Inc.	12,222
600	Kansas City Southern *	10,614
200	L-3 Communications Holdings, Inc.	13,530
120	Lockheed Martin Corp.	7,573
200	Manpower, Inc.	5,576
600	Masco Corp.	3,090
2,300	Norfolk Southern Corp.	72,956
150	Paccar, Inc.	3,761

See accompanying notes to the financial statements.

7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
400	Parker-Hannifin Corp.	13,348
300	Rockwell Collins, Inc.	9,360
200	Ryder System, Inc.	4,572
900	Southwest Airlines Co.	5,301
100	SPX Corp.	4,428
2,700	Tyco International Ltd.	54,135
2,200	Union Pacific Corp.	82,544
800	United Parcel Service, Inc.-Class B	32,944
900	United Technologies Corp.	36,747
100	W.W. Grainger, Inc.	6,616
800	Waste Management, Inc.	21,600
	Total Industrials	855,575
	Information Technology — 17.7%
1,100	Affiliated Computer Services, Inc.-Class A *	51,293
300	Alliance Data Systems Corp. *	8,880
600	Altera Corp.	9,198
300	Automatic Data Processing, Inc.	10,245
300	BMC Software, Inc. *	8,889
30,300	Cisco Systems, Inc. *	441,471
200	Citrix Systems, Inc. *	4,116
3,300	Dell, Inc. *	28,149
6,000	eBay, Inc. *	65,220
307	Fiserv, Inc. *	10,014
300	Global Payments, Inc.	9,204
380	Google, Inc.-Class A *	128,436
2,190	International Business Machines Corp.	201,546
3,400	Lawson Software, Inc. *	13,056
320	MasterCard, Inc.-Class A	50,570
45,900	Microsoft Corp.	741,285
800	NetApp, Inc. *	10,752
31,200	Oracle Corp. *	484,848
17,132	Qualcomm, Inc.	572,723
200	Red Hat, Inc. *	2,738

See accompanying notes to the financial statements.

8

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
200	Salesforce.com, Inc. *	5,600
2,300	Symantec Corp. *	31,809
5,400	VeriFone Holdings, Inc. *	23,436
1,000	Western Digital Corp. *	13,660
3,300	Western Union Co.	36,828
1,200	Xilinx, Inc.	21,216
	Total Information Technology	2,985,182
	Materials — 1.4%
3,000	Alcoa, Inc.	18,690
2,100	Barrick Gold Corp.	63,420
22,900	Domtar Corp. *	18,091
400	Dow Chemical Co. (The)	2,864
200	FMC Corp.	8,086
530	Monsanto Co.	40,423
1,400	Nucor Corp.	47,110
500	Pactiv Corp. *	7,915
200	Reliance Steel & Aluminum Co.	4,758
400	Sigma-Aldrich Corp.	14,280
200	Vulcan Materials Co.	8,282
	Total Materials	233,919
	Telecommunication Services — 1.3%
4,339	AT&T, Inc.	103,138
1,300	Frontier Communications Corp.	9,360
3,584	Verizon Communications, Inc.	102,251
	Total Telecommunication Services	214,749
	Utilities — 0.5%
200	Exelon Corp.	9,444
600	FirstEnergy Corp.	25,536
500	MDU Resources Group, Inc.	7,570
300	PG&E Corp.	11,466

See accompanying notes to the financial statements.

9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Utilities — continued
600	Southern Co.	18,186
900	TECO Energy, Inc.	8,631
	Total Utilities	80,833
	TOTAL COMMON STOCKS (COST $23,787,697)	16,205,356
	SHORT-TERM INVESTMENTS — 3.6%
	Money Market Funds — 3.6%
609,711	State Street Institutional Treasury Money Market Fund-Institutional Class	609,711
	TOTAL SHORT-TERM INVESTMENTS (COST $609,711)	609,711
	TOTAL INVESTMENTS — 99.8% (Cost $24,397,408)	16,815,067
	Other Assets and Liabilities (net) — 0.2%	33,787
	TOTAL NET ASSETS — 100.0%	$16,848,854

See accompanying notes to the financial statements.

10

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10	S&P 500 E-Mini Index	March 2009	$367,100	$(68,610)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.

11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $24,397,408) (Note 2)	$16,815,067
Receivable for investments sold	18,542
Dividends and interest receivable	62,351
Receivable for collateral on open futures contracts (Note 2)	49,500
Receivable for expenses reimbursed by Manager (Note 3)	7,068
Total assets	16,952,528
Liabilities:
Payable for investments purchased	21,234
Payable to affiliate for (Note 3):
Management fee	4,698
Shareholder service fee	2,134
Trustees and Chief Compliance Officer of GMO Trust fees	57
Payable for variation margin on open futures contracts (Note 2)	8,900
Accrued expenses	66,651
Total liabilities	103,674
Net assets	$16,848,854
Net assets consist of:
Paid-in capital	$33,777,322
Accumulated undistributed net investment income	70,534
Accumulated net realized loss	(9,348,051)
Net unrealized depreciation	(7,650,951)
$16,848,854
Net assets attributable to:
Class III shares	$16,848,854
Shares outstanding:
Class III	2,575,879
Net asset value per share:
Class III	$6.54

See accompanying notes to the financial statements.

12

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $141)	$528,675
Interest	1,335
Total investment income	530,010
Expenses:
Management fee (Note 3)	81,514
Shareholder service fee – Class III (Note 3)	37,052
Custodian, fund accounting agent and transfer agent fees	29,954
Audit and tax fees	61,881
Legal fees	428
Trustees fees and related expenses (Note 3)	272
Registration fees	1,824
Miscellaneous	3,392
Total expenses	216,317
Fees and expenses reimbursed by Manager (Note 3)	(97,209)
Expense reductions (Note 2)	(733)
Net expenses	118,375
Net investment income (loss)	411,635
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(5,242,966)
Closed futures contracts	(353,130)
Net realized gain (loss)	(5,596,096)
Change in net unrealized appreciation (depreciation) on:
Investments	(4,006,589)
Open futures contracts	8,556
Net unrealized gain (loss)	(3,998,033)
Net realized and unrealized gain (loss)	(9,594,129)
Net increase (decrease) in net assets resulting from operations	$(9,182,494)

See accompanying notes to the financial statements.

13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$411,635	$2,667,719
Net realized gain (loss)	(5,596,096)	26,668,967
Change in net unrealized appreciation (depreciation)	(3,998,033)	(21,962,862)
Net increase (decrease) in net assets from operations	(9,182,494)	7,373,824
Distributions to shareholders from:
Net investment income
Class III	(407,510)	(2,382,432)
Class IV	—	(1,169,636)
Total distributions from net investment income	(407,510)	(3,552,068)
Net realized gains
Class III	—	(15,985,212)
Class IV	—	(5,014,664)
Total distributions from net realized gains	—	(20,999,876)
	(407,510)	(24,551,944)
Net share transactions (Note 7):
Class III	(18,757,975)	(122,744,412)
Class IV	—	(141,183,947)
Increase (decrease) in net assets resulting from net share transactions	(18,757,975)	(263,928,359)
Total increase (decrease) in net assets	(28,347,979)	(281,106,479)
Net assets:
Beginning of period	45,196,833	326,303,312
End of period (including accumulated undistributed net investment income of $70,534 and $66,409, respectively)	$16,848,854	$45,196,833

See accompanying notes to the financial statements.

14

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$10.03		$12.88		$12.45	$12.24	$11.76
Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.19		0.18	0.20	0.17
Net realized and unrealized gain (loss)	(3.50)		(0.96	)(a)	0.54	0.44	0.54
Total from investment operations	(3.35)		(0.77)		0.72	0.64	0.71
Less distributions to shareholders:
From net investment income	(0.14)		(0.22)		(0.23)	(0.15)	(0.18)
From net realized gains	—		(1.86)		(0.06)	(0.28)	(0.05)
Total distributions	(0.14)		(2.08)		(0.29)	(0.43)	(0.23)
Net asset value, end of period	$6.54		$10.03		$12.88	$12.45	$12.24
Total Return(b)	(33.76)%		(7.30)%		5.87%	5.40%	6.16%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$16,849		$45,197		$188,133	$224,097	$221,661
Net expenses to average daily net assets	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.67%		1.52%		1.46%	1.68%	1.43%
Portfolio turnover rate	65%		74%		73%	63%	68%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.39%		0.08%		0.06%	0.04%	0.04%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and in companies with similar market capitalizations, other than tobacco-producing companies.

As of February 28, 2009, the Fund had one class of shares outstanding: Class III. Class IV shares were liquidated on June 21, 2007.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$16,205,356	$—
Level 2 - Other Significant Observable Inputs	609,711	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$16,815,067	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(68,610)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(68,610)

*  Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces

18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, derivative contract transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$—	$25,163	$(25,163)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$407,510	$8,717,495
Net long-term capital gain	—	15,834,449
Total distributions	$407,510	$24,551,944

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$70,534

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $2,211,392.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(6,261,595)
Total	$(6,261,595)

21

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$25,341,081	$37,789	$(8,563,803)	$(8,526,014)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $272 and $211, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $15,945,063 and $33,362,893, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 86.54% of the outstanding shares of the Fund were held by two shareholders. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and 10.46% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	431	$3,713	443,012	$4,612,176
Shares issued to shareholders in reinvestment of distributions	41,507	366,324	1,466,326	17,114,056
Shares repurchased	(1,971,521)	(19,128,012)	(12,009,243)	(144,470,644)
Net increase (decrease)	(1,929,583)	$(18,757,975)	(10,099,905)	$(122,744,412)
	Year Ended February 28, 2009		Period Ended June 21, 2007*
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	—	—	469,828	6,184,300
Shares repurchased	—	—	(11,190,045)	(147,368,247)
Net increase (decrease)	—	$—	(10,720,217)	$(141,183,947)

*  Effective June 21, 2007, all shareholders redeemed or exchanged out of Class IV.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

25

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$664.00	$1.98
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Fund returned -58.6% for the fiscal year ended February 28, 2009, as compared to -56.3% for the S&P/IFCI Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 0.9% from performance during the period. The Fund's underweights in Russia and India and overweight in Brazil contributed to performance. The Fund's overweights in Korea, Hungary and Pakistan and underweight in China, Chile, and Israel detracted from performance.

Stock selection was successful in Taiwan, Poland, and Egypt while it detracted from performance in Korea, Russia, Israel, South Africa, Indonesia, Philippines, and Brazil.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Markets Fund Class III Shares and the S&P/IFCI (Investable) Composite Index As of February 28, 2009

$106,000,000
$98,000,000
$90,000,000
$82,000,000
$74,000,000
$66,000,000
$58,000,000
$50,000,000
$42,000,000
$34,000,000
$26,000,000
$18,000,000
$10,000,000
$2,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$9,920,000
$29,437,590
$23,636,170
GMO Emerging Markets Fund
S&P/IFCI (Investable) Composite Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	-59.28%	2.11%	11.40%	n/a
Class IV	-59.25%	2.16%	11.43%	n/a
Class V*	-59.25%	2.16%	n/a	**8/4/03** 9.34%
Class VI	-59.27%	2.20%	n/a	**6/30/03** 9.96%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV, V and VI shares will vary due to different fees

*  For the period from 10/26/04 to 2/11/05, no Class V shares were outstanding. Performance for that period is that of Class IVshares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	80.9%
Preferred Stocks	11.7
Investment Funds	3.9
Short-Term Investments	2.2
Forward Currency Contracts	0.0
Private Equity Securities	0.6
Debt Obligations	0.2
Convertible Securities	0.1
Mutual Funds	0.0
Rights and Warrants	0.0
Other	0.4
100.0%
Country Summary	% of Equity Investments
Brazil	18.5%
South Korea	17.5
Taiwan	13.4
China	11.4
South Africa	7.4
Turkey	5.3
Thailand	4.8
Russia	3.9
United States*	3.7
Malaysia	2.8
India	2.0
Mexico	1.6
Israel	1.4
Egypt	1.1
Poland	1.1
Hungary	0.8
Chile	0.7
Indonesia	0.7
Philippines	0.7
Czech Republic	0.6
Morocco	0.5
Argentina	0.1
Lebanon	0.0
Peru	0.0
Sri Lanka	0.0
Ukraine	0.0
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

1

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	22.1%
Information Technology	13.0
Energy	11.7
Telecommunication Services	11.5
Materials	11.1
Industrials	7.6
Consumer Discretionary	7.3
Utilities	5.3
Consumer Staples	4.6
Miscellaneous*	3.9
Health Care	1.9
100.0%

*  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

2

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 80.9%
	Argentina — 0.1%
1,162,846	Petrobras Energia Participaciones SA Sponsored ADR	5,837,487
127,710	Telecom Argentina SA Sponsored ADR *	910,572
	Total Argentina	6,748,059
	Brazil — 6.9%
770,588	Aes Tiete SA	4,704,602
3,628,300	Banco do Brasil SA	21,013,613
120,110	Banco Itau Holding Financeira SA	1,102,610
288,800	Banco Nossa Caixa SA	8,441,549
131,700	Brasil Telecom Participacoes SA	3,323,616
179,400	Cia de Saneamento de Minas Gerais-Copasa MG *	1,559,641
589,900	Companhia de Concessoes Rodoviarias	5,717,940
1,660,102	Companhia Saneamento Basico Sao Paulo	16,688,489
105,216	Companhia Siderurgica Nacional SA	1,379,327
3,730,200	Companhia Vale do Rio Doce	48,152,243
154,910	Companhia Vale do Rio Doce ADR	1,996,790
1,747,230	Companhia Vale do Rio Doce Sponsored ADR	19,481,614
631,200	CPFL Energia SA	8,301,096
1,335,500	Cyrela Brazil Realty SA	3,931,555
1,007,800	EDP-Energias Do Brasil SA	9,861,387
1,688,192	Electrobras (Centro)	18,495,706
2,925,400	Empresa Brasileira de Aeronautica SA	8,061,548
421,800	Fertilizantes Heringer SA *	702,000
1,358,200	Gerdau SA	5,673,839
2,351,000	JBS SA	4,532,119
1,993,400	Natura Cosmeticos SA	18,088,475
295,300	Perdigao SA	3,656,366
3,791,300	Petroleo Brasileiro SA (Petrobras)	51,842,230
1,475,570	Petroleo Brasileiro SA (Petrobras) ADR	40,917,556
2,634,900	Redecard SA	27,545,580
422,104	Souza Cruz SA	8,472,439
593,900	Tele Norte Leste Participacoes SA	8,816,363

See accompanying notes to the financial statements.

3

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Brazil — continued
428,340	Unibanco-Uniao de Bancos Brasileiros SA GDR	22,415,032
1,397,850	Usinas Siderurgicas de Minas Gerais SA	14,391,180
	Total Brazil	389,266,505
	Chile — 0.7%
138,220	AFP Provida SA Sponsored ADR	2,335,918
253,310	Banco Santander Chile SA ADR	8,848,118
113,118	Compania Cervecerias Unidas ADR	3,013,463
68,145	Embotelladora Andina SA ADR A Shares	847,724
205,980	Embotelladora Andina SA ADR B Shares	2,945,514
147,460	Empresa Nacional de Electricidad SA Sponsored ADR	5,346,900
489,540	Enersis SA Sponsored ADR	7,059,167
1,194,550	Lan Airlines SA Sponsored ADR	9,855,037
	Total Chile	40,251,841
	China — 11.0%
13,105,990	Advanced Semiconductor Manufacturing Co Class H *	156,658
185,980,000	Bank of China Ltd Class H	51,233,380
26,154,880	Chaoda Modern Agriculture Holdings Ltd	14,946,079
14,872,000	China Agri-Industries Holdings Ltd *	6,657,954
13,034,000	China Communication Services Corp Ltd Class H	7,265,359
44,356,000	China Construction Bank Class H	22,233,908
7,466,000	China Life Insurance Co Ltd Class H	20,651,609
9,840,000	China Merchants Bank Co Ltd Class H	14,276,739
10,281,942	China Mobile Ltd	89,330,689
375,649	China Mobile Ltd Sponsored ADR	16,284,384
64,697,351	China Petroleum & Chemical Corp Class H	33,099,282
7,952,000	China Railway Construction Corp Ltd Class H *	9,601,564
22,780,000	China Railway Group Ltd Class H *	12,390,687
6,218,000	China Shipping Development Co Ltd Class H	4,772,111
26,648,000	China Ting Group Holding Ltd	1,502,961
9,288,000	CNPC Hong Kong Ltd	3,122,847
8,526,000	Cosco Pacific Ltd	6,150,615
21,802,000	Datang International Power Generation Co Ltd	9,044,938

See accompanying notes to the financial statements.

4

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	China — continued
2,025,000	Dongfang Electrical Machinery Co Ltd	3,651,541
27,852,000	Dongfeng Motor Group Co Ltd	10,102,534
37,646,000	Huaneng Power International Inc Class H	24,522,751
55,544,000	Industrial and Commercial Bank of China Ltd Class H	22,370,869
4,849,500	Kingboard Chemical Holdings Ltd	7,849,183
557,540	LDK Solar Co Ltd ADR *	2,854,605
38,781,000	Maoye International Holdings	3,445,422
902,766	Mindray Medical International Ltd ADR	16,475,480
453,906	Netease.Com Inc ADR *	9,295,995
131,890	New Oriental Education & Technology Group Inc Sponsored ADR *	5,904,715
20,834,000	Nine Dragons Paper Holdings Ltd	5,584,031
2,850,000	Pacific Basin Shipping Ltd	1,298,941
7,494,500	Parkson Retail Group Ltd	5,992,121
6,356,172	Peace Mark Holdings Ltd *	1,229,394
790,590	Perfect World Co Ltd ADR *	9,091,785
70,575,101	PetroChina Co Ltd Class H	49,990,678
33,104,789	Pico Far East Holdings Ltd	1,980,247
1,158,338	Shanda Interactive Entertainment Ltd Sponsored ADR *	38,016,653
9,633,500	Shandong Chenming Paper Holdings Ltd Class H *	3,644,215
1,649,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	2,754,773
3,474,344	Shanghai Industrial Holdings Ltd	7,851,854
37,104,000	Shenzhen Investment Ltd	5,824,973
13,538,000	Shimao Property Holdings Ltd	6,908,958
839,050	Sina.com *	18,014,404
464,130	Suntech Power Holdings Co Ltd ADR *	2,826,552
2,914,000	Tencent Holdings Ltd	16,647,515
515,790	VisionChina Media Inc *	3,125,687
349,890	Wilmar International Ltd	639,150
7,524,000	Yanzhou Coal Mining Co Ltd Class H	4,251,432
10,428,000	Zhuzhou CSR Times Electric Co Ltd Class H	9,415,421
	Total China	624,283,643

See accompanying notes to the financial statements.

5

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Czech Republic — 0.6%
227,600	Central European Media Enterprises Ltd Class A *	1,320,926
795,820	CEZ AS	23,842,855
493,317	New World Resources NV Class A	1,358,902
50,630	Pegas Nonwovens SA	561,068
313,960	Telefonica 02 Czech Republic AS	5,292,680
617,070	Unipetrol	3,108,620
	Total Czech Republic	35,485,051
	Egypt — 1.0%
455,447	Alexandria Mineral Oils Co	2,819,030
2,027,835	Commercial International Bank	12,301,282
239,161	Egyptian Co for Mobile Services	5,847,298
14,220	El Ezz Aldekhela Steel Alexa Co	1,557,337
2,330,820	El Ezz Steel Rebars SAE	2,863,579
142,573	ElSwedy Cables Holding Co *	1,005,649
244,830	Orascom Construction Industries	4,845,483
1,797,820	Orascom Telecom Holding SAE	5,966,451
2,552,070	Sidi Kerir Petrochemicals Co	3,687,650
8,695,100	Talaat Moustafa Group *	3,975,679
5,559,359	Telecom Egypt	14,272,860
	Total Egypt	59,142,298
	Hungary — 0.8%
6,344,050	Magyar Telekom Nyrt	14,586,597
198,940	MOL Magyar Olaj es Gazipari Nyrt	7,418,022
2,073,040	OTP Bank Nyrt *	13,914,638
72,140	Richter Gedeon Nyrt	7,449,943
	Total Hungary	43,369,200
	India — 1.7%
63,600	BF Utilities Ltd *	425,031
620,211	Bombay Dyeing & Manufacturing Co Ltd	1,736,633
11,896,352	CBAY Systems Holdings Ltd * (a)	7,663,868
5,948,177	CBAY Systems Ltd * (b) (c)	59,482

See accompanying notes to the financial statements.

6

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	India — continued
216,500	Hero Honda Motors Ltd	3,894,211
1,422,400	Housing Development & Infrastructure Ltd	2,007,907
417,600	Housing Development Finance Corp Ltd	10,227,029
4,125,500	Industrial Development Bank of India Ltd	3,844,782
185,550	Infosys Technologies Ltd	4,395,594
949,047	Jindal Steel & Power Ltd	18,973,179
947,823	KSK Energy Ventures Ltd *	3,102,243
854,100	Maruti Suzuki India Ltd	11,146,788
1,382,513	PTC India Ltd	1,611,060
1,524,800	Reliance Energy Ltd	14,385,656
1,869,704	Reliance Power Ltd	3,574,286
557,200	State Bank of India	11,042,837
	Total India	98,090,586
	Indonesia — 0.6%
10,272,500	Aneka Tambang Tbk PT	1,016,940
972,500	Astra International Tbk PT	903,709
184,360,000	Bakrie & Brothers Tbk PT *	763,236
70,550,500	Bakrie Sumatera Plantations Tbk PT	1,852,331
19,351,500	Bank Central Asia Tbk PT	3,751,082
12,089,500	Bank Mandiri Tbk PT	1,720,569
35,795,000	Bank Negara Indonesia (Persero) Tbk PT	2,057,191
138,540,500	Bumi Resources Tbk PT	8,536,014
645,500	Gudang Garam Tbk PT	277,868
56,515,500	Indah Kiat Pulp and Paper Corp Tbk PT *	4,224,141
10,905,000	Indofood Sukses Makmur Tbk PT	788,176
20,634,000	Kalbe Farma Tbk PT	1,101,497
24,926,600	Matahari Putra Prima Tbk PT	1,095,100
18,363,500	Perusahaan Gas Negara PT	2,878,250
8,275,500	Telekomunikasi Indonesia Tbk PT	4,355,306
161,630,000	Truba Alam Manunggal Engineering Tbk PT *	671,415
	Total Indonesia	35,992,825

See accompanying notes to the financial statements.

7

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Israel — 1.4%
7,428,550	Bank Hapoalim BM *	12,702,598
12,972,600	Bank Leumi Le	22,221,978
73,790	Delek Group Ltd	4,881,867
57,630	IDB Development Corp Ltd	566,966
871,330	Teva Pharmaceutical Industries Ltd Sponsored ADR	38,843,891
	Total Israel	79,217,300
	Lebanon — 0.0%
8,700	Banque Libanaise pour le Commerce Sal * (b)	35,695
	Malaysia — 2.7%
8,254,300	Berjaya Sports Toto Berhad	10,602,462
980,978	British American Tobacco Malaysia Berhad	11,826,639
15,119,100	Genting Berhad	14,000,511
38,735,240	KNM Group Berhad	3,812,404
2,587,343	MISC Berhad	5,949,947
2,423,028	PPB Group Berhad	6,298,893
3,454,148	Public Bank Berhad	8,154,491
26,948,641	Resorts World Berhad	15,956,939
44,108,929	RHB Capital Berhad	44,188,640
8,849,100	Shangri-La Hotels Berhad	3,799,325
14,890,400	Sunway City Berhad	5,871,416
3,963,178	Tanjong Plc	14,782,039
2,746,000	UMW Holdings Berhad	4,023,344
21,518,621	WCT Engineering Berhad	5,817,428
	Total Malaysia	155,084,478
	Mexico — 1.6%
2,607,400	Alfa SA de CV Class A	3,646,594
275,700	America Movil SAB de CV Class L ADR	7,024,836
30,497,839	Cemex SA de CV CPO	16,420,373
444,680	Cemex SA de CV Sponsored CPO ADR *	2,396,825
4,100,200	Corporacion GEO SA de CV Series B *	3,755,600
436,970	Fomento Economico Mexicano Sponsored ADR	10,067,789

See accompanying notes to the financial statements.

8

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Mexico — continued
1,602,511	Grupo Cementos de Chihuahua SA de CV	2,887,255
5,469,150	Grupo Financiero Banorte SA de CV Class O	5,760,024
27,787,715	Grupo Mexico SA Class B	15,855,236
1,579,290	Telefonos de Mexico SA de CV Class L Sponsored ADR	21,699,445
	Total Mexico	89,513,977
	Morocco — 0.5%
18,222	Banque Centrale Populaire	546,590
61,635	Banque Marocaine du Commerce Exterieur	1,748,242
11,585	Compagnie Generale Immobiliere	2,774,085
2,308	Lafarge Ciments	396,281
952,895	Maroc Telecom	17,555,533
12,495	ONA SA	1,959,214
3,920	Societe Nationale De Siderurgie	1,228,507
	Total Morocco	26,208,452
	Peru — 0.0%
478,855	Compania Minera Milpo SA	729,221
9,020	Credicorp Ltd	329,320
34,100	Minsur SA	38,816
81,768	Sociedad Minera Cerro Verde SA	834,851
1,726,507	Volcan Compania Minera SA Class B	499,282
	Total Peru	2,431,490
	Philippines — 0.7%
3,558,000	Alliance Global Group Inc *	107,703
19,332,300	Benpres Holdings Corp *	491,688
707,472,942	Filinvest Land Inc	5,392,687
8,066,900	First Gen Corp *	2,519,273
712,600	Manila Electric Co	1,297,129
827,704,087	Megaworld Corp	8,964,108
118,096	Philippine Long Distance Telephone Co	5,197,389
45,617,100	PNOC Energy Development Corp	2,291,794

See accompanying notes to the financial statements.

9

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Philippines — continued
132,173,510	Robinsons Land Corp	11,790,506
3,037,300	Vista Land & Lifescapes Inc	50,885
	Total Philippines	38,103,162
	Poland — 0.4%
2,107,390	Getin Holding SA *	1,647,409
1,881,070	Polski Koncern Naftowy Orlen SA	10,554,496
955,950	Powszechna Kasa Oszczednosci Bank Polski SA	4,981,553
1,567,090	Telekomunikacja Polska SA	7,554,882
	Total Poland	24,738,340
	Russia — 3.6%
3,393,804	Cherepovets MK Severstal GDR (Registered Shares)	12,319,508
580,490	Lukoil Sponsored ADR	18,598,900
2,440,969	Magnit Sponsored GDR *	11,716,651
466,580	Mobile Telesystems Sponsored ADR	11,053,280
6,993,400	OAO Gazprom Sponsored GDR	90,844,266
146,300	OAO Tatneft Sponsored GDR (Registered Shares)	5,208,280
164,211	Rostelecom Sponsored ADR	7,901,833
135,000	Russia Petroleum * (b)	917,112
18,440,540	Sberbank RF	7,225,004
4,990,802	Surgutneftegaz Sponsored ADR	28,547,387
4,133,570	VTB Bank GDR	4,422,920
369,874	X5 Retail Group NV GDR (Registered Shares) *	2,552,131
	Total Russia	201,307,272
	South Africa — 7.2%
2,415,075	Absa Group Ltd	21,146,569
1,579,538	Adcock Ingram Holdings Ltd *	5,944,753
358,900	AngloGold Ashanti Ltd	10,619,256
1,303,200	ArcelorMittal South Africa Ltd	9,493,254
3,819,632	Aveng Ltd	9,672,571
1,859,367	Bidvest Group Ltd	15,216,945
776,900	Exxaro Resources Ltd	5,166,274

See accompanying notes to the financial statements.

10

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Africa — continued
18,069,100	FirstRand Ltd	21,429,005
1,386,400	Gold Fields Ltd	14,221,062
5,333,116	Grindrod Ltd	6,903,443
2,042,540	Harmony Gold Mining Co Ltd *	24,644,372
2,418,857	Imperial Holdings Ltd	10,573,744
2,723,572	Investec Ltd	8,078,726
2,409,028	JD Group Ltd	6,993,095
2,053,399	Massmart Holdings Ltd	14,676,083
2,214,999	MTN Group Ltd	18,758,028
1,364,388	Naspers Ltd Class N	20,694,775
1,190,100	Nedbank Group Ltd	8,807,941
4,113,888	Remgro Ltd	26,938,577
1,289,238	Reunert Ltd	4,741,793
4,680,633	RMB Holdings Ltd	8,858,972
14,076,571	Sanlam Ltd	21,166,677
796,202	Sasol Ltd	19,856,553
3,622,726	Standard Bank Group Ltd	23,179,352
11,819,600	Steinhoff International Holdings Ltd	13,080,747
2,473,200	Telkom South Africa Ltd	24,179,110
1,562,832	Tiger Brands Ltd	19,499,055
4,485,051	Truworths International Ltd	13,769,084
	Total South Africa	408,309,816
	South Korea — 16.6%
8,990	Amorepacific Corp	3,204,028
4,403,499	Biomass Korea Co Ltd * (a)	662,925
186,456	Boryung Pharmaceutical Co Ltd (a)	2,759,751
2,783,681	Busan Bank	9,226,567
201,060	Cheil Industries Inc	4,770,196
1,911,470	Daegu Bank	7,152,265
577,880	Daehan Pulp Co Ltd * (a)	1,825,376
464,786	Daelim Industrial Co Ltd	11,975,158
16,434	Daesun Shipbuilding *	682,814
103,816	DC Chemical Co Ltd	14,269,350

See accompanying notes to the financial statements.

11

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Korea — continued
439,953	Dongbu Insurance Co Ltd	4,045,121
465,103	Dongkuk Steel Mill Co Ltd	6,359,961
1,413,948	Finetex EnE Inc *	1,529,543
328,920	GS Engineering & Construction Corp	9,955,241
322,900	GS Holdings Corp	5,278,131
1,940,609	Hana Financial Group Inc	22,965,575
435,694	Hanjin Heavy Industries & Construction Holdings Co Ltd	3,471,314
562,610	Hanjin Shipping	5,531,798
606,050	Hankook Tire Co Ltd	4,921,942
267,014	Honam Petrochemical Corp	8,030,085
164,220	Hyundai Department Store Co Ltd	5,942,777
182,420	Hyundai Development Co	3,340,461
157,836	Hyundai Engineering & Construction	5,207,747
295,837	Hyundai Mipo Dockyard	22,512,341
924,684	Hyundai Mobis	44,403,708
1,344,150	Hyundai Motor Co	42,074,773
352,190	Hyundai Steel Co	7,769,784
413,621	Hyunjin Materials Co Ltd *	7,071,534
3,017,839	In the F Co Ltd * (a)	1,677,571
2,579,820	Industrial Bank of Korea *	9,802,207
531,610	Kangwon Land Inc	4,272,826
3,147,258	KB Financial Group Inc *	60,340,660
40,200	KB Financial Group Inc ADR *	756,564
14,780	KCC Corp	2,703,191
215,781	Keangnam Enterprises Ltd *	707,885
1,531,140	Kia Motors Corp *	6,591,194
1,653,530	Korea Electric Power Corp *	25,605,445
2,945,440	Korea Exchange Bank	10,296,876
5,064	Korea Iron & Steel Co Ltd	142,135
398,630	Korea Kumho Petrochemical Co Ltd	4,317,063
152,160	Korea Line Corp	5,222,954
266,439	Korea Zinc Co Ltd	15,304,847
282,510	Korean Air Lines Co Ltd *	5,572,229
817,090	KT Corp	19,857,275

See accompanying notes to the financial statements.

12

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	South Korea — continued
313,740	KT Corp Sponsored ADR *	3,771,155
182,240	KT Freetel Co Ltd *	3,233,772
1,216,801	KT&G Corp	62,379,034
571,050	Kumho Industrial Co Ltd *	4,267,418
274,650	LG Chem Ltd	14,902,041
778,080	LG Corp	20,345,169
784,030	LG Dacom Corp	8,851,643
913,510	LG Display Co Ltd	15,170,536
716,890	LG International Corp	7,200,648
1,717,290	LG Telecom Ltd	9,874,916
93,660	Lotte Shopping Co Ltd	9,926,837
470,819	Maeil Dairy Industry	2,755,138
142,253	NCSoft Corp	6,452,079
266,349	POSCO	53,767,266
794,190	Pumyang Construction Co Ltd (a)	5,161,915
357,630	S-Oil Corp	12,153,485
251,051	Samsung Electronics Co Ltd	77,215,276
267,626	Samsung Fire & Marine Insurance Co Ltd	27,154,209
144,912	Samsung SDI Co Ltd	5,370,053
2,040,885	Shinhan Financial Group Co Ltd *	29,992,101
288,893	SK Energy Co Ltd	13,415,727
917,624	SK Holdings Co Ltd	50,421,517
1,870,760	SK Networks Co Ltd	8,746,484
226,365	SK Telecom Co Ltd	27,514,964
257,510	SK Telecom Co Ltd ADR	3,448,059
49,476	Taewoong Co Ltd	2,825,294
2,564,860	Woori Finance Holdings Co Ltd *	10,268,177
37,730	Yuhan Corp	4,717,703
	Total South Korea	941,413,804
	Sri Lanka — 0.0%
268,604	Lanka Walltile Ltd	94,057

See accompanying notes to the financial statements.

13

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Taiwan — 13.0%
13,804,000	Acer Inc	18,074,323
10,621,000	Asia Cement Corp	7,841,324
17,190,547	Asustek Computer Inc	16,231,648
8,175,000	Catcher Technology Co Ltd	13,646,843
46,588,000	China Bills Finance Corp *	8,341,468
35,996,261	China Development Financial Holding Corp	6,056,964
51,089,000	Chinatrust Financial Holding Co Ltd	15,282,750
37,866,248	Chunghwa Telecom Co Ltd	58,297,426
235,910	Chunghwa Telecom Co Ltd ADR	3,621,219
32,243,545	Compal Electronics Inc	18,360,955
5,797,612	Delta Electronics Inc	9,129,644
3,014,472	DFI Inc	2,935,234
12,075,218	Dimerco Express Taiwan Corp (a)	6,639,875
13,731,445	Far Eastern Textile Co Ltd	8,115,592
17,737,500	Far Eastone Telecommunications Co Ltd	17,134,055
37,565,488	First Financial Holding Co Ltd	14,880,155
6,477,208	Formosa Chemicals & Fibre Co	6,461,947
29,271,000	Fubon Financial Holding Co Ltd	15,547,488
4,918,600	High Tech Computer Corp	53,342,581
26,149,404	Hon Hai Precision Industry Co Ltd	51,366,438
484,000	Largan Precision Co Ltd	3,400,717
9,941,455	Les Enphants Co Ltd (a)	4,441,616
27,905,927	Lite-On Technology Corp	16,287,558
6,959,618	MediaTek Inc	59,697,988
12,259,000	Mitac International Corp	4,423,789
2,301,340	Motech Industries Inc	5,073,351
15,149,405	Nan Ya Plastics Corp	14,286,884
8,113,785	Novatek Microelectronics Corp Ltd	9,799,419
4,949,000	Powertech Technology Inc	7,527,626
28,861,000	Quanta Computer Inc	29,140,344
4,964,652	Siliconware Precision Industries Co	4,195,626
10,994,000	Synnex Technology International Corp	12,474,271
30,484,663	Taiwan Cement Corp	22,565,362
9,254,000	Taiwan Fertilizer Co Ltd	13,896,696

See accompanying notes to the financial statements.

14

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Taiwan — continued
12,332,288	Taiwan Mobile Co Ltd	16,024,719
97,305,908	Taiwan Semiconductor Manufacturing Co Ltd	122,911,333
4,737,000	U-Ming Marine Transport Corp	5,997,736
1,855,725	Waterland Financial Holdings	295,081
12,120,000	Wistron Corp	9,154,631
72,296,000	Yuanta Financial Holding Co Ltd	25,997,295
	Total Taiwan	738,899,971
	Thailand — 4.7%
17,051,590	Advanced Info Service Pcl (Foreign Registered) (b)	37,702,468
8,203,010	Bangkok Bank Pcl NVDR (b)	16,698,902
29,855,800	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	14,032,432
37,827,540	Bank of Ayudhya Pcl (Foreign Registered) (b)	9,314,239
2,094,000	Bank of Ayudhya Pcl NVDR (b)	507,058
1,802,800	Banpu Pcl (Foreign Registered) (b)	10,412,978
45,156,920	BEC World Pcl (Foreign Registered) (b)	23,939,971
18,172,880	Home Product Center Pcl (Foreign Registered) (b)	1,837,282
146,645,800	IRPC Pcl (Foreign Registered) (b)	7,510,454
85,679,650	Italian Thai Development Pcl (Foreign Registered) (b)	5,415,285
15,832,560	Kasikornbank Pcl (Foreign Registered) (b)	19,293,096
63,924,000	Krung Thai Bank Pcl (Foreign Registered) (b)	7,257,031
3,318,000	PTT Chemical Pcl (Foreign Registered) (b)	2,678,440
3,045,000	PTT Exploration & Production Pcl (Foreign Registered) (b)	7,395,575
10,914,270	PTT Pcl (Foreign Registered) (b)	46,567,471
10,061,690	Robinson Department Store Pcl (Foreign Registered) (b)	1,747,216
3,499,793	Robinson Department Store Pcl NVDR (b)	607,740
13,206,400	Saha Pathana International Holding Pcl (Foreign Registered) (b)	6,551,652
3,285,838	Siam Cement Pcl (Foreign Registered) (b)	9,064,952
783,000	Siam Cement Pcl NVDR (b)	2,149,335
16,834,900	Siam Commercial Bank Pcl (Foreign Registered) (b)	25,752,953
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (d)	859
13,691,320	Thai Oil Pcl (Foreign Registered) (b)	8,968,789
	Total Thailand	265,406,178

See accompanying notes to the financial statements.

15

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Turkey — 5.1%
9,837,105	Akbank TAS	22,674,929
991,210	Anadolu Efes Biracilik ve Malt Sanayii AS	6,261,513
30,080,774	Dogan Sirketler Grubu Holdings AS *	9,076,782
2,100,954	Enka Insaat ve Sanayi AS	7,632,935
6,038,816	Eregli Demir ve Celik Fabrikalari TAS	12,192,718
8,308,351	Haci Omer Sabanci Holding AS	12,055,197
13,735,516	KOC Holding AS *	17,170,001
42,150	Medya Holding AS * (b) (e)	248
1,841,220	Tupras-Turkiye Petrol Rafineriler AS	16,699,858
3,463,860	Turk Hava Yollari Anonim Ortakligi *	11,403,579
9,217,150	Turk Sise ve Cam Fabrikalari AS *	5,159,674
7,685,870	Turk Telekomunikasyon AS *	17,586,044
12,124,085	Turkcell Iletisim Hizmet AS	60,037,790
31,702,140	Turkiye Garanti Bankasi *	38,655,689
3,283,400	Turkiye Halk Bankasi AS	6,909,412
11,596,310	Turkiye IS Bankasi Class C	22,460,731
12,196,162	Turkiye Sinai Kalkinma Bankasi AS *	4,810,027
15,188,060	Turkiye Vakiflar Bankasi TAO Class D	9,695,666
11,575,033	Yapi ve Kredi Bankasi AS *	11,274,100
	Total Turkey	291,756,893
	TOTAL COMMON STOCKS (COST $7,323,414,388)	4,595,150,893
	PREFERRED STOCKS — 11.7%
	Brazil — 11.2%
4,316,880	Aracruz SA Class B (Registered) 11.82%	3,086,838
5,458,901	Banco Bradesco SA 0.84%	47,252,342
6,529,375	Banco Itau Holding Financeira SA 0.65%	60,613,919
1,232,800	Bradespar SA 1.89%	11,547,512
774,800	Brasil Telecom Participacoes SA 6.99%	4,859,915
1,080,000	Brasil Telecom SA 6.36%	5,279,418
531,200	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.79%	6,395,102
600,600	Companhia de Bebidas das Americas 4.31%	24,082,769

See accompanying notes to the financial statements.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Brazil — continued
201,200	Companhia de Transmissao de Energia Eletrica Paulista 1.82%	3,811,307
3,164,464	Companhia Energetica de Minas Gerais 2.63%	43,998,674
2,002,800	Companhia Paranaense de Energia Class B 1.17%	18,676,273
5,434,108	Companhia Vale do Rio Doce Class A 4.07%	60,967,265
727,400	Duratex SA 2.64%	4,650,809
1,195,800	Electrobras (Centro) SA Class B 6.65%	12,126,014
861,800	Eletropaulo Metropolitana SA 7.61%	10,555,374
3,163,700	Gerdau Metalurgica SA 2.46%	22,080,017
5,219,262	Gerdau SA 1.29%	27,630,617
14,546,850	Itausa-Investimentos Itau SA 0.81%	43,006,703
1,130,952	Net Servicos de Comunicacoa SA *	7,164,808
9,529,504	Petroleo Brasileiro SA (Petrobras) 0.10%	105,201,516
1,068,560	Petroleo Brasileiro SA Sponsored ADR 0.10%	23,914,373
5,925,423	Sadia SA 1.33%	7,086,522
763,900	Tam SA 1.55%	5,158,896
2,461,330	Tele Norte Leste Participacoes ADR 1.03%	29,831,320
427,700	Telecomunicacoes de Sao Paulo SA 10.06%	7,903,347
278,200	Telemar Norte Leste SA Class A 3.13%	5,429,286
190,900	Ultrapar Participacoes SA 2.97%	4,360,988
2,668,700	Usinas Siderrurgicas de Minas Gerais SA Class A 1.93%	28,936,770
	Total Brazil	635,608,694
	Russia — 0.1%
29,155	Transneft 3.44%	5,574,859
	South Korea — 0.4%
448,140	Hyundai Motor Co 5.64%	5,138,799
118,476	Samsung Electronics Co Ltd (Non Voting) 3.79%	20,984,028
	Total South Korea	26,122,827
	TOTAL PREFERRED STOCKS (COST $835,420,641)	667,306,380

See accompanying notes to the financial statements.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	PRIVATE EQUITY SECURITIES — 0.6%
	Poland — 0.6%
	MHP Investors (Tri Media Holdings Ltd) * (b) (c)	22,125,725
	CHP Investors (Multimedia) * (b) (c)	11,328,691
	Total Poland	33,454,416
	Russia — 0.0%
124,330	Divot Holdings NV, Private Equity Securities-Class E * (b) (c) (f)	1,244
90,000	Divot Holdings NV, Private Equity Securities-Class D * (b) (c) (f)	900
46,624	Divot Holdings NV, Convertible Securities-Class F * (b) (c) (f)	466
	Total Russia	2,610
	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology * (a) (b) (c)	787,469
	Total Sri Lanka	787,469
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,627)	34,244,495
	INVESTMENT FUNDS — 3.9%
	China — 0.2%
250,446	Martin Currie China A Share Fund Ltd Class B * (b) (c)	7,016,741
25,045	Martin Currie China A Share Fund Ltd Class S * (b) (c) (f)	1,283,021
	Total China	8,299,762
	India — 0.1%
10,922	Fire Capital Mauritius Private Fund * (b) (c) (g)	6,617,149
170	SPG Infinity Technology Fund I * (b) (c) (f)	5,582
1,371,900	TDA India Technology Fund II LP * (b) (c)	907,841
	Total India	7,530,572
	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (b) (c)	767,055

See accompanying notes to the financial statements.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Russia — 0.1%
9,500,000	NCH Eagle Fund LP * (b) (c)	5,586,000
2,000	Steep Rock Russia Fund LP * (b) (c)	705,343
	Total Russia	6,291,343
	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (b) (c) (f)	4,000
	United States — 3.5%
9,251,146	iShares MSCI Emerging Markets Index Fund (h)	196,401,829
	TOTAL INVESTMENT FUNDS (COST $251,127,908)	219,294,561
	DEBT OBLIGATIONS — 0.2%
	United States — 0.2%
9,252,072	U.S. Treasury Inflation Indexed Bond, 0.88% , due 04/15/10 (i)	9,121,969
	TOTAL DEBT OBLIGATIONS (COST $8,956,328)	9,121,969
	RIGHTS AND WARRANTS — 0.0%
	Brazil — 0.0%
10,819	Net Servicos de Comunicacao SA Rights, Expires 03/16/09 *	6,288
15,738	Ultrapar Participacoes SA Rights, Expires 03/16/09 *	66
	Total Brazil	6,354
	Malaysia — 0.0%
4,963,466	Sunway City Warrants, Expires 10/04/17 *	281,141
3,826,400	WCT Engineering Warrants, Expires 04/22/13 *	196,093
	Total Malaysia	477,234

See accompanying notes to the financial statements.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	South Korea — 0.0%
856,082	Dae Han Pulp Rights, Expires 03/26/09 *	—
296,427	Shinhan Financial Group Co Ltd Rights, Expires 03/19/09 *	618,583
	Total South Korea	618,583
	TOTAL RIGHTS AND WARRANTS (COST $2,966,945)	1,102,171
	MUTUAL FUNDS — 0.0%
	United States — 0.0%
	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (b) (d)	5,887
	TOTAL MUTUAL FUNDS (COST $0)	5,887
	CONVERTIBLE SECURITIES — 0.1%
	India — 0.1%
3,380,000	Adani Enterprise, 6.00%, 01/27/12	1,782,950
4,000,000	Housing Development Finance Corp, Zero Coupon, 09/27/10	4,354,800
	Total India	6,137,750
	TOTAL CONVERTIBLE SECURITIES (COST $8,214,950)	6,137,750
	SHORT-TERM INVESTMENTS — 2.2%
2,750,940	Banco Santander Time Deposit, 0.02%, due 03/02/09	2,750,940
55,900,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	55,900,000
65,000,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	65,000,000
48,136	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	48,136
	TOTAL SHORT-TERM INVESTMENTS (COST $123,699,076)	123,699,076
	TOTAL INVESTMENTS — 99.6% (Cost $8,557,725,863)	5,656,063,182
	Other Assets and Liabilities (net) — 0.4%	20,643,116
	TOTAL NET ASSETS — 100.0%	$5,676,706,298

See accompanying notes to the financial statements.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund's Net Assets	Value as of February 28, 2009
CBAY Systems Ltd	5/06/03-11/10/05	$—	0.00%	$59,482
CHP Investors (Multimedia)	3/05/01	18,178,923	0.20%	11,328,691
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/2/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,244
Fire Capital Mauritius Private Fund	9/06/06-10/14/08	10,959,863	0.12%	6,617,149
MHP Investors (Tri Media Holdings Ltd)	5/01/05	27,983,521	0.39%	22,125,725
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,710,928	0.12%	7,016,741
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,283,021
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,469
NCH Eagle Fund LP	1/08/03	9,500,000	0.10%	5,586,000
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,582
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06	2,000,000	0.01%	705,343
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	907,841
The Emerging European Fund II LP	12/05/97-6/24/02	1,124,248	0.01%	767,055
				$57,196,709

See accompanying notes to the financial statements.

21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/29/09	HUF	1,492,248,850	$6,239,500	$20,000
Sales
4/29/09	HUF	11,579,980,800	$48,419,064	$1,884,936

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Affiliated Company (Note 8).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Direct placement securities are restricted as to resale.

(d)  Underlying investment represents interests in defaulted securities.

(e)  Bankrupt issuer.

(f)  The security is currently in full liquidation.

(g)  The Fund is committed to additional capital contributions in the amount of $9,078,481 to this investment.

(h)  Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

(i)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

Currency Abbreviations:

HUF - Hungarian Forint

See accompanying notes to the financial statements.

22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $8,496,473,761) (Note 2)	$5,624,436,070
Investments in affiliated issuers, at value (cost $61,252,102) (Notes 2 and 8)	31,627,112
Cash	3,703,144
Foreign currency, at value (cost $22,757,225) (Note 2)	22,517,712
Receivable for investments sold	64,796,776
Receivable for Fund shares sold	15,050,000
Dividends and interest receivable	27,135,578
Foreign taxes receivable	3,195,912
Unrealized appreciation on open forward currency contracts (Note 2)	1,904,936
Receivable for expenses reimbursed by Manager (Note 3)	29,288
Miscellaneous receivable	3,222,923
Total assets	5,797,619,451
Liabilities:
Payable for investments purchased	108,205,645
Payable for Fund shares repurchased	1,661
Payable to affiliate for (Note 3):
Management fee	3,785,519
Shareholder service fee	435,323
Trustees and Chief Compliance Officer of GMO Trust fees	22,340
Miscellaneous payable	3,009,875
Accrued expenses	5,452,790
Total liabilities	120,913,153
Net assets	$5,676,706,298

See accompanying notes to the financial statements.

23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$10,785,022,080
Distributions in excess of net investment income	(52,553,842)
Distributions in excess of net realized gain	(2,152,722,952)
Net unrealized depreciation	(2,903,038,988)
$5,676,706,298
Net assets attributable to:
Class III shares	$2,309,057,035
Class IV shares	$1,345,811,010
Class V shares	$795,585,920
Class VI shares	$1,226,252,333
Shares outstanding:
Class III	366,473,960
Class IV	214,598,103
Class V	127,080,529
Class VI	195,455,029
Net asset value per share:
Class III	$6.30
Class IV	$6.27
Class V	$6.26
Class VI	$6.27

See accompanying notes to the financial statements.

24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $34,712,834)	$266,760,707
Interest	4,782,333
Securities lending income	924,913
Dividends from affiliated issuers (net of withholding taxes of $63,613)	324,673
Total investment income	272,792,626
Expenses:
Management fee (Note 3)	77,280,205
Shareholder service fee – Class III (Note 3)	3,714,264
Shareholder service fee – Class IV (Note 3)	2,000,611
Shareholder service fee – Class V (Note 3)	796,784
Shareholder service fee – Class VI (Note 3)	2,322,019
Custodian and fund accounting agent fees	13,017,020
Transfer agent fees	59,262
Audit and tax fees	198,527
Legal fees	407,360
Trustees fees and related expenses (Note 3)	142,417
Registration fees	20,842
Miscellaneous	157,825
Total expenses	100,117,136
Fees and expenses reimbursed by Manager (Note 3)	(597,813)
Expense reductions (Note 2)	(90,157)
Net expenses	99,429,166
Net investment income (loss)	173,363,460
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax refund of $1,270,999) (Note 2)	(1,432,556,170)
Investments in affiliated issuers	(3,561,572)
Realized gains distributions from affiliated issuers (Note 8)	18,263
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $21,092) (Note 2)	(34,149,921)
Net realized gain (loss)	(1,470,249,400)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,937,777,632)
Investments in affiliated issuers	(60,074,104)
Foreign currency, forward contracts and foreign currency related transactions	(1,684,739)
Net unrealized gain (loss)	(5,999,536,475)
Net realized and unrealized gain (loss)	(7,469,785,875)
Net increase (decrease) in net assets resulting from operations	$(7,296,422,415)

See accompanying notes to the financial statements.

25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$173,363,460	$145,969,612
Net realized gain (loss)	(1,470,249,400)	4,146,502,911
Change in net unrealized appreciation (depreciation)	(5,999,536,475)	(788,242,294)
Net increase (decrease) in net assets from operations	(7,296,422,415)	3,504,230,229
Distributions to shareholders from:
Net investment income
Class III	(28,336,721)	(48,626,770)
Class IV	(18,273,132)	(42,295,439)
Class V	(14,786,743)	(15,014,450)
Class VI	(51,906,362)	(80,326,387)
Total distributions from net investment income	(113,302,958)	(186,263,046)
Net realized gains
Class III	(617,696,497)	(949,235,421)
Class IV	(460,831,288)	(772,927,597)
Class V	(246,543,395)	(267,663,344)
Class VI	(1,056,552,888)	(1,418,555,036)
Total distributions from net realized gains	(2,381,624,068)	(3,408,381,398)
	(2,494,927,026)	(3,594,644,444)
Net share transactions (Note 7):
Class III	1,497,926,107	(1,040,843,043)
Class IV	219,935,401	486,322,877
Class V	593,348,669	616,982,566
Class VI	(398,899,272)	853,624,667
Increase (decrease) in net assets resulting from net share transactions	1,912,310,905	916,087,067
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	7,610,631	6,256,642
Class IV	5,069,941	3,200,572
Class V	3,612,956	2,262,707
Class VI	22,495,973	7,226,204
Increase in net assets resulting from purchase premiums and redemption fees	38,789,501	18,946,125
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,951,100,406	935,033,192
Total increase (decrease) in net assets	(7,840,249,035)	844,618,977
Net assets:
Beginning of period	13,516,955,333	12,672,336,356
End of period (including distributions in excess of net investment income of $52,553,842 and $89,222,065, respectively)	$5,676,706,298	$13,516,955,333

See accompanying notes to the financial statements.

26

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$20.48		$20.67		$22.49	$19.05	$15.78
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.25		0.41	0.37	0.34
Net realized and unrealized gain (loss)	(10.65)		5.94		3.00	6.24	4.40
Total from investment operations	(10.42)		6.19		3.41	6.61	4.74
Less distributions to shareholders:
From net investment income	(0.13)		(0.31)		(0.54)	(0.43)	(0.32)
From net realized gains	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)
Total distributions	(3.76)		(6.38)		(5.23)	(3.17)	(1.47)
Net asset value, end of period	$6.30		$20.48		$20.67	$22.49	$19.05
Total Return(a)	(58.61)%		28.38%		17.05%	37.99%	31.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,309,057		$3,402,343		$4,276,782	$4,788,395	$4,433,098
Net expenses to average daily net assets	1.10	%(b)	1.09	%(b)	1.07%	1.10%	1.11%
Net investment income to average daily net assets	1.77%		1.04%		1.87%	1.88%	2.17%
Portfolio turnover rate	99%		60%		44%	41%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.00	%(c)	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.04		$0.02	$0.01	$0.01

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$20.40		$20.62		$22.45	$19.02	$15.75
Income (loss) from investment operations:
Net investment income (loss)†	0.25		0.23		0.42	0.40	0.34
Net realized and unrealized gain (loss)	(10.62)		5.95		2.99	6.20	4.41
Total from investment operations	(10.37)		6.18		3.41	6.60	4.75
Less distributions to shareholders:
From net investment income	(0.13)		(0.33)		(0.55)	(0.43)	(0.33)
From net realized gains	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)
Total distributions	(3.76)		(6.40)		(5.24)	(3.17)	(1.48)
Net asset value, end of period	$6.27		$20.40		$20.62	$22.45	$19.02
Total Return(a)	(58.59)%		28.38%		17.10%	38.05%	31.59%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,345,811		$3,021,319		$2,599,002	$3,081,021	$3,255,865
Net expenses to average daily net assets	1.06	%(b)	1.05	%(b)	1.03%	1.05%	1.06%
Net investment income to average daily net assets	1.86%		0.98%		1.94%	2.03%	2.13%
Portfolio turnover rate	99%		60%		44%	41%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.00	%(c)	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04		$0.02		$0.02	$0.01	$0.00 (d)

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  Ratio is less than 0.01%.

(d)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

28

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28/29,						Period from February 11, 2005 (commencement of operations) through February 28,		Period from March 1, 2004 through October 26,
	2009		2008		2007	2006	2005(a)		2004(a)
Net asset value, beginning of period	$20.39		$20.61		$22.44	$19.02	$17.88		$15.77
Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.23		0.43	0.22	(0.01)		0.25
Net realized and unrealized gain (loss)	(10.58)		5.96		2.98	6.39	1.15		(0.09)
Total from investment operations	(10.36)		6.19		3.41	6.61	1.14		0.16
Less distributions to shareholders:
From net investment income	(0.14)		(0.34)		(0.55)	(0.45)	—		(0.07)
From net realized gains	(3.63)		(6.07)		(4.69)	(2.74)	—		(0.00	)(b)
Total distributions	(3.77)		(6.41)		(5.24)	(3.19)	—		(0.07)
Net asset value, end of period	$6.26		$20.39		$20.61	$22.44	$19.02		$15.86
Total Return(c)	(58.59)%		28.43%		17.11%	38.12%	6.38	%**	1.10	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$795,586		$1,190,887		$679,988	$1,447,059	$38,564		$116,417
Net expenses to average daily net assets	1.03	%(d)	1.03	%(d)	1.01%	1.04%	1.03	%*	1.05	%*
Net investment income to average daily net assets	1.81%		0.98%		1.97%	1.06%	(0.05	)%(e)**	1.70	%(e)**
Portfolio turnover rate	99%		60%		44%	41%	57	%***	57	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.00	%(f)	0.01%	0.01%	0.02	%*	0.01	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.05		$0.05		$0.03	$0.02	—		—

(a)  The class was inactive from October 27, 2004 to February 11, 2005.

(b)  Distributions from net realized gains were less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(e)  The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

(f)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

See accompanying notes to the financial statements.

29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$20.42		$20.63		$22.45	$19.03	$15.76
Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.25		0.42	0.38	0.34
Net realized and unrealized gain (loss)	(10.61)		5.95		3.01	6.23	4.41
Total from investment operations	(10.38)		6.20		3.43	6.61	4.75
Less distributions to shareholders:
From net investment income	(0.14)		(0.34)		(0.56)	(0.45)	(0.33)
From net realized gains	(3.63)		(6.07)		(4.69)	(2.74)	(1.15)
Total distributions	(3.77)		(6.41)		(5.25)	(3.19)	(1.48)
Net asset value, end of period	$6.27		$20.42		$20.63	$22.45	$19.03
Total Return(a)	(58.61)%		28.49%		17.20%	38.07%	31.63%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,226,252		$5,902,406		$5,116,565	$3,203,435	$2,083,376
Net expenses to average daily net assets	1.00	%(b)	1.00	%(b)	0.98%	1.00%	1.01%
Net investment income to average daily net assets	1.83%		1.05%		1.93%	1.94%	2.15%
Portfolio turnover rate	99%		60%		44%	41%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.00	%(c)	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.07		$0.03		$0.02	$0.02	$0.03

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions (Note 2).

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

30

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets ("emerging markets"), which excludes countries that are included in the MSCI EAFE Index.

Throughout the year ended February 28, 2009, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying fund") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 59.79% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

Indian regulators alleged in 2003 that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund's locally held assets pending resolution of the dispute. The amount of these restricted assets represents less than 0.1% of the Fund's net assets as of February 28, 2009. The valuation of this possible claim and all matters relating to the Fund's response to these allegations are subject to the supervision and control of the Trustees, and all costs in respect of this matter are being borne by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $18,263 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund's securities in Thailand were subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund valued various investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain private equity securities based on values of underlying securities to which the securities are linked, and certain other equity securities based on the last traded exchange price adjusted for the movement in a related index. The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,921,391,877	$—
Level 2 - Other Significant Observable Inputs	3,411,109,476	1,904,936
Level 3 - Significant Unobservable Inputs	323,561,829	—
Total	$5,656,063,182	$1,904,936

*  Other financial instruments include forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$1,017,388,971	$—
Realized gain (loss)	(20,526,790)	—
Change in unrealized appreciation/depreciation	(501,191,559)	—
Net purchases (sales)	(172,108,793)	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$323,561,829	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. As of February 28, 2009 the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. For the year ended February 28, 2009, the Fund received $1,270,999 in foreign capital gains tax refund, which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 28, 2009, the Fund incurred $21,092 in CPMF tax, which is included

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to that tax.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions, partnership interest tax allocation, post-October capital losses and passive foreign investment company transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Distributions in Excess of Realized Gain	Paid-in Capital
$(23,392,279)	$23,481,553	$(89,274)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$153,846,203	$563,852,184
Net long-term capital gain	2,341,080,823	3,030,792,260
Total distributions	$2,494,927,026	$3,594,644,444

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

39

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$17,042,086

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $1,670,327,437.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,102,590,554	$199,833,580	$(3,646,360,952)	$(3,446,527,372)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.80% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

Investments in securities of issuers in emerging countries present risks that are not presented by many other investments. Many emerging countries are subject to political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate or impose various types of foreign currency regulations or controls that impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities of companies in some countries based on the Manager's expectations that conditions in those countries will improve. These factors may result in significant volatility in the values of the Fund's holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating the values it has placed on its holdings.

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.81% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, custodial fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

42

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Special Purpose Holding Fund. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $120,244 and $69,243, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$9,074,376	$16,132,157
Investments (non-U.S. Government securities)	9,310,691,046	9,279,983,747

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, the Fund had no shareholders who individually held more than 10% of the Fund's outstanding shares.

As of February 28, 2009, 0.52% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 18.98% of the Fund's shares were held by accounts for which the Manager had investment discretion.

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	199,316,510	$1,549,659,316	511,450	$11,067,541
Shares issued to shareholders in reinvestment of distributions	54,047,677	611,126,733	41,256,239	944,580,044
Shares repurchased	(53,039,178)	(662,859,942)	(82,489,753)	(1,996,490,628)
Purchase premiums	—	3,747,220	—	34,924
Redemption fees	—	3,863,411	—	6,221,718
Net increase (decrease)	200,325,009	$1,505,536,738	(40,722,064)	$(1,034,586,401)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	157,053,136	$1,026,539,902	42,157,428	$1,040,161,863
Shares issued to shareholders in reinvestment of distributions	40,848,201	475,454,559	35,738,546	808,409,341
Shares repurchased	(131,400,487)	(1,282,059,060)	(55,851,088)	(1,362,248,327)
Purchase premiums	—	482,899	—	4,000
Redemption fees	—	4,587,042	—	3,196,572
Net increase (decrease)	66,500,850	$225,005,342	22,044,886	$489,523,449
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class V:	Shares	Amount	Shares	Amount
Shares sold	196,888,178	$1,458,962,017	36,562,016	$922,567,536
Shares issued to shareholders in reinvestment of distributions	24,664,677	260,296,435	12,460,349	281,241,715
Shares repurchased	(152,881,388)	(1,125,909,783)	(23,612,498)	(586,826,685)
Purchase premiums	—	3,005,084	—	—
Redemption fees	—	607,872	—	2,262,707
Net increase (decrease)	68,671,467	$596,961,625	25,409,867	$619,245,273

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	244,681,931	$2,170,286,504	25,646,673	$584,700,516
Shares issued to shareholders in reinvestment of distributions	88,616,021	1,028,385,993	64,927,161	1,472,096,525
Shares repurchased	(426,960,691)	(3,597,571,769)	(49,478,255)	(1,203,172,374)
Purchase premiums	—	10,675,993	—	953,166
Redemption fees	—	11,819,980	—	6,273,038
Net increase (decrease)	(93,662,739)	$(376,403,299)	41,095,579	$860,850,871

8.  Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies that are or were affiliates during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bakrie & Brothers Tbk PT*	$52,163,380	$—	$30,662,144	$—	$763,236
Biomass Korea Co Ltd	4,806,682	—	—	—	662,925
Boryung Pharmaceutical Co Ltd	9,623,938	152,839	629,347	47,828	2,759,751
CBAY Systems Holdings Ltd	18,319,951	—	—	—	7,663,868
Daehan Pulp Co Ltd	3,241,894	—	—	—	1,825,376
Dimerco Express Taiwan Corp	13,447,262	—	—	154,262	6,639,875
Finetex EnE Inc*	9,225,369	—	—	—	1,529,543
In The F Co Ltd	11,011,120	—	—	—	1,677,571
Les Enphants Co Ltd	8,606,563	—	1,291,572	62,383	4,441,616
Millenium Information Technology	787,470	—	—	60,200	787,469
Pumyang Construction Co Ltd	13,435,930	—	—	—	5,161,915
Star Block Co Ltd (Foreign Registered)	987	—	—	—	859
Totals	$144,670,546	$152,839	$32,583,063	$324,673	$33,914,004

*  No longer an affiliate as of February 28, 2009.

45

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$10,161	$—	$—	$—	$18,263	$5,887
Totals	$10,161	$—	$—	$—	$18,263	$5,887

46

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

47

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

48

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.11%	$1,000.00	$501.00	$4.13
2) Hypothetical	1.11%	$1,000.00	$1,019.29	$5.56
Class IV
1) Actual	1.06%	$1,000.00	$501.20	$3.95
2) Hypothetical	1.06%	$1,000.00	$1,019.54	$5.31
Class V
1) Actual	1.04%	$1,000.00	$501.30	$3.87
2) Hypothetical	1.04%	$1,000.00	$1,019.64	$5.21
Class VI
1) Actual	1.01%	$1,000.00	$501.20	$3.76
2) Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

49

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $2,341,080,023 from long-term capital gains.

During the year ended February 28, 2009, the Fund paid foreign taxes of $34,782,526 and recognized foreign source income of $301,861,827.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $40,949,785 or if determined to be different, the qualified short term capital gains of such year.

50

GMO Emerging Markets Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.11% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

51

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

52

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

53

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

54

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

55

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Core Equity Fund returned -35.4% for the fiscal year ended February 28, 2009, as compared to -43.3% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the S&P 500 Index. Stock selections within Energy, Consumer Discretionary, and Information Technology added to relative returns while stock selections within Health Care, Utilities, and Telecommunication Services detracted. Individual names adding to relative returns included overweight positions in Wal-Mart Stores and Johnson & Johnson and an underweight position in GE. Names detracting from relative returns included underweight positions in AT&T, Verizon Communications, and McDonald's.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Financials and overweight positions in Health Care and Consumer Staples. Sector weightings negatively impacting relative performance included underweight positions in Telecommunication Services, Utilities, and Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index As of February 28, 2009

	Average Annual Total Returns†			
	1 Year	5 Year	10 Year	Since Inception
Class III	-35.39%	-6.46%	-1.85%	n/a
Class IV	-35.36%	-6.42%	-1.80%	n/a
Class VI	-35.33%	-6.38%	n/a	**6/30/03** -2.79%
Class M	-35.61%	-6.74%	n/a	**4/15/02** -4.01%

$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/99
$10,000,000
$8,296,820
$7,052,220
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO U.S. Core Equity Fund
S&P 500 Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Classes IV, VI and M will vary due to different fees.

†   The Fund is the successor to the GMO U.S. Core Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.6%
Short-Term Investments	1.5
Futures	(0.3)
Other	3.2
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	27.3%
Consumer Staples	19.0
Information Technology	17.9
Energy	15.4
Consumer Discretionary	7.7
Industrials	5.1
Financials	4.3
Materials	1.5
Telecommunication Services	1.2
Utilities	0.6
100.0%

1

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%
	Consumer Discretionary — 7.4%
56,300	Abercrombie & Fitch Co.-Class A	1,238,037
46,000	Advance Auto Parts, Inc.	1,759,500
11,700	Apollo Group, Inc.-Class A *	848,250
53,970	AutoZone, Inc. *	7,676,153
192,100	Bed Bath & Beyond, Inc. *	4,091,730
83,200	Best Buy Co., Inc.	2,397,824
36,500	Cablevision Systems Corp.-Class A	474,135
350,500	CBS Corp.-Class B (Non Voting)	1,496,635
286,500	Coach, Inc. *	4,005,270
719,900	Comcast Corp.-Class A	9,401,894
83,600	DirecTV Group (The), Inc. *	1,666,984
90,800	DISH Network Corp.-Class A *	1,021,500
43,900	Dollar Tree, Inc. *	1,704,198
61,800	Family Dollar Stores, Inc.	1,695,792
172,800	Gannett Co., Inc.	559,872
84,000	Gap (The), Inc.	906,360
16,400	Genuine Parts Co.	461,496
148,400	H&R Block, Inc.	2,834,440
26,400	Harley-Davidson, Inc.	266,640
66,800	Hasbro, Inc.	1,529,052
1,112,204	Home Depot, Inc.	23,233,942
35,700	Interpublic Group of Cos., Inc. *	136,017
12,000	ITT Educational Services, Inc. *	1,362,000
129,300	J. Crew Group, Inc. *	1,455,918
35,500	Johnson Controls, Inc.	403,990
150,000	Kohl's Corp. *	5,271,000
63,100	Leggett & Platt, Inc.	721,233
112,100	Limited Brands, Inc.	862,049
611,100	Lowe's Cos., Inc.	9,679,824
13,900	Mattel, Inc.	164,576
126,400	McDonald's Corp.	6,604,400
22,900	McGraw-Hill Cos. (The), Inc.	451,817

See accompanying notes to the financial statements.

2

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
4,200	Mohawk Industries, Inc. *	94,878
150,700	News Corp.-Class A	837,892
1,721	NVR, Inc. *	572,697
6,100	O'Reilly Automotive, Inc. *	203,496
54,000	PetSmart, Inc.	1,082,160
27,100	Polo Ralph Lauren Corp.	934,137
78,700	Ross Stores, Inc.	2,323,224
20,900	Sears Holdings Corp. *	768,284
40,000	Sherwin-Williams Co. (The)	1,838,000
364,200	Staples, Inc.	5,808,990
117,000	Target Corp.	3,312,270
118,400	Time Warner Cable, Inc.-Class A *	2,158,432
123,800	TJX Cos. (The), Inc.	2,757,026
111,500	Urban Outfitters, Inc. *	1,855,360
5,300	Whirlpool Corp.	117,819
29,600	Yum! Brands, Inc.	777,888
	Total Consumer Discretionary	121,825,081
	Consumer Staples — 18.1%
1,105,000	Altria Group, Inc.	17,061,200
41,500	Archer-Daniels-Midland Co.	1,106,390
82,500	Avon Products, Inc.	1,451,175
77,300	Campbell Soup Co.	2,069,321
11,300	Church & Dwight Co., Inc.	552,796
46,200	Clorox Co.	2,245,320
835,700	Coca-Cola Co. (The)	34,138,345
185,100	Colgate-Palmolive Co.	11,139,318
31,300	Costco Wholesale Corp.	1,325,242
13,200	Dean Foods Co. *	269,940
91,100	Estee Lauder Cos. (The), Inc.-Class A	2,063,415
7,000	Flowers Foods, Inc.	156,170
266,600	General Mills, Inc.	13,991,168
76,000	Hershey Co. (The)	2,560,440
84,600	HJ Heinz Co.	2,763,882

See accompanying notes to the financial statements.

3

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — continued
8,100	Hormel Foods Corp.	257,823
16,800	JM Smucker Co. (The)	623,616
80,600	Kellogg Co.	3,136,952
137,000	Kimberly-Clark Corp.	6,454,070
108,600	Kraft Foods, Inc.-Class A	2,473,908
161,700	Kroger Co. (The)	3,342,339
13,900	McCormick & Co., Inc. (Non Voting)	435,765
772,700	PepsiCo, Inc.	37,197,778
667,900	Philip Morris International, Inc.	22,354,613
636,700	Procter & Gamble Co. (The)	30,669,839
36,525	Supervalu, Inc.	570,155
16,800	Sysco Corp.	361,200
18,400	Tyson Foods, Inc.-Class A	155,112
1,582,400	Wal-Mart Stores, Inc.	77,917,376
884,300	Walgreen Co.	21,099,398
	Total Consumer Staples	299,944,066
	Energy — 14.7%
49,900	Anadarko Petroleum Corp.	1,744,005
83,580	Apache Corp.	4,938,742
27,200	Baker Hughes, Inc.	797,232
156,600	BJ Services Co.	1,514,322
36,600	Cabot Oil & Gas Corp.	745,542
223,900	Chesapeake Energy Corp.	3,501,796
979,300	Chevron Corp.	59,453,303
46,900	Cimarex Energy Co.	921,585
6,200	CNX Gas Corp. *	135,222
592,268	ConocoPhillips	22,121,210
77,100	Devon Energy Corp.	3,366,957
6,800	Encore Acquisition Co. *	136,544
40,100	ENSCO International, Inc.	985,658
79,710	EOG Resources, Inc.	3,988,689
1,292,400	Exxon Mobil Corp.	87,753,960
15,700	Forest Oil Corp. *	222,626

See accompanying notes to the financial statements.

4

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — continued
191,000	Halliburton Co.	3,115,210
55,700	Helmerich & Payne, Inc.	1,317,862
83,930	Hess Corp.	4,590,132
26,900	Murphy Oil Corp.	1,124,689
170,700	Nabors Industries Ltd. *	1,657,497
29,700	National Oilwell Varco, Inc. *	793,881
42,600	Newfield Exploration Co. *	823,458
40,100	Noble Corp.	986,059
48,000	Noble Energy, Inc.	2,185,920
337,400	Occidental Petroleum Corp.	17,500,938
87,900	Patterson-UTI Energy, Inc.	755,061
73,100	Pioneer Natural Resources Co.	1,066,529
51,100	Plains Exploration & Production Co. *	978,054
24,600	Range Resources Corp.	875,022
105,300	Southwestern Energy Co. *	3,029,481
78,400	Spectra Energy Corp.	1,019,200
40,100	Sunoco, Inc.	1,341,345
17,629	Transocean Ltd. *	1,053,685
250,200	Valero Energy Corp.	4,848,876
14,200	W&T Offshore, Inc.	114,310
110,700	Weatherford International Ltd. *	1,181,169
46,800	XTO Energy, Inc.	1,481,688
	Total Energy	244,167,459
	Financials — 4.1%
39,700	Aflac, Inc.	665,372
317,200	Allstate Corp. (The)	5,338,476
9,800	American Financial Group, Inc.	152,488
8,700	Aon Corp.	332,688
22,600	Arthur J. Gallagher & Co.	358,662
41,100	Assurant, Inc.	838,440
745,177	Bank of America Corp.	2,943,449
244,000	BB&T Corp.	3,935,720
13,910	BlackRock, Inc.	1,346,627

See accompanying notes to the financial statements.

5

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
9,600	Brown & Brown, Inc.	161,952
47,500	Capital One Financial Corp.	572,375
8,400	Capitol Federal Financial	311,052
281,300	Chubb Corp.	10,981,952
43,700	Comerica, Inc.	655,937
4,000	Cullen/Frost Bankers, Inc.	172,160
10,590	Goldman Sachs Group (The), Inc.	964,537
7,500	HCC Insurance Holdings, Inc.	164,625
250,800	Hudson City Bancorp, Inc.	2,600,796
49,400	JPMorgan Chase & Co.	1,128,790
282,900	Marsh & McLennan Cos., Inc.	5,072,397
67,000	MetLife, Inc.	1,236,820
67,200	Moody's Corp.	1,206,240
23,700	Old Republic International Corp.	215,196
51,300	People's United Financial, Inc.	893,133
6,200	PNC Financial Services Group, Inc.	169,508
260,400	Progressive Corp. (The) *	3,012,828
16,900	Prudential Financial, Inc.	277,329
19,600	SEI Investments Co.	232,064
12,400	T. Rowe Price Group, Inc.	281,976
29,400	Torchmark Corp.	605,640
4,900	Transatlantic Holdings, Inc.	147,343
352,100	Travelers Cos. (The), Inc.	12,728,415
15,300	Unum Group	155,754
200,800	US Bancorp	2,873,448
10,800	Valley National Bancorp	123,444
89,750	W.R. Berkley Corp.	1,867,698
313,000	Wells Fargo & Co.	3,787,300
	Total Financials	68,512,631
	Health Care — 26.1%
439,000	Abbott Laboratories	20,782,260
115,300	AmerisourceBergen Corp.	3,661,928

See accompanying notes to the financial statements.

6

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
972,600	Amgen, Inc. *	47,589,318
15,900	Bard (C.R.), Inc.	1,276,134
45,800	Baxter International, Inc.	2,331,678
14,800	Becton, Dickinson & Co.	915,972
71,800	Biogen Idec, Inc. *	3,305,672
91,000	Boston Scientific Corp. *	638,820
346,600	Bristol-Myers Squibb Co.	6,380,906
175,600	Cardinal Health, Inc.	5,698,220
39,800	Celgene Corp. *	1,780,254
22,600	Cephalon, Inc. *	1,482,334
22,900	Covance, Inc. *	869,742
154,000	Coventry Health Care, Inc. *	1,774,080
29,100	Covidien Ltd.	921,597
3,700	DaVita, Inc. *	173,604
15,400	Edwards Lifesciences Corp. *	856,394
490,400	Eli Lilly & Co.	14,407,952
114,600	Express Scripts, Inc. *	5,764,380
552,800	Forest Laboratories, Inc. *	11,852,032
35,900	Genentech, Inc. *	3,071,245
10,200	Genzyme Corp. *	621,486
424,200	Gilead Sciences, Inc. *	19,004,160
37,700	Illumina, Inc. *	1,181,141
1,289,700	Johnson & Johnson	64,485,000
84,100	King Pharmaceuticals, Inc. *	617,294
259,600	McKesson Corp.	10,648,792
299,300	Medtronic, Inc.	8,856,287
590,200	Merck & Co., Inc.	14,282,840
69,200	Mylan, Inc. *	860,156
7,900	Myriad Genetics, Inc. *	622,915
44,800	Omnicare, Inc.	1,161,664
30,500	Patterson Cos., Inc. *	551,135
295,400	PDL BioPharma, Inc.	1,733,998
5,228,780	Pfizer, Inc.	64,366,282
12,500	Quest Diagnostics, Inc.	572,875

See accompanying notes to the financial statements.

7

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
208,800	Schering-Plough Corp.	3,631,032
47,700	Stryker Corp.	1,606,059
1,971,372	UnitedHealth Group, Inc.	38,737,460
45,600	Varian Medical Systems, Inc. *	1,391,256
38,600	Vertex Pharmaceuticals, Inc. *	1,166,878
449,700	WellPoint, Inc. *	15,253,824
702,200	Wyeth	28,663,804
467,300	Zimmer Holdings, Inc. *	16,364,846
	Total Health Care	431,915,706
	Industrials — 4.9%
148,100	3M Co.	6,732,626
169,310	Burlington Northern Santa Fe Corp.	9,950,349
131,400	CH Robinson Worldwide, Inc.	5,437,332
37,900	Copart, Inc. *	1,024,058
254,200	CSX Corp.	6,273,656
23,100	Danaher Corp.	1,172,556
7,000	Dover Corp.	174,580
2,300	Dun & Bradstreet Corp.	170,131
31,100	Emerson Electric Co.	831,925
110,600	Fastenal Co.	3,331,272
17,350	Flowserve Corp.	875,654
176,100	General Dynamics Corp.	7,716,702
44,500	JB Hunt Transport Services, Inc.	906,910
43,600	Joy Global, Inc.	761,256
31,200	Kansas City Southern *	551,928
18,000	L-3 Communications Holdings, Inc.	1,217,700
7,470	Lockheed Martin Corp.	471,432
12,000	Manpower, Inc.	334,560
45,800	Masco Corp.	235,870
223,600	Norfolk Southern Corp.	7,092,592
12,300	Owens Corning, Inc. *	102,705
21,300	Paccar, Inc.	533,991

See accompanying notes to the financial statements.

8

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
25,900	Parker-Hannifin Corp.	864,283
10,000	Robert Half International, Inc.	153,700
17,400	Rockwell Collins, Inc.	542,880
30,500	Ryder System, Inc.	697,230
148,900	Southwest Airlines Co.	877,021
10,730	SPX Corp.	475,124
260,900	Tyco International Ltd.	5,231,045
202,800	Union Pacific Corp.	7,609,056
76,400	United Parcel Service, Inc.-Class B	3,146,152
92,700	United Technologies Corp.	3,784,941
4,800	W.W. Grainger, Inc.	317,568
57,000	Waste Management, Inc.	1,539,000
	Total Industrials	81,137,785
	Information Technology — 17.1%
115,000	Affiliated Computer Services, Inc.-Class A *	5,362,450
12,900	Alliance Data Systems Corp. *	381,840
79,000	Altera Corp.	1,211,070
27,300	Automatic Data Processing, Inc.	932,295
43,200	BMC Software, Inc. *	1,280,016
2,813,200	Cisco Systems, Inc. *	40,988,324
31,900	Citrix Systems, Inc. *	656,502
140,200	Dell, Inc. *	1,195,906
511,300	eBay, Inc. *	5,557,831
24,300	Fiserv, Inc. *	792,666
22,500	Global Payments, Inc.	690,300
36,200	Google, Inc.-Class A *	12,235,238
201,760	International Business Machines Corp.	18,567,973
315,247	Lawson Software, Inc. *	1,210,548
9,300	Linear Technology Corp.	202,740
95,900	LSI Corp. *	278,110
30,790	MasterCard, Inc.-Class A	4,865,744
22,800	McAfee, Inc. *	637,260

See accompanying notes to the financial statements.

9

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
4,460,000	Microsoft Corp.	72,029,000
10,500	NCR Corp. *	83,160
52,700	NetApp, Inc. *	708,288
2,878,200	Oracle Corp. *	44,727,228
1,628,600	Qualcomm, Inc.	54,444,098
40,300	Red Hat, Inc. *	551,707
26,800	Salesforce.com, Inc. *	750,400
203,400	Symantec Corp. *	2,813,022
589,500	VeriFone Holdings, Inc. *	2,558,430
3,600	Visa, Inc.-Class A	204,156
88,200	Western Digital Corp. *	1,204,812
353,100	Western Union Co.	3,940,596
99,400	Xilinx, Inc.	1,757,392
	Total Information Technology	282,819,102
	Materials — 1.4%
230,600	Alcoa, Inc.	1,436,638
191,400	Barrick Gold Corp.	5,780,280
7,900	Bemis Co., Inc.	146,703
12,100	Crown Holdings, Inc. *	255,068
3,076,174	Domtar Corp. *	2,430,177
82,800	Dow Chemical Co. (The)	592,848
12,300	FMC Corp.	497,289
51,480	Monsanto Co.	3,926,380
137,500	Nucor Corp.	4,626,875
34,400	Pactiv Corp. *	544,552
13,600	Reliance Steel & Aluminum Co.	323,544
11,300	Sealed Air Corp.	126,108
36,200	Sigma-Aldrich Corp.	1,292,340
7,400	Sonoco Products Co.	142,598
19,100	Vulcan Materials Co.	790,931
	Total Materials	22,912,331

See accompanying notes to the financial statements.

10

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Telecommunication Services — 1.2%
395,767	AT&T, Inc.	9,407,381
6,900	CenturyTel, Inc.	181,677
66,400	Frontier Communications Corp.	478,080
13,200	MetroPCS Communications, Inc. *	191,400
322,622	Verizon Communications, Inc.	9,204,406
20,700	Windstream Corp.	154,422
	Total Telecommunication Services	19,617,366
	Utilities — 0.6%
9,900	Consolidated Edison, Inc.	358,479
6,300	Dominion Resources, Inc./Virginia	190,134
5,500	Energen Corp.	147,400
22,400	Exelon Corp.	1,057,728
66,900	FirstEnergy Corp.	2,847,264
8,800	Hawaiian Electric Industries, Inc.	122,056
27,900	MDU Resources Group, Inc.	422,406
6,500	National Fuel Gas Co.	197,015
5,200	NSTAR	167,284
37,800	PG&E Corp.	1,444,716
6,200	Piedmont Natural Gas Co., Inc.	149,668
45,500	Southern Co.	1,379,105
71,500	TECO Energy, Inc.	685,685
9,900	Xcel Energy, Inc.	175,626
	Total Utilities	9,344,566
	TOTAL COMMON STOCKS (COST $2,339,798,846)	1,582,196,093

See accompanying notes to the financial statements.

11

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.5%
	Money Market Funds — 0.3%
5,933,603	State Street Institutional Treasury Money Market Fund-Institutional Class	5,933,603
	Other Short-Term Investments — 1.2%
20,000,000	U.S. Treasury Bill, 0.35%, due 07/23/09 (a)	19,972,040
	TOTAL SHORT-TERM INVESTMENTS (COST $25,912,803)	25,905,643
	TOTAL INVESTMENTS — 97.1% (Cost $2,365,711,649)	1,608,101,736
	Other Assets and Liabilities (net) — 2.9%	47,306,952
	TOTAL NET ASSETS — 100.0%	$1,655,408,688

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,210	S&P 500 E-Mini Index	March 2009	$44,419,100	$(4,979,701)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.

12

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $2,365,711,649) (Note 2)	$1,608,101,736
Cash	33,705,797
Receivable for investments sold	1,573,000
Receivable for Fund shares sold	3,588,459
Dividends and interest receivable	6,027,207
Receivable for collateral on open futures contracts (Note 2)	5,989,500
Receivable for expenses reimbursed by Manager (Note 3)	36,400
Total assets	1,659,022,099
Liabilities:
Payable for investments purchased	1,690,002
Payable for Fund shares repurchased	30,979
Payable to affiliate for (Note 3):
Management fee	432,226
Shareholder service fee	124,508
Administration fee – Class M	301
Trustees and Chief Compliance Officer of GMO Trust fees	6,319
Payable for 12b-1 fee – Class M	903
Payable for variation margin on open futures contracts (Note 2)	1,076,900
Accrued expenses	251,273
Total liabilities	3,613,411
Net assets	$1,655,408,688

See accompanying notes to the financial statements.

13

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$3,022,186,960
Accumulated undistributed net investment income	7,202,149
Accumulated net realized loss	(611,390,807)
Net unrealized depreciation	(762,589,614)
$1,655,408,688
Net assets attributable to:
Class III shares	$509,119,539
Class IV shares	$286,333,115
Class VI shares	$858,170,448
Class M shares	$1,785,586
Shares outstanding:
Class III	66,581,777
Class IV	37,529,937
Class VI	112,501,755
Class M	233,522
Net asset value per share:
Class III	$7.65
Class IV	$7.63
Class VI	$7.63
Class M	$7.65

See accompanying notes to the financial statements.

14

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $14,124)	$59,835,084
Interest	746,906
Total investment income	60,581,990
Expenses:
Management fee (Note 3)	8,713,227
Shareholder service fee – Class III (Note 3)	1,190,371
Shareholder service fee – Class IV (Note 3)	400,757
Shareholder service fee – Class VI (Note 3)	872,078
12b-1 fee – Class M (Note 3)	76,963
Administration fee – Class M (Note 3)	61,570
Custodian, fund accounting agent and transfer agent fees	471,272
Audit and tax fees	63,403
Legal fees	76,768
Trustees fees and related expenses (Note 3)	35,846
Registration fees	36,967
Miscellaneous	36,356
Total expenses	12,035,578
Fees and expenses reimbursed by Manager (Note 3)	(657,777)
Expense reductions (Note 2)	(29,279)
Net expenses	11,348,522
Net investment income (loss)	49,233,468
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(553,306,259)
Closed futures contracts	(26,279,332)
Net realized gain (loss)	(579,585,591)
Change in net unrealized appreciation (depreciation) on:
Investments	(500,014,618)
Open futures contracts	(3,515,378)
Net unrealized gain (loss)	(503,529,996)
Net realized and unrealized gain (loss)	(1,083,115,587)
Net increase (decrease) in net assets resulting from operations	$(1,033,882,119)

See accompanying notes to the financial statements.

15

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$49,233,468	$72,698,949
Net realized gain (loss)	(579,585,591)	349,051,892
Change in net unrealized appreciation (depreciation)	(503,529,996)	(613,657,620)
Net increase (decrease) in net assets from operations	(1,033,882,119)	(191,906,779)
Distributions to shareholders from:
Net investment income
Class III	(13,415,542)	(28,161,365)
Class IV	(7,250,680)	(10,426,216)
Class VI	(29,721,224)	(43,036,312)
Class M	(406,196)	(1,560,161)
Total distributions from net investment income	(50,793,642)	(83,184,054)
Net realized gains
Class III	—	(171,156,746)
Class IV	—	(61,162,205)
Class VI	—	(291,784,061)
Class M	—	(10,886,017)
Total distributions from net realized gains	—	(534,989,029)
	(50,793,642)	(618,173,083)
Net share transactions (Note 7):
Class III	(333,388,149)	(378,601,907)
Class IV	(29,109,705)	(15,629,517)
Class VI	(550,731,373)	(1,232,938,512)
Class M	(44,651,124)	(60,272,243)
Increase (decrease) in net assets resulting from net share transactions	(957,880,351)	(1,687,442,179)
Total increase (decrease) in net assets	(2,042,556,112)	(2,497,522,041)
Net assets:
Beginning of period	3,697,964,800	6,195,486,841
End of period (including accumulated undistributed net investment income of $7,202,149 and $8,762,323, respectively)	$1,655,408,688	$3,697,964,800

See accompanying notes to the financial statements.

16

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$12.05		$14.77		$14.50	$14.28	$13.54
Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.22		0.22	0.24	0.19
Net realized and unrealized gain (loss)	(4.40)		(1.10)		0.64	0.54	0.73
Total from investment operations	(4.22)		(0.88)		0.86	0.78	0.92
Less distributions to shareholders:
From net investment income	(0.18)		(0.25)		(0.22)	(0.24)	(0.18)
From net realized gains	—		(1.59)		(0.37)	(0.32)	—
Total distributions	(0.18)		(1.84)		(0.59)	(0.56)	(0.18)
Net asset value, end of period	$7.65		$12.05		$14.77	$14.50	$14.28
Total Return(a)	(35.39)%		(7.33)%		5.97%	5.60%	6.89%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$509,120		$1,131,800		$1,789,872	$2,841,959	$1,739,392
Net expenses to average daily net assets	0.46	%(b)	0.46	%(b)	0.46%	0.47%	0.48%
Net investment income to average daily net assets	1.70%		1.55%		1.51%	1.69%	1.46%
Portfolio turnover rate	62%		71%		78%	65%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$12.02		$14.75		$14.48	$14.26	$13.52
Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.22		0.22	0.25	0.20
Net realized and unrealized gain (loss)	(4.39)		(1.10)		0.65	0.54	0.73
Total from investment operations	(4.20)		(0.88)		0.87	0.79	0.93
Less distributions to shareholders:
From net investment income	(0.19)		(0.26)		(0.23)	(0.25)	(0.19)
From net realized gains	—		(1.59)		(0.37)	(0.32)	—
Total distributions	(0.19)		(1.85)		(0.60)	(0.57)	(0.19)
Net asset value, end of period	$7.63		$12.02		$14.75	$14.48	$14.26
Total Return(a)	(35.36)%		(7.36)%		6.05%	5.66%	6.96%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$286,333		$478,084		$602,048	$749,822	$866,206
Net expenses to average daily net assets	0.41	%(b)	0.41	%(b)	0.41%	0.43%	0.44%
Net investment income to average daily net assets	1.78%		1.57%		1.55%	1.76%	1.49%
Portfolio turnover rate	62%		71%		78%	65%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

18

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$12.02		$14.75		$14.47	$14.26	$13.52
Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.23		0.23	0.25	0.21
Net realized and unrealized gain (loss)	(4.38)		(1.11)		0.65	0.54	0.72
Total from investment operations	(4.19)		(0.88)		0.88	0.79	0.93
Less distributions to shareholders:
From net investment income	(0.20)		(0.26)		(0.23)	(0.26)	(0.19)
From net realized gains	—		(1.59)		(0.37)	(0.32)	—
Total distributions	(0.20)		(1.85)		(0.60)	(0.58)	(0.19)
Net asset value, end of period	$7.63		$12.02		$14.75	$14.47	$14.26
Total Return(a)	(35.33)%		(7.32)%		6.17%	5.64%	7.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$858,170		$2,031,659		$3,671,926	$2,543,300	$1,750,325
Net expenses to average daily net assets	0.37	%(b)	0.37	%(b)	0.37%	0.38%	0.39%
Net investment income to average daily net assets	1.78%		1.63%		1.61%	1.78%	1.56%
Portfolio turnover rate	62%		71%		78%	65%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$12.03		$14.75		$14.47	$14.26	$13.52
Income (loss) from investment operations:
Net investment income (loss)†	0.15		0.18		0.18	0.20	0.16
Net realized and unrealized gain (loss)	(4.40)		(1.11)		0.64	0.53	0.72
Total from investment operations	(4.25)		(0.93)		0.82	0.73	0.88
Less distributions to shareholders:
From net investment income	(0.13)		(0.20)		(0.17)	(0.20)	(0.14)
From net realized gains	—		(1.59)		(0.37)	(0.32)	—
Total distributions	(0.13)		(1.79)		(0.54)	(0.52)	(0.14)
Net asset value, end of period	$7.65		$12.03		$14.75	$14.47	$14.26
Total Return(a)	(35.61)%		(7.64)%		5.73%	5.22%	6.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,786		$56,422		$131,640	$157,009	$171,316
Net expenses to average daily net assets	0.76	%(b)	0.76	%(b)	0.76%	0.77%	0.78%
Net investment income to average daily net assets	1.29%		1.23%		1.22%	1.41%	1.17%
Portfolio turnover rate	62%		71%		78%	65%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%	0.02%	0.02%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar market capitalizations.

Throughout the year ended February 28, 2009, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,602,168,133	$—
Level 2 - Other Significant Observable Inputs	5,933,603	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,608,101,736	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(4,979,701)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(4,979,701)

*  Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

22

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces

23

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

24

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing

25

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, losses on wash sale transactions and post-October capital losses.

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$50,793,642	$241,940,523
Net long-term capital gain	—	376,232,560
Total distributions	$50,793,642	$618,173,083

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$7,202,149

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $277,985,666.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(253,190,292)
Total	$(253,190,292)

26

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,450,906,198	$3,349,247	$(846,153,709)	$(842,804,462)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity.

27

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares.

Holders of Class M shares of the Fund pay GMO an administration fee for support services provided to Class M shareholders. That fee is paid monthly at the annual rate of 0.20% of the average daily net assets of Class M shares. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, holders of Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily net assets of Class M shares for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of services to Class M shareholders. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net assets of Class M shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, administration and distribution (12b-1) fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

28

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fee paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $32,360 and $20,292, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $1,688,973,652 and $2,570,677,692, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 33.38% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 57.13% of the Fund's shares were held by accounts for which the Manager had investment discretion.

29

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,238,738	$93,997,492	10,821,336	$155,921,642
Shares issued to shareholders in reinvestment of distributions	1,047,915	11,222,375	13,691,161	193,621,517
Shares repurchased	(38,645,942)	(438,608,016)	(51,723,168)	(728,145,066)
Net increase (decrease)	(27,359,289)	$(333,388,149)	(27,210,671)	$(378,601,907)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	10,729,862	$87,517,393	7,471,098	$107,806,250
Shares issued to shareholders in reinvestment of distributions	656,519	6,901,870	5,018,252	70,729,411
Shares repurchased	(13,623,143)	(123,528,968)	(13,542,835)	(194,165,178)
Net increase (decrease)	(2,236,762)	$(29,109,705)	(1,053,485)	$(15,629,517)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	39,043,308	$402,535,356	51,884,829	$705,180,355
Shares issued to shareholders in reinvestment of distributions	2,776,239	29,721,224	23,622,907	334,820,373
Shares repurchased	(98,313,498)	(982,987,953)	(155,480,537)	(2,272,939,240)
Net increase (decrease)	(56,493,951)	$(550,731,373)	(79,972,801)	$(1,232,938,512)

30

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class M:	Shares	Amount	Shares	Amount
Shares sold	10,515	$128,124	124,923	$1,799,606
Shares issued to shareholders in reinvestment of distributions	36,243	406,197	874,683	12,446,178
Shares repurchased	(4,504,666)	(45,185,445)	(5,233,840)	(74,518,027)
Net increase (decrease)	(4,457,908)	$(44,651,124)	(4,234,234)	$(60,272,243)

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

32

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, distribution (12b-1) and/or administration fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

33

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2009 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$654.60	$1.89
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class IV
1) Actual	0.41%	$1,000.00	$654.70	$1.68
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06
Class VI
1) Actual	0.37%	$1,000.00	$654.90	$1.52
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86
Class M
1) Actual	0.76%	$1,000.00	$653.60	$3.12
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

39

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Small/Mid Cap Value Fund returned -38.8% for the fiscal year ended February 28, 2009, as compared to -43.7% for the Russell 2500 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the Russell 2500 Value Index. Stock selections within Financials, Consumer Discretionary, and Materials added to relative returns while stock selections within Utilities, Health Care, and Energy detracted. In terms of individual names, overweight positions in Philadelphia Consolidated, Advance Auto Parts, and Dollar Tree added to relative returns. Overweight positions in Patterson-UTI Energy and Cimarex Energy and an underweight in People's United Financial detracted.

Sector selection detracted from returns relative to the Russell 2500 Value Index. Sector weightings positively impacting relative performance included an overweight position in Health Care and an underweight in Materials. Sector weightings negatively impacting relative performance included an underweight in Utilities and overweight positions in Energy and Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†   The Fund is the successor to the GMO Small/Mid Cap Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.5%
Short-Term Investments	3.6
Futures	(0.4)
Other	0.3
100.0%
Industry Sector Summary	% of Equity Investments
Financials	30.7%
Consumer Discretionary	19.9
Health Care	11.4
Information Technology	11.2
Industrials	8.8
Consumer Staples	5.1
Energy	4.7
Materials	4.2
Utilities	3.2
Telecommunication Services	0.8
100.0%

1

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%
	Consumer Discretionary — 19.2%
700	99 Cents Only Stores *	5,768
1,200	Aaron Rents, Inc.	28,836
1,500	Abercrombie & Fitch Co.-Class A	32,985
3,100	Advance Auto Parts, Inc.	118,575
2,000	Aeropostale, Inc. *	46,380
3,400	America's Car-Mart, Inc. *	37,332
7,800	American Eagle Outfitters, Inc.	76,128
600	Asbury Automotive Group, Inc.	1,710
3,000	Autoliv, Inc.	44,640
12,500	AutoNation, Inc. *	124,750
400	Barnes & Noble, Inc.	7,176
2,100	Black & Decker Corp.	49,707
1,125	Blyth, Inc.	22,961
3,500	Brinker International, Inc.	38,500
2,700	Career Education Corp. *	66,609
1,500	Carter's, Inc. *	24,465
1,050	CEC Entertainment, Inc. *	24,517
300	Childrens Place Retail Stores (The), Inc. *	5,484
1,700	Columbia Sportswear Co.	46,104
1,800	Core-Mark Holding Co., Inc. *	30,798
1,300	Cracker Barrel Old Country Store, Inc.	29,094
200	Darden Restaurants, Inc.	5,428
1,500	Dollar Tree, Inc. *	58,230
2,700	Dress Barn, Inc. *	26,784
2,900	Ethan Allen Interiors, Inc.	27,666
6,600	Family Dollar Stores, Inc.	181,104
9,700	Foot Locker, Inc.	80,607
1,700	Fred's, Inc.-Class A	15,657
8,100	Gannett Co., Inc.	26,244
1,300	Genesco, Inc. *	18,590
2,500	Group 1 Automotive, Inc.	26,750
1,600	Harman International Industries, Inc.	16,992

See accompanying notes to the financial statements.

2

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
3,300	Harte-Hanks, Inc.	18,513
2,000	Hasbro, Inc.	45,780
1,200	Helen of Troy Ltd. *	12,048
700	ITT Educational Services, Inc. *	79,450
500	Jakks Pacific, Inc. *	6,335
500	Jo-Ann Stores, Inc. *	6,020
9,000	Jones Apparel Group, Inc.	24,210
1,000	Jos. A. Bank Clothiers, Inc. *	22,600
5,500	Leggett & Platt, Inc.	62,865
600	Marvel Entertainment, Inc. *	15,516
124	MDC Holdings, Inc.	3,129
2,500	Men's Wearhouse (The), Inc.	26,700
1,800	Meredith Corp.	23,130
1,100	Mohawk Industries, Inc. *	24,849
200	Monro Muffler, Inc.	4,706
400	National Presto Industries, Inc.	24,204
151	NVR, Inc. *	50,248
1,700	O'Reilly Automotive, Inc. *	56,712
2,700	Oxford Industries, Inc.	12,609
10,100	Penske Auto Group, Inc.	57,166
1,300	PetMed Express, Inc. *	17,914
700	PetSmart, Inc.	14,028
700	Polaris Industries, Inc.	12,887
3,100	Pomeroy IT Solutions, Inc. *	11,160
500	Pre-Paid Legal Services, Inc. *	15,955
6,500	RadioShack Corp.	47,645
1,200	RC2 Corp. *	5,628
3,300	Regis Corp.	41,580
6,300	Rent-A-Center, Inc. *	110,376
1,600	Ross Stores, Inc.	47,232
1,000	Snap-On, Inc.	23,590
2,000	Stanley Works (The)	53,520
1,300	Steven Madden, Ltd. *	21,086
110	Strayer Education, Inc.	18,673

See accompanying notes to the financial statements.

3

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
2,400	Thor Industries, Inc.	25,704
2,700	Timberland Co.-Class A *	30,375
1,200	Toll Brothers, Inc. *	19,020
700	Tractor Supply Co. *	21,868
300	Universal Technical Institute, Inc. *	3,309
1,300	Urban Outfitters, Inc. *	21,632
400	Weight Watchers International, Inc.	7,240
3,000	Williams-Sonoma, Inc.	26,190
	Total Consumer Discretionary	2,519,973
	Consumer Staples — 4.9%
3,300	BJ's Wholesale Club, Inc. *	98,604
1,300	Casey's General Stores, Inc.	25,883
100	Chattem, Inc. *	6,343
200	Chiquita Brands International, Inc. *	984
2,300	Dean Foods Co. *	47,035
900	Del Monte Foods Co.	6,435
100	Energizer Holdings, Inc. *	4,219
800	Flowers Foods, Inc.	17,848
200	Fresh Del Monte Produce, Inc. *	3,756
2,200	Ingles Markets, Inc.-Class A	29,876
300	J&J Snack Foods Corp.	9,471
600	JM Smucker Co. (The)	22,272
1,100	McCormick & Co., Inc. (Non Voting)	34,485
1,400	Nash Finch Co.	48,776
4,700	NBTY, Inc. *	69,889
1,200	Nu Skin Enterprises, Inc.-Class A	11,280
2,100	Pantry, Inc. *	32,466
1,500	Prestige Brands Holdings, Inc. *	8,205
300	Ralcorp Holdings, Inc. *	18,180
400	Spartan Stores, Inc.	6,120
1,700	Supervalu, Inc.	26,537
300	Tootsie Roll Industries, Inc.	6,426
8,200	Tyson Foods, Inc.-Class A	69,126

See accompanying notes to the financial statements.

4

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — continued
900	United Natural Foods, Inc. *	13,392
400	WD-40 Co.	9,844
1,500	Winn-Dixie Stores, Inc. *	14,505
	Total Consumer Staples	641,957
	Energy — 4.5%
4,400	Cimarex Energy Co.	86,460
600	Encore Acquisition Co. *	12,048
1,700	Helmerich & Payne, Inc.	40,222
1,000	Holly Corp.	23,310
104	Kinder Morgan Management, LLC. *	4,339
900	Lufkin Industries, Inc.	29,565
1,900	Oil States International, Inc. *	25,308
700	Overseas Shipholding Group, Inc.	18,004
14,800	Patterson-UTI Energy, Inc.	127,132
1,100	Pioneer Drilling Co. *	4,224
900	St. Mary Land & Exploration Co.	12,222
1,700	Stone Energy Corp. *	6,732
1,300	Swift Energy Co. *	9,347
700	Tidewater, Inc.	24,724
4,000	Unit Corp. *	85,480
800	VAALCO Energy, Inc. *	4,560
2,100	W&T Offshore, Inc.	16,905
2,200	World Fuel Services Corp.	63,822
	Total Energy	594,404
	Financials — 29.7%
200	Allied World Assurance Co. Holdings Ltd.	7,682
2,100	American Equity Investment Life Holding Co.	8,064
6,150	American Financial Group, Inc.	95,694
400	American Physicians Capital, Inc.	16,948
300	Amerisafe, Inc. *	4,350
1,600	Annaly Capital Management, Inc. REIT	22,240
2,900	Arch Capital Group Ltd. *	156,600

See accompanying notes to the financial statements.

5

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
800	Arthur J. Gallagher & Co.	12,696
4,400	Aspen Insurance Holdings Ltd.	95,876
7,600	Associated Banc Corp.	109,896
800	Assurant, Inc.	16,320
2,250	Astoria Financial Corp.	16,087
9,300	Axis Capital Holdings Ltd.	208,134
300	Bancfirst Corp.	10,467
1,900	Bancorpsouth, Inc.	35,397
1,400	Bank of Hawaii Corp.	44,856
100	Bank of the Ozarks, Inc.	2,075
800	BOK Financial Corp.	24,080
2,900	Brown & Brown, Inc.	48,923
200	Capitol Federal Financial	7,406
2,400	Cathay General Bancorp	23,328
800	Center Financial Corp.	2,360
1,100	Chemical Financial Corp.	21,032
500	Cincinnati Financial Corp.	10,270
1,200	City Holding Co.	31,464
1,800	City National Corp.	57,744
2,300	CNA Surety Corp. *	33,465
1,400	Comerica, Inc.	21,014
2,230	Commerce Bancshares, Inc.	77,448
1,900	Community Bank System, Inc.	32,509
300	Community Trust Bancorp	7,773
400	Cullen/Frost Bankers, Inc.	17,216
1,200	Delphi Financial Group, Inc.-Class A	13,008
2,000	Dime Community Bancshares	19,720
1,500	Encore Capital Group, Inc. *	5,955
4,100	Endurance Specialty Holdings Ltd.	91,717
200	Entertainment Properties Trust REIT	2,982
500	Erie Indemnity Co.-Class A	15,020
600	FBL Financial Group, Inc.-Class A	1,818
500	Financial Federal Corp.	9,500
3,416	First American Corp.	79,149

See accompanying notes to the financial statements.

6

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
300	First Financial Bankshares, Inc.	12,906
100	First Merchants Corp.	1,005
2,900	First Niagara Financial Group, Inc.	33,698
3,000	FirstMerit Corp.	44,130
1,800	Flushing Financial Corp.	11,052
600	FPIC Insurance Group, Inc. *	22,260
6,800	Fulton Financial Corp.	42,296
1,200	Hancock Holding Co.	34,032
1,000	Hanover Insurance Group (The), Inc.	35,170
1,000	Harleysville Group, Inc.	29,760
7,100	HCC Insurance Holdings, Inc.	155,845
200	Health Care REIT, Inc.	6,154
300	Home Properties, Inc. REIT	7,962
3,400	Horace Mann Educators Corp.	26,146
900	Infinity Property & Casualty Corp.	31,977
1,400	Inland Real Estate Corp. REIT	10,920
5,320	International Bancshares Corp.	53,253
1,300	IPC Holdings Ltd.	33,033
273	Kansas City Life Insurance Co.	6,495
1,600	Knight Capital Group, Inc.-Class A *	28,144
1,400	Liberty Property Trust REIT	25,578
800	LTC Properties, Inc. REIT	13,648
600	Mack-Cali Realty Corp. REIT	10,248
100	MainSource Financial Group, Inc.	559
100	Markel Corp. *	26,581
1,900	Max Capital Group Ltd.	31,350
1,600	Mercury General Corp.	43,136
2,800	Montpelier Re Holdings, Ltd.	35,560
1,900	Nara Bancorp, Inc.	5,073
500	Navigators Group, Inc. *	26,115
1,100	NBT Bancorp, Inc.	21,615
200	Northwest Bancorp, Inc.	3,036
600	OceanFirst Financial Corp.	5,688
800	Odyssey Re Holdings Corp.	37,168

See accompanying notes to the financial statements.

7

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
3,800	Old National Bancorp	44,346
5,675	Old Republic International Corp.	51,529
800	Park National Corp.	38,680
2,800	PartnerRe Ltd.	173,320
2,500	Platinum Underwriters Holdings Ltd.	70,100
2,300	Popular, Inc.	5,175
2,000	Presidential Life Corp.	13,200
200	ProAssurance Corp. *	9,558
4,300	Protective Life Corp.	16,254
2,100	Provident Financial Services, Inc.	19,614
300	PS Business Parks, Inc. REIT	10,320
300	Raymond James Financial, Inc.	4,188
3,200	Reinsurance Group of America, Inc.	87,040
1,900	RenaissanceRe Holdings Ltd.	85,557
1,500	RLI Corp.	73,470
1,000	S&T Bancorp	22,690
500	S.Y. Bancorp, Inc.	11,805
2,200	Safety Insurance Group, Inc.	68,794
2,800	SEI Investments Co.	33,152
3,600	Selective Insurance Group, Inc.	43,308
2,400	StanCorp Financial Group, Inc.	43,176
1,200	State Auto Financial Corp.	20,064
310	Student Loan Corp.	11,693
200	SVB Financial Group *	3,270
2,800	TCF Financial Corp.	34,328
2,700	Transatlantic Holdings, Inc.	81,189
3,200	Trustmark Corp.	56,928
188	UDR, Inc. REIT	1,487
500	UMB Financial Corp.	18,965
1,100	United Bankshares, Inc.	16,940
400	United Fire & Casualty Co.	6,784
1,100	Unitrin, Inc.	11,858
700	Urstadt Biddle Properties, Inc. REIT	8,477
6,000	W.R. Berkley Corp.	124,860

See accompanying notes to the financial statements.

8

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
700	Westamerica Bancorporation	27,909
2,500	Whitney Holding Corp.	27,625
2,800	Wilmington Trust Corp.	25,200
900	Wilshire Bancorp, Inc.	4,284
2,500	Zenith National Insurance Corp.	54,975
	Total Financials	3,891,988
	Health Care — 11.0%
1,600	AMERIGROUP Corp. *	39,648
400	Catalyst Health Solutions, Inc. *	8,432
3,100	Centene Corp. *	52,638
800	Conmed Corp. *	10,872
500	Cooper Cos (The), Inc.	10,995
800	Covance, Inc. *	30,384
2,200	Coventry Health Care, Inc. *	25,344
5,200	Endo Pharmaceuticals Holdings, Inc. *	98,696
700	Hanger Orthopedic Group, Inc. *	9,310
4,900	Health Net, Inc. *	64,680
200	Henry Schein, Inc. *	7,336
900	Hill-Rom Holdings, Inc.	8,838
600	Idexx Laboratories, Inc. *	18,060
400	Immucor, Inc. *	8,976
2,500	IMS Health, Inc.	31,300
1,600	Invacare Corp.	25,664
2,800	Kindred Healthcare, Inc. *	40,292
27,000	King Pharmaceuticals, Inc. *	198,180
300	Landauer, Inc.	15,003
4,400	LifePoint Hospitals, Inc. *	92,488
1,700	Lincare Holdings, Inc. *	35,819
400	Mednax, Inc. *	11,840
2,100	Molina Healthcare, Inc. *	39,333
4,300	Mylan, Inc. *	53,449
2,200	Odyssey HealthCare, Inc. *	22,792
7,300	Omnicare, Inc.	189,289

See accompanying notes to the financial statements.

9

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
1,300	Owens & Minor, Inc.	43,823
2,400	Patterson Cos., Inc. *	43,368
200	Res-Care, Inc. *	2,446
400	ResMed, Inc. *	14,752
600	Techne Corp.	29,310
400	Teleflex, Inc.	19,000
4,500	Tenet Healthcare Corp. *	4,995
1,400	Universal Health Services, Inc.-Class B	51,562
1,300	Valeant Pharmaceuticals International *	22,620
1,200	VCA Antech, Inc. *	24,948
800	Viropharma, Inc. *	3,320
900	Waters Corp. *	31,698
800	WellCare Health Plans, Inc. *	7,224
	Total Health Care	1,448,724
	Industrials — 8.5%
300	A.O. Smith Corp.	7,659
1,000	ABM Industries, Inc.	12,230
200	Alliant Techsystems, Inc. *	14,132
500	Argon ST, Inc. *	8,505
1,200	Arkansas Best Corp.	20,904
100	Brady Corp.-Class A	1,713
600	Carlisle Cos., Inc.	11,892
2,500	Ceradyne, Inc. *	42,900
2,800	Cintas Corp.	56,812
700	Con-way, Inc.	10,577
2,500	Copart, Inc. *	67,550
300	Crane Co.	4,524
2,700	Deluxe Corp.	20,844
1,500	EMCOR Group, Inc. *	23,115
800	Encore Wire Corp.	14,400
2,000	Ennis, Inc.	16,360
1,500	EnPro Industries, Inc. *	24,675
2,900	Gardner Denver, Inc. *	54,868

See accompanying notes to the financial statements.

10

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
900	GATX Corp.	16,443
200	Genesee & Wyoming, Inc.-Class A *	4,178
900	Granite Construction, Inc.	32,022
600	Griffon Corp. *	4,362
2,800	HNI Corp.	27,468
800	HUB Group Inc.-Class A *	14,368
400	Insituform Technologies, Inc.-Class A *	4,872
1,000	Insteel Industries, Inc.	6,300
4,600	Kelly Services, Inc.-Class A	34,960
4,000	Manpower, Inc.	111,520
300	Marten Transport Ltd. *	4,968
1,500	MPS Group, Inc. *	7,455
800	MSC Industrial Direct Co., Inc.-Class A	24,472
2,000	Mueller Industries, Inc.	36,140
1,200	NCI Building Systems, Inc. *	6,072
2,600	Pacer International, Inc.	7,618
1,400	R.R. Donnelley & Sons Co.	10,906
1,700	Ryder System, Inc.	38,862
40	Seaboard Corp.	35,200
700	Simpson Manufacturing Co., Inc.	10,892
3,500	Skywest, Inc.	35,840
1,200	Standex International Corp.	12,996
500	Terex Corp. *	4,460
1,400	Tredegar Corp.	23,380
2,700	TrueBlue, Inc. *	18,981
1,900	United Rentals, Inc. *	7,695
1,300	United Stationers, Inc. *	28,249
600	Universal Forest Products, Inc.	13,074
2,000	Volt Information Sciences, Inc. *	15,600
600	Wabtec Corp.	16,056
600	Watsco, Inc.	20,598
200	Watson Wyatt Worldwide, Inc.	9,822
1,600	Werner Enterprises, Inc.	21,792
2,000	WESCO International, Inc. *	33,200
	Total Industrials	1,114,481

See accompanying notes to the financial statements.

11

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — 10.8%
100	Actel Corp. *	907
3,100	Acxiom Corp.	25,668
1,500	Affiliated Computer Services, Inc.-Class A *	69,945
600	Anixter International, Inc. *	17,646
3,300	Arrow Electronics, Inc. *	54,879
1,400	Avnet, Inc. *	24,178
1,600	Avocent Corp. *	19,168
1,900	Benchmark Electronics, Inc. *	18,563
900	Black Box Corp.	17,856
100	CACI International, Inc.-Class A *	4,277
1,300	Cognex Corp.	14,300
7,400	Convergys Corp. *	47,730
2,600	CSG Systems International, Inc. *	35,152
900	Diebold, Inc.	19,908
550	Factset Research Systems, Inc.	21,197
1,200	Fair Isaac Corp.	13,140
1,400	FLIR Systems, Inc. *	28,574
2,200	Global Payments, Inc.	67,496
1,700	IAC/InterActiveCorp *	25,381
1,500	Imation Corp.	12,060
15,450	Ingram Micro, Inc.-Class A *	168,251
2,000	Insight Enterprises, Inc. *	5,260
2,900	j2 Global Communications, Inc. *	54,317
6,200	Jabil Circuit, Inc.	25,668
1,400	Lam Research Corp. *	27,384
7,500	Lexmark International, Inc. *	128,550
370	Mettler-Toledo International, Inc. *	19,725
1,800	MKS Instruments, Inc. *	22,662
2,100	ModusLink Global Solutions, Inc. *	3,990
100	Molex, Inc.	1,137
3,500	Perot Systems Corp.-Class A *	39,830
600	Plantronics, Inc.	5,154
9,300	QLogic Corp. *	85,746
500	Quest Software, Inc. *	5,650

See accompanying notes to the financial statements.

12

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
2,000	RealNetworks, Inc. *	4,600
500	Rogers Corp. *	9,125
1,300	SAIC, Inc. *	24,583
3,900	Silicon Image, Inc. *	9,048
1,300	Sybase, Inc. *	35,334
3,300	SYNNEX Corp. *	48,906
5,597	Tech Data Corp. *	96,772
500	Tekelec *	6,130
4,100	Western Digital Corp. *	56,006
	Total Information Technology	1,421,853
	Materials — 4.1%
2,700	Ashland, Inc.	15,957
1,800	Ball Corp.	72,522
2,200	Bemis Co., Inc.	40,854
1,000	Cabot Corp.	10,480
400	Carpenter Technology Corp.	5,480
3,300	Commercial Metals Co.	33,693
400	Cytec Industries, Inc.	6,160
1,000	Eastman Chemical Co.	20,540
600	FMC Corp.	24,258
1,600	Headwaters, Inc. *	3,168
400	Innophos Holdings, Inc.	4,248
600	Olin Corp.	6,264
2,000	Pactiv Corp. *	31,660
4,400	Reliance Steel & Aluminum Co.	104,676
100	Rock-Tenn Co.-Class A	2,761
900	Schnitzer Steel Industries, Inc.-Class A	25,776
1,700	Sealed Air Corp.	18,972
500	Sigma-Aldrich Corp.	17,850
1,900	Sonoco Products Co.	36,613
558	Stepan Co.	15,836
1,000	Valspar Corp.	16,700

See accompanying notes to the financial statements.

13

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Materials — continued
600	Wausau Paper Corp.	3,330
1,200	Westlake Chemical Corp.	14,988
	Total Materials	532,786
	Telecommunication Services — 0.7%
3,000	CenturyTel, Inc.	78,990
200	Telephone & Data Systems, Inc.	5,900
1,200	USA Mobility, Inc. *	10,968
	Total Telecommunication Services	95,858
	Utilities — 3.1%
1,000	Energen Corp.	26,800
4,100	Hawaiian Electric Industries, Inc.	56,867
400	IDACORP, Inc.	9,736
500	Integrys Energy Group, Inc.	12,025
400	Laclede Group (The), Inc.	15,832
2,200	MDU Resources Group, Inc.	33,308
300	MGE Energy, Inc.	9,024
600	National Fuel Gas Co.	18,186
800	New Jersey Resources Corp.	28,056
1,000	Nicor, Inc.	31,380
1,200	NSTAR	38,604
900	Piedmont Natural Gas Co., Inc.	21,726
500	South Jersey Industries, Inc.	18,030
400	Southwest Gas Corp.	7,796
3,000	TECO Energy, Inc.	28,770
300	UIL Holdings Corp.	6,156
600	Vectren Corp.	12,516
200	WGL Holdings, Inc.	6,072
600	Wisconsin Energy Corp.	23,892
	Total Utilities	404,776
	TOTAL COMMON STOCKS (COST $20,465,624)	12,666,800

See accompanying notes to the financial statements.

14

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.6%
	Money Market Funds — 3.6%
471,202	State Street Institutional Treasury Money Market Fund-Institutional Class	471,202
	TOTAL SHORT-TERM INVESTMENTS (COST $471,202)	471,202
	TOTAL INVESTMENTS — 100.1% (Cost $20,936,826)	13,138,002
	Other Assets and Liabilities (net) — (0.1%)	(18,982)
	TOTAL NET ASSETS — 100.0%	$13,119,020

See accompanying notes to the financial statements.

15

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	Russell 2000 Mini	March 2009	$116,550	$(25,100)
4	S&P Midcap 400 E-Mini	March 2009	179,560	(29,227)
			$296,110	$(54,327)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

16

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $20,936,826) (Note 2)	$13,138,002
Dividends and interest receivable	25,658
Receivable for collateral on open futures contracts (Note 2)	42,900
Receivable for expenses reimbursed by Manager (Note 3)	6,449
Total assets	13,213,009
Liabilities:
Payable to affiliate for (Note 3):
Management fee	3,436
Shareholder service fee	1,663
Trustees and Chief Compliance Officer of GMO Trust fees	48
Payable for variation margin on open futures contracts (Note 2)	3,500
Accrued expenses	85,342
Total liabilities	93,989
Net assets	$13,119,020
Net assets consist of:
Paid-in capital	$29,933,497
Accumulated undistributed net investment income	26,224
Accumulated net realized loss	(8,987,550)
Net unrealized depreciation	(7,853,151)
$13,119,020
Net assets attributable to:
Class III shares	$13,119,020
Shares outstanding:
Class III	2,951,670
Net asset value per share:
Class III	$4.44

See accompanying notes to the financial statements.

17

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $162)	$433,595
Interest	7,940
Total investment income	441,535
Expenses:
Management fee (Note 3)	71,313
Shareholder service fee – Class III (Note 3)	34,506
Custodian, fund accounting agent and transfer agent fees	41,814
Audit and tax fees	56,133
Legal fees	422
Trustees fees and related expenses (Note 3)	244
Miscellaneous	1,119
Total expenses	205,551
Fees and expenses reimbursed by Manager (Note 3)	(99,314)
Net expenses	106,237
Net investment income (loss)	335,298
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(5,615,990)
Closed futures contracts	(223,204)
Foreign currency, forward contracts and foreign currency related transactions	(10)
Net realized gain (loss)	(5,839,204)
Change in net unrealized appreciation (depreciation) on:
Investments	(2,843,492)
Open futures contracts	(54,327)
Net unrealized gain (loss)	(2,897,819)
Net realized and unrealized gain (loss)	(8,737,023)
Net increase (decrease) in net assets resulting from operations	$(8,401,725)

See accompanying notes to the financial statements.

18

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$335,298	$737,962
Net realized gain (loss)	(5,839,204)	(1,023,435)
Change in net unrealized appreciation (depreciation)	(2,897,819)	(9,361,725)
Net increase (decrease) in net assets from operations	(8,401,725)	(9,647,198)
Distributions to shareholders from:
Net investment income
Class III	(339,148)	(739,082)
Net realized gains
Class III	—	(4,151,014)
	(339,148)	(4,890,096)
Net share transactions (Note 7):
Class III	(13,439,111)	(8,753,035)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	68,983	68,226
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(13,370,128)	(8,684,809)
Total increase (decrease) in net assets	(22,111,001)	(23,222,103)
Net assets:
Beginning of period	35,230,021	58,452,124
End of period (including accumulated undistributed net investment income of $26,224 and $31,207, respectively)	$13,119,020	$35,230,021

See accompanying notes to the financial statements.

19

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.36	$10.01	$10.52	$12.38	$15.51
Income (loss) from investment operations:
Net investment income (loss)†	0.10	0.13	0.15	0.20	0.19
Net realized and unrealized gain (loss)	(2.92)	(1.87)	0.68	1.11	1.32
Total from investment operations	(2.82)	(1.74)	0.83	1.31	1.51
Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	(0.20)	(0.21)	(0.16)
From net realized gains	—	(0.78)	(1.14)	(2.96)	(4.48)
Total distributions	(0.10)	(0.91)	(1.34)	(3.17)	(4.64)
Net asset value, end of period	$4.44	$7.36	$10.01	$10.52	$12.38
Total Return(a)	(38.76)%	(18.73)%	8.71%	11.67%	14.98%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$13,119	$35,230	$58,452	$53,389	$80,084
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.44%	1.46%	1.71%	1.48%
Portfolio turnover rate	73%	63%	79%	48%	66%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.43%	0.19%	0.22%	0.19%	0.12%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.01	$0.02	$0.04	$0.09

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Small/Mid Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, and in companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset

21

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$12,666,800	$—
Level 2 - Other Significant Observable Inputs	471,202	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$13,138,002	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(54,327)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(54,327)

*  Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition,

22

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

23

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

24

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions, derivative contract transactions and post-October capital losses.

25

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(1,133)	$1,133	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$339,148	$1,572,310
Net long-term capital gain	—	3,317,786
Total distributions	$339,148	$4,890,096

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a retun of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$26,224

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $2,570,608.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(5,940,234)
Total	$(5,940,234)

26

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,467,861	$137,349	$(8,467,208)	$(8,329,859)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

27

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Purchases and redemptions of Fund shares

As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.50% of the amount invested or redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would

28

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fee paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $244 and $120, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $16,361,317 and $28,523,282, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 57.46% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.15% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 95.79% of the Fund's shares were held by accounts for which the Manager had investment discretion.

29

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,941	$32,066	3,584	$31,432
Shares issued to shareholders in reinvestment of distributions	47,015	308,041	541,777	4,846,264
Shares repurchased	(1,889,957)	(13,779,218)	(1,595,273)	(13,630,731)
Purchase premiums	—	123	—	114
Redemption fees	—	68,860	—	68,112
Net increase (decrease)	(1,838,001)	$(13,370,128)	(1,049,912)	$(8,684,809)

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Value Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

31

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$591.30	$1.81
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

37

GMO Flexible Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

GMO Flexible Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on December 12, 2008, the Class III shares of the GMO Flexible Equities Fund returned -23.0% for the period ended February 28, 2009, as compared to -14.8% for the Fund's benchmark, the MSCI World Index.

Implementation detracted from performance, driven by positions in Japanese equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

GMO Flexible Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	1.1
Other	1.0
100.0%
Country Summary	% of Equity Investments
Japan	100.0%
100.0%
Industry Sector Summary	% of Equity Investments
Financials	24.3%
Consumer Staples	15.9
Consumer Discretionary	15.9
Industrials	14.3
Utilities	13.9
Telecommunication Services	8.5
Materials	3.8
Health Care	1.8
Information Technology	1.6
100.0%

1

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Japan — 97.9%
36,100	ABC-Mart Inc	790,250
314	Accordia Golf Co Ltd	183,163
52,580	Acom Co Ltd	1,286,353
141,000	Aeon Credit Service Co Ltd	1,078,636
12,000	Aeon Delight Co Ltd	155,053
55,500	Aica Kogyo Co Ltd	473,510
388,950	Aiful Corp	401,475
19,200	Alfresa Holdings Corp	747,840
33,800	Alpen Co Ltd	539,679
1,273,000	Aozora Bank Ltd	1,426,818
21,000	Arcs Co Ltd	302,830
12,000	Ariake Japan Co Ltd	184,378
75,900	Asahi Breweries Ltd	950,377
228,000	Asahi Glass Co Ltd	986,045
17,900	Asatsu-DK Inc	337,789
164,500	Atrium Co Ltd *	179,111
24,000	Autobacs Seven Co Ltd	611,844
22,000	Awa Bank Ltd (The)	125,575
4,800	Bank of Ikeda Ltd (The) *	186,780
6,200	Bank of Okinawa Ltd (The)	216,665
39,000	Bank of Saga Ltd (The)	126,291
22,200	Bank of the Ryukyus Ltd	186,455
385,000	Bank of Yokohama Ltd (The)	1,630,511
93,900	Belluna Co Ltd	218,933
68,000	Best Denki Co Ltd	185,869
2,707	BIC Camera Inc	474,570
11,000	BML Inc	219,809
31,000	Bunka Shutter Co Ltd	92,707
19,500	Canon Marketing Japan Inc	270,363
19,100	Cawachi Ltd	315,494
290,000	Central Glass Co Ltd	752,942
33	Central Japan Railway Co	200,479

See accompanying notes to the financial statements.

2

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
55,400	Century Leasing System Inc	297,953
291,000	Chiba Bank Ltd	1,365,965
28,600	Chiba Kogyo Bank Ltd *	282,651
12,500	Chiyoda Co Ltd	162,622
30,300	Chiyoda Integre Co Ltd	332,969
152,800	Chubu Electric Power Co Inc	3,767,268
123,000	Chugai Ro Co Ltd	279,886
64,400	Chugoku Electric Power Co Inc	1,542,908
615,000	Chuo Mitsui Trust Holdings Inc	1,864,257
76,300	Circle K Sunkus Co Ltd	1,172,731
9,000	Coca-Cola Central Japan Co Ltd	123,821
6,500	Cocokara Fine Holdings Inc *	60,018
137,000	COMSYS Holdings Corp	980,823
124,600	Credit Saison Co Ltd	810,685
74,100	CSK Holdings Corp *	130,371
108,400	Culture Convenience Club Co Ltd	747,946
447	CyberAgent Inc	203,209
190	DA Office Investment Corp	247,870
32,000	Dai Nippon Printing Co Ltd	270,419
25,800	Daidoh Ltd	134,151
256,300	Daiei Inc *	797,396
12,400	Daiichikosho Co Ltd	116,076
34,000	Daiken Corp	57,856
983,000	Daikyo Inc	433,977
39,000	Daimei Telecom Engineering Corp	312,744
91,000	Daio Paper Corp	705,993
20,500	Daiseki Co Ltd	287,644
66,000	Daishi Bank Ltd (The)	260,296
65,600	Daito Trust Construction Co Ltd	2,065,832
47,000	Daiwa House Industry Co Ltd	308,345
558,000	Daiwa Securities Group Inc	1,916,790
92,600	DCM Japan Holdings Co Ltd	421,185
97,700	Don Quijote Co Ltd	1,152,685
23,900	Doshisha Co Ltd	267,418

See accompanying notes to the financial statements.

3

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
17,600	DTS Corp	112,348
201,400	Edion Corp	500,557
13,000	Electric Power Development Co Ltd	415,368
23,000	Ezaki Glico Co Ltd	210,093
58,100	FamilyMart Co Ltd	1,959,965
117,500	Fast Retailing Co Ltd	11,802,880
3,000	FP Corp	136,525
33	Frontier Real Estate Investment Corp	157,577
1,034,000	Fuji Electric Holdings Co Ltd	925,321
102,400	Fuji Oil Co Ltd	1,287,317
18,000	Fuji Soft Inc	263,930
11,000	Fujicco Co Ltd	123,710
44,100	Fuyo General Lease Co Ltd	515,584
863	Geo Corp	550,661
52	Global One REIT Co Ltd	322,570
62,700	GMO internet Inc	239,407
49,220	Goldcrest Co Ltd	874,679
75	Gourmet Navigator Inc	150,059
181,000	GS Yuasa Corp	743,457
23,760	Gulliver International Co Ltd	307,640
41,400	H.I.S. Co Ltd	591,554
193,000	Hachijuni Bank Ltd (The)	1,066,663
13,120	Hakuhodo DY Holdings Inc	568,397
46,000	Hankyu Hanshin Holdings Inc	211,902
3,892,000	Haseko Corp	1,329,031
15,200	Heiwado Co Ltd	208,586
62,000	Higashi-Nippon Bank Ltd (The)	167,072
70,900	Hikari Tsushin Inc	1,142,403
193,000	Hiroshima Bank Ltd (The)	720,304
206,000	Hitachi Cable Ltd	311,827
72,600	Hitachi Capital Corp	623,496
17,000	Hitachi Software Engineering Co Ltd	196,624
16,900	Hitachi Systems & Services Ltd	153,234
29,800	Hitachi Transport System Ltd	271,679

See accompanying notes to the financial statements.

4

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
21,900	Hogy Medical Co Ltd	1,214,729
145,100	Hokkaido Electric Power Co Inc	3,073,084
71,000	Hokuetsu Bank Ltd (The)	120,160
110,000	Hokuetsu Paper Mills Ltd	401,008
38,000	Hokuriku Electric Power Co	1,007,694
29,300	Hokuto Corp	571,923
82,070	Honeys Co Ltd	364,291
53,000	Hyakugo Bank Ltd (The)	275,870
62,000	Hyakujushi Bank Ltd (The)	291,731
22,000	IBJ Leasing Co Ltd	214,522
71,000	Ito En Ltd	905,335
128,000	Itoham Foods Inc	373,120
20,100	Itoki Corp	53,636
100,000	Iyo Bank Ltd (The)	1,048,883
37,200	Izumi Co Ltd	387,716
76,000	Izumiya Co Ltd	378,949
170,000	J-Oil Mills Inc	454,745
202,000	JACCS Co Ltd *	341,480
8,800	Jafco Co Ltd	128,102
110	Japan Retail Fund Investment Corp REIT	356,060
610,200	Joint Corp	475,468
38,000	Joshin Denki Co Ltd	212,265
174,100	JS Group Corp	1,865,065
63,200	K's Holdings Corp	755,317
56,000	Kagoshima Bank Ltd (The)	394,805
1,344,000	Kajima Corp	2,809,487
329	Kakaku.com Inc	970,335
169,000	Kamigumi Co Ltd	1,082,832
72,000	Kandenko Co Ltd	455,659
19,600	Kansai Electric Power Co Inc	471,256
126,000	Kansai Urban Banking Corp	184,221
63,500	Kanto Tsukuba Bank Ltd (The)	126,798
32,000	Kasumi Co Ltd	128,240
24,700	Kato Sangyo Co Ltd	353,005

See accompanying notes to the financial statements.

5

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
60,000	Keihan Electric Railway Co Ltd	247,612
64,000	Keihin Electric Express Railway Co Ltd	450,590
41,000	Keisei Electric Railway Co Ltd	190,300
45,000	Keiyo Bank Ltd (The)	206,645
39,400	Keiyo Co Ltd	207,732
7,265	Kenedix Inc *	502,250
52,000	Kinden Corp	365,786
202,000	Kintetsu Corp	820,296
155,000	Kiyo Holdings Inc	182,679
14,422	KK daVinci Holdings *	361,528
41,400	Kohnan Shoji Co Ltd	384,242
30,700	Kojima Co Ltd	63,808
14,900	Komeri Co Ltd	242,905
193,000	Krosaki Harima Corp	339,344
128,000	Kurabo Industries Ltd	172,424
30,000	Kyodo Printing Co Ltd	62,598
17,400	Kyoritsu Maintenance Co Ltd	300,092
125,000	Kyowa Exeo Corp	1,022,067
43,000	Kyudenko Corp	298,342
105,900	Kyushu Electric Power Co Inc	2,508,003
92,100	Lawson Inc	3,988,098
157,700	Leopalace21 Corp	876,058
225,000	Maeda Corp	688,731
62,000	Maeda Road Construction Co Ltd	506,255
19,200	Mandom Corp	325,313
67,000	Marudai Food Co Ltd	154,661
55,000	Maruetsu Inc (The) *	253,048
590,000	Maruha Group Inc	698,945
128,400	Marui Group Co Ltd	537,834
22,000	Maruzen Showa Unyu Co Ltd	64,226
20,800	Matsuda Sangyo Co Ltd	226,159
152,700	Matsui Securities Co Ltd	872,967
14,000	Matsumotokiyoshi Holdings Co Ltd	251,389
131,800	Mediceo Paltac Holdings Co Ltd	1,386,594

See accompanying notes to the financial statements.

6

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
207,000	Meiji Dairies Corp	782,410
53,000	Mercian Corp	80,598
198	MID REIT Inc	321,549
18,200	Mikuni Coca-Cola Bottling Co Ltd	133,535
8,000	Ministop Co Ltd	126,454
64,400	Miraca Holdings Inc	1,337,938
374,000	Mitsubishi Electric Corp	1,477,556
417,000	Mitsubishi Paper Mills Ltd	527,179
1,864,400	Mitsubishi UFJ Financial Group Inc	8,422,658
107,240	Mitsubishi UFJ Lease & Finance Co Ltd	1,866,239
25,000	Mitsui Home Co Ltd	108,108
8,019,300	Mizuho Financial Group Inc	15,114,698
449,000	Mizuho Investors Securities	343,531
77,000	Morinaga & Co Ltd	153,095
193,000	Morinaga Milk Industry Co Ltd	582,508
157,000	Nankai Electric Railway Co Ltd	688,643
61,000	Nanto Bank Ltd (The)	317,888
14,800	NEC Fielding Ltd	172,733
14,300	NEC Networks & System Integration Corp	125,900
652	Net One Systems Co Ltd	915,927
427,000	Nichias Corp	871,453
19,200	Nichiha Corp	116,222
150,000	Nichirei Corp	495,269
49,200	Nihon Unisys Ltd	345,766
94,000	Nihon Yamamura Glass Co Ltd	200,809
72,000	Nippon Corp	576,299
47,000	Nippon Densetsu Kogyo Co Ltd	454,555
365,000	Nippon Express Co Ltd	1,049,826
124,000	Nippon Flour Mills Co Ltd	557,972
44,000	Nippon Konpo Unyu Soko Co Ltd	373,647
152,000	Nippon Meat Packers Inc	1,471,386
168,200	Nippon Paper Group Inc	3,728,529
256	Nippon Residential Investment Corp	99,882
62,600	Nippon Signal Co Ltd (The)	317,177

See accompanying notes to the financial statements.

7

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
397,300	Nippon Suisan Kaisha Ltd	862,611
454,600	Nippon Telegraph & Telephone Corp	19,438,450
155,000	Nishi-Nippon City Bank Ltd (The)	314,748
1,279,000	Nishimatsu Construction Co Ltd	1,089,249
90,700	Nishimatsuya Chain Co Ltd	667,574
65,000	Nissay Dowa General Insurance Co Ltd	271,392
32,400	Nissen Holdings Co Ltd	141,694
20,200	Nissha Printing Co Ltd	501,218
228,000	Nisshin Oillio Group Ltd (The)	1,100,041
110,500	Nisshin Seifun Group Inc	1,115,449
34,000	Nisshinbo Industries Inc	242,645
26,000	Nissin Corp	56,766
14,600	Nissin Foods Holding Co Ltd	443,212
47,350	Nitori Co Ltd	2,507,246
424,000	Nitto Boseki Co Ltd	629,924
19,900	Nitto Kogyo Corp	145,094
6,423	NTT Docomo Inc	10,005,880
1,024,000	Obayashi Corp	4,305,312
5,390	Obic Co Ltd	711,032
86,000	Odakyu Electric Railway Co Ltd	635,202
33,000	Oita Bank Ltd (The)	179,026
953,000	OJI Paper Co Ltd	3,524,804
36,000	Okamura Corp	195,824
50	Okinawa Cellular Telephone Co	89,742
14,000	Okinawa Electric Power Co	854,938
11,000	Okuwa Co Ltd	149,437
242,700	OMC Card Inc *	348,771
106,000	Onward Holdings Co Ltd	596,672
11,700	Oracle Corp	365,754
774,500	Orient Corp *	545,281
38,200	Oriental Land Co Ltd	2,506,276
174,030	ORIX Corp	3,535,264
363,000	Osaka Gas Co Ltd	1,297,907
18,000	Paris Miki Inc	131,059

See accompanying notes to the financial statements.

8

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
349	Pasona Group Inc	183,231
437,000	Penta Ocean Construction Co Ltd *	523,470
30,700	Pigeon Corp	593,184
126	PILOT Corp	143,056
35,500	PLENUS Co Ltd	496,555
39,470	Point Inc	1,614,441
1,911	Rakuten Inc	983,344
86,000	Rengo Co Ltd	470,266
704,800	Resona Holdings Inc	12,084,513
20,000	Resorttrust Inc	174,273
27,400	Ricoh Leasing Co Ltd	351,863
34,700	Right On Co Ltd	338,806
155,800	Round One Corp	903,890
48,000	Ryohin Keikaku Co Ltd	1,688,974
14,500	Ryoshoku Ltd	325,888
50,000	Sagami Railway Co Ltd	201,772
11,600	Saint Marc Holdings Co Ltd	292,503
16,300	Sakata Seed Corp	214,088
6,800	San-A Co Ltd	205,168
38,000	San-In Godo Bank Ltd (The)	269,921
21,600	Sanei-International Co Ltd	121,686
57,000	Sanki Engineering	287,696
149,000	Sankyo-Tateyama Holdings Inc	92,227
213,000	Sankyu Inc	555,266
27,100	Sanrio Co Ltd	255,956
185,000	Sanwa Shutter Corp	463,023
140,000	Sanyo Shokai Ltd	424,618
8,491	SBI Holdings Inc	676,235
151,000	Seiko Holdings Corp	264,851
161,000	Seino Holdings Co Ltd	751,465
64,400	Seiren Co Ltd	293,655
257,000	Sekisui Chemical Co Ltd	1,093,945
257,000	Sekisui House Ltd	1,683,843
48,000	Senko Co Ltd	150,888

See accompanying notes to the financial statements.

9

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
19,900	Senshukai Co Ltd	125,888
950,900	Seven & I Holdings Co Ltd	21,073,691
373	Seven Bank Ltd	1,023,490
38,000	Shikoku Bank Ltd (The)	157,020
28,800	Shimamura Co Ltd	1,486,469
376,000	Shimizu Corp	1,416,872
533,000	Shinsei Bank Ltd	469,409
62,000	Shizuoka Gas Co Ltd	395,202
25,400	SHO-BOND Holdings Co Ltd	492,691
44,000	Shoei Co Ltd	177,574
35,000	Showa Sangyo Co Ltd	99,793
105,000	Snow Brand Milk Products Co Ltd	282,457
15,100	Sumisho Computer Systems Corp	162,796
563,000	Sumitomo Electric Industries Ltd	4,374,845
150,800	Sumitomo Forestry Co Ltd	877,704
412,000	Sumitomo Osaka Cement Co Ltd	881,079
1,361,000	Sumitomo Trust & Banking Co Ltd	4,495,069
11,300	Sundrug Co Ltd	187,849
33,000	Suruga Bank Ltd	254,496
30,200	Suzuken Co Ltd	834,700
781,000	SWCC Showa Holdings Co Ltd	457,008
18,400	T&D Holdings Inc	411,811
395	T-Gaia Corp	412,983
101,000	Taihei Kogyo Co Ltd	225,836
1,674,000	Taiheiyo Cement Co Ltd	2,371,257
37,600	Taikisha Ltd	453,240
1,771,000	Taisei Corp	3,135,453
79,000	Takara Holdings Inc	320,287
28,000	Takara Standard Co Ltd	160,024
41,000	Takasago Thermal Engineering Co Ltd	223,474
158,600	Takefuji Corp	523,625
163,000	TOA Corp *	199,366
29,000	Tochigi Bank Ltd (The)	144,449
49,000	Toho Bank Ltd (The)	189,686

See accompanying notes to the financial statements.

10

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Japan — continued
157,000	Toho Gas Co Ltd	808,818
51,300	Toho Pharmaceutical Co Ltd	494,874
15,800	Tohoku Electric Power Co Inc	369,926
226,000	Tokai Tokyo Securities Co Ltd	375,869
18,050	Token Corp	372,781
97,500	Tokio Marine Holdings Inc	2,214,318
921,800	Tokyo Electric Power Co Inc (The)	26,022,453
1,382,000	Tokyo Gas Co Ltd	5,536,216
147,000	Tokyo Tatemono Co Ltd	324,923
30,500	Tokyo Tomin Bank Ltd (The)	445,031
57,760	Tokyu Construction Co Ltd	129,460
105,000	Tokyu Land Corp	235,747
53,200	Toppan Forms Co Ltd	574,937
125,000	Toppan Printing Co Ltd	744,541
52,000	Toshiba Plant Systems & Services Corp	491,799
636,000	Toyo Construction Co Ltd *	205,702
91,000	Toyo Securities Co Ltd	120,852
97,000	Toyo Suisan Kaisha Ltd	2,295,659
469,000	Toyobo Co Ltd	630,776
18,000	Uchida Yoko Co Ltd	51,282
12,000	Unicharm Petcare Corp	368,728
49,300	United Arrows Ltd	245,475
523,000	Unitika Ltd	322,623
372,000	UNY Co Ltd	2,720,669
44,390	USS Co Ltd	1,790,761
34,400	Valor Co Ltd	259,313
19,200	WATAMI Co Ltd	410,080
16,000	Wood One Co Ltd	32,906
46,700	Xebio Co Ltd	701,705
11,900	Yachiyo Bank Ltd (The)	404,067
2,092	Yahoo Japan Corp	598,420
23,100	Yakult Honsha Co Ltd	372,013
42,000	Yamaguchi Financial Group Inc	366,308
142,000	Yamazaki Baking Co Ltd	1,789,129

See accompanying notes to the financial statements.

11

GMO Flexible Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	Japan — continued
7,000	Yaoko Co Ltd	200,875
11,000	Yokohama Reito Co Ltd	67,367
24,500	Yonekyu Corp	246,810
17,000	Yurtec Corp	81,598
29,100	Yusen Air & Sea Service Co Ltd	298,876
56,900	Zensho Co Ltd	278,913
	Total Japan	346,329,272
	TOTAL COMMON STOCKS (COST $437,751,399)	346,329,272
	SHORT-TERM INVESTMENTS — 1.1%
800,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	800,000
800,000	Branch Banking & Trust Time Deposit, 0.13%, due 03/02/09	800,000
700,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	700,000
800,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	800,000
36,291	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	36,291
800,000	Societe Generale Time Deposit, 0.25%, due 03/02/09	800,000
	TOTAL SHORT-TERM INVESTMENTS (COST $3,936,291)	3,936,291
	TOTAL INVESTMENTS — 99.0% (Cost $441,687,690)	350,265,563
	Other Assets and Liabilities (net) — 1.0%	3,588,095
	TOTAL NET ASSETS — 100.0%	$353,853,658

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

12

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $441,687,690) (Note 2)	$350,265,563
Foreign currency, at value (cost $12,089) (Note 2)	11,700
Receivable for investments sold	5,313
Receivable for Fund shares sold	3,000,000
Dividends and interest receivable	859,940
Receivable for expenses reimbursed by Manager (Note 3)	66,164
Total assets	354,208,680
Liabilities:
Payable to affiliate for (Note 3):
Management fee	155,514
Shareholder service fee	18,947
Trustees and Chief Compliance Officer of GMO Trust fees	868
Accrued expenses	179,693
Total liabilities	355,022
Net assets	$353,853,658
Net assets consist of:
Paid-in capital	$446,246,527
Distributions in excess of net investment income	(932,281)
Accumulated net realized loss	(14,250)
Net unrealized depreciation	(91,446,338)
$353,853,658
Net assets attributable to:
Class III shares	$43,788,134
Class VI shares	$310,065,524
Shares outstanding:
Class III	2,845,402
Class VI	20,142,389
Net asset value per share:
Class III	$15.39
Class VI	$15.39

See accompanying notes to the financial statements.

13

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Operations — Period from December 12, 2008
(commencement of operations) through February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $66,715)	$886,362
Interest	5,620
Total investment income	891,982
Expenses:
Management fee (Note 3)	378,481
Shareholder service fee – Class III (Note 3)	13,367
Shareholder service fee – Class VI (Note 3)	32,947
Custodian and fund accounting agent fees	102,570
Transfer agent fees	8,736
Audit and tax fees	62,088
Legal fees	2,134
Trustees fees and related expenses (Note 3)	1,162
Registration fees	3,108
Miscellaneous	2,358
Total expenses	606,951
Fees and expenses reimbursed by Manager (Note 3)	(180,164)
Net expenses	426,787
Net investment income (loss)	465,195
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,204,865
Closed futures contracts	589,657
Foreign currency, forward contracts and foreign currency related transactions	(3,171,152)
Net realized gain (loss)	(1,376,630)
Change in net unrealized appreciation (depreciation) on:
Investments	(91,422,127)
Foreign currency, forward contracts and foreign currency related transactions	(24,211)
Net unrealized gain (loss)	(91,446,338)
Net realized and unrealized gain (loss)	(92,822,968)
Net increase (decrease) in net assets resulting from operations	$(92,357,773)

See accompanying notes to the financial statements.

14

GMO Flexible Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from December 12, 2008 (commencement of operations) through February 28, 2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$465,195
Net realized gain (loss)	(1,376,630)
Change in net unrealized appreciation (depreciation)	(91,446,338)
Net increase (decrease) in net assets from operations	(92,357,773)
Distributions to shareholders from:
Net investment income
Class III	(2,863)
Class VI	(32,233)
Total distributions from net investment income	(35,096)
Net share transactions (Note 7):
Class III	55,644,468
Class VI	390,602,059
Increase (decrease) in net assets resulting from net share transactions	446,246,527
Total increase (decrease) in net assets	353,853,658
Net assets:
Beginning of period	—
End of period (including distributions in excess of net investment income of $932,281)	$353,853,658

See accompanying notes to the financial statements.

15

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from December 12, 2008 (commencement of operations) through February 28, 2009
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.02
Net realized and unrealized gain (loss)	(4.63)
Total from investment operations	(4.61)
Less distributions to shareholders:
From net investment income	(0.00	)(a)
Total distributions	(0.00)
Net asset value, end of period	$15.39
Total Return(b)	(23.04	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$43,788
Net expenses to average daily net assets	0.70	%*
Net investment income to average daily net assets	0.56	%*
Portfolio turnover rate	7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.26	%*

(a)  Distributions from net investment income were less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

16

GMO Flexible Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from December 12, 2008 (commencement of operations) through February 28, 2009
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.03
Net realized and unrealized gain (loss)	(4.64)
Total from investment operations	(4.61)
Less distributions to shareholders:
From net investment income	(0.00	)(a)
Total distributions	(0.00)
Net asset value, end of period	$15.39
Total Return(b)	(23.04	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$310,066
Net expenses to average daily net assets	0.61	%*
Net investment income to average daily net assets	0.69	%*
Portfolio turnover rate	7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.26	%*

(a)  Distributions from net investment income were less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

17

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Flexible Equities Fund (the "Fund"), which commenced operations on December 12, 2008, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the MSCI World Index. The Fund typically makes equity investments in companies from the world's developed markets, including the U.S.

For the period December 12, 2008 through February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors as part of a broader asset allocation strategy offered by GMO.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction

18

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 97.87% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$3,936,291	$—
Level 2 - Other Significant Observable Inputs	346,329,272	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$350,265,563	$—

19

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition,

20

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a

21

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

22

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

23

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the period from December 12, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign taxes paid by the Fund may be treated, to the extent permissible under the Code and if the Fund so elects, as if paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

24

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

U.S. GAAP and tax accounting differences primarily relate to net operating losses, foreign currency transactions, and post-October currency losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009, the financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(1,362,380)	$1,362,380	$—

The tax character of distributions declared to shareholders is as follows:

2/28/2009
Ordinary income (including any net short-term capital gain)	$35,096
Total distributions	$35,096

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October currency losses of $932,281.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$441,701,941	$1,771,199	$(93,207,577)	$(91,436,378)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

25

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

26

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.55% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the period ended February 28, 2009, was $800 and $830, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2009 aggregated $457,384,529 and $20,837,995, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

27

GMO Flexible Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

6.  Principal shareholders and related parties

As of February 28, 2009, 68.52% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholders owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, no shares of the Fund were held by senior management of the Manager and GMO Trust officers and all of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from December 12, 2008, (commencement of operations) through February 28, 2009
Class III:	Shares	Amount
Shares sold	2,853,090	$55,792,551
Shares issued to shareholders in reinvestment of distributions	92	1,917
Shares repurchased	(7,780)	(150,000)
Net increase (decrease)	2,845,402	$55,644,468
	Period from December 12, 2008, (commencement of operations) through February 28, 2009
Class VI:	Shares	Amount
Shares sold	20,213,445	$392,035,724
Shares issued to shareholders in reinvestment of distributions	1,571	32,233
Shares repurchased	(72,627)	(1,465,898)
Net increase (decrease)	20,142,389	$390,602,059

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Flexible Equities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Flexible Equities Fund (the "Fund") at February 28, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period December 12, 2008 (commencement of operations) through February 28, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

29

GMO Flexible Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 12, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.70%	$1,000.00	$769.60	$1.32	(a)
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51	(b)
Class VI
1) Actual	0.61%	$1,000.00	$769.60	$1.15	(a)
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06	(b)

(a)  For the period December 12, 2008 (commencement of operations) through February 28, 2009. Expense is calculated using each Class's annualized net expense ratio for the period ended February 28, 2009, multiplied by the average account value over the period, multiplied by 78 days in the period, divided by 365 days in the year.

(b)  For the period September 1, 2008 through February 28, 2009. Expense is calculated using each Class's annualized net expense ratio for the period ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

30

GMO Flexible Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

During the year ended February 28, 2009, the Fund paid foreign taxes of $66,715 and recognized foreign source income of $953,077.

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

35

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Annual Report
February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Equity Fund returned -35.6% for the fiscal year ended February 28, 2009, as compared to -40.7% for the MSCI EAFE Index (Hedged). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO mutual funds.

The Fund's exposure to international equities comes indirectly through investments in the GMO International Intrinsic Value Fund and the GMO International Growth Equity Fund. The Fund also holds currency hedges in addition to the shares of those Funds, which make predominantly unhedged investments.

Currency hedging had a positive impact on our international equity investing. The US dollar rose against most foreign currencies, but hedging insulated the Fund's return from those losses. In U.S. dollar terms the unhedged MSCI EAFE Index returned -50.2% during the period, almost 10% less than the hedged benchmark.

The Fund is fairly evenly allocated between the GMO International Intrinsic Value Fund which returned -48.0% and the GMO International Growth Equity Fund, which returned -43.5% during the period. The Fund outperformed as the Growth Fund and the Value Fund each outperformed their respective style benchmarks and the currency hedge protected from declining foreign currencies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged) As of February 28, 2009

$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2/28/99
$10,000,000
$13,889,050
$9,003,990
$8,837,480
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Currency Hedged International Equity Fund
MSCI EAFE Index (Hedged)
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-35.57%	0.39%	3.34%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.0%
Short-Term Investments	4.2
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Preferred Stocks	0.0
Futures	(0.7)
Other	3.2
100.0%
Country / Region Summary**	% of Investments
Japan	27.0%
Euro Region***	26.6
United Kingdom	21.3
Switzerland	12.4
Canada	2.9
Australia	2.9
Hong Kong	2.5
Singapore	1.4
Denmark	1.4
Sweden	1.1
Norway	0.4
New Zealand	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.3%
	United States — 98.3%
	Affiliated Issuers
864,413	GMO International Growth Equity Fund, Class IV	12,499,409
890,998	GMO International Intrinsic Value Fund, Class IV	12,473,977
	TOTAL MUTUAL FUNDS (COST $44,365,968)	24,973,386
	SHORT-TERM INVESTMENTS — 0.7%
	Short-Term Investments — 0.7%
12	Brown Brothers Harriman Time Deposit, 0.05%-1.79%, due 03/02/09	12
100,000	Royal Bank of Canada Time Deposit, 0.20%, due 03/02/09	100,000
88,126	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	88,126
	TOTAL SHORT-TERM INVESTMENTS (COST $188,138)	188,138
	TOTAL INVESTMENTS — 99.0% (Cost $44,554,106)	25,161,524
	Other Assets and Liabilities (net) — 1.0%	255,617
	TOTAL NET ASSETS — 100.0%	$25,417,141

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/24/09	AUD	200,000	$127,420	$(2,073)
4/24/09	CAD	552,000	433,924	(2,448)
4/24/09	EUR	471,000	596,956	(7,389)
4/24/09	GBP	63,000	90,182	(998)
4/24/09	JPY	18,672,000	191,531	(1,761)
4/24/09	NOK	446,000	63,331	(1,551)
4/24/09	NZD	191,000	95,320	(2,300)
4/24/09	SGD	174,000	112,382	(1,449)
			$1,711,046	$(19,969)
Sales
4/24/09	AUD	737,131	$469,627	$(1,401)
4/24/09	AUD	1,180,131	751,862	767
4/24/09	CHF	645,140	552,093	(920)
4/24/09	CHF	727,000	622,147	2,418
4/24/09	CHF	664,690	568,823	(2,426)
4/24/09	CHF	1,030,140	881,565	(1,591)
4/24/09	DKK	3,935,321	668,437	(2,626)
4/24/09	DKK	2,085,321	354,204	(2,194)
4/24/09	DKK	2,148,513	364,937	(2,227)
4/24/09	EUR	534,730	677,729	(4,034)
4/24/09	EUR	534,730	677,729	(4,194)
4/24/09	EUR	534,730	677,729	(4,199)
4/24/09	EUR	534,730	677,729	(2,953)
4/24/09	EUR	534,730	677,729	(2,550)
4/24/09	EUR	534,730	677,729	(5,835)
4/24/09	EUR	2,891,730	3,665,044	5,493
4/24/09	GBP	275,835	394,845	(2,767)
4/24/09	GBP	275,835	394,845	(2,574)
4/24/09	GBP	275,835	394,845	(1,599)
4/24/09	GBP	275,835	394,845	(1,516)

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Forward Currency Contracts — continued

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
4/24/09	GBP	275,835	$394,845	$(2,535)
4/24/09	GBP	275,835	394,845	(1,456)
4/24/09	GBP	937,835	1,342,465	805
4/24/09	HKD	1,008,000	130,034	(21)
4/24/09	HKD	2,933,380	378,413	88
4/24/09	JPY	218,897,563	2,245,378	31,959
4/24/09	JPY	117,371,563	1,203,958	35,660
4/24/09	JPY	58,781,563	602,962	36,570
4/24/09	JPY	58,781,563	602,962	36,294
4/24/09	JPY	58,781,563	602,962	36,719
4/24/09	JPY	58,781,563	602,962	36,490
4/24/09	JPY	58,781,563	602,962	36,781
4/24/09	NOK	3,872,262	549,852	(788)
4/24/09	NOK	2,288,262	324,928	941
4/24/09	NZD	126,000	62,881	699
4/24/09	SEK	1,693,000	187,957	278
4/24/09	SEK	2,015,899	223,805	6,968
4/24/09	SEK	2,852,899	316,729	8,527
4/24/09	SGD	118,584	76,590	1,101
			$25,391,983	$228,152

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound	HKD - Hong Kong Dollar JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona SGD - Singapore Dollar

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $188,138) (Note 2)	$188,138
Investments in affiliated issuers, at value (cost $44,365,968) (Notes 2 and 8)	24,973,386
Receivable for Fund shares sold	7,122,195
Unrealized appreciation on open forward currency contracts (Note 2)	278,558
Receivable for expenses reimbursed by Manager (Note 3)	24,980
Total assets	32,587,257
Liabilities:
Payable for investments purchased	7,000,000
Payable to affiliate for (Note 3):
Management fee	7,995
Shareholder service fee	2,224
Trustees and Chief Compliance Officer of GMO Trust fees	31
Unrealized depreciation on open forward currency contracts (Note 2)	70,375
Accrued expenses	89,491
Total liabilities	7,170,116
Net assets	$25,417,141
Net assets consist of:
Paid-in capital	$43,588,527
Accumulated undistributed net investment income	2,534,055
Accumulated net realized loss	(1,521,042)
Net unrealized depreciation	(19,184,399)
$25,417,141
Net assets attributable to:
Class III shares	$25,417,141
Shares outstanding:
Class III	11,251,086
Net asset value per share:
Class III	$2.26

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$1,019,438
Interest	10,036
Total investment income	1,029,474
Expenses:
Management fee (Note 3)	136,868
Shareholder service fee – Class III (Note 3)	38,019
Custodian and fund accounting agent fees	64,652
Transfer agent fees	26,685
Audit and tax fees	65,928
Legal fees	462
Trustees fees and related expenses (Note 3)	218
Registration fees	6,180
Miscellaneous	2,541
Total expenses	341,553
Fees and expenses reimbursed by Manager (Note 3)	(166,294)
Expense reductions (Note 2)	(1,243)
Indirectly incurred fees waived or borne by Manager (Note 3)	(125,593)
Shareholder service fee waived (Note 3)	(22,076)
Net expenses	26,347
Net investment income (loss)	1,003,127
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,643,694)
Realized gains distributions from affiliated issuers (Note 8)	1,265,664
Foreign currency, forward contracts and foreign currency related transactions	2,194,132
Net realized gain (loss)	1,816,102
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(14,208,915)
Foreign currency, forward contracts and foreign currency related transactions	1,042,206
Net unrealized gain (loss)	(13,166,709)
Net realized and unrealized gain (loss)	(11,350,607)
Net increase (decrease) in net assets resulting from operations	$(10,347,480)

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,003,127	$725,814
Net realized gain (loss)	1,816,102	33,909,730
Change in net unrealized appreciation (depreciation)	(13,166,709)	(24,076,799)
Net increase (decrease) in net assets from operations	(10,347,480)	10,558,745
Distributions to shareholders from:
Net investment income
Class III	(1,457,990)	—
Net realized gains
Class III	(8,027,267)	(48,200,678)
	(9,485,257)	(48,200,678)
Net share transactions (Note 7):
Class III	14,976,832	(159,181,264)
Total increase (decrease) in net assets	(4,855,905)	(196,823,197)
Net assets:
Beginning of period	30,273,046	227,096,243
End of period (including accumulated undistributed net investment income of $2,534,055 and $794,785, respectively)	$25,417,141	$30,273,046

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006		2005
Net asset value, beginning of period	$5.32		$7.45		$9.07	$8.38		$7.33
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.15		0.03		0.10	0.07		0.21
Net realized and unrealized gain (loss)	(1.60)		(0.29)		1.17	2.17		0.84
Total from investment operations	(1.45)		(0.26)		1.27	2.24		1.05
Less distributions to shareholders:
From net investment income	(0.20)		—		(0.12)	(0.71	)(b)	—
From net realized gains	(1.41)		(1.87)		(2.77)	(0.84)		—
Total distributions	(1.61)		(1.87)		(2.89)	(1.55)		—
Net asset value, end of period	$2.26		$5.32		$7.45	$9.07		$8.38
Total Return(c)	(35.57)%		(6.75)%		15.60%	28.42%		14.32%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$25,417		$30,273		$227,096	$728,814		$580,905
Net expenses to average daily net assets(d)	0.11	%(e)	0.08	%(e)	0.07%	0.05%		0.04%
Net investment income to average daily net assets(a)	3.96%		0.42%		1.23%	0.82%		2.64%
Portfolio turnover rate	17%		11%		18%	36%		3%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	1.24%		0.71%		0.68%	0.67%		0.71%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged). The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest to varying extents in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund ("underlying funds"). GMO attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not

9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 84.85% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$25,161,524	$—
Level 2 - Other Significant Observable Inputs	—	278,558
Level 3 - Significant Unobservable Inputs	—	—
Total	$25,161,524	$278,558

*  Other financial instruments include forward currency contracts.

10

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(70,375)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(70,375)

**  Other financial instruments include forward currency contracts.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to foreign currency transactions and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$2,194,133	$(2,194,133)	$—

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$1,457,990	$—
Net long-term capital gain	8,027,267	48,200,678
Total distributions	$9,485,257	$48,200,678

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$2,749,761

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$46,075,148	$—	$(20,913,624)	$(20,913,624)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not

16

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and

17

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.54% of the Fund's average daily net assets. Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the underlying funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

The Fund incurs varying fees and expenses indirectly as a shareholder in the underlying funds because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.498%	0.087%	0.585%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $218 and $154, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

18

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $14,961,102 and $4,199,000, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 99.84% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.1% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 99.84% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,152,794	$7,126,233	839,414	$6,424,624
Shares issued to shareholders in reinvestment of distributions	2,760,917	9,207,751	7,433,717	47,788,021
Shares repurchased	(353,573)	(1,357,152)	(33,056,614)	(213,393,909)
Net increase (decrease)	5,560,138	$14,976,832	(24,783,483)	$(159,181,264)

19

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$15,047,067	$7,386,840	$2,519,000	$483,829	$488,011	$12,499,409
GMO International Intrinsic Value Fund, Class IV	15,016,826	7,574,262	1,680,000	535,609	777,653	12,473,977
Totals	$30,063,893	$14,961,102	$4,199,000	$1,019,438	$1,265,664	$24,973,386

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

21

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$673.60	$2.86
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $8,027,267 from long-term capital gains.

For taxable, non-corporate shareholders, 47.87% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

23

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.71% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

28

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Equity Allocation Fund (formerly GMO Global (U.S.+) Equity Allocation Fund) returned -39.4% for the fiscal year ended February 28, 2009, as compared to -48.2% for the Fund's benchmark, the MSCI ACWI (All Country World Index) Index. During the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was positive, with U.S. Quality Equity Fund, U.S. Core Equity Fund, and Alpha Only Fund outperforming their benchmarks by large amounts and International Intrinsic Value Fund, International Growth Equity Fund, and International Core Equity Fund also outperforming. Emerging Markets Fund and Flexible Equities Fund underperformed their benchmarks.

Asset allocation was also positive, driven by the Fund's overweight to U.S. equities and underweight to overall equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Equity Allocation Fund Class III Shares (formerly the GMO Global (U.S.+) Equity Allocation Fund) and the MSCI ACWI (All Country World Index) Index (formerly the GMO Global Equity Index) As of February 28, 2009

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$9,988,000
$15,101,900
$8,175,970
$7,407,890
$7,052,220
GMO Global Equity Allocation Fund
MSCI ACWI (All Country World Index) + Index*
MSCI ACWI (All Country World Index) Index
S&P 500 Index

Average Annual Total Returns			
	1 Year	5 Year	10 Year
Class III	-39.59%	-2.49%	4.21%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .12% on the purchase and .12% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The MSCI ACWI (All Country World Index) + Index represents 75% S&P 500 Index and 25% MSCI ACWI (All Country World Index) Index prior to 5/30/08 and MSCI ACWI (All Country World Index) Index thereafter.

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	92.3%
Short-Term Investments	3.9
Cash and Cash Equivalents	2.9
Preferred Stocks	1.1
Investment Funds	0.3
Private Equity Securities	0.1
Debt Obligations	0.0
Convertible Securities	0.0
Rights and Warrants	0.0
Forward Currency Contracts	(0.1)
Swaps	(1.3)
Futures	(1.6)
Other	2.4
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Country Summary**	% of Investments
United States	51.4%
Japan	12.2
Euro Region***	10.7
United Kingdom	8.1
Switzerland	4.2
Brazil	1.7
Korea	1.7
Taiwan	1.3
Australia	1.1
China	1.1
Hong Kong	0.9
Canada	0.8
South Africa	0.7
Singapore	0.5
Sweden	0.5
Turkey	0.5
Denmark	0.4
Thailand	0.4
Russia	0.3
India	0.2
Malaysia	0.2
Norway	0.2
Chile	0.1
Czech Republic	0.1
Egypt	0.1
Hungary	0.1
Indonesia	0.1
Israel	0.1
Mexico	0.1
Philippines	0.1
Poland	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%
	Mutual Funds — 100.0%
2,639,208	GMO Alpha Only Fund, Class IV	15,228,232
6,223,360	GMO Emerging Markets Fund, Class VI	39,020,469
539,898	GMO Flexible Equities Fund, Class VI	8,309,024
5,010,203	GMO International Core Equity Fund, Class VI	90,834,974
2,599,738	GMO International Growth Equity Fund, Class IV	37,592,210
2,309,868	GMO International Intrinsic Value Fund, Class IV	32,338,156
16,772	GMO Short-Duration Investment Fund, Class III	119,922
3,788,516	GMO U.S. Core Equity Fund, Class VI	28,906,379
1,333	GMO U.S. Growth Fund, Class III	13,953
12,618,178	GMO U.S. Quality Equity Fund, Class VI	178,925,759
		431,289,078
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)(b)	49
	TOTAL AFFILIATED ISSUERS (COST $631,300,623)	431,289,127
	SHORT-TERM INVESTMENTS — 0.0%
24,943	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	24,943
	TOTAL SHORT-TERM INVESTMENTS (COST $24,943)	24,943
	TOTAL INVESTMENTS — 100.0% (Cost $631,325,566)	431,314,070
	Other Assets and Liabilities (net) — (0.0%)	(35,883)
	TOTAL NET ASSETS — 100.0%	$431,278,187

See accompanying notes to the financial statements.

3

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Underlying investment represents interests in defaulted securities.

See accompanying notes to the financial statements.

4

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $24,943) (Note 2)	$24,943
Investments in affiliated issuers, at value (cost $631,300,623) (Notes 2 and 8)	431,289,127
Receivable for expenses reimbursed by Manager (Note 3)	10,052
Total assets	431,324,122
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,059
Accrued expenses	44,876
Total liabilities	45,935
Net assets	$431,278,187
Net assets consist of:
Paid-in capital	$647,912,797
Accumulated net realized loss	(16,623,114)
Net unrealized depreciation	(200,011,496)
$431,278,187
Net assets attributable to:
Class III shares	$431,278,187
Shares outstanding:
Class III	81,452,202
Net asset value per share:
Class III	$5.29

See accompanying notes to the financial statements.

5

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$14,474,949
Interest	339
Total investment income	14,475,288
Expenses:
Custodian, fund accounting agent and transfer agent fees	35,585
Audit and tax fees	33,380
Legal fees	8,378
Trustees fees and related expenses (Note 3)	4,891
Registration fees	9,929
Miscellaneous	4,459
Total expenses	96,622
Fees and expenses reimbursed by Manager (Note 3)	(89,320)
Expense reductions (Note 2)	(2,263)
Net expenses	5,039
Net investment income (loss)	14,470,249
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(25,254,379)
Realized gains distributions from affiliated issuers (Note 8)	17,361,022
Net realized gain (loss)	(7,893,357)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(182,023,986)
Net realized and unrealized gain (loss)	(189,917,343)
Net increase (decrease) in net assets resulting from operations	$(175,447,094)

See accompanying notes to the financial statements.

6

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$14,470,249	$6,114,741
Net realized gain (loss)	(7,893,357)	65,404,358
Change in net unrealized appreciation (depreciation)	(182,023,986)	(67,173,593)
Net increase (decrease) in net assets from operations	(175,447,094)	4,345,506
Distributions to shareholders from:
Net investment income
Class III	(15,018,150)	(15,144,364)
Net realized gains
Class III	(35,633,100)	(46,141,439)
	(50,651,250)	(61,285,803)
Net share transactions (Note 7):
Class III	300,532,912	59,195,425
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	319,677	32,563
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	300,852,589	59,227,988
Total increase (decrease) in net assets	74,754,245	2,287,691
Net assets:
Beginning of period	356,523,942	354,236,251
End of period (including accumulated undistributed net investment income of $0 and $3, respectively)	$431,278,187	$356,523,942

See accompanying notes to the financial statements.

7

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$10.25		$11.96		$11.89	$11.63	$10.86
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.34		0.20		0.23	0.23	0.23
Net realized and unrealized gain (loss)	(4.01)		0.09	(b)	1.08	1.32	1.23
Total from investment operations	(3.67)		0.29		1.31	1.55	1.46
Less distributions to shareholders:
From net investment income	(0.31)		(0.49)		(0.38)	(0.34)	(0.27)
From net realized gains	(0.98)		(1.51)		(0.86)	(0.95)	(0.42)
Total distributions	(1.29)		(2.00)		(1.24)	(1.29)	(0.69)
Net asset value, end of period	$5.29		$10.25		$11.96	$11.89	$11.63
Total Return(c)	(39.44)%		1.01%		11.56%	13.91%	13.70%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$431,278		$356,524		$354,236	$326,032	$335,819
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	4.27%		1.63%		1.90%	1.99%	2.11%
Portfolio turnover rate	52%		30%		15%	20%	17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.02%		0.02%	0.02%	0.04%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.00 (g)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.   Organization

GMO Global Equity Allocation Fund (formerly GMO Global (U.S.+) Equity Allocation Fund) (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI ACWI (All Country World Index) Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund. Effective June 1, 2008, the Fund changed its benchmark from the GMO Global Equity Index (composite index computed by GMO consisting of: (i) the S&P 500 Index (75%) and (ii) the MSCI ACWI ex-U.S. Index (25%)) to the MSCI ACWI (All Country World Index) Index because the Manager expects that the Fund will tend to have a larger allocation to non-U.S. equities.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Flexible Equities Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

9

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 41.10% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

10

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$423,004,997	$—
Level 2 - Other Significant Observable Inputs	8,309,024	—
Level 3 - Significant Unobservable Inputs	49	—
Total	$431,314,070	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$49	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	171	—
Realized gain distributions paid	(171)	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$49	$—

11

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received and losses on wash sale transactions.

12

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$547,898	$(547,898)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$15,011,630	$15,140,737
Net long-term capital gain	35,639,620	46,145,066
Total distributions	$50,651,250	$61,285,803

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed net long-term capital gain	$3,638,604

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$651,587,283	$49	$(220,273,262)	$(220,273,213)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or

13

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the manager has a conflict in allocating among the underlying funds (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each changed to 0.11% of the amount invested or redeemed. Effective September 30, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.07% of the amount invested or redeemed. Effective October 8, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.08% of the amount invested or redeemed. Effective October 21, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.12% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases and fee on cash redemptions were each 0.12% of the amount invested or redeemed. The level of purchase premium for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption

14

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the redemption fees may be waived at the Manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund an advisory fee or shareholder service fee, but it receives varying

15

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the managers asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.447%	0.064%	0.000%	0.511%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $3,889 and $2,411, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $461,669,867 and $179,615,355, respectively.

16

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 31.08% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 20.80% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion

7.   Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	43,957,397	$281,047,058	1,944,098	$23,157,515
Shares issued to shareholders in reinvestment of distributions	5,687,137	43,314,729	4,518,134	52,432,161
Shares repurchased	(2,975,721)	(23,828,875)	(1,300,196)	(16,394,251)
Purchase premiums	—	310,403	—	23,181
Redemption fees	—	9,274	—	9,382
Net increase (decrease)	46,668,813	$300,852,589	5,162,036	$59,227,988

17

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$22,706,205	$14,786,511	$16,000,000	$5,119,453	$3,470,383	$15,228,232
GMO Emerging Countries Fund, Class III	8,443,861	1,022,610	7,544,143	—	1,022,610	—
GMO Emerging Country Debt Fund, Class IV	1,702,519	—	1,711,767	—	—	—
GMO Emerging Markets Fund, Class VI	36,561,535	59,212,537	17,746,320	514,990	9,409,426	39,020,469
GMO Flexible Equities Fund, Class VI	—	10,073,353	—	307	—	8,309,024
GMO International Core Equity Fund, Class VI	—	155,422,896	1,452,813	3,421,860	665,818	90,834,974
GMO International Growth Equity Fund, Class IV	29,271,874	33,077,953	8,360,166	1,085,404	873,754	37,592,210
GMO International Intrinsic Value Fund, Class IV	28,827,179	30,386,468	8,312,833	1,234,893	1,384,494	32,338,156
GMO Short-Duration Investment Fund, Class III	135,936	5,007	—	5,007	—	119,922
GMO SPV I, LLC	49	—	—	—	171	49
GMO U.S. Core Equity Fund, Class VI	134,495,007	15,760,503	111,354,500	972,873	—	28,906,379
GMO U.S. Growth Fund, Class III	17,965	2,332	—	235	—	13,953
GMO U.S. Quality Equity Fund, Class VI	94,350,851	141,919,697	7,132,813	2,119,927	534,366	178,925,759
Totals	$356,512,981	$461,669,867	$179,615,355	$14,474,949	$17,361,022	$431,289,127

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Equity Allocation Fund
(formerly GMO Global (U.S.+) Equity Allocation Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Equity Allocation Fund (formerly GMO Global (U.S.+) Equity Allocation Fund) (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

19

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.50%	$1,000.00	$644.30	$2.04
2) Hypothetical	0.50%	$1,000.00	$1,022.32	$2.51

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO Global Equity Allocation Fund

(formerly GMO Global (U.S.+) Equity Allocation Fund)
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $35,639,619 from long-term capital gains.

For taxable, non-corporate shareholders, 52.26% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 21.35% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Strategic Opportunities Allocation Fund returned -26.8% for the fiscal year ended February 28, 2009, as compared to -37.2% for the Fund's benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index / 25% Barclays Capital U.S. Aggregate Index) for the same period. During the fiscal year the Fund was exposed to global equity and fixed income securities through direct investment and indirectly through its investment in underlying GMO mutual funds. The Fund received fixed income securities from certain underlying GMO mutual funds during the year via an in-kind transaction.

Implementation was positive. The primary drivers of the outperformance were positive relative returns from the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO International Growth Funds.

Asset allocation also added value. The Fund's underweight to equities and overweights to fixed income were the primary drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Opportunities Allocation Fund Class III Shares and the GMO Strategic Opportunities Allocation Index As of February 28, 2009

$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
2005
2006
2007
2008
2009
5/31/05
$9,997,000
$11,650,970
$9,569,420
$8,100,010
$7,069,200
GMO Strategic Opportunities Allocation Fund
GMO Strategic Opportunities Allocation Index*
MSCI World Index
Barclays Capital U.S. Aggregate Index

Average Annual Total Returns		
	1 Year	Since Inception
Class III	-28.24%	**5/31/05** -1.17%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .03% on the purchase and 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	70.0%
Debt Obligations	17.6
Cash and Cash Equivalents	10.5
Short-Term Investments	9.6
Options Purchased	0.3
Loan Participations	0.0
Loan Assignments	0.0
Rights and Warrants	0.0
Preferred Stocks	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Forward Currency Contracts	(0.1)
Written Options	(0.1)
Futures	(4.9)
Swaps	(5.2)
Other	2.3
100.0%
Country / Region Summary**	% of Investments
United States	68.2%
Japan	9.4
Euro Region***	8.1
United Kingdom	6.6
Switzerland	3.9
Canada	0.9
Hong Kong	0.7
Australia	0.6
Sweden	0.6
Denmark	0.4
Singapore	0.3
Emerging	0.2
Norway	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 3.2%
	Asset-Backed Securities — 3.1%
	Auto Financing — 0.4%
600,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	577,932
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.81%, due 07/15/14	459,750
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.30%, due 11/10/14	394,000
300,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	195,000
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.84%, due 07/15/12	600,240
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	420,000
300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.66%, due 07/15/11	276,094
300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 06/17/13	284,556
200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.46%, due 05/15/12	162,000
389,494	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	350,544
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	335,000
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	560,000
	Total Auto Financing	4,615,116
	Bank Loan Collateralized Debt Obligations — 0.2%
949,217	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.70%, due 06/20/25	902,053
1,120,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.68%, due 07/05/11	992,387
	Total Bank Loan Collateralized Debt Obligations	1,894,440

See accompanying notes to the financial statements.

2

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Business Loans — 0.2%
1,121,264	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.86%, due 01/25/36	716,712
427,205	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.75%, due 05/15/32	304,503
700,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.48%, due 10/20/11	579,495
855,184	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 09/25/30	410,489
400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.58%, due 02/25/13	343,160
	Total Business Loans	2,354,359
	CMBS — 0.2%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.59%, due 12/15/20	443,340
500,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	458,759
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.58%, due 03/06/20	447,540
600,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	528,144
400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	348,625
398,933	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.55%, due 09/15/21	279,253
	Total CMBS	2,505,661
	Credit Cards — 0.6%
800,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.50%, due 02/15/13	760,192
800,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.46%, due 09/15/14	658,200
1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.38%, due 06/16/14	899,799
300,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.53%, due 05/15/13	284,094
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	481,663

See accompanying notes to the financial statements.

3

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)		Description	Value ($)
		Credit Cards — continued
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + 0.10%, 1.97%, due 05/24/13	687,148
	300,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	270,990
	1,200,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.49%, due 01/16/14	1,053,768
	600,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.47%, due 06/15/13	547,500
	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 1.01%, due 07/15/13	499,875
	100,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.61%, due 01/15/14	91,529
	500,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	392,500
	500,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, 1 mo. LIBOR + .18%, 0.64%, due 03/15/13	490,320
		Total Credit Cards	7,117,578
		Equipment Leases — 0.1%
	400,000	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 1.06%, due 10/17/11	389,544
	400,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.71%, due 06/14/11	358,000
		Total Equipment Leases	747,544
		Insurance Premiums — 0.0%
	400,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 12/15/11	382,880
		Insured Auto Financing — 0.3%
	1,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.25%, due 06/06/14	545,690
	350,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	334,824
	876,137	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.47%, due 12/15/12	794,043

See accompanying notes to the financial statements.

4

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 1.11%, due 10/15/14	544,824
700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	494,130
	Total Insured Auto Financing	2,713,511
	Insured Other — 0.1%
1,100,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	770,000
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	450,000
	Total Insured Other	1,220,000
	Insured Residential Asset-Backed Securities (United States) — 0.0%
303,214	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.69%, due 11/25/35	70,042
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
827,419	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.61%, due 06/15/37	206,855
	Insured Time Share — 0.0%
395,320	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.47%, due 09/20/19	242,432
	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.93%, due 12/20/10	807,000
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.82%, due 06/20/13	185,350
	Total Investment Grade Corporate Collateralized Debt Obligations	992,350

See accompanying notes to the financial statements.

5

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — 0.5%
507,897	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 06/25/36	35,553
716,465	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 11/25/36	374,575
287,987	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.66%, due 03/25/36	143,994
300,000	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 09/25/36	123,000
900,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.58%, due 10/25/36	785,700
333,157	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.69%, due 05/25/37	224,415
682,765	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.71%, due 05/28/39	455,677
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 02/25/37	570,000
36,554	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 1.01%, due 04/25/33	26,319
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.61%, due 02/25/37	1,009,920
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.59%, due 12/25/36	374,000
400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	160,000
850,575	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 04/25/37	671,954
756,241	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.72%, due 01/25/36	586,465
	Total Residential Asset-Backed Securities (United States)	5,541,572
	Residential Mortgage-Backed Securities (Australian) — 0.1%
240,228	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 2.31%, due 12/08/36	184,978
252,530	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 2.33%, due 03/09/36	220,245
679,345	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 1.30%, due 05/21/38	575,887
	Total Residential Mortgage-Backed Securities (Australian)	981,110

See accompanying notes to the financial statements.

6

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — 0.2%
300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.62%, due 03/20/30	268,800
200,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 1.29%, due 08/17/11	195,520
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	484,380
500,634	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.45%, due 05/15/34	462,401
500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.32%, due 02/12/16	437,000
100,000	Permanent Financing Plc, Series 4, Class 3A, 3 mo. LIBOR + .14%, 2.33%, due 03/10/24	99,817
	Total Residential Mortgage-Backed Securities (European)	1,947,918
	Student Loans — 0.1%
500,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.18%, due 04/25/22	488,150
123,110	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.61%, due 08/25/23	110,799
117,297	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.55%, due 08/26/19	107,913
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.61%, due 12/23/19	546,354
	Total Student Loans	1,253,216
	Total Asset-Backed Securities	34,786,584
	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	132,751
	U.S. Government Agency — 0.1%
300,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 5.62%, due 11/15/14 (a)	284,357
200,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.00%, due 01/01/12 (a)	191,979
	Total U.S. Government Agency	476,336
	TOTAL DEBT OBLIGATIONS (COST $37,970,425)	35,395,671

See accompanying notes to the financial statements.

7

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 95.6%
	Affiliated Issuers — 95.6%
24,703,213	GMO Alpha Only Fund, Class IV	142,537,541
6,340,885	GMO Domestic Bond Fund, Class VI	50,663,671
781,384	GMO Emerging Country Debt Fund, Class IV	4,571,097
1,501,441	GMO Flexible Equities Fund, Class VI	23,107,183
1,255,553	GMO Inflation Indexed Plus Bond Fund, Class VI	18,670,080
10,398,827	GMO International Growth Equity Fund, Class IV	150,367,034
10,209,073	GMO International Intrinsic Value Fund, Class IV	142,927,020
1,088,951	GMO Special Situations Fund, Class VI	27,779,151
5,263,196	GMO Strategic Fixed Income Fund, Class VI	91,316,446
6,526,064	GMO U.S. Core Equity Fund, Class VI	49,793,872
24,673,504	GMO U.S. Quality Equity Fund, Class VI	349,870,292
389,594	GMO World Opportunity Overlay Fund	7,149,055
	TOTAL MUTUAL FUNDS (COST $1,546,993,003)	1,058,752,442
	SHORT-TERM INVESTMENTS — 1.2%
	Money Market Funds — 1.2%
13,052,307	State Street Institutional U.S. Government Money Market Fund- Institutional Class	13,052,307
	Other Short-Term Investments — 0.0%
8,068	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	8,068
	TOTAL SHORT-TERM INVESTMENTS (COST $13,060,375)	13,060,375
	TOTAL INVESTMENTS — 100.0% (Cost $1,598,023,803)	1,107,208,488
	Other Assets and Liabilities (net) — 0.00%	49,261
	TOTAL NET ASSETS — 100.0%	$1,107,257,749

See accompanying notes to the financial statements.

8

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

See accompanying notes to the financial statements.

9

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $51,030,800) (Note 2)	$48,456,046
Investments in affiliated issuers, at value (cost $1,546,993,003) (Notes 2 and 8)	1,058,752,442
Receivable for investments sold	33,333
Receivable for Fund shares sold	47,685,501
Dividends and interest receivable	66,971
Receivable for expenses reimbursed by Manager (Note 3)	10,388
Miscellaneous receivable	14,310
Total assets	1,155,018,991
Liabilities:
Payable for investments purchased	47,699,811
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	3,474
Accrued expenses	57,957
Total liabilities	47,761,242
Net assets	$1,107,257,749
Net assets consist of:
Paid-in capital	$1,607,995,689
Distributions in excess of net investment income	(2,367,089)
Accumulated net realized loss	(7,555,536)
Net unrealized depreciation	(490,815,315)
$1,107,257,749
Net assets attributable to:
Class III shares	$1,107,257,749
Shares outstanding:
Class III	77,044,584
Net asset value per share:
Class III	$14.37

See accompanying notes to the financial statements.

10

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$85,938,127
Interest	1,051,827
Dividends	15,614
Total investment income	87,005,568
Expenses:
Custodian, fund accounting agent and transfer agent fees	45,839
Audit and tax fees	37,577
Legal fees	24,446
Chief Compliance Officer (Note 3)	7,843
Trustees fees and related expenses (Note 3)	18,861
Registration fees	7,637
Miscellaneous	5,046
Total expenses	147,249
Fees and expenses reimbursed by Manager (Note 3)	(120,545)
Expense reductions (Note 2)	(12,605)
Net expenses	14,099
Net investment income (loss)	86,991,469
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(71,906)
Investments in affiliated issuers	(45,603,831)
Realized gains distributions from affiliated issuers (Note 8)	60,642,365
Foreign currency, forward contracts and foreign currency related transactions	532
Net realized gain (loss)	14,967,160
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,574,754)
Investments in affiliated issuers	(431,309,387)
Net unrealized gain (loss)	(433,884,141)
Net realized and unrealized gain (loss)	(418,916,981)
Net increase (decrease) in net assets resulting from operations	$(331,925,512)

See accompanying notes to the financial statements.

11

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$86,991,469	$32,758,480
Net realized gain (loss)	14,967,160	61,340,612
Change in net unrealized appreciation (depreciation)	(433,884,141)	(89,711,146)
Net increase (decrease) in net assets from operations	(331,925,512)	4,387,946
Distributions to shareholders from:
Net investment income
Class III	(97,614,780)	(43,466,039)
Net realized gains
Class III	(55,458,846)	(24,846,890)
	(153,073,626)	(68,312,929)
Net share transactions (Note 7):
Class III	491,786,568	634,481,810
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	304,811	234,265
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	492,091,379	634,716,075
Total increase (decrease) in net assets	7,092,241	570,791,092
Net assets:
Beginning of period	1,100,165,508	529,374,416
End of period (including distributions in excess of net investment income of $2,367,089 and accumulated undistributed net investment income of $5,027,700, respectively)	$1,107,257,749	$1,100,165,508

See accompanying notes to the financial statements.

12

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$22.70		$23.71		$22.37	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	1.57		0.99		0.69	0.52
Net realized and unrealized gain (loss)	(7.23)		(0.15)		2.17	2.34
Total from investment operations	(5.66)		0.84		2.86	2.86
Less distributions to shareholders:
From net investment income	(1.61)		(1.02)		(0.90)	(0.47)
From net realized gains	(1.06)		(0.83)		(0.62)	(0.02)
Total distributions	(2.67)		(1.85)		(1.52)	(0.49)
Net asset value, end of period	$14.37		$22.70		$23.71	$22.37
Total Return(c)	(26.75)%		3.15%		12.98%	14.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,107,258		$1,100,116		$529,374	$366,622
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00%	0.00	%*
Net investment income to average daily net assets(b)	8.05%		4.05%		2.98%	3.22	%*
Portfolio turnover rate	34%		47%		23%	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.00 (g)	$0.02

(a)  Period from May 31, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

13

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Strategic Opportunities Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of its benchmark, the GMO Strategic Opportunities Allocation Index. The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO consisting of: (i) the MSCI World Index, and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 75% (MSCI World Index) and 25% (Barclays Capital U.S. Aggregate Index). The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund. In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in

14

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 28.98% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 4.90% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security

15

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: the Fund valued debt securities using bids received from primary pricing sources.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,000,725,121	$—
Level 2 - Other Significant Observable Inputs	71,220,447	—
Level 3 - Significant Unobservable Inputs	35,262,920	—
Total	$1,107,208,488	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

16

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accrued discounts/premiums	392,953	—
Realized gain (loss)	368,942	—
Change in unrealized appreciation/depreciation	(2,578,028)	—
Net purchases (sales)	37,079,053	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$35,262,920	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

17

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, subscription in-kind transactions, partnership interest tax allocations, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$3,228,522	$(1,776,117)	$(1,452,405)

18

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$97,617,350	$44,599,754
Net long-term capital gain	55,456,276	23,713,175
Total distributions	$153,073,626	$68,312,929

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any
net short-term capital gain)  $  8,439,095

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $3,243,689.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,613,101,576	$5,564,944	$(511,458,032)	$(505,893,088)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

19

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the Manager has a conflict in allocating among the underlying funds. (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases of Fund shares was changed to 0.07% of the amount invested and the fee on cash redemptions remained at 0.04% of the amount redeemed. Effective September 30, 2008, the Fund no longer charged a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. Effective October 8, 2008, the fee on cash redemptions was changed to 0.22% of the amount redeemed. Effective October 21, 2008, the premium on cash purchases was changed to 0.03% of the amount invested and the fee on cash redemptions was changed to 0.50% of the amount redeemed. Effective November 24, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the premium on cash purchases was 0.03% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. The level of purchase premium for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or portion of the redemption fees may be waived at the manager's discretion under circumstances in which the Manager deems it equitable

20

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund a management fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

21

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.388%	0.070%	0.002%	0.460%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $15,221 and $7,843, respectively. The compensation and expenses of the CCO are included expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $849,254,175 and $374,296,374, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 28, 2009 were $53,926,966 and $53,926,966, respectively.

22

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 34.27% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 99.97% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	21,710,901	$377,255,235	23,859,232	$579,450,743
Shares issued to shareholders in reinvestment of distributions	8,772,878	152,047,372	2,788,898	67,229,949
Shares repurchased	(1,914,307)	(37,516,039)	(502,061)	(12,198,882)
Purchase premiums	—	100,056	—	232,499
Redemption fees	—	204,755	—	1,766
Net increase (decrease)	28,569,472	$492,091,379	26,146,069	$634,716,075

23

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$90,584,368	$172,849,657	$64,917,000	$53,148,310	$20,852,738	$142,537,541
GMO Core Plus Bond Fund, Class IV	26,514,728	1,060,589	24,107,963	1,060,589	—	—
GMO Domestic Bond Fund, Class VI	—	76,396,191	17,978,726	2,362,184	107,501	50,663,671
GMO Emerging Country Debt Fund, Class IV	5,743,483	1,398,477	—	593,444	121,321	4,571,097
GMO Emerging Markets Fund, Class VI	—	43,592,103	41,304,113	—	—	—
GMO Emerging Markets Opportunities Fund, Class VI	103,926,197	24,950,520	98,007,614	516,691	24,433,829	—
GMO Flexible Equities Fund, Class VI	—	29,503,125	—	3,125	—	23,107,183
GMO Inflation Indexed Plus Bond Fund, Class VI	—	33,080,572	7,373,388	2,198,726	—	18,670,080
GMO International Bond Fund, Class III	5,569,426	413,051	4,885,337	413,051	—	—
GMO International Growth Equity Fund, Class IV	156,545,575	86,336,488	2,000,000	6,093,686	5,319,696	150,367,034
GMO International Intrinsic Value Fund, Class IV	159,656,664	92,573,960	5,323,371	6,948,146	8,446,880	142,927,020
GMO Special Situations Fund, Class VI	58,396,773	2,489,304	40,916,000	—	—	27,779,151

24

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Strategic Fixed Income Fund, Class VI	$216,621,119	$22,373,936	$108,912,458	$6,199,523	$—	$91,316,446
GMO U.S. Core Equity Fund, Class VI	69,986,654	9,095,736	3,000,000	1,158,720	—	49,793,872
GMO U.S. Quality Equity Fund, Class VI	206,637,036	253,895,823	3,510,000	5,241,932	1,360,400	349,870,292
GMO World Opportunity Overlay Fund	—	7,710,071	—	—	—	7,149,055
Totals	$1,100,182,023	$857,719,603	$422,235,970	$85,938,127	$60,642,365	$1,058,752,442

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Opportunities Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

26

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.45%	$1,000.00	$758.50	$1.96
2) Hypothetical	0.45%	$1,000.00	$1,022.56	$2.26

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $55,456,276 from long-term capital gains.

For taxable, non-corporate shareholders, 18.85% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 7.77% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $9,335,780 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Country Debt Fund returned -32.8% for the fiscal year ended February 28, 2009, compared with -11.8% for the JPMorgan Emerging Markets Bond Index Global (EMBIG).

The Fund underperformed the benchmark during the fiscal year by 21.0%. EMBIG spreads over U.S. Treasuries widened 366 basis points to 672 basis points, while the yield on the 10-year U.S. Treasury bond fell by 51 basis points to 3.0%.

The biggest gainers of the fiscal year in the index were Lebanon (+11.0%), Egypt (+6.8%), and China (+5.5%). The worst performing countries in the index for the year were Ecuador (-66.4%), Ukraine (-59.1%), and Argentina (-55.8%).

Market selection subtracted 401 basis points of relative value. Underperformance derived primarily from the Argentina and Ukraine overweights, and the Lebanon underweight which were offset in part by overweighting Russia and underweighting Ecuador. Security selection cost 1,269 basis points of alpha in total, with the largest loss coming from the sale of credit protection for Venezuela. Exposure to quasi-sovereign credits in Russia and negative bond selection in South Africa also had negative impacts. Further, non-index bonds from the Republic of Congo and Ivory Coast underperformed the EMBIG by a wide margin. Direct and indirect exposure to ABS securities also contributed negatively, costing 422 basis points of relative performance. Credit default swap protection helped in Mexico and Ukraine, offsetting a portion of the other Mexican and Ukraine positions' losses.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the JPMorgan Emerging Markets Bond Index Global (EMBIG) As of February 28, 2009

$60,000,000
$55,000,000
$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$9,950,000
$34,450,720
$27,265,390
$26,599,470
GMO Emerging Country Debt Fund
JPMorgan Emerging Markets Bond Index Global (EMBIG)
JPMorgan Emerging Markets Bond Index Global +* (EMBIG)

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-34.42%	1.96%	13.17%
Class IV	-34.34%	2.03%	13.25%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV shares will vary due to different fees.

*   JPMorgan EMBIG + represents the JPMorgan EMBI+ prior to 12/31/99 and the JPMorgan EMBIG thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	89.5%
Loan Participations	6.0
Short-Term Investments	2.1
Forward Currency Contracts	1.8
Loan Assignments	1.7
Options Purchased	0.4
Rights and Warrants	0.3
Promissory Notes	0.2
Futures	(0.0)
Written Options	(0.1)
Reverse Repurchase Agreements	(0.1)
Swap Market Values, see Schedule of Investments for Notional Values	(6.1)
Other	4.3
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Country / Region Summary**	% of Investments
United States	13.8%
Philippines	10.2
Russia	9.6
Venezuela	8.6
Brazil	5.6
Argentina	5.3
Colombia	4.6
Uruguay	4.3
Mexico	3.7
Ivory Coast	3.2
Vietnam	2.6
Peru	2.5
Indonesia	2.4
Dominican Republic	2.4
Ukraine	2.4
Turkey	1.8
Egypt	1.5
Kazakhstan	1.4
Congo	1.4
El Salvador	1.2
Iraq	1.2
Serbia	1.0
Aruba	1.0
Africa	0.8
Israel	0.8
Jamaica	0.8
Sri Lanka	0.8
Chile	0.5
Bosnia	0.5
Pakistan	0.5
Ecuador	0.5
Tunisia	0.5
Gabon	0.4
South Africa	0.4
India	0.4
Georgia	0.3
Costa Rica	0.3
South Korea	0.3
Malaysia	0.3
Nicaragua	0.2
Poland	0.1
Belize	0.1
Lebanon	(0.2)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts. The table

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

is based on duration-adjusted exposures, taking into account the market value of securities and the notional amounts of swaps and other derivative contracts. Duration is based on the Manager's models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures (both positive and negative) are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 84.6%
		Argentina — 6.8%
		Foreign Government Obligations — 5.2%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 3.00%, due 05/15/35	1,530,000
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29 (a) (b)	1,121,566
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03 (b)	865,320
USD	46,000,000	Republic of Argentina, Series F, due 10/15/04 (b)	5,060,000
EUR	284,000,000	Republic of Argentina Par Bond, Step Up, 1.20%, due 12/31/38	59,406,769
EUR	7,367,096	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	2,036,041
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 1.33%, due 12/31/38	2,940,000
USD	23,391,698	Republic of Argentina Discount Bond, 8.28%, due 12/31/33 (a)	5,824,128
USD	2,587,924	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (a) (b)	237,308
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 4.71%, due 03/31/23 (b)	1,117,156
EUR	214,800,000	Republic of Argentina GDP Linked, 1.99%, due 12/15/35 (d)	5,446,254
USD	71,474	Republic of Argentina GDP Linked, 2.28%, due 12/15/35 (d)	1,573
ARS	28,000,000	Republic of Argentina GDP Linked, 2.45%, due 12/15/35 (a) (d)	226,821
USD	24,819,166	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18 (a) (b)	2,892,432
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (b)	454,805
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08 (a) (b)	259,276
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38 (a)	693,438
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, 3 mo. LIBOR + .58%, 1.99%, due 04/06/49 (b)	3,452,900
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (b)	108,912
			93,674,699
		Judgements — 1.6%
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29 (a) (b) (c)	397,034
USD	43,132,075	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (a) (b) (c)	3,955,130

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Judgements — continued
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 3.40%, due 03/31/23 (b) (c)	14,400,000
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18 (a) (b) (c)	377,050
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a) (b) (c)	2,389,050
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (a) (b) (c)	623,790
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27 (a) (b) (c)	720,000
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/49 (a) (b) (c)	17,841
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (c)	6,750,000
			29,629,895
		Total Argentina	123,304,594
		Aruba — 1.3%
		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12 (a)	4,586,100
USD	17,500,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	16,205,350
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14 (a)	3,398,172
		Total Aruba	24,189,622
		Belize — 0.1%
		Foreign Government Obligations
USD	4,023,400	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	1,528,892
		Bosnia & Herzegovina — 0.4%
		Foreign Government Obligations
DEM	22,214,720	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 3.03%, due 12/11/17	6,767,702
		Brazil — 3.5%
		Corporate Debt — 0.4%
USD	7,000,000	Petrobras International Finance Co., 7.88%, due 03/15/19	7,026,250

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Foreign Government Obligations — 3.1%
USD	12,000,000	Brazilian Government International Bond, 5.88%, due 01/15/19	11,400,000
USD	329,548	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	329,548
USD	8,416,667	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	8,248,333
USD	12,500,000	Republic of Brazil, 8.00%, due 01/15/18	13,475,000
USD	22,000,000	Republic of Brazil, 8.25%, due 01/20/34	23,870,000
			57,322,881
		Total Brazil	64,349,131
		Colombia — 0.7%
		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,560,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,959,000
		Total Colombia	13,519,000
		Congo Republic (Brazzaville) — 1.4%
		Foreign Government Obligations
USD	109,865,600	Republic of Congo, 144A, 3.00%, due 06/30/29	25,818,416
USD	1,425,000	Republic of Congo, Reg S, 3.00%, due 06/30/29	334,875
		Total Congo Republic (Brazzaville)	26,153,291
		Costa Rica — 0.2%
		Foreign Government Obligations
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,285,050
		Dominican Republic — 2.4%
		Asset-Backed Securities — 0.4%
USD	15,250,310	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 01/15/24	7,320,149
		Foreign Government Obligations — 2.0%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	5,670,000
USD	196,439	Dominican Republic Bond, Series RG, 6 mo. LIBOR + .81%, 2.63%, due 08/31/09	194,965

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
USD	2,206,784	Dominican Republic Bond, 6 mo. LIBOR + .81%, 2.59%, due 08/30/09	2,151,614
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 3.38%, due 08/30/24	28,513,190
			36,529,769
		Total Dominican Republic	43,849,918
		Ecuador — 0.3%
		Foreign Government Obligations
USD	2,233,332	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 2.63%, due 02/27/15 (a)	504,956
USD	18,587,000	Republic of Ecuador, Step Up, 10.00%, due 08/15/30 (b)	5,576,100
		Total Ecuador	6,081,056
		Egypt — 0.1%
		Corporate Debt
USD	1,360,363	Petroleum Export, 144A, 5.27%, due 06/15/11	1,169,912
		El Salvador — 1.2%
		Foreign Government Obligations
USD	29,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	21,087,000
		Gabon — 0.3%
		Foreign Government Obligations
USD	9,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	5,850,000
		Grenada — 0.1%
		Foreign Government Obligations
USD	6,000,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,100,000
		Indonesia — 0.9%
		Foreign Government Agency
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	16,740,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Iraq — 0.4%
		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	7,040,000
		Israel — 0.7%
		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19 (a)	13,000,528
		Ivory Coast — 1.4%
		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Step Up, 4.00%, due 03/31/28 (b)	2,427,920
USD	69,850,000	Ivory Coast FLIRB, Step Up, 4.00%, due 03/31/18 (b)	9,779,000
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Step Up, 4.00%, due 03/31/18 (b)	5,644,892
FRF	256,889,500	Ivory Coast PDI, Series FRF, Step Up, 2.90%, due 03/30/18 (b)	6,950,765
		Total Ivory Coast	24,802,577
		Jamaica — 0.3%
		Foreign Government Agency — 0.2%
USD	6,500,000	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	4,615,000
		Foreign Government Obligations — 0.1%
USD	2,500,000	Government of Jamaica, 8.00%, due 03/15/39	1,375,000
		Total Jamaica	5,990,000
		Malaysia — 1.3%
		Asset Backed Securities
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	11,688,469
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	11,712,745
		Total Malaysia	23,401,214
		Mexico — 6.0%
		Foreign Government Agency — 3.6%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	10,732,385
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	33,468,603
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	21,836,995
			66,037,983

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Foreign Government Obligations — 2.4%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	37,571,991
USD	8,000,000	United Mexican States, 6.05%, due 01/11/40	6,600,000
			44,171,991
		Total Mexico	110,209,974
		Nicaragua — 0.2%
		Foreign Government Obligations
USD	4,926,395	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	4,359,860
		Pakistan — 0.4%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	8,000,000
		Peru — 1.6%
		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, 0.00%, due 06/02/25	3,113,000
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,000,000
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, due 12/31/15 (a)	3,976,901
USD	1,640,372	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	1,193,617
USD	1,539,783	Racers, Series 1998 I-P, due 03/10/16 (a)	1,323,992
		Total Peru	29,607,510
		Philippines — 7.0%
		Foreign Government Agency — 2.3%
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	5,936,250
USD	31,600,000	National Power Corp., 9.63%, due 05/15/28	27,492,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	8,160,000
			41,588,250
		Foreign Government Obligations — 4.7%
USD	59,501,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	58,519,234
USD	9,000,000	Philippine Government International Bond, 8.38%, due 06/17/19	9,551,250
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	7,348,013

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
EUR	8,000,000	Republic of Philippines, 9.13%, due 02/22/10	10,269,790
			85,688,287
		Total Philippines	127,276,537
		Poland — 0.6%
		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., EMTN, Reg S, 7.75%, due 05/05/09	10,106,470
		Russia — 8.8%
		Corporate Debt — 7.6%
EUR	38,000,000	Gaz Capital (Gazprom), EMTN, Reg S, 5.88%, due 06/01/15	31,855,390
EUR	21,000,000	Gaz Capital (Gazprom), Reg S, 5.44%, due 11/02/17	14,709,071
EUR	40,000,000	Gaz Capital (Gazprom), EMTN, 5.36%, due 10/31/14	33,722,152
USD	12,767,949	Gazprom International SA, Reg S, 7.20%, due 02/01/20	10,373,958
USD	21,977,973	Gazstream SA, Reg S, 5.63%, due 07/22/13	19,340,617
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	6,517,600
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	11,249,500
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	11,210,000
			138,978,288
		Foreign Government Agency — 1.2%
USD	36,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	20,907,200
USD	2,300,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	1,368,500
			22,275,700
		Total Russia	161,253,988
		Serbia — 0.6%
		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	10,326,558
		South Africa — 0.2%
		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	1,438,852

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Foreign Government Obligations — 0.1%
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	1,760,000
		Total South Africa	3,198,852
		South Korea — 0.2%
		Foreign Government Agency
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	3,618,120
		Sri Lanka — 0.7%
		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	12,920,000
		Tunisia — 0.2%
		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	2,831,125
		Turkey — 0.5%
		Foreign Government Obligations
USD	9,000,000	Republic of Turkey, 7.50%, due 07/14/17	8,482,500
		Ukraine — 4.4%
		Foreign Government Agency — 0.5%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	3,600,000
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, the EXIM of Ukraine, 7.75%, due 09/23/09	6,000,000
			9,600,000
		Foreign Government Obligations — 3.9%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	5,850,000
CHF	100,000,000	Ukraine Government, 3.50%, due 09/15/18	64,965,594
			70,815,594
		Total Ukraine	80,415,594

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		United States — 19.4%
		Asset-Backed Securities — 9.8%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.94%, due 05/15/24	1,000,000
USD	24,779,727	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.97%, due 04/16/12	23,064,227
USD	51,040,000	Capital One Auto Finance Trust, Series 06-C, Class A4, FGIC, 1 mo. LIBOR + .03%, 0.49%, due 05/15/13	33,763,981
USD	45,000,000	Chase Issuance Trust, Series 06-A5, Class A, 1 mo. LIBOR + .02%, 0.48%, due 11/15/13	41,702,373
USD	225,067	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.81%, due 10/25/34	108,032
USD	1,070,431	CHYPS CBO Ltd., Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10 (a)	1,070
USD	25,000,000	Citibank Credit Card Issuance Trust, Series 06-A8, Class A8, 3mo. LIBOR + .04%, 1.13%, due 12/17/18	18,631,850
USD	1,624,069	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.91%, due 10/25/30	324,814
USD	25,630,214	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.70%, due 12/15/35	5,894,949
USD	19,691,143	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.70%, due 12/15/35	4,332,051
USD	14,077,826	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.66%, due 05/15/36	3,237,900
USD	5,930,611	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.82%, due 11/25/35	2,633,562
USD	21,505,829	Greenpoint Morgage Funding Trust, Series 07-HE1, Class A1, XL, 1 mo. LIBOR + .15%, 0.60%, due 12/13/32	2,150,583
USD	5,592,963	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.66%, due 11/25/35	4,754,018
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.70%, due 05/25/37	1,794,500
USD	10,000,000	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.63%, due 08/25/36	5,572,000
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.63%, due 10/25/36	3,445,000
USD	506,634	Master Asset-Backed Securities Trust, Series 06-FRE1, Class A2, 1 mo. LIBOR + .12%, 0.59%, due 12/25/35	493,969

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	13,000,000	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.64%, due 03/25/36	4,550,000
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.98%, due 12/20/09	6,885,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 11/25/36	5,250,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.69%, due 11/25/36	3,804,560
USD	12,868,000	Option One Mortgage Loan Turst, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.69%, due 02/25/37	3,281,340
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.83%, due 04/25/37	2,000,000
			178,675,779
		U.S. Government — 9.6%
USD	25,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29	29,339,844
USD	73,822,980	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (d) (e)	72,830,947
USD	50,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	29,548,150
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23	16,371,810
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23	26,741,500
			174,832,251
		Total United States	353,508,030
		Uruguay — 4.5%
		Foreign Government Obligations
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	2,155,175
USD	51,851,571	Republic of Uruguay, 7.63%, due 03/21/36	42,777,546
USD	14,533,294	Republic of Uruguay, PIK, 7.88%, due 01/15/33	12,353,300
JPY	1,318,400,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11 (a)	12,928,800
USD	400,000	Republica Oriental de Uruguay, 7.25%, due 05/04/14 (a)	332,888
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	11,599,913
		Total Uruguay	82,147,622

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Venezuela — 4.5%
		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos de Venezuela, 5.38%, due 04/12/27	5,120,000
		Foreign Government Obligations — 4.2%
EUR	7,400,000	Republic of Venezuela, 11.13%, due 07/25/11	8,255,589
EUR	10,000,000	Republic of Venezuela, 7.00%, due 03/16/15	5,831,650
USD	23,000,000	Republic of Venezuela, 7.00%, due 03/31/38	9,372,500
USD	69,500,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	34,402,500
USD	22,000,000	Republic of Venezuela, Reg S, 9.25%, due 05/07/28	10,835,000
USD	262,360	Republic of Venezuela Restructured Debt, 0.00%, due 04/15/20	4,436,508
USD	8,000,000	Venezuela Government International Bond, 7.65%, due 04/21/25	3,520,000
USD	3,000,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	1,275,000
			77,928,747
		Total Venezuela	83,048,747
		Vietnam — 1.0%
		Foreign Government Obligations
USD	3,913,044	Socialist Republic of Vietnam, Series 18 Yr., 6 mo. LIBOR + .81%, 2.81%, due 03/12/16	2,915,217
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	12,640,000
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 2.81%, due 03/13/28	2,960,000
		Total Vietnam	18,515,217
		TOTAL DEBT OBLIGATIONS (COST $2,320,205,477)	1,545,036,191
		LOAN ASSIGNMENTS — 1.7%
		Indonesia — 1.0%
EUR	3,262,131	Repbulic of Indonesia, Indonesia Paris Club Debt (f)	3,065,489
JPY	125,820,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 4.50%, due 03/28/13	966,904
USD	2,738,082	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 4.50%, due 03/29/13	2,053,561

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Indonesia — continued
USD	3,720,125	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	2,046,069
USD	3,720,125	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	2,046,069
USD	5,012,800	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	2,728,961
USD	2,644,865	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	2,115,892
USD	2,731,802	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	2,185,442
		Total Indonesia	17,208,387
		Russia — 0.3%
USD	3,955,201	Russia Foreign Trade Obligations (a) (f)	4,924,430
GBP	14,162	Russia Foreign Trade Obligations (a) (f)	33,102
USD	80,572	Russia Foreign Trade Obligations (a) (f)	96,937
USD	265,723	Russia Foreign Trade Obligations (a) (f)	324,921
DEM	45,916	Russia Foreign Trade Obligations (a) (f)	29,691
FIM	1,740,000	Russia Foreign Trade Obligations (a) (f)	390,956
		Total Russia	5,800,037
		Vietnam — 0.4%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 4.63%, due 06/26/16 (a)	7,994,906
		TOTAL LOAN ASSIGNMENTS (COST $40,392,301)	31,003,330
		LOAN PARTICIPATIONS — 6.0%
		Egypt — 0.2%
CHF	5,133,825	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24 (f)	3,517,881

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		Indonesia — 1.9%
USD	457,862	Republic of Indonesia Loan Agreement (Participation with CitiBank), 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	251,824
USD	457,862	Republic of Indonesia Loan Agreement (Participation with CitiBank), 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	251,824
USD	610,677	Republic of Indonesia Loan Agreement (Participation with CitiBank), 3 mo. LIBOR + .88%, 3.00%, due 12/14/19	335,873
USD	20,037,697	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 4.50%, due 02/12/13	16,030,158
USD	14,732,165	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 4.50%, due 09/29/19	11,785,732
JPY	743,849,772	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.76%, due 03/29/13	5,716,351
		Total Indonesia	34,371,762
		Iraq — 1.5%
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), due 01/01/28	850,524
JPY	4,926,803,587	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	23,635,734
JPY	643,772,123	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	3,026,412
		Total Iraq	27,512,670
		Poland — 0.2%
JPY	349,999,985	Poland Paris Club Loan Debt (Participation with Deutsche Bank), due 03/31/09	3,609,201
		Russia — 1.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (a) (f)	20,628,108
		Vietnam — 1.1%
JPY	2,754,949,499	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.50%, due 09/01/17	19,759,872
		TOTAL LOAN PARTICIPATIONS (COST $112,247,501)	109,399,494

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value / Principal Amount		Description	Value ($)
		PROMISSORY NOTES — 0.2%
		Dominican Republic — 0.1%
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 09/15/09	969,220
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	433,142
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	580,247
		Total Dominican Republic	1,982,609
		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/09/10 (b) (c) (g)	331,250
		Nigeria — 0.1%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 01/05/10	2,090,625
		TOTAL PROMISSORY NOTES (COST $21,849,094)	4,404,484
		OPTIONS PURCHASED — 0.2%
		Options on Interest Rates — 0.1%
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	924,084
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	106
		Total Options on Interest Rates	924,190
		Options on Interest Rate Swaps — 0.1%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,674,753
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	132,577
KRW	90,000,000,000	KRW Swaption Put, Expires 04/27/09, Strike 5.42%	1,232
KRW	72,000,000,000	KRW Swaption Put, Expires 04/08/09, Strike 6.20%	—
		Total Options on Interest Rate Swaps	2,808,562
		TOTAL OPTIONS PURCHASED (COST $7,973,214)	3,732,752

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 5.3%
	United States — 5.3%
	Affiliated Issuers
3,976,082	GMO Short-Duration Collateral Fund	67,991,002
21,409	GMO Special Purpose Holding Fund (a) (h)	15,629
1,515,449	GMO World Opportunity Overlay Fund	27,808,483
	Total United States	95,815,114
	TOTAL MUTUAL FUNDS (COST $124,904,720)	95,815,114
	RIGHTS AND WARRANTS — 0.3%
	Nigeria — 0.1%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 *	2,500,000
	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (a)	—
	Venezuela — 0.2%
164,215	Republic of Venezuela Bond Warrants, Expires 04/15/20 *	2,776,876
	TOTAL RIGHTS AND WARRANTS (COST $0)	5,276,876
	SHORT-TERM INVESTMENTS — 1.9%
	Money Market Funds — 1.9%
10,666,373	State Street Institutional Liquid Reserves Fund-Institutional Class	10,666,373
24,072,589	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,072,589
	TOTAL SHORT-TERM INVESTMENTS (COST $34,738,962)	34,738,962
	TOTAL INVESTMENTS — 100.2% (Cost $2,662,311,269)	1,829,407,203
	Other Assets and Liabilities (net) — (0.2%)	(2,955,747)
	TOTAL NET ASSETS — 100.0%	$1,826,451,456

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/10/09	EUR	5,900,000	$7,479,379	$(72,621)
Sales
4/28/09	CHF	80,000,000	$68,465,959	$(206,574)
3/10/09	EUR	264,700,000	335,557,905	27,486,575
4/14/09	GBP	20,000,000	28,628,812	691,188
3/17/09	JPY	6,000,000,000	61,493,669	4,311,679
			$494,146,345	$32,282,868

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5,800	Federal Funds 30 day	March 2009	$2,411,180,379	$(29,089)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	1,968,931	JP Morgan Chase Bank, 0.50%, dated 02/26/09, to be repurchased on demand at face value plus accrued interest.	$(1,968,931)

Average balance outstanding	$(185,976,854)
Average interest rate	3.02%
Maximum balance outstanding	$(563,557,754)
Average shares outstanding	287,129,071
Average balance per share outstanding	$(0.65)
Days outstanding	365

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
5,000,000	USD	3/20/2009	JP Morgan	Receive	2.85%	1.21%	Republic of	5,000,000	USD	$67,299
			Chase Bank				Peru
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	3.71%	Republic of Philippines	10,000,000	USD	83,446
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	14.06%	Gazprom Loan Facility	10,000,000	USD	7,566
100,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.29%	2.01%	United Mexican States	N/A		142,545
10,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.43%	0.96%	Republic of Brazil	N/A		(7,890)
6,789,768	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	35.20%	Deutsche Bank Loan to Ukrnafta	6,789,768	USD	(546,411)
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	39.30%	Government of Ukraine	7,000,000	USD	(918,703)
100,000,000	CHF	9/20/2009	Morgan Stanley	(Pay)	0.78%	67.62%	Government of Ukraine	N/A		25,421,349
10,000,000	USD	9/20/2009	JP Morgan Chase Bank	(Pay)	0.97%	14.49%	Gazprom OAO	N/A		682,520
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	11.92%	Russia Post Office	849,572,575	RUB	(1,328,153)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	3.07%	United Mexican States	N/A		134,531
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	3.07%	United Mexican States	N/A		132,534
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	18.64%	Videocon Loan Facility	25,000,000	USD	(2,954,585)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
7,000,000	USD	2/5/2010	Deutsche	Receive	4.85%	40.33%	Government	7,000,000	USD	$(1,779,719)
			Bank AG				of Ukraine
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	5.05%	Arab Republic of Egypt	3,000,000	USD	48,187
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A		3,722,292
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	43.71%	Republic of Argentina	N/A		4,383,099
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	2.67%	Republic of Brazil	N/A		1,919,480
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	43.71%	Republic of Argentina	N/A		4,365,621
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	43.50%	Republic of Argentina	N/A		3,827,826
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	43.50%	Republic of Argentina	N/A		2,294,754
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	5.04%	Republic of Turkey	N/A		7,632,142
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	38.66%	Government of Ukraine	5,000,000	USD	(1,605,209)
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	38.58%	Government of Ukraine	7,000,000	USD	(2,266,459)
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	6.47%	49.36%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,934,553)
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	4.38%	Republic of Philippines	N/A		1,879,652
50,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	13.55%	Gazprom OAO	N/A		8,275,658
20,000,000	USD	10/18/2010	JP Morgan Chase Bank	Receive	2.00%	16.67%	VTB Leasing	20,000,000	USD	(3,898,329)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	4.25%	Petroleos	N/A		$259,551
							Mexicanos
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	38.38%	Government of Ukraine	5,000,000	USD	(1,714,053)
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	43.51%	Republic of Argentina	N/A		4,511,584
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	43.51%	Republic of Argentina	N/A		2,265,114
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	38.64%	Government of Ukraine	5,000,000	USD	(1,936,367)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	38.71%	Government of Ukraine	7,000,000	USD	(2,729,425)
5,000,000	USD	2/20/2011	Morgan Stanley	(Pay)	2.80%	43.93%	Republic of Argentina	N/A		2,473,739
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	6.57%	48.50%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(2,040,847)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	8.14%	Republic of Iraq	N/A		530,710
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	7.79%	Republic of Iraq	N/A		456,763
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	38.44%	Government of Ukraine	5,000,000	USD	(1,991,508)
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	17.85%	Republic of Georgia	6,000,000	USD	(1,474,644)
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	26.34%	Islamic Republic of Pakistan	N/A		3,493,182
34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		5,249,175

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
11,000,000	USD	6/20/2011	JP Morgan	(Pay)	1.35%	N/A	Reference	N/A		$1,698,262
			Chase Bank				security
							within CDX
							Index
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	38.03%	Government of Ukraine	9,000,000	USD	(3,771,616)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	38.00%	Government of Ukraine	5,000,000	USD	(2,132,446)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	37.96%	Government of Ukraine	7,000,000	USD	(2,978,400)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	2.58%	United Mexican States	620,000,000	MXN	(1,889,410)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	4.13%	United Mexican States	N/A		1,637,595
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	6.67%	49.32%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(2,096,561)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	40.38%	Republic of Argentina	N/A		3,617,753
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	37.80%	Government of Ukraine	5,000,000	USD	(2,157,977)
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	64.02%	Naftofaz Ukraine	19,000,000	USD	(12,164,071)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	40.02%	Republic of Argentina	N/A		4,261,807
7,916,740	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	5.67%	Stemcor UK Ltd.	7,916,740	USD	(132,651)
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	N/A	Reference security within CDX Index	N/A		11,556,639
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	4.53%	Petroleos Mexicanos	N/A		486,570

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
19,000,000	EUR	1/20/2012	Duetsche	(Pay)	0.42%	15.36%	Republic of	N/A		$7,408,442
			Bank AG				Kazakhstan
8,600,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	11.57%	Republic of Kazakhstan	8,600,000,000	KZT	(12,587,553)
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	3.48%	Republic of Brazil	N/A		1,739,891
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	6.75%	52.14%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(2,122,820)
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	49.63%	Naftofaz Ukraine	19,000,000	USD	(12,374,673)
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	N/A	Reference security within CDX Index	N/A		9,958,681
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	2.46%	Republic of Chile	5,000,000	USD	105,965
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	11.05%	Republic of Jamaica	5,000,000	USD	(995,744)
3,000,000	USD	8/25/2012	Deutsche Bank AG	Receive	6.82%	51.57%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(2,134,188)
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	37.42%	Republic of Argentina	N/A		833,507
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	11.13%	Gazprom OAO	N/A		2,540,083
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	3.37%	Republic of Peru	85,000,000	PEN	(1,834,585)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	4.13%	Republic of Peru	N/A		1,315,417
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	2.50%	Republic of Chile	10,000,000	USD	269,138
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	25.59%	Petroleos de Venezuela	N/A		1,511,715

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
15,000,000	USD	10/20/2012	JP Morgan	Receive	0.80%	3.64%	Republic of	15,000,000	USD	$(1,360,611)
			Chase Bank				Brazil
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	25.59%	Petroleos de Venezuela	N/A		1,531,873
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	3.64%	Republic of Brazil	20,000,000	USD	(1,814,148)
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	10.99%	Republic of Jamaica	5,000,000	USD	(518,228)
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	1.19%	Reference security within CDX Index	N/A		(115,960)
204,179,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.58%	Reference security within CDX Index	204,179,760	USD	1,237,837
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	N/A	Reference security within CDX Index	N/A		9,962,153
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	4.37%	United Mexican States	N/A		1,841,664
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	35.87%	Republic of Argentina	N/A		11,439,596
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	9.82%	Russia AG Bank	14,000,000	USD	(2,629,450)
229,162,350	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	23.47%	VTB Leasing	229,162,350	RUB	(888,971)
11,441,275	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	18.12%	VTB Leasing	11,441,275	EUR	(4,190,755)
8,433,786	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	18.12%	VTB Leasing	8,433,786	EUR	(3,089,160)
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	4.24%	Republic of Peru	N/A		5,882,542

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
277,250,000	PEN	8/20/2013	JP Morgan	Receive	0.96%	3.60%	Republic of	277,250,000	PEN $	(8,171,791)
			Chase Bank				Peru
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	3.86%	Republic of Brazil	80,000,000	USD	1,767,630
13,050,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	4.05%	Republic of Brazil	N/A		1,536,942
7,830,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	4.05%	Republic of Brazil	N/A		(1,615,556)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	3.86%	Republic of Brazil	130,000,000	USD	(1,408,172)
45,000,000	USD	10/20/2013	Goldman Sachs	(Pay)	12.35%	35.20%	Republic of Argentina	N/A		16,466,430
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	4.92%	Republic of Turkey	10,000,000	USD	(378,440)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	2.50%	Hellenic Republic of Greece	N/A		(222,152)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	1.86%	Republic of Italy	N/A		94,650
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	2.45%	Republic of Austria	N/A		1,610,939
28,000,000	USD	3/20/2014	Deutsche Bank	(Pay)	1.70%	1.86%	Republic of Italy	N/A		165,050
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	1.46%	United Kingdom Government	N/A		(14,376)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	1.86%	Republic of Italy	N/A		(19,063)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	2.50%	Hellenic Republic of Greece	N/A		148,022
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	1.46%	United Kingdom Government	N/A		289,993

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
10,000,000	USD	5/14/2014	Deutsche	Receive	6.64%	4.90%	Republic of	10,000,000	USD	$931,096
			Bank AG				Turkey
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	4.90%	Republic of Turkey	5,000,000	USD	411,961
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	4.90%	Republic of Turkey	10,000,000	USD	694,625
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	5.33%	Lebanese Republic	N/A		88,302
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	24.06%	Bolivarian Republic of Venezuela	765,000,000	USD	(362,877,613)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	23.92%	Venezuela Eurobond	N/A		344,779,676
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	23.89%	Bolivarian Republic of Venezuela	N/A		174,931,402
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	24.03%	Bolivarian Republic of Venezuela	412,500,000	USD	(190,479,594)
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	3.26%	Republic of Colombia	56,950,000,000	COP	(1,355,491)
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	4.78%	Republic of Colombia	N/A		2,080,700
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	3.27%	Republic of Colombia	56,700,000,000	COP	(1,854,595)
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	3.28%	Republic of Colombia	114,800,000,000	COP	(3,885,937)
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	4.79%	Republic of Colombia	N/A		3,715,640
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	24.88%	Republic of Angola	22,000,000	EUR	(9,317,628)
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	4.55%	United Mexican States	N/A		4,108,927

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
22,000,000	USD	8/20/2016	JP Morgan	Receive	1.99%	4.05%	Republic of	22,000,000	USD	$(2,598,849)
			Chase Bank				Brazil
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	4.79%	Republic of Colombia	N/A		2,922,534
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	3.28%	Republic of Colombia	97,680,000,000	COP	(3,254,935)
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	2.85%	United Mexican States	620,000,000	MXN	(4,462,119)
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	23.38%	Bolivarian Republic of Venezuela	87,500,000	USD	(47,482,778)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	3.86%	Republic of Peru	32,000,000	PEN	(1,658,401)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	4.53%	Republic of Peru	N/A		485,122
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	4.82%	Republic of Turkey	35,000,000	USD	(5,274,836)
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	10.15%	Republic of Jamaica	4,500,000	USD	(1,383,661)
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	4.81%	Republic of Colombia	8,000,000	USD	(1,253,961)
17,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.74%	4.48%	Republic of Philippines	17,000,000	USD	(2,786,872)
30,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	4.48%	Republic of Philippines	30,000,000	USD	(4,870,789)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	10.96%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(8,573,117)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	23.09%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,875,078)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	23.09%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,869,242)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)◆	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
25,000,000	USD	1/20/2018	Deutsche	Receive	1.50%	4.11%	Republic of	25,000,000	USD	$(4,152,643)
			Bank AG				Brazil
45,000,000	USD	10/20/2018	Goldman Sachs	Receive	12.20%	32.90%	Republic of Argentina	45,000,000	USD	(18,437,975)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	1.46%	United Kingdom Government	10,000,000	USD	(780,608)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	2.40%	Hellenic Republic of Greece	10,000,000	USD	179,157
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	1.46%	United Kingdom Government	10,000,000	USD	(73,112)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.81%	Republic of Italy	10,000,000	USD	(68,102)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.81%	Republic of Italy	10,000,000	USD	(133,396)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	2.35%	Republic of Austria	30,000,000	USD	(1,946,302)
20,000,000	USD	3/20/2019	Deutsche Bank	Receive	1.66%	1.81%	Republic of Italy	20,000,000	USD	(205,724)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	2.40%	Hellenic Republic of Greece	30,000,000	USD	(303,408)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	1.46%	United Kingdom Government	30,000,000	USD	(474,326)
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	4.78%	United Mexican States	N/A		8,208,504
										$(67,912,724)
								Premiums to (Pay) Receive		$(341,102)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

◆  Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	(Pay)	5.11%	6 month LIBOR	$(587,080)
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	Receive	5.62%	6 month LIBOR	2,484,145
2,644,898	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(298,353)
75,000,000	USD	12/17/2018	Bank of America	Receive	2.75%	3 month LIBOR	(3,766,973)
244,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(16,376,845)
244,800,000	PEN	4/21/2009	JP Morgan Chase Bank	(Pay)	0.81%	6 month LIBOR	16,973,675
80,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	3,649,012
90,000,000,000	KRW	5/29/2010	Bank of America	(Pay)	4.79%	3 month KRW LIBOR	(1,463,390)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	548,396
							$1,162,587
						Premiums to (Pay) Receive	$(718,303)

#  Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
100,000,000	USD	4/10/2009	JP Morgan	3 month	EMBI + Total Return	$(12,729,201)
			Chase Bank	LIBOR - 0.20%
45,335,905	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	11,855,285
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(15,689,191)
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	6,370,002
45,797,706	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(27,759,793)
300,000,000	RUB	3/26/2017	Morgan Stanley	6 month LIBOR + 0.25%	Return on Sukhoi	(4,746,463)
						$(42,699,361)
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

CDI - Certificado de Deposito Interbabcario

CER - Coeficiente de Estabilizacion de Referencia

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

KRW LIBOR - London Interbank Offered Rate denominated in South Korean Won

LIBOR - London Interbank Offered Rate

PDI - Past Due Interest

PIK - Payment In Kind

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable, step up and step down rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security, including varying reset dates.

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Security is in default.

(c)  In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") relating to Argentina's failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund's valuation policy, represented 1.63% of the net assets of the Fund as of February 28, 2009. Judgments were awarded in the Fund's favor on September 24, 2007; however, the Fund's ability to collect on those judgments remains uncertain. Costs associated with this action are being borne by the Fund. (Note 2).

(d)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  All or a portion of this security has been segregated to cover collateral requirements on open swap contracts (Note 2).

(f)  Non-performing. Borrower not currently paying interest.

(g)  Past due maturity payment.

(h)  Underlying investment represents interests in defaulted securities.

Currency Abbreviations:

ARS - Argentine Peso BRL - Brazilian Dollar CHF - Swiss Franc COP - Colombian Peso DEM - Deutsche Mark EUR - Euro FIM - Finnish Markka FRF - French Franc GBP - British Pound JPY - Japanese Yen	KRW - South Korean Won KZT - Kazakhstan Tenge MXN - Mexican Peso MYR - Malaysian Ringgit PEN - Peruvian Sol RUB - Russian Ruble TWD - Taiwan Dollar USD - United States Dollar ZAR - South African Rand

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $2,537,406,549) (Note 2)	$1,733,592,089
Investments in affiliated issuers, at value (cost $124,904,720) (Notes 2 and 8)	95,815,114
Foreign currency, at value (cost $1,781,412) (Note 2)	1,451,677
Receivable for investments sold	205,649
Dividends and interest receivable	31,332,760
Unrealized appreciation on open forward currency contracts (Note 2)	32,489,442
Receivable for collateral on open futures contracts (Note 2)	4,836,500
Receivable for open swap contracts (Note 2)	772,595,266
Receivable for closed swap contracts (Note 2)	6,720,000
Receivable for collateral on open swap contracts (Note 2)	82,267,000
Total assets	2,761,305,497
Liabilities:
Payable for investments purchased	30,253,086
Payable for Fund shares repurchased	102,041
Payable to affiliate for (Note 3):
Management fee	490,265
Shareholder service fee	154,988
Trustees and Chief Compliance Officer of GMO Trust fees	6,049
Payable for variation margin on open futures contracts (Note 2)	246
Unrealized depreciation on open forward currency contracts (Note 2)	279,195
Interest payable for open swap contracts	1,280,731
Payable for open swap contracts (Note 2)	882,044,764
Payable for reverse repurchase agreements (Note 2)	1,968,931
Miscellaneous payable	17,475,582
Accrued expenses	798,163
Total liabilities	934,854,041
Net assets	$1,826,451,456

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009 — (Continued)

Net assets consist of:
Paid-in capital	$2,868,866,689
Distributions in excess of net investment income	(24,595,647)
Accumulated net realized loss	(105,486,716)
Net unrealized depreciation	(912,332,870)
$1,826,451,456
Net assets attributable to:
Class III shares	$535,193,509
Class IV shares	$1,291,257,947
Shares outstanding:
Class III	91,489,778
Class IV	220,877,215
Net asset value per share:
Class III	$5.85
Class IV	$5.85

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Interest	$167,001,550
Dividends from affiliated issuers (Note 8)	4,463,272
Dividends	945,207
Total investment income	172,410,029
Expenses:
Management fee (Note 3)	8,355,373
Interest expense (Note 2)	5,623,994
Shareholder service fee – Class III (Note 3)	847,858
Shareholder service fee – Class IV (Note 3)	1,822,011
Custodian, fund accounting agent and transfer agent fees	1,564,287
Audit and tax fees	146,887
Legal fees	212,267
Trustees fees and related expenses (Note 3)	85,029
Registration fees	14,080
Miscellaneous	29,515
Total expenses	18,701,301
Expense reductions (Note 2)	(279)
Net expenses	18,701,022
Net investment income (loss)	153,709,007
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(40,945,772)
Investments in affiliated issuers	(9,923,602)
Realized gains distributions from affiliated issuers (Note 8)	48,484
Closed futures contracts	(197,363)
Closed swap contracts	14,220,658
Written options	(13,738,332)
Foreign currency, forward contracts and foreign currency related transactions	24,369,632
Net realized gain (loss)	(26,166,295)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(947,911,326)
Investments in affiliated issuers	(21,979,883)
Open futures contracts	(29,089)
Open swap contracts	(125,741,201)
Written options	21,372,283
Foreign currency, forward contracts and foreign currency related transactions	47,425,544
Net unrealized gain (loss)	(1,026,863,672)
Net realized and unrealized gain (loss)	(1,053,029,967)
Net increase (decrease) in net assets resulting from operations	$(899,320,960)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$153,709,007	$189,122,789
Net realized gain (loss)	(26,166,295)	109,322,686
Change in net unrealized appreciation (depreciation)	(1,026,863,672)	(151,247,533)
Net increase (decrease) in net assets from operations	(899,320,960)	147,197,942
Distributions to shareholders from:
Net investment income
Class III	(44,778,489)	(60,758,567)
Class IV	(170,454,066)	(147,592,816)
Total distributions from net investment income	(215,232,555)	(208,351,383)
Net realized gains
Class III	(14,329,630)	(37,184,110)
Class IV	(44,349,438)	(85,627,144)
Total distributions from net realized gains	(58,679,068)	(122,811,254)
	(273,911,623)	(331,162,637)
Net share transactions (Note 7):
Class III	74,710,846	(87,026,767)
Class IV	75,473,817	246,523,243
Increase (decrease) in net assets resulting from net share transactions	150,184,663	159,496,476
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	95,851	614,140
Class IV	301,304	127,854
Increase in net assets resulting from purchase premiums and redemption fees	397,155	741,994
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	150,581,818	160,238,470
Total increase (decrease) in net assets	(1,022,650,765)	(23,726,225)
Net assets:
Beginning of period	2,849,102,221	2,872,828,446
End of period (including distributions in excess of net investment income of $24,595,647 and $38,763,889, respectively)	$1,826,451,456	$2,849,102,221

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$10.06		$10.73		$11.30	$11.09	$10.51
Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.68		0.86	0.88	0.89
Net realized and unrealized gain (loss)	(3.77)		(0.13)		0.30	1.14	1.16
Total from investment operations	(3.23)		0.55		1.16	2.02	2.05
Less distributions to shareholders:
From net investment income	(0.77)		(0.76)		(0.94)	(1.26)	(1.18)
From net realized gains	(0.21)		(0.46)		(0.79)	(0.55)	(0.29)
Total distributions	(0.98)		(1.22)		(1.73)	(1.81)	(1.47)
Net asset value, end of period	$5.85		$10.06		$10.73	$11.30	$11.09
Total Return(a)	(32.75)%		5.07%		10.98%	19.50%	20.58%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$535,194		$734,921		$876,598	$1,020,976	$1,088,609
Net operating expenses to average daily net assets(b)	0.59	%(c)	0.57	%(c)	0.57%	0.57%	0.57%
Interest expense to average daily net assets(d)	0.23%		0.74%		0.48%	0.22%	0.08%
Total net expenses to average daily net assets	0.82	%(c)	1.31	%(c)	1.05%	0.79%	0.65%
Net investment income to average daily net assets	6.36%		6.36%		7.91%	7.75%	8.22%
Portfolio turnover rate	38%		53%		83%	144%	121%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01		$0.01	$0.01	$0.01

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(c)  The net expense ratio does not include the effect of expense reductions.

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$10.06		$10.73		$11.30	$11.09	$10.51
Income (loss) from investment operations:
Net investment income (loss)†	0.53		0.69		0.87	0.88	0.90
Net realized and unrealized gain (loss)	(3.76)		(0.13)		0.29	1.15	1.16
Total from investment operations	(3.23)		0.56		1.16	2.03	2.06
Less distributions to shareholders:
From net investment income	(0.77)		(0.77)		(0.94)	(1.27)	(1.19)
From net realized gains	(0.21)		(0.46)		(0.79)	(0.55)	(0.29)
Total distributions	(0.98)		(1.23)		(1.73)	(1.82)	(1.48)
Net asset value, end of period	$5.85		$10.06		$10.73	$11.30	$11.09
Total Return(a)	(32.66)%		5.13%		11.06%	19.57%	20.64%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,291,258		$2,114,181		$1,996,230	$1,799,792	$1,550,402
Net operating expenses to average daily net assets(b)	0.54	%(c)	0.53	%(c)	0.52%	0.52%	0.52%
Interest expense to average daily net assets(d)	0.23%		0.74%		0.48%	0.22%	0.08%
Total net expenses to average daily net assets	0.77	%(c)	1.27	%(c)	1.00%	0.74%	0.60%
Net investment income to average daily net assets	6.46%		6.45%		7.97%	7.75%	8.29%
Portfolio turnover rate	38%		53%		83%	144%	121%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.00	(e)	$0.01	$0.00 (e)	$0.01

(a)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder and assumes the effect of reinvested distributions.

(b)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(c)  The net expense ratio does not include the effect of expense reductions.

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of its benchmark, the JPMorgan Emerging Markets Bond Index Global (EMBIG). The Fund invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Such investments may be either direct or indirect. Direct investments involve the purchase of a debt instrument. Indirect investments typically involve the pairing of a derivative instrument with a high-quality cash investment to create an economic exposure similar to that of a direct investment. The Fund typically uses credit default swaps in this instance to gain the desired risk exposure, although the Fund may also purchase credit default swaps as a form of insurance against adverse credit events. Further, the related cash investment may include domestic or foreign fixed income securities, including asset-backed securities issued by governments and private issuers, directly or indirectly through the purchase of shares of the GMO Short Duration Collateral Fund. The Fund may invest a substantial portion of its assets in below investment grade securities (also known as "junk bonds"). The Fund's investment program is subject to many risks, including market risk, foreign investment risk, credit and counterparty risk, derivatives risk, leveraging risk, liquidity risk, and high yield risk.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. For information about the pricing of some specific positions (e.g. swaps) see relevant descriptions below.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 32.38% of the net

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $48,484 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using a specified spread above the country specific LIBOR rate. The Fund certain valued debt securities using bids received from primary pricing sources. The Fund valued certain debt securities using bids received from primary pricing sources adjusted by a specified discount for liquidity considerations. The Fund valued certain debt securities using comparable securities issued by the same country adjusted by a specified spread. The Fund also valued certain credit default swaps using industry standard models (or non-conventional models to the extent industry standard models are not appropriate) and inputs from pricing vendors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$29,339,844	$—
Level 2 - Other Significant Observable Inputs	279,763,606	53,660,525
Level 3 - Significant Unobservable Inputs	1,520,303,753	751,424,183
Total	$1,829,407,203	$805,084,708

*  Other financial instruments include forward currency contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(29,089)
Level 2 - Other Significant Observable Inputs	—	(68,007,293)
Level 3 - Significant Unobservable Inputs	—	(814,316,666)
Total	$—	$(882,353,048)

**  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$139,080,487	$(5,866,346)
Accrued discounts/premiums	26,672,999	—
Realized gain (loss)	(30,597,141)	(1,670,319)
Realized gain distributions received	37,043	—
Realized gain distributions paid	(48,484)	—
Change in unrealized appreciation/depreciation	(840,521,996)	(55,006,594)
Net purchases (sales)	26,744,986	1,670,319
Net transfers in and/or out of Level 3	2,198,935,859	(2,019,543)
Balance as of February 28, 2009	$1,520,303,753	$(62,892,483)

***  Other financial instruments include swap agreements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases (calls) or decreases (puts) during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts outstanding at the end of the period.

For the year ended February 28, 2009, the Fund's investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of year	$—	$—	$(115,000,000)	$(2,060,625)
Options written	—	—	—	—
Options exercised	—	—	70,000,000	1,470,000
Options expired	—	—	45,000,000	590,625
Options sold	—	—	—	—
Outstanding, end of year	$—	$—	$—	$—

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund's Schedule of Investments.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure (or increases negative exposure) in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default or other credit events. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $1,968,931, collateralized by securities with a market value, plus accrued interest, of $2,000,000. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, differing treatment for defaulted bonds, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions and amortization and accretion on debt securities.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$75,691,790	$(75,691,790)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$216,864,234	$209,641,890
Net long-term capital gain	57,047,389	121,520,747
Total distributions	$273,911,623	$331,162,637

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$34,073,989

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(105,395,789)
Total	$(105,395,789)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,682,467,959	$45,779,590	$(898,840,346)	$(853,060,756)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

As of August 31, 2008, the premium on cash purchases of Fund shares was 0.50% of the amount invested and the fee on cash redemptions was 0.25% of the amount redeemed. Effective October 8, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the premium on cash purchases of Fund shares was 0.50% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class's net assets on the share transaction date. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

The Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described above.

Investment risks

Investments in emerging country debt present risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may expropriate or impose various types of foreign currency regulations or controls that impede the Fund's

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

ability to repatriate amounts it receives. The Fund may acquire interests in securities of some countries based on the Manager's expectations that conditions in those countries will improve. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are typically less liquid than those of developed markets.

The Fund has exposure to many countries that subject it to a significant risk of default. Its largest exposures are in Philippines, Russia, Venezuela and Brazil. The Fund's financial position would be adversely affected in the event of a default by any of these countries on obligations held by the Fund, or on obligations issued by them generally. The Fund also makes extensive use of derivatives, which rely on the creditworthiness of the counterparty.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") relating to Argentina's failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund's valuation policy, represented 1.63% of the net assets of the Fund as of February 28, 2009. Judgments were awarded in the Fund's favor on September 24, 2007; however, the Fund's ability to collect on those judgments remains uncertain. Costs associated with this action are being borne by the Fund.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.000%	< 0.001%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and Chief Compliance Officer ("CCO") during the year ended February 28, 2009 was $79,808 and $17,036, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$482,911,232	$311,034,462
Investments (non-U.S. Government securities)	452,486,780	1,168,829,407

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 58.31% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.25% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 12.19% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	29,283,609	$176,799,786	11,479,041	$123,985,827
Shares issued to shareholders in reinvestment of distributions	8,768,892	57,123,655	9,161,344	94,844,498
Shares repurchased	(19,580,527)	(159,212,595)	(29,333,184)	(305,857,092)
Purchase premiums	—	3,273	—	178,678
Redemption fees	—	92,578	—	435,462
Net increase (decrease)	18,471,974	$74,806,697	(8,692,799)	$(86,412,627)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	8,624,354	$56,358,374	7,884,742	$82,812,310
Shares issued to shareholders in reinvestment of distributions	32,907,567	209,783,649	22,455,867	232,182,559
Shares repurchased	(30,713,578)	(190,668,206)	(6,365,177)	(68,471,626)
Purchase premiums	—	7,071	—	39,052
Redemption fees	—	294,233	—	88,802
Net increase (decrease)	10,818,343	$75,775,121	23,975,432	$246,651,097

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$140,673,840	$62,669,168	$106,000,000	$4,463,272	◆	$—	$67,991,002
GMO Special Purpose Holding Fund	26,976	—	—	—		48,484	15,629
GMO World Opportunity Overlay Fund	49,665,090	—	10,500,001	—		—	27,808,483
Totals	$190,365,906	$62,669,168	$116,500,001	$4,463,272		$48,484	$95,815,114

◆  The Fund received total distributions in the amount of $13,279,747 of which $8,816,475 was a return of capital.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.72%	$1,000.00	$689.90	$3.02
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61
Class IV
1) Actual	0.67%	$1,000.00	$690.70	$2.81
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $57,047,389 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $18,547,920 and $1,601,594, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Opportunities Equity Allocation Fund returned -46.1% for the fiscal year ended February 28, 2009, as compared to -50.2% for the Fund's benchmark, the MSCI EAFE Index. During the fiscal year the Fund was exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was positive, with both International Intrinsic Value Fund and International Growth Equity Fund outperforming their benchmarks. Asset allocation was slightly negative due to the Fund's overweight in emerging equities for part of the year.

Asset allocation detracted 2.3%. The Fund's overweights to emerging market equities and international value equities were the primary drivers of the relative underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Opportunities Equity Allocation Fund Class III Shares and the MSCI EAFE Index
As of February 28, 2009

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
6/5/06
$9,996,000
$6,416,640
$5,780,300
2006
2007
2008
2009
GMO International Opportunities Equity Allocation Fund
MSCI EAFE Index

	Average Annual Total Returns	
	1 Year	Since Inception
Class III		**6/5/06**
	-46.09%	-14.97%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.7%
Short-Term Investments	3.4
Rights and Warrants	0.0
Preferred Stocks	0.0
Forward Currency Contracts	(0.5)
Futures	(0.7)
Other	3.1
100.0%
Country/Region Summary**	% of Investments
Japan	28.2%
Euro Region***	25.7
United Kingdom	21.8
Switzerland	11.9
Australia	2.9
Canada	2.9
Hong Kong	2.4
Denmark	1.4
Singapore	1.3
Sweden	1.0
Norway	0.4
New Zealand	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
652,133	GMO Flexible Equities Fund, Class VI	10,036,327
14,146,977	GMO International Growth Equity Fund, Class IV	204,565,281
13,907,756	GMO International Intrinsic Value Fund, Class IV	194,708,590
	TOTAL MUTUAL FUNDS (COST $859,372,794)	409,310,198
	SHORT-TERM INVESTMENTS — 0.0%
19,160	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	19,160
	TOTAL SHORT-TERM INVESTMENTS (COST $19,160)	19,160
	TOTAL INVESTMENTS — 100.0% (Cost $859,391,954)	409,329,358
	Other Assets and Liabilities (net) — (0.0%)	(51,085)
	TOTAL NET ASSETS — 100.0%	$409,278,273

See accompanying notes to the financial statements.

2

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $19,160) (Note 2)	$19,160
Investments in affiliated issuers, at value (cost $859,372,794) (Notes 2 and 8)	409,310,198
Receivable for Fund shares sold	71,736
Receivable for expenses reimbursed by Manager (Note 3)	3,976
Total assets	409,405,070
Liabilities:
Payable for investments purchased	71,736
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,622
Accrued expenses	53,439
Total liabilities	126,797
Net assets	$409,278,273
Net assets consist of:
Paid-in capital	$902,497,581
Accumulated net realized loss	(43,156,712)
Net unrealized depreciation	(450,062,596)
$409,278,273
Net assets attributable to:
Class III shares	$409,278,273
Shares outstanding:
Class III	44,507,738
Net asset value per share:
Class III	$9.20

See accompanying notes to the financial statements.

3

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$24,902,057
Interest	324
Total investment income	24,902,381
Expenses:
Custodian, fund accounting agent and transfer agent fees	30,618
Audit and tax fees	33,380
Legal fees	15,390
Trustees fees and related expenses (Note 3)	9,149
Registration fees	3,800
Miscellaneous	7,803
Total expenses	100,140
Fees and expenses reimbursed by Manager (Note 3)	(86,583)
Expense reductions (Note 2)	(15,122)
Net expenses	(1,565)
Net investment income (loss)	24,903,946
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(58,235,039)
Realized gains distributions from affiliated issuers (Note 8)	41,343,170
Net realized gain (loss)	(16,891,869)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(351,591,999)
Net realized and unrealized gain (loss)	(368,483,868)
Net increase (decrease) in net assets resulting from operations	$(343,579,922)

See accompanying notes to the financial statements.

4

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$24,903,946	$13,263,942
Net realized gain (loss)	(16,891,869)	98,425,498
Change in net unrealized appreciation (depreciation)	(351,591,999)	(103,922,554)
Net increase (decrease) in net assets from operations	(343,579,922)	7,766,886
Distributions to shareholders from:
Net investment income
Class III	(24,913,805)	(38,253,569)
Net realized gains
Class III	(81,291,869)	(36,477,386)
	(106,205,674)	(74,730,955)
Net share transactions (Note 7):
Class III	140,586,628	344,825,641
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	87,418	96,754
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	140,674,046	344,922,395
Total increase (decrease) in net assets	(309,111,550)	277,958,326
Net assets:
Beginning of period	718,389,823	440,431,497
End of period	$409,278,273	$718,389,823

See accompanying notes to the financial statements.

5

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$20.63		$22.16		$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.65		0.47		0.53
Net realized and unrealized gain (loss)	(9.20)		0.52		2.45
Total from investment operations	(8.55)		0.99		2.98
Less distributions to shareholders:
From net investment income	(0.62)		(1.24)		(0.72)
From net realized gains	(2.26)		(1.28)		(0.10)
Total distributions	(2.88)		(2.52)		(0.82)
Net asset value, end of period	$9.20		$20.63		$22.16
Total Return(c)	(46.05)%		3.57%		14.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$409,278		$718,390		$440,431
Net expenses to average daily net assets(d)(e)	0.00	%(f)	0.00	%(f)	0.00	%*
Net investment income to average daily net assets(b)	4.12%		2.04%		3.32	%*
Portfolio turnover rate	33%		4%		1	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(g)	$0.00	(g)	$0.01

(a)  Period from June 5, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  The net expense ratio does not include the effect of expense reductions.

(g)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Flexible Equities Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not

7

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 86.61% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$399,293,031	$—
Level 2 - Other Significant Observable Inputs	10,036,327	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$409,329,358	$—

8

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing

9

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$9,859	$(1,343)	$(8,516)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$24,919,575	$39,207,726
Net long-term capital gain	81,286,099	35,523,229
Total distributions	$106,205,674	$74,730,955

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer March 1, 2009 post-October capital losses of $7,394,778.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$895,153,888	$—	$(485,824,530)	$(485,824,530)

10

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the manager has a conflict in allocating among the underlying funds (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases of Fund shares was changed to 0.04% of the amount invested and the fee on cash redemptions was changed to 0.02% of the amount redeemed. Effective September 30, 2008, the Fund no longer charged a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. Effective October 21, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.04% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases of Fund shares were each 0.04% of the amount invested or redeemed. The level of purchase premium for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying

11

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the redemption fees may be waived at the Manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

12

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund a management fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth are affected by the managers asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.517%	0.089%	0.606%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $7,117 and $4,407, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $299,985,617 and $199,237,470, respectively.

13

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 22.91% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	9,740,750	$162,721,575	12,892,226	$299,095,066
Shares issued to shareholders in reinvestment of distributions	7,405,391	104,659,498	3,158,687	72,167,816
Shares repurchased	(7,459,920)	(126,794,445)	(1,108,147)	(26,437,241)
Purchase premiums	—	55,087	—	89,316
Redemption fees	—	32,331	—	7,438
Net increase (decrease)	9,686,221	$140,674,046	14,942,766	$344,922,395

14

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class IV	$—	$16,680,728	$14,705,818	$—	$299,278	$—
GMO Emerging Markets Opportunities Fund, Class IV	52,923,870	10,283,374	50,085,676	212,954	10,070,419	—
GMO Flexible Equities Fund, Class VI	—	13,029,066	—	1,597	—	10,036,327
GMO International Growth Equity Fund, Class IV	336,900,951	126,249,024	74,644,816	11,881,046	11,980,329	204,565,281
GMO International Intrinsic Value Fund, Class IV	328,564,268	133,743,425	59,801,160	12,806,460	18,993,144	194,708,590
Totals	$718,389,089	$299,985,617	$199,237,470	$24,902,057	$41,343,170	$409,310,198

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

16

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.60%	$1,000.00	$587.00	$2.36
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $81,286,099 from long-term capital gains.

For taxable, non-corporate shareholders, 65.94% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Equity Allocation Fund returned -32.4% for the fiscal year ended February 28, 2009, as compared to -43.5% for the Russell 3000 Index. During the fiscal year the Fund was exposed substantially to common stocks through its investment in underlying GMO mutual funds.

Implementation was positive, as the GMO U.S. Core Equity, GMO U.S. Quality Equity, and GMO U.S. Small/Mid Cap Value Funds outperformed their respective benchmarks. Asset allocation was relatively neutral during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index As of February 28, 2009

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-32.45%
-5.14%
2.33%
2/28/99
$9,998,000
$12,591,940
$7,589,940
$7,283,930
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO U.S. Equity Allocation Fund
Russell 3000 Index
Russell 3000 Index +*

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .02% on the purchase and .02% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*   Russell 3000 Index + represents the S&P 500 Index prior to 2/28/03 and the Russell 3000 Index thereafter.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.7%
Short-Term Investments	3.0
Futures	(0.2)
Other	2.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
4,104,850	GMO U.S. Core Equity Fund, Class VI	31,320,002
2,604,864	GMO U.S. Quality Equity Fund, Class VI	36,936,978
71,932	GMO U.S. Small/Mid Cap Growth Fund, Class III	542,365
139,529	GMO U.S. Small/Mid Cap Value Fund, Class III	619,508
	TOTAL MUTUAL FUNDS (COST $109,572,657)	69,418,853
	SHORT-TERM INVESTMENTS — 0.0%
18,801	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	18,801
	TOTAL SHORT-TERM INVESTMENTS (COST $18,801)	18,801
	TOTAL INVESTMENTS — 100.0% (Cost $109,591,458)	69,437,654
	Other Assets and Liabilities (net) — (0.0%)	(22,199)
	TOTAL NET ASSETS — 100.0%	$69,415,455

See accompanying notes to the financial statements.

2

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $18,801) (Note 2)	$18,801
Investments in affiliated issuers, at value (cost $109,572,657) (Notes 2 and 8)	69,418,853
Receivable for expenses reimbursed by Manager (Note 3)	7,410
Total assets	69,445,064
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	262
Accrued expenses	29,347
Total liabilities	29,609
Net assets	$69,415,455
Net assets consist of:
Paid-in capital	$117,979,408
Distributions in excesss of net realized gain	(8,410,149)
Net unrealized depreciation	(40,153,804)
$69,415,455
Net assets attributable to:
Class III shares	$69,415,455
Shares outstanding:
Class III	20,959,119
Net asset value per share:
Class III	$3.31

See accompanying notes to the financial statements.

3

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$1,642,605
Interest	192
Total investment income	1,642,797
Expenses:
Custodian, fund accounting agent and transfer agent fees	8,114
Audit and tax fees	35,521
Legal fees	1,569
Trustees fees and related expenses (Note 3)	1,026
Registration fees	5,990
Miscellaneous	2,006
Total expenses	54,226
Fees and expenses reimbursed by Manager (Note 3)	(52,597)
Expense reductions (Note 2)	(989)
Net expenses	640
Net investment income (loss)	1,642,157
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(8,121,992)
Realized gains distributions from affiliated issuers (Note 8)	225,985
Net realized gain (loss)	(7,896,007)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(27,592,432)
Net realized and unrealized gain (loss)	(35,488,439)
Net increase (decrease) in net assets resulting from operations	$(33,846,282)

See accompanying notes to the financial statements.

4

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,642,157	$2,248,159
Net realized gain (loss)	(7,896,007)	11,547,121
Change in net unrealized appreciation (depreciation)	(27,592,432)	(18,144,547)
Net increase (decrease) in net assets from operations	(33,846,282)	(4,349,267)
Distributions to shareholders from:
Net investment income
Class III	(1,637,551)	(5,352,652)
Net realized gains
Class III	(1,644,462)	(11,494,628)
	(3,282,013)	(16,847,280)
Net share transactions (Note 7):
Class III	11,468,444	(33,069,596)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	8,571	20,815
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	11,477,015	(33,048,781)
Total increase (decrease) in net assets	(25,651,280)	(54,245,328)
Net assets:
Beginning of period	95,066,735	149,312,063
End of period	$69,415,455	$95,066,735

See accompanying notes to the financial statements.

5

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$5.11		$6.38		$6.56	$6.41	$6.40
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.11		0.10	0.10	0.11
Net realized and unrealized gain (loss)	(1.70)		(0.42)		0.28	0.31	0.34
Total from investment operations	(1.61)		(0.31)		0.38	0.41	0.45
Less distributions to shareholders:
From net investment income	(0.08)		(0.32)		(0.15)	(0.12)	(0.14)
From net realized gains	(0.11)		(0.64)		(0.41)	(0.14)	(0.30)
Total distributions	(0.19)		(0.96)		0.56	(0.26)	(0.44)
Net asset value, end of period	$3.31		$5.11		$6.38	$6.56	$6.41
Total Return(b)	(32.42)%		(6.43)%		6.48%	6.45%	7.18%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$69,415		$95,067		$149,312	$173,146	$151,378
Net expenses to average daily net assets(c)	0.00	%(d)(e)	0.00	%(d)(e)	0.04%	0.01%	0.00	%(e)
Net investment income to average daily net assets(a)	1.94%		1.78%		1.63%	1.52%	1.75%
Portfolio turnover rate	39%		26%		35%	13%	16%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.04%		0.18%	0.51%	0.54%
Purchase premiums and redemption fees consisted of the following per share amounts:(f)†	$0.00		$0.00		$0.00	$0.00	$0.00

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Net expenses were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds, and also may invest in shares of GMO Flexible Equities Fund (collectively, the "underlying Funds"). The Fund seeks exposure to U.S. equity securities in the Wilshire 5000 Stock Index through its investments in each of the underlying Funds.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Flexible Equities Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as

7

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$69,437,654	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$69,437,654	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

8

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$(4,606)	$9,376	$(4,770)

9

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$1,646,927	$5,350,424
Net long-term capital gain	1,635,086	11,496,856
Total distributions	$3,282,013	$16,847,280

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/29/2012	$(136,192)
2/28/2017	(4,328,424)
Total	$(4,464,616)

As of February 28, 2009, the Fund elected to defer March 1, 2009 post-October capital losses of $62,690.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$113,474,300	$—	$(44,036,646)	$(44,036,646)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

10

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the Manager has a conflict in allocating among the underlying funds. (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each changed to 0.01% of the amount invested or redeemed. Effective September 30, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.02% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases and fee on cash redemptions were each 0.02% of the amount invested or redeemed. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or portion of the redemption fees may be waived at the manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the

11

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund an advisory fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.322%	0.057%	0.379%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $995 and $603, respectively. The compensation and expenses of the

12

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $43,901,715 and $33,833,587, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 69.32% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,356,216	$34,747,429	1,644,319	$9,739,477
Shares issued to shareholders in reinvestment of distributions	743,764	3,203,902	2,858,946	16,847,279
Shares repurchased	(5,738,257)	(26,482,887)	(9,315,683)	(59,656,352)
Purchase premiums	—	3,848	—	2,918
Redemption fees	—	4,723	—	17,897
Net increase (decrease)	2,361,723	$11,477,015	(4,812,418)	$(33,048,781)

13

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$56,188,236	$17,090,524	$23,593,098	$779,123	$—	$31,320,002
GMO U.S. Quality Equity Fund, Class VI	36,390,514	26,792,904	9,790,489	845,195	225,985	36,936,978
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,229,704	3,346	225,000	3,346	—	542,365
GMO U.S. Small/Mid Cap Value Fund, Class III	1,256,760	14,941	225,000	14,941	—	619,508
Totals	$95,065,214	$43,901,715	$33,833,587	$1,642,605	$225,985	$69,418,853

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

15

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.38%	$1,000.00	$679.90	$1.58
2) Hypothetical	0.38%	$1,000.00	$1,022.91	$1.91

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $1,635,086 from long-term capital gains.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunities Equity Allocation Fund returned -38.6% for the fiscal year ended February 28, 2009, as compared to -47.1% for the Fund's benchmark, the MSCI World Index. During the fiscal year the Fund was fully exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was positive, with U.S. Quality Equity Fund and U.S. Core Equity Fund outperforming their benchmarks by large amounts and International Intrinsic Value Fund and International Growth Equity Fund and Emerging Markets Opportunities Fund also outperforming. Emerging Markets Fund and Flexible Equities Fund underperformed their benchmarks.

Asset allocation was also positive, driven by the Fund's overweight to U.S. equities over the course of the year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.6%
Short-Term Investments	3.3
Rights and Warrants	0.0
Preferred Stocks	0.0
Forward Currency Contracts	(0.2)
Futures	(0.4)
Other	2.7
100.0%
Country / Region Summary**	% of Investments
United States	56.9%
Japan	13.0
Euro Region***	11.9
United Kingdom	9.2
Switzerland	5.1
Canada	1.2
Hong Kong	1.0
Denmark	0.6
Singapore	0.5
Sweden	0.4
Norway	0.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
950,700	GMO Flexible Equities Fund, Class VI	14,631,268
10,115,855	GMO International Growth Equity Fund, Class IV	146,275,269
10,006,146	GMO International Intrinsic Value Fund, Class IV	140,086,040
16,034,561	GMO U.S. Core Equity Fund, Class VI	122,343,703
19,408,226	GMO U.S. Quality Equity Fund, Class VI	275,208,643
	TOTAL MUTUAL FUNDS (COST $1,185,295,156)	698,544,923
	SHORT-TERM INVESTMENTS — 0.0%
30,959	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	30,959
	TOTAL SHORT-TERM INVESTMENTS (COST $30,959)	30,959
	TOTAL INVESTMENTS — 100.0% (Cost $1,185,326,115)	698,575,882
	Other Assets and Liabilities (net) — (0.0%)	(51,006)
	TOTAL NET ASSETS — 100.0%	$698,524,876

See accompanying notes to the financial statements.

2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $30,959) (Note 2)	$30,959
Investments in affiliated issuers, at value (cost $1,185,295,156) (Notes 2 and 8)	698,544,923
Receivable for Fund shares sold	9,378,790
Receivable for expenses reimbursed by Manager (Note 3)	6,776
Total assets	707,961,448
Liabilities:
Payable for investments purchased	9,378,790
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	2,465
Accrued expenses	55,317
Total liabilities	9,436,572
Net assets	$698,524,876
Net assets consist of:
Paid-in capital	$1,253,057,855
Distributions in excess of net realized gain	(67,782,746)
Net unrealized depreciation	(486,750,233)
$698,524,876
Net assets attributable to:
Class III shares	$698,524,876
Shares outstanding:
Class III	56,829,828
Net asset value per share:
Class III	$12.29

See accompanying notes to the financial statements.

3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$27,365,491
Interest	457
Total investment income	27,365,948
Expenses:
Custodian, fund accounting agent and transfer agent fees	46,502
Audit and tax fees	33,380
Legal fees	24,274
Trustees fees and related expenses (Note 3)	14,095
Registration fees	4,375
Miscellaneous	11,870
Total expenses	134,496
Fees and expenses reimbursed by Manager (Note 3)	(113,667)
Expense reductions (Note 2)	(14,780)
Net expenses	6,049
Net investment income (loss)	27,359,899
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(109,004,829)
Realized gains distributions from affiliated issuers (Note 8)	41,963,597
Net realized gain (loss)	(67,041,232)
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(387,000,660)
Net realized and unrealized gain (loss)	(454,041,892)
Net increase (decrease) in net assets resulting from operations	$(426,681,993)

See accompanying notes to the financial statements.

4

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$27,359,899	$16,856,249
Net realized gain (loss)	(67,041,232)	117,754,564
Change in net unrealized appreciation (depreciation)	(387,000,660)	(134,909,725)
Net increase (decrease) in net assets from operations	(426,681,993)	(298,912)
Distributions to shareholders from:
Net investment income
Class III	(27,428,339)	(44,014,224)
Net realized gains
Class III	(48,768,521)	(72,725,181)
	(76,196,860)	(116,739,405)
Net share transactions (Note 7):
Class III	256,821,808	159,046,461
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	207,495	42,292
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	257,029,303	159,088,753
Total increase (decrease) in net assets	(245,849,550)	42,050,436
Net assets:
Beginning of period	944,374,426	902,323,990
End of period	$698,524,876	$944,374,426

See accompanying notes to the financial statements.

5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006(a)
Net asset value, beginning of period	$21.71		$24.25		$22.49	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.53		0.43		0.40	0.37
Net realized and unrealized gain (loss)	(8.50)		0.01	(c)	2.93	2.78
Total from investment operations	(7.97)		0.44		3.33	3.15
Less distributions to shareholders:
From net investment income	(0.54)		(1.10)		(0.73)	(0.46)
From net realized gains	(0.91)		(1.88)		(0.84)	(0.20)
Total distributions	(1.45)		(2.98)		(1.57)	(0.66)
Net asset value, end of period	$12.29		$21.71		$24.25	$22.49
Total Return(d)	(38.63)%		0.72%		14.94%	15.90	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$698,525		$944,374		$902,324	$407,230
Net expenses to average daily net assets(e)(f)	0.00	%(g)	0.00	%(g)	0.00%	0.00	%*
Net investment income to average daily net assets(b)	2.89%		1.72%		1.68%	2.42	%*
Portfolio turnover rate	35%		20%		12%	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	—	(h)	—	(h)	$0.01	$0.02

(a)  Period from June 16, 2005 (commencement of operations) through February 28, 2006.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(e)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(f)  Net expenses to average daily net assets were less than 0.01%.

(g)  The net expense ratio does not include the effect of expense reductions.

(h)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO World Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Flexible Equities Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily

7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 37.44% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$683,944,614	$—
Level 2 - Other Significant Observable Inputs	14,631,268	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$698,575,882	$—

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Distributions In Excess of Net Realized Gain	Paid-in Capital
$68,440	$(44,942)	$(23,498)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$27,435,560	$44,009,605
Net long-term capital gain	48,761,300	72,729,800
Total distributions	$76,196,860	$116,739,405

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the Fund elected to defer March 1, 2009 post-October capital losses of $17,086,019.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,236,022,842	$—	$(537,446,960)	$(537,446,960)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the Manager has a conflict in allocating among the underlying funds. (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases of Fund shares remained at 0.04% of the amount invested and the fee on cash redemptions was changed to 0.03% of the amount redeemed. Effective September 30, 2008, the Fund no longer charged a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. Effective October 21, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.04% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.04% of the amount invested or redeemed. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund a management fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.419%	0.071%	0.490%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $11,186 and $6,734, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $578,764,513 and $328,577,709, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

13

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

6.  Principal shareholders and related parties

As of February 28, 2009, 22.45% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, less than 0.01% of the Fund's shares were held senior management of the Manager and GMO Trust officers and 8.75% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	21,444,708	$386,255,390	4,764,267	$122,806,681
Shares issued to shareholders in reinvestment of distributions	4,310,232	76,196,861	4,778,197	116,284,024
Shares repurchased	(12,427,876)	(205,630,443)	(3,254,416)	(80,044,244)
Purchase premiums	—	147,229	—	10,322
Redemption fees	—	60,266	—	31,970
Net increase (decrease)	13,327,064	$257,029,303	6,288,048	$159,088,753

14

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$—	$18,090,527	$404,838	$1,000	$—	$14,631,268
GMO Alpha Only Fund, Class IV	—	738,869	722,877	6,749	65,044	—
GMO Emerging Markets Fund, Class VI	—	39,184,630	33,460,415	—	2,194,706	—
GMO Emerging Markets Opportunities Fund, Class VI	80,556,568	14,281,406	76,112,925	295,748	13,985,658	—
GMO International Growth Equity Fund, Class IV	224,920,412	97,033,707	45,334,133	8,571,422	9,255,424	146,275,269
GMO International Intrinsic Value Fund, Class IV	221,378,801	110,034,495	45,031,416	8,995,032	14,665,950	140,086,040
GMO U.S. Core Equity Fund, Class VI	224,789,300	50,384,722	71,628,817	3,784,722	—	122,343,703
GMO U.S. Quality Equity Fund, Class VI	192,718,528	249,016,157	55,882,288	5,710,818	1,796,815	275,208,643
Totals	$944,363,609	$578,764,513	$328,577,709	$27,365,491	$41,963,597	$698,544,923

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

16

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$642.10	$1.95
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $48,761,300 from long-term capital gains.

For taxable, non-corporate shareholders, 77.71% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 34.62% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Alpha Only Fund returned +11.9% for the fiscal year ended February 28, 2009, as compared to +1.3% for the Citigroup 3 Month Treasury Bill Index. During the fiscal year the Fund invested in global equity securities indirectly through its investment in underlying GMO mutual funds.

Implementation was positive as the GMO U.S. Core Equity, GMO U.S. Quality Equity, and GMO International Intrinsic Value Funds outperformed their respective benchmarks.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index As of February 28, 2009

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
$22,202,990
$13,735,930
2/28/99
$10,000,000
GMO Alpha Only Fund
Citigroup 3-Month Treasury Bill Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	11.92%	6.07%	8.30%	n/a
Class IV	12.00%	n/a	n/a	**3/2/06** 7.75%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class IV shares will vary due to different fees.

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Cash and Cash Equivalents	81.9%
Common Stocks	69.2
Short-Term Investments	17.7
Forward Currency Contracts	0.3
Rights and Warrants	0.0
Preferred Stocks	0.0
Swaps	(36.2)
Futures	(36.5)
Other	3.6
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds"). Swaps and futures concentrations assume the notional value of the respective contracts.

1

GMO Alpha Only Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 73.2%
	United States — 73.2%
	Affiliated Issuers
25,472,414	GMO International Growth Equity Fund, Class IV	368,331,113
25,348,249	GMO International Intrinsic Value Fund, Class IV	354,875,492
33,476,803	GMO U.S. Core Equity Fund, Class VI	255,428,005
32,980,191	GMO U.S. Quality Equity Fund, Class VI	467,659,107
	TOTAL MUTUAL FUNDS (COST $2,041,467,216)	1,446,293,717
	SHORT-TERM INVESTMENTS — 15.3%
60,400,000	BNP Paribas Time Deposit, 0.23%, due 03/02/09	60,400,000
60,400,000	Branch Banking & Trust Time Deposit, 0.13%, due 03/02/09	60,400,000
60,400,000	HSBC Bank (USA) Time Deposit, 0.19%, due 03/02/09	60,400,000
99,994	Royal Bank of Scotland Time Deposit, 0.08%, due 03/02/09	99,994
60,200,000	Societe Generale Time Deposit, 0.25%, due 03/02/09	60,200,000
60,400,000	Wells Fargo Time Deposit, 0.35%, due 03/02/09	60,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $301,899,994)	301,899,994
	TOTAL INVESTMENTS — 88.5% (Cost $2,343,367,210)	1,748,193,711
	Other Assets and Liabilities (net) — 11.5%	227,670,541
	TOTAL NET ASSETS — 100.0%	$1,975,864,252

See accompanying notes to the financial statements.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
	Buys
4/24/09	DKK	84,101,000	$14,285,047	$(318,356)
4/24/09	EUR	41,351,000	52,409,195	(1,152,342)
4/24/09	EUR	41,351,000	52,409,195	(1,246,622)
4/24/09	NOK	64,985,000	9,227,722	(112,693)
4/24/09	SEK	240,233,000	26,670,686	(2,253,882)
			$155,001,845	$(5,083,895)
	Sales
4/24/09	AUD	32,564,000	$20,746,546	$26,681
4/24/09	AUD	36,759,846	23,419,722	(73,544)
4/24/09	CHF	4,833,000	4,135,949	97,954
4/24/09	CHF	39,410,044	33,726,037	(56,196)
4/24/09	DKK	21,108,878	3,585,466	(21,884)
4/24/09	EUR	33,673,584	42,678,664	(160,612)
4/24/09	EUR	34,693,996	43,971,957	(390,053)
4/24/09	EUR	33,673,584	42,678,664	(264,091)
4/24/09	GBP	19,481,806	27,887,270	(195,441)
4/24/09	GBP	18,908,812	27,067,057	(173,810)
4/24/09	GBP	18,908,812	27,067,057	(109,595)
4/24/09	HKD	62,760,000	8,096,191	1,351
4/24/09	HKD	69,173,470	8,923,544	913
4/24/09	JPY	4,218,766,000	43,274,688	4,206,668
4/24/09	JPY	4,218,766,000	43,274,688	4,365,915
4/24/09	JPY	4,913,374,084	50,399,745	3,056,755
4/24/09	JPY	4,913,374,084	50,399,745	3,099,537
4/24/09	NOK	19,489,199	2,767,422	(7,303)
4/24/09	NZD	1,414,268	705,798	11,532
4/24/09	SEK	65,149,897	7,232,946	225,183
4/24/09	SGD	13,147,742	8,491,801	167,796
			$520,530,957	$13,807,756

See accompanying notes to the financial statements.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2,859	OMXS 30	March 2009	$20,066,153	$(474,713)
77	AEX	March 2009	4,227,930	(393,658)
70	IBEX 35	March 2009	6,669,707	(256,285)
69	DAX	March 2009	8,314,210	(1,081,134)
			$39,278,000	$(2,205,790)
Sales
7,513	S&P 500 E-Mini Index	March 2009	$275,802,230	$42,843,504
348	MSCI EAFE E-Mini	March 2009	17,038,080	4,940,729
331	MSCI Singapore	March 2009	8,107,637	119,692
2,429	TOPIX	March 2009	186,410,229	13,704,736
202	S&P/MIB	March 2009	19,369,836	4,797,836
214	Hang Seng	March 2009	17,293,907	246,270
1,528	FTSE	March 2009	82,501,116	11,505,476
732	CAC 40	March 2009	24,731,104	1,918,787
837	SPI 200	March 2009	43,722,887	3,579,474
			$674,977,026	$83,656,504

See accompanying notes to the financial statements.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
211,861,464	USD	8/7/2009	JP Morgan Chase Bank	Custom Low Quality Equity Basket	3 month LIBOR -0.75%	$41,051,304
201,676,000	USD	8/10/2009	Citigroup	Custom Low Quality Equity Basket	3 month LIBOR -0.56%	37,003,753
192,111,944	USD	1/11/2010	Morgan Stanley	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.52%	18,061,597
110,020,493	USD	2/3/2010	Goldman Sachs	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.80%	10,915,591
						$107,032,245
					Premiums to (Pay) Receive	$—

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

Currency Abbreviations:

AUD - Australian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound HKD - Hong Kong Dollar	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona SGD - Singapore Dollar USD - United States Dollar

See accompanying notes to the financial statements.

5

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $301,899,994) (Note 2)	$301,899,994
Investments in affiliated issuers, at value (cost $2,041,467,216) (Notes 2 and 8)	1,446,293,717
Interest receivable	3,831
Unrealized appreciation on open forward currency contracts (Note 2)	15,260,285
Receivable for collateral on open futures contracts (Note 2)	104,936,000
Receivable for variation margin on open futures contracts (Note 2)	9,384,283
Receivable for open swap contracts (Note 2)	107,032,245
Receivable for collateral on open swap contracts (Note 2)	115,573
Receivable for expenses reimbursed by Manager (Note 3)	633,475
Total assets	1,985,559,403
Liabilities:
Payable for Fund shares repurchased	2,000,000
Payable to affiliate for (Note 3):
Management fee	764,763
Shareholder service fee	157,616
Trustees and Chief Compliance Officer of GMO Trust fees	6,449
Unrealized depreciation on open forward currency contracts (Note 2)	6,536,424
Accrued expenses	229,899
Total liabilities	9,695,151
Net assets	$1,975,864,252
Net assets consist of:
Paid-in capital	$2,893,860,836
Accumulated undistributed net investment income	67,448,822
Distributions in excess of net realized gain	(587,478,727)
Net unrealized depreciation	(397,966,679)
$1,975,864,252
Net assets attributable to:
Class III shares	$121,710,866
Class IV shares	$1,854,153,386
Shares outstanding:
Class III	21,083,486
Class IV	321,223,845
Net asset value per share:
Class III	$5.77
Class IV	$5.77

See accompanying notes to the financial statements.

6

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$65,927,951
Interest	4,336,733
Dividends	2,358,668
Total investment income	72,623,352
Expenses:
Management fee (Note 3)	13,453,668
Shareholder service fee – Class III (Note 3)	274,605
Shareholder service fee – Class IV (Note 3)	2,507,652
Custodian and fund accounting agent fees	317,061
Transfer agent fees	41,738
Audit and tax fees	70,904
Legal fees	115,776
Trustees fees and related expenses (Note 3)	41,348
Registration fees	9,226
Miscellaneous	35,205
Total expenses	16,867,183
Fees and expenses reimbursed by Manager (Note 3)	(520,089)
Expense reductions (Note 2)	(7,853)
Indirectly incurred fees waived or borne by Manager (Note 3)	(9,727,684)
Shareholder service fee waived (Note 3)	(1,622,293)
Net expenses	4,989,264
Net investment income (loss)	67,634,088
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(58,629,810)
Investments in affiliated issuers	(881,353,399)
Realized gains distributions from affiliated issuers (Note 8)	87,407,437
Closed futures contracts	547,607,458
Closed swap contracts	863,759,221
Foreign currency, forward contracts and foreign currency related transactions	71,434,047
Net realized gain (loss)	630,224,954
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(391,979,894)
Open futures contracts	(15,748,770)
Open swap contracts	44,982,978
Foreign currency, forward contracts and foreign currency related transactions	30,012,002
Net unrealized gain (loss)	(332,733,684)
Net realized and unrealized gain (loss)	297,491,270
Net increase (decrease) in net assets resulting from operations	$365,125,358

See accompanying notes to the financial statements.

7

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$67,634,088	$37,393,719
Net realized gain (loss)	630,224,954	269,696,616
Change in net unrealized appreciation (depreciation)	(332,733,684)	(146,534,773)
Net increase (decrease) in net assets from operations	365,125,358	160,555,562
Distributions to shareholders from:
Net investment income
Class III	(57,987,423)	(3,121,593)
Class IV	(869,600,332)	(37,623,319)
Total distributions from net investment income	(927,587,755)	(40,744,912)
Net realized gains
Class III	(30,565,835)	—
Class IV	(445,995,777)	—
Total distributions from net realized gains	(476,561,612)	—
	(1,404,149,367)	(40,744,912)
Net share transactions (Note 7):
Class III	7,583,957	(140,995)
Class IV	272,747,018	752,392,494
Increase (decrease) in net assets resulting from net share transactions	280,330,975	752,251,499
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	73,187	148,551
Class IV	447,577	1,407,214
Increase in net assets resulting from purchase premiums and redemption fees	520,764	1,555,765
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	280,851,739	753,807,264
Total increase (decrease) in net assets	(758,172,270)	873,617,914
Net assets:
Beginning of period	2,734,036,522	1,860,418,608
End of period (including accumulated undistributed net investment income of $67,448,822 and distributions in excess of net investment income of $4,242,356, respectively)	$1,975,864,252	$2,734,036,522

See accompanying notes to the financial statements.

8

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$11.11		$10.42		$10.36	$10.26	$9.99
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.23		0.21		0.17	0.16	0.19
Net realized and unrealized gain (loss)	0.93		0.70		0.10	0.31	0.08
Total from investment operations	1.16		0.91		0.27	0.47	0.27
Less distributions to shareholders:
From net investment income	(4.41)		(0.22)		(0.21)	(0.37)	—
From net realized gains	(2.09)		—		—	—	—
Total distributions	(6.50)		(0.22)		(0.21)	(0.37)	—
Net asset value, end of period	$5.77		$11.11		$10.42	$10.36	$10.26
Total Return(b)	11.92%		8.74%		2.64%	4.63%	2.70%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$121,711		$176,067		$166,626	$1,460,161	$179,488
Net expenses to average daily net assets(c)	0.23	%(d)	0.16	%(d)	0.15%	0.10%	0.18%
Net investment income to average daily net assets(a)	2.37%		1.91%		1.66%	1.52%	1.94%
Portfolio turnover rate	87%		44%		22%	40%	19%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.44%		0.51%		0.53%	0.59%	0.62%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(e)	$0.01		$0.01	$0.02	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$11.11		$10.41		$10.37
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.24		0.21		0.20
Net realized and unrealized gain (loss)	0.92		0.71		0.06
Total from investment operations	1.16		0.92		0.26
Less distributions to shareholders:
From net investment income	(4.41)		(0.22)		(0.22)
From net realized gains	(2.09)		—		—
Total distributions	(6.50)		(0.22)		(0.22)
Net asset value, end of period	$5.77		$11.11		$10.41
Total Return(c)	12.00%		8.90%		2.54	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,854,153		$2,557,970		$1,693,793
Net expenses to average daily net assets(d)	0.18	%(e)	0.11	%(e)	0.10	%*
Net investment income to average daily net assets(b)	2.52%		1.96%		1.93	%*
Portfolio turnover rate	87%		44%		22	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.44%		0.51%		0.53	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.01		$0.00	(f)

(a)  Period from March 2, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Alpha Only Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to outperform the Citigroup 3 Month Treasury Bill Index. The Fund invests primarily in shares of the GMO U.S. Equity Funds and the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund also may invest in shares of GMO Emerging Country Debt Fund ("ECDF") and GMO Flexible Equities Fund. In addition, the Fund may invest directly in securities of the type in which the underlying funds invest. The Fund invests in sub-asset classes that it expects to outperform the relevant broader asset class and implements its strategy with either direct or indirect investments in a combination of U.S., foreign, and emerging country equities and emerging country debt. The Fund seeks to hedge some or all of the expected return (and foreign currency exposure) of the broader asset class. To the extent that the Fund's hedges are effective, the performance of the Fund's portfolio is expected to have a low correlation to the performance of the broader global asset classes in which the Fund directly or indirectly invests. Instead, the Fund is expected to produce returns more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the underlying funds and/or securities as well as the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

11

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 31.60% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,748,193,711	$47,784,233
Level 2 - Other Significant Observable Inputs	—	158,164,801
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,748,193,711	$205,949,034

*  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(8,742,214)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(8,742,214)

**  Other financial instruments include forward currency contracts and futures contracts.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts during the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations.

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to derivative contract transactions, differing treatment of mutual fund distributions received, foreign currency transactions, losses on wash sale transactions and post-October capital losses.

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$931,644,845	$(931,644,845)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$987,673,928	$40,744,912
Net long-term capital gain	416,475,439	—
Total distributions	$1,404,149,367	$40,744,912

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$93,465,400

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $96,558,266.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,786,503,438	$—	$(1,038,309,727)	$(1,038,309,727)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Brown Brothers Harriman & Co. ("BBH") serves as custodian and fund accounting agent of the Fund. State Street Bank and Trust Company ("State Street") serves as transfer agent of the Fund. BBH and State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with each agent. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each changed to 0.06% of the amount invested or redeemed. Effective September 30, 2008, the Fund no longer charged a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. As of February 28, 2009, the Fund did not charge a premium on cash purchases or fee on cash redemptions of the amount invested or redeemed. The Fund may impose a new purchase premium and/or

19

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e. changes in the percentage of Fund assets allocated to each underlying fund and direct investments). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or portion of the redemption fees may be waived at the manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

20

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes) (collectively, "Excluded Fund Fees and Expenses"). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying funds (excluding these Funds' Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund incurs varying fees and expenses indirectly as a shareholder in the underlying funds. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.368%	0.060%	0.428%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $33,951 and $18,387, respectively. The compensation and expenses of

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $2,410,555,556 and $1,995,543,845, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 77.18% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Two of the shareholders are other funds of the Trust. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 1.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 98.21% of the Fund's shares were held by accounts for which the Manager had investment discretion.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,891,534	$107,005,790	7,060,158	$77,385,165
Shares issued to shareholders in reinvestment of distributions	10,963,624	75,954,352	219,377	2,393,411
Shares repurchased	(16,617,931)	(175,376,185)	(7,426,248)	(79,919,571)
Purchase premiums	—	65,115	—	77,245
Redemption fees	—	8,072	—	71,306
Net increase (decrease)	5,237,227	$7,657,144	(146,713)	$7,556
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class IV:	Shares	Amount	Shares	Amount
Shares sold	81,138,618	$775,605,728	111,659,135	$1,226,989,475
Shares issued to shareholders in reinvestment of distributions	192,685,490	1,315,596,109	3,451,680	37,623,319
Shares repurchased	(182,907,526)	(1,818,454,819)	(47,448,673)	(512,220,300)
Purchase premiums	—	404,109	—	1,070,665
Redemption fees	—	43,468	—	336,549
Net increase (decrease)	90,916,582	$273,194,595	67,662,142	$753,799,708

23

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$257,477,237	$67,225,874	$281,175,938	$—	$24,225,874	$—
GMO International Growth Equity Fund, Class IV	580,969,085	486,659,134	333,221,000	21,825,351	23,250,628	368,331,113
GMO International Intrinsic Value Fund, Class IV	580,446,151	513,405,048	325,413,000	23,551,038	37,138,814	354,875,492
GMO U.S. Core Equity Fund, Class VI	612,178,641	289,273,752	444,615,000	9,326,850	—	255,428,005
GMO U.S. Quality Equity Fund, Class VI	332,173,994	910,186,032	525,943,000	11,224,712	2,792,121	467,659,107
Totals	$2,363,245,108	$2,266,749,840	$1,910,367,938	$65,927,951	$87,407,437	$1,446,293,717

9.  Subsequent event

Subsequent to February 28, 2009, the Fund received redemption requests in the amount of $1,015,796,278.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

25

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.66%	$1,000.00	$1,111.70	$3.46
2) Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31
Class IV
1) Actual	0.61%	$1,000.00	$1,112.40	$3.19
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $416,475,439 from long-term capital gains.

For taxable, non-corporate shareholders, 5.43% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 2.08% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $3,015,633 and $59,977,898, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Inflation Indexed Plus Bond Fund returned -26.9% for the for the fiscal year ended February 28, 2009, as compared to the -7.5% return for the Barclays Capital U.S. Treasury Inflation Notes Index (formerly Lehman Brothers U.S. Treasury Inflation Notes Index). The Fund's exposure to various issues is achieved directly, through investments in inflation indexed bonds and other securities, and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 19.4%. Exposures to SDCF and WOOF were by far the largest negative contributors during the fiscal year, followed by negative contributions from developed interest-rate strategies, currency selection, and exposure to emerging country debt via ECDF.

About 75% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds invest primarily in asset-backed securities. The positions in SDCF and WOOF collateralize derivatives positions that seek to deliver the return of the benchmark as well as create active exposures in global interest-rate and currency markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held indirectly in the Inflation Indexed Plus Bond Fund via holdings of SDCF and WOOF. Such ABS exposure contributed (19.50%) to the Fund's performance. To increase flexibility, the Fund began holding more U.S. government securities and money market funds. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate and currency strategies. Given the adverse market conditions for interest rates and currencies, characterized by poor liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions in interest rates and currencies starting in October.

In interest-rate strategies, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

Currency contribution was concentrated before positions were suspended in October. Negative relative currency performance during this time came mainly from the Fund's Swedish krona, Norwegian krone, yen, and New Zealand dollar positions.

A small exposure to emerging country debt also detracted value as spread widening on the asset class contributed negatively, as did negative contributions from both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Inflation Indexed Plus Bond Fund Class III Shares and the Barclays Capital U.S. Treasury Inflation Notes Index (formerly the Lehman Brothers U.S. Treasury Inflation Notes Index) As of February 28, 2009

$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
2006
2007
2008
2009
5/31/06
$10,000,000
$11,139,430
$7,866,910
GMO Inflation Indexed Plus Bond Fund
Barclays Capital U.S. Treasury Inflation Notes Index

Average Annual Total Returns	1 Year	Since Inception
Class III*	-28.35%	**5/31/06** -8.35%
Class VI	-28.29%	**5/31/06** -8.27%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for Class VI shares will vary due to different fees.

*  Class III performance information represents Class VI performance from May 31, 2006 to June 29, 2006 and Class III performance thereafter.

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GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	95.1%
Short-Term Investments	5.6
Options Purchased	2.1
Loan Participations	0.2
Forward Currency Contracts	0.1
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Futures	(0.0)
Reverse Repurchase Agreements	(0.0)
Written Options	(0.8)
Swaps	(3.5)
Other	1.1
100.0%
Country / Region Summary**	% of Investments
Emerging***	116.3%
United Kingdom	72.3
Australia	(17.9)
Euro Region****	(28.9)
United States	(41.8)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Philippines, Russia, Venezuela, Brazil, Argentina, Colombia, Uruguay, Mexico, Ivory Coast, and Vietnam. Additional information about the fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

****  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 10.8%
	U.S. Government — 10.8%
12,792,900	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a) (b)	15,103,618
10,540,635	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	9,216,468
4,225,878	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	4,810,899
11,157,000	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	10,710,720
	Total U.S. Government	39,841,705
	TOTAL DEBT OBLIGATIONS (COST $42,560,430)	39,841,705
	MUTUAL FUNDS — 89.3%
	Affiliated Issuers — 89.3%
2,030,584	GMO Emerging Country Debt Fund, Class III	11,878,915
13,970,321	GMO Short-Duration Collateral Fund	238,892,494
28,918	GMO Special Purpose Holding Fund (c) (d)	21,110
4,225,208	GMO World Opportunity Overlay Fund	77,532,563
	TOTAL MUTUAL FUNDS (COST $409,215,050)	328,325,082
	SHORT-TERM INVESTMENTS — 2.2%
	Money Market Funds — 2.2%
8,027,764	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	8,027,764
	TOTAL SHORT-TERM INVESTMENTS (COST $8,027,764)	8,027,764
	TOTAL INVESTMENTS — 102.3% (Cost $459,803,244)	376,194,551
	Other Assets and Liabilities (net) — (2.3%)	(8,425,172)
	TOTAL NET ASSETS — 100.0%	$367,769,379

See accompanying notes to the financial statements.

2

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Swaps

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay		Receive	Market Value
275,000,000	USD	4/14/2009	Barclays Bank PLC	1.03	% to maturity	Barclays TIPS
						Index Total Return (a)	$(8,510,192)
							$(8,510,192)
						Premiums to (Pay) Receive	$—

As of February 28, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

TIPS - Treasury Inflation Protected Securities

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover collateral requirements on open swap contracts (Note 2).

(c)  Underlying investment represents interests in defaulted securities.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

3

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $50,588,194) (Note 2)	$47,869,469
Investments in affiliated issuers, at value (cost $409,215,050) (Notes 2 and 8)	328,325,082
Dividends and interest receivable	300,924
Receivable for variation margin on closed futures contracts (Note 2)	73
Receivable for expenses reimbursed by Manager (Note 3)	24,866
Total assets	376,520,414
Liabilities:
Payable to affiliate for (Note 3):
Management fee	71,963
Shareholder service fee	20,794
Trustees and Chief Compliance Officer of GMO Trust fees	1,112
Payable for open swap contracts (Note 2)	8,510,192
Accrued expenses	146,974
Total liabilities	8,751,035
Net assets	$367,769,379
Net assets consist of:
Paid-in capital	$535,955,366
Distributions in excess of net investment income	(15,321,702)
Accumulated net realized loss	(60,745,400)
Net unrealized depreciation	(92,118,885)
$367,769,379
Net assets attributable to:
Class III shares	$114,858,650
Class VI shares	$252,910,729
Shares outstanding:
Class III	7,718,280
Class VI	17,005,845
Net asset value per share:
Class III	$14.88
Class VI	$14.87

See accompanying notes to the financial statements.

4

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$15,387,079
Interest	1,339,421
Dividends	82,698
Total investment income	16,809,198
Expenses:
Management fee (Note 3)	594,279
Shareholder service fee – Class III (Note 3)	98,068
Shareholder service fee – Class VI (Note 3)	94,783
Custodian, fund accounting agent and transfer agent fees	91,125
Audit and tax fees	61,348
Legal fees	29,817
Trustees fees and related expenses (Note 3)	11,677
Registration fees	1,748
Miscellaneous	8,274
Total expenses	991,119
Fees and expenses reimbursed by Manager (Note 3)	(177,588)
Expense reductions (Note 2)	(3,411)
Indirectly incurred fees waived or borne by Manager (Note 3)	(31,724)
Shareholder service fee waived (Note 3)	(11,249)
Net expenses	767,147
Net investment income (loss)	16,042,051
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,914,658)
Investments in affiliated issuers	(13,428,367)
Realized gains distributions from affiliated issuers (Note 8)	163,196
Closed futures contracts	(733,923)
Closed swap contracts	6,029
Written options	(363,512)
Foreign currency, forward contracts and foreign currency related transactions	(4,790,311)
Net realized gain (loss)	(22,061,546)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,268,812)
Investments in affiliated issuers	(79,199,513)
Open futures contracts	443,407
Open swap contracts	(12,931,795)
Foreign currency, forward contracts and foreign currency related transactions	1,656,428
Net unrealized gain (loss)	(94,300,285)
Net realized and unrealized gain (loss)	(116,361,831)
Net increase (decrease) in net assets resulting from operations	$(100,319,780)

See accompanying notes to the financial statements.

5

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,042,051	$150,978,933
Net realized gain (loss)	(22,061,546)	(10,341,661)
Change in net unrealized appreciation (depreciation)	(94,300,285)	(30,465,632)
Net increase (decrease) in net assets from operations	(100,319,780)	110,171,640
Distributions to shareholders from:
Net investment income
Class III	(11,449,888)	(26,975,972)
Class IV	—	(14,948,171)
Class VI	(37,250,183)	(347,623,757)
Total distributions from net investment income	(48,700,071)	(389,547,900)
Class III	—	(643,125)
Class IV	—	(654,425)
Class VI	—	(7,445,282)
Total distributions from net realized gains	—	(8,742,832)
	(48,700,071)	(398,290,732)
Net share transactions (Note 7):
Class III	9,787,174	(103,779,537)
Class IV	—	(83,542,832)
Class VI	279,038,782	(1,526,536,264)
Increase (decrease) in net assets resulting from net share transactions	288,825,956	(1,713,858,633)
Redemption fees (Notes 2 and 7):
Class III	20,582	—
Class VI	90,895	—
Increase in net assets resulting from redemption fees	111,477	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	288,937,433	(1,713,858,633)
Total increase (decrease) in net assets	139,917,582	(2,001,977,725)
Net assets:
Beginning of period	227,851,797	2,229,829,522
End of period (including distributions in excess of net investment income of $15,321,702 and $126,305,693, respectively)	$367,769,379	$227,851,797

See accompanying notes to the financial statements.

6

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$23.52		$25.47		$24.96
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.82		1.13		0.75
Net realized and unrealized gain (loss)	(6.90)		(0.21)		0.68
Total from investment operations	(6.08)		0.92		1.43
Less distributions to shareholders:
From net investment income	(2.56)		(2.81)		(0.87)
From net realized gains	—		(0.06)		(0.05)
Total distributions	(2.56)		(2.87)		(0.92)
Net asset value, end of period	$14.88		$23.52		$25.47
Total Return(c)	(26.89)%		3.95%		5.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$114,859		$137,492		$260,205
Net operating expenses to average daily net assets(d)	0.39	%(e)	0.37	%(e)	0.39	%*
Interest expense to average daily net assets	—		0.07%		—
Total net expenses to average daily net assets	0.39	%(e)	0.44	%(e)	0.39	%*
Net investment income to average daily net assets(b)	4.17%		4.51%		4.37	%*
Portfolio turnover rate	56%		131%		37	%††
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.11%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.01		—		—

(a)  Period from June 29, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007(a)
Net asset value, beginning of period	$23.51		$25.48		$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	1.37		1.38		0.83
Net realized and unrealized gain (loss)	(7.43)		(0.45)		0.60
Total from investment operations	(6.06)		0.93		1.43
Less distributions to shareholders:
From net investment income	(2.58)		(2.84)		(0.90)
From net realized gains	—		(0.06)		(0.05)
Total distributions	(2.58)		(2.90)		(0.95)
Net asset value, end of period	$14.87		$23.51		$25.48
Total Return(c)	(26.82)%		4.00%		5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$252,911		$90,360		$1,874,841
Net operating expenses to average daily net assets(d)	0.30	%(e)	0.29	%(e)	0.29	%*
Interest expense to average daily net assets	—		0.07%		—
Total net expenses to average daily net assets	0.30	%(e)	0.36	%(e)	0.29	%*
Net investment income to average daily net assets(b)	7.73%		5.48%		4.33	%*
Portfolio turnover rate	56%		131%		37	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%		0.06%		0.06	%*
Redemption fees consisted of the following per share amounts:†	$0.01		—		—

(a)  Period from May 31, 2006 (commencement of operations) through February 28, 2007.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Inflation Indexed Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the Barclay's Capital U.S. Treasury Inflation Notes Index. The Fund primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its assets in shares of GMO Short-Duration Collateral Fund; in inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; in shares of GMO World Opportunity Overlay Fund; in futures contracts, swap contracts, currency forwards, currency options and other types of derivatives; up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund; and in non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. Government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).

Throughout the year ended February 28, 2009, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

9

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 32.99% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for

10

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $65,489 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$11,878,915	$—
Level 2 - Other Significant Observable Inputs	364,294,526	—
Level 3 - Significant Unobservable Inputs	21,110	—
Total	$376,194,551	$—

11

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(8,510,192)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(8,510,192)

*  Other financial instruments include swap agreements.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$36,437	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	50,020	—
Realized gain distributions paid	(65,489)	—
Change in unrealized appreciation/depreciation	142	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$21,110	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

12

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from

13

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended February 28, 2009, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts		Premiums
Outstanding, beginning of year	$—	$—		$—	$—
Options written	—	—	JPY	(1,508,000,000)	(141,116)
Options exercised	—	—	JPY	1,508,000,000	141,116
Options expired	—	—		—	—
Options sold	—	—		—	—
Outstanding, end of year	$—	$—		$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

14

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender has sold the participation in the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. The Fund had no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying

15

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

16

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

17

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has adopted a tax year-end of December 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of December 31, 2008. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, post-October capital losses, and differing treatment for security transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2008. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$143,642,011	$114,700,709	$(258,342,720)

18

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The tax character of distributions declared to shareholders is as follows:

	12/31/2008	12/31/2007
Ordinary income (including any net short-term capital gain)	$144,796,844	$302,193,959
Total distributions	$144,796,844	$302,193,959

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of December 31, 2008, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$6,472,114

As of December 31, 2008, the Fund elected to defer to January 1, 2009 post-October capital losses of $1,829,159.

As of December 31, 2008, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Such losses expire as follows:

12/31/2015	$(33,561,953)
12/31/2016	(23,863,587)
Total	$(57,425,540)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$486,692,050	$21,110	$(110,518,609)	$(110,497,499)

Utilization of the capital loss carryforwards, post-October capital losses, and future losses, if any, realized subsequent to February 28, 2009 could be subject to limitations imposed by the Code related to share ownership activity.

For the period ended December 31, 2008, the Fund had net realized losses attributed to redemption in-kind transactions of $14,212,292.

19

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at December 31, 2008, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.91% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. These fees are allocated relative to each class's net assets on the share transaction date. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

21

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.018%	0.005%	0.007%	0.030%

22

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $10,676 and $1,806, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$35,077,507	$29,749,801
Investments (non-U.S. Government securities)	438,253,663	104,882,965

Proceeds from sale of securities for in-kind transactions for the year ended February 28, 2009 were $57,609,197.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 78.09% of the outstanding shares of the Fund were held by four shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.04% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 73.79% of the Fund's shares were held by accounts for which the Manager had investment discretion.

23

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,861,784	$80,097,939	7,753,239	$195,318,795
Shares issued to shareholders in reinvestment of distributions	628,052	11,067,193	1,015,942	24,078,255
Shares repurchased	(3,617,561)	(81,377,958)	(13,137,888)	(323,176,587)
Redemption fees	—	20,582	—	—
Net increase (decrease)	1,872,275	$9,807,756	(4,368,707)	$(103,779,537)
	Year Ended February 28, 2009		Period Ended February 13, 2008*
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,496,338	$190,386,804
Shares issued to shareholders in reinvestment of distributions	—	—	637,724	15,178,849
Shares repurchased	—	—	(11,854,634)	(289,108,485)
Net increase (decrease)	—	$—	(3,720,572)	$(83,542,832)
	Year Ended February 28, 2009		Year Ended February 29, 2008
Class VI:	Shares	Amount	Shares	Amount
Shares sold	20,092,219	$400,069,195	81,536,209	$2,064,407,172
Shares issued to shareholders in reinvestment of distributions	1,168,087	18,646,359	14,977,254	355,069,039
Shares repurchased	(8,097,642)	(139,676,772)	(166,263,657)	(3,946,012,475)
Redemption fees	—	90,895	—	—
Net increase (decrease)	13,162,664	$279,129,677	(69,750,194)	$(1,526,536,264)

*  Effective February 13, 2008, all shareholders redeemed or exchanged out of class IV.

24

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,756,250	$14,009,581	$3,826,156	$1,311,874		$97,707	$11,878,915
GMO Short- Duration Collateral Fund	114,960,626	326,884,004	111,786,485	14,075,205	◆	—	238,892,494
GMO Special Purpose Holding Fund	36,437	—	—	—		65,489	21,110
GMO World Opportunity Overlay Fund	44,675,992	96,900,000	34,103,515	—		—	77,532,563
Totals	$166,429,305	$437,793,585	$149,716,156	$15,387,079		$163,196	$328,325,082

◆   The Fund received total distributions in the amount of $47,628,977, of which $33,553,772 was a return of capital.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

26

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$732.70	$1.85
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class VI
1) Actual	0.33%	$1,000.00	$732.60	$1.42
2) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2008 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended December 31, 2008, $7,635,202 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Bond Fund returned -24.5% for the fiscal year ended February 28, 2009, as compared to the -4.1% return for the JPMorgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly, and indirectly, through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund (ECDF), the GMO World Opportunity Overlay Fund (WOOF), and the GMO Short-Duration Collateral Fund (SDCF).

The Fund underperformed the benchmark during the fiscal year by 20.4%. Exposures to SDCF and WOOF were by far the largest negative contributors during the fiscal year, followed by negative contributions from developed interest-rate strategies, exposure to emerging country debt via ECDF, and currency selection.

About 78% of the fiscal year's underperformance was due to price declines in the two funds in which the Fund invests a substantial portion of its total assets: SDCF and WOOF. These funds invest primarily in asset-backed securities. The positions in SDCF and WOOF collateralize the Fund's derivatives positions that seek to deliver the return of the benchmark or to create active exposures in global interest-rate and currency markets.

As the fiscal year was marked by sharply deteriorating liquidity conditions in securitized credit markets, spreads widened to all-time highs in the asset-backed securities held indirectly in the International Bond Fund via holdings of SDCF and WOOF. Such ABS exposure contributed -1,673 bps to the Fund's performance. To increase flexibility, the Fund began holding more U.S. government securities and money market funds. In addition to widening spreads, both SDCF and WOOF's portfolios suffered credit downgrades during the year. SDCF had 123 downgraded securities, and WOOF had 82, representing 27.4% and 25.5% of their respective market values from the beginning of the year. At fiscal year end, 73% of SDCF's portfolio was rated AAA, 8% was rated AA, 2% was rated A, 12% was rated BBB and 5% was rated below BBB. At fiscal year end, 74% of WOOF's portfolio was rated AAA, 6% was rated AA, 2% was rated A, 12% was rated BBB and 6% was rated below BBB.

Further underperformance was attributable to interest-rate and currency strategies. Given the adverse market conditions for interest rates and currencies, characterized by poor liquidity and choppy, gapping prices, the Fund temporarily suspended model-based positions in interest rates and currencies starting in October.

In interest-rate strategies, underperformance of U.S. Treasury principal strips versus LIBOR and other opportunistic trades contributed to developed interest-rate strategy losses. Before model-based interest-rate positions were suspended, Euro-area, U.S., Swedish, and Swiss market positions had contributed positively. Further, the slope and volatility strategies also added value during this time.

GMO International Bond Fund

(A Series of GMO Trust)

Management Discussion and Analysis of Fund Performance — (Continued)

Currency contribution was concentrated before positions were suspended in October. Negative relative currency performance during this time came mainly from the Fund's Swedish krona, Norwegian krone, euro, and New Zealand dollar positions.

A small exposure to emerging country debt also detracted value as spread widening on that asset class contributed negatively, as did negative contributions from both security and country selection.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Bond Fund Class III Shares and the JPMorgan Non-U.S. Government Bond Index As of February 28, 2009

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-26.03%
-2.04%
2.97%
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
2/28/99
$10,000,000
$16,701,330
$13,398,670
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO International Bond Fund
JPMorgan Non-U.S. Government Bond Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a redemption at the end of the stated period and reflects a transaction fee of 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

This page has been left blank intentionally.

GMO International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	91.2%
Short-Term Investments	10.2
Options Purchased	1.7
Loan Participations	0.2
Futures	0.2
Loan Assignments	0.1
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Written Options	(0.6)
Swaps	(1.0)
Forward Currency Contracts	(4.9)
Other	2.9
100.0%
Country Summary**	% of Investments
Japan	45.2%
Euro Region***	44.6
United Kingdom	8.9
Emerging****	3.4
Canada	2.2
Australia	(0.1)
United States	(4.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

****  The "Emerging" exposure is associated with investments in the GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Philippines, Russia, Venezuela, Brazil, Argentina, Columbia, Uruguay, Mexico, Ivory Coast, and Vietnam. Additional information about the Fund's emerging country exposure is available in the financial statements of the GMO Emerging Country Debt Fund.

1

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 18.0%
		Canada — 1.1%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 8.00%, due 06/01/23	2,337,148
		France — 2.9%
		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,187,318
		Germany — 3.3%
		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34	7,056,297
		Japan — 3.1%
		Foreign Government Obligations
JPY	600,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	6,463,671
		United Kingdom — 3.3%
		Foreign Government Obligations
GBP	5,000,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,961,157
		United States — 4.3%
		U.S. Government
USD	9,158,490	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10 (a) (b)	9,035,418
		TOTAL DEBT OBLIGATIONS (COST $41,529,446)	38,041,009

See accompanying notes to the financial statements.

2

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	MUTUAL FUNDS — 77.4%
	United States — 77.4%
	Affiliated Issuers
1,119,196	GMO Emerging Country Debt Fund, Class III	6,547,297
7,084,243	GMO Short-Duration Collateral Fund	121,140,551
37,466	GMO Special Purpose Holding Fund (c) (d)	27,350
1,971,169	GMO World Opportunity Overlay Fund	36,170,948
	Total United States	163,886,146
	TOTAL MUTUAL FUNDS (COST $217,115,278)	163,886,146
	SHORT-TERM INVESTMENTS — 7.2%
	Money Market Funds — 7.2%
15,382,178	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	15,382,178
	TOTAL SHORT-TERM INVESTMENTS (COST $15,382,178)	15,382,178
	TOTAL INVESTMENTS — 102.6% (Cost $274,026,902)	217,309,333
	Other Assets and Liabilities (net) — (2.6%)	(5,545,659)
	TOTAL NET ASSETS — 100.0%	$211,763,674

See accompanying notes to the financial statements.

3

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/31/09	AUD	900,000	$574,334	$(9,766)
4/07/09	CAD	5,600,000	4,401,666	(206,250)
3/10/09	EUR	66,300,000	84,047,938	(7,008,482)
4/14/09	GBP	4,300,000	6,155,194	(148,605)
3/17/09	JPY	6,589,600,000	67,536,447	(4,735,373)
			$162,715,579	$(12,108,476)
Sales
4/07/09	CAD	3,000,000	$2,358,035	$64,602
3/10/09	EUR	10,900,000	13,817,836	1,427,424
			$16,175,871	$1,492,026

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
4/21/09	EUR	1,300,000	SEK	14,040,000	$(88,995)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 10 Yr.	March 2009	$288,884	$(1,451)
7	Australian Government Bond 3 Yr.	March 2009	482,277	2,962
15	Canadian Government Bond 10 Yr.	June 2009	1,464,239	(12,576)
186	Euro BOBL	March 2009	27,589,220	254,595
225	Euro Bund	March 2009	35,634,428	92,530
700	Federal Funds 30 day	March 2009	291,004,528	(3,558)

See accompanying notes to the financial statements.

4

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
57	Japanese Government Bond 10 Yr. (TSE)	March 2009	$81,266,229	$53,088
31	UK Gilt Long Bond	June 2009	5,267,395	(72,779)
			$442,997,200	$312,811
Sales
1	U.S. Long Bond (CBT)	March 2009	$124,609	$(73)
45	U.S. Treasury Note 10 Yr. (CBT)	June 2009	5,401,406	45,920
14	U.S. Treasury Note 2 Yr. (CBT)	June 2009	3,032,531	1,926
			$8,558,546	$47,773

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive◆ (Pay)	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
21,000,000 USD	3/20/2014	Deutsche Bank	(Pay)	1.70%	1.86%	Republic of Italy	N/A	$123,788
15,000,000 USD	3/20/2019	Deutsche Bank	Receive	1.66%	1.81%	Republic of Italy	15,000,000 USD	(154,293)
								$(30,505)
							Premiums to (Pay) Receive	$—

◆  Receive - Fund receives premium and sells credit protection.
  (Pay) - Fund pays premium and buys credit protection.

(1)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)  The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.

5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

As of February 28, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Underlying investment represents interests in defaulted securities.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $56,911,624) (Note 2)	$53,423,187
Investments in affiliated issuers, at value (cost $217,115,278) (Notes 2 and 8)	163,886,146
Cash	4,880,000
Dividends and interest receivable	446,835
Unrealized appreciation on open forward currency contracts (Note 2)	1,492,026
Receivable for open swap contracts (Note 2)	123,788
Receivable for variation margin on open futures contracts (Note 2)	26,707
Receivable for expenses reimbursed by Manager (Note 3)	28,659
Other expense reimbursement from Manager (Note 2)	830,768
Total assets	225,138,116
Liabilities:
Payable to affiliate for (Note 3):
Management fee	41,545
Shareholder service fee	24,927
Trustees and Chief Compliance Officer of GMO Trust fees	710
Unrealized depreciation on open forward currency contracts (Note 2)	12,197,471
Payable for open swap contracts (Note 2)	154,293
Accrued expenses	955,496
Total liabilities	13,374,442
Net assets	$211,763,674
Net assets consist of:
Paid-in capital	$304,787,150
Accumulated undistributed net investment income	36,205,632
Accumulated net realized loss	(62,099,139)
Net unrealized depreciation	(67,129,969)
$211,763,674
Net assets attributable to:
Class III shares	$211,763,674
Shares outstanding:
Class III	34,308,510
Net asset value per share:
Class III	$6.17

See accompanying notes to the financial statements.

7

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$9,649,678
Dividends	94,502
Interest	336,778
Total investment income	10,080,958
Expenses:
Management fee (Note 3)	974,604
Shareholder service fee – Class III (Note 3)	584,762
Custodian, fund accounting agent and transfer agent fees	178,570
Audit and tax fees	70,030
Legal fees	18,400
Trustees fees and related expenses (Note 3)	8,689
Registration fees	3,503
Miscellaneous	5,492
Total expenses	1,844,050
Fees and expenses reimbursed by Manager (Note 3)	(264,543)
Indirectly incurred fees waived or borne by Manager (Note 3)	(51,113)
Shareholder service fee waived (Note 3)	(17,935)
Net expenses	1,510,459
Net investment income (loss)	8,570,499
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,519,186
Investments in affiliated issuers	(35,703,191)
Realized gains distributions from affiliated issuers (Note 8)	416,726
Closed futures contracts	7,701,798
Closed swap contracts	4,769,163
Written options	(1,374,173)
Foreign currency, forward contracts and foreign currency related transactions	(7,047,247)
Net realized gain (loss)	(27,717,738)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,441,902)
Investments in affiliated issuers	(29,011,852)
Open futures contracts	(6,429,000)
Open swap contracts	(1,537,600)
Foreign currency, forward contracts and foreign currency related transactions	(32,091,067)
Net unrealized gain (loss)	(74,511,421)
Net realized and unrealized gain (loss)	(102,229,159)
Net increase (decrease) in net assets resulting from operations	$(93,658,660)

See accompanying notes to the financial statements.

8

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,570,499	$21,814,702
Net realized gain (loss)	(27,717,738)	12,166,724
Change in net unrealized appreciation (depreciation)	(74,511,421)	4,962,721
Net increase (decrease) in net assets from operations	(93,658,660)	38,944,147
Distributions to shareholders from:
Net investment income
Class III	(53,793,041)	(48,502,819)
Net share transactions (Note 7):
Class III	(155,905,746)	74,650,906
Redemption fees (Notes 2 and 7):
Class III	550,622	—
Total increase (decrease) in net assets resulting from net share transactions and redemption fees	(155,355,124)	74,650,906
Total increase (decrease) in net assets	(302,806,825)	65,092,234
Net assets:
Beginning of period	514,570,499	449,478,265
End of period (including accumulated undistributed net investment income of $36,205,632 and $199,241, respectively)	$211,763,674	$514,570,499

See accompanying notes to the financial statements.

9

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009	2008		2007		2006	2005
Net asset value, beginning of period	$9.51	$9.73		$9.57		$10.61	$10.38
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.19	0.41		0.41		0.21	0.17
Net realized and unrealized gain (loss)	(2.32)	0.31		0.38		(0.93)	1.02
Total from investment operations	(2.13)	0.72		0.79		(0.72)	1.19
Less distributions to shareholders:
From net investment income	(1.21)	(0.94)		(0.54)		(0.31)	(0.91)
From net realized gains	—	—		(0.09)		(0.01)	(0.05)
Total distributions	(1.21)	(0.94)		(0.63)		(0.32)	(0.96)
Net asset value, end of period	$6.17	$9.51		$9.73		$9.57	$10.61
Total Return(b)	(24.52)%	8.09%		8.32%		(6.83)%	11.81%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$211,764	$514,570		$449,478		$422,528	$438,365
Net expenses to average daily net assets(c)	0.39%	0.38	%(d)	0.39%		0.39%	0.39%
Net investment income to average daily net assets(a)	2.20%	4.26%		4.17%		2.13%	1.65%
Portfolio turnover rate	47%	51%		32%		36%	51%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.09%	0.07%		0.26	%(e)	0.08%	0.09%
Redemption fees consisted of the following per share amounts:†	$0.01	—		—		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  The net expense ratio does not include the effect of expense reductions.

(e)  Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager (Note 2).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of that of the JPMorgan Non-U.S. Government Bond Index. The Fund typically invests in bonds included in the JPMorgan Non-U.S. Government Bond Index and in securities and instruments with similar characteristics. The Fund seeks additional returns by seeking to exploit differences in global interest rates and currency and emerging country debt markets. The Fund may invest a substantial portion of its total assets in shares of GMO Short-Duration Collateral Fund; in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives; in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; in shares of GMO World Opportunity Overlay Fund; and up to 5% of the Fund's total assets in sovereign debt of emerging countries (including below investment grade securities (also known as "junk bonds")), primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF").

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with the Fund's normal investment strategies) and may not achieve its investment objectives

11

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

during those periods. Recent changes in the credit markets have reduced the liquidity of all types of fixed income securities, including asset-backed securities. The Fund took temporary defensive measures during the last fiscal year.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 41.23% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security

12

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the year ended February 28, 2009, the Fund received $84,846 through SPHF in connection with settlement agreements related to that litigation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$6,547,297	$451,021
Level 2 - Other Significant Observable Inputs	210,734,686	1,492,026
Level 3 - Significant Unobservable Inputs	27,350	123,788
Total	$217,309,333	$2,066,835

*  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(90,437)
Level 2 - Other Significant Observable Inputs	—	(12,197,471)
Level 3 - Significant Unobservable Inputs	—	(154,293)
Total	$—	$(12,442,201)

**  Other financial instruments include forward currency contracts, futures contracts and swap agreements.

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 29, 2008	$47,207	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	64,805	—
Realized gain distributions paid	(84,846)	—
Change in unrealized appreciation/depreciation	184	(30,505)
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$27,350	$(30,505)

***  Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In the case of an index option, settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option. In the event that the Fund writes uncovered put or call options (i.e. options for investments that the Fund does not own), it bears the risk of substantial losses if the price of the underlying instrument increases during the term of the option. Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no open written option contracts outstanding at the end of the period.

For the year ended February 28, 2009, the Fund's investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal of Contracts	Amount Premiums	Principal of Contracts		Amount Premiums
Outstanding, beginning of year	$—	$—		—	$—
Options written	—	—	JPY	5,701,000,000	533,496
Options exercised	—	—	JPY	(5,701,000,000)	(533,496)
Options expired	—	—		—	—
Options sold	—	—		—	—
Outstanding, end of year	$—	$—		—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are deducted from the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry standard models.

Indexed securities

The Fund may invest in indexed securities. Indexed securities are securities whose redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which investing through conventional securities is difficult. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations under the reverse repurchase agreement into which it has entered. Reverse repurchase agreements expose the Fund to the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase them under the agreement. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund's right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100). The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, derivative contract transactions, foreign currency transactions, partnership interest tax allocations, losses on wash sale transactions, post-October capital losses and differing treatment for security transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$81,228,933	$(10,706,310)	$(70,522,623)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$53,793,041	$48,502,819
Total distributions	$53,793,041	$48,502,819

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$20,822,918

As of February 28, 2009, the Fund elected to defer March 1, 2009 post-October capital losses of $8,848,476.

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Such losses expire as follows:

2/28/2015	$(23,687,952)
2/29/2016	(507,910)
2/28/2017	(14,485,912)
Total	$(38,681,774)

Utilization of the capital loss carryforwards, post-October capital losses and future losses, if any, realized subsequent to February 28, 2009 could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$283,882,887	$27,350	$(66,600,904)	$(66,573,554)

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a payment, estimated to be, $830,768 to the Internal Revenue Service ("IRS") related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund's payment to the IRS.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective October 8, 2008, the Fund instituted a fee on cash redemptions of 0.97% of the amount redeemed. Effective October 21, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash redemption is offset by a corresponding cash purchase on the same day, the Fund will ordinarily waive or reduce the redemption fee with respect to that portion. In addition, the Fund may waive or reduce the redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid

22

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

To manage the Fund's cash collateral needs in extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund's derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures without replacing them with benchmark securities will tend to cause the performance of the Fund to track its benchmark less closely and make the Fund's performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund expects to honor nearly all redemptions of its shares in-kind for the foreseeable future. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices. To the extent that the Fund honors redemptions in cash, redeeming shareholders will bear the redemption fees described in the Purchases and Redemptions of Fund Shares note.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Agreements") with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include standard representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other standard provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material impact on the Fund's operations. Due to declines in the net assets of the Fund during the year ended February 28, 2009, one or more counterparties may be entitled to terminate early but none has taken such action.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

23

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.25% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes). In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2009 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's Excluded Expenses), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.018%	0.005%	0.007%	0.030%

24

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $8,020 and $2,726, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2009, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$28,596,888	$19,045,988
Investments (non-U.S. Government securities)	144,198,263	352,310,355

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 60.24% of the outstanding shares of the Fund were held by three shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 2.17% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 26.63% of the Fund's shares were held by accounts for which the Manager had investment discretion.

25

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	251,099	$2,399,856	17,938,459	$170,818,174
Shares issued to shareholders in reinvestment of distributions	6,462,644	51,930,698	5,136,298	46,494,576
Shares repurchased	(26,487,403)	(210,236,300)	(15,192,711)	(142,661,844)
Redemption Fees	—	550,622	—	—
Net increase (decrease)	(19,773,660)	$(155,355,124)	7,882,046	$74,650,906

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$15,711,607	$1,125,728	$4,800,000	$793,848		$331,880	$6,547,297
GMO Short-Duration Collateral Fund	362,492,061	98,652,165	280,879,778	8,855,830	◆	—	121,140,551
GMO Special Purpose Holding Fund	47,207	—	—	—		84,846	27,350
GMO World Opportunity Overlay Fund	99,460,635	10,600,000	58,100,000	—		—	36,170,948
Totals	$477,711,510	$110,377,893	$343,779,778	$9,649,678		$416,726	$163,886,146

◆  The Fund received total distributions in the amount of $24,564,273, of which $15,708,443 was a return of capital.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

27

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.42%	$1,000.00	$800.40	$1.87
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 0 days in the period, divided by 365 days in the year.

28

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $6,519,998 or if determined to be different, the qualified interest income of such year.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Benchmark-Free Allocation Fund returned -15.1% for the fiscal year ended February 28, 2009, as compared to +0.2% for the CPI Index. During the fiscal year the Fund was exposed to a range of asset classes through direct investment and indirectly through its investment in underlying GMO mutual funds. The Fund received fixed income securities from certain underlying GMO mutual funds during the year via an in-kind transaction.

Implementation was negative, detracting 0.2%, as several of the underlying GMO mutual funds underperformed their respective benchmarks. The GMO Strategic Fixed Income Fund was the primary driver of the underperformance.

Asset allocation detracted 14.7%. The Fund's weightings in equities and exposure to fixed income drove the underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index As of February 28, 2009

$22,000,000
$21,000,000
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2003
2004
2005
2006
2007
2008
2009
7/23/03
$9,990,000
$16,895,400
$11,548,920
$9,418,820
GMO Benchmark-Free Allocation Fund
CPI Index
MSCI World Index

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III			7/23/03
	-16.89%	6.06%	9.80%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	56.9%
Cash and Cash Equivalents	24.8
Debt Obligations	24.5
Short-Term Investments	13.7
Preferred Stocks	0.5
Options Purchased	0.5
Investment Funds	0.2
Forward Currency Contracts	0.1
Loan Participations	0.1
Loan Assignments	0.0
Private Equity Securities	0.0
Rights and Warrants	0.0
Convertible Securities	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Written Options	(0.2)
Futures	(11.1)
Swaps	(12.2)
Other	2.2
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Country / Region Summary**	% of Investments
United States	92.0%
Japan	2.1
Brazil	1.3
Korea	1.0
Taiwan	0.8
China	0.6
Sweden	0.6
South Africa	0.5
Russia	0.4
Turkey	0.4
Philippines	0.3
Thailand	0.3
Argentina	0.1
Canada	0.1
Colombia	0.1
Egypt	0.1
India	0.1
Indonesia	0.1
Israel	0.1
Ivory Coast	0.1
Malaysia	0.1
Mexico	0.1
Poland	0.1
Switzerland	0.1
Uruguay	0.1
Venezuela	0.1
Singapore	(0.1)
Hong Kong	(0.4)
United Kingdom	(0.5)
Euro Region***	(0.7)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 3.9%
	Asset-Backed Securities — 3.9%
	Auto Financing — 0.6%
800,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	770,576
100,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.56%, due 02/15/11	77,270
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.81%, due 07/15/14	536,375
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.30%, due 11/10/14	394,000
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	210,600
500,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	325,000
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.46%, due 03/15/13	1,129,982
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	780,000
600,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.66%, due 07/15/11	552,188
600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 06/17/13	569,112
600,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.46%, due 05/15/12	486,000
667,703	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	600,933
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	737,000
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	840,000
	Total Auto Financing	8,009,036
	Bank Loan Collateralized Debt Obligations — 0.1%
1,840,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.68%, due 07/05/11	1,630,350

See accompanying notes to the financial statements.

3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Business Loans — 0.3%
549,873	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.84%, due 01/25/35	383,041
534,006	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.75%, due 05/15/32	380,629
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.48%, due 07/20/12	1,148,153
1,458,843	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 09/25/30	700,245
700,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.58%, due 02/25/13	600,530
600,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.51%, due 03/13/12	492,900
	Total Business Loans	3,705,498
	CMBS — 0.3%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.59%, due 12/15/20	517,230
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	734,014
178,376	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 11/05/21	147,941
822,268	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 03/06/20	649,839
1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	968,264
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	435,781
140,111	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	134,991
531,911	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.55%, due 09/15/21	372,337
	Total CMBS	3,960,397
	CMBS Collateralized Debt Obligations — 0.1%
1,600,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 2.05%, due 11/23/52	128,000
1,724,065	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.82%, due 06/28/19	1,241,327
	Total CMBS Collateralized Debt Obligations	1,369,327

See accompanying notes to the financial statements.

4

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Credit Cards — 0.7%
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.50%, due 02/15/13	1,330,336
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.38%, due 06/16/14	1,709,618
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	481,663
800,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	722,640
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.83%, due 10/16/13	1,435,200
1,200,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.50%, due 03/15/13	1,110,576
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.51%, due 04/15/13	941,188
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.61%, due 01/15/14	183,058
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	628,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.59%, due 02/15/17	922,454
	Total Credit Cards	9,464,733
	Equipment Leases — 0.1%
800,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.41%, due 08/15/14	716,000
1,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.71%, due 06/14/11	895,000
	Total Equipment Leases	1,611,000
	Insurance Premiums — 0.1%
800,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 12/15/11	765,760
	Insured Auto Financing — 0.3%
130,733	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.53%, due 05/06/12	120,258

See accompanying notes to the financial statements.

5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
1,400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.49%, due 10/06/13	938,420
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.95%, due 03/08/16	422,728
200,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	191,328
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.47%, due 07/15/13	638,008
953,066	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.97%, due 04/16/12	887,086
1,100,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 1.11%, due 10/15/14	749,133
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	776,490
	Total Insured Auto Financing	4,723,451
	Insured Credit Cards — 0.1%
1,200,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, 1 mo. LIBOR + .12%, 0.58%, due 03/15/11	1,198,425
	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	500,000
860,283	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 12/15/41	548,060
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	256,325
	Total Insured Other	1,304,385
	Insured Residential Asset-Backed Securities (United States) — 0.0%
530,624	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.69%, due 11/25/35	122,574

See accompanying notes to the financial statements.

6

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
233,461	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.80%, due 01/25/35	95,720
116,677	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 1.02%, due 08/15/30	51,290
368,667	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.69%, due 06/25/34	143,975
	Total Insured Residential Mortgage-Backed Securities (United States)	290,985
	Insured Time Share — 0.0%
37,232	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.65%, due 05/20/16	30,020
201,924	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.65%, due 05/20/17	145,322
	Total Insured Time Share	175,342
	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
1,600,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 2.18%, due 12/20/09	885,600
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 2.05%, due 03/20/10	388,000
1,400,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.95%, due 06/22/10	339,920
	Total Investment Grade Corporate Collateralized Debt Obligations	1,613,520
	Residential Asset-Backed Securities (United States) — 0.6%
29,142	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.61%, due 02/25/36	4,659
1,074,698	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 11/25/36	561,863
600,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	151,125
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.62%, due 10/25/36	565,440
122,119	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.53%, due 11/25/36	112,899

See accompanying notes to the financial statements.

7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
597,419	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.80%, due 05/28/39	398,717
938,802	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 05/28/39	626,181
560,302	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 02/25/37	467,852
1,200,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.63%, due 06/25/36	816,240
723,260	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.55%, due 03/25/37	663,230
117,977	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.77%, due 04/25/34	21,015
800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 04/25/36	317,000
509,895	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.57%, due 08/25/36	451,894
888,990	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 01/20/35	552,424
600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	240,000
2,400,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 08/25/36	600,000
841,175	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	92,529
403,935	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.59%, due 02/25/37	316,142
1,150,778	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 04/25/37	909,115
1,154,263	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.72%, due 01/25/36	895,131
	Total Residential Asset-Backed Securities (United States)	8,763,456
	Residential Mortgage-Backed Securities (Australian) — 0.1%
720,387	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.72%, due 09/27/35	575,359
320,304	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 2.31%, due 12/08/36	246,637

See accompanying notes to the financial statements.

8

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
826,209	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 2.05%, due 06/14/37	674,962
398,166	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.42%, due 01/12/37	328,360
	Total Residential Mortgage-Backed Securities (Australian)	1,825,318
	Residential Mortgage-Backed Securities (European) — 0.2%
700,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.64%, due 09/20/66	636,160
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	565,110
279,369	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.51%, due 12/20/54	173,209
41,720	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.45%, due 05/15/34	38,533
572,565	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 2.10%, due 09/15/39	499,609
800,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.32%, due 02/12/16	699,200
350,000	Permanent Financing Plc, Series 4, Class 3A, 3 mo. LIBOR + .14%, 2.33%, due 03/10/24	349,359
	Total Residential Mortgage-Backed Securities (European)	2,961,180
	Residential Mortgage-Backed Securities (United States) — 0.0%
129,500	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.77%, due 08/25/35	53,095
	Student Loans — 0.1%
1,500,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.18%, due 04/25/22	1,464,450
	Time Share — 0.0%
287,940	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.47%, due 02/20/20	244,479
	Total Asset-Backed Securities	55,256,761

See accompanying notes to the financial statements.

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	U.S. Government Agency — 0.0%
66,850	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.90%, due 10/01/12 (a)	64,515
201,584	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.07%, due 10/01/11 (a)	194,851
200,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.00%, due 01/01/12 (a)	191,978
	Total U.S. Government Agency	451,344
	TOTAL DEBT OBLIGATIONS (COST $60,280,576)	55,708,105
	MUTUAL FUNDS — 95.1%
	Affiliated Issuers — 95.1%
75,355,860	GMO Alpha Only Fund, Class IV	434,803,314
746,276	GMO Alternative Asset Opportunity Fund	16,373,298
3,603,614	GMO Emerging Country Debt Fund, Class IV	21,081,143
10,333,178	GMO Emerging Markets Fund, Class VI	64,789,027
3,031,314	GMO Flexible Equities Fund, Class VI	46,651,926
10,171,588	GMO International Small Companies Fund, Class III	42,720,670
1,769,722	GMO Special Situations Fund, Class VI	45,145,613
15,899,118	GMO Strategic Fixed Income Fund, Class VI	275,849,692
28,330,407	GMO U.S. Quality Equity Fund, Class VI	401,725,164
935,677	GMO World Opportunity Overlay Fund	17,169,667
	TOTAL MUTUAL FUNDS (COST $1,865,631,447)	1,366,309,514

See accompanying notes to the financial statements.

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%
	Money Market Funds — 1.0%
14,873,128	State Street Institutional U.S. Government Money Market Fund-Institutional Class	14,873,128
	TOTAL SHORT-TERM INVESTMENTS (COST $14,873,128)	14,873,128
	TOTAL INVESTMENTS — 100.0% (Cost $1,940,785,151)	1,436,890,747
	Other Assets and Liabilities (net) — 0.00%	60,003
	TOTAL NET ASSETS — 100.0%	$1,436,950,750

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $75,153,704) (Note 2)	$70,581,233
Investments in affiliated issuers, at value (cost $1,865,631,447) (Notes 2 and 8)	1,366,309,514
Receivable for investments sold	35,149
Receivable for Fund shares sold	10,759,373
Interest receivable	87,479
Receivable for expenses reimbursed by Manager (Note 3)	9,772
Miscellaneous receivable	10,770
Total assets	1,447,793,290
Liabilities:
Payable for investments purchased	10,771,958
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	4,743
Accrued expenses	65,839
Total liabilities	10,842,540
Net assets	$1,436,950,750
Net assets consist of:
Paid-in capital	$1,945,874,201
Distributions in excess of net investment income	(13,947,767)
Accumulated net realized gain	8,918,720
Net unrealized depreciation	(503,894,404)
$1,436,950,750
Net assets attributable to:
Class III shares	$1,436,950,750
Shares outstanding:
Class III	82,048,049
Net asset value per share:
Class III	$17.51

See accompanying notes to the financial statements.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$216,163,148
Interest	1,657,025
Total investment income	217,820,173
Expenses:
Custodian, fund accounting agent and transfer agent fees	49,153
Audit and tax fees	31,829
Legal fees	38,948
Chief Compliance Officer (Note 3)	11,194
Trustees fees and related expenses (Note 3)	26,698
Registration fees	4,669
Miscellaneous	7,248
Total expenses	169,739
Fees and expenses reimbursed by Manager (Note 3)	(131,847)
Expense reductions (Note 2)	(64)
Net expenses	37,828
Net investment income (loss)	217,782,345
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(292,903)
Investments in affiliated issuers	(86,021,943)
Realized gains distributions from affiliated issuers (Note 8)	119,483,196
Net realized gain (loss)	33,168,350
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,572,471)
Investments in affiliated issuers	(494,607,766)
Net unrealized gain (loss)	(499,180,237)
Net realized and unrealized gain (loss)	(466,011,887)
Net increase (decrease) in net assets resulting from operations	$(248,229,542)

See accompanying notes to the financial statements.

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$217,782,345	$62,933,065
Net realized gain (loss)	33,168,350	145,547,623
Change in net unrealized appreciation (depreciation)	(499,180,237)	(101,039,835)
Net increase (decrease) in net assets from operations	(248,229,542)	107,440,853
Distributions to shareholders from:
Net investment income
Class III	(249,189,711)	(64,024,461)
Net realized gains
Class III	(37,083,602)	(155,574,713)
	(286,273,313)	(219,599,174)
Net share transactions (Note 7):
Class III	361,232,562	425,678,284
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	154,811	149,820
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	361,387,373	425,828,104
Total increase (decrease) in net assets	(173,115,482)	313,669,783
Net assets:
Beginning of period	1,610,066,232	1,296,396,449
End of period (including distributions in excess of net investment income of $13,947,767 and accumulated undistributed net investment income of $5,684,233, respectively)	$1,436,950,750	$1,610,066,232

See accompanying notes to the financial statements.

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$25.30		$26.92		$27.76	$26.50	$24.28
Income (loss) from investment operations:
Net investment income (loss)(a)†	3.21		1.19		0.80	1.26	0.98
Net realized and unrealized gain (loss)	(6.72)		1.18		1.63	2.93	3.00
Total from investment operations	(3.51)		2.37		2.43	4.19	3.98
Less distributions to shareholders:
From net investment income	(3.71)		(1.12)		(1.16)	(1.51)	(0.99)
From net realized gains	(0.57)		(2.87)		(2.11)	(1.42)	(0.77)
Total distributions	(4.28)		(3.99)		(3.27)	(2.93)	(1.76)
Net asset value, end of period	$17.51		$25.30		$26.92	$27.76	$26.50
Total Return(b)	(15.11)%		8.60%		9.31%	16.50%	16.74%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,436,951		$1,610,066		$1,296,396	$1,207,625	$1,068,099
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	14.05%		4.30%		2.94%	4.64%	3.92%
Portfolio turnover rate	40%		57%		45%	47%	50%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.01%		0.01%		0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00 (f)	$0.00 (f)	$0.07

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Benchmark-Free Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks a positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). The Fund is a fund of funds and invests primarily in shares of other GMO Funds ("underlying funds"), which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund. In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. While the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

The Fund currently limits subscriptions due to capacity considerations.

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 18.09% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 7.35% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued debt securities using indicative bids received from primary pricing sources.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,240,969,010	$—
Level 2 - Other Significant Observable Inputs	140,213,632	—
Level 3 - Significant Unobservable Inputs	55,708,105	—
Total	$1,436,890,747	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accrued discounts/premiums	653,375	—
Realized gain (loss)	551,395	—
Change in unrealized appreciation/depreciation	(4,586,861)	—
Net purchases (sales)	59,090,196	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$55,708,105	$—

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

19

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, partnership interest tax allocations, losses on wash sale transactions, amortization and accretion of debt securities, and redemption-in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$11,775,366	$(11,031,123)	$(744,243)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$249,189,711	$64,214,608
Net long-term capital gain	37,083,602	155,384,566
Total distributions	$286,273,313	$219,599,174

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$11,604,457
Undistributed net long-term capital gain	$1,382,594

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,958,801,249	$10,400,955	$(532,311,457)	$(521,910,502)

For the year ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $744,243.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary, and the Manager has a conflict in allocating among the underlying funds. (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases of Fund shares was changed to 0.13% of the amount invested and the fee on cash redemptions was changed to 0.12% of the amount redeemed. Effective September 30, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.01% of the amount invested or redeemed. Effective October 8, 2008, the fee on cash redemptions was changed to 0.30% of the amount redeemed. Effective October 21, 2008, the premium on cash purchases was changed to 0.10% of the amount invested and the fee on cash redemptions was changed to 0.72% of the amount redeemed. Effective November 24, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the premium on cash purchases was 0.10% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the redemption fees may be waived at the Manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemptions fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in-capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

22

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund an advisory fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.415%	0.071%	0.005%	0.491%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $21,812 and $11,194, respectively. The compensation and expenses of the CCO are included in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $1,021,300,463 and $618,482,001, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 28, 2009 were 96,781,930 and 96,781,930, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 22.51% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 1.10% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 97.26% of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,802,830	$125,161,583	9,819,038	$279,628,825
Shares issued to shareholders in reinvestment of distributions	14,154,108	273,113,176	7,959,463	209,394,517
Shares repurchased	(1,546,197)	(37,042,197)	(2,301,160)	(63,345,058)
Purchase premiums	—	97,972	—	7,597
Redemption fees	—	56,839	—	142,223
Net increase (decrease)	18,410,741	$361,387,373	15,477,341	$425,828,104

24

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$407,035,363	$450,879,144	$218,772,424	$184,628,593	$82,726,158	$434,803,314
GMO Alternative Asset Opportunity Fund	24,885,255	—	134,760	—	—	16,373,298
GMO Emerging Country Debt Fund, Class IV	32,949,175	2,508,930	145,509	2,772,449	695,994	21,081,143
GMO Emerging Markets Fund, Class VI	285,823,205	179,090,131	320,065,726	1,236,621	33,853,509	64,789,027
GMO Flexible Equities Fund, Class VI	—	60,229,753	—	7,208	—	46,651,926
GMO International Small Companies Fund, Class III	—	52,680,453	—	1,180,453	—	42,720,670
GMO Special Situations Fund, Class VI	80,727,015	—	45,980,720	—	—	45,145,613
GMO Strategic Fixed Income Fund, Class VI	488,748,982	18,876,276	117,097,469	18,736,964	—	275,849,692
GMO U.S. Core Equity Fund, Class VI	2,807	46	1,815	46	—	—
GMO U.S. Quality Equity Fund, Class VI	289,904,690	258,667,216	2,388,066	7,600,814	2,207,535	401,725,164
GMO World Opportunity Overlay Fund	—	18,522,133	4,865	—	—	17,169,667
Totals	$1,610,076,492	$1,041,454,082	$704,591,354	$216,163,148	$119,483,196	$1,366,309,514

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

26

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$870.50	$2.23
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $37,083,602 from long-term capital gains.

For taxable, non-corporate shareholders, 8.06% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 4.70% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $20,325,691 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Balanced Asset Allocation Fund returned -24.3% for the fiscal year ended February 28, 2009, as compared to -33.6% for the Fund's benchmark, the GMO Global Balanced Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays Capital U.S. Aggregate Index). During the fiscal year the Fund was exposed to global equity and fixed income securities through direct investment and indirectly through its investment in underlying GMO mutual funds. The Fund received fixed income securities from certain underlying GMO mutual funds during the year via an in-kind transaction.

Implementation was slightly positive, as the GMO U.S. Quality Equity Fund and the GMO International Intrinsic Value Fund outperformed their respective benchmarks.

Asset allocation was responsible for the bulk of the fund's outperformance of its benchmark. The Fund's underweight to global equities and overweight to fixed income were the primary drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index As of February 28, 2009

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/99
$9,991,000
$17,886,900
$17,260,060
$10,484,390
$8,936,250
$8,175,970
GMO Global Balanced Asset Allocation Fund
GMO Global Balanced Asset Allocation Index**
MSCI AC World Index
Barclays Capital U.S. Aggregate Index
GMO Global Balanced Index*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-25.88%	0.77%	5.99%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and 2.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*  The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI (All Country World Index) ex-U.S. Index and 35% Barclays Capital U.S. Aggregate Index prior to 3/31/2007 and 65% MSCI ACWI (All Country World Index) Index and 35% Barclays Capital U.S. Aggregate Index thereafter.

**  The GMO Global Balanced Asset Allocation Index is comprised of MSCI ACWI (All Country World Index) prior to 6/30/2002 and GMO Global Balanced Index thereafter.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	60.4%
Debt Obligations	24.7
Cash and Cash Equivalents	13.8
Short-Term Investments	11.0
Preferred Stocks	0.8
Options Purchased	0.3
Investment Funds	0.2
Private Equity Securities	0.0
Loan Participations	0.0
Loan Assignments	0.0
Convertible Securities	0.0
Forward Currency Contracts	0.0
Rights and Warrants	0.0
Promissory Notes	0.0
Reverse Repurchase Agreements	(0.0)
Written Options	(0.2)
Futures	(6.3)
Swaps	(6.8)
Other	2.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Country / Region Summary**	% of Investments
United States	74.1%
Japan	6.1
Euro Region***	5.2
United Kingdom	3.8
Switzerland	2.2
Brazil	1.3
Korea	1.2
Taiwan	1.0
China	0.9
South Africa	0.5
Sweden	0.5
Canada	0.4
Russia	0.4
Thailand	0.4
Turkey	0.4
Denmark	0.3
Hong Kong	0.2
Malaysia	0.2
Singapore	0.2
Egypt	0.1
India	0.1
Israel	0.1
Mexico	0.1
Norway	0.1
Philippines	0.1
Poland	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 4.4%
	Asset-Backed Securities — 4.3%
	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 1.79%, due 10/20/44	15,000
	Airlines — 0.0%
600,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.94%, due 05/15/24	150,000
	Auto Financing — 0.6%
1,600,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.70%, due 08/15/13	1,541,152
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.86%, due 02/18/14	739,350
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.81%, due 07/15/14	153,250
400,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.56%, due 02/15/11	309,080
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 2.11%, due 08/15/13	613,272
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	491,400
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.30%, due 11/10/14	472,800
900,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.49%, due 11/15/11	585,000
800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.50%, due 02/15/12	721,168
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.84%, due 07/15/12	375,150
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.46%, due 03/15/13	887,843
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.71%, due 06/15/13	1,320,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.42%, due 05/20/16	219,660

See accompanying notes to the financial statements.

3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Auto Financing — continued
1,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.66%, due 07/15/11	920,312
1,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 06/17/13	948,520
1,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.46%, due 05/15/12	810,000
1,112,839	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 08/15/11	1,001,555
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.56%, due 06/15/12	737,000
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 1.11%, due 10/15/12	327,500
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.73%, due 12/15/16	770,000
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.62%, due 03/20/14	362,232
600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.46%, due 11/15/12	549,786
	Total Auto Financing	14,856,030
	Bank Loan Collateralized Debt Obligations — 0.1%
508,509	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.70%, due 06/20/25	483,243
880,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.68%, due 07/05/11	779,733
	Total Bank Loan Collateralized Debt Obligations	1,262,976
	Business Loans — 0.3%
663,914	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 1.38%, due 08/16/19	519,314
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.77%, due 12/25/37	698,200
113,657	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.83%, due 04/25/34	80,492
73,316	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.84%, due 01/25/35	51,072

See accompanying notes to the financial statements.

4

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Business Loans — continued
373,755	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.86%, due 01/25/36	238,904
308,784	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.71%, due 07/25/37	230,487
270,318	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.60%, due 03/20/17	216,309
143,702	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.59%, due 08/22/16	123,153
500,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, 1 mo. LIBOR + .06%, 0.52%, due 07/15/12	461,426
106,801	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.75%, due 05/15/32	76,126
146,750	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.70%, due 11/15/33	95,160
900,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.48%, due 10/20/11	745,065
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.48%, due 07/20/12	1,004,634
176,284	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 1.12%, due 10/25/37	137,501
800,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.32%, due 10/25/37	416,000
287,319	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 02/25/30	137,913
251,525	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.72%, due 09/25/30	120,732
800,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.58%, due 02/25/13	686,320
700,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.51%, due 03/13/12	575,050
19,943	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 1.46%, due 09/15/17	17,155
	Total Business Loans	6,631,013

See accompanying notes to the financial statements.

5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	CMBS — 0.3%
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.58%, due 07/15/44	510,440
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.59%, due 12/15/20	812,790
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	825,765
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	437,927
124,863	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 11/05/21	103,559
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	791,156
213,181	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.54%, due 03/06/20	168,477
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.58%, due 03/06/20	223,770
297,334	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.58%, due 02/15/20	223,000
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,232,336
110,085	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.54%, due 09/15/21	77,059
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	784,406
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	256,548
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	294,324
140,111	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	134,991
864,355	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.55%, due 09/15/21	605,049
	Total CMBS	7,481,597
	CMBS Collateralized Debt Obligations — 0.1%
500,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 2.05%, due 11/23/52	40,000
432,799	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	331,914
700,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.79%, due 08/26/30	315,000
800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.80%, due 05/25/46	295,750
	Total CMBS Collateralized Debt Obligations	982,664

See accompanying notes to the financial statements.

6

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)		Description	Value ($)
		Collateralized Loan Obligations — 0.0%
	290,476	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 1.73%, due 02/25/13	264,532
		Credit Cards — 0.8%
	1,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.50%, due 02/15/13	1,805,456
	700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.49%, due 12/15/13	641,123
	300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.66%, due 09/15/11	286,638
	100,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.48%, due 03/15/14	89,440
	1,100,000	Cabela's Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.46%, due 09/15/14	905,025
	700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.38%, due 06/16/14	629,859
	800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.47%, due 08/15/13	743,600
	200,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.49%, due 03/16/15	170,740
	500,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.53%, due 05/15/13	473,490
	600,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.56%, due 03/17/14	548,250
	1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.71%, due 09/15/17	894,517
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + 0.10%, 1.97%, due 05/24/13	1,259,772
	1,300,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.57%, due 12/23/13	1,174,290
	400,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.83%, due 10/16/13	358,800
	400,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.52%, due 06/18/13	358,000
	500,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.55%, due 06/16/15	372,031

See accompanying notes to the financial statements.

7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Credit Cards — continued
1,900,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.49%, due 01/16/14	1,668,466
100,000	Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.47%, due 08/15/12	94,500
700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.50%, due 03/15/13	647,836
1,200,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.47%, due 06/15/13	1,095,000
1,300,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.51%, due 04/15/13	1,112,313
600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 1.01%, due 07/15/13	499,875
400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.61%, due 01/15/14	366,116
1,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.26%, due 05/15/13	1,020,500
1,400,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, 1 mo. LIBOR + .18%, 0.64%, due 03/15/13	1,372,896
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.59%, due 02/15/17	283,832
	Total Credit Cards	18,872,365
	Equipment Leases — 0.1%
400,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.41%, due 08/15/14	358,000
600,000	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 1.06%, due 10/17/11	584,316
1,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.71%, due 06/14/11	984,500
	Total Equipment Leases	1,926,816
	Insurance Premiums — 0.0%
1,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.51%, due 12/15/11	957,200

See accompanying notes to the financial statements.

8

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Auto Financing — 0.3%
300,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.59%, due 04/20/11	243,984
800,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.49%, due 10/06/13	536,240
326,832	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.53%, due 05/06/12	300,646
500,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.50%, due 12/06/13	325,000
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.25%, due 06/06/14	272,845
287,966	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.48%, due 05/07/12	264,929
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.95%, due 03/08/16	422,728
400,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .14%, 0.61%, due 05/20/10	382,656
876,137	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.47%, due 12/15/12	794,043
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.47%, due 07/15/13	638,008
200,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.48%, due 11/15/13	140,066
857,760	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.97%, due 04/16/12	798,377
100,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.67%, due 02/25/11	76,610
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.72%, due 11/25/11	177,807
1,300,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.51%, due 09/15/14	884,938
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 1.11%, due 10/15/14	544,824
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.65%, due 07/14/14	1,200,030
135,584	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	124,059
	Total Insured Auto Financing	8,127,790

See accompanying notes to the financial statements.

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Business Loans — 0.0%
324,814	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.91%, due 10/25/30	64,963
	Insured Credit Cards — 0.1%
1,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, 1 mo. LIBOR + .12%, 0.58%, due 03/15/11	998,687
	Insured High Yield Collateralized Debt Obligations — 0.0%
149,799	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 3.06%, due 05/22/13	106,791
500,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 1.60%, due 12/16/15	400,000
	Total Insured High Yield Collateralized Debt Obligations	506,791
	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	560,000
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	750,000
843,644	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 09/15/41	530,357
860,283	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.66%, due 12/15/41	548,060
633,413	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.68%, due 01/05/14	401,584
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	18,138
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	92,277
	Total Insured Other	2,900,416
	Insured Residential Asset-Backed Securities (United States) — 0.0%
108,046	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	61,587
134,765	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.85%, due 12/25/33	76,816

See accompanying notes to the financial statements.

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Residential Asset-Backed Securities (United States) — continued
35,049	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.80%, due 03/25/34	22,291
985,445	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.69%, due 11/25/35	227,638
	Total Insured Residential Asset-Backed Securities (United States)	388,332
	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
19,291	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.81%, due 10/25/34	9,260
44,168	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.80%, due 01/25/35	18,109
551,612	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.61%, due 06/15/37	137,903
300,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.70%, due 10/25/34	270,000
20,807	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.93%, due 07/25/29	11,380
25,056	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 1.02%, due 08/15/30	10,945
48,301	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.91%, due 06/25/34	11,592
11,839	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.76%, due 12/25/32	5,753
195,058	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.66%, due 11/25/35	97,529
78,150	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.84%, due 09/27/32	44,792
68,272	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.69%, due 06/25/34	26,662
	Total Insured Residential Mortgage-Backed Securities (United States)	643,925
	Insured Time Share — 0.0%
37,232	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.65%, due 05/20/16	30,020
91,784	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.65%, due 05/20/17	66,056

See accompanying notes to the financial statements.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Insured Time Share — continued
162,354	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.62%, due 05/20/18	123,016
193,917	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.92%, due 03/20/19	135,681
543,565	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.47%, due 09/20/19	333,344
	Total Insured Time Share	688,117
	Insured Transportation — 0.0%
206,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.76%, due 04/17/19	111,600
	Investment Grade Corporate Collateralized Debt Obligations — 0.2%
1,000,000	Counts Trust, Series 04-2, 144A, 3 mo. LIBOR + .95%, 2.48%, due 09/20/09	960,820
1,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, 3 mo. LIBOR + .80%, 3.58%, due 08/05/09	628,500
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.98%, due 12/20/09	688,500
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 2.18%, due 12/20/09	553,500
1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.98%, due 03/20/10	487,500
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 2.05%, due 03/20/10	388,000
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.93%, due 12/20/10	403,500
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.82%, due 06/20/13	168,500
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 2.23%, due 08/01/11	572,700
1,000,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.95%, due 06/22/10	242,800
	Total Investment Grade Corporate Collateralized Debt Obligations	5,094,320

See accompanying notes to the financial statements.

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — 0.6%
74,371	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.52%, due 02/25/37	66,190
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.86%, due 01/25/35	16,277
700,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.57%, due 07/25/36	298,046
348,820	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.56%, due 06/25/36	232,743
307,056	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 11/25/36	160,532
116,566	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.61%, due 02/25/36	18,637
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 04/25/36	147,324
391,475	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.56%, due 01/25/37	236,494
149,888	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 09/25/35	16,846
307,028	ACE Securities Corp., Series 06-ASP1, Class A2B, 1 mo. LIBOR + .15%, 0.62%, due 12/25/35	185,082
193,109	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.74%, due 09/25/35	117,797
391,729	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.57%, due 08/25/36	195,865
400,000	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.64%, due 06/25/36	15,092
391,385	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.61%, due 03/25/36	263,296
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.65%, due 03/25/36	107,688
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 05/25/36	73,662
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.65%, due 10/25/36	168,000
312,552	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 06/25/36	21,879

See accompanying notes to the financial statements.

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
387,257	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.67%, due 05/25/37	49,701
518,376	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.66%, due 03/25/36	259,188
1,600,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 07/25/36	403,000
300,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	203,250
500,000	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.58%, due 09/25/36	205,000
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.99%, due 05/25/34	18,878
1,066,104	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.69%, due 05/25/37	718,128
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.62%, due 10/25/36	141,360
600,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.58%, due 10/25/36	523,800
61,060	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.53%, due 11/25/36	56,450
256,037	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 05/28/39	170,776
256,037	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.80%, due 05/28/39	170,879
400,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.50%, due 02/28/40	220,375
177,184	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.58%, due 11/25/36	115,169
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 11/25/36	60,000
256,824	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.63%, due 02/25/37	19,262
152,810	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 02/25/37	127,596
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.67%, due 02/25/37	617,500

See accompanying notes to the financial statements.

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
500,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.63%, due 06/25/36	340,100
12,185	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 1.01%, due 04/25/33	8,773
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.63%, due 12/25/36	104,000
6,079	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.88%, due 10/25/34	2,348
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.61%, due 02/25/37	631,200
333,812	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.55%, due 03/25/37	306,106
206,124	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.58%, due 04/25/36	173,821
18,434	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.77%, due 04/25/34	3,284
500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 04/25/36	198,125
154,784	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.54%, due 12/25/37	144,723
191,211	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.57%, due 08/25/36	169,460
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.63%, due 08/25/36	192,000
177,768	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.67%, due 05/25/36	114,716
152,609	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.78%, due 01/20/35	93,759
142,238	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 01/20/35	88,388
456,762	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.63%, due 01/20/36	301,249
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.59%, due 12/25/36	340,000
188,279	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.72%, due 10/25/35	145,916

See accompanying notes to the financial statements.

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
418,876	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, 1 mo. LIBOR + .11%, 0.58%, due 02/25/36	389,555
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 06/25/36	106,000
296,096	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.60%, due 10/25/36	257,604
800,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 08/25/36	200,000
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.63%, due 10/25/36	132,500
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.62%, due 03/25/36	280,000
232,048	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	25,525
403,935	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.59%, due 02/25/37	316,142
144,742	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.87%, due 08/25/34	96,977
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.70%, due 02/25/37	280,000
450,304	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.57%, due 04/25/37	355,740
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.62%, due 11/25/36	105,000
331,428	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.73%, due 12/25/35	248,571
455,957	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.66%, due 09/25/45	370,982
92,461	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.70%, due 04/25/35	84,139
158,951	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 10/25/33	111,265
138,197	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, 1 mo. LIBOR + .09%, 0.56%, due 10/25/36	129,905
311,849	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.58%, due 04/25/37	271,309

See accompanying notes to the financial statements.

16

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
398,022	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.72%, due 01/25/36	308,666
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 1.01%, due 03/25/35	2,414
181,035	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.63%, due 03/25/36	135,776
153,226	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.76%, due 10/25/36	139,819
88,956	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.73%, due 10/25/35	73,389
124,804	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.59%, due 01/25/37	103,158
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.62%, due 06/25/37	227,969
300,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.67%, due 01/25/36	105,000
233,213	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.76%, due 11/25/35	37,314
672,555	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.87%, due 06/25/37	393,445
	Total Residential Asset-Backed Securities (United States)	15,067,894
	Residential Mortgage-Backed Securities (Australian) — 0.2%
178,544	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.56%, due 01/10/35	156,282
334,623	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.20%, due 07/20/38	286,202
522,896	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.20%, due 04/19/38	423,976
132,703	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.72%, due 09/27/35	105,987
1,004,683	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 2.20%, due 03/14/36	816,174
80,076	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 2.31%, due 12/08/36	61,659
106,527	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 1.34%, due 05/27/38	81,189

See accompanying notes to the financial statements.

17

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
60,194	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.32%, due 05/10/36	52,169
391,362	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 2.05%, due 06/14/37	319,719
507,980	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 1.16%, due 10/20/37	439,748
547,460	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 1.32%, due 02/21/38	447,056
679,523	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 2.16%, due 06/12/40	553,774
32,475	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 1.40%, due 11/09/35	27,184
84,177	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 2.33%, due 03/09/36	73,415
72,394	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.42%, due 01/12/37	59,702
485,246	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 1.30%, due 05/21/38	411,348
	Total Residential Mortgage-Backed Securities (Australian)	4,315,584
	Residential Mortgage-Backed Securities (European) — 0.3%
500,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.62%, due 03/20/30	448,000
500,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.64%, due 09/20/66	454,400
400,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 1.29%, due 08/17/11	391,040
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.36%, due 01/13/39	888,030
109,120	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.42%, due 10/11/41	100,387
223,495	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.51%, due 12/20/54	138,567
127,181	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 1.67%, due 09/20/44	86,483
644,781	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 2.25%, due 12/10/43	478,163

See accompanying notes to the financial statements.

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
34,836	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 1.71%, due 09/21/36	32,882
113,974	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.67%, due 03/21/37	98,018
111,770	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 1.67%, due 12/21/37	74,799
400,000	Mound Financing Plc, Series 5A, Class 2A, 144A, 3 mo. LIBOR + .04%, 1.28%, due 05/08/16	377,000
208,598	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.45%, due 05/15/34	192,667
337,684	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 1.35%, due 11/15/38	198,855
245,385	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 2.10%, due 09/15/39	214,118
1,300,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.32%, due 02/12/16	1,136,200
100,000	Permanent Financing Plc, Series 4, Class 3A, 3 mo. LIBOR + .14%, 2.33%, due 03/10/24	99,817
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.20%, due 07/15/33	825,000
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.17%, due 10/15/33	163,630
10,145	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, 3 mo. LIBOR + .07%, 2.17%, due 06/12/25	10,119
	Total Residential Mortgage-Backed Securities (European)	6,408,175
	Residential Mortgage-Backed Securities (United States) — 0.0%
29,888	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.77%, due 08/25/35	12,253
54,940	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.72%, due 07/25/30	35,677
108,791	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.73%, due 02/26/34	65,427
	Total Residential Mortgage-Backed Securities (United States)	113,357

See accompanying notes to the financial statements.

19

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($)	Description	Value ($)
	Student Loans — 0.2%
185,668	College Loan Corp. Trust, Series 04-1, Class A2, 3 mo. LIBOR + .11%, 1.27%, due 04/25/16	180,748
400,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.18%, due 04/25/22	390,520
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.41%, due 01/25/24	665,000
164,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.17%, due 01/25/23	159,277
155,544	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 1.25%, due 08/25/20	153,241
182,291	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 1.49%, due 06/25/21	180,304
86,035	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.52%, due 09/27/21	83,281
132,088	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.57%, due 06/20/15	127,201
369,331	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.61%, due 08/25/23	332,398
351,891	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.55%, due 08/26/19	323,739
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.61%, due 12/23/19	364,236
313,480	SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.12%, due 10/15/15	306,439
476,294	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 2.03%, due 09/15/22	400,087
	Total Student Loans	3,666,471
	Time Share — 0.0%
287,940	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.47%, due 02/20/20	244,479
	Trade Receivables — 0.0%
1,000,000	SSCE Funding LLC, Series 04-1A, Class A, 144A, 1 mo. LIBOR + .23%, 0.69%, due 11/15/10	950,000
	Total Asset-Backed Securities	103,691,094

See accompanying notes to the financial statements.

20

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Par Value ($) / Shares	Description	Value ($)
	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	540,036
	U.S. Government Agency — 0.1%
267,400	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.90%, due 10/01/12 (a)	258,059
201,584	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.07%, due 10/01/11 (a)	194,851
970,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.27%, due 02/01/27 (a)	859,507
660,311	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 1.25%, due 03/30/19 (a)	613,587
82,367	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 1.47%, due 05/01/14 (a)	78,230
600,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.00%, due 01/01/12 (a)	575,935
	Total U.S. Government Agency	2,580,169
	TOTAL DEBT OBLIGATIONS (COST $116,387,523)	106,811,299
	MUTUAL FUNDS — 94.8%
	Affiliated Issuers — 94.8%
71,040,496	GMO Alpha Only Fund, Class IV	409,903,662
25,633,419	GMO Domestic Bond Fund, Class VI	204,811,016
1,401,205	GMO Emerging Country Debt Fund, Class IV	8,197,052
23,845,810	GMO Emerging Markets Fund, Class VI	149,513,226
3,369,441	GMO Flexible Equities Fund, Class VI	51,855,694
1,861,156	GMO Inflation Indexed Plus Bond Fund, Class VI	27,675,383
13,363,759	GMO International Core Equity Fund, Class VI	242,284,954
5,889,873	GMO International Growth Equity Fund, Class IV	85,167,566
5,520,717	GMO International Intrinsic Value Fund, Class IV	77,290,040
359,664	GMO Short-Duration Investment Fund, Class III	2,571,600
3,397,046	GMO Special Situations Fund, Class VI	86,658,653
15,579,339	GMO Strategic Fixed Income Fund, Class VI	270,301,534
4,520,206	GMO U.S. Core Equity Fund, Class VI	34,489,170

See accompanying notes to the financial statements.

21

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	Affiliated Issuers — continued
44,944,684	GMO U.S. Quality Equity Fund, Class VI	637,315,620
1,036,598	GMO World Opportunity Overlay Fund	19,021,564
	TOTAL MUTUAL FUNDS (COST $3,409,266,170)	2,307,056,734
	PREFERRED STOCKS — 0.0%
	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00% (a)	90,000
	TOTAL PREFERRED STOCKS (COST $158,807)	90,000
	SHORT-TERM INVESTMENTS — 0.8%
	Money Market Funds — 0.8%
19,907,563	State Street Institutional U.S. Government Money Market Fund - Institutional Class	19,907,563
	Other Short-Term Investments — 0.0%
14,791	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	14,791
	TOTAL SHORT-TERM INVESTMENTS (COST $19,922,354)	19,922,354
	TOTAL INVESTMENTS — 100.0% (Cost $3,545,734,854)	2,433,880,387
	Other Assets and Liabilities (net) — (0.0%)	(893,345)
	TOTAL NET ASSETS — 100.0%	$2,432,987,042

See accompanying notes to the financial statements.

22

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMAC - Residential Mortgage Acceptance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2009, which are subject to change based on the terms of the security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

EUR - Euro

See accompanying notes to the financial statements.

23

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $136,468,684) (Note 2)	$126,823,653
Investments in affiliated issuers, at value (cost $3,409,266,170) (Notes 2 and 8)	2,307,056,734
Receivable for investments sold	2,100,558
Dividends and interest receivable	181,008
Receivable for expenses reimbursed by Manager (Note 3)	7,784
Total assets	2,436,169,737
Liabilities:
Payable for Fund shares repurchased	3,086,885
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	8,443
Accrued expenses	87,367
Total liabilities	3,182,695
Net assets	$2,432,987,042
Net assets consist of:
Paid-in capital	$3,718,740,453
Distributions in excess of net investment income	(11,627,915)
Accumulated net realized loss	(162,271,029)
Net unrealized depreciation	(1,111,854,467)
$2,432,987,042
Net assets attributable to:
Class III shares	$2,432,987,042
Shares outstanding:
Class III	334,045,761
Net asset value per share:
Class III	$7.28

See accompanying notes to the financial statements.

24

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$264,258,765
Interest	3,141,914
Dividends	37,494
Total investment income	267,438,173
Expenses:
Custodian, fund accounting agent and transfer agent fees	48,533
Audit and tax fees	34,220
Legal fees	76,993
Chief Compliance Officer (Note 3)	22,324
Trustees fees and related expenses (Note 3)	51,443
Registration fees	1,840
Miscellaneous	14,869
Total expenses	250,222
Fees and expenses reimbursed by Manager (Note 3)	(176,455)
Expense reductions (Note 2)	(26,139)
Net expenses	47,628
Net investment income (loss)	267,390,545
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(323,173)
Investments in affiliated issuers	(288,462,630)
Realized gains distributions from affiliated issuers (Note 8)	182,670,563
Foreign currency, forward contracts and foreign currency related transactions	974
Net realized gain (loss)	(106,114,266)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,645,031)
Investments in affiliated issuers	(950,322,419)
Net unrealized gain (loss)	(959,967,450)
Net realized and unrealized gain (loss)	(1,066,081,716)
Net increase (decrease) in net assets resulting from operations	$(798,691,171)

See accompanying notes to the financial statements.

25

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$267,390,545	$138,520,227
Net realized gain (loss)	(106,114,266)	256,198,017
Change in net unrealized appreciation (depreciation)	(959,967,450)	(284,868,880)
Net increase (decrease) in net assets from operations	(798,691,171)	109,849,364
Distributions to shareholders from:
Net investment income
Class III	(309,984,149)	(163,753,134)
Net realized gains
Class III	(146,420,155)	(185,650,495)
	(456,404,304)	(349,403,629)
Net share transactions (Note 7):
Class III	322,020,967	524,385,283
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,206,564	860,204
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	323,227,531	525,245,487
Total increase (decrease) in net assets	(931,867,944)	285,691,222
Net assets:
Beginning of period	3,364,854,986	3,079,163,764
End of period (including distributions in excess of net investment income of $11,627,915 and accumulated undistributed net investment income of $18,656,535, respectively)	$2,432,987,042	$3,364,854,986

See accompanying notes to the financial statements.

26

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$11.37		$12.01		$11.76	$11.33	$10.74
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.87		0.48		0.39	0.36	0.27
Net realized and unrealized gain (loss)	(3.43)		0.05		0.66	0.86	0.90
Total from investment operations	(2.56)		0.53		1.05	1.22	1.17
Less distributions to shareholders:
From net investment income	(1.04)		(0.53)		(0.43)	(0.37)	(0.32)
From net realized gains	(0.49)		(0.64)		(0.37)	(0.42)	(0.26)
Total distributions	(1.53)		(1.17)		(0.80)	(0.79)	(0.58)
Net asset value, end of period	$7.28		$11.37		$12.01	$11.76	$11.33
Total Return(b)	(24.30)%		4.10%		9.22%	11.05%	11.07%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,432,987		$3,364,855		$3,079,164	$1,812,191	$1,030,238
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	8.81%		3.89%		3.28%	3.17%	2.53%
Portfolio turnover rate	44%		76%		23%	16%	10%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%	0.01%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.01	$0.01	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

27

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Global Balanced Asset Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the GMO Global Balanced Index. The GMO Global Balanced Index is a composite index computed by GMO consisting of: (i) the MSCI ACWI (All Country World Index) Index and (ii) the Barclays Capital U.S. Aggregate Index in the following proportions: 65% (MSCI ACWI (All Country World Index) Index) and 35% (Barclays Capital U.S. Aggregate Index). The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund. The Fund typically exposes at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments. In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Alternative Asset Opportunity Fund, GMO Flexible Equities Fund, GMO Short-Duration Collateral Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as collateralized mortgage obligations and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans, credit card receivables and auto loan receivables. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by changes in interest rates and shifts in the market's perception of the securities' market values.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP

28

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 25.72% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Typically the Fund and the underlying funds value debt instruments based on prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates primary pricing sources on an ongoing basis and may change a pricing source should the Manager deem it appropriate. If it deems appropriate, the Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source. The prices provided by primary pricing sources may differ from the value that would be realized if the securities were sold, and the differences could be material.

Certain securities held by the Fund and underlying funds are valued on the basis of prices provided by a single source. As of February 28, 2009, the total value of these securities represented 6.81% of the net assets. The single source prices provided may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.

29

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: the Fund valued debt securities using bids received from primary pricing sources.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$2,149,535,614	$—
Level 2 - Other Significant Observable Inputs	177,983,510	—
Level 3 - Significant Unobservable Inputs	106,361,263	—
Total	$2,433,880,387	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

30

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accrued discounts/premiums	1,268,047	—
Realized gain (loss)	1,029,653	—
Change in unrealized appreciation/depreciation	(9,671,797)	—
Net purchases (sales)	113,735,360	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$106,361,263	$—

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes

31

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received, partnership interest tax allocations, amortization and accretion of debt securities, losses on wash sale transactions, post-October capital losses and redemption in-kind transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$12,309,154	$(11,778,314)	$(530,840)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$310,011,148	$165,809,077
Net long-term capital gain	146,393,156	183,594,552
Total distributions	$456,404,304	$349,403,629

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$26,621,953

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2010	$(638)
Total	$(638)

32

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $103,692,912.

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,642,562,201	$—	$(1,208,681,814)	$(1,208,681,814)

For the period ended February 28, 2009, the Fund had net realized losses attributed to redemption in-kind transactions of $530,840.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the Manager has a conflict in allocating among the underlying funds. (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the

33

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective September 30, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.04% of the amount invested or redeemed. Effective October 8, 2008, the premium on cash purchases was changed to 0.05% of the amount invested and the fee on cash redemptions was changed to 0.31% of the amount redeemed. Effective October 21, 2008, the premium on cash purchases was changed to 0.09% of the amount invested and the fee on cash redemptions was changed to 0.64% of the amount redeemed. Effective November 24, 2008, the fee on cash redemptions was changed to 2.00% of the amount redeemed. As of February 28, 2009, the premium on cash purchases was 0.09% of the amount invested and the fee on cash redemptions was 2.00% of the amount redeemed. The level of purchase premium for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or a portion of the redemption fees may be waived at the Manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less

34

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund a management fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.404%	0.066%	0.002%	0.472%

35

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund's portion of the fees paid by the Trust to Trust's independent Trustees and CCO during the year ended February 28, 2009 was $42,057 and $22,324, respectively. The compensation and expenses of the CCO are included in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $1,624,839,107 and $1,328,761,392, respectively. Cost of purchases and proceeds from sales of securities for in-kind transactions for the year ended February 28, 2009 were $166,517,242 and $166,517,242 respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 14.72% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investment into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.07% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

36

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	15,432,640	$163,016,462	71,503,366	$884,679,303
Shares issued to shareholders in reinvestment of distributions	48,859,380	425,639,992	28,319,819	339,998,843
Shares repurchased	(26,134,315)	(266,635,487)	(60,342,225)	(700,292,863)
Purchase premiums	—	136,196	—	770,412
Redemption fees	—	1,070,368	—	89,792
Net increase (decrease)	38,157,705	$323,227,531	39,480,960	$525,245,487

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$535,974,748	$403,696,515	$316,882,524	$186,637,036	$95,637,496	$409,903,662
GMO Core Plus Bond Fund, Class IV	49,187,750	1,622,218	45,703,575	1,622,218	—	—
GMO Domestic Bond Fund, Class VI	47,058,826	312,910,229	117,863,038	10,685,898	561,986	204,811,016
GMO Emerging Countries Fund, Class III	24,700,654	3,011,181	22,291,876	—	3,011,181	—
GMO Emerging Country Debt Fund, Class IV	10,781,541	2,207,873	33,037	1,066,840	227,741	8,197,052
GMO Emerging Markets Fund, Class VI	325,787,540	277,136,285	231,961,223	3,053,320	62,740,769	149,513,226
GMO Flexible Equities Fund, Class VI	—	67,842,514	462,708	8,423	—	51,855,694

37

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Inflation Indexed Plus Bond Fund, Class VI	$—	$50,868,296	$12,103,317	$3,260,479	$—	$27,675,383
GMO International Bond Fund, Class III	19,794,069	1,445,618	17,444,784	1,445,618	—	—
GMO International Core Equity Fund, Class VI	353,485,226	111,318,612	14,346,487	14,317,867	2,825,624	242,284,954
GMO International Growth Equity Fund, Class IV	178,541,031	13,641,748	29,350,461	5,249,458	5,589,542	85,167,566
GMO International Intrinsic Value Fund, Class IV	177,101,792	16,261,686	29,148,676	5,479,464	8,723,288	77,290,040
GMO Short-Duration Investment Fund, Class III	3,034,068	22,197	16,427	111,247	—	2,571,600
GMO Special Situations Fund, Class VI	183,337,321	2,772,482	124,489,189	—	—	86,658,653
GMO Strategic Fixed Income Fund, Class VI	825,676,074	28,677,793	460,083,089	18,373,200	—	270,301,534
GMO U.S. Core Equity Fund, Class VI	83,499,236	2,431,090	31,048,396	1,051,608	—	34,489,170
GMO U.S. Quality EquityFund, Class VI	546,781,435	330,893,528	12,962,513	11,896,089	3,352,936	637,315,620
GMO World Opportunity Overlay Fund	—	20,522,050	7,219	—	—	19,021,564
Totals	$3,364,741,311	$1,647,281,915	$1,466,198,539	$264,258,765	$182,670,563	$2,307,056,734

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

39

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$786.80	$2.04
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

40

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $146,393,156 from long-term capital gains.

For taxable, non-corporate shareholders, 13.99% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 5.51% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $31,524,200 or if determined to be different, the qualified interest income of such year.

41

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

42

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

43

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

44

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

45

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Equity Allocation Fund returned -48.6% for the fiscal year ended February 28, 2009, as compared to -51.5% for the MSCI ACWI (All Country World Index) ex-U.S. Index. During the fiscal year the Fund was exposed to international equity securities through its investment in underlying GMO mutual funds.

Implementation was positive as the GMO International Growth Equity and GMO International Intrinsic Value Funds outperformed their respective benchmarks.

Asset allocation detracted slightly, as the Fund spent part of the year overweight in emerging market equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI (All Country World Index) ex-U.S. Index As of February 28, 2009

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-48.81%
-0.34%
5.92%
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/99
$9,982,000
$17,771,980
$10,265,480
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO International Equity Allocation Fund
MSCI ACWI (All Country World Index) ex-U.S. Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .18% on the purchase and .18% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	92.3%
Short-Term Investments	3.2
Preferred Stocks	2.0
Investment Funds	0.7
Private Equity Securities	0.1
Debt Obligations	0.0
Convertible Securities	0.0
Rights and Warrants	0.0
Forward Currency Contracts	(0.4)
Futures	(0.6)
Other	2.7
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2009 (Unaudited)

Country/Region Summary**	% of Investments
Japan	23.6%
Euro Region***	21.2
United Kingdom	18.1
Switzerland	9.9
Brazil	3.1
Korea	3.0
Australia	2.4
Canada	2.4
Taiwan	2.3
China	2.0
Hong Kong	2.0
South Africa	1.2
Denmark	1.1
Singapore	1.1
Sweden	0.9
Turkey	0.9
Thailand	0.8
Russia	0.6
United States	0.6
Malaysia	0.5
Norway	0.4
India	0.3
Mexico	0.3
Egypt	0.2
Israel	0.2
Poland	0.2
Chile	0.1
Czech Republic	0.1
Hungary	0.1
Indonesia	0.1
Morocco	0.1
New Zealand	0.1
Philippines	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
14,270,388	GMO Emerging Markets Fund, Class VI	89,475,333
747,041	GMO Flexible Equities Fund, Class VI	11,496,954
14,803,816	GMO International Growth Equity Fund, Class IV	214,063,176
14,617,554	GMO International Intrinsic Value Fund, Class IV	204,645,762
	TOTAL MUTUAL FUNDS (COST $927,707,007)	519,681,225
	SHORT-TERM INVESTMENTS — 0.0%
26,246	State Street Eurodollar Time Deposit, 0.01%, due 03/02/09	26,246
	TOTAL SHORT-TERM INVESTMENTS (COST $26,246)	26,246
	TOTAL INVESTMENTS — 100.0% (Cost $927,733,253)	519,707,471
	Other Assets and Liabilities (net) — (0.0%)	(44,584)
	TOTAL NET ASSETS — 100.0%	$519,662,887

See accompanying notes to the financial statements.

3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments in unaffiliated issuers, at value (cost $26,246) (Note 2)	$26,246
Investments in affiliated issuers, at value (cost $927,707,007) (Notes 2 and 8)	519,681,225
Receivable for Fund shares sold	1,152,812
Receivable for expenses reimbursed by Manager (Note 3)	9,324
Miscellaneous receivable	1,963
Total assets	520,871,570
Liabilities:
Payable for investments purchased	1,072,673
Payable for Fund shares repurchased	81,624
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,922
Accrued expenses	52,464
Total liabilities	1,208,683
Net assets	$519,662,887
Net assets consist of:
Paid-in capital	$974,514,072
Accumulated net realized loss	(46,825,403)
Net unrealized depreciation	(408,025,782)
$519,662,887
Net assets attributable to:
Class III shares	$519,662,887
Shares outstanding:
Class III	84,198,555
Net asset value per share:
Class III	$6.17

See accompanying notes to the financial statements.

4

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends from affiliated issuers (Note 8)	$23,497,018
Interest	310
Total investment income	23,497,328
Expenses:
Custodian, fund accounting agent and transfer agent fees	46,539
Audit and tax fees	33,380
Legal fees	17,106
Trustees fees and related expenses (Note 3)	9,713
Registration fees	8,550
Miscellaneous	8,617
Total expenses	123,905
Fees and expenses reimbursed by Manager (Note 3)	(109,246)
Expense reductions (Note 2)	(3,630)
Net expenses	11,029
Net investment income (loss)	23,486,299
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(40,554,833)
Realized gains distributions from affiliated issuers (Note 8)	60,958,671
Net realized gain (loss)	20,403,838
Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(463,476,207)
Net realized and unrealized gain (loss)	(443,072,369)
Net increase (decrease) in net assets resulting from operations	$(419,586,070)

See accompanying notes to the financial statements.

5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,486,299	$13,683,208
Net realized gain (loss)	20,403,838	164,601,980
Change in net unrealized appreciation (depreciation)	(463,476,207)	(115,404,606)
Net increase (decrease) in net assets from operations	(419,586,070)	62,880,582
Distributions to shareholders from:
Net investment income
Class III	(24,219,892)	(42,033,244)
Net realized gains
Class III	(163,749,117)	(90,134,712)
	(187,969,009)	(132,167,956)
Net share transactions (Note 7):
Class III	370,949,981	65,994,952
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	725,960	77,341
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	371,675,941	66,072,293
Total increase (decrease) in net assets	(235,879,138)	(3,215,081)
Net assets:
Beginning of period	755,542,025	758,757,106
End of period	$519,662,887	$755,542,025

See accompanying notes to the financial statements.

6

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$16.45		$17.96		$17.13	$15.19	$12.83
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40		0.31		0.33	0.18	0.29
Net realized and unrealized gain (loss)	(7.20)		1.32		2.85	2.90	2.65
Total from investment operations	(6.80)		1.63		3.18	3.08	2.94
Less distributions to shareholders:
From net investment income	(0.39)		(1.00)		(0.83)	(0.47)	(0.42)
From net realized gains	(3.09)		(2.14)		(1.52)	(0.67)	(0.16)
Total distributions	(3.48)		(3.14)		(2.35)	(1.14)	(0.58)
Net asset value, end of period	$6.17		$16.45		$17.96	$17.13	$15.19
Total Return(b)	(48.63)%		7.81%		19.33%	21.15%	23.25%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$519,663		$755,542		$758,757	$659,520	$489,026
Net expenses to average daily net assets(c)(d)	0.00	%(e)	0.00	%(e)	0.00%	0.00%	0.00%
Net investment income to average daily net assets(a)	3.46%		1.66%		1.87%	1.15%	2.18%
Portfolio turnover rate	33%		9%		4%	7%	15%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.01%		0.01%	0.02%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.00	(f)	$0.00 (f)	$0.00 (f)	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  The net expense ratio does not include the effect of expense reductions.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than that of the MSCI ACWI (All Country World Index) ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Flexible Equities Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com. Shares of GMO Flexible Equities Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor's proprietary models. As of February 28, 2009, 82.02% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$508,210,517	$—
Level 2 - Other Significant Observable Inputs	11,496,954	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$519,707,471	$—

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

For the underlying fund's summary of valuation inputs please refer to the respective fund's portfolio valuation note.

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to differing treatment of mutual fund distributions received and losses on wash sale transactions.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$733,593	$(733,593)	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$24,217,411	$42,017,444
Net long-term capital gain	163,751,598	90,150,512
Total distributions	$187,969,009	$132,167,956

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed net long–term capital gain	$9,681,712

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$984,240,368	$—	$(464,532,897)	$(464,532,897)

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary and the Manager has a conflict in allocating among the underlying funds (See Note 3).

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Purchases and redemptions of Fund shares

Effective June 30, 2008, the premium on cash purchases and fee on cash redemptions of Fund shares were each changed to 0.17% of the amount invested or redeemed. Effective September 30, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.14% of the amount invested or redeemed. Effective October 21, 2008, the premium on cash purchases and fee on cash redemptions were each changed to 0.18% of the amount invested or redeemed. As of February 28, 2009, the premium on cash purchases and fee on cash redemptions were each 0.18% of the amount invested or redeemed. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). The

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund may impose a new purchase premium and/or redemption fee, or modify or eliminate an existing purchase premium and/or redemption fee, at any time. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase on the same day, the Fund will ordinarily waive or reduce the purchase premium or redemption fee with respect to that portion. All or portion of the redemption fees may be waived at the manager's discretion under circumstances in which the Manager deems it equitable to do so, including without limitation in cases where the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the redemption fees, if any, imposed by the underlying funds is less than the Fund's redemption fee. In addition, the Fund may waive or reduce the purchase premium or redemption fee in extraordinary circumstances if the purchase or redemption will not cause the Fund to incur transaction costs. All purchase premiums and redemption fees are paid to the Fund and recorded by the Fund as paid-in capital. The Fund will waive or reduce the purchase premium relating to the in-kind portion of a purchase transaction except for estimated or known transaction costs (e.g. stamp duties and transfer taxes) incurred by the Fund as a result of the transfer of the purchasing shareholder's securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except when they include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may charge a redemption fee based on estimated or known transaction costs resulting from those redemptions. The Fund charges no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

13

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

3.  Fees and other transactions with affiliates

The Manager decides how to allocate the assets of the Fund among underlying funds. The Manager does not directly charge the Fund a management fee or shareholder service fee, but it receives varying management and shareholder service fees from the underlying funds in which the Fund invests. Because of that variation the levels of indirect net expenses set forth below are affected by the Manager's asset allocation decisions.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date (excluding "Excluded Expenses", as defined below). Excluded Expenses include fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2009, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.604%	0.084%	0.688%

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $7,893 and $4,946, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2009 aggregated $489,534,336 and $221,380,102, respectively.

14

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 13.54% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.01% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and none of the Fund's shares were held by accounts for which the Manager had investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	31,165,724	$323,942,000	25,844	$478,479
Shares issued to shareholders in reinvestment of distributions	18,335,555	179,922,703	6,819,633	126,019,627
Shares repurchased	(11,239,414)	(132,914,722)	(3,144,468)	(60,503,154)
Purchase premiums	—	547,551	—	742
Redemption fees	—	178,409	—	76,599
Net increase (decrease)	38,261,865	$371,675,941	3,701,009	$66,072,293

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds of the Trust during the year ended February 28, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Countries Fund, Class III	$24,331,147	$2,177,207	$22,240,591	$—	$2,177,207	$—
GMO Emerging Markets Fund, Class VI	165,596,573	113,901,801	56,870,215	1,667,312	32,129,915	89,475,333
GMO Flexible Equities Fund, Class VI	—	15,242,929	345,770	1,479	—	11,496,954
GMO International Growth Equity Fund, Class IV	283,913,374	173,575,757	73,398,372	10,443,287	10,296,359	214,063,176
GMO International Intrinsic Value Fund, Class IV	281,716,937	184,636,642	68,525,154	11,384,940	16,355,190	204,645,762
Totals	$755,558,031	$489,534,336	$221,380,102	$23,497,018	$60,958,671	$519,681,225

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28 2009, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

17

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$570.70	$2.61
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

The Fund's distributions to shareholders include $163,751,598 from long-term capital gains.

For taxable, non-corporate shareholders, 66.32% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

23

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Real Estate Fund returned -54.5% for the fiscal year ended February 28, 2009, as compared to -58.0% for the MSCI U.S. REIT Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection added to returns relative to the MSCI U.S. REIT Index. Stock selections within the Specialized, Office, and Retail GICS Sub-Industries added to relative returns while stock selections within the Industrial GICS Sub-Industry detracted. In terms of individual names, underweight positions in General Growth Properties and SL Green Realty Corp. and an overweight in Public Storage added to relative returns. Overweight positions in ProLogis and Kimco Realty and an underweight in Equity Residential detracted.

Sector selection added to returns relative to the MSCI U.S. REIT Index due to the Fund's small cash position. Underweight positions in the GICS Sub-Industry Retail and Office sectors detracted from returns versus the benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index As of February 28, 2009

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/99
$10,000,000
$13,564,960
$13,469,100
$7,052,220
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO Real Estate Fund
MSCI U.S. REIT Index
S&P 500 Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-54.45%	-7.66%	3.02%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

GMO Real Estate Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Real Estate Investments	97.3%
Short-Term Investments	2.8
Other	(0.1)
100.0%
Industry Sector Summary	% of REIT Investments
Health Care	16.1%
Apartments	15.8
Shopping Centers	11.3
Storage	11.1
Office Suburban	10.2
Diversified	7.6
Regional Malls	7.2
Office Central Business District	6.8
Industrial	5.0
Triple Net	4.1
Hotels	3.5
Manufactured Housing	0.8
Outlets	0.5
100.0%

1

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 97.3%
	REAL ESTATE INVESTMENT TRUSTS — 97.3%
	Apartments — 15.4%
3,900	American Campus Communities, Inc.	66,768
3,286	Apartment Investment & Management Co.-Class A	17,153
5,573	AvalonBay Communities, Inc.	236,406
4,000	BRE Properties, Inc.	75,680
2,000	Camden Property Trust	37,580
25,200	Equity Residential	443,520
2,510	Essex Property Trust, Inc.	136,544
3,200	Home Properties, Inc.	84,928
1,300	Investors Real Estate Trust	11,882
2,200	Mid-America Apartment Communities, Inc.	56,870
3,700	Post Properties, Inc.	35,668
9,081	UDR, Inc.	71,831
	Total Apartments	1,274,830
	Diversified — 7.4%
340	Alexander's, Inc.	47,736
6,400	Franklin Street Properties Corp.	67,840
12,500	Vornado Realty Trust	409,125
4,200	Washington Real Estate Investment Trust	72,030
1,900	Winthrop Realty Trust	14,079
	Total Diversified	610,810
	Health Care — 15.7%
23,000	HCP, Inc.	420,210
8,800	Health Care, Inc.	270,776
3,500	Healthcare Realty Trust, Inc.	50,715
1,200	LTC Properties, Inc.	20,472
5,000	Medical Properties Trust, Inc.	17,450
2,200	National Health Investors, Inc.	52,470
5,900	Nationwide Health Properties, Inc.	119,534
6,900	Omega Healthcare Investors, Inc.	90,597

See accompanying notes to the financial statements.

2

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
7,800	Senior Housing Properties Trust	98,436
7,500	Ventas, Inc.	161,775
	Total Health Care	1,302,435
	Hotels — 3.4%
2,700	DiamondRock Hospitality Co.	8,343
8,500	Hospitality Properties Trust	96,900
47,300	Host Hotels & Resorts, Inc.	175,010
2,600	Sunstone Hotel Investors, Inc.	5,694
	Total Hotels	285,947
	Industrial — 4.8%
7,000	AMB Property Corp.	83,370
2,500	DCT Industrial Trust, Inc.	7,300
3,500	Digital Realty Trust, Inc.	104,615
2,500	EastGroup Properties, Inc.	61,475
25,138	ProLogis	145,549
	Total Industrial	402,309
	Manufactured Housing — 0.8%
2,000	Equity Lifestyle Properties, Inc.	66,660
	Office Central Business District — 6.6%
9,600	BioMed Realty Trust, Inc.	81,888
11,100	Boston Properties, Inc.	411,699
2,400	Douglas Emmett, Inc.	18,048
3,123	SL Green Realty Corp.	36,289
	Total Office Central Business District	547,924
	Office Suburban — 9.9%
2,870	Alexandria Real Estate Equities, Inc.	114,685
1,389	Brandywine Realty Trust	6,556
3,600	Corporate Office Properties Trust	90,000
10,900	Duke Realty Corp.	75,210

See accompanying notes to the financial statements.

3

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Office Suburban — continued
3,800	Highwoods Properties, Inc.	71,782
20,800	HRPT Properties Trust	67,184
3,000	Kilroy Realty Corp.	55,830
9,400	Liberty Property Trust	171,738
7,100	Mack-Cali Realty Corp.	121,268
1,400	PS Business Parks, Inc.	48,160
	Total Office Suburban	822,413
	Outlets — 0.5%
1,500	Tanger Factory Outlet Centers, Inc.	41,400
	Regional Malls — 7.0%
8,200	CBL & Associates Properties, Inc.	25,420
3,400	General Growth Properties, Inc.	2,006
2,300	Macerich Co. (The)	26,266
15,300	Simon Property Group, Inc.	506,430
1,500	Taubman Centers, Inc.	23,475
	Total Regional Malls	583,597
	Shopping Centers — 11.0%
2,284	Acadia Realty Trust	22,932
4,400	Cedar Shopping Centers, Inc.	20,856
8,600	Developers Diversified Realty Corp.	25,370
3,600	Equity One, Inc.	40,248
3,500	Federal Realty Investment Trust	143,955
7,600	Inland Real Estate Corp.	59,280
25,858	Kimco Realty Corp.	228,843
2,000	Kite Realty Group Trust	6,880
7,000	Regency Centers Corp.	188,860
1,400	Saul Centers, Inc.	36,078
2,300	Urstadt Biddle Properties, Inc.	27,853
9,600	Weingarten Realty Investors	108,384
	Total Shopping Centers	909,539

See accompanying notes to the financial statements.

4

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Storage — 10.8%
5,500	Extra Space Storage, Inc.	34,485
15,014	Public Storage	832,977
1,400	Sovran Self Storage, Inc.	29,652
	Total Storage	897,114
	Triple Net — 4.0%
2,400	Entertainment Properties Trust	35,784
3,000	Getty Realty Corp.	49,920
4,000	Lexington Realty Trust	12,880
8,400	National Retail Properties, Inc.	120,708
6,500	Realty Income Corp.	113,945
	Total Triple Net	333,237
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $20,700,056)	8,078,215
	TOTAL REAL ESTATE INVESTMENTS (COST $20,700,056)	8,078,215
	SHORT-TERM INVESTMENTS — 2.8%
	Money Market Funds — 2.8%
228,948	State Street Institutional Treasury Money Market Fund-Institutional Class	228,948
	TOTAL SHORT-TERM INVESTMENTS (COST $228,948)	228,948
	TOTAL INVESTMENTS — 100.1% (Cost $20,929,004)	8,307,163
	Other Assets and Liabilities (net) — (0.1%)	(7,754)
	TOTAL NET ASSETS — 100.0%	$8,299,409

See accompanying notes to the financial statements.

5

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $20,929,004) (Note 2)	$8,307,163
Dividends and interest receivable	39,473
Receivable for expenses reimbursed by Manager (Note 3)	7,139
Total assets	8,353,775
Liabilities:
Payable to affiliate for (Note 3):
Management fee	2,435
Shareholder service fee	1,107
Trustees and Chief Compliance Officer of GMO Trust fees	58
Accrued expenses	50,766
Total liabilities	54,366
Net assets	$8,299,409
Net assets consist of:
Paid-in capital	$22,431,309
Accumulated undistributed net investment income	133,569
Accumulated net realized loss	(1,643,628)
Net unrealized depreciation	(12,621,841)
$8,299,409
Net assets attributable to:
Class III shares	$8,299,409
Shares outstanding:
Class III	2,483,943
Net asset value per share:
Class III	$3.34

See accompanying notes to the financial statements.

6

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends	$841,500
Interest	4,531
Total investment income	846,031
Expenses:
Management fee (Note 3)	56,747
Shareholder service fee – Class III (Note 3)	25,794
Custodian, fund accounting agent and transfer agent fees	7,657
Audit and tax fees	56,105
Legal fees	339
Trustees fees and related expenses (Note 3)	197
Registration fees	3,349
Miscellaneous	2,590
Total expenses	152,778
Fees and expenses reimbursed by Manager (Note 3)	(69,979)
Expense reductions (Note 2)	(6)
Net expenses	82,793
Net investment income (loss)	763,238
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,621,100)
Change in net unrealized appreciation (depreciation) on investments	(9,140,643)
Net realized and unrealized gain (loss)	(10,761,743)
Net increase (decrease) in net assets resulting from operations	$(9,998,505)

See accompanying notes to the financial statements.

7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$763,238	$1,085,345
Net realized gain (loss)	(1,621,100)	2,263,639
Change in net unrealized appreciation (depreciation)	(9,140,643)	(11,549,632)
Net increase (decrease) in net assets from operations	(9,998,505)	(8,200,648)
Distributions to shareholders from:
Net investment income
Class III	(728,184)	(360,012)
Net realized gains
Class III	(312,412)	(5,263,497)
	(1,040,596)	(5,623,509)
Net share transactions (Note 7):
Class III	(126,775)	(4,360,814)
Total increase (decrease) in net assets	(11,165,876)	(18,184,971)
Net assets:
Beginning of period	19,465,285	37,650,256
End of period (including accumulated undistributed net investment income of $133,569 and $319,064, respectively)	$8,299,409	$19,465,285

See accompanying notes to the financial statements.

8

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$7.85		$12.87	$12.27	$14.54	$14.65
Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.40	0.38	0.61	0.59
Net realized and unrealized gain (loss)	(4.40)		(3.29)	2.72	3.24	1.55
Total from investment operations	(4.09)		(2.89)	3.10	3.85	2.14
Less distributions to shareholders:
From net investment income	(0.29)		(0.14)	(0.31)	(0.40)	(0.87)
From net realized gains	(0.13)		(1.99)	(2.19)	(5.72)	(1.38)
Total distributions	(0.42)		(2.13)	(2.50)	(6.12)	(2.25)
Net asset value, end of period	$3.34		$7.85	$12.87	$12.27	$14.54
Total Return(a)	(54.45)%		(24.04)%	29.76%	28.89%	16.01%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$8,299		$19,465	$37,650	$41,391	$235,837
Net expenses to average daily net assets	0.48	%(b)	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	4.44%		3.78%	3.24%	3.91%	4.13%
Portfolio turnover rate	29%		49%	43%	52%	134%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.41%		0.22%	0.28%	0.25%	0.25%

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO Real Estate Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI U.S. REIT Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and in companies with similar characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a

10

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$8,078,215	$—
Level 2 - Other Significant Observable Inputs	228,948	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$8,307,163	$—
Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 29, 2008 or February 28, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. The Fund had no futures contracts outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to adjustments related to real estate investment trust holdings, capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(220,549)	$220,549	$—

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$748,940	$725,652
Net long-term capital gain	291,656	4,897,857
Total distributions	$1,040,596	$5,623,509

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$133,569

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $730,582.

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership activity. Such losses expire as follows:

2/28/2017	$(517,045)
Total	$(517,045)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,325,004	$—	$(13,017,841)	$(13,017,841)

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions paid by real estate investment trusts ("REITs") in excess of their income are recorded as reductions of the cost of the related investments which increases/decreases the realized gains/losses as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Investment risks

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.33% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust,

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $197 and $28, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $5,108,091 and $4,766,837, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 85.20% of the outstanding shares of the Fund were held by two shareholders, each holding more than 10% of the Fund's outstanding shares. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund by or on behalf of these large shareholders may have a material effect on the Fund.

As of February 28, 2009, 0.49% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 74.44% of the Fund's shares were held by accounts for which the Manager had investment discretion.

16

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	37,799	$261,394	12,826	$100,698
Shares issued to shareholders in reinvestment of distributions	62,656	420,430	514,775	4,830,216
Shares repurchased	(96,908)	(808,599)	(973,250)	(9,291,728)
Net increase (decrease)	3,547	$(126,775)	(445,649)	$(4,360,814)

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

18

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$427.10	$1.70
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in early 2010.

The Fund's distributions to shareholders include $291,656 from long-term capital gains.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2009, $25,795 or if determined to be different, the qualified short-term capital gains of such year.

20

GMO Real Estate Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 2.62% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from net investment income and are reflected as such in the Statement of Changes in Net Assets.

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2009

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO's website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO's website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Quantitative Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Intrinsic Value Fund returned -40.8% for the fiscal year ended February 28, 2009, as compared to -47.4% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested primarily in U.S. equity securities throughout the period.

Stock selection added to returns relative to the Russell 1000 Value Index. Stock selections within Consumer Discretionary, Information Technology, and Consumer Staples added to relative returns while stock selections within Health Care, Utilities, and Telecommunication Services detracted. An overweight in Wal-Mart Stores and underweight positions in GE and Bank of America were among the individual names adding to relative returns. Underweight positions in AT&T and Verizon Communications and an overweight in AIG were among the detractors.

Sector selection added to returns relative to the Russell 1000 Value Index. Sector weightings positively impacting relative performance included an underweight in Financials and overweight positions in Health Care and Energy. Sector weightings negatively impacting relative performance included underweight positions in Utilities and Telecommunication Services and an overweight in Consumer Discretionary.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio's current or future investments.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index As of February 28, 2009

Average Annual Total Returns†
1 Year
5 Year
Since Inception
Class III
-40.83%
-7.54%
8/2/99
-1.39%
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
8/2/99
$10,000,000
$8,747,890
$8,007,920
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
GMO U.S. Intrinsic Value Fund
Russell 1000 Value Index

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†   The Fund is the successor to the GMO Intrinsic Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2009 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	2.8
Rights and Warrants	0.0
Futures	(0.1)
Other	(0.6)
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	23.2%
Energy	22.2
Consumer Staples	13.8
Information Technology	12.1
Financials	10.6
Consumer Discretionary	9.4
Industrials	5.5
Telecommunication Services	1.2
Materials	1.2
Utilities	0.8
100.0%

1

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Consumer Discretionary — 9.2%
200	Abercrombie & Fitch Co.-Class A	4,398
100	Advance Auto Parts, Inc.	3,825
400	American Eagle Outfitters, Inc.	3,904
600	AutoNation, Inc. *	5,988
50	AutoZone, Inc. *	7,111
700	Bed Bath & Beyond, Inc. *	14,910
200	Best Buy Co., Inc.	5,764
100	Black & Decker Corp.	2,367
300	Career Education Corp. *	7,401
300	CBS Corp.-Class B (Non Voting)	1,281
400	Coach, Inc. *	5,592
3,400	Comcast Corp.-Class A	44,404
500	D.R. Horton, Inc.	4,225
100	Dollar Tree, Inc. *	3,882
300	Family Dollar Stores, Inc.	8,232
800	Foot Locker, Inc.	6,648
800	Gannett Co., Inc.	2,592
200	Gap (The), Inc.	2,158
200	Harley-Davidson, Inc.	2,020
100	Hasbro, Inc.	2,289
5,300	Home Depot, Inc.	110,717
100	JC Penney Co., Inc.	1,533
300	Johnson Controls, Inc.	3,414
600	Jones Apparel Group, Inc.	1,614
700	Kohl's Corp. *	24,598
200	Leggett & Platt, Inc.	2,286
700	Limited Brands, Inc.	5,383
2,800	Lowe's Cos., Inc.	44,352
100	McDonald's Corp.	5,225
100	Mohawk Industries, Inc. *	2,259
100	Nordstrom, Inc.	1,347
7	NVR, Inc. *	2,329

See accompanying notes to the financial statements.

2

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Discretionary — continued
200	O'Reilly Automotive, Inc. *	6,672
200	Omnicom Group, Inc.	4,806
800	Penske Auto Group, Inc.	4,528
100	Polo Ralph Lauren Corp.	3,447
200	RadioShack Corp.	1,466
100	Sears Holdings Corp. *	3,676
200	Snap-On, Inc.	4,718
1,700	Staples, Inc.	27,115
10	Strayer Education, Inc.	1,698
700	Target Corp.	19,817
400	Time Warner Cable, Inc.-Class A *	7,292
200	Toll Brothers, Inc. *	3,170
600	Warnaco Group (The), Inc. *	12,990
	Total Consumer Discretionary	445,443
	Consumer Staples — 13.5%
3,300	Altria Group, Inc.	50,952
100	Avon Products, Inc.	1,759
100	BJ's Wholesale Club, Inc. *	2,988
100	Campbell Soup Co.	2,677
1,600	Coca-Cola Co. (The)	65,360
300	Colgate-Palmolive Co.	18,054
100	Costco Wholesale Corp.	4,234
100	Dean Foods Co. *	2,045
800	General Mills, Inc.	41,984
100	Hershey Co. (The)	3,369
100	HJ Heinz Co.	3,267
100	JM Smucker Co. (The)	3,712
200	Kimberly-Clark Corp.	9,422
107	Kraft Foods, Inc.-Class A	2,438
300	Kroger Co. (The)	6,201
400	NBTY, Inc. *	5,948
600	PepsiAmericas, Inc.	9,966
1,200	PepsiCo, Inc.	57,768

See accompanying notes to the financial statements.

3

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Consumer Staples — continued
1,300	Philip Morris International, Inc.	43,511
1,200	Procter & Gamble Co. (The)	57,804
375	Supervalu, Inc.	5,854
224	Tyson Foods, Inc.-Class A	1,888
4,000	Wal-Mart Stores, Inc.	196,960
2,300	Walgreen Co.	54,878
	Total Consumer Staples	653,039
	Energy — 21.7%
200	Anadarko Petroleum Corp.	6,990
390	Apache Corp.	23,045
100	Baker Hughes, Inc.	2,931
800	BJ Services Co.	7,736
600	Chesapeake Energy Corp.	9,384
4,500	Chevron Corp.	273,195
200	Cimarex Energy Co.	3,930
100	Comstock Resources, Inc. *	3,043
4,129	ConocoPhillips	154,218
300	Devon Energy Corp.	13,101
200	ENSCO International, Inc.	4,916
270	EOG Resources, Inc.	13,511
200	EXCO Resources, Inc. *	1,822
5,400	Exxon Mobil Corp.	366,660
100	Frontier Oil Corp.	1,365
200	Helmerich & Payne, Inc.	4,732
180	Hess Corp.	9,844
500	Nabors Industries Ltd. *	4,855
200	Newfield Exploration Co. *	3,866
300	Noble Corp.	7,377
100	Noble Energy, Inc.	4,554
900	Occidental Petroleum Corp.	46,683
500	Oil States International, Inc. *	6,660
500	Patterson-UTI Energy, Inc.	4,295
300	Penn Virginia Corp.	4,155

See accompanying notes to the financial statements.

4

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Energy — continued
200	Pioneer Natural Resources Co.	2,918
200	Plains Exploration & Production Co. *	3,828
300	Spectra Energy Corp.	3,900
300	St. Mary Land & Exploration Co.	4,074
300	Sunoco, Inc.	10,035
100	Tidewater, Inc.	3,532
200	Unit Corp. *	4,274
1,700	Valero Energy Corp.	32,946
200	W&T Offshore, Inc.	1,610
100	Whiting Petroleum Corp. *	2,330
	Total Energy	1,052,315
	Financials — 10.4%
2,000	Allstate Corp. (The)	33,660
200	American Financial Group, Inc.	3,112
400	Annaly Capital Management, Inc. REIT	5,560
50	Apartment Investment & Management Co.-Class A REIT	261
100	Arch Capital Group Ltd. *	5,400
200	Associated Banc Corp.	2,892
200	Assurant, Inc.	4,080
103	AvalonBay Communities, Inc. REIT	4,369
200	Axis Capital Holdings Ltd.	4,476
4,110	Bank of America Corp.	16,234
700	BB&T Corp.	11,291
70	BlackRock, Inc.	6,777
200	Boston Properties, Inc. REIT	7,418
100	BRE Properties, Inc. REIT	1,892
100	Capital One Financial Corp.	1,205
1,300	Chubb Corp.	50,752
300	Comerica, Inc.	4,503
300	Endurance Specialty Holdings Ltd.	6,711
600	Equity Residential REIT	10,560
30	Essex Property Trust, Inc. REIT	1,632
100	Everest Re Group Ltd.	6,513

See accompanying notes to the financial statements.

5

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
300	Fidelity National Title Group, Inc.-Class A	4,971
200	First American Corp.	4,634
258	First Horizon National Corp.	2,366
100	Goldman Sachs Group (The), Inc.	9,108
600	Hartford Financial Services Group (The), Inc.	3,660
200	HCC Insurance Holdings, Inc.	4,390
300	HCP, Inc. REIT	5,481
100	Health Care REIT, Inc.	3,077
700	Hudson City Bancorp, Inc.	7,259
200	JPMorgan Chase & Co.	4,570
500	KeyCorp.	3,505
100	Liberty Property Trust REIT	1,827
200	Mack-Cali Realty Corp. REIT	3,416
1,000	Marsh & McLennan Cos., Inc.	17,930
300	Marshall & Ilsley Corp.	1,374
700	MetLife, Inc.	12,922
500	Morgan Stanley	9,770
100	Nationwide Health Properties, Inc. REIT	2,026
575	Old Republic International Corp.	5,221
100	PartnerRe Ltd.	6,190
1,600	Popular, Inc.	3,600
1,600	Progressive Corp. (The) *	18,512
800	Protective Life Corp.	3,024
300	Prudential Financial, Inc.	4,923
300	Public Storage REIT	16,644
100	Regency Centers Corp. REIT	2,698
200	Reinsurance Group of America, Inc.	5,440
100	RenaissanceRe Holdings Ltd.	4,503
100	Simon Property Group, Inc. REIT	3,310
200	StanCorp Financial Group, Inc.	3,598
100	SunTrust Banks, Inc.	1,203
100	T. Rowe Price Group, Inc.	2,274
200	Torchmark Corp.	4,120
2,400	Travelers Cos. (The), Inc.	86,760

See accompanying notes to the financial statements.

6

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Financials — continued
248	UDR, Inc. REIT	1,962
300	Unum Group	3,054
900	US Bancorp	12,879
200	Vornado Realty Trust REIT	6,546
700	W.R. Berkley Corp.	14,567
100	Wells Fargo & Co.	1,210
100	Zions Bancorporation	937
	Total Financials	504,759
	Health Care — 22.7%
600	Abbott Laboratories	28,404
800	AmerisourceBergen Corp.	25,408
2,400	Amgen, Inc. *	117,432
400	Biogen Idec, Inc. *	18,416
100	Bristol-Myers Squibb Co.	1,841
1,100	Cardinal Health, Inc.	35,695
100	Covance, Inc. *	3,798
600	Coventry Health Care, Inc. *	6,912
900	Eli Lilly & Co.	26,442
300	Endo Pharmaceuticals Holdings, Inc. *	5,694
300	Express Scripts, Inc. *	15,090
1,300	Forest Laboratories, Inc. *	27,872
700	Gilead Sciences, Inc. *	31,360
100	Health Net, Inc. *	1,320
100	Humana, Inc. *	2,367
2,800	Johnson & Johnson	140,000
1,100	King Pharmaceuticals, Inc. *	8,074
400	LifePoint Hospitals, Inc. *	8,408
400	Lincare Holdings, Inc. *	8,428
1,300	McKesson Corp.	53,326
200	Mednax, Inc. *	5,920
600	Medtronic, Inc.	17,754
700	Merck & Co., Inc.	16,940
400	Mylan, Inc. *	4,972

See accompanying notes to the financial statements.

7

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Health Care — continued
100	Omnicare, Inc.	2,593
100	Patterson Cos., Inc. *	1,807
12,300	Pfizer, Inc.	151,413
200	ResMed, Inc. *	7,376
200	Stryker Corp.	6,734
6,467	UnitedHealth Group, Inc.	127,077
200	Universal Health Services, Inc.-Class B	7,366
2,400	WellPoint, Inc. *	81,408
1,600	Wyeth	65,312
1,000	Zimmer Holdings, Inc. *	35,020
	Total Health Care	1,097,979
	Industrials — 5.4%
300	3M Co.	13,638
1,700	Avis Budget Group, Inc. *	680
340	Burlington Northern Santa Fe Corp.	19,982
100	CH Robinson Worldwide, Inc.	4,138
100	Con-way, Inc.	1,511
200	Copart, Inc. *	5,404
600	CSX Corp.	14,808
200	Danaher Corp.	10,152
100	Fastenal Co.	3,012
700	General Dynamics Corp.	30,674
1,300	General Electric Co.	11,063
100	Kansas City Southern *	1,769
100	L-3 Communications Holdings, Inc.	6,765
100	Manpower, Inc.	2,788
400	Masco Corp.	2,060
700	Norfolk Southern Corp.	22,204
700	Owens Corning, Inc. *	5,845
200	Paccar, Inc.	5,014
250	Parker-Hannifin Corp.	8,342
100	Rockwell Collins, Inc.	3,120
100	Ryder System, Inc.	2,286

See accompanying notes to the financial statements.

8

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Industrials — continued
400	Southwest Airlines Co.	2,356
300	Trinity Industries, Inc.	2,214
1,375	Tyco International Ltd.	27,569
600	Union Pacific Corp.	22,512
100	United Parcel Service, Inc.-Class B	4,118
200	United Technologies Corp.	8,166
100	Waste Management, Inc.	2,700
300	Watson Wyatt Worldwide, Inc.	14,733
	Total Industrials	259,623
	Information Technology — 11.8%
200	Accenture Ltd.-Class A	5,838
100	Affiliated Computer Services, Inc.-Class A *	4,663
6,800	Cisco Systems, Inc. *	99,076
100	Citrix Systems, Inc. *	2,058
1,800	Compuware Corp. *	10,638
700	Dell, Inc. *	5,971
400	Diebold, Inc.	8,848
1,300	eBay, Inc. *	14,131
100	Fiserv, Inc. *	3,262
300	Global Payments, Inc.	9,204
30	Google, Inc.-Class A *	10,140
100	Hewlett-Packard Co.	2,903
300	IAC/InterActiveCorp *	4,479
400	Ingram Micro, Inc.-Class A *	4,356
320	International Business Machines Corp.	29,449
100	Lam Research Corp. *	1,956
300	Lexmark International, Inc. *	5,142
400	LSI Corp. *	1,160
7,400	Microsoft Corp.	119,510
700	NCR Corp. *	5,544
6,200	Oracle Corp. *	96,348
300	QLogic Corp. *	2,766
2,800	Qualcomm, Inc.	93,604

See accompanying notes to the financial statements.

9

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	Information Technology — continued
200	Sybase, Inc. *	5,436
600	Symantec Corp. *	8,298
700	Tech Data Corp. *	12,103
400	Western Digital Corp. *	5,464
	Total Information Technology	572,347
	Materials — 1.2%
600	Cabot Corp.	6,288
800	Dow Chemical Co. (The)	5,728
100	FMC Corp.	4,043
500	Nucor Corp.	16,825
200	Pactiv Corp. *	3,166
200	Reliance Steel & Aluminum Co.	4,758
700	Sealed Air Corp.	7,812
100	Sigma-Aldrich Corp.	3,570
100	Vulcan Materials Co.	4,141
	Total Materials	56,331
	Telecommunication Services — 1.2%
1,658	AT&T, Inc.	39,411
652	Verizon Communications, Inc.	18,601
	Total Telecommunication Services	58,012
	Utilities — 0.8%
100	Dominion Resources, Inc./Virginia	3,018
100	Energen Corp.	2,680
100	Exelon Corp.	4,722
300	FirstEnergy Corp.	12,768
300	Nicor, Inc.	9,414
100	PG&E Corp.	3,822
200	TECO Energy, Inc.	1,918
	Total Utilities	38,342
	TOTAL COMMON STOCKS (COST $7,079,071)	4,738,190

See accompanying notes to the financial statements.

10

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2009

Shares	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Information Technology — 0.0%
800	Seagate Technology, Inc. Rights (a) (b) *	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—
	SHORT-TERM INVESTMENTS — 2.8%
	Money Market Funds — 2.8%
134,429	State Street Institutional Treasury Money Market Fund-Institutional Class	134,429
	TOTAL SHORT-TERM INVESTMENTS (COST $134,429)	134,429
	TOTAL INVESTMENTS — 100.7% (Cost $7,213,500)	4,872,619
	Other Assets and Liabilities (net) — (0.7%)	(34,636)
	TOTAL NET ASSETS — 100.0%	$4,837,983

See accompanying notes to the financial statements.

11

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2009

A summary of outstanding financial instruments at February 28, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	S&P 500 E-Mini Index	March 2009	$36,710	$(5,162)

As of February 28, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

See accompanying notes to the financial statements.

12

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2009

Assets:
Investments, at value (cost $7,213,500) (Note 2)	$4,872,619
Dividends receivable	18,660
Receivable for collateral on open futures contracts (Note 2)	4,950
Receivable for expenses reimbursed by Manager (Note 3)	7,874
Total assets	4,904,103
Liabilities:
Payable to affiliate for (Note 3):
Management fee	1,278
Shareholder service fee	617
Trustees and Chief Compliance Officer of GMO Trust fees	14
Payable for variation margin on open futures contracts (Note 2)	890
Accrued expenses	63,321
Total liabilities	66,120
Net assets	$4,837,983
Net assets consist of:
Paid-in capital	$18,707,305
Accumulated undistributed net investment income	9,338
Accumulated net realized loss	(11,532,617)
Net unrealized depreciation	(2,346,043)
$4,837,983
Net assets attributable to:
Class III shares	$4,837,983
Shares outstanding:
Class III	1,063,432
Net asset value per share:
Class III	$4.55

See accompanying notes to the financial statements.

13

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2009

Investment Income:
Dividends (net of withholding taxes of $26)	$489,816
Interest	3,285
Total investment income	493,101
Expenses:
Management fee (Note 3)	63,735
Shareholder service fee – Class III (Note 3)	30,839
Custodian, fund accounting agent and transfer agent fees	28,756
Audit and tax fees	56,133
Legal fees	414
Trustees fees and related expenses (Note 3)	241
Miscellaneous	3,148
Total expenses	183,266
Fees and expenses reimbursed by Manager (Note 3)	(88,251)
Expense reductions (Note 2)	(220)
Net expenses	94,795
Net investment income (loss)	398,306
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(10,616,559)
Closed futures contracts	(136,068)
Net realized gain (loss)	(10,752,627)
Change in net unrealized appreciation (depreciation) on:
Investments	1,156,559
Open futures contracts	39,775
Net unrealized gain (loss)	1,196,334
Net realized and unrealized gain (loss)	(9,556,293)
Net increase (decrease) in net assets resulting from operations	$(9,157,987)

See accompanying notes to the financial statements.

14

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2009	Year Ended February 29, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$398,306	$662,983
Net realized gain (loss)	(10,752,627)	606,964
Change in net unrealized appreciation (depreciation)	1,196,334	(5,075,041)
Net increase (decrease) in net assets from operations	(9,157,987)	(3,805,094)
Distributions to shareholders from:
Net investment income
Class III	(435,336)	(613,306)
Net realized gains
Class III	—	(2,010,274)
	(435,336)	(2,623,580)
Net share transactions (Note 7):
Class III	(14,926,712)	60,351
Total increase (decrease) in net assets	(24,520,035)	(6,368,323)
Net assets:
Beginning of period	29,358,018	35,726,341
End of period (including accumulated undistributed net investment income of $9,338 and $49,547, respectively)	$4,837,983	$29,358,018

See accompanying notes to the financial statements.

15

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$7.86		$9.68	$10.78	$11.71	$11.36
Income (loss) from investment operations:
Net investment income (loss)†	0.14		0.18	0.21	0.26	0.20
Net realized and unrealized gain (loss)	(3.31)		(1.23)	0.80	0.58	0.86
Total from investment operations	(3.17)		(1.05)	1.01	0.84	1.06
Less distributions to shareholders:
From net investment income	(0.14)		(0.18)	(0.23)	(0.28)	(0.19)
From net realized gains	—		(0.59)	(1.88)	(1.49)	(0.52)
Total distributions	(0.14)		(0.77)	(2.11)	(1.77)	(0.71)
Net asset value, end of period	$4.55		$7.86	$9.68	$10.78	$11.71
Total Return(a)	(40.83)%		(11.88)%	9.80%	7.73%	9.59%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,838		$29,358	$35,726	$95,605	$112,411
Net expenses to average daily net assets	0.46	%(b)	0.46%	0.46%	0.48%	0.48%
Net investment income to average daily net assets	1.94%		1.93%	1.91%	2.31%	1.79%
Portfolio turnover rate	57%		75%	72%	62%	60%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.43%		0.23%	0.13%	0.12%	0.10%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The net expense ratio does not include the effect of expense reductions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

16

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2009

1.  Organization

GMO U.S. Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and in companies with similar market capitalizations.

2.  Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security were sold. The difference between a fair value price and the value realized upon a sale could be material.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for the Fund's current fiscal year. While the adoption of SFAS 157 does not have an effect on the Fund's net asset value, it

17

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund's investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuations according to inputs used as of February 28, 2009 in valuing the Fund's investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$4,738,190	$—
Level 2 - Other Significant Observable Inputs	134,429	—
Level 3 - Significant Unobservable Inputs*	—	—
Total	$4,872,619	$—

*  Represents the interest in bankrupt securities that have no value at February 28, 2009.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(5,162)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(5,162)

**  Other financial instruments include futures contracts.

18

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$8	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(8)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of February 28, 2009	$—	$—

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contract or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, interest rate, total return, credit default and variance swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral. The party posting the collateral typically receives the interest associated with or payments related to the collateral and has the risk of loss related to the collateral.

19

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities. Buying credit default protection reduces the buyer's exposure in the event of an issuer's default (e.g., it reduces risk where a party owns a security issued by or otherwise has exposure to the issuer). Selling credit default protection subjects the seller to exposure to an issuer's default. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event). If no credit event occurs, the seller has no payment obligations. For credit default swap agreements on asset-backed securities, a credit event may be triggered by such events as the issuer's failure to pay interest or principal, an agreement of the holders of an asset-backed security to a maturity extension, a rating downgrade on the security or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer's bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations.

20

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Payments received or made on swap agreements are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements.

Swap agreements often are not actively traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves credit, legal, market and documentation risk that is not reflected in the amounts reported in the Statement of Assets and Liabilities. Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, or that the collateral that party posts may be insufficient or not timely received by the Fund. Credit risk may be particularly acute in an environment where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets is at least equal to the amount owed to the Fund in the event of default by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and the value of the collateral declines, the Fund's recovery of cash may be delayed or limited. The Fund had no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to qualified brokers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities upon entering into the loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account. For the year from March 1, 2008 through February 28, 2009, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after

21

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences primarily relate to capital loss carryforwards, losses on wash sale transactions and post-October capital losses.

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2009. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,179)	$917,553	$(914,374)

The tax character of distributions declared to shareholders is as follows:

	2/28/2009	2/29/2008
Ordinary income (including any net short-term capital gain)	$435,336	$1,421,484
Net long-term capital gain	—	1,202,096
Total distributions	$435,336	$2,623,580

Distributions in excess of tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital for tax purposes.

22

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

As of February 28, 2009, the components of distributable earnings on a tax basis consisted of the following:

Undistributed ordinary income (including any net short-term capital gain)	$9,338

As of February 28, 2009, the Fund elected to defer to March 1, 2009 post-October capital losses of $7,496,232.

As of February 28, 2009, the Fund had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Such losses expire as follows:

2/28/2017	$(3,433,141)
Total	$(3,433,141)

As of February 28, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,821,906	$21,602	$(2,970,889)	$(2,949,287)

Utilization of the capital loss carryforwards, post-October capital losses and future losses, if any, realized subsequent to February 28, 2009 could be subject to limitations imposed by the Code related to share ownership activity.

The Fund is subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of a tax position taken or expected to be taken in a tax return that could affect the Fund's financial statements. The Fund did not have any unrecognized tax benefits or liabilities at February 28, 2009, nor did it have any increases or decreases in unrecognized tax benefits or liabilities for the period then ended. The Fund is subject to examination prior to the expiration of the statute of limitations by U.S. federal and state tax authorities for tax returns filed.

Security transactions and related investment income

Security transactions in the financial statements are accounted for on the trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the

23

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation indexed securities, is adjusted for inflation and any increase or decrease is recorded as interest income or loss. Income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis for the purposes of determining the cost basis.

Expenses

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

State Street Bank and Trust Company ("State Street") serves as custodian, fund accounting agent and transfer agent of the Fund. State Street's fees may be reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. The Fund receives the benefit of the earnings allowance. In addition, Goldman Sachs Agency Lending, the Fund's securities lending agent, has agreed to reimburse the Fund for certain transactional expenses related to securities lending activity. Credit balances or expense reimbursements used to reduce fees, if any, are reported as a reduction of expenses in the Statement of Operations.

Recently issued accounting pronouncement

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Manager is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to the Fund. That fee is paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

Through at least June 30, 2009, the Manager has contractually agreed to reimburse the Fund for Fund expenses incurred through that date to the extent the Fund's total annual operating expenses (excluding "Excluded Expenses", as defined below) exceed 0.31% of the Fund's average daily net assets. Excluded Expenses include shareholder service fees, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and

24

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

expenses of the Trust's Chief Compliance Officer ("CCO") (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Section 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

The Fund's portion of the fees paid by the Trust to the Trust's independent Trustees and CCO during the year ended February 28, 2009 was $241 and $154, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. The Fund paid no remuneration to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2009 aggregated $11,440,737 and $25,465,153, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with its indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.  Principal shareholders and related parties

As of February 28, 2009, 97.31% of the outstanding shares of the Fund were held by one shareholder. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. Redemptions from (or investments into) the Fund or on behalf of this large shareholder may have a material effect on the Fund.

As of February 28, 2009, 0.31% of the Fund's shares were held by senior management of the Manager and GMO Trust officers and 0.48% of the Fund's shares were held by accounts for which the Manager had investment discretion.

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2009

7.  Share transactions

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,140	$16,864	183,699	$1,585,009
Shares issued to shareholders in reinvestment of distributions	64,488	427,139	279,714	2,550,763
Shares repurchased	(2,738,867)	(15,370,715)	(421,121)	(4,075,421)
Net increase (decrease)	(2,671,239)	$(14,926,712)	42,292	$60,351

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Intrinsic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the "Fund") at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2009

27

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2009 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2009.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2008 through February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$621.60	$1.85
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2009, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

28

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2009 (Unaudited)

The Fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2009 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2009, $2,916 or if determined to be different, the qualified interest income of such year.

29

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	59	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2007 and December 31, 2008, these entities paid $789,416 and $183,864 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the Securities and Exchange Commission beginning in August 2006, the Independent Trustees' legal counsel provided the Staff with information regarding Mr. Glazer's relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees' legal counsel that Mr. Glazer is not an "interested person" of the Trust.

30

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	59	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

Peter Tufano c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	59	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Partners HealthCare System, Inc. is a client of the Manager.

31

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
J.B. Kittredge DOB: 08/22/1954	President and Chief Executive Officer	Since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – Present); Partner, Ropes & Gray LLP.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004).

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc. (June 2003 – September 2004).

Mahmoodur Rahman c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

32

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years[5]
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

4  Each officer is elected to hold such office until his or her successor is duly elected and qualified to carry out the duties and responsibilities of the office, or until he or she resigns or is removed from office.

5  Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

33

Item 2. Code of Ethics.

As of February 28, 2009, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2009, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)          AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2009 and 2008 were $2,305,743 and $2,154,900, respectively.

(b)         AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2009 and 2008 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $21,377 and $64,212, respectively. The aggregate fees billed in 2009 and 2008 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $528,000 and $250,000, respectively.

(c)          TAX FEES:  The aggregate fees billed to the registrant in 2009 and 2008 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $753,938 and $904,314, respectively.   The aggregate fees billed in 2009 and 2008 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $10,680 and $9,800, respectively.

(d)         ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2009 or 2008.

(e)          (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved.  Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules, on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)          (2) None.

(f)            Not applicable.

(g)         NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2009 and 2008 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,313,995 and $1,229,726, respectively.  For the fiscal year ended February 28, 2009, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the  operations and financial reporting of the Funds.  For the fiscal year ended February 29, 2008, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $1,400 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)         The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)          The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3)  Not applicable to this registrant.

(b)         Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

	Date:	May 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

	Date:	May 6, 2009

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

	Date:	May 6, 2009